UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07890

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: February 28

Date of reporting period: 08/31/19

Item 1.	Reports to Stockholders.

Shareholder Report For the One Month Ended 8/31/2019
Annual Report 7/31/2019

Invesco

Oppenheimer

Rochester®

AMT-Free Municipal

Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Rochester AMT-Free Municipal Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Month	2.28%	-2.03%	1.58%
1-Year	10.01	5.34	8.72
5-Year	6.90	5.98	3.85
10-Year	8.33	7.85	4.62

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Year	9.22%	4.53%	7.31%
5-Year	6.99	6.07	3.77
10-Year	9.08	8.61	4.63

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Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund as they have different expenses. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes and sales charges. Fund literature is available at invesco.com.

4          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Fund Performance Discussion

Performance summary

For the fiscal year ended July 31, 2019, the Class A shares of Invesco Oppenheimer Rochester AMT-Free Municipal Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Barclays Municipal Bond Index, the Fund’s benchmark. Please note that the fiscal year-end for the Fund has changed from July 31 to February 28. The below is a discussion of the Fund’s performance as of its last fiscal year ended July 31, 2019.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the fifth consecutive year in 2018, and performance remained strong throughout this fiscal year. Investment grade municipals returned 7.31% and high yield municipals returned 8.08% during the fiscal year.1 Performance has been particularly strong the first seven months of 2019 with investment grade municipals returning 5.94% and high yield municipals returning 7.33%.1

The fiscal year was characterized by supportive technical conditions (supply and demand balances) as new issuance of municipal bonds underwhelmed, totaling $342 billion — down nearly 18% from the previous fiscal year.2 Flows into the municipal bond asset class were positive for the last 30 weeks of the fiscal year.3 Consistent positive flow pattern, coupled with continued limited supply, resulted in strong performance across the municipal market. Fund flows totaled $54.2 billion from August 2018 through July 2019.4

The high yield municipal bond market outperformed the investment grade bond segment, led by improved price discovery on Puerto Rico bonds as a result of developments in the commonwealth’s debt restructuring and strong performance of high yield general obligation securities.

Municipal bonds withstood considerable headwinds during the fiscal year, including interest rate movements that had the 10-year US Treasury yield breaching 2.00% in July 2019. Additionally, the US government shutdown, which occurred midway through the fiscal year and lasted 35 days, along with ongoing US-China trade negotiations and Brexit developments created a challenging market environment. Both investment grade municipals and high yield municipals posted negative returns for the months of September and October 2018: Worsening market conditions exposed the municipal bond market to more sensitivity relating to a sell-off in US Treasuries in September. Despite these challenges, the municipal market continued to perform positively this fiscal year as technical

5          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

conditions provided tailwinds.

Investors’ concerns about the future of interest rates, meanwhile, created increased demand for Treasuries and high-grade municipal bonds alike, and yields continued to fall at all maturities as high yield securities rallied. The yield curve for 30-year, AAA-rated municipal bonds continued to flatten as trade tensions between the US and China increased worries about inflationary pressures.

During the fiscal year, the US Federal Reserve (the Fed) raised the federal funds rate two times (in September and December 2018) before lowering it in July 2019.5 The two rate hikes, the eighth and ninth since December 2008, were anticipated and reflected increased confidence in the US economy amid low unemployment, relatively stable inflation and overall robust economic growth. This expansionary monetary policy significantly flattened the US Treasury yield curve with a slight inversion on the short end occurring in December 2018.

However, the Fed’s dovish stance at the beginning of calendar year 2019 took the market by surprise, leading economists to change their predictions from two interest rate increases in 2019, to just one. Amid political pressure and despite favorable growth and labor trends, the Fed ultimately reversed course and lowered the Fed Funds rate in July, citing uncertainty about the global economic outlook. The Treasury curve was inverted at fiscal year-end with investors preferring 2- to 7-year paper over shorter and longer maturities. Economists were mixed as to whether this particular inversion, the first since mid-2007, portends a recession.

Earlier in the fiscal year, as anticipated, US midterm election results had a positive impact on municipal securities as perceived threats to municipal tax exemptions, further tax reform and changes to the Affordable Care Act were greatly reduced. News of a possible ban on flavored e-cigarettes and menthol cigarettes made headlines, which caused a short-lived decline in the valuations of below-investment-grade tobacco settlement bonds. Meanwhile, year-end demand for yield and coupon payments caused the asset class to end 2018 on a strong note. Investors affected by the $10,000 cap on state and local tax (SALT) deductions poured a record $18.9 billion into municipal bond funds in the first 8 weeks of calendar year 2019, the most over that period in at least 13 years.4

At the close of the fiscal year, we believed municipal fundamentals remained strong and viewed the ongoing impact of the Tax Cut and Jobs Act of 2018 as a potential market factor. As a result, demand for municipal bond investments could remain strong as retail investors continue to seek tax-exempt income.

Over the fiscal year, security selection in general obligation (G.O.) and sales tax revenue bonds, the Fund’s largest and sixth largest sectors, respectively, significantly contributed to the Fund’s performance. Sales tax revenue bonds issued by the Commonwealth of Puerto Rico (COFINAs)

6          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

represented more than 60% of the Fund’s assets in that sector at fiscal year-end. The Fund’s holdings in the correctional facilities and municipal leases sectors as well as the two aforementioned sectors produced the strongest single-sector returns this fiscal year. In aggregate, the Fund’s diverse holdings in securities issued in Puerto Rico provided a larger contribution to the Fund’s total return than any single sector. Meanwhile, the Fund’s overweight exposure to tobacco settlement bonds relative to the municipal bond funds or other asset managers detracted from the Fund’s performance as a result of the negative total returns of “Buckeye” zeroes issued by the Ohio Tobacco Settlement Financing Authority. Pre-refunded bonds and the gas utilities and the hotels, restaurants, and leisure sectors, among others, were underperformers relative to the Bloomberg Barclays Municipal Bond Index.

During the fiscal year, leverage contributed to the Fund’s performance. The Fund achieved a leveraged position through the use of inverse floating rate securities and tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments. Investors are reminded that the Fund is not and will not be managed based on predictions of interest rate changes.

Oppenheimer Rochester AMT-Free Municipal Fund (the predecessor fund) was renamed Invesco Oppenheimer Rochester AMT-Free Municipal Fund after the close of business on May 24, 2019, when Invesco’s acquisition of

OppenheimerFunds was finalized. Prior to the commencement of the Fund’s operations, Troy E. Willis managed the predecessor fund since 2003. Effective June 21, 2019, the portfolio management team of this fund was changed

7          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

to Mr. Willis (lead manager) and Mark Paris.

Thank you for investing in Invesco Oppenheimer Rochester AMT-Free Municipal Fund and for sharing our long-term investment horizon.

1 Sources: Bloomberg Barclays Municipal Bond Index, Bloomberg Barclays High Yield Municipal Bond Index

2 Source: The Bond Buyer

3 Source: Lipper

4 Source: Strategic Insight

5 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES – 8/31/19

General Obligation	11.9%
Tobacco Master Settlement Agreement	10.3
Hospital/Healthcare	7.6
Highways/Commuter Facilities	6.2
Education	6.0
Sales Tax Revenue	6.0
Sewer Utilities	5.3
Higher Education	4.8
Special Tax	4.0
Government Appropriation	3.8

Holdings are subject to change and are not buy/sell recommendations. Percentages are as of August 31, 2019 and are based on total assets.

CREDIT ALLOCATION – 8/31/19

	NRSRO- Rated	Adviser- Rated	Total
AAA	3.6%	0.7%	4.3%
AA	29.4	0.0	29.4
A	24.5	0.0	24.5
BBB	12.9	4.5	17.4
BB or lower	9.8	14.6	24.4
Total	80.2%	19.8%	100.0%

The percentages above are based on the market value of the securities as of August 31, 2019 and are subject to change. Invesco Advisers, Inc. (the Adviser) determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

9          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TOP TEN CATEGORIES – 7/31/19

General Obligation	11.1%
Tobacco Master Settlement Agreement	10.1
Hospital/Healthcare	6.5
Education	6.2
Highways/Commuter Facilities	6.2
Sales Tax Revenue	5.9
Sewer Utilities	5.4
Higher Education	4.8
Special Tax	4.1
Diversified Financial Services	3.8

Holdings are subject to change and are not buy/sell recommendations. Percentages are as of July 31, 2019 and are based on total assets.

CREDIT ALLOCATION – 7/31/19

	NRSRO- Rated	Adviser- Rated	Total
AAA	2.7%	0.8%	3.5%
AA	28.7	0.0	28.7
A	25.1	0.0	25.1
BBB	12.7	4.6	17.3
BB or lower	10.2	15.2	25.4
Total	79.4%	20.6%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2019 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

For more current Fund holdings, please visit invesco.com.

10          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/19
	Inception					Since
	Date	1-Month	1-Year	5-Year	10-Year	Inception
Class A (OPTAX)	10/27/76	2.28%	10.01%	6.90%	8.33%	5.93%
Class C (OMFCX)	8/29/95	2.24	9.13	6.10	7.50	4.46
Class Y (OMFYX)	11/29/10	2.31	10.16	7.15	N/A	8.32
Class R6 (IORAX)*	5/24/19	2.30	10.06	6.91	8.34	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/19
	Inception					Since
	Date	1-Month	1-Year	5-Year	10-Year	Inception
Class A (OPTAX)	10/27/76	-2.03%	5.34%	5.98%	7.85%	5.82%
Class C (OMFCX)	8/29/95	1.24	8.13	6.10	7.50	4.46
Class Y (OMFYX)	11/29/10	2.31	10.16	7.15	N/A	8.32
Class R6 (IORAX)*	5/24/19	2.30	10.06	6.91	8.34	N/A

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/19
	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (OPTAX)	10/27/76	9.22%	6.99%	9.08%	5.89%
Class C (OMFCX)	8/29/95	8.34	6.15	8.24	4.37
Class Y (OMFYX)	11/29/10	9.52	7.24	N/A	8.11
Class R6 (IORAX)*	5/24/19	9.24	6.99	9.08	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/19
	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (OPTAX)	10/27/76	4.53%	6.07%	8.61%	5.78%
Class C (OMFCX)	8/29/95	7.34	6.15	8.24	4.37
Class Y (OMFYX)	11/29/10	9.52	7.24	N/A	8.11
Class R6 (IORAX)*	5/24/19	9.24	6.99	9.08	N/A

*Class R6 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

11          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, and Class Y shares of the predecessor fund were reorganized into Class A, Class C, and Class Y shares, respectively, of the Fund. Class R6 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, which is an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the U.S. Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged, and an investment cannot be made into an index. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

12          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Distribution yields for Class A shares are based on dividends of $0.022 for the 28-day accrual period ended July 23, 2019. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on July 23, 2019; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0176 and $0.0234, respectively, for the 28-day accrual period ended July 23, 2019 and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended July 31, 2019 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended July 31, 2019. The calculation excludes any expense reimbursements and thus may result in a lower yield.

Taxable equivalent yield is based on the standardized yield and the top 2019 federal tax rate of 40.8%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; Invesco does not offer tax advice. Please consult your tax adviser for information regarding your own personal tax situation. This Report must be preceded or accompanied by a Fund prospectus.

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

13          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Actual	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During 6 Months Ended August 31, 2019[1,2]
Class A	$1,000.00	$1,088.80	$4.52
Class C	1,000.00	1,084.10	8.52
Class Y	1,000.00	1,089.00	3.26
Class R6	1,000.00	1,089.30	1.56

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.81	4.38
Class C	1,000.00	1,016.99	8.25
Class Y	1,000.00	1,022.02	3.16
Class R6	1,000.00	1,022.37	2.80

1. Actual expenses paid for Class A, C and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Actual expenses paid for Class R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 99/366 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2019 for Classes A, C and Y and for the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019 for Class R6 are as follows:

Class	Expense Ratios
Class A	0.86%
Class C	1.62
Class Y	0.62
Class R6	0.55

15          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During 6 Months Ended July 31, 2019[1,2]
Class A	$1,000.00	$1,082.80	$5.07
Class C	1,000.00	1,076.50	9.00
Class Y	1,000.00	1,082.90	3.83
Class R6	1,000.00	1,083.00	1.38

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.93	4.92
Class C	1,000.00	1,016.17	8.74
Class Y	1,000.00	1,021.12	3.72
Class R6	1,000.00	1,021.27	3.56

1. Actual expenses paid for Class A, C and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Actual expenses paid for Class R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 68/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2019 for Classes A, C and Y and for the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019 for Class R6 are as follows:

Class	Expense Ratios
Class A	0.98%
Class C	1.74
Class Y	0.74
Class R6	0.71

17          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS August 31, 2019 Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—102.3%
Alabama—5.7%
$20,000,000	Birmingham, AL Commercial Devel. Authority (Civic Center Improvements)	5.500%		04/01/2041	$20,895,600
385,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)	6.125		12/01/2025	385,200
16,150,000	Birmingham, AL Waterworks	5.000		01/01/2043	19,271,472
2,500,000	Birmingham-Jefferson, AL Civic Center Authority	5.000		07/01/2048	3,012,700
195,000	Cooperative District, AL Fort Deposit	6.000		02/01/2036	183,657
25,000	Etowah, AL Gadsden, AL Health Care Authority	4.375		01/01/2032	25,047
4,500,000	Homewood, AL Educational Building Authority (Samford University)	5.000		12/01/2047	5,306,085
4,500,000	Jefferson County, AL GO	5.000		09/15/2035	5,462,775
20,185,000	Jefferson County, AL Sewer	0.000	[1]	10/01/2046	19,537,465
20,000,000	Jefferson County, AL Sewer	0.000	[1]	10/01/2050	19,311,200
8,750,000	Jefferson County, AL Sewer	0.000	[1]	10/01/2050	8,506,750
8,000,000	Jefferson County, AL Sewer	6.000		10/01/2042	9,601,120
7,500,000	Jefferson County, AL Sewer	6.500		10/01/2053	9,110,550
4,000,000	Jefferson County, AL Sewer	7.000		10/01/2051	4,943,800
200,000	Mobile, AL Improvement District (McGowin Park)	5.250		08/01/2030	213,088
					125,766,509

Alaska—0.0%
600,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[2,3]	5.875		12/01/2027	30,000
90,000	AK Northern Tobacco Securitization Corp. (TASC)	5.000		06/01/2032	90,114
					120,114

Arizona—2.1%
500,000	AZ IDA (AM&S/AcadM&S/M&SSA Obligated Group)	5.000		07/01/2038	593,790
1,800,000	AZ IDA (AM&S/AcadM&S/M&SSA Obligated Group)	5.000		07/01/2048	2,107,296
2,125,000	AZ IDA (AM&S/AcadM&S/M&SSA Obligated Group)	5.000		07/01/2052	2,470,695
675,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)	5.000		07/01/2042	788,846
925,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)	5.000		07/01/2047	1,079,207
1,000,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)	5.000		07/01/2051	1,158,500
1,100,000	AZ IDA (Provident Group - Eastern Michigan University Parking)	5.000		05/01/2048	1,274,504
1,000,000	AZ IDA (Provident Group - Eastern Michigan University Parking)	5.000		05/01/2051	1,155,270
570,000	AZ IDA (Provident Group-NCCU Properties)	5.000		06/01/2058	675,462
342,000	Festival Ranch, AZ Community Facilities District	5.750		07/01/2032	342,205
80,000	Maricopa County, AZ IDA (Greathearts Arizona)	5.000		07/01/2037	96,366
145,000	Maricopa County, AZ IDA (Greathearts Arizona)	5.000		07/01/2048	172,015
495,000	Maricopa County, AZ IDA (Immanuel Campus Care)[2,3]	8.500		04/20/2041	341,550

18          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Arizona (Continued)
$130,000	Maricopa County, AZ School District No. 24 (Gila Bend)	5.500%		07/01/2022	$130,157
260,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien	5.300		07/01/2030	260,369
750,000	Phoenix, AZ IDA (Career Success Schools)	7.000		01/01/2029	754,845
450,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250		07/01/2036	450,315
8,500,000	Phoenix, AZ IDA (Rowan University)	5.250		06/01/2034	9,272,140
2,910,000	Pima County, AZ IDA (Arizona Charter School)	5.375		07/01/2031	3,078,285
550,000	Pima County, AZ IDA (Christian Care Tucson)	5.000		06/15/2037	641,405
1,010,000	Pima County, AZ IDA (Christian Care Tucson)	5.000		12/15/2047	1,164,570
900,000	Pima County, AZ IDA (Excalibur Charter School)	5.500		09/01/2046	949,608
1,405,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)	8.125		07/01/2041	1,407,557
195,000	Pima County, AZ IDA (Paideia Academies)	5.125		07/01/2039	197,976
240,000	Pima County, AZ IDA (Paideia Academies)	5.250		07/01/2049	243,953
760,000	Pima County, AZ IDA (Tucson Country Day School)	5.000		06/01/2037	758,168
930,000	Rio Rico, AZ Fire District	7.000		07/01/2030	1,027,780
70,000	Rio Rico, AZ Fire District	7.000		07/01/2030	76,850
3,000,000	Salt Verde, AZ Financial Corp.	5.000		12/01/2032	3,987,030
6,500,000	Salt Verde, AZ Financial Corp.	5.000		12/01/2037	9,018,035
100,000	Salt Verde, AZ Financial Corp.	5.500		12/01/2029	132,884
					45,807,633

Arkansas—0.1%
1,675,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[2,3]	6.250		02/01/2038	1,222,750

California—10.3%
7,000,000	CA County Tobacco Securitization Agency	5.310	[4]	06/01/2046	1,265,600
6,000,000	CA County Tobacco Securitization Agency	6.647	[4]	06/01/2046	1,037,880
129,820,000	CA County Tobacco Securitization Agency	6.698	[4]	06/01/2050	15,382,372
5,000	CA County Tobacco Securitization Agency	7.230	[4]	06/01/2033	2,289
160,000	CA County Tobacco Securitization Agency (TASC)	5.700	[1]	06/01/2046	160,966
50,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2035	50,475
4,905,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2043	4,969,501
3,375,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	3,544,256
10,085,000	CA GO	5.000		09/01/2037	12,424,821
5,000,000	CA GO	5.000		09/01/2045	6,070,700
8,500,000	CA GO	5.000		08/01/2046	10,287,295
170,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000		06/01/2029	205,586
10,000,000	CA Health Facilities Financing Authority (SHlth/ SBH/SVNA&H/SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)	5.000		11/15/2046	12,083,800
175,000	CA HFA, Series A	4.250		01/15/2035	209,601
3,500,000	CA Local Public Schools Funding Authority	4.000		08/01/2042	3,921,190
3,350,000	CA M-S-R Energy Authority	6.500		11/01/2039	5,358,258

19          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$10,000,000	CA M-S-R Energy Authority	7.000%		11/01/2034	$15,584,300
4,250,000	CA Municipal Finance Authority (CHF-Davis-West Village Student Hsg.)	5.000		05/15/2043	5,226,140
250,000	CA Municipal Finance Authority (Harbor Regional Center)	8.500		11/01/2039	252,935
3,500,000	CA Municipal Finance Authority (UCR North District Phase I Student Hsg.)	5.000		05/15/2049	4,357,395
450,000	CA Public Works (Various Community Colleges)	5.750		10/01/2030	451,642
1,000,000	CA School Finance Authority Charter School (Coastal Academy)	5.000		10/01/2033	1,084,630
19,275,000	CA Statewide CDA (Kaiser Foundation Hospitals/ Kaiser Credit Group Obligated Group)	1.270	[5]	08/15/2025	19,275,000
2,550,000	CA Statewide CDA (NCCD-Hooper Street - College of the Arts)	5.250		07/01/2039	3,004,078
2,005,000	CA Statewide CDA (Orinda Wilder)[6]	5.000		09/01/2030	2,339,314
1,450,000	Cathedral City, CA Redevel. Agency	5.000		08/01/2032	1,687,495
885,000	Cathedral City, CA Redevel. Agency	5.000		08/01/2033	1,028,096
9,985,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)	5.875		02/15/2034	10,021,545
345,750,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.996	[4]	06/01/2057	11,395,920
2,750,000	Lammersville, CA Joint Unified School District Special Tax Community Facilities District (Mountain House-Shea)	6.000		09/01/2043	3,160,850
415,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.000	[1]	09/01/2025	443,033
375,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.100	[1]	09/01/2026	400,845
885,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.150	[1]	09/01/2027	945,941
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.200	[1]	09/01/2028	1,067,320
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.250	[1]	09/01/2029	533,480
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.300	[1]	09/01/2030	533,455
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.375	[1]	09/01/2032	1,066,230
2,000,000	Long Beach, CA Bond Finance Authority Natural Gas	5.500		11/15/2037	2,898,600
180,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)	5.750		09/01/2040	184,646
20,000,000	Los Angeles, CA Unified School District[7]	5.250		07/01/2042	25,221,400
1,250,000	Lynwood, CA Redevel. Agency Tax Allocation	7.000		09/01/2031	1,391,175
4,500,000	Oak Grove, CA School District	0.000	[1]	08/01/2042	2,630,565
1,250,000	Oxnard, CA Financing Authority Wastewater	5.000		06/01/2032	1,461,150
1,500,000	Oxnard, CA Financing Authority Wastewater	5.000		06/01/2033	1,750,365
850,000	Oxnard, CA Financing Authority Wastewater	5.000		06/01/2034	989,748
2,575,000	Paramount, CA Unified School District	5.250		08/01/2046	3,215,351

20          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,745,000	Poway, CA Unified School District Public Financing Authority Special Tax[6]	5.000%		09/01/2033	$2,109,618
3,110,000	Poway, CA Unified School District Public Financing Authority Special Tax[6]	5.000		09/01/2034	3,750,971
10,000,000	San Francisco, CA City & County COP[7]	5.000		10/01/2033	10,396,465
250,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	6.750		08/01/2041	270,603
350,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	7.000		08/01/2041	379,859
350,000	San Jose, CA Finance Authority (Convention Center)	5.500		05/01/2031	375,428
1,880,000	Santa Cruz, CA Redevel. Agency Tax Allocation	5.000		09/01/2035	2,267,449
5,000,000	University of California	5.000		05/15/2038	6,353,400

					226,481,027

Colorado—3.7%
2,000,000	Berthoud-Heritage, CO Metropolitan District No. 1	5.625		12/01/2048	2,102,700
550,000	BNC, CO Metropolitan District No. 1	5.000		12/01/2037	664,961
3,355,000	CO Broomfield Village Metropolitan District No. 2[3,8]	6.250		12/01/2032	2,717,550
125,000	CO E-470 Public Highway Authority	6.812	[4]	09/01/2025	113,170
40,000	CO Educational and Cultural Facilities Authority (Cesar Chavez Academy Charter School)	4.500		08/01/2037	40,074
1,200,000	CO Educational and Cultural Facilities Authority (Rocky Mountain Academy of Evergreen)	6.450		11/01/2040	1,277,496
1,000,000	CO Educational and Cultural Facilities Authority (Stargate Charter School)	5.000		12/01/2038	1,223,200
720,000	CO Fossil Ridge Metropolitan District No. 1	7.250		12/01/2040	745,373
2,000,000	CO Health Facilities Authority (Ascension Health System Sunbelt)	4.000		11/15/2043	2,290,840
1,400,000	CO Health Facilities Authority (Christian Living Neighborhoods)	5.000		01/01/2037	1,548,204
1,515,000	CO Health Facilities Authority (Commonsprirt Health)	5.000		08/01/2044	1,847,649
7,075,000	CO Health Facilities Authority (ELGS/ELGSS/ ELGSF/GSSH Obligated Group)	5.000		06/01/2047	8,931,480
750,000	CO Potomac Farms Metropolitan District	7.250		12/01/2037	750,383
78,000	CO Potomac Farms Metropolitan District	7.625	[1]	12/01/2023	78,060
1,000,000	CO Sorrell Ranch Metropolitan District[2,3]	6.750		12/15/2036	280,000
900,000	Cottonwood Highlands, CO Metropolitan District No. 1	5.000		12/01/2049	964,503
12,500,000	Denver, CO City & County Airport	5.000		12/01/2048	15,549,500
1,605,000	Ebert, CO Metropolitan District	5.000		12/01/2043	1,975,081
7,000,000	Ebert, CO Metropolitan District	5.000		12/01/2043	8,614,060
900,000	Hunters Overlook, CO Metropolitan District No. 5	5.000		12/01/2039	971,919
1,360,000	Hunters Overlook, CO Metropolitan District No. 5	5.000		12/01/2049	1,452,235
1,575,000	Hunting Hill, CO Metropolitan District	5.625		12/01/2048	1,675,847
710,000	Powhaton Road, CO Metropolitan District No. 2	5.625		12/01/2048	749,192

21          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$1,495,000	Public Authority for CO (Natural Gas Energy)	6.250%		11/15/2028	$1,946,236
5,000,000	Public Authority for CO (Natural Gas Energy)	6.500		11/15/2038	7,798,750
4,665,000	Rampart Range, CO Metropolitan District No. 1	5.000		12/01/2042	5,666,762
1,500,000	Rampart Range, CO Metropolitan District No. 1	5.000		12/01/2047	1,810,485
500,000	Tabernash Meadows, CO Water & Sanitation District	7.125		12/01/2034	516,550
110,000	Tallyns Reach, CO Metropolitan District No. 3	5.000		12/01/2033	118,106
250,000	Tallyns Reach, CO Metropolitan District No. 3	5.125		11/01/2038	268,318
983,237	Woodmen Heights, CO Metropolitan District No. 1	6.000		12/01/2041	1,003,334
5,227,406	Woodmen Heights, CO Metropolitan District No. 1	7.300	[1]	12/15/2041	4,596,772

					80,288,790

Connecticut—0.5%
6,125,000	CT H&EFA (Fairfield University)	4.000		07/01/2042	6,823,373
1,130,000	CT H&EFA (Nuvance Health)	4.000		07/01/2041	1,268,459
1,500,000	CT H&EFA (Nuvance Health)	4.000		07/01/2049	1,662,570
500,000	Georgetown, CT Special Taxing District[2,3]	5.125		10/01/2036	160,000
625,000	Hamden, CT GO	5.000		08/15/2030	774,619
10,976,478	Mashantucket Western Pequot Tribe CT2,9	6.050		07/01/2031	375,944

					11,064,965

Delaware—0.1%
2,702,000	Bridgeville, DE Special Obligation (Heritage Shores)	5.450		07/01/2035	2,703,135

District of Columbia—0.8%
110,000	District of Columbia Ballpark	5.000		02/01/2031	110,287
1,810,000	District of Columbia Center for Strategic & International Studies	6.375		03/01/2031	1,948,900
1,565,000	District of Columbia Tobacco Settlement Financing Corp.	6.500		05/15/2033	1,802,395
4,385,000	District of Columbia Tobacco Settlement Financing Corp.	6.750		05/15/2040	4,523,478
72,125,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.369	[4]	06/15/2046	7,677,706
400,000	District of Columbia University (Gallaudet University)	5.500		04/01/2034	425,348

					16,488,114

Florida—5.0%
1,815,000	Amelia Concourse, FL Community Devel. District[2,3]	5.750		05/01/2038	1,687,950
355,000	Arlington Ridge, FL Community Devel. District	5.500		05/01/2036	355,000
435,000	Avignon Villages, FL Community Devel. District[2,3]	5.300		05/01/2014	30,450
250,000	Avignon Villages, FL Community Devel. District[2,3]	5.400		05/01/2037	17,500
5,000,000	Canaveral, FL Port Authority	5.000		06/01/2048	6,087,750

22          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$990,000	Cascades, FL Groveland Community Devel. District	5.300%		05/01/2036	$990,644
1,990,000	Chapel Creek, FL Community Devel. District Special Assessment[2,3]	5.500		05/01/2038	1,791,000
825,942	Clearwater Cay, FL Community Devel. District[2,3]	5.500		05/01/2037	470,787
2,280,000	Creekside, FL Community Devel. District[2,3]	5.200		05/01/2038	1,026,000
5,000	Crosscreek, FL Community Devel. District[2]	5.600		05/01/2039	4,855
350,000	East Homestead, FL Community Devel. District	5.000		11/01/2033	367,511
25,000	East Homestead, FL Community Devel. District	7.250		05/01/2021	26,096
65,000	Escambia County, FL Health Facilities Authority	5.950		07/01/2020	67,575
255,000	FL Capital Trust Agency (Florida Charter Educational Foundation)	5.375		06/15/2038	288,596
480,000	FL Capital Trust Agency (Florida Charter Educational Foundation)	5.375		06/15/2048	534,072
455,000	FL Capital Trust Agency (IAS/ASchH/CAMS/ CAM&S Obligated Group)	5.000		12/15/2049	501,046
320,000	FL Capital Trust Agency (IAS/ASchH/CAMS/ CAM&S Obligated Group)	5.000		12/15/2054	350,349
772,795	FL Lake Ashton II Community Devel. District	5.375		05/01/2036	752,424
805,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District	5.500		05/01/2038	768,799
16,000,000	Greater Orlando, FL Aviation Authority[7]	5.000		10/01/2032	16,676,280
195,000	Heritage Isles, FL Community Devel. District[2]	7.100		10/01/2023	29,250
100,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A	5.500		05/01/2036	100,016
375,000	Indigo, FL Community Devel. District[2,3]	5.750		05/01/2036	262,500
35,000	Jacksonville, FL Health Facilities Authority (Daughters of Charity Health Services of Austin)	5.250		08/15/2027	37,371
190,000	Lake County, FL Educational Facilities	5.000		01/15/2054	203,750
565,000	Lake Helen, FL Educational Facilities (Ivy Hawn Charter School)	5.500		07/15/2048	603,974
600,000	Lake Helen, FL Educational Facilities (Ivy Hawn Charter School)	5.750		07/15/2053	646,554
1,255,000	Lakeland, FL Educational Facilities (Florida Southern College)	5.000		09/01/2029	1,371,677
1,000,000	Lakeland, FL Educational Facilities (Florida Southern College)	5.000		09/01/2037	1,078,440
3,000,000	Lakeland, FL Hospital System (Lakeland Regional Health System)	5.000		11/15/2040	3,430,020
4,000,000	Lee, FL Memorial Health System (Lee Memorial Hospital)	4.000		04/01/2037	4,546,520
1,465,000	Lucaya, FL Community Devel. District	5.375		05/01/2035	1,466,113
1,775,000	Magnolia Creek, FL Community Devel. District[2,3]	5.900		05/01/2039	319,500
95,000	Magnolia West, FL Community Devel. District Special Assessment	5.350		05/01/2037	102,705
10,000,000	Martin County, FL Pollution Control (Florida Power & Light)	1.430	[5]	07/15/2022	10,000,000
1,665,000	Miromar Lakes, FL Community Devel. District	5.000		05/01/2035	1,771,427
740,000	Miromar Lakes, FL Community Devel. District	5.375		05/01/2032	773,152

23          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$2,965,000	Monterey/Congress, FL Community Devel. District Special Assessment	5.375%		05/01/2036	$2,967,313
395,000	Naturewalk, FL Community Devel. District[2,3]	5.300		05/01/2016	312,050
335,000	Naturewalk, FL Community Devel. District[2,3]	5.500		05/01/2038	264,650
460,000	Orlando, FL Tourist Devel. Tax	5.500		11/01/2038	461,357
3,000,000	Orlando, FL Utilities Commission	5.000		10/01/2038	3,723,810
450,000	Palace Coral Gables, FL Community Devel. District Special Assessment	5.000		05/01/2032	495,527
1,000,000	Palace Coral Gables, FL Community Devel. District Special Assessment	5.625		05/01/2042	1,115,820
460,000	Palm River, FL Community Devel. District[2,3]	5.150		05/01/2013	230,000
510,000	Palm River, FL Community Devel. District[2,3]	5.375		05/01/2036	255,000
1,140,634	Pine Ridge Plantation, FL Community Devel. District	5.400		05/01/2037	1,061,930
750,000	Polk County, FL IDA (Carpenter’s Home Estates)	5.000		01/01/2049	841,688
125,000	Portico, FL Community Devel. District	5.450		05/01/2037	123,381
810,000	Reunion East, FL Community Devel. District[2,3]	5.800		05/01/2036	8
860,000	Reunion East, FL Community Devel. District[2,3]	7.375		05/01/2033	9
15,000	Ridgewood Trails, FL Community Devel. District	5.650		05/01/2038	14,727
2,400,000	River Glen, FL Community Devel. District Special Assessment[2,3]	5.450		05/01/2038	1,320,000
281,856	Santa Rosa Bay, FL Bridge Authority	6.250		07/01/2028	282,564
4,535,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)	6.500		07/01/2040	4,622,616
3,085,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)	6.750		07/01/2030	3,156,294
2,035,000	South Bay, FL Community Devel. District	5.125		05/01/2020	2,037,523
1,645,000	South Bay, FL Community Devel. District[2,3]	5.950		05/01/2036	16
1,965,000	South Bay, FL Community Devel. District	5.950		05/01/2036	1,946,391
935,000	South Bay, FL Community Devel. District[2,3]	6.600	[1]	05/01/2025	470,829
2,530,000	South Bay, FL Community Devel. District[2,3]	6.600	[1]	05/01/2036	1,275,297
1,500,000	St. Johns County, FL IDA (Presbyterian Retirement)	6.000		08/01/2045	1,565,385
400,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250		10/01/2041	341,380
5,000	Tern Bay, FL Community Devel. District	5.375		05/01/2037	5,002
3,990,000	Vista, FL Community Devel. District Special Assessment	5.375		05/01/2037	3,991,197
1,142,132	Waterford Estates, FL Community Devel. District Special Assessment[2,3]	5.125		05/01/2013	1,085,025
2,030,747	Waterford Estates, FL Community Devel. District Special Assessment[2,3]	5.500		05/01/2037	1,929,210
16,000	Waters Edge, FL Community Devel. District	5.350		05/01/2039	16,006
275,000	Waters Edge, FL Community Devel. District	6.600	[1]	05/01/2039	277,654
146,452	Waterstone, FL Community Devel. District[3]	0.000	[1]	05/01/2037	117,069
992,838	Waterstone, FL Community Devel. District[3]	5.020	[4]	11/01/2028	588,058
280,718	Waterstone, FL Community Devel. District[2,3]	5.500		05/01/2018	182,467
285,000	West Villages, FL Improvement District[2,3]	5.350		05/01/2015	228,000
7,150,000	West Villages, FL Improvement District[2,3]	5.800		05/01/2036	5,720,000

24          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$530,000	Westridge, FL Community Devel. District[2,3]	5.800%		05/01/2037	$530,000
250,000	Westside, FL Community Devel. District[2,3]	5.650		05/01/2037	87,500
2,335,000	Westside, FL Community Devel. District	5.650		05/01/2037	2,335,772
770,000	Westside, FL Community Devel. District[2]	5.650		05/01/2037	717,247
2,250,000	Wyld Palms, FL Community Devel. District[2,3]	5.400		05/01/2015	697,500
1,445,000	Wyld Palms, FL Community Devel. District[2,3]	5.500		05/01/2038	447,950
444,846	Zephyr Ridge, FL Community Devel. District[2,3]	5.250		05/01/2013	373,670
978,661	Zephyr Ridge, FL Community Devel. District[2,3]	5.625		05/01/2037	822,075
					108,574,620

Georgia—1.5%
565,000	Atlanta, GA Urban Residential Finance Authority (Trestletree Village Apartments)	5.000		11/01/2048	595,889
1,055,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)	5.750		12/01/2033	1,097,896
5,280,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)	6.250		12/01/2048	5,533,440
3,040,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)	6.500		12/01/2053	3,213,280
2,145,000	Floyd County, GA Devel. Authority (Spires at Berry College)	6.000		12/01/2038	2,235,626
3,000,000	Fulton County, GA Devel. Authority (PHC/ FCommH/PHosp/PMSH/PNH/PMCC/PClinic/ PHlthCF/PHI/PHIP/PHHosp/PNH/PARMC Obligated Group)	5.000		07/01/2046	3,516,540
535,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)	5.125		03/15/2031	536,498
1,040,000	GA Main Street Natural Gas	5.000		05/15/2043	1,257,214
10,770,000	Macon, GA Water Authority	1.390	[5]	10/01/2038	10,770,000
100,000	Monroe County, GA Devel. Authority (Georgia Power Company)	4.000	[5]	06/01/2042	100,052
700,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	5.500	[5]	12/01/2053	725,886
880,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	6.125		12/01/2038	943,721
1,230,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	6.250		12/01/2048	1,317,170
1,030,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	6.375		12/01/2053	1,102,986
520,000	Randolph County, GA GO	5.000		04/01/2030	562,567
					33,508,765

Illinois—6.7%
4,300,000	Chicago, IL Board of Education	6.000		04/01/2046	5,212,331
775,000	Chicago, IL Board of Education (School Reform)	5.000		12/01/2026	930,876
2,250,000	Chicago, IL Board of Education (School Reform)	5.000		12/01/2028	2,794,117
1,000,000	Chicago, IL Board of Education (School Reform)	5.000		12/01/2031	1,222,740
1,205,000	Chicago, IL Board of Education (School Reform)	5.000		12/01/2034	1,460,833
915,000	Chicago, IL Board of Education (School Reform)	5.063	[4]	12/01/2024	807,259

25          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Illinois (Continued)
$1,405,000	Chicago, IL Board of Education (School Reform)	5.063	% [4]	12/01/2024	$1,239,561
13,440,000	Chicago, IL GO	5.000		01/01/2029	13,483,277
2,500,000	Chicago, IL O’Hare International Airport	5.000		01/01/2034	2,919,375
3,000,000	Chicago, IL O’Hare International Airport	5.000		01/01/2041	3,530,460
6,000,000	Chicago, IL Wastewater	4.000		01/01/2042	6,212,700
2,400,000	Cook County, IL Community School District GO	7.125		06/01/2024	2,711,976
949,000	Cortland, IL Special Tax (Sheaffer System)[2,3]	5.500		03/01/2017	189,800
320,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.625		03/01/2036	321,885
2,000,000	Gilberts, IL Special Service Area No. 15	5.000		03/01/2035	2,256,360
689,781	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375		03/01/2034	689,864
2,225,000	Harvey, IL GO2	5.500		12/01/2027	1,341,452
1,000,000	Harvey, IL GO2	5.625		12/01/2032	602,900
3,680,000	Harvey, IL Hotel Motel Tax & Sales (Hotel & Conference Center)	6.875		08/01/2028	3,681,914
1,010,000	IL Finance Authority (Illinois Institute of Technology)	5.000		04/01/2026	1,010,747
9,660,000	IL Finance Authority (Illinois Institute of Technology)	5.000		04/01/2031	9,688,207
1,000,000	IL Finance Authority (Illinois Institute of Technology)	5.000		04/01/2036	1,002,880
500,000	IL Finance Authority (Lake Forest College)	5.750		10/01/2032	544,400
450,000	IL Finance Authority (Lake Forest College)	6.000		10/01/2048	487,831
2,000,000	IL GO	5.000		04/01/2025	2,222,600
3,000,000	IL GO	5.000		10/01/2028	3,593,250
6,500,000	IL GO	5.000		10/01/2029	7,747,610
5,000,000	IL GO	5.000		10/01/2029	5,959,700
3,000,000	IL GO	5.000		10/01/2030	3,555,750
3,360,000	IL GO	5.000		10/01/2033	3,942,557
1,525,000	IL GO	5.000		02/01/2039	1,653,329
910,000	IL Metropolitan Pier & Exposition Authority	5.500		12/15/2023	992,501
250,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Expansion)	5.500		06/15/2050	254,792
1,365,000	IL Regional Transportation Authority	4.000		06/01/2043	1,514,044
18,000,000	IL Regional Transportation Authority[7]	4.000		06/01/2043	19,943,370
5,000,000	IL Sales Tax Securitization Corp.	5.250		01/01/2048	6,049,250
405,000	IL Sports Facilities Authority[6]	5.000		06/15/2028	492,128
455,000	IL Sports Facilities Authority[6]	5.000		06/15/2029	557,944
245,000	IL Sports Facilities Authority[6]	5.000		06/15/2030	299,395
2,000,000	IL Sports Facilities Authority	5.250		06/15/2032	2,280,260
895,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500		12/30/2027	1,196,508
955,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500		12/30/2028	1,306,975
1,160,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500		12/30/2031	1,676,687
3,568,000	Lakemoor Village, IL Special Tax	5.000		03/01/2027	3,573,958

26          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$2,301,000	Lincolnshire, IL Special Service Area No. 1 Special Tax (Sedgebrook)	6.250%	03/01/2034	$2,305,119
480,000	Markham, IL GO	5.750	02/01/2028	465,816
1,050,000	Northern IL Municipal Power Agency (Prarie Street)	4.000	12/01/2041	1,139,239
1,085,000	Plano, IL Special Service Area No. 5[2,3]	6.000	03/01/2036	922,250
500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850	12/01/2036	482,595
3,405,000	Southwestern IL Devel. Authority (Local Government Programming)[3]	7.000	10/01/2022	1,974,900
1,020,000	Southwestern IL Devel. Authority (Village of Sauget)	5.625	11/01/2026	1,014,880
1,155,000	Stephenson County, IL School District No. 145 Freeport	5.000	02/01/2032	1,432,489
850,000	Stephenson County, IL School District No. 145 Freeport	5.000	02/01/2033	1,049,444
750,000	Stephenson County, IL School District No. 145 Freeport	5.000	02/01/2034	924,907
1,848,000	Yorkville, IL United City Special Services Area Special Tax	5.000	03/01/2033	1,881,135
				146,749,127

Indiana—1.6%
3,575,000	Columbus, IN Multifamily Hsg. (Vivera Senior Living)	5.625	05/01/2039	3,741,452
1,620,000	IN Finance Authority (GSH/GSHI/GSHPS Obligated Group)	5.500	04/01/2026	1,918,517
2,885,000	IN Finance Authority (Marian University)	5.250	09/15/2025	3,108,559
4,250,000	IN Finance Authority (Marian University)	6.375	09/15/2041	4,616,860
4,750,000	IN Finance Authority (Marian University)	6.500	09/15/2030	5,211,842
7,500,000	IN Municipal Power Agency	5.000	01/01/2037	9,027,525
900,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)	5.750	07/01/2030	931,815
3,860,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)	6.000	07/01/2040	4,008,456
2,025,000	Indianapolis, IN Multifamily Hsg. (Stonekey Apartments)	7.000	02/01/2039	2,034,923
				34,599,949

Iowa—0.2%
400,000	IA Finance Authority (Boys & Girls Home and Family Services)[2,3]	5.900	12/01/2028	20,000
1,685,000	IA Finance Authority (Mercy Medical Center)	5.000	08/15/2028	1,832,117
1,300,000	IA Finance Authority (Unity Point Health)	5.000	02/15/2048	1,567,163
255,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)	5.375	06/01/2025	255,018

27          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Iowa (Continued)
$1,000,000	Xenia, IA Rural Water District	5.000%	12/01/2036	$1,170,420
				4,844,718

Kansas—0.1%
1,440,000	Pittsburgh, KS Special Obligation (North Broadway Redevel.)	4.900	04/01/2024	1,335,701

Kentucky—2.4%
5,480,000	KY Municipal Power Agency	5.000	09/01/2032	6,560,875
11,525,000	KY Municipal Power Agency	5.000	09/01/2033	13,747,942
5,000,000	KY Municipal Power Agency	5.000	09/01/2034	5,937,650
1,500,000	KY Property & Building Commission	5.000	05/01/2035	1,833,600
1,170,000	KY Property & Building Commission	5.000	05/01/2036	1,426,300
2,500,000	KY Property & Building Commission	5.000	04/01/2037	2,977,375
4,605,000	KY Property & Building Commission	5.000	05/01/2037	5,584,668
2,500,000	KY Property & Building Commission	5.000	04/01/2038	3,020,350
10,000,000	Louisville & Jefferson County, KY Health System (Norton Healthcare/Norton Hospitals Obligated Group)	5.750	10/01/2042	11,417,300
80,000	Owen County, KY Waterworks System (AWCC/ KAWC Obligated Group)	6.250	06/01/2039	80,281
15,000	Springfield, KY Educational Devel. (St. Catherine College)[2,3]	5.750	10/01/2035	169
				52,586,510

Louisiana—1.7%
9,454	Denham Springs-Livingston, LA Hsg. & Mtg. Finance Authority[6]	5.000	11/01/2040	9,489
950,000	LA Citizens Property Insurance Corp.	5.000	06/01/2024	1,050,862
635,000	LA Citizens Property Insurance Corp.	5.000	06/01/2024	702,418
8,280,000	LA HFA (La Chateau)	6.875	09/01/2029	8,281,987
5,000,000	LA HFA (La Chateau)	7.250	09/01/2039	5,001,100
1,300,000	LA Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary	5.000	07/01/2057	1,485,380
2,500,000	LA Public Facilities Authority (Nineteenth Judicial District Court Building)	5.000	06/01/2042	2,907,600
7,500,000	LA Public Facilities Authority (Ochsner Clinic Foundation)	5.000	05/15/2042	8,833,800
395,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)	5.000	07/01/2032	464,757
300,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)	5.000	07/01/2033	350,625
345,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)	5.000	07/01/2037	397,844
50,000	LA Stadium & Exposition District	5.000	07/01/2028	56,714
4,035,000	LA State University & Agricultural & Mechanical College	5.000	07/01/2040	4,776,552

28          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Louisiana (Continued)
$700,000	New Orleans, LA Aviation Board (Parking Facilities)	5.000%		10/01/2043	$851,893
1,280,000	New Orleans, LA Aviation Board (Parking Facilities)	5.000		10/01/2048	1,548,659
					36,719,680

Maine—0.3%
2,000,000	ME H&HEFA (Maine General Medical Center)	6.750		07/01/2036	2,170,760
5,000,000	ME H&HEFA (Maine General Medical Center)	7.500		07/01/2032	5,519,700
					7,690,460

Maryland—0.5%
1,500,000	Gaithersburg, MD Economic Devel. (Asbury Maryland)	5.000		01/01/2036	1,719,180
1,000,000	MD EDC Student Hsg. (Morgan State University)	5.000		07/01/2034	1,052,790
4,530,000	MD EDC Student Hsg. (University of Maryland College Park)	5.000		06/01/2035	5,433,010
10,000	MD H&HEFA (Johns Hopkins Hospital)	5.375		07/01/2020	10,028
5,000	MD H&HEFA (Johns Hopkins Medical Institutional Parking System)	5.000		07/01/2034	5,049
15,000	MD H&HEFA (Johns Hopkins Medical Institutional Parking System)	5.000		07/01/2034	15,147
400,000	MD H&HEFA (Maryland Institute College of Art)	5.000		06/01/2036	473,952
10,000	MD H&HEFA (Mercy Ridge)	4.750		07/01/2034	10,014
1,653,000	Prince Georges County, MD Special District (Victoria Falls)	5.250		07/01/2035	1,668,571
					10,387,741

Massachusetts—1.3%
750,000	MA Devel. Finance Agency (Lasell College)	5.500		07/01/2026	798,697
25,000	MA Devel. Finance Agency (Lasell College)	6.000		07/01/2031	26,778
461,488	MA Devel. Finance Agency (Linden Ponds)	0.655	[4]	11/15/2056	137,653
1,435,000	MA Devel. Finance Agency (Linden Ponds)	5.125		11/15/2046	1,635,843
2,000,000	MA Devel. Finance Agency (UMHC/UMMC/ HHH&H/HHosp Obligated Group)	5.000		07/01/2036	2,365,200
20,000,000	MA GO7	5.000		12/01/2035	24,643,500
					29,607,671

Michigan—3.8%
1,100,000	Detroit, MI City School District	5.000		05/01/2028	1,202,476
680,000	Detroit, MI City School District	5.000		05/01/2031	742,961
150,000	Detroit, MI Downtown Devel. Authority	5.000		07/01/2043	168,849
1,350,000	Detroit, MI Downtown Devel. Authority	5.000		07/01/2048	1,516,414
60,000	Detroit, MI Sewer Disposal System	7.500		07/01/2033	60,259
2,155,000	Detroit, MI Water and Sewerage Dept.	5.000		07/01/2032	2,353,389
1,000,000	Detroit, MI Water Supply System	5.000		07/01/2036	1,054,720
405,000	Grand Traverse Academy, MI Public School Academy	5.000		11/01/2022	405,283
1,000,000	MI Finance Authority (Detroit Water & Sewer)	5.000		07/01/2025	1,173,720

29          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Michigan (Continued)
$895,000	MI Finance Authority (Detroit Water & Sewer)	5.000%		07/01/2026	$1,049,674
930,000	MI Finance Authority (Detroit Water & Sewer)	5.000		07/01/2027	1,088,147
2,450,000	MI Finance Authority (Detroit Water & Sewer)	5.000		07/01/2032	2,842,612
1,000,000	MI Finance Authority (Detroit Water & Sewer)	5.000		07/01/2033	1,150,620
2,200,000	MI Finance Authority (Detroit Water & Sewer)	5.000		07/01/2034	2,584,362
1,000,000	MI Finance Authority (Detroit Water & Sewer)	5.000		07/01/2034	1,153,010
6,300,000	MI Finance Authority (HFHS/HFMHCT/HFWH/ WAFMH Obligated Group)	5.000		11/15/2041	7,533,540
6,000,000	MI Finance Authority (Thomas M Cooley Law School)	6.750		07/01/2044	6,349,860
635,000	MI Finance Authority (Universal Learning Academy)	5.750		11/01/2040	672,960
1,155,000	MI Public Educational Facilities Authority (Old Redford Academy)	6.000		12/01/2035	1,155,531
7,529,473	MI Strategic Fund Limited Obligation (Wolverine Human Services)	5.850		08/31/2027	7,547,544
1,671,250	MI Strategic Fund Limited Obligation (Wolverine Human Services)	7.875		08/31/2028	1,673,991
623,000,000	MI Tobacco Settlement Finance Authority	10.197	[4]	06/01/2058	19,960,920
1,180,000	Michigan State University	5.000		02/15/2044	1,480,027
1,650,000	Michigan State University	5.000		02/15/2048	2,058,161
600,000	Old Redford Academy, MI Public School Academy	5.900		12/01/2030	606,516
400,000	Plymouth, MI Educational Center Charter School (Public School Academy)	5.375		11/01/2030	283,132
1,325,000	Plymouth, MI Educational Center Charter School (Public School Academy)	5.625		11/01/2035	858,282
500,000	Renaissance, MI Public School Academy	6.000		05/01/2037	515,145
600,000	Walled Lake, MI Consolidated School District	4.000		05/01/2039	689,118
1,220,000	Walled Lake, MI Consolidated School District	4.000		05/01/2040	1,392,972
2,485,000	Walled Lake, MI Consolidated School District	4.000		05/01/2041	2,826,787
3,270,000	Walled Lake, MI Consolidated School District	5.000		05/01/2044	4,100,842
3,270,000	Walled Lake, MI Consolidated School District	5.000		05/01/2049	4,071,935
					82,323,759
Minnesota—0.3%
1,090,000	Apple Valley, MN Senior Living	4.500		01/01/2052	1,101,674
1,050,000	Bethel, MN Hsg. & Healthcare (Benedictine Living Communities - St. Peter Communities)	5.500		12/01/2048	1,112,654
2,300,000	Duluth, MN EDA Health Care Facilities (Essentia Health)	5.000		02/15/2043	2,747,304
900,000	MN HEFA (Hamline University)	5.000		10/01/2047	1,024,866
812,000	Mound, MN Hsg. & Redevel. Authority (Metroplaines)	5.000		02/15/2027	814,452

30          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$680,000	St. Paul Park, MN Senior Hsg. & Healthcare Revenue (Presbyterian Homes Bloomington Care Center)	5.000%	09/01/2042	$750,570

				7,551,520

Mississippi—0.6%
565,000	Meridian, MS Tax Increment (Meridian Crossroads)	8.750	12/01/2024	579,232
10,000,000	MS Devel. Bank (Gulf Coast Community College District)	5.000	12/01/2046	11,820,600

				12,399,832

Missouri—1.2%
830,000	Branson, MO IDA (Branson Hills Redevel.)	5.750	05/01/2026	607,726
160,000	Branson, MO IDA (Branson Hills Redevel.)[3]	7.050	05/01/2027	116,622
675,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)[3,8]	5.875	12/01/2031	438,750
180,000	Chillicothe, MO Tax Increment (South U.S. 65)[3]	5.500	04/01/2021	163,877
400,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625	04/01/2027	343,808
580,000	Columbia, MO Hsg. Authority (Stuart Parker Hsg. Devel. Group)	5.000	12/15/2040	604,215
1,330,000	Columbia, MO Hsg. Authority (Stuart Parker Hsg. Devel. Group)	5.125	12/15/2050	1,383,067
14,360,000	Hazelwood, MO Transportation Devel. District (370/Missouri Bottom Road/Tausig Road)[2,3]	7.200	05/01/2033	4,882,400
5,605,000	Hollister, MO Tax Increment	5.625	10/01/2039	5,996,173
295,000	Kansas City, MO IDA (Sales Tax)	5.000	04/01/2046	306,880
140,000	Lees Summit, MO IDA (Kensington Farms)[2]	5.500	03/01/2021	89,600
250,000	Lees Summit, MO IDA (Kensington Farms)[2]	5.750	03/01/2029	160,000
2,100,000	Maplewood, MO Tax (Maplewood South Redevel.)	5.750	11/01/2026	2,100,294
355,000	MO Grindstone Plaza Transportation Devel. District	5.500	10/01/2031	351,936
76,000	Northwoods, MO Transportation Devel. District	5.850	02/01/2031	75,063
1,025,000	Saint Charles County, MO IDA (Suemandy/Mid- Rivers Community Improvement District)	5.000	10/01/2046	1,051,937
3,250,000	St. Louis, MO Land Clearance Authority (Scottrade Center)	5.000	04/01/2048	3,856,353
481,000	St. Louis, MO Tax Increment (1505 Missouri Avenue Redevel.)[3,8]	6.000	08/04/2025	96,200
846,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)[3,8]	6.000	08/21/2026	279,180
1,879,000	St. Louis, MO Tax Increment (1619 Washington Redevel.)[3]	5.500	03/09/2027	770,390
661,018	St. Louis, MO Tax Increment (Pet Building Redevel.)[3]	5.500	05/29/2028	268,446
545,000	St. Louis, MO Tax Increment (Printers Lofts)[3,8]	6.000	08/21/2026	136,250
758,000	St. Louis, MO Tax Increment (Washington East Condominiums)[3]	5.500	01/20/2028	379,000

31          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Missouri (Continued)
$466,000	St. Louis, MO Tax Increment (Washington East Condominiums)[3,8]	5.500%		01/20/2028	$111,840
1,080,000	St. Louis, MO Tax Increment Financing (Ludwig Lofts)[3,8]	6.690		04/21/2029	183,600
373,000	St. Louis, MO Tax Increment Financing, Series A3	5.500		09/02/2028	167,850
3,255,000	St. Louis, MO Tax Increment, Series A3	6.600		01/21/2028	1,464,750
620,000	Stone Canyon, MO Improvement District (Infrastructure)[2,3]	5.700		04/01/2022	161,200
320,000	Stone Canyon, MO Improvement District (Infrastructure)[2,3]	5.750		04/01/2027	83,200

					26,630,607

Montana—0.1%
11,710,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[3,8]	6.250	[1]	09/01/2031	1,697,950

Nebraska—0.7%
4,000,000	NE Central Plains Gas Energy	5.000		09/01/2037	5,474,760
9,510,000	NE Central Plains Gas Energy	5.250		09/01/2037	10,467,277

					15,942,037

Nevada—0.5%
2,500,000	Clark County, NV GO	5.000		05/01/2048	3,064,250
320,000	Clark County, NV Improvement District	5.000		02/01/2026	322,857
255,000	Clark County, NV Improvement District	5.050		02/01/2031	257,122
5,280,000	Clark County, NV School District	5.000		06/15/2036	6,624,077

					10,268,306

New Hampshire—1.1%
305,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.647	[4]	01/01/2029	217,468
410,000	National Finance Authority NH (Christian Health Care Center)	5.250		07/01/2039	448,167
230,000	National Finance Authority NH (Christian Health Care Center)	5.625		07/01/2046	253,823
570,000	National Finance Authority NH (Christian Health Care Center)	5.750		07/01/2054	628,619
385,000	NH Business Finance Authority (Huggins Hospital)	6.875		10/01/2039	386,652
20,860,000	NH H&EFA (LRG Healthcare)[7]	7.000		04/01/2038	20,950,741
1,500,000	NH H&EFA (Southern New Hampshire University)	5.000		01/01/2027	1,620,075

					24,505,545

New Jersey—7.5%
250,000	Atlantic City, NJ GO	5.000		03/01/2032	302,552
500,000	Atlantic City, NJ GO	5.000		03/01/2037	597,700
2,000,000	Casino Reinvestment Devel. Authority of NJ	5.000		11/01/2030	2,267,260
2,000,000	Casino Reinvestment Devel. Authority of NJ	5.000		11/01/2032	2,259,960
1,930,000	NJ EDA	5.000		06/15/2028	2,321,906
3,500,000	NJ EDA	5.000		06/15/2029	4,194,155

32          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New Jersey (Continued)
$3,000,000	NJ EDA	5.000%	06/15/2041	$3,468,420
220,000	NJ EDA (Golden Door Charter School)	6.500	11/01/2052	250,760
1,015,000	NJ EDA (Newark Downtown District Management Corp.)	5.125	06/15/2037	1,237,661
500,000	NJ EDA (Provident Group-Kean Properties)	5.000	07/01/2032	574,855
200,000	NJ EDA (Provident Group-Kean Properties)	5.000	07/01/2047	223,770
1,000,000	NJ EDA (Provident Group-Montclair Properties)	5.000	06/01/2037	1,198,910
4,855,000	NJ EDA (State Government Buildings)	5.000	06/15/2031	5,815,562
3,500,000	NJ EDA (State Government Buildings)	5.000	06/15/2042	4,098,675
735,000	NJ EDA (State Government Buildings)	5.000	06/15/2047	855,040
2,100,000	NJ Health Care Facilities Financing Authority (University Hospital)	5.000	07/01/2029	2,468,256
3,500,000	NJ Tobacco Settlement Financing Corp.	5.000	06/01/2028	4,354,035
4,500,000	NJ Tobacco Settlement Financing Corp.	5.000	06/01/2029	5,567,490
5,000,000	NJ Tobacco Settlement Financing Corp.	5.000	06/01/2030	6,146,000
7,100,000	NJ Tobacco Settlement Financing Corp.	5.000	06/01/2031	8,675,277
13,000,000	NJ Tobacco Settlement Financing Corp.	5.000	06/01/2034	15,658,760
4,000,000	NJ Tobacco Settlement Financing Corp.	5.000	06/01/2035	4,791,480
3,000,000	NJ Tobacco Settlement Financing Corp.	5.000	06/01/2037	3,557,490
13,700,000	NJ Tobacco Settlement Financing Corp.	5.000	06/01/2046	15,344,822
6,000,000	NJ Tobacco Settlement Financing Corp. (TASC)	5.000	06/01/2046	6,891,600
6,660,000	NJ Transportation Trust Fund Authority	5.000	06/15/2029	7,976,416
945,000	NJ Transportation Trust Fund Authority	5.000	06/15/2030	1,125,599
6,000,000	NJ Transportation Trust Fund Authority	5.000	06/15/2030	7,146,660
880,000	NJ Transportation Trust Fund Authority	5.000	06/15/2031	1,041,357
5,015,000	NJ Transportation Trust Fund Authority	5.000	06/15/2032	5,698,143
5,975,000	NJ Transportation Trust Fund Authority	5.500	12/15/2021	6,522,370
11,570,000	NJ Transportation Trust Fund Authority	5.750	06/15/2024	13,722,136
4,555,000	NJ Transportation Trust Fund Authority	6.000	06/15/2035	4,887,469
7,000,000	NJ Turnpike Authority	5.000	01/01/2034	8,256,290
3,000,000	NJ Turnpike Authority	5.000	01/01/2048	3,731,160
10,000	South Jersey, NJ Transportation Authority	4.500	11/01/2035	10,029
				163,240,025

New Mexico—0.1%
230,000	Boulders, NM Pubic Improvement District	5.750	10/01/2044	239,786
1,925,000	NM Trails Public Improvement District	7.750	10/01/2038	1,926,983
				2,166,769

New York—10.2%
3,250,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)	5.000	07/15/2042	3,816,183
8,500,000	Hudson Yards, NY Infrastructure Corp.[7]	5.000	02/15/2037	10,504,215
7,500,000	Hudson Yards, NY Infrastructure Corp.[7]	5.000	02/15/2039	9,214,088
65,000	NY Counties Tobacco Trust II (TASC)	5.750	06/01/2043	65,913
285,000	NY Counties Tobacco Trust VI	5.750	06/01/2043	347,047
14,375,000	NY MTA	5.250	11/15/2056	17,170,650
3,500,000	NY MTA (Green Bond)	5.250	11/15/2057	4,252,150

33          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$3,790,000	NY MTA Hudson Rail Yards	5.000%		11/15/2046	$3,817,515
13,150,000	NY MTA Hudson Rail Yards	5.000		11/15/2056	14,736,285
10,500,000	NY MTA, Series C-1	5.000		11/15/2035	12,502,770
5,000,000	NY MTA, Series C-1	5.250		11/15/2056	6,039,650
2,455,000	NY TSASC, Inc. (TFABs)	5.000		06/01/2036	2,900,165
1,950,000	NY TSASC, Inc. (TFABs)	5.000		06/01/2045	1,934,771
5,000,000	NY TSASC, Inc. (TFABs)	5.000		06/01/2048	4,959,500
10,065,000	NYC GO	5.000		03/01/2040	12,514,720
7,800,000	NYC Municipal Water Finance Authority	1.410	[5]	06/15/2048	7,800,000
10,000,000	NYC Municipal Water Finance Authority	5.000		06/15/2039	11,899,100
14,000,000	NYC Transitional Finance Authority (Building Aid)	5.000		07/15/2043	17,423,420
10,000,000	NYC Transitional Finance Authority (Future Tax)	1.450	[5]	05/01/2034	10,000,000
8,720,000	NYC Transitional Finance Authority (Future Tax)	5.000		08/01/2031	10,546,666
2,650,000	NYS DA (New York State Dormitory Authority)	5.000		07/01/2028	3,212,701
10,000,000	NYS DA (Sales Tax)	5.000		03/15/2033	12,105,100
5,000,000	NYS DA (Sales Tax)	5.000		03/15/2035	6,162,250
6,955,000	NYS DA (St. Mary’s Hospital for Children)	7.875		11/15/2041	7,192,791
10,000,000	NYS DA (State Personal Income Tax Authority)	5.000		03/15/2047	12,488,800
6,075,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)	5.250		10/01/2035	8,456,947
10,000,000	Port Authority NY/NJ, 198th Series	5.250		11/15/2056	12,153,700
					224,217,097

North Carolina—0.3%
5,000,000	NC Turnpike Authority	5.000		01/01/2038	6,234,450

Ohio—4.5%
2,410,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375		06/01/2024	2,410,193
3,820,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750		06/01/2034	3,825,692
5,360,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2030	5,394,090
5,550,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2047	5,577,805
10,100,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.500		06/01/2047	10,352,601
538,100,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.248	[4]	06/01/2047	31,220,562
230,500,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.575	[4]	06/01/2052	9,923,025
3,445,000	Cleveland-Cuyahoga County, OH Port Authority	6.000		11/15/2035	3,638,230
2,475,000	Cuyahoga County, OH Hospital (Metro Health System)	5.500		02/15/2052	2,922,851
1,050,000	Cuyahoga County, OH Hospital (Metro Health System)	5.500		02/15/2057	1,236,134
1,000,000	Greene County, OH University Hsg. (Central State University)	5.500		09/01/2027	1,000,440

34          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Ohio (Continued)
$255,000	Greene County, OH University Hsg. (Central State University)	5.625%	09/01/2032	$255,105
460,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)	5.000	12/01/2022	460,561
1,000,000	OH Air Quality Devel. Authority (Columbus Southern Power)	5.800	12/01/2038	1,009,490
5,000,000	OH GO	5.000	03/15/2036	5,765,700
1,350,000	OH Higher Educational Facility Commission (Menorah Park)	5.250	01/01/2038	1,444,716
1,235,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300	02/15/2024	1,230,233
5,860,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400	02/15/2034	5,805,326
4,065,000	Portage County, OH Port Authority (Northeast Ohio Medical University)	5.000	12/01/2037	4,303,534
325,375	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400	11/01/2036	325,417
				98,101,705

Oklahoma—0.2%
3,070,000	Carter County, OK Independent School District No. 19 Ardmore Public Facilities Authority	5.000	09/01/2032	3,782,823

Oregon—0.0%
100,000	Multnomah County, OR Hospital Facilities Authority (Adventist Health System/West Obligated Group)	5.125	09/01/2040	100,259
240,000	OR Facilities Authority (Concordia University)[6]	6.125	09/01/2030	250,658
500,000	OR Facilities Authority (Concordia University)	6.375	09/01/2040	525,635
				876,552

Pennsylvania—6.3%
2,825,000	Allegheny County, PA HDA (Allegheny Health Network)	5.000	04/01/2036	3,441,697
1,600,000	Berks County, PA IDA (THlth/RHosp/BHospital/ CHH/JH/PHospital/PottsH Obligated Group)	5.000	11/01/2047	1,880,080
5,000,000	Bethlehem, PA Area School District	5.000	08/01/2033	5,956,350
1,425,000	Delaware County, PA Authority (Neumann University)	5.000	10/01/2031	1,621,750
2,305,000	Delaware County, PA Authority (Neumann University)	5.000	10/01/2035	2,596,744
65,000	Luzerne County, PA IDA	7.500	12/15/2019	66,139
500,000	Luzerne County, PA IDA	7.750	12/15/2027	509,115
1,250,000	PA Commonwealth Financing Authority	5.000	06/01/2030	1,573,200
3,000,000	PA Commonwealth Financing Authority	5.000	06/01/2032	3,743,640
2,000,000	PA Commonwealth Financing Authority	5.000	06/01/2033	2,489,940
1,760,000	PA Commonwealth Financing Authority	5.000	06/01/2034	2,182,981
3,000,000	PA Commonwealth Financing Authority	5.000	06/01/2035	3,699,000
5,000,000	PA GO	4.000	04/01/2032	5,398,750

35          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$12,500,000	PA GO	4.000%		03/01/2035	$14,305,125
4,175,000	PA GO	4.000		03/01/2036	4,795,948
10,000,000	PA GO	5.000		03/01/2032	12,654,800
2,605,000	PA Public School Building Authority (School District of Philadelphia)	5.000		04/01/2025	2,838,903
3,000,000	PA Public School Building Authority (School District of Philadelphia)	5.000		04/01/2030	3,250,860
5,000,000	PA Public School Building Authority (School District of Philadelphia)	5.000		04/01/2031	5,408,550
5,000,000	PA State Public School Building Authority (Philadelphia School District)	5.000		06/01/2032	6,007,350
5,000,000	PA State Public School Building Authority (Philadelphia School District)	5.000		06/01/2033	5,995,400
3,000,000	PA Turnpike Commission	4.000		12/01/2049	3,378,360
5,000,000	PA Turnpike Commission	5.000		06/01/2030	5,940,100
5,125,000	PA Turnpike Commission	5.000		12/01/2040	6,146,976
7,750,000	PA Turnpike Commission	5.000		06/01/2042	9,170,885
7,000,000	PA Turnpike Commission	5.000		12/01/2048	8,687,770
1,500,000	PA Turnpike Commission	6.375	[1]	12/01/2038	1,986,330
685,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[3]	6.125		03/15/2043	685,000
1,000,000	Philadelphia, PA Gas Works	5.000		08/01/2036	1,217,150
1,000,000	Philadelphia, PA School District	5.000		09/01/2032	1,195,080
4,000,000	Pottsville, PA Hospital Authority (LVHN/LVlyH/ LVHM/SRehC/SRMC/NPHC/SMCSJS/PMCtr/PHSys Obligated Group)	5.000		07/01/2041	4,706,440
280,000	Reading, PA School District	5.000		03/01/2035	338,349
255,000	Reading, PA School District	5.000		03/01/2036	307,385
1,000,000	Scranton, PA School District	5.000		12/01/2029	1,236,870
1,305,000	Scranton, PA School District	5.000		12/01/2030	1,605,802
890,000	Scranton, PA School District	5.000		12/01/2032	1,091,594
710,000	Scranton, PA School District	5.000		12/01/2033	870,581
					138,980,994

Rhode Island—0.3%
4,915,000	Central Falls, RI Detention Facility[2]	7.250		07/15/2035	884,700
20,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)	6.500		04/01/2027	20,065
4,695,000	RI Tobacco Settlement Financing Corp. (TASC)	5.000		06/01/2040	5,263,189
					6,167,954

South Carolina—0.8%
4,467,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)[3]	6.200		11/01/2036	4,034,461
544,493	SC Connector 2000 Assoc. Toll Road, Series B	2.744	[4]	01/01/2020	532,737
5,991,316	SC Connector 2000 Assoc. Toll Road, Series B	3.158	[4]	01/01/2021	5,488,045

36          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
South Carolina (Continued)
$10,506,817	SC Connector 2000 Assoc. Toll Road, Series B	3.747	% [4]	01/01/2026	$6,897,725
					16,952,968

South Dakota—0.1%
1,500,000	SD Educational Enhancement Funding Corp. Tobacco Settlement	5.000		06/01/2027	1,673,325

Tennessee—1.2%
225,000	Chattanooga, TN HE&HFB (Commonspirit Health)	4.000		08/01/2038	253,120
455,000	Chattanooga, TN HE&HFB (Commonspirit Health)	4.000		08/01/2044	504,195
340,000	Chattanooga, TN HE&HFB (Commonspirit Health)	5.000		08/01/2044	414,654
455,000	Chattanooga, TN HE&HFB (Commonspirit Health)	5.000		08/01/2049	553,576
10,000	Citizens, TN Gas Utility District	5.000		05/01/2035	10,024
2,000,000	Greeneville, TN H&EFB (Ballad Health)	5.000		07/01/2035	2,445,980
3,000,000	Greeneville, TN H&EFB (Ballad Health)	5.000		07/01/2036	3,664,320
3,000,000	Greeneville, TN H&EFB (Ballad Health)	5.000		07/01/2037	3,636,660
500,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)	5.000		11/01/2027	536,990
7,000,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Vanderbilt University Medical Center)	5.000		07/01/2046	8,190,770
200,000	Nashville, TN Metropolitan Development & Hsg. Agency (Fifth & Broadway Devel. District)	5.125		06/01/2036	223,008
5,665,000	TN Energy Acquisition Gas Corp.	5.000		02/01/2027	6,859,125
					27,292,422

Texas—4.1%
5,000	Alamo, TX Community College District	4.500		08/15/2033	5,012
885,000	Arlington, TX Higher Education Finance Corp. (UMEP)	5.000		08/15/2038	944,720
1,300,000	Arlington, TX Higher Education Finance Corp. (Winfree Academy Charter School)	5.750		08/15/2043	1,437,917
85,000	Cuero, TX Independent School District	4.000		08/15/2033	85,173
1,100,000	Dallas County, TX Flood Control District	5.000		04/01/2032	1,178,606
4,282,000	Escondido, TX Public Improvement District (Horseshoe Bay)	7.250		10/01/2033	4,285,511
160,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	6.500		05/15/2031	174,003
140,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	6.500		05/15/2031	152,253
250,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000		08/15/2036	257,690
250,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000		08/15/2041	257,225
10,000,000	Houston, TX Independent School District	5.000		02/15/2042	12,139,700
30,000	Huntsville, TX GO COP	5.000		08/15/2032	30,090
7,465,000	Irving, TX Hotel Occupancy	5.500		08/15/2038	7,475,899
2,000,000	Montgomery County, TX Toll Road Authority	5.000		09/15/2043	2,255,340
2,500,000	Montgomery County, TX Toll Road Authority	5.000		09/15/2048	2,809,100

37          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Texas (Continued)
$425,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Beta Foundation)[6]	5.000%		08/15/2039	$453,921
150,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Beta Foundation)[6]	5.000		08/15/2049	158,879
250,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Women’s University-COHF- Collegiate Hsg. Denton)	5.000		07/01/2048	292,875
850,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Women’s University-COHF- Collegiate Hsg. Denton)	5.000		07/01/2058	980,841
150,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)	5.000		07/01/2031	172,375
750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)	5.000		07/01/2046	837,022
750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)	5.000		07/01/2051	827,310
355,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University - Collegiate Hsg. Corpus Christi II)	5.000		04/01/2036	368,678
1,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University - Collegiate Hsg. San Antonio I)	5.000		04/01/2036	1,082,920
555,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	5.875		04/01/2036	617,798
780,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	6.000		04/01/2045	864,404
10,000,000	North TX Tollway Authority	5.000		01/01/2043	12,030,500
10,000,000	Northwest, TX Independent School District	5.000		02/15/2045	11,672,900
110,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.750		09/01/2027	110,020
485,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	6.000		09/01/2033	485,063
20,000,000	TX GO	1.500	[5]	12/01/2042	20,000,000
4,185,000	TX Municipal Gas Acquisition & Supply Corp.	6.250		12/15/2026	4,938,007
170,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)	6.250		09/01/2036	170,238
1,085,000	TX Public Finance Authority Charter School Finance Corp. (New Frontiers School)	5.800		08/15/2040	1,114,479
					90,666,469

Utah—0.6%
10,000,000	Murray City, UT Hospital (IHC Health Services)	1.360	[5]	05/15/2036	10,000,000
1,110,000	UT Charter School Finance Authority (Merit Preparatory Academy)	5.375		06/15/2049	1,140,225

38          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Utah (Continued)
$720,000	UT Charter School Finance Authority (Utah Charter Academies)	5.000%		10/15/2038	$860,760
275,000	Utah County, UT Charter School (Renaissance Academy)	5.625		07/15/2037	275,311
					12,276,296

Vermont—0.0%
350,000	Burlington, VT GO	5.000		11/01/2027	388,850
445,000	Burlington, VT GO	5.000		11/01/2032	493,416
					882,266

Virginia—0.7%
376,000	Celebrate, VA North CDA Special Assessment[2,3]	6.750		03/01/2034	225,600
8,950,000	Chesapeake Bay, VA Bridge & Tunnel District	5.000		07/01/2041	10,756,021
585,000	VA College Building Authority Educational Facilities (Regent University)	5.000		06/01/2036	585,199
950,000	VA College Building Authority Educational Facilities (University of Richmond)	5.000		06/01/2026	950,532
990,000	VA College Building Authority Educational Facilities (University of Richmond)	5.000		06/01/2029	990,465
715,000	Virginia Beach, VA Devel. Authority (Westminster- Canterbury on Chesapeake Bay)	5.000		09/01/2036	845,237
					14,353,054

Washington—0.3%
5,000	Chelan County, WA Public Utility District No. 1	5.000		07/01/2034	5,013
1,680,000	Cowlitz County, WA School District No. 458	4.000		12/01/2038	1,947,691
70,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600		03/01/2028	70,068
1,655,642	Tacoma, WA Consolidated Local Improvements District No. 65	5.750		04/01/2043	1,665,742
2,250,000	WA Health Care Facilities Authority (Virginia Mason Medical Center)	5.000		08/15/2031	2,684,025
					6,372,539

West Virginia—0.2%
1,960,000	Brooke County, WV (Bethany College)	6.500		10/01/2031	1,992,027
1,885,000	Brooke County, WV (Bethany College)	6.750		10/01/2037	1,916,008
					3,908,035

Wisconsin—1.4%
1,475,000	WI Center District, Series A	5.000		12/15/2029	1,646,351
20,000,000	WI H&EFA (Ascension Health Credit Group)[7]	4.000		11/15/2034	22,377,600
100,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.181	[4]	10/01/2042	51,747
465,000	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000		10/01/2042	475,281
200,000	WI Public Finance Authority (Las Ventanas Retirement Community)[3]	36.060	[4]	10/01/2042	4,120

39          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Wisconsin (Continued)
$310,000	WI Public Finance Authority (North Carolina Leadership Academy)	5.000%	06/15/2039	$333,473
650,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)	7.125	07/01/2042	650,793
435,000	WI Public Finance Authority (Traders Point Christian Schools)	5.375	06/01/2044	456,715
540,000	WI Public Finance Authority (Traders Point Christian Schools)	5.500	06/01/2054	565,936
420,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	5.750	07/15/2032	456,733
350,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	6.000	07/15/2042	379,257
900,000	WI Public Finance Authority Student Hsg. (Appalachian State University)	5.000	07/01/2036	1,093,662
1,275,000	WI Public Finance Authority Student Hsg. (Appalachian State University)	5.000	07/01/2054	1,507,637
1,400,000	WI Public Finance Authority Student Hsg. (Appalachian State University)	5.000	07/01/2058	1,614,970
				31,614,275

U.S. Possessions—10.6%
10,000,000	Employees Retirement System of the Government of the Commonwealth of Puerto Rico[2]	6.450	07/01/2055	4,750,000
1,885,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2029	1,983,962
5,880,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2042	6,174,000
5,400,000	Puerto Rico Aqueduct & Sewer Authority	5.750	07/01/2037	5,737,500
10,090,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2047	10,745,850
4,515,000	Puerto Rico Commonwealth GO2	5.000	07/01/2020	3,290,306
2,610,000	Puerto Rico Commonwealth GO2	5.000	07/01/2023	1,902,037
5,000	Puerto Rico Commonwealth GO, AGC	5.000	07/01/2034	5,094
3,000,000	Puerto Rico Commonwealth GO2	5.125	07/01/2028	2,186,250
3,000,000	Puerto Rico Commonwealth GO2	5.250	07/01/2023	1,927,500
4,020,000	Puerto Rico Commonwealth GO2	5.250	07/01/2030	2,944,650
1,250,000	Puerto Rico Commonwealth GO2	5.375	07/01/2030	865,625
500,000	Puerto Rico Commonwealth GO, NPFGC	5.500	07/01/2021	522,015
6,645,000	Puerto Rico Commonwealth GO2	5.500	07/01/2026	4,286,025
8,225,000	Puerto Rico Commonwealth GO2	5.500	07/01/2039	5,305,125
4,000,000	Puerto Rico Commonwealth GO2	5.625	07/01/2033	2,770,000
5,000,000	Puerto Rico Commonwealth GO2	5.750	07/01/2028	3,225,000
9,000,000	Puerto Rico Commonwealth GO2	5.750	07/01/2036	6,232,500
3,335,000	Puerto Rico Commonwealth GO2	5.750	07/01/2041	2,309,487
1,365,000	Puerto Rico Commonwealth GO, NPFGC	6.000	07/01/2027	1,395,071
4,895,000	Puerto Rico Commonwealth GO2	6.000	07/01/2029	3,402,025
2,000,000	Puerto Rico Commonwealth GO2	6.000	07/01/2039	1,430,000
10,000,000	Puerto Rico Commonwealth GO2	6.000	07/01/2039	7,325,000
3,000,000	Puerto Rico Commonwealth GO2	6.000	07/01/2040	2,077,500
5,000,000	Puerto Rico Commonwealth GO2	6.500	07/01/2037	3,687,500
500,000	Puerto Rico Electric Power Authority, Series A-4[2]	10.000	07/01/2019	428,125
2,830,000	Puerto Rico Electric Power Authority, Series AAA[2]	5.250	07/01/2028	2,271,075

40          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$500,000	Puerto Rico Electric Power Authority, Series B-4[2]	10.000%		07/01/2019	$428,125
1,850,000	Puerto Rico Electric Power Authority, Series CCC[2]	5.000		07/01/2022	1,484,625
2,500,000	Puerto Rico Electric Power Authority, Series CCC[2]	5.000		07/01/2028	2,006,250
500,000	Puerto Rico Electric Power Authority, Series E-1[2]	10.000		01/01/2021	443,125
500,000	Puerto Rico Electric Power Authority, Series E-2[2]	10.000		07/01/2021	443,125
295,000	Puerto Rico Electric Power Authority, Series NN2	5.500		07/01/2020	236,737
30,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000		07/01/2023	30,315
260,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000		07/01/2024	262,634
4,000,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000		07/01/2025	4,039,040
1,690,000	Puerto Rico Electric Power Authority, Series VV, NPFGC	5.250		07/01/2025	1,811,967
1,500,000	Puerto Rico Electric Power Authority, Series VV2	5.500		07/01/2020	1,211,250
1,985,000	Puerto Rico Electric Power Authority, Series WW2	5.250		07/01/2025	1,592,963
2,750,000	Puerto Rico Electric Power Authority, Series WW2	5.375		07/01/2023	2,206,875
1,670,000	Puerto Rico Electric Power Authority, Series XX2	5.250		07/01/2040	1,340,175
410,000	Puerto Rico Electric Power Authority, Series ZZ2	5.250		07/01/2022	329,025
405,000	Puerto Rico Electric Power Authority, Series ZZ2	5.250		07/01/2025	325,013
40,000	Puerto Rico Highway & Transportation Authority, FGIC[10]	5.000		07/01/2022	33,100
20,000	Puerto Rico Highway & Transportation Authority, NPFGC	5.000		07/01/2033	20,007
10,000	Puerto Rico Highway & Transportation Authority, AGC	5.000		07/01/2035	10,181
3,500,000	Puerto Rico Highway & Transportation Authority, Series M2	5.000		07/01/2046	1,356,250
65,000	Puerto Rico Infrastructure[2]	5.000		07/01/2041	15,437
850,000	Puerto Rico Infrastructure, FGIC[10]	5.500		07/01/2024	707,625
8,000,000	Puerto Rico Infrastructure, FGIC[10]	7.072	[4]	07/01/2030	3,470,080
750,000	Puerto Rico Infrastructure Financing Authority, FGIC[10]	5.500		07/01/2028	624,375
8,695,000	Puerto Rico Infrastructure Financing Authority, FGIC[10]	6.065	[4]	07/01/2031	3,595,991
1,520,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)	5.625		07/01/2022	1,371,800
1,230,000	Puerto Rico ITEMECF (Polytechnic University), ACA	5.000		08/01/2032	1,232,288
190,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2022	186,200
3,300,000	Puerto Rico Public Buildings Authority[2]	5.000		07/01/2032	2,747,250
240,000	Puerto Rico Public Buildings Authority[2]	5.250		07/01/2042	171,900
4,940,000	Puerto Rico Public Buildings Authority[2]	5.375		07/01/2033	4,131,075
10,000,000	Puerto Rico Public Buildings Authority, NPFGC	6.000		07/01/2028	10,162,200
8,575,000	Puerto Rico Public Buildings Authority[2]	6.250		07/01/2026	7,213,719
1,910,000	Puerto Rico Public Buildings Authority, AMBAC	10.000	[5]	07/01/2035	2,032,240
5,615,000	Puerto Rico Public Finance Corp., Series B2	5.500		08/01/2031	336,900

41          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$4,175,243	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.233%[4]		08/01/2044	$3,037,489
1,374,909	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.317	[4]	08/01/2044	189,050
3,043,000	Puerto Rico Sales Tax Financing Corp., Series A	4.839	[4]	07/01/2031	2,062,971
3,425,000	Puerto Rico Sales Tax Financing Corp., Series A	5.090	[4]	07/01/2033	2,118,500
1,270,000	Puerto Rico Sales Tax Financing Corp., Series A-1	3.973	[4]	07/01/2024	1,108,088
2,423,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.259	[4]	07/01/2027	1,917,296
3,009,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.550		07/01/2040	3,105,860
2,362,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.560	[4]	07/01/2029	1,737,464
9,315,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.750		07/01/2053	9,574,050
14,288,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.000		07/01/2058	14,933,246
32,588,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.894	[4]	07/01/2046	8,751,182
26,547,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.951	[4]	07/01/2051	5,159,144
20,898,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.329		07/01/2040	21,289,838
387,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.536		07/01/2053	393,277
5,172,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.784		07/01/2058	5,320,695
1,305,000	University of Puerto Rico, Series P	5.000		06/01/2026	1,300,106
900,000	University of Puerto Rico, Series P	5.000		06/01/2030	895,500
150,000	University of Puerto Rico, Series Q	5.000		06/01/2036	149,250
1,480,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000		10/01/2032	1,622,006
1,080,000	V.I. Public Finance Authority, Series A	5.000		10/01/2032	1,183,626
					232,637,722

Total Investments, at Value (Cost $2,206,823,950)—102.3%					2,240,265,275
Net Other Assets (Liabilities)—(2.3)					(50,174,461)
Net Assets—100.0%					$2,190,090,814

Footnotes to Schedule of Investments

1. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

2. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

3. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

7. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

8. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

9. Interest or dividend is paid-in-kind, when applicable.

42          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Footnotes to Schedule of Investments (Continued)

10. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

To simplify the listings of securities, abbreviations are used per the table below:

ACA	American Capital Access
AcadM&S	Academy of Mathematics & Science
AGC	Assured Guaranty Corp.
AMBAC	AMBAC Indemnity Corp.
AM&S	Academies of Math & Science
AM&SS	Academies of Math & Science South
ASchH	Advantage School of Hillsborough
AWCC	American Water Capital Corp.
BHospital	Brandywine Hospital
CAM&S	Channelside Academy of Math & Science
CAMS	Channelside Academy Middle School
CDA	Communities Devel. Authority
CHF	City Hospital Foundation
CHH	Chestnut Hill Hospital
COFINA	Corporación del Fondo de Interés Apremiante
COHF	Collegiate Housing Foundation
COP	Certificates of Participation
DA	Dormitory Authority
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
ELGS	Evangelical Lutheran Good Samaritan
ELGSF	Evangelical Lutheran Good Samaritan Foundation
ELGSS	Evangelical Lutheran Good Samaritan Society
FCommH	Fayette Community Hospital
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
GSH	Good Samaritan Hospital
GSHI	Good Samaritan of Indiana
GSHPS	Good Samaritan Hospital Physicians Services
GSSH	Good Samaritan Society HCBS
HEFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HDA	Hospital Devel. Authority
HE&HFB	Higher Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
HFHS	Henry Ford Health System
HFMHCT	Henry Ford Macomb Hospital Corp.-Clinton Township
HFWH	Henry Ford Wyandotte Hospital
HHH&H	Healthalliance Home Health and Hospital
HHosp	Healthalliance Hospital
IAS	Independence Academy of Schools
IDA	Industrial Devel. Agency
IHC	Intermountain Health Care

43          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JH	Jennersville Hospital
KAWC	Kentucky American Water Company
KS	Kishhealth System
LVHM	Lehigh Valley Hospital-Muhlenberg
LVHN	Lehigh Valley Health Network
LVlyH	Lehigh Valley Hospital
M&SSA	Math & Science Success Academy
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MSSA	Math & Science Success Academy
MTA	Metropolitan Transportation Authority
NCCD	National Campus and Community Development
NCCU	North Carolina Central University
NPFGC	National Public Finance Guarantee Corp.
NPHC	Northeastern Pennsylvania Health Corp.
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PARMC	Piedmont Athens Regional Medical Center
PClinic	Piedmont Clinic
PHC	Piedmont Healthcare
PHHosp	Piedmont Henry Hospital
PHI	Piedmont Heart Institute
PHIP	Piedmont Heart Institute Physicians
PHlthCF	Piedmont Healthcare Foundation
PHosp	Piedmont Hospital
PHospital	Phoenixville Hospital
PHSys	Pocono Health System
PMCC	Piedmont Medical Care Corp.
PMCtr	Pocono Medical Center
PMSH	Piedmont Mountainside Hospital
PNH	Piedmont Newnan Hospital
PottsH	Pottstown Hospital
RHosp	Reading Hospital
SBH	Sutter Bay Hospitals
SBMF	Sutter Bay Medical Foundation
SCHosp	Sutter Coast Hospital
SEBH	Sutter East Bay Hospitals
SHlth	Sutter Health
SMCSJS	Schuylkill Medical Center South Jackson Street
SRehC	Simpson Retirement Communities
SRMC	Schuylkill Regional Medical Center
SVlyH	Sutter Valley Hospitals
SVMF	Sutter Valley Medical Foundation
SVNA&H	Sutter Visiting Nurse Association & Hospice
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
THlth	Tower Health
UCR	University of California, Riverside
UMEP	UME Preparatory Academy

44          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
UMHC	UMass Memorial Health Care
UMMC	UMass Memorial Medical Center
V.I.	United States Virgin Islands
WAFMH	W A Foote Memorial Hospital

See accompanying Notes to Financial Statements.

45          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS July 31, 2019

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—100.6%
Alabama—5.8%
$20,000,000	Birmingham, AL Commercial Devel. Authority (Civic Center Improvements)	5.500%		04/01/2041	$20,952,200
385,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)	6.125		12/01/2025	385,150
16,150,000	Birmingham, AL Waterworks	5.000		01/01/2043	18,900,830
2,500,000	Birmingham-Jefferson, AL Civic Center Authority	5.000		07/01/2048	2,932,025
195,000	Cooperative District, AL Fort Deposit	6.000		02/01/2036	180,864
25,000	Etowah, AL Gadsden, AL Health Care Authority	4.375		01/01/2032	25,051
4,500,000	Homewood, AL Educational Building Authority (Samford University)	5.000		12/01/2047	5,188,590
4,500,000	Jefferson County, AL GO	5.000		09/15/2035	5,350,140
20,185,000	Jefferson County, AL Sewer	0.000	[1]	10/01/2046	19,156,574
20,000,000	Jefferson County, AL Sewer	0.000	[1]	10/01/2050	18,935,800
8,750,000	Jefferson County, AL Sewer	0.000	[1]	10/01/2050	8,366,575
8,000,000	Jefferson County, AL Sewer	6.000		10/01/2042	9,466,240
7,500,000	Jefferson County, AL Sewer	6.500		10/01/2053	8,990,175
4,000,000	Jefferson County, AL Sewer	7.000		10/01/2051	4,880,440
200,000	Mobile, AL Improvement District (McGowin Park)	5.250		08/01/2030	209,040

					123,919,694

Alaska—0.0%
600,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[2,3]	5.875		12/01/2027	30,000
90,000	AK Northern Tobacco Securitization Corp. (TASC)	5.000		06/01/2032	90,115

					120,115

Arizona—2.3%
500,000	AZ IDA (AM&S/AcadM&S/M&SSA Obligated Group)	5.000		07/01/2038	579,485
1,800,000	AZ IDA (AM&S/AcadM&S/M&SSA Obligated Group)	5.000		07/01/2048	2,057,850
2,125,000	AZ IDA (AM&S/AcadM&S/M&SSA Obligated Group)	5.000		07/01/2052	2,420,609
675,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)	5.000		07/01/2042	770,485
925,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)	5.000		07/01/2047	1,054,898
1,000,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)	5.000		07/01/2051	1,132,560
1,100,000	AZ IDA (Provident Group - Eastern Michigan University Parking)	5.000		05/01/2048	1,243,352
1,000,000	AZ IDA (Provident Group - Eastern Michigan University Parking)	5.000		05/01/2051	1,126,880
570,000	AZ IDA (Provident Group-NCCU Properties)	5.000		06/01/2058	657,113
342,000	Festival Ranch, AZ Community Facilities District	5.750		07/01/2032	342,144
80,000	Maricopa County, AZ IDA (Greathearts Arizona)	5.000		07/01/2037	94,210
145,000	Maricopa County, AZ IDA (Greathearts Arizona)	5.000		07/01/2048	168,215
495,000	Maricopa County, AZ IDA (Immanuel Campus Care)[2,3]	8.500		04/20/2041	341,550
130,000	Maricopa County, AZ School District No. 24 (Gila Bend)	5.500		07/01/2022	130,168

46          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Arizona (Continued)
$260,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien	5.300%		07/01/2030	$260,348
750,000	Phoenix, AZ IDA (Career Success Schools)	7.000		01/01/2029	755,378
450,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250		07/01/2036	450,248
8,500,000	Phoenix, AZ IDA (Rowan University)	5.250		06/01/2034	9,283,190
2,910,000	Pima County, AZ IDA (Arizona Charter School)	5.375		07/01/2031	3,067,111
3,695,000	Pima County, AZ IDA (Center for Academic Success)	5.500		07/01/2037	3,699,323
550,000	Pima County, AZ IDA (Christian Care Tucson)	5.000		06/15/2037	630,905
1,010,000	Pima County, AZ IDA (Christian Care Tucson)	5.000		12/15/2047	1,145,481
900,000	Pima County, AZ IDA (Excalibur Charter School)	5.500		09/01/2046	934,668
1,405,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)	8.125		07/01/2041	1,404,845
195,000	Pima County, AZ IDA (Paideia Academies)	5.125		07/01/2039	195,238
240,000	Pima County, AZ IDA (Paideia Academies)	5.250		07/01/2049	240,593
760,000	Pima County, AZ IDA (Tucson Country Day School)	5.000		06/01/2037	733,856
930,000	Rio Rico, AZ Fire District	7.000		07/01/2030	1,031,556
70,000	Rio Rico, AZ Fire District	7.000		07/01/2030	77,113
3,000,000	Salt Verde, AZ Financial Corp.	5.000		12/01/2032	3,855,960
6,500,000	Salt Verde, AZ Financial Corp.	5.000		12/01/2037	8,596,835
100,000	Salt Verde, AZ Financial Corp.	5.500		12/01/2029	129,898

					48,612,065

Arkansas—0.0%
1,675,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[2,3]	6.250		02/01/2038	1,222,750

California—9.4%
7,000,000	CA County Tobacco Securitization Agency	5.310	[4]	06/01/2046	1,258,390
6,000,000	CA County Tobacco Securitization Agency	6.647	[4]	06/01/2046	962,040
129,820,000	CA County Tobacco Securitization Agency	6.698	[4]	06/01/2050	14,107,539
5,000	CA County Tobacco Securitization Agency	7.230	[4]	06/01/2033	2,278
160,000	CA County Tobacco Securitization Agency (TASC)	5.700	[1]	06/01/2046	161,213
50,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2035	50,519
4,905,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2043	4,975,877
3,375,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	3,539,497
10,085,000	CA GO	5.000		09/01/2037	12,148,189
5,000,000	CA GO	5.000		09/01/2045	5,948,850
8,500,000	CA GO	5.000		08/01/2046	10,084,145
170,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000		06/01/2029	201,244
10,000,000	CA Health Facilities Financing Authority (SHlth/ SBH/SVNA&H/SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)	5.000		11/15/2046	11,776,200
3,500,000	CA Local Public Schools Funding Authority	4.000		08/01/2042	3,824,835
3,350,000	CA M-S-R Energy Authority	6.500		11/01/2039	5,100,241
10,000,000	CA M-S-R Energy Authority	7.000		11/01/2034	15,021,100

47          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$4,250,000	CA Municipal Finance Authority (CHF-Davis-West Village Student Hsg.)	5.000%		05/15/2043	$5,013,640
250,000	CA Municipal Finance Authority (Harbor Regional Center)	8.500		11/01/2039	254,572
3,500,000	CA Municipal Finance Authority (UCR North District Phase I Student Hsg.)	5.000		05/15/2049	4,241,650
450,000	CA Public Works (Various Community Colleges)	5.750		10/01/2030	453,573
1,000,000	CA School Finance Authority Charter School (Coastal Academy)	5.000		10/01/2033	1,071,780
2,550,000	CA Statewide CDA (NCCD-Hooper Street - College of the Arts)	5.250		07/01/2039	2,941,807
2,145,000	CA Statewide CDA (Orinda Wilder)	5.000		09/01/2030	2,465,248
1,450,000	Cathedral City, CA Redevel. Agency	5.000		08/01/2032	1,667,834
885,000	Cathedral City, CA Redevel. Agency	5.000		08/01/2033	1,015,529
9,985,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)	5.875		02/15/2034	10,025,339
560,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1	6.625		09/01/2039	562,526
345,750,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.996	[4]	06/01/2057	10,331,010
2,750,000	Lammersville, CA Joint Unified School District Special Tax Community Facilities District (Mountain House-Shea)	6.000		09/01/2043	3,131,398
415,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.000	[1]	09/01/2025	440,282
375,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.100	[1]	09/01/2026	398,145
885,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.150	[1]	09/01/2027	939,578
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.200	[1]	09/01/2028	1,059,800
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.250	[1]	09/01/2029	529,570
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.300	[1]	09/01/2030	529,545
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.375	[1]	09/01/2032	1,058,110
2,000,000	Long Beach, CA Bond Finance Authority Natural Gas	5.500		11/15/2037	2,769,920
180,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)	5.750		09/01/2040	182,212
20,000,000	Los Angeles, CA Unified School District[5]	5.250		07/01/2042	24,630,350
1,250,000	Lynwood, CA Redevel. Agency Tax Allocation	7.000		09/01/2031	1,396,063
4,500,000	Oak Grove, CA School District	0.000	[1]	08/01/2042	2,547,000
1,250,000	Oxnard, CA Financing Authority Wastewater	5.000		06/01/2032	1,459,175
1,500,000	Oxnard, CA Financing Authority Wastewater	5.000		06/01/2033	1,747,950
850,000	Oxnard, CA Financing Authority Wastewater	5.000		06/01/2034	988,346
2,575,000	Paramount, CA Unified School District	5.250		08/01/2046	3,143,818

48          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,745,000	Poway, CA Unified School District Public Financing Authority Special Tax[6]	5.000%		09/01/2033	$2,077,702
3,110,000	Poway, CA Unified School District Public Financing Authority Special Tax[6]	5.000		09/01/2034	3,692,005
10,000,000	San Francisco, CA City & County COP[5]	5.000		10/01/2033	10,423,078
250,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	6.750		08/01/2041	271,703
350,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	7.000		08/01/2041	381,462
350,000	San Jose, CA Finance Authority (Convention Center)	5.500		05/01/2031	376,471
1,880,000	Santa Cruz, CA Redevel. Agency Tax Allocation	5.000		09/01/2035	2,230,695
5,000,000	University of California	5.000		05/15/2038	6,195,950

					201,806,993

Colorado—3.5%
2,000,000	Berthoud-Heritage, CO Metropolitan District No. 1	5.625		12/01/2048	2,060,300
550,000	BNC, CO Metropolitan District No. 1	5.000		12/01/2037	649,280
3,355,000	CO Broomfield Village Metropolitan District No. 2[3,7]	6.250		12/01/2032	2,717,550
125,000	CO E-470 Public Highway Authority	6.812	[4]	09/01/2025	111,234
40,000	CO Educational and Cultural Facilities Authority (Cesar Chavez Academy Charter School)	4.500		08/01/2037	40,081
1,200,000	CO Educational and Cultural Facilities Authority (Rocky Mountain Academy of Evergreen)	6.450		11/01/2040	1,277,556
1,000,000	CO Educational and Cultural Facilities Authority (Stargate Charter School)	5.000		12/01/2038	1,190,760
720,000	CO Fossil Ridge Metropolitan District No. 1	7.250		12/01/2040	744,034
2,000,000	CO Health Facilities Authority (Ascension Health System Sunbelt)[6]	4.000		11/15/2043	2,210,740
1,400,000	CO Health Facilities Authority (Christian Living Neighborhoods)	5.000		01/01/2037	1,524,838
7,075,000	CO Health Facilities Authority (ELGS/ELGSS/ ELGSF/GSSH Obligated Group)	5.000		06/01/2047	8,797,409
750,000	CO Potomac Farms Metropolitan District	7.250		12/01/2037	750,330
78,000	CO Potomac Farms Metropolitan District	7.625	[1]	12/01/2023	78,057
1,000,000	CO Sorrell Ranch Metropolitan District[2,3]	6.750		12/15/2036	280,000
900,000	Cottonwood Highlands, CO Metropolitan District No. 1	5.000		12/01/2049	933,676
12,500,000	Denver, CO City & County Airport	5.000		12/01/2048	15,069,375
7,000,000	Ebert, CO Metropolitan District	5.000		12/01/2043	8,384,600
1,605,000	Ebert, CO Metropolitan District	5.000		12/01/2043	1,922,469
1,575,000	Hunting Hill, CO Metropolitan District	5.625		12/01/2048	1,644,001
710,000	Powhaton Road, CO Metropolitan District No. 2	5.625		12/01/2048	734,921
1,495,000	Public Authority for CO (Natural Gas Energy)	6.250		11/15/2028	1,917,726
5,000,000	Public Authority for CO (Natural Gas Energy)	6.500		11/15/2038	7,449,750
4,665,000	Rampart Range, CO Metropolitan District No. 1	5.000		12/01/2042	5,506,519
1,500,000	Rampart Range, CO Metropolitan District No. 1	5.000		12/01/2047	1,760,820

49          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$500,000	Tabernash Meadows, CO Water & Sanitation District	7.125%		12/01/2034	$515,550
110,000	Tallyns Reach, CO Metropolitan District No. 3	5.000		12/01/2033	116,890
250,000	Tallyns Reach, CO Metropolitan District No. 3	5.125		11/01/2038	265,457
983,237	Woodmen Heights, CO Metropolitan District No. 1	6.000		12/01/2041	996,983
5,227,406	Woodmen Heights, CO Metropolitan District No. 1	7.300	[1]	12/15/2041	4,526,307

					74,177,213

Connecticut—0.4%
6,125,000	CT H&EFA (Fairfield University)	4.000		07/01/2042	6,616,348
500,000	Georgetown, CT Special Taxing District[2,3]	5.125		10/01/2036	160,000
625,000	Hamden, CT GO	5.000		08/15/2030	757,050
10,976,478	Mashantucket Western Pequot Tribe CT2,8	6.050		07/01/2031	375,944

					7,909,342

Delaware—0.1%
2,702,000	Bridgeville, DE Special Obligation (Heritage Shores)	5.450		07/01/2035	2,702,594

District of Columbia—0.7%
110,000	District of Columbia Ballpark	5.000		02/01/2031	110,315
1,810,000	District of Columbia Center for Strategic & International Studies	6.375		03/01/2031	1,949,967
1,565,000	District of Columbia Tobacco Settlement Financing Corp.	6.500		05/15/2033	1,758,356
4,385,000	District of Columbia Tobacco Settlement Financing Corp.	6.750		05/15/2040	4,538,782
72,125,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.369	[4]	06/15/2046	7,108,640
400,000	District of Columbia University (Gallaudet University)	5.500		04/01/2034	426,288

					15,892,348

Florida—5.2%
1,815,000	Amelia Concourse, FL Community Devel. District[2,3]	5.750		05/01/2038	1,687,950
355,000	Arlington Ridge, FL Community Devel. District	5.500		05/01/2036	354,059
435,000	Avignon Villages, FL Community Devel. District[2,3]	5.300		05/01/2014	30,450
250,000	Avignon Villages, FL Community Devel. District[2,3]	5.400		05/01/2037	17,500
5,000,000	Canaveral, FL Port Authority	5.000		06/01/2048	5,939,050
990,000	Cascades, FL Groveland Community Devel. District	5.300		05/01/2036	990,465
1,990,000	Chapel Creek, FL Community Devel. District Special Assessment[2,3]	5.500		05/01/2038	1,791,000
825,942	Clearwater Cay, FL Community Devel. District[2,3]	5.500		05/01/2037	470,787
2,280,000	Creekside, FL Community Devel. District[2,3]	5.200		05/01/2038	1,026,000
5,000	Crosscreek, FL Community Devel. District[2]	5.600		05/01/2039	4,770

50          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$350,000	East Homestead, FL Community Devel. District	5.000%		11/01/2033	$363,524
25,000	East Homestead, FL Community Devel. District[6]	7.250		05/01/2021	26,050
65,000	Escambia County, FL Health Facilities Authority	5.950		07/01/2020	67,822
255,000	FL Capital Trust Agency (Florida Charter Educational Foundation)	5.375		06/15/2038	283,165
480,000	FL Capital Trust Agency (Florida Charter Educational Foundation)	5.375		06/15/2048	523,978
455,000	FL Capital Trust Agency (IAS/ASchH/CAMS/ CAM&S Obligated Group)	5.000		12/15/2049	492,578
320,000	FL Capital Trust Agency (IAS/ASchH/CAMS/ CAM&S Obligated Group)	5.000		12/15/2054	344,410
772,795	FL Lake Ashton II Community Devel. District	5.375		05/01/2036	740,222
805,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District	5.500		05/01/2038	755,678
16,000,000	Greater Orlando, FL Aviation Authority[5]	5.000		10/01/2032	16,722,360
195,000	Heritage Isles, FL Community Devel. District[2]	7.100		10/01/2023	29,250
100,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A	5.500		05/01/2036	100,006
375,000	Indigo, FL Community Devel. District[2,3]	5.750		05/01/2036	262,500
35,000	Jacksonville, FL Health Facilities Authority (Daughters of Charity Health Services of Austin)	5.250		08/15/2027	37,657
190,000	Lake County, FL Educational Facilities (Imagine South Lake Charter School)	5.000		01/15/2054	199,772
565,000	Lake Helen, FL Educational Facilities (Ivy Hawn Charter School)	5.500		07/15/2048	592,448
600,000	Lake Helen, FL Educational Facilities (Ivy Hawn Charter School)	5.750		07/15/2053	634,362
1,255,000	Lakeland, FL Educational Facilities (Florida Southern College)	5.000		09/01/2029	1,364,248
1,000,000	Lakeland, FL Educational Facilities (Florida Southern College)	5.000		09/01/2037	1,069,420
3,000,000	Lakeland, FL Hospital System (Lakeland Regional Health System)	5.000		11/15/2040	3,356,190
4,000,000	Lee, FL Memorial Health System (Lee Memorial Hospital)	4.000		04/01/2037	4,415,280
1,465,000	Lucaya, FL Community Devel. District	5.375		05/01/2035	1,465,864
1,775,000	Magnolia Creek, FL Community Devel. District[2,3]	5.900		05/01/2039	319,500
95,000	Magnolia West, FL Community Devel. District Special Assessment	5.350		05/01/2037	98,988
10,000,000	Martin County, FL Pollution Control (Florida Power & Light)	1.480	[9]	07/15/2022	10,000,000
1,665,000	Miromar Lakes, FL Community Devel. District	5.000		05/01/2035	1,744,820
740,000	Miromar Lakes, FL Community Devel. District	5.375		05/01/2032	766,758
2,965,000	Monterey/Congress, FL Community Devel. District Special Assessment	5.375		05/01/2036	2,966,423
395,000	Naturewalk, FL Community Devel. District[2,3]	5.300		05/01/2016	312,050
335,000	Naturewalk, FL Community Devel. District[2,3]	5.500		05/01/2038	264,650
460,000	Orlando, FL Tourist Devel. Tax	5.500		11/01/2038	461,495
3,000,000	Orlando, FL Utilities Commission	5.000		10/01/2038	3,637,050

51          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$450,000	Palace Coral Gables, FL Community Devel. District Special Assessment	5.000%		05/01/2032	$496,332
1,000,000	Palace Coral Gables, FL Community Devel. District Special Assessment	5.625		05/01/2042	1,118,070
460,000	Palm River, FL Community Devel. District[2,3]	5.150		05/01/2013	230,000
510,000	Palm River, FL Community Devel. District[2,3]	5.375		05/01/2036	255,000
1,140,634	Pine Ridge Plantation, FL Community Devel. District	5.400		05/01/2037	1,044,285
750,000	Polk County, FL IDA (Carpenter’s Home Estates)	5.000		01/01/2049	832,740
125,000	Portico, FL Community Devel. District	5.450		05/01/2037	121,319
810,000	Reunion East, FL Community Devel. District[2,3]	5.800		05/01/2036	8
860,000	Reunion East, FL Community Devel. District[2,3]	7.375		05/01/2033	9
15,000	Ridgewood Trails, FL Community Devel. District	5.650		05/01/2038	14,478
2,400,000	River Glen, FL Community Devel. District Special Assessment[2,3]	5.450		05/01/2038	1,440,000
281,856	Santa Rosa Bay, FL Bridge Authority	6.250		07/01/2028	282,612
4,535,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)	6.500		07/01/2040	4,619,578
3,085,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)	6.750		07/01/2030	3,156,325
2,035,000	South Bay, FL Community Devel. District	5.125		05/01/2020	2,035,651
1,645,000	South Bay, FL Community Devel. District[2,3]	5.950		05/01/2036	16
1,965,000	South Bay, FL Community Devel. District	5.950		05/01/2036	1,916,032
935,000	South Bay, FL Community Devel. District[2,3]	6.600	[1]	05/01/2025	470,829
2,530,000	South Bay, FL Community Devel. District[2,3]	6.600	[1]	05/01/2036	1,275,297
1,500,000	St. Johns County, FL IDA (Presbyterian Retirement)	6.000		08/01/2045	1,571,010
400,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250		10/01/2041	335,100
5,000	Tern Bay, FL Community Devel. District	5.375		05/01/2037	5,001
3,990,000	Vista, FL Community Devel. District Special Assessment	5.375		05/01/2037	3,990,319
1,142,132	Waterford Estates, FL Community Devel. District Special Assessment[2,3]	5.125		05/01/2013	1,085,025
2,030,747	Waterford Estates, FL Community Devel. District Special Assessment[2,3]	5.500		05/01/2037	1,929,210
16,000	Waters Edge, FL Community Devel. District	5.350		05/01/2039	16,003
275,000	Waters Edge, FL Community Devel. District	6.600	[1]	05/01/2039	276,699
146,452	Waterstone, FL Community Devel. District	0.000	[1]	05/01/2037	114,849
992,838	Waterstone, FL Community Devel. District	5.020	[4]	11/01/2028	577,246
280,718	Waterstone, FL Community Devel. District[2,3]	5.500		05/01/2018	182,467
285,000	West Villages, FL Improvement District[2,3]	5.350		05/01/2015	228,000
7,150,000	West Villages, FL Improvement District[2,3]	5.800		05/01/2036	5,720,000
4,925,000	Westridge, FL Community Devel. District[2,3]	5.800		05/01/2037	3,693,750
250,000	Westside, FL Community Devel. District[2,3]	5.650		05/01/2037	87,500
2,335,000	Westside, FL Community Devel. District	5.650		05/01/2037	2,335,490
770,000	Westside, FL Community Devel. District[2]	5.650		05/01/2037	705,559
2,250,000	Wyld Palms, FL Community Devel. District[2,3]	5.400		05/01/2015	697,500
1,445,000	Wyld Palms, FL Community Devel. District[2,3]	5.500		05/01/2038	447,950

52          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$444,846	Zephyr Ridge, FL Community Devel. District[2,3]	5.250%		05/01/2013	$373,670
978,661	Zephyr Ridge, FL Community Devel. District[2,3]	5.625		05/01/2037	822,075
					111,233,553

Georgia—1.5%
565,000	Atlanta, GA Urban Residential Finance Authority (Trestletree Village Apartments)	5.000		11/01/2048	588,346
1,055,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)	5.750		12/01/2033	1,086,080
5,280,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)	6.250		12/01/2048	5,475,096
3,040,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)	6.500		12/01/2053	3,179,962
2,145,000	Floyd County, GA Devel. Authority (Spires at Berry College)	6.000		12/01/2038	2,211,752
3,000,000	Fulton County, GA Devel. Authority (PHC/ FCommH/PHosp/PMSH/PNH/PMCC/PClinic/ PHlthCF/PHI/PHIP/PHHosp/PNHosp/PARMC Obligated Group)	5.000		07/01/2046	3,447,060
550,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)	5.125		03/15/2031	551,634
1,040,000	GA Main Street Natural Gas	5.000		05/15/2043	1,220,066
10,770,000	Macon, GA Water Authority	1.440	[9]	10/01/2038	10,770,000
100,000	Monroe County, GA Devel. Authority (Georgia Power Company)	4.000	[9]	06/01/2042	100,042
700,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	5.500	[9]	12/01/2053	719,453
880,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	6.125		12/01/2038	927,520
1,230,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	6.250		12/01/2048	1,294,673
1,030,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	6.375		12/01/2053	1,084,240
520,000	Randolph County, GA GO	5.000		04/01/2030	563,248
					33,219,172

Illinois—6.7%
4,300,000	Chicago, IL Board of Education	6.000		04/01/2046	5,054,822
775,000	Chicago, IL Board of Education (School Reform)	5.000		12/01/2026	918,995
2,250,000	Chicago, IL Board of Education (School Reform)	5.000		12/01/2028	2,743,650
1,000,000	Chicago, IL Board of Education (School Reform)	5.000		12/01/2031	1,196,230
1,205,000	Chicago, IL Board of Education (School Reform)	5.000		12/01/2034	1,425,093
915,000	Chicago, IL Board of Education (School Reform)	5.063	[4]	12/01/2024	800,515
1,405,000	Chicago, IL Board of Education (School Reform)	5.063	[4]	12/01/2024	1,229,206
13,440,000	Chicago, IL GO	5.000		01/01/2029	13,485,293
2,500,000	Chicago, IL O’Hare International Airport	5.000		01/01/2034	2,872,450
3,000,000	Chicago, IL O’Hare International Airport	5.000		01/01/2041	3,460,140
6,000,000	Chicago, IL Wastewater	4.000		01/01/2042	6,167,040
2,400,000	Cook County, IL Community School District GO	7.125		06/01/2024	2,711,328

53          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$949,000	Cortland, IL Special Tax (Sheaffer System)[2,3]	5.500%	03/01/2017	$189,800
320,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.625	03/01/2036	320,208
2,000,000	Gilberts, IL Special Service Area No. 15	5.000	03/01/2035	2,229,060
689,781	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375	03/01/2034	689,767
2,225,000	Harvey, IL GO2	5.500	12/01/2027	1,223,750
1,000,000	Harvey, IL GO2	5.625	12/01/2032	550,000
3,680,000	Harvey, IL Hotel Motel Tax & Sales (Hotel & Conference Center)[6]	6.875	08/01/2028	3,681,509
1,010,000	IL Finance Authority (Illinois Institute of Technology)	5.000	04/01/2026	1,010,636
9,660,000	IL Finance Authority (Illinois Institute of Technology)	5.000	04/01/2031	9,689,173
1,000,000	IL Finance Authority (Illinois Institute of Technology)	5.000	04/01/2036	1,002,990
500,000	IL Finance Authority (Lake Forest College)	5.750	10/01/2032	541,185
450,000	IL Finance Authority (Lake Forest College)	6.000	10/01/2048	484,510
95,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/ PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group)	7.750	08/15/2034	95,224
2,000,000	IL GO	5.000	04/01/2025	2,200,500
3,000,000	IL GO	5.000	10/01/2028	3,484,920
5,000,000	IL GO	5.000	10/01/2029	5,771,600
6,500,000	IL GO	5.000	10/01/2029	7,503,080
3,000,000	IL GO	5.000	10/01/2030	3,439,320
3,360,000	IL GO	5.000	10/01/2033	3,802,109
1,525,000	IL GO	5.000	02/01/2039	1,618,010
910,000	IL Metropolitan Pier & Exposition Authority	5.500	12/15/2023	993,374
250,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Expansion)	5.500	06/15/2050	254,773
1,365,000	IL Regional Transportation Authority	4.000	06/01/2043	1,473,381
18,000,000	IL Regional Transportation Authority[5]	4.000	06/01/2043	19,413,900
5,000,000	IL Sales Tax Securitization Corp.	5.250	01/01/2048	5,939,150
2,000,000	IL Sports Facilities Authority	5.250	06/15/2032	2,239,600
895,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500	12/30/2027	1,179,592
955,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500	12/30/2028	1,284,781
1,160,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500	12/30/2031	1,632,723
3,568,000	Lakemoor Village, IL Special Tax	5.000	03/01/2027	3,574,993
2,301,000	Lincolnshire, IL Special Service Area No. 1 Special Tax (Sedgebrook)	6.250	03/01/2034	2,305,326
480,000	Markham, IL GO	5.750	02/01/2028	457,930
1,050,000	Northern IL Municipal Power Agency (Prairie State)	4.000	12/01/2041	1,113,179
1,085,000	Plano, IL Special Service Area No. 5[2,3]	6.000	03/01/2036	813,750

54          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850%	12/01/2036	$469,910
3,405,000	Southwestern IL Devel. Authority (Local Government Programming)[3]	7.000	10/01/2022	1,974,900
1,020,000	Southwestern IL Devel. Authority (Village of Sauget)	5.625	11/01/2026	998,845
1,155,000	Stephenson County, IL School District No. 145 Freeport	5.000	02/01/2032	1,403,972
850,000	Stephenson County, IL School District No. 145 Freeport	5.000	02/01/2033	1,027,599
750,000	Stephenson County, IL School District No. 145 Freeport	5.000	02/01/2034	904,800
1,848,000	Yorkville, IL United City Special Services Area Special Tax	5.000	03/01/2033	1,863,579
1,634,000	Yorkville, IL United City Special Services Area Special Tax (Raintree Village II)[2,3]	6.250	03/01/2035	735,300
				143,647,470

Indiana—1.6%
3,575,000	Columbus, IN Multifamily Hsg. (Vivera Senior Living)	5.625	05/01/2039	3,673,205
1,620,000	IN Finance Authority (GSH/GSHI/GSHPS Obligated Group)	5.500	04/01/2026	1,899,628
2,885,000	IN Finance Authority (Marian University)	5.250	09/15/2025	3,081,584
4,250,000	IN Finance Authority (Marian University)	6.375	09/15/2041	4,552,983
4,750,000	IN Finance Authority (Marian University)	6.500	09/15/2030	5,153,655
7,500,000	IN Municipal Power Agency	5.000	01/01/2037	8,837,325
900,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)	5.750	07/01/2030	933,147
3,860,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)	6.000	07/01/2040	4,012,933
2,025,000	Indianapolis, IN Multifamily Hsg. (Stonekey Apartments)	7.000	02/01/2039	2,032,290
				34,176,750

Iowa—0.2%
400,000	IA Finance Authority (Boys & Girls Home and Family Services)[2,3]	5.900	12/01/2028	20,000
1,685,000	IA Finance Authority (Mercy Medical Center)	5.000	08/15/2028	1,833,499
1,300,000	IA Finance Authority (Unity Point Health)	5.000	02/15/2048	1,525,836
255,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)	5.375	06/01/2025	254,990

55          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Iowa (Continued)
$1,000,000	Xenia, IA Rural Water District	5.000%	12/01/2036	$1,140,530
				4,774,855

Kansas—0.1%
1,440,000	Pittsburgh, KS Special Obligation (North Broadway Redevel.)	4.900	04/01/2024	1,325,808

Kentucky—2.4%
5,480,000	KY Municipal Power Agency	5.000	09/01/2032	6,448,206
11,525,000	KY Municipal Power Agency	5.000	09/01/2033	13,500,155
5,000,000	KY Municipal Power Agency	5.000	09/01/2034	5,826,650
1,500,000	KY Property & Building Commission	5.000	05/01/2035	1,790,865
1,170,000	KY Property & Building Commission	5.000	05/01/2036	1,392,183
2,500,000	KY Property & Building Commission	5.000	04/01/2037	2,912,925
4,605,000	KY Property & Building Commission	5.000	05/01/2037	5,447,853
2,500,000	KY Property & Building Commission	5.000	04/01/2038	2,954,250
10,000,000	Louisville & Jefferson County, KY Health System (Norton Healthcare/Norton Hospitals Obligated Group)	5.750	10/01/2042	11,415,500
80,000	Owen County, KY Waterworks System (AWCC/ KAWC Obligated Group)	6.250	06/01/2039	80,289
15,000	Springfield, KY Educational Devel. (St. Catherine College)[2,3]	5.750	10/01/2035	169
				51,769,045

Louisiana—1.7%
9,485	Denham Springs-Livingston, LA Hsg. & Mtg. Finance Authority[6]	5.000	11/01/2040	9,521
950,000	LA Citizens Property Insurance Corp.	5.000	06/01/2024	1,052,401
635,000	LA Citizens Property Insurance Corp.	5.000	06/01/2024	703,447
8,280,000	LA HFA (La Chateau)	6.875	09/01/2029	8,280,331
5,000,000	LA HFA (La Chateau)	7.250	09/01/2039	5,000,050
1,300,000	LA Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary	5.000	07/01/2057	1,468,428
2,500,000	LA Public Facilities Authority (Nineteenth Judicial District Court Building)	5.000	06/01/2042	2,857,775
7,500,000	LA Public Facilities Authority (Ochsner Clinic Foundation)	5.000	05/15/2042	8,631,600
395,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)	5.000	07/01/2032	455,826
300,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)	5.000	07/01/2033	343,593
345,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)	5.000	07/01/2037	388,856
50,000	LA Stadium & Exposition District	5.000	07/01/2028	56,357
4,035,000	LA State University & Agricultural & Mechanical College	5.000	07/01/2040	4,679,551

56          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Louisiana (Continued)
$700,000	New Orleans, LA Aviation Board (Parking Facilities)	5.000%		10/01/2043	$829,500
1,280,000	New Orleans, LA Aviation Board (Parking Facilities)	5.000		10/01/2048	1,509,491
					36,266,727

Maine—0.3%
2,000,000	ME H&HEFA (Maine General Medical Center)	6.750		07/01/2036	2,164,880
5,000,000	ME H&HEFA (Maine General Medical Center)	7.500		07/01/2032	5,513,200
					7,678,080

Maryland—0.5%
1,500,000	Gaithersburg, MD Economic Devel. (Asbury Maryland)	5.000		01/01/2036	1,698,135
1,000,000	MD EDC Student Hsg. (Morgan State University)	5.000		07/01/2034	1,046,280
4,530,000	MD EDC Student Hsg. (University of Maryland College Park)	5.000		06/01/2035	5,333,305
10,000	MD H&HEFA (Johns Hopkins Hospital)	5.375		07/01/2020	10,030
15,000	MD H&HEFA (Johns Hopkins Medical Institutional Parking System)	5.000		07/01/2034	15,161
400,000	MD H&HEFA (Maryland Institute College of Art)	5.000		06/01/2036	455,788
10,000	MD H&HEFA (Mercy Ridge)	4.750		07/01/2034	10,015
1,653,000	Prince Georges County, MD Special District (Victoria Falls)	5.250		07/01/2035	1,670,720
					10,239,434

Massachusetts—1.3%
750,000	MA Devel. Finance Agency (Lasell College)	5.500		07/01/2026	797,865
25,000	MA Devel. Finance Agency (Lasell College)	6.000		07/01/2031	26,727
461,488	MA Devel. Finance Agency (Linden Ponds)	0.655	[4]	11/15/2056	129,909
1,435,000	MA Devel. Finance Agency (Linden Ponds)	5.125		11/15/2046	1,569,230
2,000,000	MA Devel. Finance Agency (UMHC/UMMC/ HHH&H/HHosp Obligated Group)	5.000		07/01/2036	2,308,780
20,000,000	MA GO5	5.000		12/01/2035	24,161,100
10,000	MA H&EFA (Beverly Hospital Corp.)	5.250		07/01/2023	10,016
					29,003,627

Michigan—3.7%
1,100,000	Detroit, MI City School District	5.000		05/01/2028	1,198,098
680,000	Detroit, MI City School District	5.000		05/01/2031	739,248
150,000	Detroit, MI Downtown Devel. Authority	5.000		07/01/2043	165,682
1,350,000	Detroit, MI Downtown Devel. Authority	5.000		07/01/2048	1,486,350
60,000	Detroit, MI Sewer Disposal System	7.500		07/01/2033	60,286
2,155,000	Detroit, MI Water and Sewerage Dept.	5.000		07/01/2032	2,339,296
1,000,000	Detroit, MI Water Supply System	5.000		07/01/2036	1,050,450
405,000	Grand Traverse Academy, MI Public School Academy	5.000		11/01/2022	405,251
1,000,000	MI Finance Authority (Detroit Water & Sewer)	5.000		07/01/2025	1,168,540
895,000	MI Finance Authority (Detroit Water & Sewer)	5.000		07/01/2026	1,042,084

57          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Michigan (Continued)
$930,000	MI Finance Authority (Detroit Water & Sewer)	5.000%		07/01/2027	$1,079,349
2,450,000	MI Finance Authority (Detroit Water & Sewer)	5.000		07/01/2032	2,802,776
1,000,000	MI Finance Authority (Detroit Water & Sewer)	5.000		07/01/2033	1,136,750
2,200,000	MI Finance Authority (Detroit Water & Sewer)	5.000		07/01/2034	2,544,564
1,000,000	MI Finance Authority (Detroit Water & Sewer)	5.000		07/01/2034	1,138,520
6,300,000	MI Finance Authority (HFHS/HFMHCT/HFWH/ WAFMH Obligated Group)	5.000		11/15/2041	7,317,702
6,000,000	MI Finance Authority (Thomas M Cooley Law School)	6.750		07/01/2044	6,282,000
635,000	MI Finance Authority (Universal Learning Academy)	5.750		11/01/2040	659,854
1,155,000	MI Public Educational Facilities Authority (Old Redford Academy)	6.000		12/01/2035	1,155,335
7,529,473	MI Strategic Fund Limited Obligation (Wolverine Human Services)	5.850		08/31/2027	7,544,231
1,671,250	MI Strategic Fund Limited Obligation (Wolverine Human Services)	7.875		08/31/2028	1,674,108
623,000,000	MI Tobacco Settlement Finance Authority	10.197	[4]	06/01/2058	17,917,480
1,180,000	Michigan State University	5.000		02/15/2044	1,439,966
1,650,000	Michigan State University	5.000		02/15/2048	2,004,074
600,000	Old Redford Academy, MI Public School Academy	5.900		12/01/2030	604,824
400,000	Plymouth, MI Educational Center Charter School (Public School Academy)	5.375		11/01/2030	280,032
1,325,000	Plymouth, MI Educational Center Charter School (Public School Academy)	5.625		11/01/2035	848,066
500,000	Renaissance, MI Public School Academy	6.000		05/01/2037	511,995
600,000	Walled Lake, MI Consolidated School District	4.000		05/01/2039	669,108
1,220,000	Walled Lake, MI Consolidated School District	4.000		05/01/2040	1,352,187
2,485,000	Walled Lake, MI Consolidated School District	4.000		05/01/2041	2,743,838
3,270,000	Walled Lake, MI Consolidated School District	5.000		05/01/2044	3,959,381
3,270,000	Walled Lake, MI Consolidated School District	5.000		05/01/2049	3,934,464
					79,255,889
Minnesota—0.3%
1,050,000	Bethel, MN Hsg. & Healthcare (Benedictine Living Communities - St. Peter Communities)	5.500		12/01/2048	1,094,783
2,300,000	Duluth, MN EDA Health Care Facilities (Essentia Health)	5.000		02/15/2043	2,694,358
900,000	MN HEFA (Hamline University)	5.000		10/01/2047	989,613
812,000	Mound, MN Hsg. & Redevel. Authority (Metroplaines)	5.000		02/15/2027	813,811
680,000	St. Paul Park, MN Senior Hsg. & Healthcare Revenue (Presbyterian Homes Bloomington Care Center)	5.000		09/01/2042	743,294
					6,335,859
Mississippi—0.6%
565,000	Meridian, MS Tax Increment (Meridian Crossroads)	8.750		12/01/2024	579,905

58          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Mississippi (Continued)
$10,000,000	MS Devel. Bank (Gulf Coast Community College District)	5.000%	12/01/2046	$11,574,100
				12,154,005
Missouri—1.2%
830,000	Branson, MO IDA (Branson Hills Redevel.)	5.750	05/01/2026	601,053
160,000	Branson, MO IDA (Branson Hills Redevel.)	7.050	05/01/2027	115,374
675,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)[3,7]	5.875	12/01/2031	438,750
180,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500	04/01/2021	162,668
400,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625	04/01/2027	340,256
580,000	Columbia, MO Hsg. Authority (Stuart Parker Hsg. Devel. Group)	5.000	12/15/2040	595,393
1,330,000	Columbia, MO Hsg. Authority (Stuart Parker Hsg. Devel. Group)	5.125	12/15/2050	1,362,944
14,360,000	Hazelwood, MO Transportation Devel. District (370/Missouri Bottom Road/Tausig Road)[2,3]	7.200	05/01/2033	4,882,400
5,605,000	Hollister, MO Tax Increment	5.625	10/01/2039	5,856,048
295,000	Kansas City, MO IDA (Sales Tax)	5.000	04/01/2046	301,688
140,000	Lees Summit, MO IDA (Kensington Farms)[2]	5.500	03/01/2021	89,600
250,000	Lees Summit, MO IDA (Kensington Farms)[2]	5.750	03/01/2029	160,000
2,100,000	Maplewood, MO Tax (Maplewood South Redevel.)	5.750	11/01/2026	2,099,874
355,000	MO Grindstone Plaza Transportation Devel. District	5.500	10/01/2031	347,318
76,000	Northwoods, MO Transportation Devel. District[6]	5.850	02/01/2031	73,232
1,025,000	Saint Charles County, MO IDA (Suemandy/Mid- Rivers Community Improvement District)	5.000	10/01/2046	1,035,219
3,250,000	St. Louis, MO Land Clearance Authority (Scottrade Center)	5.000	04/01/2048	3,773,315
481,000	St. Louis, MO Tax Increment (1505 Missouri Avenue Redevel.)[3,7]	6.000	08/04/2025	96,200
846,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)[3,7]	6.000	08/21/2026	236,880
1,879,000	St. Louis, MO Tax Increment (1619 Washington Redevel.)[3]	5.500	03/09/2027	770,390
661,018	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500	05/29/2028	265,028
545,000	St. Louis, MO Tax Increment (Printers Lofts)[3,7]	6.000	08/21/2026	136,250
758,000	St. Louis, MO Tax Increment (Washington East Condominiums)[3]	5.500	01/20/2028	379,000
466,000	St. Louis, MO Tax Increment (Washington East Condominiums)[3,7]	5.500	01/20/2028	111,840
1,080,000	St. Louis, MO Tax Increment Financing (Ludwig Lofts)[3,7]	6.690	04/21/2029	183,600
373,000	St. Louis, MO Tax Increment Financing, Series A3	5.500	09/02/2028	167,850
3,255,000	St. Louis, MO Tax Increment, Series A3	6.600	01/21/2028	1,464,750
620,000	Stone Canyon, MO Improvement District (Infrastructure)[2,3]	5.700	04/01/2022	161,200

59          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Missouri (Continued)
$320,000	Stone Canyon, MO Improvement District (Infrastructure)[2,3]	5.750%		04/01/2027	$83,200
					26,291,320

Montana—0.1%
11,710,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[3,7]	6.250	[1]	09/01/2031	1,697,950

Nebraska—0.7%
4,000,000	NE Central Plains Gas Energy	5.000		09/01/2037	5,196,360
9,510,000	NE Central Plains Gas Energy	5.250		09/01/2037	10,395,951
					15,592,311

Nevada—0.5%
2,500,000	Clark County, NV GO	5.000		05/01/2048	2,978,450
320,000	Clark County, NV Improvement District	5.000		02/01/2026	322,951
255,000	Clark County, NV Improvement District	5.050		02/01/2031	257,081
5,280,000	Clark County, NV School District	5.000		06/15/2036	6,457,334
					10,015,816

New Hampshire—1.1%
305,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.647	[4]	01/01/2029	208,339
385,000	NH Business Finance Authority (Huggins Hospital)	6.875		10/01/2039	388,596
20,860,000	NH H&EFA (LRG Healthcare)[5]	7.000		04/01/2038	21,057,648
1,500,000	NH H&EFA (Southern New Hampshire University)	5.000		01/01/2027	1,622,700
					23,277,283

New Jersey—7.5%
250,000	Atlantic City, NJ GO	5.000		03/01/2032	297,118
500,000	Atlantic City, NJ GO	5.000		03/01/2037	584,935
2,000,000	Casino Reinvestment Devel. Authority of NJ	5.000		11/01/2030	2,240,760
2,000,000	Casino Reinvestment Devel. Authority of NJ	5.000		11/01/2032	2,230,780
1,930,000	NJ EDA	5.000		06/15/2028	2,283,094
3,500,000	NJ EDA	5.000		06/15/2029	4,118,695
3,000,000	NJ EDA	5.000		06/15/2041	3,354,870
220,000	NJ EDA (Golden Door Charter School)	6.500		11/01/2052	246,077
1,015,000	NJ EDA (Newark Downtown District Management Corp.)	5.125		06/15/2037	1,201,415
500,000	NJ EDA (Provident Group-Kean Properties)	5.000		07/01/2032	565,665
200,000	NJ EDA (Provident Group-Kean Properties)	5.000		07/01/2047	219,710
1,000,000	NJ EDA (Provident Group-Montclair Properties)	5.000		06/01/2037	1,172,380
4,855,000	NJ EDA (State Government Buildings)	5.000		06/15/2031	5,687,050
3,500,000	NJ EDA (State Government Buildings)	5.000		06/15/2042	3,956,785
735,000	NJ EDA (State Government Buildings)	5.000		06/15/2047	824,964
2,100,000	NJ Health Care Facilities Financing Authority (University Hospital)	5.000		07/01/2029	2,439,087
3,500,000	NJ Tobacco Settlement Financing Corp.	5.000		06/01/2028	4,276,230
4,500,000	NJ Tobacco Settlement Financing Corp.	5.000		06/01/2029	5,467,860

60          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$5,000,000	NJ Tobacco Settlement Financing Corp.	5.000%		06/01/2030	$6,035,800
7,100,000	NJ Tobacco Settlement Financing Corp.	5.000		06/01/2031	8,519,432
13,000,000	NJ Tobacco Settlement Financing Corp.	5.000		06/01/2034	15,376,530
4,000,000	NJ Tobacco Settlement Financing Corp.	5.000		06/01/2035	4,704,960
3,000,000	NJ Tobacco Settlement Financing Corp.	5.000		06/01/2037	3,493,080
13,700,000	NJ Tobacco Settlement Financing Corp.	5.000		06/01/2046	14,844,087
6,000,000	NJ Tobacco Settlement Financing Corp. (TASC)	5.000		06/01/2046	6,712,200
6,660,000	NJ Transportation Trust Fund Authority	5.000		06/15/2029	7,875,250
945,000	NJ Transportation Trust Fund Authority	5.000		06/15/2030	1,108,759
6,000,000	NJ Transportation Trust Fund Authority	5.000		06/15/2030	7,039,740
880,000	NJ Transportation Trust Fund Authority	5.000		06/15/2031	1,024,795
5,015,000	NJ Transportation Trust Fund Authority	5.000		06/15/2032	5,610,882
5,975,000	NJ Transportation Trust Fund Authority	5.500		12/15/2021	6,530,137
11,570,000	NJ Transportation Trust Fund Authority	5.750		06/15/2024	13,705,706
4,555,000	NJ Transportation Trust Fund Authority	6.000		06/15/2035	4,873,440
7,000,000	NJ Turnpike Authority	5.000		01/01/2034	8,144,150
3,000,000	NJ Turnpike Authority	5.000		01/01/2048	3,631,230
10,000	South Jersey, NJ Transportation Authority	4.500		11/01/2035	10,029

					160,407,682

New Mexico—0.1%
230,000	Boulders, NM Pubic Improvement District	5.750		10/01/2044	236,092
1,925,000	NM Trails Public Improvement District	7.750		10/01/2038	1,926,983

					2,163,075

New York—10.3%
3,250,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)	5.000		07/15/2042	3,725,345
8,500,000	Hudson Yards, NY Infrastructure Corp.[5]	5.000		02/15/2037	10,286,360
7,500,000	Hudson Yards, NY Infrastructure Corp.[5]	5.000		02/15/2039	9,017,063
65,000	NY Counties Tobacco Trust II (TASC)	5.750		06/01/2043	66,005
285,000	NY Counties Tobacco Trust VI	5.750		06/01/2043	328,705
14,375,000	NY MTA	5.250		11/15/2056	16,757,800
3,500,000	NY MTA (Green Bond)	5.250		11/15/2057	4,138,505
3,790,000	NY MTA Hudson Rail Yards	5.000		11/15/2046	3,825,929
13,150,000	NY MTA Hudson Rail Yards	5.000		11/15/2056	14,561,521
10,500,000	NY MTA, Series C-1	5.000		11/15/2035	12,276,285
5,000,000	NY MTA, Series C-1	5.250		11/15/2056	5,884,350
2,455,000	NY TSASC, Inc. (TFABs)	5.000		06/01/2036	2,810,558
1,950,000	NY TSASC, Inc. (TFABs)	5.000		06/01/2045	1,887,113
5,000,000	NY TSASC, Inc. (TFABs)	5.000		06/01/2048	4,825,050
10,065,000	NYC GO	5.000		03/01/2040	12,178,348
7,800,000	NYC Municipal Water Finance Authority	1.480	[9]	06/15/2048	7,800,000
10,000,000	NYC Municipal Water Finance Authority	5.000		06/15/2039	11,692,300
14,000,000	NYC Transitional Finance Authority (Building Aid)	5.000		07/15/2043	16,975,140
10,000,000	NYC Transitional Finance Authority (Future Tax)	1.520	[9]	05/01/2034	10,000,000
8,720,000	NYC Transitional Finance Authority (Future Tax)	5.000		08/01/2031	10,437,142
2,650,000	NYS DA (New York State Dormitory Authority)	5.000		07/01/2028	3,179,046

61          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$10,000,000	NYS DA (Sales Tax)	5.000%		03/15/2033	$11,925,100
5,000,000	NYS DA (Sales Tax)	5.000		03/15/2035	6,023,900
6,955,000	NYS DA (St. Mary’s Hospital for Children)	7.875		11/15/2041	7,203,015
10,000,000	NYS DA (State Personal Income Tax Authority)	5.000		03/15/2047	12,145,300
6,075,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)	5.250		10/01/2035	8,153,865
10,000,000	Port Authority NY/NJ, 198th Series	5.250		11/15/2056	11,907,800

					220,011,545

North Carolina—0.3%
5,000,000	NC Turnpike Authority	5.000		01/01/2038	6,070,200

Ohio—4.5%
2,410,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375		06/01/2024	2,383,128
3,820,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750		06/01/2034	3,728,282
5,360,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2030	5,293,054
5,550,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2047	5,459,812
10,100,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.500		06/01/2047	10,181,810
538,100,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.247	[4]	06/01/2047	31,952,378
230,500,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.575	[4]	06/01/2052	7,786,290
3,445,000	Cleveland-Cuyahoga County, OH Port Authority	6.000		11/15/2035	3,647,463
2,475,000	Cuyahoga County, OH Hospital (Metro Health System)	5.500		02/15/2052	2,861,669
1,050,000	Cuyahoga County, OH Hospital (Metro Health System)	5.500		02/15/2057	1,210,240
1,000,000	Greene County, OH University Hsg. (Central State University)	5.500		09/01/2027	1,000,280
255,000	Greene County, OH University Hsg. (Central State University)	5.625		09/01/2032	255,059
460,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)	5.000		12/01/2022	460,529
50,000	Montgomery County, OH (Catholic Health Initiatives)	4.750		05/01/2034	50,052
1,000,000	OH Air Quality Devel. Authority (Columbus Southern Power)	5.800		12/01/2038	1,012,150
5,000,000	OH GO	5.000		03/15/2036	5,695,000
1,350,000	OH Higher Educational Facility Commission (Menorah Park)	5.250		01/01/2038	1,421,185
1,235,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300		02/15/2024	1,223,008
5,860,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400		02/15/2034	5,724,634

62          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Ohio (Continued)
$4,065,000	Portage County, OH Port Authority (Northeast Ohio Medical University)	5.000%	12/01/2037	$4,269,470
325,375	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400	11/01/2036	325,382

				95,940,875

Oklahoma—0.2%
3,070,000	Carter County, OK Independent School District No. 19 Ardmore Public Facilities Authority	5.000	09/01/2032	3,700,179

Oregon—0.0%
240,000	OR Facilities Authority (Concordia University)[6]	6.125	09/01/2030	251,016
500,000	OR Facilities Authority (Concordia University)	6.375	09/01/2040	527,635
25,000	Umatilla County, OR Hospital Facility Authority (Catholic Health Initiatives)	5.000	05/01/2032	25,459

				804,110

Pennsylvania—6.4%
2,825,000	Allegheny County, PA HDA (Allegheny Health Network)	5.000	04/01/2036	3,348,190
1,600,000	Berks County, PA IDA (THlth/RHosp/BHospital/ CHH/JH/PHospital/PottsH Obligated Group)	5.000	11/01/2047	1,841,296
5,000,000	Bethlehem, PA Area School District	5.000	08/01/2033	5,867,600
1,425,000	Delaware County, PA Authority (Neumann University)	5.000	10/01/2031	1,598,095
2,305,000	Delaware County, PA Authority (Neumann University)	5.000	10/01/2035	2,552,188
65,000	Luzerne County, PA IDA	7.500	12/15/2019	66,496
500,000	Luzerne County, PA IDA	7.750	12/15/2027	511,965
1,250,000	PA Commonwealth Financing Authority	5.000	06/01/2030	1,541,000
3,000,000	PA Commonwealth Financing Authority	5.000	06/01/2032	3,659,670
2,000,000	PA Commonwealth Financing Authority	5.000	06/01/2033	2,431,840
1,760,000	PA Commonwealth Financing Authority	5.000	06/01/2034	2,130,023
3,000,000	PA Commonwealth Financing Authority	5.000	06/01/2035	3,614,580
5,000,000	PA GO	4.000	04/01/2032	5,338,200
12,500,000	PA GO	4.000	03/01/2035	13,962,625
4,175,000	PA GO	4.000	03/01/2036	4,678,213
10,000,000	PA GO	5.000	03/01/2032	12,400,300
2,605,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2025	2,836,637
3,000,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2030	3,236,130
5,000,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2031	5,381,650
5,000,000	PA State Public School Building Authority (Philadelphia School District)	5.000	06/01/2032	5,901,650
5,000,000	PA State Public School Building Authority (Philadelphia School District)	5.000	06/01/2033	5,885,250
3,000,000	PA Turnpike Commission	4.000	12/01/2049	3,261,300

63          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$5,000,000	PA Turnpike Commission	5.000%		06/01/2030	$5,855,900
5,125,000	PA Turnpike Commission	5.000		12/01/2040	5,997,736
7,750,000	PA Turnpike Commission	5.000		06/01/2042	8,960,085
7,000,000	PA Turnpike Commission	5.000		12/01/2048	8,317,120
1,500,000	PA Turnpike Commission	6.375	[1]	12/01/2038	1,941,720
685,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[3]	6.125		03/15/2043	685,000
1,000,000	Philadelphia, PA Gas Works	5.000		08/01/2036	1,190,290
1,000,000	Philadelphia, PA School District	5.000		09/01/2032	1,174,530
4,000,000	Pottsville, PA Hospital Authority (LVHN/LVlyH/ LVHM/SRehC/SRMC/NPHC/SMCSJS/PMCtr/PHSys Obligated Group)	5.000		07/01/2041	4,603,680
280,000	Reading, PA School District	5.000		03/01/2035	331,506
255,000	Reading, PA School District	5.000		03/01/2036	300,992
1,000,000	Scranton, PA School District	5.000		12/01/2029	1,215,310
1,305,000	Scranton, PA School District	5.000		12/01/2030	1,575,996
890,000	Scranton, PA School District	5.000		12/01/2032	1,069,415
710,000	Scranton, PA School District	5.000		12/01/2033	852,085

					136,116,263

Rhode Island—0.3%
4,915,000	Central Falls, RI Detention Facility[2]	7.250		07/15/2035	884,700
20,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)	6.500		04/01/2027	20,114
4,695,000	RI Tobacco Settlement Financing Corp. (TASC)	5.000		06/01/2040	5,146,189

					6,051,003

South Carolina—0.8%
4,467,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)[3]	6.200		11/01/2036	3,972,726
544,493	SC Connector 2000 Assoc. Toll Road, Series B	2.744	[4]	01/01/2020	529,290
5,991,316	SC Connector 2000 Assoc. Toll Road, Series B	3.158	[4]	01/01/2021	5,444,668
10,506,817	SC Connector 2000 Assoc. Toll Road, Series B	3.747	[4]	01/01/2026	6,793,498

					16,740,182

South Dakota—0.1%
1,500,000	SD Educational Enhancement Funding Corp. Tobacco Settlement	5.000		06/01/2027	1,663,140

Tennessee—1.2%
10,000	Citizens, TN Gas Utility District	5.000		05/01/2035	10,027
2,000,000	Greeneville, TN H&EFB (Ballad Health)	5.000		07/01/2035	2,387,700
3,000,000	Greeneville, TN H&EFB (Ballad Health)	5.000		07/01/2036	3,574,830
3,000,000	Greeneville, TN H&EFB (Ballad Health)	5.000		07/01/2037	3,545,760
500,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)	5.000		11/01/2027	537,920
7,000,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Vanderbilt University Medical Center)	5.000		07/01/2046	8,028,860

64          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Tennessee (Continued)
$200,000	Nashville, TN Metropolitan Development & Hsg. Agency (Fifth & Broadway Devel. District)	5.125%	06/01/2036	$218,300
5,665,000	TN Energy Acquisition Gas Corp.	5.000	02/01/2027	6,747,468
				25,050,865

Texas—3.2%
5,000	Alamo, TX Community College District	4.500	08/15/2033	5,014
885,000	Arlington, TX Higher Education Finance Corp. (UMEP)	5.000	08/15/2038	927,931
1,300,000	Arlington, TX Higher Education Finance Corp. (Winfree Academy Charter School)	5.750	08/15/2043	1,381,458
85,000	Cuero, TX Independent School District	4.000	08/15/2033	85,170
1,100,000	Dallas County, TX Flood Control District	5.000	04/01/2032	1,167,793
4,282,000	Escondido, TX Public Improvement District (Horseshoe Bay)	7.250	10/01/2033	4,284,869
140,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	6.500	05/15/2031	152,757
160,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	6.500	05/15/2031	174,579
250,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000	08/15/2036	255,045
250,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000	08/15/2041	254,612
10,000,000	Houston, TX Independent School District	5.000	02/15/2042	11,887,800
30,000	Huntsville, TX GO COP	5.000	08/15/2032	30,099
7,465,000	Irving, TX Hotel Occupancy	5.500	08/15/2038	7,475,675
2,000,000	Montgomery County, TX Toll Road Authority	5.000	09/15/2043	2,214,260
2,500,000	Montgomery County, TX Toll Road Authority	5.000	09/15/2048	2,759,925
250,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Women’s University-COHF- Collegiate Hsg. Denton)	5.000	07/01/2048	286,388
850,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Women’s University-COHF- Collegiate Hsg. Denton)	5.000	07/01/2058	958,860
150,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)	5.000	07/01/2031	176,884
750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)	5.000	07/01/2046	850,103
750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)	5.000	07/01/2051	847,110
355,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University - Collegiate Hsg. Corpus Christi II)	5.000	04/01/2036	363,048
1,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University - Collegiate Hsg. San Antonio I)	5.000	04/01/2036	1,066,370

65          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Texas (Continued)
$555,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	5.875%		04/01/2036	$610,350
780,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	6.000		04/01/2045	856,315
10,000,000	North TX Tollway Authority	5.000		01/01/2043	11,725,500
150,000	North TX Tollway Authority	5.250		01/01/2044	150,242
10,000,000	Northwest, TX Independent School District	5.000		02/15/2045	11,472,200
110,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.750		09/01/2027	110,011
485,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	6.000		09/01/2033	485,019
4,185,000	TX Municipal Gas Acquisition & Supply Corp.	6.250		12/15/2026	4,904,109
170,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)	6.250		09/01/2036	170,226
1,085,000	TX Public Finance Authority Charter School Finance Corp. (New Frontiers School)	5.800		08/15/2040	1,113,058
					69,202,780

Utah—0.6%
10,000,000	Murray City, UT Hospital (IHC Health Services)	1.460	[9]	05/15/2036	10,000,000
1,110,000	UT Charter School Finance Authority (Merit Preparatory Academy)	5.375		06/15/2049	1,127,249
720,000	UT Charter School Finance Authority (Utah Charter Academies)	5.000		10/15/2038	840,449
275,000	Utah County, UT Charter School (Renaissance Academy)	5.625		07/15/2037	275,234
					12,242,932

Vermont—0.0%
350,000	Burlington, VT GO	5.000		11/01/2027	387,051
445,000	Burlington, VT GO	5.000		11/01/2032	489,998
					877,049

Virginia—0.7%
376,000	Celebrate, VA North CDA Special Assessment[2,3]	6.750		03/01/2034	225,600
8,950,000	Chesapeake Bay, VA Bridge & Tunnel District	5.000		07/01/2041	10,538,446
585,000	VA College Building Authority Educational Facilities (Regent University)	5.000		06/01/2036	585,088
950,000	VA College Building Authority Educational Facilities (University of Richmond)	5.000		06/01/2026	950,408
990,000	VA College Building Authority Educational Facilities (University of Richmond)	5.000		06/01/2029	990,287

66          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Virginia (Continued)
$715,000	Virginia Beach, VA Devel. Authority (Westminster- Canterbury on Chesapeake Bay)	5.000%		09/01/2036	$830,673
					14,120,502

Washington—0.3%
5,000	Chelan County, WA Public Utility District No. 1	5.000		07/01/2034	5,015
1,680,000	Cowlitz County, WA School District No. 458	4.000		12/01/2038	1,886,186
70,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600		03/01/2028	70,060
1,655,642	Tacoma, WA Consolidated Local Improvements District No. 65	5.750		04/01/2043	1,663,573
2,250,000	WA Health Care Facilities Authority (Virginia Mason Medical Center)	5.000		08/15/2031	2,633,827
					6,258,661

West Virginia—0.2%
1,960,000	Brooke County, WV (Bethany College)	6.500		10/01/2031	1,984,990
1,885,000	Brooke County, WV (Bethany College)	6.750		10/01/2037	1,909,241
					3,894,231

Wisconsin—1.4%
1,475,000	WI Center District, Series A	5.000		12/15/2029	1,636,527
20,000,000	WI H&EFA (Ascension Health Credit Group)[5]	4.000		11/15/2034	21,956,300
100,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.181	[4]	10/01/2042	50,440
465,000	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000		10/01/2042	473,533
200,000	WI Public Finance Authority (Las Ventanas Retirement Community)[3]	36.060	[4]	10/01/2042	4,120
310,000	WI Public Finance Authority (North Carolina Leadership Academy)	5.000		06/15/2039	328,349
650,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)	7.125		07/01/2042	650,527
435,000	WI Public Finance Authority (Traders Point Christian Schools)	5.375		06/01/2044	448,842
540,000	WI Public Finance Authority (Traders Point Christian Schools)	5.500		06/01/2054	556,222
420,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	5.750		07/15/2032	445,918
350,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	6.000		07/15/2042	370,303
900,000	WI Public Finance Authority Student Hsg. (Appalachian State University)	5.000		07/01/2036	1,066,932
1,275,000	WI Public Finance Authority Student Hsg. (Appalachian State University)	5.000		07/01/2054	1,470,100
1,400,000	WI Public Finance Authority Student Hsg. (Appalachian State University)	5.000		07/01/2058	1,574,636
					31,032,749

67          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions—10.6%
$10,000,000	Employees Retirement System of the Government of the Commonwealth of Puerto Rico[2]	6.450%	07/01/2055	$4,625,000
1,885,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2029	1,917,987
5,880,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2042	5,953,500
5,400,000	Puerto Rico Aqueduct & Sewer Authority	5.750	07/01/2037	5,548,500
10,090,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2047	10,392,700
4,515,000	Puerto Rico Commonwealth GO2	5.000	07/01/2020	3,341,100
2,610,000	Puerto Rico Commonwealth GO2	5.000	07/01/2023	1,931,400
5,000	Puerto Rico Commonwealth GO, AGC	5.000	07/01/2034	5,105
3,000,000	Puerto Rico Commonwealth GO2	5.125	07/01/2028	2,220,000
3,000,000	Puerto Rico Commonwealth GO2	5.250	07/01/2023	1,871,250
4,020,000	Puerto Rico Commonwealth GO2	5.250	07/01/2030	2,984,850
1,250,000	Puerto Rico Commonwealth GO2	5.375	07/01/2030	904,687
500,000	Puerto Rico Commonwealth GO, NPFGC	5.500	07/01/2021	517,215
6,645,000	Puerto Rico Commonwealth GO2	5.500	07/01/2026	4,144,819
8,225,000	Puerto Rico Commonwealth GO2	5.500	07/01/2039	5,130,344
4,000,000	Puerto Rico Commonwealth GO2	5.625	07/01/2033	2,895,000
5,000,000	Puerto Rico Commonwealth GO2	5.750	07/01/2028	3,118,750
9,000,000	Puerto Rico Commonwealth GO2	5.750	07/01/2036	6,513,750
3,335,000	Puerto Rico Commonwealth GO2	5.750	07/01/2041	2,413,706
1,365,000	Puerto Rico Commonwealth GO, NPFGC	6.000	07/01/2027	1,398,593
4,895,000	Puerto Rico Commonwealth GO2	6.000	07/01/2029	3,542,756
2,000,000	Puerto Rico Commonwealth GO2	6.000	07/01/2039	1,480,000
10,000,000	Puerto Rico Commonwealth GO2	6.000	07/01/2039	7,462,500
3,000,000	Puerto Rico Commonwealth GO2	6.000	07/01/2040	2,171,250
5,000,000	Puerto Rico Commonwealth GO2	6.500	07/01/2037	3,731,250
500,000	Puerto Rico Electric Power Authority, Series A-4[2]	10.000	07/01/2019	432,500
2,830,000	Puerto Rico Electric Power Authority, Series AAA[2]	5.250	07/01/2028	2,157,875
500,000	Puerto Rico Electric Power Authority, Series B-4[2]	10.000	07/01/2019	432,500
1,850,000	Puerto Rico Electric Power Authority, Series CCC[2]	5.000	07/01/2022	1,406,000
2,500,000	Puerto Rico Electric Power Authority, Series CCC[2]	5.000	07/01/2028	1,900,000
500,000	Puerto Rico Electric Power Authority, Series E-1[2]	10.000	01/01/2021	433,750
500,000	Puerto Rico Electric Power Authority, Series E-2[2]	10.000	07/01/2021	433,750
295,000	Puerto Rico Electric Power Authority, Series NN2	5.500	07/01/2020	226,781
30,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2023	30,352
260,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2024	262,938
4,000,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2025	4,043,560
1,690,000	Puerto Rico Electric Power Authority, Series VV, NPFGC	5.250	07/01/2025	1,794,205
1,500,000	Puerto Rico Electric Power Authority, Series VV2	5.500	07/01/2020	1,153,125
1,985,000	Puerto Rico Electric Power Authority, Series WW2	5.250	07/01/2025	1,513,562
2,750,000	Puerto Rico Electric Power Authority, Series WW2	5.375	07/01/2023	2,107,187
1,670,000	Puerto Rico Electric Power Authority, Series XX2	5.250	07/01/2040	1,273,375
410,000	Puerto Rico Electric Power Authority, Series ZZ2	5.250	07/01/2022	312,625
405,000	Puerto Rico Electric Power Authority, Series ZZ2	5.250	07/01/2025	308,812

68          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$40,000	Puerto Rico Highway & Transportation Authority, FGIC[10]	5.000%		07/01/2022	$33,100
20,000	Puerto Rico Highway & Transportation Authority, NPFGC	5.000		07/01/2033	20,004
10,000	Puerto Rico Highway & Transportation Authority, AGC	5.000		07/01/2035	10,202
3,500,000	Puerto Rico Highway & Transportation Authority, Series M2	5.000		07/01/2046	1,233,750
65,000	Puerto Rico Infrastructure[2]	5.000		07/01/2041	14,787
850,000	Puerto Rico Infrastructure, FGIC[10]	5.500		07/01/2024	707,625
8,000,000	Puerto Rico Infrastructure, FGIC[10]	7.072	[4]	07/01/2030	3,433,520
750,000	Puerto Rico Infrastructure Financing Authority, FGIC[10]	5.500		07/01/2028	624,375
8,695,000	Puerto Rico Infrastructure Financing Authority, FGIC[10]	6.065	[4]	07/01/2031	3,557,994
1,520,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)	5.625		07/01/2022	1,371,800
1,230,000	Puerto Rico ITEMECF (Polytechnic University), ACA	5.000		08/01/2032	1,232,239
190,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2022	186,200
3,300,000	Puerto Rico Public Buildings Authority[2]	5.000		07/01/2032	2,755,500
240,000	Puerto Rico Public Buildings Authority[2]	5.250		07/01/2042	174,600
4,940,000	Puerto Rico Public Buildings Authority[2]	5.375		07/01/2033	4,149,600
10,000,000	Puerto Rico Public Buildings Authority, NPFGC	6.000		07/01/2028	10,181,100
8,575,000	Puerto Rico Public Buildings Authority[2]	6.250		07/01/2026	7,245,875
1,910,000	Puerto Rico Public Buildings Authority, AMBAC	10.000	[9]	07/01/2035	2,030,540
5,615,000	Puerto Rico Public Finance Corp., Series B2	5.500		08/01/2031	336,900
4,175,243	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.233	[4]	08/01/2044	3,037,489
1,374,909	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.317	[4]	08/01/2044	189,050
3,043,000	Puerto Rico Sales Tax Financing Corp., Series A	4.839	[4]	07/01/2031	1,917,120
3,425,000	Puerto Rico Sales Tax Financing Corp., Series A	5.090	[4]	07/01/2033	1,925,467
1,270,000	Puerto Rico Sales Tax Financing Corp., Series A-1	3.973	[4]	07/01/2024	1,089,406
2,423,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.259	[4]	07/01/2027	1,863,287
3,009,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.550		07/01/2040	3,018,328
2,362,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.560	[4]	07/01/2029	1,663,344
9,315,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.750		07/01/2053	9,131,495
14,288,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.000		07/01/2058	14,323,006
32,588,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.894	[4]	07/01/2046	7,527,828
26,547,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.951	[4]	07/01/2051	4,525,202
20,898,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.550		07/01/2040	20,114,743
387,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.750		07/01/2053	364,268
5,172,000	Puerto Rico Sales Tax Financing Corp., Series A-2	5.000		07/01/2058	4,971,585
1,305,000	University of Puerto Rico, Series P	5.000		06/01/2026	1,288,688
900,000	University of Puerto Rico, Series P	5.000		06/01/2030	875,250
150,000	University of Puerto Rico, Series Q	5.000		06/01/2036	144,375

69          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$1,480,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000%	10/01/2032	$1,610,832
1,080,000	V.I. Public Finance Authority, Series A	5.000	10/01/2032	1,175,472

				226,494,855

Total Investments, at Value (Cost $2,164,507,498)—100.6%				2,153,160,946
Net Other Assets (Liabilities)—(0.6)				(13,875,069)

Net Assets—100.0%				$2,139,285,877

Footnotes to Schedule of Investments

1. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

2. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

3. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

7. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

8. Interest or dividend is paid-in-kind, when applicable.

9. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

10. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

To simplify the listings of securities, abbreviations are used per the table below:

ACA	American Capital Access
AcadM&S	Academy of Mathematics & Science
AGC	Assured Guaranty Corp.
AMBAC	AMBAC Indemnity Corp.
AM&S	Academies of Math & Science
AM&SS	Academies of Math & Science South
ASchH	Advantage School of Hillsborough
AWCC	American Water Capital Corp.
BHospital	Brandywine Hospital
CAM&S	Channelside Academy of Math & Science
CAMS	Channelside Academy Middle School
CDA	Communities Devel. Authority
CHF	City Hospital Foundation
CHH	Chestnut Hill Hospital
COFINA	Corporación del Fondo de Interés Apremiante

70          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

COHF	Collegiate Housing Foundation
COP	Certificates of Participation
DA	Dormitory Authority
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
ELGS	Evangelical Lutheran Good Samaritan
ELGSF	Evangelical Lutheran Good Samaritan Foundation
ELGSS	Evangelical Lutheran Good Samaritan Society
FCommH	Fayette Community Hospital
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
GSH	Good Samaritan Hospital
GSHI	Good Samaritan of Indiana
GSHPS	Good Samaritan Hospital Physicians Services
GSSH	Good Samaritan Society HCBS
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HDA	Hospital Devel. Authority
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
HFHS	Henry Ford Health System
HFMHCT	Henry Ford Macomb Hospital Corp.-Clinton Township
HFWH	Henry Ford Wyandotte Hospital
HHH&H	Healthalliance Home Health and Hospital
HHsop	Healthalliance Hospital
IAS	Independence Academy of Schools
IDA	Industrial Devel. Agency
IHC	Intermountain Health Care
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JH	Jennersville Hospital
KAWC	Kentucky American Water Company
LVHM	Lehigh Valley Hospital-Muhlenberg
LVHN	Lehigh Valley Health Network
LVlyH	Lehigh Valley Hospital
M&SSA	Math & Science Success Academy
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MSSA	Math & Science Success Academy
MTA	Metropolitan Transportation Authority
NCCD	National Campus and Community Development
NCCU	North Carolina Central University
NPFGC	National Public Finance Guarantee Corp.
NPHC	Northeastern Pennsylvania Health Corp.
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PARMC	Piedmont Athens Regional Medical Center
PAS	Presence Ambulatory Services
PBH	Presence Behavioral Health
PC&SHN	Presence Central & Suburban Hospitals Network

71          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

PCHN	Presence Chicago Hospitals Network
PClinic	Piedmont Clinic
PCTC	Presence Care Transformation Corp.
PHC	Piedmont Healthcare
PHCr	Presence Home Care
PHFBT	Presence Health Food Foundation Board of Trustees
PHHosp	Piedmont Henry Hospital
PHI	Piedmont Heart Institute
PHIP	Piedmont Heart Institute Physicians
PHlthCF	Piedmont Healthcare Foundation
PHN	Presence Health Network
PHosp	Piedmont Hospital
PHospital	Phoenixville Hospital
PHSys	Pocono Health System
PLC	Presence Life Connections
PMCC	Piedmont Medical Care Corp.
PMCtr	Pocono Medical Center
PMSH	Piedmont Mountainside Hospital
PNH	Piedmont Newnan Hospital
PNHosp	Piedmont Newton Hospital
PottsH	Pottstown Hospital
PSSC	Presence Senior Services - Chicagoland
RHosp	Reading Hospital
SBH	Sutter Bay Hospitals
SBMF	Sutter Bay Medical Foundation
SCHosp	Sutter Coast Hospital
SEBH	Sutter East Bay Hospitals
SHlth	Sutter Health
SHN	Sanford Health Network
SMCSJS	Schuylkill Medical Center South Jackson Street
SRehC	Simpson Retirement Communities
SRMC	Schuylkill Regional Medical Center
SVlyH	Sutter Valley Hospitals
SVMF	Sutter Valley Medical Foundation
SVNA&H	Sutter Visiting Nurse Association & Hospice
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
THlth	Tower Health
UCR	University of California Riverside
UMEP	UME Preparatory Academy
UMHC	UMass Memorial Health Care
UMMC	UMass Memorial Medical Center
V.I.	United States Virgin Islands
WAFMH	W A Foote Memorial Hospital

See accompanying Notes to Financial Statements.

72          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES

	August 31, 2019 (Unaudited)	July 31, 2019
Assets
Investments, at value (cost $2,206,823,950 (Unaudited) and $2,164,507,498)—see accompanying schedule of investments	$2,240,265,275	$2,153,160,946
Cash	9,508,827	19,801,947
Receivables and other assets:
Interest	23,178,183	19,777,454
Investments sold	5,458,464	37,488,073
Shares of beneficial interest sold	3,174,657	1,324,520
Other	665,639	748,216
Total assets	2,282,251,045	2,232,301,156

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued	86,310,000	86,310,000
Investments purchased	1,941,514	2,191,700
Shares of beneficial interest redeemed	1,767,565	1,140,223
Dividends	936,594	1,484,750
Distribution and service plan fees	517,265	512,790
Transfer and shareholder servicing agent fees	298,445	234,097
Trustees’ compensation	225,468	219,278
Advisory fees	47,717	819,792
Shareholder communications	19,413	14,500
Administration fees	1,687	74
Other	94,563	88,075
Total liabilities	92,160,231	93,015,279

Net Assets	$2,190,090,814	$2,139,285,877

Composition of Net Assets

Shares of beneficial interest	$2,329,165,014	$2,321,273,732
Total accumulated loss	(139,074,200)	(181,987,855)
Net Assets	$2,190,090,814	$2,139,285,877

73          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

	August 31, 2019 (Unaudited)	July 31, 2019
Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $1,421,689,972 and 185,879,497 at August 31, 2019 (Unaudited) and $1,378,279,066 and 183,814,273 at July 31, 2019)	$7.65	$7.50

Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$7.99	$7.83

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding of $255,168,220 and 33,649,176 at August 31, 2019 (Unaudited) and $258,540,143 and 34,775,943 at July 31, 2019)	$7.58	$7.43

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $513,222,310 and 67,326,635 at August 31, 2019 (Unaudited) and $502,456,559 and 67,233,929 at July 31, 2019)	$7.62	$7.47

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $10,312 and 1,348 at August 31, 2019 (Unaudited) and $10,109 and 1,348 at July 31, 2019)	$7.65	$7.50

See accompanying Notes to Financial Statements.

74        INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF

OPERATIONS

	One Month Ended August 31, 2019 (Unaudited)	July 31, 2019
Investment Income
Interest	$7,354,379	$95,682,541
Expenses
Advisory fees	734,748	8,215,835
Administration fees	25,974	25,145
Distribution and service plan fees:
Class A	285,752	2,814,755
Class C	220,438	3,275,436
Transfer and shareholder servicing agent fees:
Class A	79,553	1,100,295
Class C	14,769	310,183
Class Y	29,008	427,344
Class R6	—	1
Shareholder communications:
Class A	3,169	28,085
Class C	589	9,836
Class Y	1,155	12,420
Interest expense and fees on short-term floating rate notes issued	136,561	2,059,305
Borrowing fees	103,565	1,824,380
Trustees’ compensation	2,439	28,393
Custodian fees and expenses	907	16,777
Interest expense on borrowings	—	571,725
Other	10,118	613,808
Total expenses	1,648,745	21,333,723
Net Investment Income	5,705,634	74,348,818
Realized and Unrealized Gain (Loss)
Net realized loss on investment transactions	(1,619,675)	(41,164,578)
Net change in unrealized appreciation/(depreciation) on investment transactions	44,787,877	142,356,195
Net Increase in Net Assets Resulting from Operations	$48,873,836	$175,540,435

See accompanying Notes to Financial Statements.

75          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$5,705,634	$74,348,818	$77,696,450
Net realized loss	(1,619,675)	(41,164,578)	(40,312,223)
Net change in unrealized appreciation/(depreciation)	44,787,877	142,356,195	53,567,470
Net increase in net assets resulting from operations	48,873,836	175,540,435	90,951,697

Dividends and/or Distributions to Shareholders[1]
Distributions to shareholders from distributable earnings:
Class A	(3,879,551)	(42,820,041)	(47,432,728)
Class B	—	—	(49,785)
Class C	(558,373)	(9,512,120)	(12,118,825)
Class Y	(1,522,226)	(17,750,977)	(18,051,346)
Class R6	(31)	(72)	—
Total distributions from distributable earnings	(5,960,181)	(70,083,210)	(77,652,684)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	15,752,341	170,266,969	(112,310,772)
Class B	—	—	(2,790,015)
Class C	(8,535,735)	(104,038,611)	(37,057,510)
Class Y	674,676	49,562,422	(14,108,372)
Class R6	—	10,000	—
Total beneficial interest transactions	7,891,282	115,800,780	(166,266,669)

Net Assets
Total increase (decrease)	50,804,937	221,258,005	(152,967,656)
Beginning of period	2,139,285,877	1,918,027,872	2,070,995,528
End of period	$2,190,090,814	$2,139,285,877	$1,918,027,872

1. The Securities Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended July 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements.

76          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$7.50	$7.12	$7.05	$7.12	$6.76	$6.84
Income (loss) from investment operations:
Net investment income[1]	0.02	0.28	0.29	0.31	0.37	0.42
Net realized and unrealized gain (loss)	0.15	0.36	0.07	(0.03)	0.40	(0.08)
Total from investment operations	0.17	0.64	0.36	0.28	0.77	0.34
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.26)	(0.29)	(0.35)	(0.41)	(0.42)
Net asset value, end of period	$7.65	$7.50	$7.12	$7.05	$7.12	$6.76

Total Return, at Net Asset Value[2]	2.28%	9.22%	5.24%	4.08%	11.70%	4.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,421,690	$1,378,279	$1,144,325	$1,248,082	$1,325,385	$1,237,668
Average net assets (in thousands)	$1,403,626	$1,178,409	$1,148,172	$1,254,247	$1,282,545	$1,306,597
Ratios to average net assets:[3]
Net investment income	3.13%	3.86%	4.15%	4.48%	5.30%	6.04%
Expenses excluding specific expenses listed below	0.73%	0.80%	0.87%	0.83%	0.82%	0.87%
Interest and fees from borrowings	0.06%	0.12%	0.13%	0.10%	0.06%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.07%	0.10%	0.03%	0.09%	0.06%	0.08%
Total expenses	0.86%	1.02%	1.03%	1.02%	0.94%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	1.02%	1.03%	1.02%	0.94%	1.04%
Portfolio turnover rate[5]	0%[6]	27%	20%	25%	16%	9%

77          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

6. Less than 0.05%.

See accompanying Notes to Financial Statements.

78        INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Class C	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$7.43	$7.06	$6.99	$7.07	$6.71	$6.80
Income (loss) from investment operations:
Net investment income[1]	0.02	0.22	0.23	0.26	0.31	0.37
Net realized and unrealized gain (loss)	0.15	0.36	0.07	(0.04)	0.41	(0.10)
Total from investment operations	0.17	0.58	0.30	0.22	0.72	0.27
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.21)	(0.23)	(0.30)	(0.36)	(0.36)
Net asset value, end of period	$7.58	$7.43	$7.06	$6.99	$7.07	$6.71

Total Return, at Net Asset Value[2]	2.24%	8.34%	4.49%	3.19%	10.96%	3.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$255,168	$258,540	$345,676	$380,460	$427,045	$373,089
Average net assets (in thousands)	$260,182	$327,344	$355,591	$398,492	$401,140	$379,042
Ratios to average net assets:[3]
Net investment income	2.37%	3.10%	3.38%	3.73%	4.54%	5.30%
Expenses excluding specific expenses listed below	1.49%	1.56%	1.64%	1.59%	1.57%	1.63%
Interest and fees from borrowings	0.06%	0.12%	0.13%	0.10%	0.06%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.07%	0.10%	0.03%	0.09%	0.06%	0.08%
Total expenses	1.62%	1.78%	1.80%	1.78%	1.69%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.62%	1.78%	1.80%	1.78%	1.69%	1.80%
Portfolio turnover rate[5]	0%[6]	27%	20%	25%	16%	9%

79          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

6. Less than 0.05%.

See accompanying Notes to Financial Statements.

80        INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Class Y	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$7.47	$7.09	$7.03	$7.10	$6.74	$6.82
Income (loss) from investment operations:
Net investment income[1]	0.02	0.29	0.30	0.32	0.38	0.44
Net realized and unrealized gain (loss)	0.15	0.37	0.06	(0.03)	0.41	(0.09)
Total from investment operations	0.17	0.66	0.36	0.29	0.79	0.35
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.28)	(0.30)	(0.36)	(0.43)	(0.43)
Net asset value, end of period	$7.62	$7.47	$7.09	$7.03	$7.10	$6.74

Total Return, at Net Asset Value[2]	2.31%	9.52%	5.36%	4.34%	12.00%	5.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$513,222	$502,457	$428,027	$439,608	$438,950	$276,260
Average net assets (in thousands)	$511,198	$456,813	$412,019	$398,935	$394,361	$294,301
Ratios to average net assets:[3]
Net investment income	3.37%	4.10%	4.39%	4.65%	5.51%	6.30%
Expenses excluding specific expenses listed below	0.49%	0.56%	0.63%	0.59%	0.58%	0.63%
Interest and fees from borrowings	0.06%	0.12%	0.13%	0.10%	0.06%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.07%	0.10%	0.03%	0.09%	0.06%	0.08%
Total expenses	0.62%	0.78%	0.79%	0.78%	0.70%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.62%	0.78%	0.79%	0.78%	0.70%	0.80%
Portfolio turnover rate[5]	0%[6]	27%	20%	25%	16%	9%

81          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

6. Less than 0.05%.

See accompanying Notes to Financial Statements.

82        INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Class R6	One Month Ended August 31, 2019 (Unaudited)	Period Ended July 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$7.50	$7.42
Income (loss) from investment operations:
Net investment income[2]	0.02	0.06
Net realized and unrealized gain	0.15	0.07
Total from investment operations	0.17	0.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.05)
Net asset value, end of period	$7.65	$7.50

Total Return, at Net Asset Value[3]	2.30%	1.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$10
Average net assets (in thousands)	$10	$10
Ratios to average net assets:[4]
Net investment income	3.44%	4.16%
Expenses excluding specific expenses listed below	0.42%	0.50%
Interest and fees from borrowings	0.06%	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.10%
Total expenses	0.55%	0.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.55%	0.72%
Portfolio turnover rate[6]	0%[7]	27%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

7. Less than 0.05%.

See accompanying Notes to Financial Statements.

83          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2019 (Unaudited) and July 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Rochester AMT-Free Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Rochester AMT-Free Municipal Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R6 shares commenced operations on the Reorganization Date.

Effective August 31, 2019, the Fund changed its fiscal year end from July 31 to February 28.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y, and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

84          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are

85          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table for the fiscal year ended July 31, 2019, represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$65,269,035	$—	$212,345,970	$33,196,490

86          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

1. At period end, the Fund had $212,345,970 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $12,340,869 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period ended July 31, 2019. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Loss

$11,428,669	$11,428,669

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2019	Year Ended July 31, 2018

Distributions paid from:
Exempt-interest dividends	$68,778,452	$75,836,788
Ordinary income	1,304,758	1,815,896

Total	$70,083,210	$77,652,684

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

	One Month Ended August 31, 2019 (Unaudited)		Year Ended July 31, 2019

Federal tax cost of securities	$2,121,976,949	[1]	$2,101,559,389[1]

Gross unrealized appreciation	$189,923,110		$158,214,064
Gross unrealized depreciation	(156,481,785)		(191,410,554)

Net unrealized appreciation/(depreciation)	$33,441,325		$(33,196,490)

1. The Federal tax cost of securities does not include cost of $84,847,001 and $84,798,047, for the one month

87          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

ended August 31, 2019 (Unaudited) and the year ended July 31, 2019, respectively, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Floating Rate Note Obligations note in Note 1.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

J.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which

88          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Payable for short-term floating rate notes issued” on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement

89          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of “Interest expense and fees on short-term floating rate notes issued” on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

90          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

K.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

The effective annualized advisory fees incurred by the Fund was 0.40% and 0.42% for the one month ended August 31, 2019 (Unaudited) and the year ended July 31, 2019, respectively.

From August 1, 2018 until the date of the Reorganization, the Acquired Fund paid $6,611,218 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with

91          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R6 shares to 0.84%, 1.59%, 0.59%, and 0.49%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

During the one month period ended August 31, 2019 (Unaudited) and the year ended July 31, 2019, the Adviser and OFI Global Asset Management, Inc. did not waive fees and/or reimburse the Fund or Acquired Fund, respectively, in relation to this arrangement.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the one month ended August 31, 2019 (Unaudited) and the year ended July 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the one month ended August 31, 2019 (Unaudited) and the year ended July 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily

92          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the one month ended August 31, 2019 (Unaudited) and the year ended July 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the one month ended August 31, 2019 (Unaudited), IDI advised the Fund that IDI retained $5,404 in front-end sales commissions from the sale of Class A shares and $890 from Class C shares for CDSC imposed on redemptions by shareholders. During the year ended July 31, 2019, IDI advised the Fund that IDI retained $23,225 in front-end sales commissions from the sale of Class A shares and $544 from Class C shares for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $79,666 in front–end sales commissions from the sale of Class A shares and $15,184 and $12,835 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may

93          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following is a summary of the tiered valuation input levels, as of August 31, 2019 (Unaudited).

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$125,766,509	$—	$125,766,509
Alaska	—	90,114	30,000	120,114
Arizona	—	45,466,083	341,550	45,807,633
Arkansas	—	—	1,222,750	1,222,750
California	—	226,481,027	—	226,481,027
Colorado	—	77,291,240	2,997,550	80,288,790
Connecticut	—	10,904,965	160,000	11,064,965
Delaware	—	2,703,135	—	2,703,135
District of Columbia	—	16,488,114	—	16,488,114
Florida	—	86,032,550	22,542,070	108,574,620
Georgia	—	33,508,765	—	33,508,765
Illinois	—	143,662,177	3,086,950	146,749,127
Indiana	—	34,599,949	—	34,599,949
Iowa	—	4,824,718	20,000	4,844,718
Kansas	—	1,335,701	—	1,335,701
Kentucky	—	52,586,341	169	52,586,510
Louisiana	—	36,719,680	—	36,719,680
Maine	—	7,690,460	—	7,690,460
Maryland	—	10,387,741	—	10,387,741
Massachusetts	—	29,607,671	—	29,607,671

94          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Municipal Bonds and Notes (Continued)
Michigan	$—	$82,323,759	$—	$82,323,759
Minnesota	—	7,551,520	—	7,551,520
Mississippi	—	12,399,832	—	12,399,832
Missouri	—	16,927,052	9,703,555	26,630,607
Montana	—	—	1,697,950	1,697,950
Nebraska	—	15,942,037	—	15,942,037
Nevada	—	10,268,306	—	10,268,306
New Hampshire	—	24,505,545	—	24,505,545
New Jersey	—	163,240,025	—	163,240,025
New Mexico	—	2,166,769	—	2,166,769
New York	—	224,217,097	—	224,217,097
North Carolina	—	6,234,450	—	6,234,450
Ohio	—	98,101,705	—	98,101,705
Oklahoma	—	3,782,823	—	3,782,823
Oregon	—	876,552	—	876,552
Pennsylvania	—	138,295,994	685,000	138,980,994
Rhode Island	—	6,167,954	—	6,167,954
South Carolina	—	12,918,507	4,034,461	16,952,968
South Dakota	—	1,673,325	—	1,673,325
Tennessee	—	27,292,422	—	27,292,422
Texas	—	90,666,469	—	90,666,469
Utah	—	12,276,296	—	12,276,296
Vermont	—	882,266	—	882,266
Virginia	—	14,127,454	225,600	14,353,054
Washington	—	6,372,539	—	6,372,539
West Virginia	—	3,908,035	—	3,908,035
Wisconsin	—	31,610,155	4,120	31,614,275
U.S. Possessions	—	232,637,722	—	232,637,722

Total Assets	$—	$2,193,513,550	$46,751,725	$2,240,265,275

The following is a summary of the tiered valuation input levels, as of July 31, 2019.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$123,919,694	$—	$123,919,694
Alaska	—	90,115	30,000	120,115
Arizona	—	48,270,515	341,550	48,612,065
Arkansas	—	—	1,222,750	1,222,750
California	—	201,806,993	—	201,806,993
Colorado	—	71,179,663	2,997,550	74,177,213
Connecticut	—	7,749,342	160,000	7,909,342
Delaware	—	2,702,594	—	2,702,594

95          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Municipal Bonds and Notes (Continued)
District of Columbia	$—	$15,892,348	$—	$15,892,348
Florida	—	86,112,860	25,120,693	111,233,553
Georgia	—	33,219,172	—	33,219,172
Illinois	—	139,933,720	3,713,750	143,647,470
Indiana	—	34,176,750	—	34,176,750
Iowa	—	4,754,855	20,000	4,774,855
Kansas	—	1,325,808	—	1,325,808
Kentucky	—	51,768,876	169	51,769,045
Louisiana	—	36,266,727	—	36,266,727
Maine	—	7,678,080	—	7,678,080
Maryland	—	10,239,434	—	10,239,434
Massachusetts	—	29,003,627	—	29,003,627
Michigan	—	79,255,889	—	79,255,889
Minnesota	—	6,335,859	—	6,335,859
Mississippi	—	12,154,005	—	12,154,005
Missouri	—	17,179,010	9,112,310	26,291,320
Montana	—	—	1,697,950	1,697,950
Nebraska	—	15,592,311	—	15,592,311
Nevada	—	10,015,816	—	10,015,816
New Hampshire	—	23,277,283	—	23,277,283
New Jersey	—	160,407,682	—	160,407,682
New Mexico	—	2,163,075	—	2,163,075
New York	—	220,011,545	—	220,011,545
North Carolina	—	6,070,200	—	6,070,200
Ohio	—	95,940,875	—	95,940,875
Oklahoma	—	3,700,179	—	3,700,179
Oregon	—	804,110	—	804,110
Pennsylvania	—	135,431,263	685,000	136,116,263
Rhode Island	—	6,051,003	—	6,051,003
South Carolina	—	12,767,456	3,972,726	16,740,182
South Dakota	—	1,663,140	—	1,663,140
Tennessee	—	25,050,865	—	25,050,865
Texas	—	69,202,780	—	69,202,780
Utah	—	12,242,932	—	12,242,932
Vermont	—	877,049	—	877,049
Virginia	—	13,894,902	225,600	14,120,502
Washington	—	6,258,661	—	6,258,661
West Virginia	—	3,894,231	—	3,894,231
Wisconsin	—	31,028,629	4,120	31,032,749
U.S. Possessions	—	226,494,855	—	226,494,855

Total Assets	$—	$2,103,856,778	$49,304,168	$2,153,160,946

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value for the one month reporting period ended August 31, 2019 (Unaudited):

96          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

		Value as of July 31, 2019	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska		$30,000	$—	$—	$—
Arizona		341,550	—	—	—
Arkansas		1,222,750	—	—	—
Colorado		2,997,550	—	—	—
Connecticut		160,000	—	—	—
Florida		25,120,693	(1,506,505)	1,355,978	1,720
Illinois		3,713,750	(529,540)	1,007,200	—
Iowa		20,000	—	—	—
Kentucky		169	—	—	—
Missouri		9,112,310	—	46,995	1,180
Montana		1,697,950	—	—	—
Pennsylvania		685,000	—	—	—
South Carolina		3,972,726	—	61,735	—
Virginia		225,600	—	—	—
Wisconsin		4,120	—	—	—

Total Assets		$49,304,168	$(2,036,045)	$2,471,908	$2,900

a. Included in net investment income.

					Value as of
			Transfers into	Transfers out of	August 31,
	Purchases	Sales	Level 3	Level 3	2019
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$—	$—	$—	$—	$30,000
Arizona	—	—	—	—	341,550
Arkansas	—	—	—	—	1,222,750
Colorado	—	—	—	—	2,997,550
Connecticut	—	—	—	—	160,000
Florida	—	(3,121,911)	692,095	—	22,542,070
Illinois	—	(1,104,460)	—	—	3,086,950
Iowa	—	—	—	—	20,000
Kentucky	—	—	—	—	169
Missouri	—	—	543,070	—	9,703,555
Montana	—	—	—	—	1,697,950
Pennsylvania	—	—	—	—	685,000
South Carolina	—	—	—	—	4,034,461
Virginia	—	—	—	—	225,600
Wisconsin	—	—	—	—	4,120

Total Assets	$—	$(4,226,371)	$1,235,165	$—	$46,751,725

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value for the year ended July 31, 2019:

97          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

		Value as of July 31, 2018	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska		$40,500	$—	$(10,500)	$—
Arizona		341,550	—	—	—
Arkansas		1,324,950	32,025	(1,575)	7,350
Colorado		350,000	2,076	(235,876)	(175,655)
Connecticut		—	—	—	—
Florida		31,249,705	(2,912,330)	5,222,433	—
Illinois		2,829,100	—	207,610	—
Iowa		27,000	—	(7,000)	—
Kentucky		—	—	65	(796)
Maryland		261,879	(539,466)	559,105	287
Missouri		4,419,010	—	(2,668,465)	6,363
Montana		1,522,300	—	225,925	(50,275)
Pennsylvania		—	—	184,656	—
South Carolina		4,144,830	15,768	(57,990)	3,118
Virginia		1,732,750	(1,380,963)	2,525,561	209
Wisconsin		4,120	—	—	—
Corporate Bond and Notes		3,693	83,638	(3,561)	—

Total Assets		$48,251,387	$(4,699,252)	$5,940,388	$(209,399)

a. Included in net investment income.

			Transfers into	Transfers out of	Value as of
	Purchases	Sales	Level 3	Level 3	July 31, 2019
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$—	$—	$—	$—	$30,000
Arizona	—	—	—	—	341,550
Arkansas	—	(140,000)	—	—	1,222,750
Colorado	—	(150,000)	3,207,005	—	2,997,550
Connecticut	—	—	160,000	—	160,000
Florida	456,349	(8,732,964)	—	(162,500)	25,120,693
Illinois	—	(211,000)	888,040	—	3,713,750
Iowa	—	—	—	—	20,000
Kentucky	—	—	900	—	169
Maryland	—	(281,805)	—	—	—
Missouri	—	(111,798)	7,467,200	—	9,112,310
Montana	—	—	—	—	1,697,950
Pennsylvania	—	—	500,344	—	685,000
South Carolina	—	(133,000)	—	—	3,972,726
Virginia	—	(2,651,957)	—	—	225,600
Wisconsin	—	—	—	—	4,120
Corporate Bond and Notes	—	(83,770)	—	—	—

Total Assets	$456,349	$(12,496,294)	$12,223,489	$(162,500)	$49,304,168

The total change in unrealized appreciation/depreciation included in the Statement of

98          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Operations attributable to Level 3 investments still held for the one month reporting period at August 31, 2019 (Unaudited):

Change in unrealized appreciation/ depreciation

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$—
Arkansas	—
Colorado	—
Florida	1,355,978
Illinois	108,500
Iowa	—
Kentucky	—
Missouri	46,995
Montana	—
Pennsylvania	—
South Carolina	61,735
Virginia	—

Total Assets	$1,573,208

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held for the fiscal period at July 31, 2019:

Change in unrealized appreciation/ depreciation

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$(10,500)
Arkansas	(1,575)
Colorado	(235,876)
Florida	3,291,428
Illinois	207,610
Iowa	(7,000)
Kentucky	65
Missouri	(2,668,465)
Montana	225,925
Pennsylvania	184,656
South Carolina	(57,990)
Virginia	(89)

Total Assets	$928,189

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 for the one month reporting period at August 31, 2019 (Unaudited):

99          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Value as of August 31, 2019	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$30,000	Pricing service	N/A	N/A	N/A (a)
Arizona	341,550	Pricing service	N/A	N/A	N/A (a)
Arkansas	1,222,750	Pricing service	N/A	N/A	N/A (a)
Colorado	2,997,550	Pricing service	N/A	N/A	N/A (a)
Connecticut	160,000	Pricing service	N/A	N/A	N/A (a)
Florida	22,542,070	Pricing service	N/A	N/A	N/A (a)
Illinois	3,086,950	Pricing service	N/A	N/A	N/A (a)
Iowa	20,000	Pricing service	N/A	N/A	N/A (a)
Kentucky	169	Pricing service	N/A	N/A	N/A (a)
Missouri	9,703,555	Pricing service	N/A	N/A	N/A (a)
Montana	1,697,950	Pricing service	N/A	N/A	N/A (a)
Pennsylvania	685,000	Pricing service	N/A	N/A	N/A (a)
South Carolina	4,034,461	Pricing service	N/A	N/A	N/A (a)
Virginia	225,600	Pricing service	N/A	N/A	N/A (a)
Wisconsin	4,120	Pricing service	N/A	N/A	N/A (a)
Total	$46,751,725

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 for the fiscal year reporting period at July 31, 2019:

	Value as of July 31, 2019	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$30,000	Pricing service	N/A	N/A	N/A (a)
Arizona	341,550	Pricing service	N/A	N/A	N/A (a)
Arkansas	1,222,750	Pricing service	N/A	N/A	N/A (a)
Colorado	2,997,550	Pricing service	N/A	N/A	N/A (a)
Connecticut	160,000	Pricing service	N/A	N/A	N/A (a)
Florida	25,120,693	Pricing service	N/A	N/A	N/A (a)
Illinois	3,713,750	Pricing service	N/A	N/A	N/A (a)
Iowa	20,000	Pricing service	N/A	N/A	N/A (a)
Kentucky	169	Pricing service	N/A	N/A	N/A (a)
Missouri	9,112,310	Pricing service	N/A	N/A	N/A (a)
Montana	1,697,950	Pricing service	N/A	N/A	N/A (a)
Pennsylvania	685,000	Pricing service	N/A	N/A	N/A (a)
South Carolina	3,972,726	Pricing service	N/A	N/A	N/A (a)
Virginia	225,600	Pricing service	N/A	N/A	N/A (a)
Wisconsin	4,120	Pricing service	N/A	N/A	N/A (a)
Total	$49,304,168

100          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

Note 4 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the one month reporting period ended August 31, 2019 (Unaudited), the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$4,765
Payments Made to Retired Trustees	—
Accumulated Liability as of August 31, 2019	87,566

During the reporting period end July 31, 2019, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	9,748
Accumulated Liability as of July 31, 2019	82,801

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 5 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in

101          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 6 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the one month period ended August 31, 2019 (Unaudited) was $52,692,827 and $8,598,064, respectively, and during the year ended July 31, 2019 was $561,360,387 and $557,120,043, respectively.

Note 7 - Share Information

Transactions in shares of beneficial interest were as follows:

		One Month Ended
		August 31, 2019
		(Unaudited)[1]	Year Ended July 31, 2019[2]		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	3,390,173	$25,829,291	50,178,815	$364,955,299	28,614,262	$197,436,443
Dividends and/or distributions reinvested	475,466	3,627,794	5,040,556	36,388,723	5,865,036	40,598,446
Redeemed	(1,800,415)	(13,704,744)	(32,194,363)	(231,077,053)	(50,725,907)	(350,345,661)

Net increase (decrease)	2,065,224	$15,752,341	23,025,008	$170,266,969	(16,246,609)	$(112,310,772)

Class B
Sold	—	$—	—	$—	4,087	$27,927
Dividends and/or distributions reinvested	—	—	—	—	7,194	49,217
Redeemed[3]	—	—	—	—	(418,049)	(2,867,159)

Net decrease	—	$—	—	$—	(406,768)	$(2,790,015)

Class C
Sold	205,451	$1,549,526	4,487,667	$32,043,254	6,385,881	$43,627,744
Dividends and/or distributions reinvested	65,073	492,600	1,106,864	7,903,014	1,458,898	10,011,281
Redeemed	(1,397,291)	(10,577,861)	(19,794,957)	(143,984,879)	(13,266,158)	(90,696,535)

Net decrease	(1,126,767)	$(8,535,735)	(14,200,426)	$(104,038,611)	(5,421,379)	$(37,057,510)

102          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

		One Month Ended
		August 31, 2019
		(Unaudited)[1]	Year Ended July 31, 2019[2]		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class Y
Sold	2,292,760	$17,393,658	20,301,881	$145,423,152	20,243,125	$139,712,619
Dividends and/or distributions reinvested	184,186	1,401,653	2,048,456	14,735,837	2,131,822	14,709,224
Redeemed	(2,384,240)	(18,120,635)	(15,452,038)	(110,596,567)	(24,589,872)	(168,530,215)

Net increase (decrease)	92,706	$674,676	6,898,299	$49,562,422	(2,214,925)	$(14,108,372)

Class R6[4]
Sold	—	$—	1,348	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase	—	$—	1,348	$10,000	—	$—

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 48% (Unaudited) of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3. All outstanding Class B shares converted to Class A shares on June 1, 2018.

4. Commencement date after the close of business on May 24, 2019.

Note 8 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act, a fund generally may not borrow money greater than 33 1/3 of the Fund’s total assets.

The Acquired Fund had entered into a Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enabled the Fund to participate with certain other Funds in a committed secured borrowing facility that permitted borrowing up to $2.5 billion, collectively, by certain Funds. This revolving credit agreement was secured by the assets of the Fund and terminated on May 24, 2019. In connection with this agreement, for the period August 1, 2018 to May 24, 2019, the Fund incurred fees of $1,691,532. The average daily balance borrowings under this agreement was $29,382,155 with a weighted average interest rate of 2.40%.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security

103          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Agreement with conduit lenders and Citibank N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the period August 1, 2019 to August 31, 2019 (Unaudited), the Fund incurred fees of $103,565 and for the period May 24, 2019 to July 31, 2019, the Fund incurred fees of $219,166. The average daily balance of borrowings under this agreement during this period is $0 for the period from August 1, 2019 to August 31, 2019 (Unaudited) and is $408,824 with a weighted average interest rate of 2.44% for the period from May 25, 2019 to July 31, 2019. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

At August 31, 2019 (Unaudited) and at July 31, 2019 the Fund had no borrowings outstanding under this agreement.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the one month ended August 31, 2019 (Unaudited) were $86,310,000 and 1.87%, respectively. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended July 31, 2019 were $102,474,000 and 2.01%, respectively.

Note 9 - Reverse Repurchase Agreements

Prior to the reorganization, the Acquired Fund engaged in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement.

The Acquired Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enabled it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permitted aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest was charged to the Acquired Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Acquired Fund was also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Acquired Fund retained the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions were considered secured borrowings for financial reporting purposes. The Acquired Fund also received the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Acquired Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the

104          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Acquired Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility were valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund had the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period. This Facility terminated on May 24, 2019.

105          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Oppenheimer Rochester® AMT-Free Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Rochester® AMT-Free Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations and the statement of changes in net assets for the year ended July 31, 2019, including the related notes, and the financial highlights for each of the periods ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations, changes in its net assets for the year ended July 31, 2019 and the financial highlights for each of the periods ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Rochester® AMT-Free Municipal Fund (formerly known as Oppenheimer Rochester® AMT-Free Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were

106          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, TX

October 14, 2019

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

107          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

108          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 98.14% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

109          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Rochester® AMT-Free Municipal Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

110          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

111          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds and closed-end funds in the Fund’s Lipper category advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual

112          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100%

113          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

114          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-PORT. The most recent list of portfolio holdings is available at invesco. com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

115          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Rochester® AMT-Free Municipal Fund was held on May 17, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Rochester® AMT-Free Municipal Fund into Invesco Oppenheimer Rochester® AMT-Free Municipal Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	116,423,603	5,836,726	20,124,147	0

116          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			240	None

Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	240	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

117          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

118          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

119        INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	240

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	240	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown [3] – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	240

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry	240	None

3 Mss. Brown and Krentzman and Messrs. Motley, Vandivort and Vaughn were appointed as Trustees of the Trust effective June 10, 2019.

120          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Jack M. Fields (Continued)		company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives

Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	240	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	240	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman [3] – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the	240

Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

121        INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Elizabeth Krentzman (Continued)		Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	240	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	240	None

Joel W. Motley [3] – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			240

Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	240	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

122          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	240	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	240	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	240	None

Daniel S. Vandivort [3] – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	240	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn [3] – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	240

Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee and Vice Chair	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios);	240	ISO New England, Inc. (non-profit organization managing regional electricity market)

123        INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Christopher L. Wilson (Continued)

Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

124          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco

			N/A	N/A

125        INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary, Jemstep, Inc.

Formerly: Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.;

			N/A	N/A

126          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)

Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and

			N/A	N/A

127        INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)

General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

128          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer –Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

129        INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1000 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	Suite 5800
		Houston, TX	Houston, TX 77002-5021
		77046-1173	Custodian
Counsel to the Fund	Counsel to the	Transfer Agent	Citibank, N.A.
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Investment	111 Wall Street
2005 Market Street,	Goodwin Procter LLP	Services, Inc.	New York, NY 10005
Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza,
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Suite 1000
Houston, TX
77046-1173

130          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

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131          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE Continued

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132          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

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133        INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE Continued

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134          INVESCO OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-ROAFM-AR-1	09272019

Shareholder Report For the One Month Ended 8/31/2019 Annual Report 7/31/2019

Invesco

Oppenheimer

Rochester®

California Municipal

Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

* Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Rochester California Municipal Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Month	2.18%	-2.12%	1.58%
1-Year	9.51	4.85	8.72
5-Year	5.95	5.03	3.85
10-Year	7.82	7.35	4.62
AVERAGE ANNUAL TOTAL RETURNS AT 7/31/19
	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Year	8.35%	3.71%	7.31%
5-Year	5.98	5.07	3.77
10-Year	8.68	8.20	4.63

3          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund as they have different expenses. Returns for periods of less than one year are note annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes and sales charges. Fund literature is available at invesco.com.

4          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Fund Performance Discussion

Performance summary

For the fiscal year ended July 31, 2019, the Class A shares of Invesco Oppenheimer Rochester California Municipal Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Barclays Municipal Bond Index, the Fund’s benchmark. Please note that the fiscal year-end for the Fund has changed from July 31 to February 28. The below is a discussion of the Fund’s performance as of its last fiscal year ended July 31, 2019.

Market conditions and your Fund

California’s financial condition continued to improve through the 2017-2018 fiscal year, with total revenue rising 6.3% year-over-year to $284.74 billion.1 This improvement was driven by a 10.6% year-over-year increase in income tax revenues to $107.08 billion.1 The state continues to maintain a large and diverse economy, low unemployment, and high median household income. California’s $3.05 trillion economy accounted for 14.5% of the nation’s economy in the first quarter of 2019.2

California’s financial condition is volatile relative to most states because the state’s income tax revenue is sensitive to both national economic conditions and equity market valuations. California’s highest income earners account for a large and disproportionate share of the state’s income tax revenue. In 2012, California voters approved a temporary tax originally designed to expire in 2018. However, voters extended the tax through 2030. While this temporary tax improved the state’s financial standing, it also increased the sensitivity of tax revenues to the economic cycle.

California maintains a rainy-day fund, which the state can tap if certain spending criteria are met, or in the event of a natural disaster. Going forward, the rainy-day fund may assist the state’s budget process during periods of weak economic and revenue growth. As of the close of the reporting period, the state’s general obligation bonds were rated AA- by

Standard & Poor’s (S&P); AA- by Fitch Ratings; and Aa3 by Moody’s. All three agencies have assigned stable outlooks.3

The broad municipal bond market experienced positive returns for the fifth consecutive year in 2018, and performance remained strong throughout this fiscal year. Investment grade municipals returned 7.31% and high yield municipals returned 8.08% during the fiscal year.4 Performance has been particularly strong the first seven months of 2019 with investment grade municipals returning 5.94% and high yield municipals returning 7.33%.5

5          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

The fiscal year was characterized by supportive technical conditions (supply and demand balances) as new issuance of municipal bonds underwhelmed, totaling $342 billion — down nearly 18% from the previous fiscal year.4 Flows into the municipal bond asset class were positive for the last 30 weeks of the fiscal year.6 Consistent positive flow pattern, coupled with continued limited supply, resulted in strong performance across the municipal market. Fund flows totaled $54.2 billion from August 2018 through July 2019.7

The high yield municipal bond market outperformed the investment grade bond segment, led by improved price discovery on Puerto Rico bonds as a result of developments in the commonwealth’s debt restructuring and strong performance of high yield general obligation securities.

Municipal bonds withstood considerable headwinds during the fiscal year, including interest rate movements that had the 10-year US Treasury yield breaching 2.00% in July 2019. Additionally, the US government shutdown, which occurred midway through the fiscal year and lasted 35 days, along with ongoing US-China trade negotiations and Brexit developments created a challenging market environment. Both investment grade municipals and high yield municipals posted negative returns for the months of September and October 2018: Worsening market conditions exposed the municipal bond market to more sensitivity relating to a sell-off in US Treasuries in September. Despite these challenges, the municipal market continued to perform positively this fiscal year as technical conditions provided tailwinds.

Investors’ concerns about the future of interest rates, meanwhile, created increased demand for Treasuries and high-grade municipal bonds alike, and yields continued to fall at all maturities as high yield securities rallied. The yield curve for 30-year, AAA-rated municipal bonds continued to flatten as trade tensions between the US and China increased worries about inflationary pressures.

During the fiscal year, the US Federal Reserve (the Fed) raised the federal funds rate two times (in September and December 2018) before lowering it in July 2019.8 The two rate hikes, the eighth and ninth since December 2008, were anticipated and reflected increased confidence in the US economy amid low unemployment, relatively stable inflation and overall robust economic growth. This expansionary monetary policy significantly flattened the US Treasury yield curve with a slight inversion on the short end occurring in December 2018.

However, the Fed’s dovish stance at the beginning of calendar year 2019 took the market by surprise, leading economists to change their predictions from two interest rate increases in 2019, to just one. Amid political pressure and despite favorable growth and labor trends, the Fed ultimately reversed course and lowered the Fed Funds rate in July, citing uncertainty about the global economic outlook. The Treasury curve

6          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

was inverted at fiscal year-end with investors preferring 2- to 7-year paper over shorter and longer maturities. Economists were mixed as to whether this particular inversion, the first since mid-2007, portends a recession.

Earlier in the fiscal year, as anticipated, US midterm election results had a positive impact on municipal securities as perceived threats to municipal tax exemptions, further tax reform and changes to the Affordable Care Act were greatly reduced. News of a possible ban on flavored e-cigarettes and menthol cigarettes made headlines, which caused a short-lived decline in the valuations of below-investment-grade tobacco settlement bonds. Meanwhile, year-end demand for yield and coupon payments caused the asset class to end 2018 on a strong note. Investors affected by the $10,000 cap on state and local tax (SALT) deductions poured a record $18.9 billion into municipal bond funds in the first 8 weeks of calendar year 2019, the most over that period in at least 13 years.7

At the close of the fiscal year, we believed municipal fundamentals remained strong and viewed the ongoing impact of the Tax Cut and Jobs Act of 2018 as a potential market factor. As a result, demand for municipal bond investments could remain strong as retail investors continue to seek tax-exempt income.

Over the fiscal year, security selection in general obligation (G.O.) and marine/aviation facilities bonds, the Fund’s largest and third largest sectors, respectively, significantly contributed to the Fund’s performance. The

Fund’s holdings in the sales tax revenue, highways/commuter facilities, and municipal leases sectors produced the strongest single-sector returns this fiscal year; sales tax revenue bonds issued by the Commonwealth of Puerto Rico (COFINAs) represented nearly half of the Fund’s assets in that sector at fiscal year-end. In aggregate, the Fund’s diverse holdings in securities issued in Puerto Rico provided a larger contribution to the Fund’s total return than any single sector. Meanwhile, the Fund’s holdings in the education sector, representing 1.1% of assets, had a negative return at fiscal year-end and detracted from the Fund’s performance. Pre-refunded bonds and the gas utilities sector, among others, underperformed the Bloomberg Barclays Municipal Bond Index.

During the fiscal year, leverage contributed to the Fund’s performance. The Fund achieved a leveraged position through the use of inverse floating rate securities and tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when

7          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments. Investors are reminded that the Fund is not and will not be managed based on predictions of interest rate changes.

Oppenheimer Rochester California Municipal Fund (the predecessor fund) was renamed Invesco Oppenheimer Rochester California Municipal Fund after the close of business on May 24, 2019, when Invesco’s acquisition of OppenheimerFunds was finalized. Prior to the commencement of the Fund’s operations, Mark DeMitry managed the predecessor fund since 2006. Effective June 21, 2019, the portfolio management team of this fund was changed to Mr. DeMitry (lead manager) and Mark Paris.

Thank you for investing in Invesco Oppenheimer Rochester California Municipal Fund and for sharing our long-term investment horizon.

1 Bloomberg LP

2 Source: Bureau of Economic Analysis

3 Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

4 Sources: Bloomberg Barclays Municipal Bond Index, Bloomberg Barclays High Yield Municipal Bond Index

5 Source: The Bond Buyer

6 Source: Lipper

7 Source: Strategic Insight

8 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are

8          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

9          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES – 8/31/19

General Obligation	16.8%
Tobacco Master Settlement Agreement	11.4
Marine/Aviation Facilities	10.9
Municipal Leases	6.2
Special Tax	5.9
Housing – Multi-Family	5.2
Water Utilities	4.7
U.S. Government Obligations	4.4
Hospital/Healthcare	4.1
Sales Tax Revenue	4.1

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019 and are based on total assets.

CREDIT ALLOCATION – 8/31/19

	NRSRO- Rated	Adviser- Rated	Total
AAA	9.6%	0.6%	10.2%
AA	42.8	0.0	42.8
A	11.6	0.8	12.4
BBB	8.2	7.8	16.0
BB or lower	8.2	10.4	18.6
Total	80.4%	19.6%	100.0%

The percentages above are based on the market value of the securities as of August 31, 2019 and are subject to change. Invesco Advisers, Inc. (the Adviser) determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

10          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

TOP TEN CATEGORIES – 7/31/19

General Obligation	17.1%
Tobacco Master Settlement Agreement	11.6
Marine/Aviation Facilities	10.8
Municipal Leases	7.0
Special Tax	6.2
Water Utilities	5.7
U.S. Government Obligations	4.8
Hospital/Healthcare	4.3
Higher Education	4.2
Electric Utilities	4.2

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2019 and are based on total assets.

CREDIT ALLOCATION – 7/31/19

	NRSRO- Rated	Adviser- Rated	Total
AAA	9.8%	1.3%	11.1%
AA	39.9	0.0	39.9
A	13.3	0.8	14.1
BBB	8.3	8.0	16.3
BB or lower	8.4	10.2	18.6
Total	79.7%	20.3%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2019 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

11          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/19
	Inception Date	1-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPCAX)	11/3/88	2.18%	9.51%	5.95%	7.82%	5.76%
Class C (OCACX)	11/1/95	2.13	8.61	5.15	7.00	4.69
Class Y (OCAYX)	11/29/10	2.21	9.64	6.20	N/A	7.55
Class R6 (IORCX)*	5/24/19	2.21	9.67	5.98	7.84	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/19
	Inception Date	1-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPCAX)	11/3/88	-2.12%	4.85%	5.03%	7.35%	5.61%
Class C (OCACX)	11/1/95	1.13	7.61	5.15	7.00	4.69
Class Y (OCAYX)	11/29/10	2.21	9.64	6.20	N/A	7.55
Class R6 (IORCX)*	5/24/19	2.21	9.67	5.98	7.84	N/A

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/19
	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPCAX)	11/3/88	8.35%	5.98%	8.68%	5.70%
Class C (OCACX)	11/1/95	7.58	5.19	7.86	4.61
Class Y (OCAYX)	11/29/10	8.61	6.24	N/A	7.36
Class R6 (IORCX)*	5/24/19	8.49	6.01	8.69	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/19
	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPCAX)	11/3/88	3.71%	5.07%	8.20%	5.55%
Class C (OCACX)	11/1/95	6.58	5.19	7.86	4.61
Class Y (OCAYX)	11/29/10	8.61	6.24	N/A	7.36
Class R6 (IORCX)*	5/24/19	8.49	6.01	8.69	N/A

* Class R6 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

12          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, and Class Y shares of the predecessor fund were reorganized into Class A, Class C, and Class Y shares, respectively, of the Fund. Class R6 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, which is an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the U.S. Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged, and an investment cannot be made into an index. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

13          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Distribution yields for Class A shares are based on dividends of $0.026 for the 28-day accrual period ended July 23, 2019. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on July 23, 2019; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0209 and $0.0277, respectively, for the 28-day accrual period ended July 23, 2019 and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended July 31, 2019 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended July 31, 2019. The calculation excludes any expense reimbursements and thus may result in a lower yield.

Taxable equivalent yield is based on the standardized yield and the 2019 top combined federal and California tax rate of 49.18%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; Invesco does not offer tax advice. Please consult your tax adviser for information regarding your own personal tax situation. This Report must be preceded or accompanied by a Fund prospectus.

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

14          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

15          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Actual	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During 6 Months Ended August 31, 2019[1,2]
Class A	$1,000.00	$1,080.90	$4.88
Class C	1,000.00	1,077.20	8.81
Class Y	1,000.00	1,082.20	3.56
Class R6	1,000.00	1,082.50	1.75

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.46	4.73
Class C	1,000.00	1,016.69	8.55
Class Y	1,000.00	1,021.72	3.46
Class R6	1,000.00	1,022.02	3.16

1. Actual expenses paid for Class A, C and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Actual expenses paid for Class R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 99/366 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2019 for Classes A, C and Y and for the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019 for Class R6 are as follows:

Class	Expense Ratios
Class A	0.93%
Class C	1.68
Class Y	0.68
Class R6	0.62

17          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During 6 Months Ended July 31, 2019[1,2]
Class A	$1,000.00	$1,069.60	$5.45
Class C	1,000.00	1,065.90	9.31
Class Y	1,000.00	1,070.80	4.27
Class R6	1,000.00	1,071.00	1.62

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.54	5.32
Class C	1,000.00	1,015.82	9.09
Class Y	1,000.00	1,020.68	4.17
Class R6	1,000.00	1,023.21	4.22

1. Actual expenses paid for Class A, C and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Actual expenses paid for Class R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 68/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2019 for Classes A, C and Y and for the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019 for Class R6 are as follows:

Class	Expense Ratios
Class A	1.06%
Class C	1.81
Class Y	0.83
Class R6	0.84

19          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS August 31, 2019 Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—103.8%
California—96.7%
$1,000,000	Adelanto, CA Community Facilities District Special Tax No. 2006-2	5.000%		09/01/2045	$1,131,270
2,675,000	Adelanto, CA Elementary School District Community Facilities District No. 1	5.250		09/01/2026	2,690,140
1,570,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.400		09/01/2036	1,578,352
25,000	Adelanto, CA Improvement Agency, Series B	5.500		12/01/2023	25,070
1,115,000	Adelanto, CA Public Utility Authority	5.000		07/01/2024	1,117,553
5,710,000	Adelanto, CA Public Utility Authority	5.000		07/01/2039	6,073,042
2,000,000	Adelanto, CA Public Utility Authority	5.000		07/01/2039	2,471,180
1,270,000	Alhambra, CA (Atherton Baptist Homes)	7.500		01/01/2030	1,296,772
1,000,000	Alhambra, CA (Atherton Baptist Homes)	7.625		01/01/2040	1,021,490
3,375,000	Alta Loma, CA School District	5.000		08/01/2044	4,116,049
1,350,000	Anaheim, CA Public Financing Authority	5.000		05/01/2034	1,570,185
25,000	Apple Valley, CA Redevel. Agency Tax Allocation	5.000		06/01/2032	25,033
1,250,000	Atwater, CA Wastewater	5.000		05/01/2040	1,519,950
1,300,000	Atwater, CA Wastewater	5.000		05/01/2043	1,576,302
765,000	Azusa, CA Special Tax Community Facilities District No. 05-1	5.000		09/01/2021	765,000
415,000	Bakersfield, CA Improvement Bond Act 1915	5.350		09/02/2022	298,800
1,130,000	Bakersfield, CA Improvement Bond Act 1915	5.400		09/02/2025	813,600
1,085,000	Bakersfield, CA Improvement Bond Act 1915[1]	7.375		09/02/2028	1,093,778
745,000	Beaumont, CA Financing Authority, Series A1	5.000		09/01/2036	817,414
115,000	Beaumont, CA Financing Authority, Series A	5.125		09/01/2028	125,623
120,000	Beaumont, CA Financing Authority, Series A	5.250		09/01/2029	131,147
250,000	Beaumont, CA Financing Authority, Series A	5.625		09/01/2032	274,980
4,405,000	Beaumont, CA Financing Authority, Series A	5.875		09/01/2042	4,828,320
1,500,000	Beaumont, CA Financing Authority, Series A	6.375		09/01/2042	1,633,755
5,000	Beaumont, CA Financing Authority, Series A	7.000		09/01/2023	5,009
1,560,000	Beaumont, CA Financing Authority, Series B	5.000		09/01/2025	1,800,427
635,000	Beaumont, CA Financing Authority, Series B	5.000		09/01/2034	701,567
125,000	Beaumont, CA Special Tax Community Facilities District No. 2016-1 (Fairway Canyon)	5.000		09/01/2030	149,305
140,000	Beaumont, CA Special Tax Community Facilities District No. 2016-1 (Fairway Canyon)	5.000		09/01/2031	166,512
775,000	Beaumont, CA Special Tax Community Facilities District No. 2016-1 (Fairway Canyon)	5.000		09/01/2049	895,202
500,000	Blythe, CA Community Facilities District Special Tax (Hidden Beaches)	5.300		09/01/2035	507,365
1,000,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	5.000		05/01/2038	1,135,550
2,095,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	9.750		05/01/2038	2,331,358
1,010,000	Brea, CA Redevel. Agency	6.591	[2]	08/01/2031	466,044
2,930,000	Brea, CA Redevel. Agency	6.675	[2]	08/01/2032	1,248,561
2,300,000	Brea, CA Redevel. Agency	6.830	[2]	08/01/2033	899,208
5,000,000	Brea, CA Redevel. Agency	6.869	[2]	08/01/2034	1,794,850

20          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$30,000	Butte County, CA Hsg. Authority (Affordable Hsg. Pool)	7.000%		10/01/2020	$30,067
3,000,000	CA ABAG Finance Authority for NonProfit Corporations (Casa De Las Campanas)	6.000		09/01/2037	3,143,670
25,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)	5.350		10/01/2029	25,050
15,000	CA Bay Area Governments Association	4.125		09/01/2019	15,000
2,845,000	CA Communities Transportation Revenue COP	6.000		06/01/2042	3,202,190
2,500,000	CA Community College Financing Authority (NCCD-Orange Coast Properties)	5.250		05/01/2053	2,977,725
2,500,000	CA Community Hsg. Agency (Annadel Apartments)	5.000		04/01/2049	2,811,425
4,000,000	CA Community Hsg. Agency (Verdant at Green Valley)	5.000		08/01/2049	4,541,640
5,290,000	CA County Tobacco Securitization Agency	4.000		06/01/2029	5,378,978
3,185,000	CA County Tobacco Securitization Agency	4.461	[2]	06/01/2033	1,457,934
62,110,000	CA County Tobacco Securitization Agency	5.305	[2]	06/01/2046	11,229,488
45,600,000	CA County Tobacco Securitization Agency	5.368	[2]	06/01/2057	1,963,080
55,250,000	CA County Tobacco Securitization Agency	6.045	[2]	06/01/2057	1,657,500
51,500,000	CA County Tobacco Securitization Agency	6.695	[2]	06/01/2057	1,850,395
71,700,000	CA County Tobacco Securitization Agency	6.998	[2]	06/01/2055	5,036,925
320,360,000	CA County Tobacco Securitization Agency	7.548	[2]	06/01/2055	19,545,164
309,500,000	CA County Tobacco Securitization Agency	8.248	[2]	06/01/2055	19,275,660
700,000	CA County Tobacco Securitization Agency (TASC)	5.100	[3]	06/01/2028	700,280
3,725,000	CA County Tobacco Securitization Agency (TASC)	5.125		06/01/2038	3,726,266
675,000	CA County Tobacco Securitization Agency (TASC)	5.750		06/01/2029	681,770
12,275,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2035	12,391,735
2,070,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2043	2,097,220
10,835,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2035	10,842,801
18,385,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2042	18,551,017
9,700,000	CA County Tobacco Securitization Agency (TASC)	6.125		06/01/2038	9,703,104
41,800,000	CA County Tobacco Securitization Agency (TASC)	7.070	[2]	06/01/2046	6,755,298
290,000	CA Dept. of Water Resources (Center Valley)[4]	5.250		12/01/2035	305,458
9,710,000	CA Dept. of Water Resources (Center Valley)[4]	5.250		12/01/2035	10,227,592
5,000,000	CA Educational Facilities Authority (Pepperdine University)	5.000		10/01/2049	5,947,550
2,730,000	CA Educational Facilities Authority (University of San Francisco)	5.000		10/01/2043	3,385,391
635,000	CA Educational Facilities Authority (University of San Francisco)	6.125		10/01/2036	703,885
615,000	CA Educational Facilities Authority (University of San Francisco)	6.125		10/01/2036	681,039
2,500,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	2,625,375
25,150,000	CA GO4	5.000		09/01/2034	30,331,008
13,000,000	CA GO	5.000		08/01/2035	16,305,510
10,000,000	CA GO	5.000		08/01/2036	12,328,800
3,550,000	CA GO	5.000		02/01/2038	3,861,796
20,000	CA GO	5.250		06/01/2021	20,208

21          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$5,000	CA GO	5.500%	10/01/2022	$5,017
5,000	CA GO	5.750	05/01/2030	5,017
1,500,000	CA GO	6.000	03/01/2033	1,536,465
50,000	CA GO	6.250	10/01/2019	50,199
15,000	CA GO	6.250	10/01/2019	15,060
3,000,000	CA Golden State Tobacco Securitization Corp.	5.000	06/01/2047	3,076,980
2,500,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000	06/01/2040	2,950,475
2,030,000	CA Health Facilities Financing Authority (Community Programs for Persons with Developmental Disabilities)	6.250	02/01/2026	2,172,567
14,215,000	CA Health Facilities Financing Authority (Providence Health & Service/Provident Health System-Oregon Obligated Group)[4]	5.500	10/01/2039	14,264,983
13,500,000	CA Health Facilities Financing Authority (SHlth/EMC/MPHS/PAMFHCR&E/SCHosp/SCVH/SEBH/SGMF/SHSSR/SMF/SMCCV Obligated Group)[4]	5.250	08/15/2031	14,567,141
10,000,000	CA Health Facilities Financing Authority (SHlth/SBH/SVNA&H/SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)	5.000	11/15/2048	12,254,900
5,000,000	CA HFA, Series A	4.250	01/15/2035	5,988,600
885,000	CA Independent Cities Finance Authority Mobile Home Park (Hacienda Valley Estates)	5.000	11/15/2034	1,009,307
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)	6.250	07/15/2045	1,038,990
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Rancho Del Sol & Grandview)	5.500	05/15/2047	1,084,560
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Union City Tropics)	5.000	05/15/2048	1,206,410
2,000,000	CA Infrastructure and Economic Devel. (AOMPAAS/TVSRF/AcadF/AFound/AMF Obligated Group)	5.000	11/01/2041	2,272,680
55,000	CA M-S-R Public Power Agency (San Juan)	6.000	07/01/2022	60,342
505,000	CA Municipal Finance Authority (Caritas Acquisitions/Caritas Corp. Obligated Group)	6.400	08/15/2045	530,740
250,000	CA Municipal Finance Authority (Casa Griffin Apartments)	5.750	10/01/2034	258,135
3,750,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2034	4,542,337
4,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2035	4,832,040
2,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2036	2,410,100
1,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2037	1,202,000
4,250,000	CA Municipal Finance Authority (CHF-Davis-West Village Student Hsg.)	5.000	05/15/2043	5,147,430
3,000,000	CA Municipal Finance Authority (CHF-Riverside-UCR Dundee Glasgow Student Hsg.)	5.000	05/15/2043	3,633,480

22          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,000,000	CA Municipal Finance Authority (Emerson College)	5.750%		01/01/2033	$1,111,820
1,000,000	CA Municipal Finance Authority (Emerson College)	6.000		01/01/2042	1,117,560
500,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	5.750		01/01/2022	517,745
1,070,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	6.625		01/01/2032	1,133,397
2,135,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	6.875		01/01/2042	2,269,334
7,000,000	CA Municipal Finance Authority (Irvine Apartment Communities)	1.400	[5]	04/01/2025	7,000,000
8,000,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)	5.000		12/31/2036	9,878,480
18,200,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)	5.000		12/31/2043	22,043,476
1,500,000	CA Municipal Finance Authority (OCEAA)	7.000		10/01/2039	1,501,650
7,500,000	CA Municipal Finance Authority (Orange County Civic Center)	5.000		06/01/2043	9,272,100
26,360,000	CA Municipal Finance Authority (Orange County Civic Center)	5.000		06/01/2048	32,329,486
1,000,000	CA Municipal Finance Authority (River Springs Charter School)	4.000		08/15/2020	1,016,060
600,000	CA Municipal Finance Authority (Southwestern Law School)	6.500		11/01/2031	673,356
1,250,000	CA Municipal Finance Authority (Southwestern Law School)	6.500		11/01/2041	1,393,062
2,620,000	CA Municipal Finance Authority (Town & Country Manor of the Christian & Missionary Alliance)	5.000		07/01/2049	3,276,939
5,000,000	CA Municipal Finance Authority Mobile Home Park (Caritas Acquisitions)	5.500		08/15/2047	5,392,600
1,200,000	CA Municipal Finance Authority Mobile Home Park (Caritas Affordable Housing)	5.250		08/15/2039	1,367,040
2,000,000	CA Pollution Control Financing Authority (Aemerge Redpak Services Southern CA)[6]	8.000		12/01/2027	600,000
3,500,000	CA Pollution Control Financing Authority (Aemerge Redpak Services Southern California)[6]	7.000		12/01/2027	1,750,000
1,425,000	CA Pollution Control Financing Authority (Calplant I)	7.500		07/01/2032	1,492,730
1,900,000	CA Pollution Control Financing Authority (Calplant I)	8.000		07/01/2039	2,080,918
1,500,000	CA Pollution Control Financing Authority (San Diego County Water Authority)	5.000		11/21/2045	1,815,705
1,400,000	CA Public Finance Authority Charter School (Laverne Elementary Preparatory Academy)	5.000		06/15/2049	1,446,102
255,000	CA Public Financing Authority (Trinity Classical Academy)	5.000		07/01/2044	272,116
600,000	CA Public Financing Authority (Trinity Classical Academy)	5.000		07/01/2054	635,304

23          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$11,905,000	CA Public Works	4.000%		04/01/2033	$13,701,941
2,795,000	CA Public Works	5.750		03/01/2030	2,862,332
2,500,000	CA Public Works	6.000		03/01/2035	2,563,275
365,000	CA Public Works	6.125		11/01/2029	368,029
8,370,000	CA Public Works	6.375		11/01/2034	8,442,735
2,000,000	CA Public Works (California State Prisons)	5.750		10/01/2031	2,189,740
900,000	CA Public Works (Dept. of Mental Health)	5.000		11/01/2031	902,502
1,250,000	CA Public Works (Judicial Council)	5.000		12/01/2031	1,357,250
3,485,000	CA School Finance Authority Charter School (Inspire Charter Schools)	3.000		07/15/2020	3,491,412
1,250,000	CA School Finance Authority School Facility (Escuela Popular Del Pueblo)	6.250		07/01/2037	1,316,962
870,000	CA School Finance Authority School Facility (Kipp LA Schools)	5.000		07/01/2047	1,022,433
12,650,000	CA Silicon Valley Tobacco Securitization Authority	5.845	[2]	06/01/2047	2,500,526
50,000,000	CA Silicon Valley Tobacco Securitization Authority	7.108	[2]	06/01/2056	4,835,500
18,420,000	CA Silicon Valley Tobacco Securitization Authority	8.818	[2]	06/01/2036	7,277,558
10,000,000	CA Silicon Valley Tobacco Securitization Authority	10.496	[2]	06/01/2041	2,959,200
100,000	CA Statewide CDA	4.446	[2]	09/01/2028	52,084
100,000	CA Statewide CDA	5.078	[2]	09/01/2034	33,183
50,000	CA Statewide CDA	6.750		09/01/2037	50,060
2,625,000	CA Statewide CDA (Bentley School)	7.000		07/01/2040	2,751,236
2,705,000	CA Statewide CDA (Cathedral City Heritage Park/Glendale Heritage Park Obligated Group)	5.200		06/01/2036	2,717,172
1,200,000	CA Statewide CDA (CHF-Irvine)	5.000		05/15/2040	1,414,560
1,500,000	CA Statewide CDA (COCAD/CEDCA Obligated Group)[1]	5.000		09/02/2049	1,756,020
1,375,000	CA Statewide CDA (Front Porch Communities & Services)	5.000		04/01/2047	1,632,249
1,400,000	CA Statewide CDA (Guidance Charter School)[6,7]	6.500		07/01/2037	546,000
5,100,000	CA Statewide CDA (Guidance Charter School)[6,7]	6.750		07/01/2052	1,989,000
5,000,000	CA Statewide CDA (Loma Linda University Medical Center)	5.500		12/01/2058	5,963,250
1,000,000	CA Statewide CDA (Methodist Hospital of Southern California)	5.000		01/01/2043	1,195,510
3,375,000	CA Statewide CDA (NCCD-Hooper Street - College of the Arts)	5.250		07/01/2049	3,917,126
2,570,000	CA Statewide CDA (Orinda Wilder)[1]	5.000		09/01/2037	2,945,143
650,000	CA Statewide CDA (Pacific Highlands Ranch)	5.000		09/02/2049	784,062
2,865,000	CA Statewide CDA (Yucaipa Valley Water Reservoir)[1]	6.000		09/02/2044	2,967,825
2,000,000	CA Statewide CDA School Facilities (47th & Main)	6.375		07/01/2047	2,153,780
45,000	CA Statewide CDA Special Tax Community Facilities District No. 97[1]	3.872	[2]	09/01/2022	38,169
5,000	CA Statewide CDA Water	7.000		07/01/2022	5,008
1,045,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2037	1,051,887

24          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$8,550,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000%	05/01/2037	$8,606,344
45,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000	05/01/2043	45,252
490,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000	05/01/2043	492,744
1,320,000	CA Valley Sanitation District	5.200	09/02/2030	1,340,486
2,500,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)[8]	5.500	09/01/2036	700,000
2,325,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)[8]	5.550	09/01/2036	999,750
35,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)	7.250	08/01/2033	38,590
25,000	Carlsbad, CA Improvement Bond Act 1915	5.500	09/02/2028	25,413
545,000	Carson, CA Public Financing Authority (Carson Reassessment District No. 2001-1)	5.000	09/02/2030	701,922
100,000	Carson, CA Public Financing Authority (Remediation)	6.500	10/01/2036	100,412
95,000	Carson, CA Redevel. Agency	4.500	01/01/2032	95,218
925,000	Castaic, CA Union School District Community Facilities District No. 92-1	9.000	10/01/2019	928,228
3,035,000	Central Basin, CA Municipal Water District	5.000	08/01/2044	3,572,286
1,100,000	Chino, CA Public Financing Authority	5.000	09/01/2034	1,322,497
865,000	Chino, CA Public Financing Authority	5.000	09/01/2035	1,037,766
12,480,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)	4.000	05/01/2039	12,488,736
2,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)	5.875	01/01/2034	2,007,320
5,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)	5.875	02/15/2034	5,018,300
35,000	Clovis, CA Public Financing Authority	4.625	08/01/2029	35,090
1,060,000	Clovis, CA Wastewater	5.250	08/01/2030	1,294,928
500,000	Clovis, CA Wastewater	5.250	08/01/2031	609,230
650,000	Coachella, CA Community Facilities District No. 2018-1 (Glenroy)[1]	5.000	09/01/2030	741,767
1,090,000	Coachella, CA Community Facilities District No. 2018-1 (Glenroy)	5.000	09/01/2038	1,223,874
2,015,000	Coachella, CA Community Facilities District No. 2018-1 (Glenroy)	5.000	09/01/2048	2,255,410
1,525,000	Coachella, CA Community Facilities District No. 2018-1 (Glenroy)	5.000	09/01/2053	1,688,358
1,000,000	Compton, CA Public Finance Authority	5.250	09/01/2027	1,002,300
6,750,000	Compton, CA Unified School District	4.000	06/01/2049	7,557,907
4,870,000	Corcoran, CA Hospital District	8.000	08/01/2034	4,892,451
935,000	Corona, CA Community Facilities District (Buchanan Street)	5.150	09/01/2036	940,264
105,000	Corona, CA Community Facilities District (Eagle Glen II)[1]	6.000	09/01/2031	105,991

25          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$50,000	Daly City, CA Hsg. Devel. Finance Agency (Franciscan Mobile Home Park)	5.000%	12/15/2037	$50,124
915,000	Daly City, CA Hsg. Devel. Finance Agency (Third Tier Franciscan)	6.500	12/15/2047	916,665
1,220,000	Dehesa, CA School District	5.500	06/01/2044	1,412,528
1,855,000	Desert Hot Springs, CA Community Facilities District Special Tax	6.375	09/01/2038	1,904,992
1,000,000	Dinuba, CA Wastewater System	5.375	09/01/2038	1,006,940
1,725,000	East Bay, CA Municipal Utility District (Water System)	5.000	06/01/2036	2,083,817
15,000,000	East Bay, CA Municipal Utility District (Water System)[4]	5.000	06/01/2036	15,454,950
865,000	Fairfield, CA Community Facilities District Special Tax (Fairfield Commons)	6.875	09/01/2038	888,813
1,000,000	Fontana, CA Special Tax Community Facilities District No. 80	5.000	09/01/2046	1,172,030
1,600,000	Hollister, CA Redevel. Agency Tax Allocation (Hollister Community Devel.)	5.000	10/01/2030	1,880,704
1,305,000	Hollister, CA Redevel. Agency Tax Allocation (Hollister Community Devel.)	5.000	10/01/2032	1,530,230
3,675,000	Hollister, CA School District	4.000	09/01/2046	4,082,300
1,430,000	Imperial County, CA Community Facilities District No. 2004-2 Special Tax	5.900	09/01/2037	1,454,524
4,500,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	3.678	06/01/2038	4,729,680
630,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.000	09/01/2032	681,673
335,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.000	09/01/2037	360,282
1,175,000	Lake Elsinore, CA Public Financing Authority (Villages Wasson Canyon)	5.250	09/01/2038	1,260,552
420,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.000	09/01/2025	448,371
375,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.100	09/01/2026	400,845
885,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.150	09/01/2027	945,941
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.200	09/01/2028	1,067,320
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.250	09/01/2029	533,480
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.300	09/01/2030	533,455
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.375	09/01/2032	1,066,230
3,685,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[1]	7.000	09/01/2033	3,696,718
1,000,000	Lennox, CA School District COP	5.000	10/01/2034	1,103,030

26          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$50,000	Long Beach, CA Bond Finance Authority Natural Gas	5.500%		11/15/2028	$65,548
1,000,000	Long Beach, CA Bond Finance Authority Natural Gas	5.500		11/15/2037	1,449,300
1,300,000	Long Beach, CA Harbor Revenue	5.000		05/15/2037	1,585,194
14,670,000	Long Beach, CA Harbor Revenue	5.000		05/15/2040	17,746,446
8,210,000	Long Beach, CA Harbor Revenue	5.000		05/15/2043	9,884,512
8,175,000	Long Beach, CA Unified School District	5.000		08/01/2036	10,060,645
1,200,000	Los Alamitos, CA Unified School District COP	0.000		08/01/2034	1,295,736
2,560,000	Los Angeles County, CA Facilities (Vermont Corridor County Administration Building)	5.000		12/01/2037	3,254,170
7,000,000	Los Angeles County, CA MTA (Green Bond)	5.000		07/01/2044	8,804,040
10,000,000	Los Angeles, CA Community College District	4.000		08/01/2037	10,925,800
30,000,000	Los Angeles, CA Community Redevel. Agency (Hollywood & Vine Apartments)	1.360	[5]	04/15/2042	30,000,000
3,500,000	Los Angeles, CA Dept. of Airports	5.000		05/15/2032	4,408,775
4,365,000	Los Angeles, CA Dept. of Airports	5.000		05/15/2033	5,136,601
15,145,000	Los Angeles, CA Dept. of Airports[4]	5.000		05/15/2033	18,983,909
12,000,000	Los Angeles, CA Dept. of Airports[4]	5.000		05/15/2034	14,997,200
5,795,000	Los Angeles, CA Dept. of Airports	5.000		05/15/2034	6,805,416
22,350,000	Los Angeles, CA Dept. of Airports	5.000		05/15/2047	26,676,736
2,500,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)	5.000		05/15/2038	3,058,775
8,250,000	Los Angeles, CA Dept. of Water & Power	5.000		07/01/2041	10,168,620
15,525,000	Los Angeles, CA Dept. of Water & Power	5.000		07/01/2042	19,272,269
16,500,000	Los Angeles, CA Dept. of Water & Power[4]	5.000		07/01/2047	20,212,445
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)	6.000		06/01/2029	2,005,920
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)	6.250		06/01/2034	2,006,340
500,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)	6.375		06/01/2039	501,645
645,000	Los Angeles, CA IDA (Santee Court Parking Facility)	5.000		12/01/2020	645,110
3,185,000	Lynwood, CA Public Finance Authority	5.250		06/01/2048	3,978,065
85,000	Madera County, CA COP (Valley Children’s Hospital)	5.750		03/15/2028	85,304
8,945,000	Madera, CA Unified School District	4.000		08/01/2044	10,082,893
10,325,000	Manteca, CA Unified School District	4.000		08/01/2042	11,670,967
250,000	Marina, CA Redevel. Agency Tax Allocation	5.000		09/01/2038	285,295
50,000	Maywood, CA Public Financing Authority	7.000		09/01/2038	50,081
1,750,000	McFarland, CA Unified School District	5.500		11/01/2038	2,097,952
1,375,000	Mendota, CA Joint Powers Financing Authority Wastewater	5.150		07/01/2035	1,376,595
1,000,000	Menifee, CA Union School District Special Tax	5.000		09/01/2033	1,210,280
1,000,000	Menifee, CA Union School District Special Tax	5.000		09/01/2043	1,160,910
1,500,000	Menifee, CA Union School District Special Tax	5.000		09/01/2048	1,735,545
3,020,000	Merced, CA City School District	5.000		08/01/2048	3,745,344
1,500,000	Montebello, CA Public Financing Authority (Montebello Hotel)	5.000		12/01/2033	1,504,590
2,050,000	Moreno Valley, CA Unified School District Community Facilities District No. 2004-4	5.000		09/01/2045	2,325,807

27          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$485,000	Moreno Valley, CA Unified School District Community Facilities District No. 2015-2	5.000%		09/01/2048	$554,922
435,000	Moreno Valley, CA Unified School District Community Facilities District No. 2015-5	5.000		09/01/2044	498,758
655,000	Murrieta, CA Community Facilities District Special Tax (Golden City)	5.000		09/01/2042	769,324
1,500,000	Norco, CA Community Redevel. Agency	5.000		03/01/2030	1,743,360
2,000,000	Norco, CA Redevel. Agency Tax Allocation	6.000		03/01/2036	2,049,620
10,000,000	Northern CA Energy Authority	4.000	[5]	07/01/2049	11,042,700
4,115,000	Northern Humboldt, CA Union High School District	5.000		08/01/2043	4,860,144
1,250,000	Northern Humboldt, CA Union High School District	6.500		08/01/2034	1,383,400
2,000,000	Northern, CA Inyo County Local Hospital District	6.375		12/01/2025	2,071,320
8,680,000	Oak Grove, CA School District	0.000		08/01/2038	5,168,159
5,755,000	Oak Grove, CA School District	0.000		08/01/2042	3,364,200
1,000,000	Oak Valley, CA Hospital District	7.000		11/01/2035	1,031,050
5,000,000	Oceanside, CA Unified School District	4.000		08/01/2048	5,608,300
1,000,000	Ontario, CA Community Facilities District No. 25 Special Tax (Park Place Facilities)	5.000		09/01/2049	1,152,840
585,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108[1]	7.500		09/02/2020	603,855
1,350,000	Orange County, CA Community Facilities District (Esencia Village)	5.000		08/15/2031	1,602,625
14,055,000	Orange County, CA Local Transportation Authority	5.000		02/15/2041	18,042,685
1,250,000	Oxnard, CA Financing Authority Wastewater	5.000		06/01/2032	1,461,150
1,500,000	Oxnard, CA Financing Authority Wastewater	5.000		06/01/2033	1,750,365
850,000	Oxnard, CA Financing Authority Wastewater	5.000		06/01/2034	989,748
40,000	Palm Desert, CA Financing Authority	5.000		08/01/2033	40,773
445,000	Palm Springs, CA Community Redevel. Agency Tax Allocation	5.000		09/01/2032	519,947
5,315,000	Palmdale, CA Community Facilities District Special Tax[1]	6.125		09/01/2037	5,357,254
4,325,000	Palmdale, CA Community Facilities District Special Tax[1]	6.250		09/01/2035	4,363,233
4,835,000	Palomar, CA Health (Palomar Health/Arch Health Partners Obligated Group)	5.000		11/01/2042	5,698,047
235,000	Perris, CA Elementary School District	6.000		08/01/2029	287,365
290,000	Perris, CA Elementary School District	6.000		08/01/2030	353,620
10,225,000	Perris, CA Union High School District	4.000		09/01/2043	11,886,256
12,930,000	Perris, CA Union High School District	4.000		09/01/2048	14,895,360
3,000,000	Perris, CA Union High School District	5.000		10/01/2048	3,748,890
1,000,000	Pixley, CA Union School District (Pixley Union Elementary School District)	5.250		08/01/2044	1,178,570
50,000	Pomona, CA Unified School District	6.150		08/01/2030	56,705
1,975,000	Poway, CA Unified School District Public Financing Authority Special Tax	5.000		09/01/2035	2,376,992
500,000	Ravenswood, CA City School District	5.000		08/01/2031	615,005
500,000	Ravenswood, CA City School District	5.000		08/01/2033	612,420

28          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$750,000	Ravenswood, CA City School District	5.000%	08/01/2035	$912,938
5,300,000	Ravenswood, CA City School District	5.000	08/01/2043	6,321,257
2,500,000	Ridgecrest, CA Redevel. Agency (Ridgecrest Redevel.)	6.250	06/30/2037	2,608,650
10,530,000	Rio Hondo, CA Community College District	0.000	08/01/2042	13,038,035
498,944	Riverbank, CA Redevel. Agency (Riverbank Reinvestment)[6]	5.000	08/01/2032	446,555
535,000	Riverside County, CA Community Facilities District Special Tax No. 07-2 (Clinton Keith)	5.000	09/01/2045	628,261
3,000,000	Riverside County, CA Redevel. Agency (Desert Communities)	6.000	10/01/2037	3,163,950
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	0.000	10/01/2027	1,288,250
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	0.000	10/01/2031	1,278,700
1,325,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	6.500	10/01/2025	1,469,571
1,200,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	6.750	10/01/2030	1,333,128
1,050,000	Riverside, CA Special Tax Community Facilities District No. 92-1, Series A	5.300	09/01/2034	1,056,773
1,000,000	Ross Valley, CA School District	5.500	08/01/2041	1,089,430
2,200,000	Sacramento County, CA Airport System	5.000	07/01/2038	2,709,300
7,810,000	Sacramento County, CA Airport System	5.000	07/01/2039	9,595,054
1,005,000	Sacramento County, CA Hsg. Authority (Vintage Willow Creek Senior Apartments)	5.250	06/01/2027	1,006,065
1,095,000	Sacramento, CA City Financing Authority (North Natomas CFD No. 2)[1]	6.250	09/01/2023	1,122,627
1,290,000	Sacramento, CA Special Tax (North Natomas Community Facilities District No. 4)	5.000	09/01/2032	1,503,805
1,200,000	Sacramento, CA Special Tax (North Natomas Community Facilities District No. 4)	5.000	09/01/2033	1,396,644
1,600,000	San Bernardino County, CA Special Tax (Lytle Creek North)	5.000	09/01/2045	1,816,528
1,375,000	San Bernardino, CA Joint Powers Financing Authority (Central City)	5.750	07/01/2020	1,410,296
100,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500	09/01/2020	100,328
10,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)	5.500	09/01/2024	10,032
1,175,000	San Bernardino, CA Mountains Community Hospital District COP	5.000	02/01/2027	1,176,434
3,235,000	San Bernardino, CA Mountains Community Hospital District COP	5.000	02/01/2037	3,238,073
3,000,000	San Buenaventura, CA Community Memorial Health Systems	8.000	12/01/2031	3,395,400
5,780,000	San Diego County, CA Redevel. Agency (Gillespie Field)	5.750	12/01/2032	5,793,583
10,000,000	San Diego County, CA Water Authority	5.000	05/01/2033	12,405,100

29          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$10,000,000	San Diego County, CA Water Authority	5.000%	05/01/2034	$12,361,900
10,125,000	San Diego County, CA Water Authority	5.000	05/01/2037	12,428,438
3,000,000	San Diego, CA Hsg. Authority (Sorrento Tower Apartments)	5.000	05/01/2029	3,163,020
14,155,000	San Diego, CA Unified School District	4.000	07/01/2047	16,022,186
15,000,000	San Francisco, CA Bay Area Rapid Transit District	4.000	08/01/2044	17,587,200
1,000,000	San Francisco, CA Bay Area Rapid Transit District	5.000	07/01/2031	1,213,420
5,000,000	San Francisco, CA City & County Airports Commission[1]	4.000	05/01/2050	5,618,900
1,000,000	San Francisco, CA City & County Airports Commission	5.000	05/01/2031	1,090,150
1,930,000	San Francisco, CA City & County Airports Commission	5.000	05/01/2042	2,321,076
12,020,000	San Francisco, CA City & County Airports Commission	5.000	05/01/2043	14,645,649
5,275,000	San Francisco, CA City & County Airports Commission	5.000	05/01/2047	6,299,880
13,250,000	San Francisco, CA City & County Airports Commission	5.000	05/01/2048	16,039,920
15,540,000	San Francisco, CA City & County Airports Commission (San Francisco International Airport)	5.000	05/01/2046	18,284,986
7,250,000	San Francisco, CA City & County Public Utilities Commission	5.000	10/01/2043	9,129,853
500,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2031	544,090
400,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	6.750	08/01/2033	432,964
500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	7.000	08/01/2033	542,655
500,000	San Gorgonio, CA Memorial Health Care District	5.000	08/01/2032	564,950
250,000	San Jacinto, CA Unified School District Special Tax	5.000	09/01/2043	284,970
1,000,000	San Jose, CA Airport (Norman Y Mineta San Jose International Airport)	5.000	03/01/2025	1,057,450
35,000	San Jose, CA Improvement Bond Act 1915	5.875	09/02/2023	36,358
3,150,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)	6.200	01/01/2041	3,152,363
4,025,000	San Jose, CA Multifamily Hsg. (Fallen Leaves Apartments)	5.100	12/01/2032	4,029,428
5,275,000	San Jose, CA Multifamily Hsg. (Orvieto Family Apartments)	4.750	08/01/2029	5,421,803
25,000	San Jose, CA Special Tax Community Facilities District No. 9 (Bailey Highway 101)	6.600	09/01/2027	25,016
5,000,000	San Leandro, CA Unified School District	4.000	08/01/2043	5,642,650
10,000,000	San Marcos, CA Unified School District[4]	5.250	08/01/2031	10,841,250
750,000	San Marcos, CA Unified School District Special Tax	5.000	09/01/2048	867,180
10,000,000	San Mateo County, CA Community College District	5.000	09/01/2045	12,707,800

30          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$18,075,000	San Mateo County, CA Joint Powers Financing Authority	5.000%	07/15/2043	$22,544,767
5,000,000	San Mateo Foster City, CA Public Financing Authority (San Mateo Sewer/Estero Municipal Improvement Obligated Group)	4.000	08/01/2044	5,779,950
2,950,000	San Rafael, CA Elementary School District	4.000	08/01/2047	3,312,998
12,695,000	Santa Barbara County, CA Solid Waste System	5.000	12/01/2037	15,940,731
5,000,000	Santa Barbara County, CA Solid Waste System	5.000	12/01/2038	6,229,050
4,010,000	Santa Clara County, CA Hsg. Authority (Julian Street Partners)	4.750	11/01/2027	4,171,563
1,000,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)	5.850	08/01/2031	1,001,780
2,070,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)	6.000	08/01/2041	2,073,188
3,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)	5.750	06/01/2026	3,254,100
1,750,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)	5.875	07/01/2036	1,900,553
2,600,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)	5.875	07/01/2042	2,818,738
1,500,000	Saugus, CA Union School District Community Facilities District No. 2006[1]	11.625	09/01/2038	1,500,000
2,825,000	Saugus, CA Union School District Community Facilities District No. 2006[1]	11.625	09/01/2038	2,825,000
5,000,000	Sequoia, CA Unified High School District	6.000	07/01/2043	5,471,000
1,720,000	Signal Hill, CA Redevel. Agency Tax Allocation	7.000	10/01/2026	1,859,268
4,150,000	South El Monte, CA Improvement District	5.000	08/01/2035	4,868,614
790,000	Southern CA Mono Health Care District	5.000	08/01/2021	843,823
2,085,000	Southern CA Public Power Authority	5.000	11/01/2033	2,775,469
13,000,000	Southern CA Public Power Authority	5.000	07/01/2035	15,199,990
470,000	Southern CA Public Power Authority	5.250	11/01/2022	524,182
50,000	Southern CA Public Power Authority	5.250	11/01/2023	57,351
250,000	Southern CA Public Power Authority	5.250	11/01/2026	307,358
205,000	Southern CA Public Power Authority Natural Gas	5.000	11/01/2028	257,382
165,000	Southern CA Public Power Authority Natural Gas	5.000	11/01/2029	210,350
2,255,000	Southern CA Public Power Authority Natural Gas	5.250	11/01/2027	2,828,244
4,000,000	Southern CA Tobacco Securitization Authority (TASC)	5.000	06/01/2037	4,017,000
225,000	Stockton, CA Public Financing Authority (Parking)	5.125	09/01/2030	225,119
1,000,000	Stockton, CA Redevel. Agency	5.000	09/01/2034	1,212,140
3,325,000	Susanville, CA Natural Gas[1]	4.000	06/01/2045	3,743,751
1,000,000	Susanville, CA Public Financing Authority (Utility Enterprises)	5.500	06/01/2030	1,021,020
3,000,000	Tahoe-Truckee, CA Unified School District	5.000	08/01/2039	3,654,480
950,000	Tahoe-Truckee, CA Unified School District	5.000	08/01/2041	1,149,947
25,000	Tracy, CA Operating Partnership Joint Powers Authority	4.500	03/01/2037	25,055
500,000	Tulare, CA Health Care District	6.500	08/01/2026	501,740

31          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$375,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)	7.125%		09/01/2026	$420,656
500,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)	7.400		09/01/2032	563,585
415,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)	7.400		09/01/2032	467,776
425,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)	7.650		09/01/2042	481,138
4,000,000	University of California	1.250	[5]	05/15/2048	4,000,000
12,840,000	University of California[4]	5.000		05/15/2037	15,679,395
15,000,000	University of California[4]	5.000		05/15/2038	16,931,350
5,000,000	University of California	5.000		05/15/2042	6,173,350
16,000,000	University of California	5.000		05/15/2043	19,995,840
4,000,000	University of California	5.000		05/15/2048	4,966,440
750,000	Upland, CA Community Facilities District Special Tax (Improvement Area No. 1)	4.000		09/01/2049	812,310
1,030,000	Upland, CA Community Facilities District Special Tax (Improvement Area No. 2 Colonies San Antonio)	5.000		09/01/2029	1,165,939
1,080,000	Upland, CA Community Facilities District Special Tax (Improvement Area No. 2 Colonies San Antonio)	5.000		09/01/2030	1,220,033
1,000,000	Vernon, CA Electric System	5.125		08/01/2033	1,071,720
4,000,000	Vernon, CA Electric System	5.500		08/01/2041	4,303,840
65,000	Vernon, CA Redevel. Agency Tax Allocation	5.000		09/01/2035	65,086
485,000	Victorville, CA Special Tax Community Facilities District 07-01[1]	5.350		09/01/2042	505,486
1,000,000	Vista, CA Unified School District	4.000		08/01/2044	1,155,990
445,000	West Covina, CA Public Financing Authority	5.000		05/01/2031	549,571
1,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)	7.500		09/01/2042	1,697,640
610,000	West Patterson, CA Financing Authority Special Tax Community Facilities District No. 2015-1	5.250		09/01/2035	667,596
1,550,000	West Patterson, CA Financing Authority Special Tax Community Facilities District No. 2015-1	5.250		09/01/2045	1,678,914
1,065,000	West Sacramento, CA Special Tax Community Facilities District No. 29 (Port Towne)[1]	5.000		09/01/2044	1,245,145
2,300,000	Woodland, CA Finance Authority	6.000		03/01/2036	2,458,976
1,500,000	Woodland, CA Finance Authority	6.000		03/01/2041	1,602,525
1,150,000	Woodland, CA Special Tax Community Facilities District No. 2004-1	5.000		09/01/2044	1,331,666
4,285,000	Yuba, CA Community College District	4.000		08/01/2047	4,812,269
					1,558,005,390
U.S. Possessions—7.1%
1,000,000	Guam International Airport Authority	6.000		10/01/2034	1,180,480
2,500,000	Guam International Airport Authority	6.125		10/01/2043	2,939,900
250,000	Guam Power Authority, Series A	5.000		10/01/2023	278,175
320,000	Guam Power Authority, Series A	5.000		10/01/2024	355,942

32          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$570,000	Guam Power Authority, Series A	5.000%		10/01/2030	$630,528
1,915,000	Northern Mariana Islands Ports Authority, Series A	5.500		03/15/2031	1,869,691
1,080,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	1,044,101
12,000,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	12,180,000
2,515,000	Puerto Rico Aqueduct & Sewer Authority	6.125		07/01/2024	2,697,338
2,920,000	Puerto Rico Children’s Trust Fund (TASC)	5.375		05/15/2033	2,962,866
8,455,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	8,599,581
500,000	Puerto Rico Commonwealth GO6	5.250		07/01/2030	366,250
1,450,000	Puerto Rico Commonwealth GO6	5.375		07/01/2030	1,004,125
1,480,000	Puerto Rico Commonwealth GO, NPFGC	5.500		07/01/2020	1,513,522
1,000,000	Puerto Rico Commonwealth GO, FGIC[9]	5.500		07/01/2021	830,000
5,000,000	Puerto Rico Commonwealth GO6	5.500		07/01/2026	3,225,000
1,615,000	Puerto Rico Commonwealth GO6	5.500		07/01/2027	1,041,675
4,525,000	Puerto Rico Commonwealth GO6	5.750		07/01/2028	2,918,625
1,020,000	Puerto Rico Commonwealth GO6	5.750		07/01/2038	729,300
80,000	Puerto Rico Commonwealth GO, AGC	6.000		07/01/2036	83,005
2,500,000	Puerto Rico Commonwealth GO6	6.000		07/01/2039	1,831,250
3,000,000	Puerto Rico Commonwealth GO6	6.500		07/01/2037	2,212,500
1,000,000	Puerto Rico Commonwealth GO6	6.500		07/01/2040	695,000
7,350,000	Puerto Rico Electric Power Authority[6]	6.750		07/01/2036	6,036,188
4,000,000	Puerto Rico Electric Power Authority, Series A6	5.000		07/01/2042	3,200,000
1,000,000	Puerto Rico Electric Power Authority, Series A6	5.050		07/01/2042	800,000
476,247	Puerto Rico Electric Power Authority, Series A-4[6]	10.000		07/01/2019	407,786
476,247	Puerto Rico Electric Power Authority, Series B-4[6]	10.000		07/01/2019	407,786
453,432	Puerto Rico Electric Power Authority, Series E-1[6]	10.000		01/01/2021	401,854
453,432	Puerto Rico Electric Power Authority, Series E-2[6]	10.000		07/01/2021	401,854
151,144	Puerto Rico Electric Power Authority, Series E-2[6]	10.000		01/01/2022	133,951
151,143	Puerto Rico Electric Power Authority, Series E-4[6]	10.000		07/01/2022	133,950
2,500,000	Puerto Rico Highway & Transportation Authority[6]	5.500		07/01/2030	2,156,250
100,000	Puerto Rico Infrastructure, FGIC[9]	5.500		07/01/2020	83,250
1,220,000	Puerto Rico Infrastructure (Mepsi Campus)[6]	6.500		10/01/2037	247,050
170,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	170,653
225,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	225,563
6,055,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	6,213,944
930,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)	5.625		07/01/2022	839,325
5,000,000	Puerto Rico Public Buildings Authority[6]	6.750		07/01/2036	4,318,750
3,586,343	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.242	[2]	08/01/2043	2,609,065
3,817,508	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.252	[2]	08/01/2042	2,777,237
1,180,941	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.330	[2]	08/01/2043	162,379
1,257,086	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.344	[2]	08/01/2042	172,849
1,616,000	Puerto Rico Sales Tax Financing Corp., Series A	4.825	[2]	07/01/2031	1,095,551
11,974,000	Puerto Rico Sales Tax Financing Corp., Series A	4.859	[2]	07/01/2033	7,406,398

33          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$213,000	Puerto Rico Sales Tax Financing Corp., Series A-1	3.973%[2]		07/01/2024	$185,845
404,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.259	[2]	07/01/2027	319,681
419,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.500		07/01/2034	448,523
212,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.550		07/01/2040	218,824
395,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.560	[2]	07/01/2029	290,558
1,556,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.750		07/01/2053	1,599,272
8,179,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.000		07/01/2058	8,548,364
5,445,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.894	[2]	07/01/2046	1,462,200
4,436,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.951	[2]	07/01/2051	862,092
2,154,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.329		07/01/2040	2,194,388
65,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.536		07/01/2053	66,054
865,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.784		07/01/2058	889,869
2,190,000	University of Puerto Rico, Series P	5.000		06/01/2030	2,179,050
3,055,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000		10/01/2019	3,055,000
840,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000		10/01/2032	837,900
					114,748,107

Total Investments, at Value (Cost $1,577,483,570)—103.8%					1,672,753,497
Net Other Assets (Liabilities)—(3.8)					(61,827,143)
Net Assets—100.0%					$1,610,926,354

Footnotes to Schedule of Investments

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

5. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

6. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

7. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

8. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

9. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

To simplify the listings of securities, abbreviations are used per the table below:
ABAG	Association of Bay Area Governments
AcadF	Academy Foundation

34          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
AFound	Archival Foundation
AGC	Assured Guaranty Corp.
AMF	Academy Museum Foundation
AOMPAAS	Academy of Motion Pictures Arts and Sciences
CDA	Communities Devel. Authority
CEDCA	County of El Dorado CA Assesment District No. 19-01
CFD	Community Facilities District
CHCC	Community Hospitals of Central California
CHF	City Hospital Foundation
COCAD	City of Oakley CA Assessment District No. 19-02
COFINA	Corporación del Fondo de Interés Apremiante
COP	Certificates of Participation
EBPC	East Bay Prenatal Center
EMC	Eden Medical Center
FCHMC	Fresno Community Hospital & Medical Center
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation

HFA	Housing Finance Agency
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MPHS	Mills-Peninsula Health Services
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MTA	Metropolitan Transportation Authority
NCCD	National Campus and Community Development
NPFGC	National Public Finance Guarantee Corp.
OCEAA	Orange County Educational Arts Academy
PAMFHCR&E	Palo Alto Medical Foundation for Health Care Research & Education
SBH	Sutter Bay Hospitals
SBMF	Sutter Bay Medical Foundation
SCHosp	Sutter Coast Hospital
SCVH	Sutter Central Valley Hospitals
SEBH	Sutter East Bay Hospitals
SGMF	Sutter Gould Medical Foundation
SHlth	Sutter Health
SHSSR	Sutter Health Sacramento Sierra Regional
SMCCV	Sutter Medical Center of Castro Valley
SMF	Sutter Medical Foundation
SVlyH	Sutter Valley Hospitals
SVMF	Sutter Valley Medical Foundation
SVNA&H	Sutter Visiting Nurse Association & Hospice

TASC	Tobacco Settlement Asset-Backed Bonds
TVSRF	The Vince Street Archive Foundation
UCR	University of California, Riverside
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

35          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS July 31, 2019

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—105.0%
California—97.7%
$1,000,000	Adelanto, CA Community Facilities District Special Tax No. 2006-2	5.000%		09/01/2045	$1,112,830
2,675,000	Adelanto, CA Elementary School District Community Facilities District No. 1	5.250		09/01/2026	2,676,685
1,570,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.400		09/01/2036	1,570,832
25,000	Adelanto, CA Improvement Agency, Series B	5.500		12/01/2023	25,076
1,115,000	Adelanto, CA Public Utility Authority	5.000		07/01/2024	1,117,687
5,710,000	Adelanto, CA Public Utility Authority	5.000		07/01/2039	5,960,441
2,000,000	Adelanto, CA Public Utility Authority	5.000		07/01/2039	2,414,840
1,270,000	Alhambra, CA (Atherton Baptist Homes)	7.500		01/01/2030	1,303,998
1,000,000	Alhambra, CA (Atherton Baptist Homes)	7.625		01/01/2040	1,027,280
3,375,000	Alta Loma, CA School District	5.000		08/01/2044	4,021,717
1,350,000	Anaheim, CA Public Financing Authority	5.000		05/01/2034	1,568,254
25,000	Apple Valley, CA Redevel. Agency Tax Allocation	5.000		06/01/2032	25,031
1,250,000	Atwater, CA Wastewater	5.000		05/01/2040	1,485,650
1,300,000	Atwater, CA Wastewater	5.000		05/01/2043	1,540,760
765,000	Azusa, CA Special Tax Community Facilities District No. 05-1	5.000		09/01/2021	767,463
415,000	Bakersfield, CA Improvement Bond Act 1915	5.350		09/02/2022	298,800
1,130,000	Bakersfield, CA Improvement Bond Act 1915	5.400		09/02/2025	813,600
1,085,000	Bakersfield, CA Improvement Bond Act 1915[1]	7.375		09/02/2028	1,086,085
750,000	Beaumont, CA Financing Authority, Series A	5.000		09/01/2036	814,095
115,000	Beaumont, CA Financing Authority, Series A	5.125		09/01/2028	124,812
120,000	Beaumont, CA Financing Authority, Series A	5.250		09/01/2029	130,266
250,000	Beaumont, CA Financing Authority, Series A	5.625		09/01/2032	273,112
4,405,000	Beaumont, CA Financing Authority, Series A	5.875		09/01/2042	4,793,829
1,500,000	Beaumont, CA Financing Authority, Series A	6.375		09/01/2042	1,618,995
5,000	Beaumont, CA Financing Authority, Series A	7.000		09/01/2023	5,009
1,560,000	Beaumont, CA Financing Authority, Series B	5.000		09/01/2025	1,781,504
635,000	Beaumont, CA Financing Authority, Series B	5.000		09/01/2034	694,144
125,000	Beaumont, CA Special Tax Community Facilities District No. 2016-1 (Fairway Canyon)	5.000		09/01/2030	147,055
140,000	Beaumont, CA Special Tax Community Facilities District No. 2016-1 (Fairway Canyon)	5.000		09/01/2031	163,908
775,000	Beaumont, CA Special Tax Community Facilities District No. 2016-1 (Fairway Canyon)	5.000		09/01/2049	880,477
500,000	Blythe, CA Community Facilities District Special Tax (Hidden Beaches)	5.300		09/01/2035	501,060
1,000,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	5.000		05/01/2038	1,116,560
2,095,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	9.750		05/01/2038	2,331,127
1,010,000	Brea, CA Redevel. Agency	6.591	[2]	08/01/2031	465,065
2,930,000	Brea, CA Redevel. Agency	6.675	[2]	08/01/2032	1,245,924
2,300,000	Brea, CA Redevel. Agency	6.830	[2]	08/01/2033	897,299
5,000,000	Brea, CA Redevel. Agency	6.869	[2]	08/01/2034	1,791,050

36          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$30,000	Butte County, CA Hsg. Authority (Affordable Hsg. Pool)[1]	7.000%		10/01/2020	$30,137
3,000,000	CA ABAG Finance Authority for NonProfit Corporations (Casa De Las Campanas)	6.000		09/01/2037	3,154,740
25,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)	5.350		10/01/2029	25,050
15,000	CA Bay Area Governments Association	4.125		09/01/2019	15,026
2,845,000	CA Communities Transportation Revenue COP	6.000		06/01/2042	3,181,763
2,500,000	CA Community College Financing Authority (NCCD-Orange Coast Properties)	5.250		05/01/2053	2,905,525
2,500,000	CA Community Hsg. Agency (Annadel Apartments)	5.000		04/01/2049	2,753,350
5,290,000	CA County Tobacco Securitization Agency	4.000		06/01/2029	5,388,182
3,185,000	CA County Tobacco Securitization Agency	4.461	[2]	06/01/2033	1,451,341
62,110,000	CA County Tobacco Securitization Agency	5.305	[2]	06/01/2046	11,165,515
45,600,000	CA County Tobacco Securitization Agency	5.368	[2]	06/01/2057	1,767,000
55,250,000	CA County Tobacco Securitization Agency	6.045	[2]	06/01/2057	1,491,197
51,500,000	CA County Tobacco Securitization Agency	6.695	[2]	06/01/2057	1,664,995
71,700,000	CA County Tobacco Securitization Agency	6.998	[2]	06/01/2055	4,558,686
320,360,000	CA County Tobacco Securitization Agency	7.548	[2]	06/01/2055	17,687,076
309,500,000	CA County Tobacco Securitization Agency	8.248	[2]	06/01/2055	17,443,420
700,000	CA County Tobacco Securitization Agency (TASC)	5.100	[3]	06/01/2028	700,280
3,725,000	CA County Tobacco Securitization Agency (TASC)	5.125		06/01/2038	3,725,596
675,000	CA County Tobacco Securitization Agency (TASC)	5.750		06/01/2029	682,405
12,275,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2035	12,402,414
2,070,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2043	2,099,911
10,835,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2035	10,841,284
18,385,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2042	18,566,092
9,685,000	CA County Tobacco Securitization Agency (TASC)	6.125		06/01/2038	9,686,356
41,800,000	CA County Tobacco Securitization Agency (TASC)	7.070	[2]	06/01/2046	6,260,804
290,000	CA Dept. of Water Resources (Center Valley)[4]	5.250		12/01/2035	306,361
9,710,000	CA Dept. of Water Resources (Center Valley)[4]	5.250		12/01/2035	10,257,838
5,000,000	CA Educational Facilities Authority (Pepperdine University)	5.000		10/01/2049	5,836,050
2,730,000	CA Educational Facilities Authority (University of San Francisco)	5.000		10/01/2043	3,296,584
635,000	CA Educational Facilities Authority (University of San Francisco)	6.125		10/01/2036	705,936
615,000	CA Educational Facilities Authority (University of San Francisco)	6.125		10/01/2036	682,994
2,500,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	2,621,850
25,150,000	CA GO4	5.000		09/01/2034	29,825,392
13,000,000	CA GO	5.000		08/01/2035	16,032,770
10,000,000	CA GO	5.000		08/01/2036	12,063,200
3,550,000	CA GO	5.000		02/01/2038	3,868,435
20,000	CA GO	5.250		06/01/2021	20,288
5,000	CA GO	5.500		10/01/2022	5,038
5,000	CA GO	5.750		05/01/2030	5,019

37          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$1,500,000	CA GO	6.000%	03/01/2033	$1,542,585
15,000	CA GO	6.250	10/01/2019	15,130
50,000	CA GO	6.250	10/01/2019	50,433
3,000,000	CA Golden State Tobacco Securitization Corp.	5.000	06/01/2047	3,031,560
2,500,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000	06/01/2040	2,895,975
2,030,000	CA Health Facilities Financing Authority (Community Programs for Persons with Developmental Disabilities)	6.250	02/01/2026	2,179,956
14,215,000	CA Health Facilities Financing Authority (Providence Health & Service/Provident Health System-Oregon Obligated Group)[4]	5.500	10/01/2039	14,323,072
13,500,000	CA Health Facilities Financing Authority (SHlth/EMC/MPHS/PAMFHCR&E/SCHosp/SCVH/SEBH/ SGMF/SHSSR/SMF/SMCCV Obligated Group)[4]	5.250	08/15/2031	14,575,039
10,000,000	CA Health Facilities Financing Authority (SHlth/SBH/SVNA&H/SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)	5.000	11/15/2048	11,890,400
885,000	CA Independent Cities Finance Authority Mobile Home Park (Hacienda Valley Estates)	5.000	11/15/2034	995,138
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)	6.250	07/15/2045	1,039,420
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Rancho Del Sol & Grandview)	5.500	05/15/2047	1,079,370
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Union City Tropics)	5.000	05/15/2048	1,176,830
2,000,000	CA Infrastructure and Economic Devel. (AOMPAAS/TVSRF/AcadF/AFound/AMF Obligated Group)	5.000	11/01/2041	2,245,300
55,000	CA M-S-R Public Power Agency (San Juan)	6.000	07/01/2022	60,542
505,000	CA Municipal Finance Authority (Caritas Acquisitions/Caritas Corp. Obligated Group)[1]	6.400	08/15/2045	531,280
250,000	CA Municipal Finance Authority (Casa Griffin Apartments)	5.750	10/01/2034	257,000
3,750,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2034	4,423,612
4,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2035	4,702,640
2,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2036	2,344,220
1,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2037	1,168,510
4,250,000	CA Municipal Finance Authority (CHF-Davis-West Village Student Hsg.)	5.000	05/15/2043	5,013,640
3,000,000	CA Municipal Finance Authority (CHF-Riverside-UCR Dundee Glasgow Student Hsg.)	5.000	05/15/2043	3,539,040
1,000,000	CA Municipal Finance Authority (Emerson College)	5.750	01/01/2033	1,114,530

38          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$1,000,000	CA Municipal Finance Authority (Emerson College)	6.000%	01/01/2042	$1,120,480
500,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	5.750	01/01/2022	517,660
1,070,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	6.625	01/01/2032	1,130,936
2,135,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	6.875	01/01/2042	2,264,701
8,000,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)	5.000	12/31/2036	9,535,760
18,200,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)	5.000	12/31/2043	21,354,242
1,500,000	CA Municipal Finance Authority (OCEAA)	7.000	10/01/2039	1,501,500
7,500,000	CA Municipal Finance Authority (Orange County Civic Center)	5.000	06/01/2043	9,036,150
26,360,000	CA Municipal Finance Authority (Orange County Civic Center)	5.000	06/01/2048	31,540,531
600,000	CA Municipal Finance Authority (Southwestern Law School)	6.500	11/01/2031	671,976
1,250,000	CA Municipal Finance Authority (Southwestern Law School)	6.500	11/01/2041	1,387,725
2,620,000	CA Municipal Finance Authority (Town & Country Manor of the Christian & Missionary Alliance)	5.000	07/01/2049	3,187,571
5,000,000	CA Municipal Finance Authority Mobile Home Park (Caritas Acquisitions)	5.500	08/15/2047	5,361,700
1,200,000	CA Municipal Finance Authority Mobile Home Park (Caritas Affordable Housing)	5.250	08/15/2039	1,352,808
2,000,000	CA Pollution Control Financing Authority (Aemerge Redpak Services Southern CA)[5]	8.000	12/01/2027	1,300,000
3,500,000	CA Pollution Control Financing Authority (Aemerge Redpak Services Southern California)[5]	7.000	12/01/2027	2,800,000
1,425,000	CA Pollution Control Financing Authority (Calplant I)	7.500	07/01/2032	1,495,495
1,900,000	CA Pollution Control Financing Authority (Calplant I)	8.000	07/01/2039	2,067,884
1,500,000	CA Pollution Control Financing Authority (San Diego County Water Authority)	5.000	11/21/2045	1,783,695
1,400,000	CA Public Finance Authority Charter School (Laverne Elementary Preparatory Academy)	5.000	06/15/2049	1,433,012
255,000	CA Public Financing Authority (Trinity Classical Academy)	5.000	07/01/2044	264,272
600,000	CA Public Financing Authority (Trinity Classical Academy)	5.000	07/01/2054	614,586
11,905,000	CA Public Works	4.000	04/01/2033	13,445,507
2,795,000	CA Public Works	5.750	03/01/2030	2,874,126
2,500,000	CA Public Works	6.000	03/01/2035	2,574,375
365,000	CA Public Works	6.125	11/01/2029	369,712
8,370,000	CA Public Works	6.375	11/01/2034	8,483,162
2,000,000	CA Public Works (California State Prisons)	5.750	10/01/2031	2,195,540

39          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$900,000	CA Public Works (Dept. of Mental Health)	5.000%		11/01/2031	$902,745
1,250,000	CA Public Works (Judicial Council)	5.000		12/01/2031	1,359,937
3,485,000	CA School Finance Authority Charter School (Inspire Charter Schools)	3.000		07/15/2020	3,490,506
1,250,000	CA School Finance Authority School Facility (Escuela Popular Del Pueblo)	6.250		07/01/2037	1,294,837
870,000	CA School Finance Authority School Facility (Kipp LA Schools)	5.000		07/01/2047	999,439
12,650,000	CA Silicon Valley Tobacco Securitization Authority	5.845	[2]	06/01/2047	2,312,547
50,000,000	CA Silicon Valley Tobacco Securitization Authority	7.108	[2]	06/01/2056	4,367,000
18,420,000	CA Silicon Valley Tobacco Securitization Authority	8.818	[2]	06/01/2036	7,241,086
10,000,000	CA Silicon Valley Tobacco Securitization Authority	10.496	[2]	06/01/2041	2,919,500
100,000	CA Statewide CDA	4.446	[2]	09/01/2028	51,826
100,000	CA Statewide CDA	5.078	[2]	09/01/2034	32,995
50,000	CA Statewide CDA	6.750		09/01/2037	50,070
2,625,000	CA Statewide CDA (Bentley School)	7.000		07/01/2040	2,755,069
2,705,000	CA Statewide CDA (Cathedral City Heritage Park/ Glendale Heritage Park Obligated Group)	5.200		06/01/2036	2,720,635
1,200,000	CA Statewide CDA (CHF-Irvine)	5.000		05/15/2040	1,386,336
1,375,000	CA Statewide CDA (Front Porch Communities & Services)	5.000		04/01/2047	1,596,719
1,400,000	CA Statewide CDA (Guidance Charter School)[5,6]	6.500		07/01/2037	546,000
5,100,000	CA Statewide CDA (Guidance Charter School)[5,6]	6.750		07/01/2052	1,989,000
5,000,000	CA Statewide CDA (Loma Linda University Medical Center)	5.500		12/01/2058	5,818,900
1,000,000	CA Statewide CDA (Methodist Hospital of Southern California)	5.000		01/01/2043	1,166,220
3,375,000	CA Statewide CDA (NCCD-Hooper Street - College of the Arts)	5.250		07/01/2049	3,835,755
2,735,000	CA Statewide CDA (Orinda Wilder)	5.000		09/01/2037	3,083,521
650,000	CA Statewide CDA (Pacific Highlands Ranch)	5.000		09/02/2049	763,691
2,865,000	CA Statewide CDA (Yucaipa Valley Water Reservoir)[1]	6.000		09/02/2044	2,926,941
2,000,000	CA Statewide CDA School Facilities (47th & Main)	6.375		07/01/2047	2,142,100
65,000	CA Statewide CDA Special Tax Community Facilities District No. 97	3.872	[2]	09/01/2022	54,730
5,000	CA Statewide CDA Water	7.000		07/01/2022	5,008
1,045,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2037	1,052,451
8,550,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2037	8,610,961
45,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2043	45,271
185,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2043	186,116
1,320,000	CA Valley Sanitation District	5.200		09/02/2030	1,323,076
2,500,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)[7]	5.500		09/01/2036	700,000

40          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$2,325,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)[7]	5.550%	09/01/2036	$999,750
35,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)	7.250	08/01/2033	38,522
25,000	Carlsbad, CA Improvement Bond Act 1915	5.500	09/02/2028	25,063
545,000	Carson, CA Public Financing Authority (Carson Reassessment District No. 2001-1)	5.000	09/02/2030	683,368
100,000	Carson, CA Public Financing Authority (Remediation)	6.500	10/01/2036	100,898
95,000	Carson, CA Redevel. Agency	4.500	01/01/2032	95,218
925,000	Castaic, CA Union School District Community Facilities District No. 92-1	9.000	10/01/2019	931,799
3,035,000	Central Basin, CA Municipal Water District	5.000	08/01/2044	3,480,386
1,100,000	Chino, CA Public Financing Authority	5.000	09/01/2034	1,301,674
865,000	Chino, CA Public Financing Authority	5.000	09/01/2035	1,020,890
12,480,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)	4.000	05/01/2039	12,485,990
2,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)	5.875	01/01/2034	2,008,080
5,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)	5.875	02/15/2034	5,020,200
35,000	Clovis, CA Public Financing Authority	4.625	08/01/2029	35,093
1,060,000	Clovis, CA Wastewater	5.250	08/01/2030	1,287,084
500,000	Clovis, CA Wastewater	5.250	08/01/2031	605,520
650,000	Coachella, CA Community Facilities District No. 2018-1 (Glenroy)[1]	5.000	09/01/2030	730,242
1,090,000	Coachella, CA Community Facilities District No. 2018-1 (Glenroy)	5.000	09/01/2038	1,203,393
2,015,000	Coachella, CA Community Facilities District No. 2018-1 (Glenroy)	5.000	09/01/2048	2,217,588
1,525,000	Coachella, CA Community Facilities District No. 2018-1 (Glenroy)	5.000	09/01/2053	1,660,740
1,000,000	Compton, CA Public Finance Authority	5.250	09/01/2027	1,002,410
4,870,000	Corcoran, CA Hospital District	8.000	08/01/2034	4,886,461
935,000	Corona, CA Community Facilities District (Buchanan Street)	5.150	09/01/2036	935,552
110,000	Corona, CA Community Facilities District (Eagle Glen II)	6.000	09/01/2031	110,135
50,000	Daly City, CA Hsg. Devel. Finance Agency (Franciscan Mobile Home Park)	5.000	12/15/2037	50,123
915,000	Daly City, CA Hsg. Devel. Finance Agency (Third Tier Franciscan)	6.500	12/15/2047	916,647
1,220,000	Dehesa, CA School District	5.500	06/01/2044	1,413,272
1,855,000	Desert Hot Springs, CA Community Facilities District Special Tax	6.375	09/01/2038	1,906,977
3,725,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation	7.375	09/01/2039	3,743,923
1,000,000	Dinuba, CA Wastewater System	5.375	09/01/2038	1,007,370

41          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$15,000,000	East Bay, CA Municipal Utility District (Water System)[4]	5.000%		06/01/2036	$15,504,375
1,725,000	East Bay, CA Municipal Utility District (Water System)	5.000		06/01/2036	2,072,656
865,000	Fairfield, CA Community Facilities District Special Tax (Fairfield Commons)	6.875		09/01/2038	868,858
1,000,000	Fontana, CA Special Tax Community Facilities District No. 80	5.000		09/01/2046	1,147,040
5,145,000	Grossmont, CA Union High School District[4]	5.500		08/01/2030	5,145,000
4,895,000	Grossmont, CA Union High School District[4]	5.500		08/01/2031	4,895,000
500,000	Hollister, CA Redevel. Agency Tax Allocation	7.000		10/01/2032	504,790
1,600,000	Hollister, CA Redevel. Agency Tax Allocation (Hollister Community Devel.)	5.000		10/01/2030	1,860,144
1,305,000	Hollister, CA Redevel. Agency Tax Allocation (Hollister Community Devel.)	5.000		10/01/2032	1,511,634
3,675,000	Hollister, CA School District	4.000		09/01/2046	3,983,112
1,430,000	Imperial County, CA Community Facilities District No. 2004-2 Special Tax	5.900		09/01/2037	1,433,589
4,500,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	3.678		06/01/2038	4,641,255
630,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.000		09/01/2032	676,708
335,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.000		09/01/2037	357,502
1,175,000	Lake Elsinore, CA Public Financing Authority (Villages Wasson Canyon)	5.250		09/01/2038	1,250,787
420,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.000	[3]	09/01/2025	445,586
375,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.100	[3]	09/01/2026	398,145
885,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.150	[3]	09/01/2027	939,578
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.200	[3]	09/01/2028	1,059,800
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.250	[3]	09/01/2029	529,570
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.300	[3]	09/01/2030	529,545
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.375	[3]	09/01/2032	1,058,110
580,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)	6.875		08/01/2039	580,000
3,805,000	Lathrop, CA Special Tax Community Facilities District No. 03-2	7.000		09/01/2033	3,817,480
1,000,000	Lennox, CA School District COP	5.000		10/01/2034	1,094,830
50,000	Long Beach, CA Bond Finance Authority Natural Gas	5.500		11/15/2028	64,312
1,000,000	Long Beach, CA Bond Finance Authority Natural Gas	5.500		11/15/2037	1,384,960

42          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,300,000	Long Beach, CA Harbor Revenue	5.000%		05/15/2037	$1,550,484
14,670,000	Long Beach, CA Harbor Revenue	5.000		05/15/2040	17,343,461
8,210,000	Long Beach, CA Harbor Revenue	5.000		05/15/2043	9,660,297
8,175,000	Long Beach, CA Unified School District	5.000		08/01/2036	9,867,634
1,200,000	Los Alamitos, CA Unified School District COP	0.000	[3]	08/01/2034	1,252,944
2,560,000	Los Angeles County, CA Facilities (Vermont Corridor County Administration Building)	5.000		12/01/2037	3,157,248
7,000,000	Los Angeles County, CA MTA (Green Bond)	5.000		07/01/2044	8,593,830
10,000,000	Los Angeles, CA Community College District	4.000		08/01/2037	10,798,700
2,075,000	Los Angeles, CA Community Devel. Agency (Adelante Eastside Redevel.)	6.500		09/01/2039	2,084,877
3,500,000	Los Angeles, CA Dept. of Airports	5.000		05/15/2032	4,323,340
15,145,000	Los Angeles, CA Dept. of Airports[4]	5.000		05/15/2033	18,620,461
4,365,000	Los Angeles, CA Dept. of Airports	5.000		05/15/2033	5,070,864
12,000,000	Los Angeles, CA Dept. of Airports[4]	5.000		05/15/2034	14,696,440
5,795,000	Los Angeles, CA Dept. of Airports	5.000		05/15/2034	6,713,855
22,350,000	Los Angeles, CA Dept. of Airports	5.000		05/15/2047	26,173,862
2,500,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)	5.000		05/15/2038	2,999,125
8,250,000	Los Angeles, CA Dept. of Water & Power	5.000		07/01/2041	9,949,418
15,525,000	Los Angeles, CA Dept. of Water & Power	5.000		07/01/2042	18,779,195
16,500,000	Los Angeles, CA Dept. of Water & Power[4]	5.000		07/01/2047	19,720,525
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)	6.000		06/01/2029	2,006,160
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)	6.250		06/01/2034	2,006,520
500,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)	6.375		06/01/2039	501,680
645,000	Los Angeles, CA IDA (Santee Court Parking Facility)	5.000		12/01/2020	645,045
4,000,000	Los Angeles, CA Municipal Improvement Corp. (Real Property)	6.000		09/01/2039	4,016,240
3,185,000	Lynwood, CA Public Finance Authority	5.250		06/01/2048	3,882,133
85,000	Madera County, CA COP (Valley Children’s Hospital)	5.750		03/15/2028	85,336
8,945,000	Madera, CA Unified School District	4.000		08/01/2044	9,711,408
10,325,000	Manteca, CA Unified School District	4.000		08/01/2042	11,330,036
250,000	Marina, CA Redevel. Agency Tax Allocation	5.000		09/01/2038	280,565
50,000	Maywood, CA Public Financing Authority	7.000		09/01/2038	50,083
1,750,000	McFarland, CA Unified School District	5.500		11/01/2038	2,067,695
1,375,000	Mendota, CA Joint Powers Financing Authority Wastewater	5.150		07/01/2035	1,376,293
1,000,000	Menifee, CA Union School District Special Tax	5.000		09/01/2033	1,188,600
1,000,000	Menifee, CA Union School District Special Tax	5.000		09/01/2043	1,141,870
1,500,000	Menifee, CA Union School District Special Tax	5.000		09/01/2048	1,707,015
3,020,000	Merced, CA City School District	5.000		08/01/2048	3,652,811
1,500,000	Montebello, CA Public Financing Authority (Montebello Hotel)	5.000		12/01/2033	1,505,070
2,050,000	Moreno Valley, CA Unified School District Community Facilities District No. 2004-4	5.000		09/01/2045	2,287,964
485,000	Moreno Valley, CA Unified School District Community Facilities District No. 2015-2	5.000		09/01/2048	545,741

43          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$435,000	Moreno Valley, CA Unified School District Community Facilities District No. 2015-5	5.000%		09/01/2044	$490,515
655,000	Murrieta, CA Community Facilities District Special Tax (Golden City)	5.000		09/01/2042	752,929
1,500,000	Norco, CA Community Redevel. Agency	5.000		03/01/2030	1,727,625
2,000,000	Norco, CA Redevel. Agency Tax Allocation	6.000		03/01/2036	2,058,320
10,000,000	Northern CA Energy Authority	4.000	[8]	07/01/2049	10,965,900
4,115,000	Northern Humboldt, CA Union High School District	5.000		08/01/2043	4,775,499
1,250,000	Northern Humboldt, CA Union High School District	6.500		08/01/2034	1,387,988
2,000,000	Northern, CA Inyo County Local Hospital District	6.375		12/01/2025	2,071,380
8,680,000	Oak Grove, CA School District	0.000	[3]	08/01/2038	4,993,517
5,755,000	Oak Grove, CA School District	0.000	[3]	08/01/2042	3,257,330
1,000,000	Oak Valley, CA Hospital District	7.000		11/01/2035	1,029,040
5,000,000	Oceanside, CA Unified School District	4.000		08/01/2048	5,424,600
1,000,000	Ontario, CA Community Facilities District No. 25 Special Tax (Park Place Facilities)	5.000		09/01/2049	1,133,850
1,135,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500		09/02/2020	1,141,163
1,350,000	Orange County, CA Community Facilities District (Esencia Village)	5.000		08/15/2031	1,573,925
14,055,000	Orange County, CA Local Transportation Authority	5.000		02/15/2041	17,508,595
1,250,000	Oxnard, CA Financing Authority Wastewater	5.000		06/01/2032	1,459,175
1,500,000	Oxnard, CA Financing Authority Wastewater	5.000		06/01/2033	1,747,950
850,000	Oxnard, CA Financing Authority Wastewater	5.000		06/01/2034	988,346
40,000	Palm Desert, CA Financing Authority	5.000		08/01/2033	40,931
445,000	Palm Springs, CA Community Redevel. Agency Tax Allocation	5.000		09/01/2032	513,761
1,355,000	Palmdale, CA Community Facilities District Special Tax	5.400		09/01/2035	1,359,797
5,315,000	Palmdale, CA Community Facilities District Special Tax[1]	6.125		09/01/2037	5,320,102
4,325,000	Palmdale, CA Community Facilities District Special Tax[1]	6.250		09/01/2035	4,329,801
4,835,000	Palomar, CA Health (Palomar Health/Arch Health Partners Obligated Group)	5.000		11/01/2042	5,443,533
235,000	Perris, CA Elementary School District	6.000		08/01/2029	284,841
290,000	Perris, CA Elementary School District	6.000		08/01/2030	350,221
10,225,000	Perris, CA Union High School District	4.000		09/01/2043	11,443,309
12,930,000	Perris, CA Union High School District	4.000		09/01/2048	14,381,780
3,000,000	Perris, CA Union High School District	5.000		10/01/2048	3,615,360
1,000,000	Pixley, CA Union School District (Pixley Union Elementary School District)	5.250		08/01/2044	1,162,250
50,000	Pomona, CA Unified School District	6.150		08/01/2030	56,633
1,975,000	Poway, CA Unified School District Public Financing Authority Special Tax	5.000		09/01/2035	2,338,400
500,000	Ravenswood, CA City School District	5.000		08/01/2031	605,160
500,000	Ravenswood, CA City School District	5.000		08/01/2033	601,735

44          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$750,000	Ravenswood, CA City School District	5.000%		08/01/2035	$895,778
5,300,000	Ravenswood, CA City School District	5.000		08/01/2043	6,192,255
2,500,000	Ridgecrest, CA Redevel. Agency (Ridgecrest Redevel.)	6.250		06/30/2037	2,619,425
10,530,000	Rio Hondo, CA Community College District	0.000	[3]	08/01/2042	12,402,866
527,564	Riverbank, CA Redevel. Agency (Riverbank Reinvestment)[5]	5.000		08/01/2032	472,170
535,000	Riverside County, CA Community Facilities District Special Tax No. 07-2 (Clinton Keith)	5.000		09/01/2045	614,870
3,000,000	Riverside County, CA Redevel. Agency (Desert Communities)	6.000		10/01/2037	3,175,620
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	0.000	[3]	10/01/2027	1,272,440
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	0.000	[3]	10/01/2031	1,259,250
1,325,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	6.500		10/01/2025	1,474,208
1,200,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	6.750		10/01/2030	1,337,412
1,050,000	Riverside, CA Special Tax Community Facilities District No. 92-1, Series A	5.300		09/01/2034	1,050,767
1,000,000	Ross Valley, CA School District	5.500		08/01/2041	1,085,440
2,200,000	Sacramento County, CA Airport System	5.000		07/01/2038	2,662,352
7,810,000	Sacramento County, CA Airport System	5.000		07/01/2039	9,425,811
1,005,000	Sacramento County, CA Hsg. Authority (Vintage Willow Creek Senior Apartments)	5.250		06/01/2027	1,005,965
1,400,000	Sacramento, CA City Financing Authority (North Natomas CFD No. 2)	6.250		09/01/2023	1,405,488
1,290,000	Sacramento, CA Special Tax (North Natomas Community Facilities District No. 4)	5.000		09/01/2032	1,481,578
1,200,000	Sacramento, CA Special Tax (North Natomas Community Facilities District No. 4)	5.000		09/01/2033	1,374,972
8,655,000	San Bernardino County, CA COP (Arrowhead)	5.500		08/01/2021	8,655,000
1,600,000	San Bernardino County, CA Special Tax (Lytle Creek North)	5.000		09/01/2045	1,786,976
1,375,000	San Bernardino, CA Joint Powers Financing Authority (Central City)	5.750		07/01/2020	1,410,805
100,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500		09/01/2020	100,361
10,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)	5.500		09/01/2024	10,035
1,175,000	San Bernardino, CA Mountains Community Hospital District COP	5.000		02/01/2027	1,176,363
3,235,000	San Bernardino, CA Mountains Community Hospital District COP	5.000		02/01/2037	3,237,459
3,000,000	San Buenaventura, CA Community Memorial Health Systems	8.000		12/01/2031	3,388,230
5,780,000	San Diego County, CA Redevel. Agency (Gillespie Field)	5.750		12/01/2032	5,793,583

45          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$10,000,000	San Diego County, CA Water Authority	5.000%	05/01/2033	$12,200,500
10,000,000	San Diego County, CA Water Authority	5.000	05/01/2034	12,148,500
10,125,000	San Diego County, CA Water Authority	5.000	05/01/2037	12,194,449
3,000,000	San Diego, CA Hsg. Authority (Sorrento Tower Apartments)	5.000	05/01/2029	3,157,410
14,155,000	San Diego, CA Unified School District	4.000	07/01/2047	15,475,378
15,000,000	San Francisco, CA Bay Area Rapid Transit District[1]	4.000	08/01/2044	16,945,200
1,000,000	San Francisco, CA Bay Area Rapid Transit District	5.000	07/01/2031	1,204,560
1,000,000	San Francisco, CA City & County Airports Commission	5.000	05/01/2031	1,091,580
1,930,000	San Francisco, CA City & County Airports Commission	5.000	05/01/2042	2,259,548
12,020,000	San Francisco, CA City & County Airports Commission	5.000	05/01/2043	14,264,855
5,275,000	San Francisco, CA City & County Airports Commission	5.000	05/01/2047	6,137,410
13,250,000	San Francisco, CA City & County Airports Commission	5.000	05/01/2048	15,627,845
15,540,000	San Francisco, CA City & County Airports Commission (San Francisco International Airport)	5.000	05/01/2046	17,828,731
7,250,000	San Francisco, CA City & County Public Utilities Commission	5.000	10/01/2043	8,903,145
500,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2031	540,090
400,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	6.750	08/01/2033	434,724
500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	7.000	08/01/2033	544,945
500,000	San Gorgonio, CA Memorial Health Care District	5.000	08/01/2032	557,890
250,000	San Jacinto, CA Unified School District Special Tax	5.000	09/01/2043	281,060
1,000,000	San Jose, CA Airport (Norman Y Mineta San Jose International Airport)	5.000	03/01/2025	1,060,040
35,000	San Jose, CA Improvement Bond Act 1915	5.875	09/02/2023	36,092
3,150,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)	6.200	01/01/2041	3,151,670
4,025,000	San Jose, CA Multifamily Hsg. (Fallen Leaves Apartments)	5.100	12/01/2032	4,029,025
5,275,000	San Jose, CA Multifamily Hsg. (Orvieto Family Apartments)	4.750	08/01/2029	5,421,751
25,000	San Jose, CA Special Tax Community Facilities District No. 9 (Bailey Highway 101)	6.600	09/01/2027	25,015
5,000,000	San Leandro, CA Unified School District	4.000	08/01/2043	5,489,150
10,000,000	San Marcos, CA Unified School District[4]	5.250	08/01/2031	10,867,800
750,000	San Marcos, CA Unified School District Special Tax	5.000	09/01/2048	852,915
10,000,000	San Mateo County, CA Community College District	5.000	09/01/2045	12,291,900
18,075,000	San Mateo County, CA Joint Powers Financing Authority	5.000	07/15/2043	21,964,921

46          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$5,000,000	San Mateo Foster City, CA Public Financing Authority (San Mateo Sewer/Estero Municipal Improvement Obligated Group)	4.000%	08/01/2044	$5,595,500
2,950,000	San Rafael, CA Elementary School District	4.000	08/01/2047	3,220,899
12,695,000	Santa Barbara County, CA Solid Waste System	5.000	12/01/2037	15,524,969
5,000,000	Santa Barbara County, CA Solid Waste System	5.000	12/01/2038	6,064,150
1,000,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)	5.850	08/01/2031	1,001,740
2,070,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)	6.000	08/01/2041	2,072,898
3,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)	5.750	06/01/2026	3,264,120
8,395,000	Santa Cruz County, CA Redevel. Agency (Live Oak/Soquel Community)	7.000	09/01/2036	8,435,128
1,750,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)	5.875	07/01/2036	1,906,153
2,600,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)	5.875	07/01/2042	2,826,304
1,500,000	Saugus, CA Union School District Community Facilities District No. 2006[1]	11.625	09/01/2038	1,512,645
2,825,000	Saugus, CA Union School District Community Facilities District No. 2006[1]	11.625	09/01/2038	2,848,815
5,000,000	Sequoia, CA Unified High School District	6.000	07/01/2043	5,488,750
1,720,000	Signal Hill, CA Redevel. Agency Tax Allocation	7.000	10/01/2026	1,858,408
2,000,000	South Bayside, CA Waste Management Authority (Shoreway Environmental)	6.000	09/01/2036	2,008,120
4,150,000	South El Monte, CA Improvement District	5.000	08/01/2035	4,789,847
790,000	Southern CA Mono Health Care District	5.000	08/01/2021	845,340
2,085,000	Southern CA Public Power Authority	5.000	11/01/2033	2,658,417
13,000,000	Southern CA Public Power Authority	5.000	07/01/2035	15,176,460
470,000	Southern CA Public Power Authority	5.250	11/01/2022	521,733
50,000	Southern CA Public Power Authority	5.250	11/01/2023	56,940
250,000	Southern CA Public Power Authority	5.250	11/01/2026	302,653
205,000	Southern CA Public Power Authority Natural Gas	5.000	11/01/2028	252,236
165,000	Southern CA Public Power Authority Natural Gas	5.000	11/01/2029	204,885
2,255,000	Southern CA Public Power Authority Natural Gas	5.250	11/01/2027	2,777,100
4,000,000	Southern CA Tobacco Securitization Authority (TASC)	5.000	06/01/2037	4,023,720
225,000	Stockton, CA Public Financing Authority (Parking)	5.125	09/01/2030	225,097
1,000,000	Stockton, CA Redevel. Agency	5.000	09/01/2034	1,189,660
1,000,000	Susanville, CA Public Financing Authority (Utility Enterprises)	5.500	06/01/2030	1,023,510
3,000,000	Tahoe-Truckee, CA Unified School District	5.000	08/01/2039	3,574,140
950,000	Tahoe-Truckee, CA Unified School District	5.000	08/01/2041	1,123,755
25,000	Tracy, CA Operating Partnership Joint Powers Authority	4.500	03/01/2037	25,054
500,000	Tulare, CA Health Care District	6.500	08/01/2026	501,840
375,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)	7.125	09/01/2026	422,171

47          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$500,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)	7.400%		09/01/2032	$565,720
415,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)	7.400		09/01/2032	469,548
425,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)	7.650		09/01/2042	483,047
4,000,000	University of California	1.430	[8]	05/15/2048	4,000,000
12,840,000	University of California[4]	5.000		05/15/2037	15,326,295
15,000,000	University of California[4]	5.000		05/15/2038	16,938,350
5,000,000	University of California	5.000		05/15/2042	6,033,600
16,000,000	University of California	5.000		05/15/2043	19,532,800
4,000,000	University of California	5.000		05/15/2048	4,856,560
750,000	Upland, CA Community Facilities District Special Tax (Improvement Area No. 1)	4.000		09/01/2049	790,740
1,030,000	Upland, CA Community Facilities District Special Tax (Improvement Area No. 2 Colonies San Antonio)	5.000		09/01/2029	1,151,386
1,080,000	Upland, CA Community Facilities District Special Tax (Improvement Area No. 2 Colonies San Antonio)	5.000		09/01/2030	1,204,772
1,000,000	Vernon, CA Electric System	5.125		08/01/2033	1,066,400
4,000,000	Vernon, CA Electric System	5.500		08/01/2041	4,283,080
65,000	Vernon, CA Redevel. Agency Tax Allocation	5.000		09/01/2035	65,078
500,000	Victorville, CA Special Tax Community Facilities District 07-01	5.350		09/01/2042	515,845
1,000,000	Vista, CA Unified School District	4.000		08/01/2044	1,113,520
445,000	West Covina, CA Public Financing Authority	5.000		05/01/2031	538,615
1,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)	7.500		09/01/2042	1,693,800
610,000	West Patterson, CA Financing Authority Special Tax Community Facilities District No. 2015-1	5.250		09/01/2035	656,574
1,550,000	West Patterson, CA Financing Authority Special Tax Community Facilities District No. 2015-1	5.250		09/01/2045	1,651,029
2,300,000	Woodland, CA Finance Authority	6.000		03/01/2036	2,466,497
1,500,000	Woodland, CA Finance Authority	6.000		03/01/2041	1,607,355
1,150,000	Woodland, CA Special Tax Community Facilities District No. 2004-1	5.000		09/01/2044	1,309,793
4,285,000	Yuba, CA Community College District	4.000		08/01/2047	4,672,064
					1,500,769,559

U.S. Possessions—7.3%
1,000,000	Guam International Airport Authority	6.000		10/01/2034	1,169,180
2,500,000	Guam International Airport Authority	6.125		10/01/2043	2,908,175
250,000	Guam Power Authority, Series A	5.000		10/01/2023	278,370
320,000	Guam Power Authority, Series A	5.000		10/01/2024	355,824
570,000	Guam Power Authority, Series A	5.000		10/01/2030	626,806
1,915,000	Northern Mariana Islands Ports Authority, Series A	5.500		03/15/2031	1,869,691

48          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$1,080,000	Northern Mariana Islands Ports Authority, Series A	6.250%		03/15/2028	$1,044,101
12,000,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	12,150,000
2,515,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[3]	07/01/2024	2,628,175
2,920,000	Puerto Rico Children’s Trust Fund (TASC)	5.375		05/15/2033	2,967,187
8,455,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	8,614,546
500,000	Puerto Rico Commonwealth GO5	5.250		07/01/2030	371,250
1,450,000	Puerto Rico Commonwealth GO5	5.375		07/01/2030	1,049,437
1,480,000	Puerto Rico Commonwealth GO, NPFGC	5.500		07/01/2020	1,506,744
1,000,000	Puerto Rico Commonwealth GO, FGIC[9]	5.500		07/01/2021	840,000
5,000,000	Puerto Rico Commonwealth GO5	5.500		07/01/2026	3,118,750
1,615,000	Puerto Rico Commonwealth GO5	5.500		07/01/2027	1,007,356
4,525,000	Puerto Rico Commonwealth GO5	5.750		07/01/2028	2,822,469
1,020,000	Puerto Rico Commonwealth GO5	5.750		07/01/2038	757,350
80,000	Puerto Rico Commonwealth GO, AGC	6.000		07/01/2036	83,362
2,500,000	Puerto Rico Commonwealth GO5	6.000		07/01/2039	1,865,625
3,000,000	Puerto Rico Commonwealth GO5	6.500		07/01/2037	2,238,750
1,000,000	Puerto Rico Commonwealth GO5	6.500		07/01/2040	723,750
7,350,000	Puerto Rico Electric Power Authority[5]	6.750		07/01/2036	5,778,938
4,000,000	Puerto Rico Electric Power Authority, Series A5	5.000		07/01/2042	3,040,000
1,000,000	Puerto Rico Electric Power Authority, Series A5	5.050		07/01/2042	760,000
476,247	Puerto Rico Electric Power Authority, Series A-4[5]	10.000		07/01/2019	411,954
476,247	Puerto Rico Electric Power Authority, Series B-4[5]	10.000		07/01/2019	411,954
453,432	Puerto Rico Electric Power Authority, Series E-1[5]	10.000		01/01/2021	393,352
453,432	Puerto Rico Electric Power Authority, Series E-2[5]	10.000		07/01/2021	393,352
151,144	Puerto Rico Electric Power Authority, Series E-2[5]	10.000		01/01/2022	131,117
151,143	Puerto Rico Electric Power Authority, Series E-4[5]	10.000		07/01/2022	131,117
2,500,000	Puerto Rico Highway & Transportation Authority[5]	5.500		07/01/2030	2,056,250
100,000	Puerto Rico Infrastructure, FGIC[9]	5.500		07/01/2020	83,250
1,220,000	Puerto Rico Infrastructure (Mepsi Campus)[5]	6.500		10/01/2037	247,050
170,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	170,653
225,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	225,563
6,055,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	6,213,944
930,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)	5.625		07/01/2022	839,325
5,000,000	Puerto Rico Public Buildings Authority[5]	6.750		07/01/2036	4,337,500
3,586,343	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.242	[2]	08/01/2043	2,609,065
3,817,508	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.252	[2]	08/01/2042	2,777,237
1,180,941	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.330	[2]	08/01/2043	162,379
1,257,086	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.344	[2]	08/01/2042	172,849
1,616,000	Puerto Rico Sales Tax Financing Corp., Series A	4.825	[2]	07/01/2031	1,018,096
11,940,000	Puerto Rico Sales Tax Financing Corp., Series A	4.861	[2]	07/01/2033	6,712,429
213,000	Puerto Rico Sales Tax Financing Corp., Series A-1	3.973	[2]	07/01/2024	182,711
404,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.259	[2]	07/01/2027	310,676
419,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.500		07/01/2034	433,388

49          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$212,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.550%		07/01/2040	$212,657
395,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.560	[2]	07/01/2029	278,163
1,556,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.750		07/01/2053	1,525,347
8,179,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.000		07/01/2058	8,199,039
5,445,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.894	[2]	07/01/2046	1,257,795
4,436,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.951	[2]	07/01/2051	756,161
2,154,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.550		07/01/2040	2,073,268
65,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.750		07/01/2053	61,182
865,000	Puerto Rico Sales Tax Financing Corp., Series A-2	5.000		07/01/2058	831,481
2,190,000	University of Puerto Rico, Series P	5.000		06/01/2030	2,129,775
3,055,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000		10/01/2019	3,056,558
840,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000		10/01/2032	841,176
					112,223,649

Total Investments, at Value (Cost $1,547,141,522)—105.0%					1,612,993,208
Net Other Assets (Liabilities)—(5.0)					(77,011,224)
Net Assets—100.0%					$1,535,981,984

Footnotes to Schedule of Investments

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

5. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

6. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

7. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

8. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

9. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

To simplify the listings of securities, abbreviations are used per the table below:
ABAG	Association of Bay Area Governments
AcadF	Academy Foundation
AFound	Archival Foundation
AGC	Assured Guaranty Corp.
AMF	Academy Museum Foundation

50          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

AOMPAAS	Academy of Motion Pictures Arts and Sciences
CDA	Communities Devel. Authority
CFD	Community Facilities District
CHCC	Community Hospitals of Central California
CHF	City Hospital Foundation
COFINA	Corporación del Fondo de Interés Apremiante
COP	Certificates of Participation
EMC	Eden Medical Center
FCHMC	Fresno Community Hospital & Medical Center
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MPHS	Mills-Peninsula Health Services
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MTA	Metropolitan Transportation Authority
NCCD	National Campus and Community Development
NPFGC	National Public Finance Guarantee Corp.
OCEAA	Orange County Educational Arts Academy
PAMFHCR&E	Palo Alto Medical Foundation for Health Care Research & Education
SBH	Sutter Bay Hospitals
SBMF	Sutter Bay Medical Foundation
SCHosp	Sutter Coast Hospital
SCVH	Sutter Central Valley Hospitals
SEBH	Sutter East Bay Hospitals
SGMF	Sutter Gould Medical Foundation
SHlth	Sutter Health
SHSSR	Sutter Health Sacramento Sierra Regional
SMCCV	Sutter Medical Center of Castro Valley
SMF	Sutter Medical Foundation
SVlyH	Sutter Valley Hospitals
SVMF	Sutter Valley Medical Foundation
SVNA&H	Sutter Visiting Nurse Association & Hospice
TASC	Tobacco Settlement Asset-Backed Bonds
TVSRF	The Vince Street Archive Foundation
UCR	University of California, Riverside
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

51          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES

	August 31, 2019 (Unaudited)	July 31, 2019
Assets
Investments, at value (cost $1,577,483,570 (Unaudited) and $1,547,141,522)—see accompanying schedule of investments	$1,672,753,497	$1,612,993,208
Cash	5,141,920	5,880,640
Receivables and other assets:
Investments sold	24,432,352	23,087,883
Interest	17,030,683	17,727,172
Shares of beneficial interest sold	4,966,365	2,649,931
Other	422,595	478,412

Total assets	1,724,747,412	1,662,817,246

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued	99,150,000	106,675,000
Investments purchased	12,339,344	16,931,100
Shares of beneficial interest redeemed	816,237	837,064
Dividends	657,593	1,019,826
Distribution and service plan fees	362,388	353,576
Transfer and shareholder servicing agent fees	185,244	143,753
Trustees’ compensation	172,551	167,326
Advisory fees	36,996	618,662
Shareholder communications	13,723	10,250
Administration fees	1,234	55
Interest expense on borrowings	139	—
Other	85,609	78,650

Total liabilities	113,821,058	126,835,262

Net Assets	$1,610,926,354	$1,535,981,984

Composition of Net Assets
Shares of beneficial interest	$1,747,761,922	$1,702,195,048
Total accumulated loss	(136,835,568)	(166,213,064)

Net Assets	$1,610,926,354	$1,535,981,984

52          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

	August 31, 2019 (Unaudited)	July 31, 2019
Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $1,002,929,164 and 110,949,153 at August 31, 2019 (Unaudited) and $960,938,905 and 108,325,776 at July 31, 2019)	$9.04	$8.87

Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$9.44	$9.26

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding of $186,910,308 and 20,773,073 at August 31, 2019 (Unaudited) and $178,207,006 and 20,182,133 at July 31, 2019)	$9.00	$8.83

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $421,076,603 and 46,567,042 at August 31, 2019 (Unaudited) and $396,825,987 and 44,719,921 at July 31, 2019)	$9.04	$8.87

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $10,279 and 1,136 at August 31, 2019 (Unaudited) and $10,086 and 1,136 at July 31, 2019)	$9.05	$8.88

See accompanying Notes to Financial Statements.

53        INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF

OPERATIONS

	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019
Investment Income
Interest	$5,082,393	$72,415,592
Expenses
Advisory fees	563,354	5,973,033
Administration fees	18,796	17,854
Distribution and service plan fees:
Class A	207,700	2,014,604
Class C	154,689	2,033,908
Transfer and shareholder servicing agent fees:
Class A	49,017	759,522
Class C	9,127	188,816
Class Y	20,358	261,938
Class R6	—	1
Shareholder communications:
Class A	2,171	20,587
Class C	403	7,719
Class Y	899	9,811
Interest expense and fees on short-term floating rate notes issued	158,428	2,634,789
Borrowing fees	74,538	1,302,611
Trustees’ compensation	2,041	19,780
Custodian fees and expenses	616	9,197
Interest expense on borrowings	139	258,972
Other	7,711	216,158
Total expenses	1,269,987	15,729,300
Net Investment Income	3,812,406	56,686,292
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	279,804	(29,187,470)
Net change in unrealized appreciation/(depreciation) on investment transactions	29,418,241	82,004,332
Net Increase in Net Assets Resulting from Operations	$33,510,451	$109,503,154

See accompanying Notes to Financial Statements.

54          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$3,812,406	$56,686,292	$51,700,031
Net realized gain (loss)	279,804	(29,187,470)	(31,304,782)
Net change in unrealized appreciation/(depreciation)	29,418,241	82,004,332	21,327,205
Net increase in net assets resulting from operations	33,510,451	109,503,154	41,722,454

Dividends and/or Distributions to Shareholders[1]
Distributions to shareholders from distributable earnings:
Class A	(2,597,620)	(30,155,500)	(31,699,955)
Class B	—	—	(8,446)
Class C	(370,078)	(5,911,816)	(6,763,442)
Class Y	(1,165,228)	(11,261,499)	(8,566,145)
Class R6	(29)	(71)	—
Total distributions from distributable earnings	(4,132,955)	(47,328,886)	(47,037,988)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	23,620,557	133,380,488	(106,993,962)
Class B	—	—	(621,705)
Class C	5,297,683	(37,309,597)	(28,507,591)
Class Y	16,648,634	154,328,324	(6,402,040)
Class R6	—	10,000	—
Total beneficial interest transactions	45,566,874	250,409,215	(142,525,298)

Net Assets
Total increase (decrease)	74,944,370	312,583,483	(147,840,832)
Beginning of period	1,535,981,984	1,223,398,501	1,371,239,333
End of period	$1,610,926,354	$1,535,981,984	$1,223,398,501

1. The Securities Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended July 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements.

55          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$8.87	$8.49	$8.49	$8.61	$8.21	$8.37
Income (loss) from investment operations:
Net investment income[1]	0.02	0.37	0.36	0.38	0.43	0.47
Net realized and unrealized gain (loss)	0.18	0.32	(0.04)	(0.09)	0.42	(0.16)
Total from investment operations	0.20	0.69	0.32	0.29	0.85	0.31
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.31)	(0.32)	(0.41)	(0.45)	(0.47)
Net asset value, end of period	$9.04	$8.87	$8.49	$8.49	$8.61	$8.21

Total Return, at Net Asset Value[2]	2.19%	8.35%	3.95%	3.55%	10.67%	3.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,002,929	$960,939	$789,596	$899,847	$925,807	$879,253
Average net assets (in thousands)	$982,704	$827,087	$815,901	$893,655	$886,704	$926,912
Ratios to average net assets:[3]
Net investment income	2.88%	4.36%	4.26%	4.46%	5.10%	5.50%
Expenses excluding specific expenses listed below	0.75%	0.81%	0.85%	0.95%	1.06%	0.95%
Interest and fees from borrowings	0.06%	0.12%	0.16%	0.10%	0.05%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.12%	0.20%	0.05%	0.14%	0.09%	0.08%
Total expenses	0.93%	1.13%	1.06%	1.19%	1.20%	1.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%	1.13%	1.06%	1.19%	1.20%	1.07%
Portfolio turnover rate[5]	3%	37%	22%	30%	15%	21%

56          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

57        INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$8.83	$8.45	$8.45	$8.57	$8.18	$8.34
Income (loss) from investment operations:
Net investment income[1]	0.02	0.31	0.29	0.31	0.36	0.40
Net realized and unrealized gain (loss)	0.17	0.32	(0.03)	(0.08)	0.42	(0.16)
Total from investment operations	0.19	0.63	0.26	0.23	0.78	0.24
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.25)	(0.26)	(0.35)	(0.39)	(0.40)
Net asset value, end of period	$9.00	$8.83	$8.45	$8.45	$8.57	$8.18

Total Return, at Net Asset Value[2]	2.13%	7.58%	3.18%	2.67%	9.89%	2.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$186,910	$178,207	$206,268	$235,727	$259,836	$253,773
Average net assets (in thousands)	$183,010	$203,412	$215,082	$247,604	$257,015	$269,613
Ratios to average net assets:[3]
Net investment income	2.13%	3.60%	3.50%	3.72%	4.35%	4.74%
Expenses excluding specific expenses listed below	1.50%	1.57%	1.61%	1.71%	1.81%	1.71%
Interest and fees from borrowings	0.06%	0.12%	0.16%	0.10%	0.05%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.12%	0.20%	0.05%	0.14%	0.09%	0.08%
Total expenses	1.68%	1.89%	1.82%	1.95%	1.95%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%	1.89%	1.82%	1.95%	1.95%	1.83%
Portfolio turnover rate[5]	3%	37%	22%	30%	15%	21%

58        INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

59        INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$8.87	$8.49	$8.49	$8.61	$8.21	$8.37
Income (loss) from investment operations:
Net investment income[1]	0.02	0.40	0.38	0.39	0.45	0.49
Net realized and unrealized gain (loss)	0.18	0.31	(0.04)	(0.08)	0.42	(0.16)
Total from investment operations	0.20	0.71	0.34	0.31	0.87	0.33
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.33)	(0.34)	(0.43)	(0.47)	(0.49)
Net asset value, end of period	$9.04	$8.87	$8.49	$8.49	$8.61	$8.21

Total Return, at Net Asset Value[2]	2.21%	8.61%	4.20%	3.80%	10.93%	3.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$421,077	$396,826	$227,535	$235,031	$173,862	$123,831
Average net assets (in thousands)	$408,184	$289,690	$208,026	$196,735	$146,478	$127,028
Ratios to average net assets:[3]
Net investment income	3.13%	4.60%	4.50%	4.63%	5.33%	5.74%
Expenses excluding specific expenses listed below	0.50%	0.56%	0.61%	0.70%	0.81%	0.71%
Interest and fees from borrowings	0.06%	0.12%	0.16%	0.10%	0.05%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.12%	0.20%	0.05%	0.14%	0.09%	0.08%
Total expenses	0.68%	0.88%	0.82%	0.94%	0.95%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.88%	0.82%	0.94%	0.95%	0.83%
Portfolio turnover rate[5]	3%	37%	22%	30%	15%	21%

60        INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

61        INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class R6	One Month Ended August 31, 2019 (Unaudited)	Period Ended July 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$8.88	$8.80
Income (loss) from investment operations:
Net investment income[2]	0.02	0.08
Net realized and unrealized gain	0.18	0.06
Total from investment operations	0.20	0.14
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.06)
Net asset value, end of period	$9.05	$8.88

Total Return, at Net Asset Value[3]	2.21%	1.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$10
Average net assets (in thousands)	$10	$10
Ratios to average net assets:[4]
Net investment income	3.19%	4.64%
Expenses excluding specific expenses listed below	0.44%	0.52%
Interest and fees from borrowings	0.06%	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.12%	0.20%
Total expenses	0.62%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.62%	0.84%
Portfolio turnover rate[6]	3%	37%

62        INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

1. For the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

63        INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2019 (Unaudited) and July 31, 2019

Note 1 -Significant Accounting Policies

Invesco Oppenheimer Rochester California Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Rochester California Municipal Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R6 shares commenced operations on the Reorganization Date.

Effective August 31, 2019, the Fund changed its fiscal year end from July 31 to February 28.

The Fund’s investment objective is to seek tax free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest

64          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the

65          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table for the fiscal year ended July 31, 2019, represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

66          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$16,711,030	$—	$246,043,664	$64,341,627

1. At period end, the Fund had $246,043,664 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $31,408,386 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period ended July 31, 2019. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Loss

$31,408,386	$31,408,386

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2019	Year Ended July 31, 2018

Distributions paid from:
Exempt-interest dividends	$46,489,723	$45,987,450
Ordinary income	839,163	1,050,538

Total	$47,328,886	$47,037,988

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

67          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019

Federal tax cost of securities	$1,479,591,767[1]	$1,443,245,975[1]

Gross unrealized appreciation	$134,274,294	$105,911,755
Gross unrealized depreciation	(39,004,367)	(41,570,128)

Net unrealized appreciation	$95,269,927	$64,341,627

1. The Federal tax cost of securities does not include cost of $97,891,803 and $105,405,606 for the one month ended August 31, 2019 (Unaudited) and the year ended July 31, 2019, respectively, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 1.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than

68          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.
J.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory

69          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Payable for short-term floating rate notes issued” on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of “Interest expense and fees on short-term floating rate notes issued” on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net

70          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

The effective annualized advisory fees incurred by the Fund was 0.42% and 0.45% for the one month ended August 31, 2019 (Unaudited) and the year ended July 31, 2019, respectively.

From August 1, 2018 until the date of the Reorganization, the Acquired Fund paid $4,766,913 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of

71          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, and Class R6 shares to 0.96%, 1.71%, 0.70%, and 0.60%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

During the one month period ended August 31, 2019 (Unaudited) and the one year period ended July 31, 2019, the Adviser and OFI Global Asset Management, Inc. did not waive fees and/or reimburse the Fund or Acquired Fund, respectively in relation to this arrangement.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the one month ended August 31, 2019 (Unaudited) and the year ended July 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund

72          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the one month ended August 31, 2019 (Unaudited) and the year ended July 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, and Class C shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the one month ended August 31, 2019 (Unaudited) and the year ended July 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the one month ended August 31, 2019 (Unaudited), IDI advised the Fund that IDI retained $5,555 in front-end sales commissions from the sale of Class A shares and $466 and $559 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended July 31, 2019, IDI advised the Fund that IDI retained $20,236 in front-end sales commissions from the sale of Class A shares and $6,481 from Class C shares for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $78,265 in front–end sales commissions from the sale of Class A shares and $20,751 and $4,749 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date,

73          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following is a summary of the tiered valuation input levels, as of August 31, 2019 (Unaudited):

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$1,555,470,390	$2,535,000	$1,558,005,390
U.S. Possessions	—	114,748,107	—	114,748,107

Total Assets	$—	$1,670,218,497	$2,535,000	$1,672,753,497

The following is a summary of the tiered valuation input levels, as of July 31, 2019:

74          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$1,498,234,559	$2,535,000	$1,500,769,559
U.S. Possessions	—	112,223,649	—	112,223,649

Total Assets	$—	$1,610,458,208	$2,535,000	$1,612,993,208

Note 4 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the one month ended August 31, 2019 (Unaudited), the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$3,932
Payments Made to Retired Trustees	—
Accumulated Liability as of August 31, 2019	72,248

During the year ended July 31, 2019, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	8,042
Accumulated Liability as of July 31, 2019	68,316

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

75          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 5 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 6 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the one month period ended August 31, 2019 (Unaudited) was $72,562,776 and $34,959,427, respectively, and during the year ended July 31, 2019 was $732,652,786 and $532,764,168, respectively.

Note 7 - Share Information

Transactions in shares of beneficial interest were as follows:

	One Month Ended
	August 31, 2019		Year Ended July 31, 2019[2]		Year Ended July 31, 2018
		(Unaudited)[1]
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	3,191,442	$28,721,421	28,923,618	$249,959,488	14,081,915	$117,032,960
Dividends and/or distributions reinvested	255,988	2,311,574	2,796,750	23,999,964	3,057,431	25,407,590
Redeemed	(824,053)	(7,412,438)	(16,436,313)	(140,578,964)	(30,100,599)	(249,434,512)

Net increase (decrease)	2,623,377	$23,620,557	15,284,055	$133,380,488	(12,961,253)	$(106,993,962)

Class B
Sold	—	$—	—	$—	78	$766
Dividends and/or distributions reinvested	—	—	—	—	1,031	8,446
Redeemed[3]	—	—	—	—	(75,734)	(630,917)

Net decrease	—	$—	—	$—	(74,625)	$(621,705)

76          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

	One Month Ended
	August 31, 2019		Year Ended July 31, 2019[2]		Year Ended July 31, 2018
		(Unaudited)[1]
	Shares	Amount	Shares	Amount	Shares	Amount
Class C
Sold	996,248	$8,931,445	5,872,239	$50,511,948	2,960,862	$24,515,748
Dividends and/or distributions reinvested	35,257	316,689	554,096	4,728,073	648,151	5,361,514
Redeemed	(440,565)	(3,950,451)	(10,658,531)	(92,549,618)	(7,082,601)	(58,384,853)

Net increase (decrease)	590,940	$5,297,683	(4,232,196)	$(37,309,597)	(3,473,588)	$(28,507,591)

Class Y
Sold	2,606,344	$23,471,506	27,955,569	$239,928,995	12,201,182	$101,578,829
Dividends and/or distributions reinvested	106,855	964,893	944,182	8,122,319	715,927	5,955,431
Redeemed	(866,078)	(7,787,765)	(10,983,254)	(93,722,990)	(13,792,849)	(113,936,300)

Net increase (decrease)	1,847,121	$16,648,634	17,916,497	$154,328,324	(875,740)	$(6,402,040)

Class R6[4]
Sold	—	$—	1,136	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase	—	$—	1,136	$10,000	—	$—

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 57% (Unaudited) of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3. All outstanding Class B shares converted to Class A shares on June 1, 2018.

4. Commencement date after the close of business on May 24, 2019.

Note 8 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act, a fund generally may not borrow money greater than 331/3 of the Fund’s total assets.

The Acquired Fund had entered into a Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enabled the Fund to participate with certain other

77          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Funds in a committed secured borrowing facility that permitted borrowing up to $2.5 billion, collectively, by certain Funds. This revolving credit agreement was secured by the assets of the Fund and terminated on May 24, 2019. In connection with this agreement, for the period August 1, 2018 to May 24, 2019, the Fund incurred fees of $1,052,286. The average daily balance borrowings under this agreement was $13,058,586 with a weighted average interest rate of 2.40%.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the period August 1, 2019 to August 31, 2019 (Unaudited), the Fund incurred fees of $74,677 and for the period from May 24, 2019 to July 31, 2019, the Fund incurred fees of $156,890. The average daily balance of borrowings under this agreement during this period is $70,968 with a weighted average interest rate of 2.28% for the period from August 1, 2019 to August 31, 2019 (Unaudited) and is $329,412 with a weighted average interest rate of 2.44% for the period May 25, 2019 to July 31, 2019. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

At August 31, 2019 (Unaudited) and at July 31, 2019 the Fund had no borrowings outstanding under this agreement.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the one month ended August 31, 2019 (Unaudited) were $102,912,500 and 1.82%, respectively. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended July 31, 2019 were $120,695,500 and 2.18%, respectively.

Note 9 - Reverse Repurchase Agreements

Prior to the reorganization, the Acquired Fund engaged in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement.

The Acquired Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enabled it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permitted aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest was charged to the Acquired Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Acquired Fund was also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility.

78          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

The Acquired Fund retained the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions were considered secured borrowings for financial reporting purposes. The Acquired Fund also received the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Acquired Fund’s participation in the Facility during the year ended July 31, 2019 are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Acquired Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility were valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund had the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period. This Facility terminated on May 24, 2019.

79          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Oppenheimer Rochester® California Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Rochester® California Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations and the statement of changes in net assets for the year ended July 31, 2019, including the related notes, and the financial highlights for each of the periods ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations, changes in its net assets for the year ended July 31, 2019 and the financial highlights for each of the periods ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Rochester® California Municipal Fund (formerly known as Oppenheimer Rochester® California Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were

80          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, TX

October 14, 2019

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

81          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

82          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 98.23% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

83          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Rochester® California Municipal Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

  The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

84          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

85          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds and closed-end funds in the Fund’s Lipper category advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual

86          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100%

87          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

88          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-PORT. The most recent list of portfolio holdings is available at invesco. com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

89          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Rochester® California Municipal Fund was held on May 17, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Rochester® California Municipal Fund into Invesco Oppenheimer Rochester® California Municipal Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	60,126,736	2,747,711	17,844,242	0

90          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified.

Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			240	None

Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	240	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

91          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

92          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

93        INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	240

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	240	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown [3] – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	240

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry	240	None

3 Mss. Brown and Krentzman and Messrs. Motley, Vandivort and Vaughn were appointed as Trustees of the Trust effective June 10, 2019.

94          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Jack M. Fields (Continued)		company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives

Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	240

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	240	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman [3] – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the

			240

Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

95        INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Elizabeth Krentzman (Continued)		Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	240	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	240	None

Joel W. Motley [3] – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			240

Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	240	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

96          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	240	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	240	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	240	None

Daniel S. Vandivort [3] –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	240	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn [3] – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	240

Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee and Vice Chair	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios);	240	ISO New England, Inc. (non-profit organization managing regional electricity market)

97        INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Christopher L. Wilson (Continued)

Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

98          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco

			N/A	N/A

99        INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary, Jemstep, Inc.

Formerly: Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.;

			N/A	N/A

100          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)

Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and

			N/A	N/A

101        INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)

General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

102        INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer –Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

103        INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	Citibank, N.A.
LLP	Goodwin Procter LLP	Services, Inc.	111 Wall Street
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	New York, NY 10005
Suite 2600	Washington, D.C. 20001	Suite 1000
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

104          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

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105          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

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106          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

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Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

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Anne.Gerry@invesco.com

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107        INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE Continued

● Request that we amend, rectify, delete or update the personal data we hold about you;

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108          INVESCO OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-ROCAM-AR-1	09272019

Shareholder Report For the One Month Ended 8/31/2019
Annual Report 7/31/2019

Invesco

Oppenheimer

Rochester® High

Yield Municipal

Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Rochester High Yield Municipal Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Month	2.63%	-1.77%	1.58%
1-Year	11.80	7.07	8.72
5-Year	8.19	7.25	3.85
10-Year	8.98	8.50	4.62

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Year	11.26%	6.48%	7.31%
5-Year	8.24	7.30	3.77
10-Year	9.83	9.36	4.63

3          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund as they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes and sales charges. Fund literature is available at invesco.com.

4          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Performance Discussion

Performance summary

For the fiscal year ended July 31, 2019, the Class A shares of Invesco Oppenheimer Rochester High Yield Municipal Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Barclays Municipal Bond Index, the Fund’s benchmark. Please note that the fiscal year-end for the Fund has changed from July 31 to February 28. The below is a discussion of the Fund’s performance as of its last fiscal year ended July 31, 2019.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the fifth consecutive year in 2018, and performance remained strong throughout this fiscal year. Investment grade municipals returned 7.31% and high yield municipals returned 8.08% during the fiscal year.1 Performance has been particularly strong the first seven months of 2019 with investment grade municipals returning 5.94% and high yield municipals returning 7.33%.1

The fiscal year was characterized by supportive technical conditions (supply and demand balances) as new issuance of municipal bonds underwhelmed, totaling $342 billion — down nearly 18% from the previous fiscal year.2 Flows into the municipal bond asset class were positive for the last 30 weeks of the fiscal year.3 Consistent positive flow pattern, coupled with continued limited supply, resulted in strong performance across the municipal market. Fund flows totaled $54.2 billion from August 2018 through July 2019.4

The high yield municipal bond market outperformed the investment grade bond segment, led by improved price discovery on Puerto Rico bonds as a result of developments in the commonwealth’s debt restructuring and strong performance of high yield general obligation securities.

Municipal bonds withstood considerable headwinds during the fiscal year, including interest rate movements that had the 10-year US Treasury yield breaching 2.00% in July 2019. Additionally, the US government shutdown, which occurred midway through the fiscal year and lasted 35 days, along with ongoing US-China trade negotiations and Brexit developments created a challenging market environment. Both investment grade municipals and high yield municipals posted negative returns for the months of September and October 2018: Worsening market conditions exposed the municipal bond market to more sensitivity relating to a sell-off in US Treasuries in September. Despite these challenges, the municipal market continued to perform positively this fiscal year as technical

5          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

conditions provided tailwinds.

Investors’ concerns about the future of interest rates, meanwhile, created increased demand for Treasuries and high-grade municipal bonds alike, and yields continued to fall at all maturities as high yield securities rallied. The yield curve for 30-year, AAA-rated municipal bonds continued to flatten as trade tensions between the US and China increased worries about inflationary pressures.

During the fiscal year, the US Federal Reserve (the Fed) raised the federal funds rate two times (in September and December 2018) before lowering it in July 2019.5 The two rate hikes, the eighth and ninth since December

2008, were anticipated and reflected increased confidence in the US economy amid low unemployment, relatively stable inflation and overall robust economic growth. This expansionary monetary policy significantly flattened the US Treasury yield curve with a slight inversion on the short end occurring in December 2018.

However, the Fed’s dovish stance at the beginning of calendar year 2019 took the market by surprise, leading economists to change their predictions from two interest rate increases in 2019, to just one. Amid political pressure and despite favorable growth and labor trends, the Fed ultimately reversed course and lowered the Fed Funds rate in July, citing uncertainty about the global economic outlook. The Treasury curve was inverted at fiscal year-end with investors preferring 2- to 7-year paper over shorter and longer maturities. Economists were mixed as to whether this particular inversion, the first since mid-2007, portends a recession.

Earlier in the fiscal year, as anticipated, US midterm election results had a positive impact on municipal securities as perceived threats to municipal tax exemptions, further tax reform and changes to the Affordable Care Act were greatly reduced. News of a possible ban on flavored e-cigarettes and menthol cigarettes made headlines, which caused a short-lived decline in the valuations of below-investment-grade tobacco settlement bonds. Meanwhile, year-end demand for yield and coupon payments caused the asset class to end 2018 on a strong note. Investors affected by the $10,000 cap on state and local tax (SALT) deductions poured a record $18.9 billion into municipal bond funds in the first 8 weeks of calendar year 2019, the most over that period in at least 13 years.4

At the close of the fiscal year, we believed municipal fundamentals remained strong and viewed the ongoing impact of the Tax Cut and Jobs Act of 2018 as a potential market factor. As a result, demand for municipal bond investments could remain strong as retail investors continue to seek tax-exempt income.

Over the fiscal year, security selection in sales tax revenue and general obligation (G.O.) bonds, the Fund’s third and second largest sectors, respectively, significantly contributed to the Fund’s performance. Sales tax revenue bonds issued by the Commonwealth of Puerto Rico (COFINAs) represented nearly half of the

6          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund’s assets in that sector at fiscal year-end. By far, the Fund’s holdings in the municipal leases sector produced the strongest single-sector returns this fiscal year. The sales tax revenue, G.O., casino, and correctional facilities sectors also outperformed relative to the Bloomberg Barclays Municipal Bond Index. In aggregate, the Fund’s diverse holdings in securities issued in Puerto Rico provided a larger contribution to the Fund’s total return than any single sector. The Fund’s holdings in the student housing and paper, containers and packaging sectors, which in combination represented less than 1% of assets at fiscal year-end, had negative returns for the period and detracted slightly from the Fund’s performance. Pre-refunded bonds and the real estate sector, among others, were underperformers relative to the Bloomberg Barclays Municipal Bond Index.

During the fiscal year, leverage contributed to the Fund’s performance. The Fund achieved a leveraged position through the use of inverse floating rate securities and tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments. Investors are reminded that the Fund is not and will not be managed based on predictions of interest rate changes.

Oppenheimer Rochester High Yield Municipal Fund (the predecessor fund) was renamed Invesco Oppenheimer Rochester High Yield Municipal Fund after the close of business on May 24, 2019, when Invesco’s acquisition of OppenheimerFunds was finalized. Prior to the commencement of the Fund’s operations, Scott S. Cottier managed the predecessor fund since 2002. Effective June 21, 2019, the portfolio management team of this fund was

7          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

changed to Mr. Cottier (lead manager) and Mark Paris.

Thank you for investing in Invesco Oppenheimer Rochester High Yield Municipal Fund and for sharing our long-term investment horizon.

1 Sources: Bloomberg Barclays Municipal Bond Index, Bloomberg Barclays High Yield Municipal Bond Index

2 Source: The Bond Buyer

3 Source: Lipper

4 Source: Strategic Insight

5 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	14.9%
General Obligation	9.2
Sales Tax Revenue	8.2
Marine/Aviation Facilities	7.0
Adult Living Facilities	6.5
Education	5.7
Sewer Facilities	4.6
Tax Increment Financing (TIF)	4.4
Hospital/Healthcare	4.4
Special Assessment	4.3

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Adviser- Rated	Total
AAA	5.9%	1.5%	7.4%
AA	21.9	0.0	21.9
A	7.6	0.0	7.6
BBB	9.6	2.6	12.2
BB or lower	17.4	33.5	50.9
Total	62.4%	37.6%	100.0%

The percentages above are based on the market value of the securities as of August 31, 2019 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

9          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	15.0%
General Obligation	9.3
Sales Tax Revenue	7.7
Marine/Aviation Facilities	6.9
Adult Living Facilities	6.6
Education	5.8
Sewer Utilities	4.7
Special Assessment	4.6
Tax Increment Financing (TIF)	4.5
Hospital/Healthcare	4.0

Holdings are subject to change and are not buy/sell recommendations. Percentages are as of July 31, 2019 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Adviser- Rated	Total
AAA	5.5%	2.1%	7.6%
AA	21.3	0.2	21.5
A	7.4	0.0	7.4
BBB	9.1	2.5	11.6
BB or lower	19.1	32.8	51.9
Total	62.4%	37.6%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2019 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

For more current Fund holdings, please visit invesco.com.

10          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/19
	Inception					Since
	Date	1-Month	1-Year	5-Year	10-Year	Inception
Class A (ORNAX)	10/1/93	2.63%	11.80%	8.19%	8.98%	5.09%
Class C (ORNCX)	8/29/95	2.59	11.14	7.45	8.18	4.87
Class Y (ORNYX)	11/29/10	2.66	12.09	8.41	N/A	8.56
Class R5* (IORHX)	5/24/19	2.79	11.83	8.20	8.98	N/A
Class R6* (IORYX)	5/24/19	2.79	11.84	8.20	8.98	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/19
	Inception					Since
	Date	1-Month	1-Year	5-Year	10-Year	Inception
Class A (ORNAX)	10/1/93	-1.77%	7.07%	7.25%	8.50%	4.91%
Class C (ORNCX)	8/29/95	1.59	10.14	7.45	8.18	4.87
Class Y (ORNYX)	11/29/10	2.66	12.09	8.41	N/A	8.56
Class R5* (IORHX)	5/24/19	2.79	11.83	8.20	8.98	N/A
Class R6* (IORYX)	5/24/19	2.79	11.84	8.20	8.98	N/A

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/19
	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (ORNAX)	10/1/93	11.26%	8.24%	9.83%	5.00%
Class C (ORNCX)	8/29/95	10.45	7.46	9.02	4.78
Class Y (ORNYX)	11/29/10	11.55	8.43	N/A	8.31
Class R5* (IORHX)	5/24/19	11.13	8.21	9.82	N/A
Class R6* (IORYX)	5/24/19	11.13	8.21	9.82	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/19
	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (ORNAX)	10/1/93	6.48%	7.30%	9.36%	4.82%
Class C (ORNCX)	8/29/95	9.45	7.46	9.02	4.78
Class Y (ORNYX)	11/29/10	11.55	8.43	N/A	8.31
Class R5* (IORHX)	5/24/19	11.13	8.21	9.82	N/A
Class R6* (IORYX)	5/24/19	11.13	8.21	9.82	N/A

*Class R5 and R6 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

11          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C and Class Y shares of the predecessor fund were reorganized into Class A, Class C and Class Y shares, respectively, of the Fund. Class R5 and R6 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, which is an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the U.S. Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged, and an investment cannot be made into an index. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

12          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

13          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Actual	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During 6 Months Ended August 31, 2019[1,2]
Class A	$1,000.00	$1,105.90	$5.09
Class C	1,000.00	1,101.40	8.54
Class Y	1,000.00	1,107.40	3.77
Class R5	1,000.00	1,106.20	2.14
Class R6	1,000.00	1,106.30	1.94

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.31	4.89
Class C	1,000.00	1,017.04	8.20
Class Y	1,000.00	1,021.57	3.61
Class R5	1,000.00	1,021.37	3.82
Class R6	1,000.00	1,021.72	3.46

1. Actual expenses paid for Class A, C and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Actual expenses paid for Class R5 and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 99/366 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2019 for Classes A, C and Y and for the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019 for Class R5 and R6 are as follows:

Class	Expense Ratios
Class A	0.96%
Class C	1.61
Class Y	0.71
Class R5	0.75
Class R6	0.68

15          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During 6 Months Ended July 31, 2019[1,2]
Class A	$1,000.00	$1,097.70	$5.84
Class C	1,000.00	1,093.20	9.22
Class Y	1,000.00	1,097.70	4.59
Class R5	1,000.00	1,096.40	1.78
Class R6	1,000.00	1,096.50	1.78

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.24	5.62
Class C	1,000.00	1,016.02	8.89
Class Y	1,000.00	1,020.43	4.42
Class R5	1,000.00	1,020.28	4.57
Class R6	1,000.00	1,020.28	4.57

1. Actual expenses paid for Class A, C and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Actual expenses paid for Class R5 and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 68/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2019 for Classes A, C and Y and for the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019 for Class R5 and R6 are as follows:

Class	Expense Ratios
Class A	1.12%
Class C	1.77
Class Y	0.88
Class R5	0.91
Class R6	0.91

17          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS August 31, 2019 Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—109.0%
Alabama—4.6%
$5,000,000	AL Economic Settlement Authority (BP Exploration & Production)	4.000%		09/15/2033	$5,545,750
2,710,000	AL Port Authority (Alabama Docks Dept.)	5.000		10/01/2028	3,334,872
2,380,000	AL Port Authority (Alabama Docks Dept.)	5.000		10/01/2029	2,915,785
1,700,000	Birmingham, AL GO Warrants	5.000		12/01/2036	2,119,509
1,535,000	Birmingham, AL GO Warrants	5.000		12/01/2037	1,906,577
1,575,000	Birmingham, AL GO Warrants	5.000		12/01/2038	1,950,133
5,190,000	Birmingham, AL GO Warrants	5.000		12/01/2043	6,355,726
7,040,000	Birmingham-Jefferson, AL Civic Center Authority	4.000		07/01/2043	7,867,059
1,365,000	Birmingham-Jefferson, AL Civic Center Authority	5.000		05/01/2035	1,683,127
1,170,000	Birmingham-Jefferson, AL Civic Center Authority	5.000		05/01/2036	1,438,726
12,870,000	Birmingham-Jefferson, AL Civic Center Authority[1]	5.000		05/01/2048	15,432,927
18,120,000	Birmingham-Jefferson, AL Civic Center Authority[1]	5.000		07/01/2048	21,785,948
10,500,000	Birmingham-Jefferson, AL Civic Center Authority	5.000		07/01/2048	12,653,340
4,500,000	Homewood, AL Educational Building Authority (Samford University)	5.000		12/01/2047	5,306,085
21,895,000	Jefferson County, AL Sewer	0.000	[2]	10/01/2039	21,283,473
20,045,000	Jefferson County, AL Sewer	0.000	[2]	10/01/2046	19,535,456
30,000,000	Jefferson County, AL Sewer	0.000	[2]	10/01/2046	29,037,600
17,500,000	Jefferson County, AL Sewer	0.000	[2]	10/01/2050	17,013,500
44,050,000	Jefferson County, AL Sewer	0.000	[2]	10/01/2050	42,532,918
5,000,000	Jefferson County, AL Sewer	5.500		10/01/2053	5,819,200
51,500,000	Jefferson County, AL Sewer	6.500		10/01/2053	62,559,110
25,000,000	Jefferson County, AL Sewer	7.000		10/01/2051	30,898,750
8,000,000	Lower AL Gas District	5.000		09/01/2046	11,675,120
500,000	Mobile, AL Improvement District (McGowin Park)	5.250		08/01/2030	532,720
1,300,000	Mobile, AL Improvement District (McGowin Park)	5.500		08/01/2035	1,384,812
15,365,000	Tuscaloosa County, AL IDA (Hunt Refining)	5.250		05/01/2044	17,769,930

					350,338,153
Alaska—0.3%
1,650,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[3,4]	5.875		12/01/2027	82,500
500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[3,4]	6.000		12/01/2036	25,000
1,755,000	AK Municipal Bond Bank Authority	5.000		12/01/2030	2,119,092
1,365,000	AK Municipal Bond Bank Authority	5.000		12/01/2031	1,641,877
1,960,000	AK Municipal Bond Bank Authority	5.000		12/01/2032	2,352,431
2,055,000	AK Municipal Bond Bank Authority	5.000		12/01/2033	2,461,232
10,350,000	Koyukuk, AK (Tanana Chiefs Conference Health Care Facility)	7.750		10/01/2041	10,400,819

					19,082,951
Arizona—2.1%
1,165,000	AZ IDA (Academies of Mathematics & Science)	5.500		07/01/2038	1,283,492
2,250,000	AZ IDA (Academies of Mathematics & Science)	5.625		07/01/2048	2,465,077
3,500,000	AZ IDA (Academies of Mathematics & Science)	5.750		07/01/2053	3,843,420
2,515,000	AZ IDA (Accel Schools)	5.125		08/01/2038	2,723,242

18          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Arizona (Continued)
$3,945,000	AZ IDA (Accel Schools)	5.250%	08/01/2048	$4,253,065
580,000	AZ IDA (Franklin Phonetic Charter School)	5.500	07/01/2037	610,044
680,000	AZ IDA (Franklin Phonetic Charter School)	5.750	07/01/2047	718,502
645,000	AZ IDA (Franklin Phonetic Charter School)	5.875	07/01/2052	682,410
1,415,000	AZ IDA (Mater Academy of Nevada)	5.250	12/15/2038	1,548,109
2,260,000	AZ IDA (Mater Academy of Nevada)	5.500	12/15/2048	2,476,576
2,250,000	AZ IDA (Provident Group-NCCU Properties)	5.000	06/01/2049	2,702,812
3,250,000	AZ IDA (Provident Group-NCCU Properties)	5.000	06/01/2054	3,875,755
1,930,000	AZ IDA (Provident Group-NCCU Properties)	5.000	06/01/2058	2,287,089
3,399,000	Buckeye, AZ Watson Road Community Facilities District	6.000	07/01/2030	3,398,932
450,000	Cadence, AZ Community Facilities District	4.500	07/01/2043	463,680
3,180,000	East San Luis, AZ Community Facilities District Special Assessment (Area One)[3,4]	6.375	01/01/2028	1,749,000
140,000	East San Luis, AZ Community Facilities District Special Assessment (Area Two)[3,4]	8.500	01/01/2028	91,000
3,100,000	Glendale, AZ IDA (Beatitudes Campus)	5.000	11/15/2045	3,350,201
500,000	La Paz County, AZ IDA (Harmony Public Schools)	5.000	02/15/2038	588,885
1,200,000	La Paz County, AZ IDA (Harmony Public Schools)	5.000	02/15/2048	1,387,632
7,225,000	Maricopa County, AZ IDA (Christian Care Surprise)	6.000	01/01/2048	7,690,362
220,000	Maricopa County, AZ IDA (Greathearts Arizona)	5.000	07/01/2037	265,005
405,000	Maricopa County, AZ IDA (Greathearts Arizona)	5.000	07/01/2048	480,456
1,870,000	Maricopa County, AZ IDA (Immanuel Campus Care)[3,4]	8.500	04/20/2041	1,290,300
265,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien	5.250	07/01/2024	265,429
810,000	Merrill Ranch, AZ Community Facilities District No. 2	5.250	07/15/2040	937,664
225,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien	5.250	07/01/2024	225,364
551,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien	5.300	07/01/2030	551,782
420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.300	07/15/2025	396,299
350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.350	07/15/2031	309,879
10,000,000	Phoenix, AZ Civic Improvement Corp. Airport	5.000	07/01/2048	12,166,200
1,000,000	Phoenix, AZ IDA (Downtown Phoenix Student Hsg.)	5.000	07/01/2042	1,177,510
1,625,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	1,626,138
4,135,000	Phoenix, AZ IDA (Freedom Academy)	5.500	07/01/2046	4,559,086
2,855,000	Phoenix, AZ IDA (Gourmet Boutique West)[4]	5.875	11/01/2037	2,501,865
595,000	Phoenix, AZ IDA (Leman Academy of Excellence)	5.000	07/01/2049	613,457
530,000	Phoenix, AZ IDA (Leman Academy of Excellence)	5.000	07/01/2054	544,723
5,530,000	Phoenix, AZ IDA (Milestone Charter School)	6.500	11/01/2047	5,716,582
1,185,000	Phoenix, AZ IDA (Vista College Preparatory)	5.000	07/01/2048	1,416,573

19          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Arizona (Continued)
$2,970,000	Pima County, AZ IDA (American Leadership Academy)	5.000%		06/15/2052	$3,069,376
2,250,000	Pima County, AZ IDA (American Leadership Academy)	5.625		06/15/2045	2,483,258
4,355,000	Pima County, AZ IDA (Arizona Charter School)	5.375		07/01/2031	4,606,850
1,550,000	Pima County, AZ IDA (Christian Care Tucson)	5.000		06/15/2037	1,807,595
2,830,000	Pima County, AZ IDA (Christian Care Tucson)	5.000		12/15/2047	3,263,103
2,400,000	Pima County, AZ IDA (Excalibur Charter School)	5.500		09/01/2046	2,532,288
2,955,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)	8.125		07/01/2041	2,960,378
3,315,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.000		12/01/2036	3,621,273
6,310,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.000		12/01/2046	6,824,139
5,730,000	Pima County, AZ IDA (P.L.C. Charter Schools)	7.500		04/01/2041	6,648,920
650,000	Pima County, AZ IDA (Paideia Academies)	5.125		07/01/2039	659,919
810,000	Pima County, AZ IDA (Paideia Academies)	5.250		07/01/2049	823,341
1,025,000	Pima County, AZ IDA (Paideia Academies)	6.000		07/01/2035	1,095,366
3,310,000	Pima County, AZ IDA (Paideia Academies)	6.125		07/01/2045	3,532,035
500,000	Pinal County, AZ IDA (San Manuel Facility)	6.250		06/01/2026	529,475
20,000,000	Pinal County, AZ IDA (WOF SW GGP 1)	7.250		10/01/2033	22,141,000
1,022,000	Prescott Valley, AZ Southside Community Facilities District No. 1	7.250		07/01/2032	628,172
220,000	Show Low Bluff, AZ Community Facilities District	5.600		07/01/2031	210,272
1,010,000	Tempe, AZ IDA (Mirabella at ASU)	6.000		10/01/2037	1,174,670
2,360,000	Tempe, AZ IDA (Mirabella at ASU)	6.125		10/01/2052	2,711,852
695,000	Tempe, AZ IDA (Tempe Life Care Village)	6.000		12/01/2032	737,506
1,550,000	Tempe, AZ IDA (Tempe Life Care Village)	6.250		12/01/2042	1,646,891
675,000	Verrado, AZ Community Facilities District No. 1	5.700		07/15/2029	723,155
1,800,000	Verrado, AZ Community Facilities District No. 1	6.000		07/15/2027	1,955,124
610,000	Verrado, AZ Community Facilities District No. 1	6.000		07/15/2033	654,823

					160,274,378
Arkansas—0.0%
5,045,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[3,4]	6.250		02/01/2038	3,682,850
California—12.9%
7,300,000	Alameda, CA Corridor Transportation Authority	5.000		10/01/2034	8,842,417
750,000	Alhambra, CA (Atherton Baptist Homes)	7.625		01/01/2040	766,117
175,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	6.200		05/01/2031	175,215
127,310,000	CA County Tobacco Securitization Agency	5.307	[5]	06/01/2046	23,017,648
107,400,000	CA County Tobacco Securitization Agency	5.502	[5]	06/01/2050	12,725,826
212,950,000	CA County Tobacco Securitization Agency	6.341	[5]	06/01/2055	12,992,079
33,920,000	CA County Tobacco Securitization Agency	6.647	[5]	06/01/2046	5,867,482
215,100,000	CA County Tobacco Securitization Agency	6.998	[5]	06/01/2055	15,110,775
6,620,000	CA County Tobacco Securitization Agency	8.145	[5]	06/01/2033	3,030,305
7,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	7,001,260
520,920,000	CA County Tobacco Securitization Agency (TASC)	5.559	[5]	06/01/2050	79,726,806
18,500,000	CA County Tobacco Securitization Agency (TASC)	5.650	[2]	06/01/2041	18,618,955

20          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$18,030,000	CA County Tobacco Securitization Agency (TASC)	5.700%[2]		06/01/2046	$18,138,901
2,775,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2035	2,801,390
7,145,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2043	7,238,957
19,120,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2042	19,292,654
5,000,000	CA County Tobacco Securitization Agency (TASC)	6.125		06/01/2038	5,001,600
9,125,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	9,582,619
16,780,000	CA GO	4.000		11/01/2033	19,701,734
24,160,000	CA GO	4.000		11/01/2034	28,238,691
20,000,000	CA GO	4.000		11/01/2035	23,278,200
3,740,000	CA GO	5.000		08/01/2030	4,759,412
2,160,000	CA GO	5.000		09/01/2031	2,685,938
3,200,000	CA GO	5.000		04/01/2049	4,058,304
555,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000		06/01/2029	671,178
25,350,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.300	[2]	06/01/2037	26,367,296
607,062	CA HFA, Series A	4.250		01/15/2035	727,090
1,835,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)	6.250		07/15/2050	1,900,510
10,000,000	CA Infrastructure and Economic Devel. (SanfordConsortium)[1]	5.000		05/15/2040	10,288,350
31,530,000	CA Infrastructure and Economic Devel. (University of California)[1]	5.000		05/15/2052	38,432,328
4,500,000	CA Morongo Band of Mission Indians	5.000		10/01/2042	5,125,905
5,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000		02/01/2047	5,932,450
750,000	CA Municipal Finance Authority (Harbor Regional Center)	8.500		11/01/2039	758,805
10,800,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)	5.000		12/31/2043	13,080,744
2,750,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)	5.000		12/31/2047	3,311,192
2,575,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)	5.000		06/01/2048	3,092,189
3,000,000	CA Pollution Control Financing Authority (Aemerge Redpak Services Southern CA)[3]	8.000		12/01/2027	900,000
6,075,000	CA Pollution Control Financing Authority (Calplant I)	7.500		07/01/2032	6,363,745
14,995,000	CA Pollution Control Financing Authority (Calplant I)	8.000		07/01/2039	16,422,824
5,945,000	CA School Finance Authority Charter School (Grimmway Schools)	5.250		07/01/2051	6,579,094
385,000	CA School Finance Authority Charter School (Kepler Neighborhood School)	5.000		05/01/2027	386,921
900,000	CA School Finance Authority Charter School (Kepler Neighborhood School)	5.750		05/01/2037	919,467
1,230,000	CA School Finance Authority Charter School (Kepler Neighborhood School)	5.875		05/01/2047	1,256,101

21          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$595,000	CA School Finance Authority Charter School (RE/ REW/RLSA/RDP/RRCP/RSCP/RNNE/RMS/RSSPA/ RBM/RSA Obligated Group)	5.125%		06/01/2047	$646,259
665,000	CA School Finance Authority Charter School (RE/ REW/RLSA/RDP/RRCP/RSCP/RNNE/RMS/RSSPA/ RBM/RSA Obligated Group)	5.250		06/01/2052	723,068
4,330,000	CA School Finance Authority School Facility (Escuela Popular Del Pueblo)	6.500		07/01/2050	4,554,164
61,600,000	CA Silicon Valley Tobacco Securitization Authority	8.146	[5]	06/01/2056	5,957,336
58,990,000	CA Silicon Valley Tobacco Securitization Authority	8.898	[5]	06/01/2047	12,406,777
60,785,000	CA Silicon Valley Tobacco Securitization Authority	8.995	[5]	06/01/2036	24,015,546
13,505,000	CA Silicon Valley Tobacco Securitization Authority	8.998	[5]	06/01/2047	2,669,533
25,920,000	CA State University	5.000		11/01/2047	31,633,286
10,000	CA Statewide CDA (Escrow Term)	6.750		09/01/2037	10,012
4,020,000	CA Statewide CDA (Guidance Charter School)[3,4]	6.500		07/01/2037	1,567,800
14,690,000	CA Statewide CDA (Guidance Charter School)[3,4]	6.750		07/01/2052	5,729,100
1,450,000	CA Statewide CDA (NCCD-Hooper Street - College of the Arts)	5.250		07/01/2052	1,676,330
7,645,000	CA Statewide CDA (Yucaipa Valley Water Reservoir)[6]	6.000		09/02/2044	7,919,379
4,515,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2037	4,544,754
100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2043	100,560
1,120,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2043	1,126,272
2,500,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)	7.250		08/01/2033	2,756,400
1,215,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation	5.000		09/01/2030	1,525,809
18,275,000	Fremont, CA Union High School District[1]	4.000		08/01/2043	19,615,015
7,780,000	Fresno, CA Unified School District	4.319	[5]	08/01/2042	3,600,117
4,320,000	Garden Grove, CA Unified School District	4.000		08/01/2045	4,863,802
8,915,000	Garden Grove, CA Unified School District	4.000		08/01/2047	10,011,991
9,625,000	Garden Grove, CA Unified School District	4.000		08/01/2048	10,795,977
1,200,000	Irvine, CA Unified School District Community Facilities District No. 09-1[6]	4.000		09/01/2044	1,372,824
2,150,000	Irvine, CA Unified School District Community Facilities District No. 09-1[6]	4.000		09/01/2049	2,449,409
1,140,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[6]	7.000		09/01/2033	1,143,625
4,000,000	Long Beach, CA Harbor Revenue	5.000		05/15/2043	4,815,840
13,345,000	Los Angeles County, CA Facilities (Vermont Corridor County Administration Building)	5.000		12/01/2043	16,662,167
7,875,000	Los Angeles County, CA Facilities (Vermont Corridor County Administration Building)	5.000		12/01/2051	9,709,796
1,625,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)	5.750		09/01/2040	1,666,941

22          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,500,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)	5.000%		05/15/2033	$1,803,810
1,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)	5.000		05/15/2035	1,245,590
1,385,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)	5.000		05/15/2036	1,720,405
25,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.000		05/15/2043	30,971,500
55,750,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.000		05/15/2044	67,261,094
10,000,000	Los Angeles, CA Dept. of Water & Power	5.000		07/01/2047	12,134,200
20,000,000	Los Angeles, CA Dept. of Water & Power	5.250		07/01/2049	25,652,400
6,580,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)	9.250		08/01/2024	6,623,428
255,000	Maywood, CA Public Financing Authority	7.000		09/01/2038	255,413
10,200,000	Northern CA Tobacco Securitization Authority (TASC)	5.375		06/01/2038	10,236,108
45,000	Placer County, CA Improvement Bond Act 1915	6.500		09/02/2030	45,340
3,975,000	Rialto, CA Redevel. Agency (Merged Project Area)	5.000		09/01/2037	4,980,476
1,750,000	Riverside County, CA Redevel. Agency	7.125		10/01/2042	1,971,883
27,015,000	Riverside County, CA Transportation Commission[1]	4.000		06/01/2036	31,253,019
10,000,000	Sacramento, CA Convention Center Complex	5.000		06/01/2048	12,202,200
2,000,000	San Buenaventura, CA Community Memorial Health Systems	8.000		12/01/2031	2,263,600
10,000,000	San Francisco, CA City & County Airports Commission	5.000		05/01/2044	12,334,000
4,700,000	San Francisco, CA City & County Airports Commission	5.000		05/01/2048	5,689,632
13,000,000	San Francisco, CA City & County Airports Commission	5.000		05/01/2049	15,921,490
10,000,000	San Francisco, CA City & County Airports Commission[6]	5.000		05/01/2050	12,231,700
750,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	6.750		08/01/2041	811,808
1,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	7.000		08/01/2041	1,085,310
15,920,000	Santa Clara County, CA GO1	4.000		08/01/2040	16,967,417
6,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)	5.750		06/01/2026	6,508,200
12,115,000	Stockton, CA Unified School District	5.918	[5]	08/01/2038	7,332,240
14,735,000	Stockton, CA Unified School District	5.948	[5]	08/01/2041	8,027,186
17,145,000	Stockton, CA Unified School District	5.948	[5]	08/01/2043	8,675,884
6,245,000	Stockton, CA Unified School District	5.997	[5]	08/01/2037	3,925,545
1,335,000	Susanville, CA Public Financing Authority (Utility Enterprises)	5.875		06/01/2035	1,364,263
1,425,000	Susanville, CA Public Financing Authority (Utility Enterprises)	6.000		06/01/2045	1,456,664

23          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$3,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)	7.500%	09/01/2042	$3,961,160

				988,352,328
Colorado—4.1%
1,075,000	Amber Creek, CO Metropolitan District	5.125	12/01/2047	1,124,826
515,000	Amber Creek, CO Metropolitan District	7.750	12/15/2047	535,332
1,240,000	Arista, CO Metropolitan District	5.000	12/01/2038	1,321,989
3,500,000	Arista, CO Metropolitan District	5.125	12/01/2048	3,731,630
3,260,000	Banning Lewis Ranch, CO Metropolitan District No. 2	5.750	12/01/2048	3,467,792
2,195,000	Banning Lewis Ranch, CO Metropolitan District No. 2	5.750	12/01/2048	2,334,909
500,000	Banning Lewis Ranch, CO Metropolitan District No. 2	8.000	12/15/2048	528,950
3,100,000	Base Village, CO Metropolitan District No. 2	5.750	12/01/2046	3,277,320
3,000,000	Berthoud-Heritage, CO Metropolitan District No. 1	5.625	12/01/2048	3,154,050
500,000	Blue Lake, CO Metropolitan District No. 2	8.000	12/15/2046	524,380
1,750,000	Blue Lake, CO Metropolitan District No. 3	5.250	12/01/2048	1,828,032
551,000	BNC, CO Metropolitan District No. 1	7.375	12/15/2047	575,255
670,000	Brighton Crossing, CO Metropolitan District No. 4	7.000	12/15/2047	693,705
1,000,000	Bromley Park, CO Metropolitan District No. 2	6.375	12/15/2047	1,046,170
2,734,000	Buffalo Ridge, CO Metropolitan District	7.375	12/15/2047	2,868,075
1,345,000	Cherrylane, CO Metropolitan District	5.250	12/01/2047	1,419,419
574,000	Cherrylane, CO Metropolitan District	7.375	12/15/2047	602,482
500,000	Clear Creek Station, CO Metropolitan District No. 2	7.375	12/15/2047	524,085
4,500,000	CO Canyons Metropolitan District No. 5	6.125	12/01/2047	4,761,585
2,000,000	CO Canyons Metropolitan District No. 6	6.125	12/01/2047	2,074,700
1,025,000	CO Country Club Highlands Metropolitan District[4,7]	7.250	12/01/2037	871,250
2,600,000	CO Elbert and Highway 86 Metropolitan District	5.750	12/01/2046	2,916,186
4,475,000	CO Elbert and Highway 86 Metropolitan District[4,7]	7.500	12/01/2032	3,356,250
1,780,000	CO Fossil Ridge Metropolitan District No. 1	7.250	12/01/2040	1,842,727
6,000,000	CO Health Facilities Authority (Ascension Health System Sunbelt)	4.000	11/15/2043	6,872,520
5,190,000	CO Health Facilities Authority (Commonsprirt Health)	5.000	08/01/2044	6,329,568
4,425,000	CO Health Facilities Authority (ELGS/ELGSS/ ELGSF/GSSH Obligated Group)	5.000	06/01/2047	5,586,120
14,350,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System)[1]	5.000	01/01/2044	16,146,261
1,030,000	CO Health Facilities Authority Health & Residential Care Facilities (Volunteers of America)	5.300	07/01/2037	1,030,515
1,040,000	CO International Center Metropolitan District No. 3	7.500	12/15/2038	1,085,614
1,919,000	CO Midcities Metropolitan District No. 2	7.750	12/15/2046	1,974,709

24          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$1,590,000	CO Potomac Farms Metropolitan District	7.250%		12/01/2037	$1,590,811
196,000	CO Potomac Farms Metropolitan District	7.625	[2]	12/01/2023	196,151
1,720,000	CO Sorrell Ranch Metropolitan District[3,4]	6.750		12/15/2036	481,600
569,000	CO Table Mountain Metropolitan District	7.750		12/15/2045	600,073
8,000,000	CO Talon Pointe Metropolitan District[3,4]	8.000		12/01/2039	960,000
500,000	Copperleaf, CO Metropolitan District No. 3	5.000		12/01/2037	529,325
700,000	Copperleaf, CO Metropolitan District No. 3	5.125		12/01/2047	737,541
506,000	Copperleaf, CO Metropolitan District No. 3	7.625		12/15/2047	529,377
3,415,000	Cundall Farms, CO Metropolitan District	6.875		12/01/2044	3,458,814
750,000	Cundall Farms, CO Metropolitan District	7.375		12/15/2047	772,238
785,000	Cundall Farms, CO Metropolitan District	7.750		12/15/2044	821,832
792,000	Cundall Farms, CO Metropolitan District	12.000		12/15/2049	811,135
34,120,000	Denver, CO City & County Airport	5.000		12/01/2048	41,641,754
26,450,000	Denver, CO City & County Airport	5.250		12/01/2048	33,002,194
1,250,000	Denver, CO Connection West Metropolitan District	5.375		08/01/2047	1,315,100
1,360,000	Denver, CO Gateway Center Metropolitan District	5.500		12/01/2038	1,457,730
2,130,000	Denver, CO Gateway Center Metropolitan District	5.625		12/01/2048	2,284,659
2,290,000	Denver, CO International Business Center Metropolitan District No. 1	6.000		12/01/2048	2,420,736
1,285,000	Dinosaur Ridge, CO Metropolitan District	5.000		06/01/2049	1,319,759
1,690,000	Dublin North, CO Metropolitan District No. 2	5.125		12/01/2047	1,766,236
2,000,000	Erie Farm, CO Metropolitan District	5.500		12/01/2045	2,103,620
600,000	Erie Farm, CO Metropolitan District	7.750		12/15/2045	623,340
515,000	First Creek Village, CO Metropolitan District	6.750		08/01/2049	521,875
2,965,000	Flying Horse, CO Metropolitan District No. 3	6.000		12/01/2049	3,032,157
920,000	Godding Hollow, CO Metropolitan District	6.500		12/01/2034	974,814
2,065,000	Hawthorn, CO Metropolitan District No. 2	6.375		12/01/2044	2,091,122
950,000	Hawthorn, CO Metropolitan District No. 2	7.750		12/15/2044	995,743
928,000	Hawthorn, CO Metropolitan District No. 2	10.000		12/15/2051	950,959
1,825,000	Hunters Overlook, CO Metropolitan District No. 5	8.500		12/15/2049	1,839,418
5,015,000	Hunting Hill, CO Metropolitan District	5.625		12/01/2048	5,336,110
775,000	Iliff Commons, CO Metropolitan District No. 3	6.000		12/01/2046	811,619
2,235,000	Interpark, CO Metropolitan District	5.500		12/01/2048	2,325,406
1,365,000	Interquest South, CO Business Improvement District	5.000		12/01/2047	1,412,202
1,619,000	Lewis Pointe, CO Metropolitan District	7.750		12/15/2047	1,637,019
500,000	Leyden Ranch, CO Metropolitan District	7.000		12/15/2047	526,655
1,195,000	Leyden Rock, CO Metropolitan District No. 10	7.250		12/15/2045	1,244,473
1,025,000	Leyden Rock, CO Metropolitan District No. 10	10.750		12/15/2049	1,049,692
1,140,000	Littleton Village, CO Metropolitan District No. 2	7.625		12/15/2028	1,191,403
8,065,000	Millers Landing, CO Business Improvement District	6.000		12/01/2048	8,439,539
2,185,000	Millers Landing, CO Business Improvement District	8.000		12/01/2048	2,275,699
1,000,000	Mountain Shadows, CO Metropolitan District	5.000		12/01/2046	1,050,750
1,760,000	North Holly, CO Metropolitan District	5.500		12/01/2048	1,834,466
2,290,000	Powhaton Road, CO Metropolitan District No. 2	5.625		12/01/2048	2,416,408
2,290,000	Prairie Farm, CO Metropolitan District	5.250		12/01/2048	2,405,279

25          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$1,270,000	Prairie Farm, CO Metropolitan District	7.375%		12/15/2048	$1,322,629
2,595,000	Prairiestar, CO Metropolitan District No. 2	5.750		12/01/2046	2,746,885
12,585,000	PV-ERU Holding Trust, CO	7.957		2/14/2039	2,642,850
4,340,000	Rendezvous, CO Metropolitan District No. 4	5.625		12/01/2048	4,570,324
2,000,000	Ritoro, CO Metropolitan District	5.000		12/01/2049	2,055,400
1,200,000	Sheridan Station West, CO Metropolitan District	6.000		12/01/2047	1,242,744
2,815,000	South Aurora, CO Regional Improvement Authority	6.250		12/01/2057	2,980,184
1,000,000	South Timnath, CO Metropolitan District No. 1	5.500		12/01/2048	1,049,350
2,208,000	South Timnath, CO Metropolitan District No. 1	8.000		12/15/2048	2,304,997
810,000	Southglenn, CO Metropolitan District	5.000		12/01/2036	856,421
2,000,000	Stone Creek, CO Metropolitan District	5.625		12/01/2047	2,094,780
600,000	Stone Creek, CO Metropolitan District	7.875		12/15/2047	629,982
680,000	Tabernash Meadows, CO Water & Sanitation District	7.125		12/01/2034	702,508
7,550,000	Tailholt, CO Metropolitan District No. 3	6.000		12/01/2048	8,125,914
294,000	Tallyns Reach, CO Metropolitan District No. 3	5.000		12/01/2033	315,665
1,220,000	Tallyns Reach, CO Metropolitan District No. 3	6.750		11/01/2038	1,259,809
1,400,000	Thompson Crossing, CO Metropolitan District No. 4[6]	5.000		12/01/2039	1,505,168
2,125,000	Thompson Crossing, CO Metropolitan District No. 4[6]	5.000		12/01/2049	2,249,716
749,000	Thompson Crossing, CO Metropolitan District No. 6	6.000		12/01/2044	780,046
1,500,000	Timnath Ranch, CO Metropolitan District No. 4	5.250		12/01/2037	1,570,650
1,900,000	Timnath Ranch, CO Metropolitan District No. 4	5.375		12/01/2047	1,989,680
953,000	Timnath Ranch, CO Metropolitan District No. 4	7.750		12/15/2047	994,179
2,000,000	Trails at Crowfoot, CO Metropolitan District No. 3	5.000		12/01/2049	2,067,840
1,610,000	Two Bridges, CO Metropolitan District	5.625		08/01/2048	1,680,808
508,000	Two Bridges, CO Metropolitan District	7.875		08/01/2048	528,218
1,570,000	Village at Dry Creek, CO Metropolitan District No. 2	4.375		12/01/2044	1,612,186
1,375,000	Village at Southgate, CO Metropolitan District	5.625		12/01/2048	1,436,751
1,645,000	Villas Eastlake Reservoir, CO Metropolitan District	6.500		12/01/2046	1,746,891
1,300,000	Westcreek, CO Metropolitan District No. 2	5.375		12/01/2048	1,355,016
1,455,000	Willow Bend, CO Metropolitan District	5.000		12/01/2049	1,542,446
755,000	Willow Bend, CO Metropolitan District	7.625		12/15/2049	768,779
5,191,763	Woodmen Heights, CO Metropolitan District No. 1	6.000		12/01/2041	5,297,883
27,590,594	Woodmen Heights, CO Metropolitan District No. 1	7.300	[2]	12/15/2041	24,262,064
1,245,000	York Street, CO Metropolitan District	6.250		12/01/2047	1,298,971

					315,780,973
Connecticut—0.7%
5,295,000	CT GO	4.000		08/15/2031	6,034,976
4,500,000	CT GO	5.000		09/15/2033	5,712,840
2,000,000	CT GO	5.000		09/15/2034	2,530,560
2,500,000	CT GO	5.000		09/15/2035	3,153,725

26          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Connecticut (Continued)
$2,000,000	CT GO	5.000%		09/15/2037	$2,507,640
2,500,000	CT H&EFA (Ascension Health Credit Group)	5.000		11/15/2040	2,517,950
3,870,000	CT H&EFA (Nuvance Health)	4.000		07/01/2041	4,344,191
5,000,000	CT H&EFA (Nuvance Health)	4.000		07/01/2049	5,541,900
6,000,000	CT Special Tax (Transportation Infrastructure)	5.000		08/01/2032	7,133,100
7,965,000	CT Special Tax (Transportation Infrastructure)	5.000		08/01/2033	9,444,021
470,000	Georgetown, CT Special Taxing District[3,4]	5.125		10/01/2036	150,400
1,580,000	Hartford, CT GO	5.000		10/01/2033	1,824,079
13,082,023	Mashantucket Western Pequot Tribe CT3,8	6.050		07/01/2031	448,059

					51,343,441
Delaware—0.0%
1,100,000	Bridgeville, DE Special Obligation (Heritage Shores)	5.450		07/01/2035	1,100,462
District of Columbia—3.8%
4,745,000	District of Columbia (Howard University)	6.250		10/01/2032	5,128,586
5,255,000	District of Columbia (Howard University)	6.250		10/01/2032	5,514,019
315,000	District of Columbia (Howard University)	6.500		10/01/2041	341,640
19,295,000	District of Columbia (Howard University)	6.500		10/01/2041	20,210,162
310,000	District of Columbia (Rocketship Public School)	5.300		06/01/2023	315,558
2,900,000	District of Columbia Center for Strategic & International Studies	6.375		03/01/2031	3,122,546
2,000,000	District of Columbia Center for Strategic & International Studies	6.625		03/01/2041	2,162,420
30,840,000	District of Columbia GO	5.000		10/15/2044	39,020,002
32,955,000	District of Columbia Tobacco Settlement Financing Corp.	6.750		05/15/2040	33,995,719
1,275,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	5.912	[5]	06/15/2055	61,423,992
1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.211	[5]	06/15/2055	45,839,750
11,045,000	District of Columbia Water & Sewer Authority	5.000		10/01/2049	13,596,947
11,530,000	Metropolitan Washington D.C. Airport Authority[1]	4.000		10/01/2035	12,903,606
6,375,000	Metropolitan Washington D.C. Airport Authority	5.000		10/01/2034	8,012,036
11,000,000	Metropolitan Washington D.C. Airport Authority	5.000		10/01/2037	13,699,400
20,000,000	Metropolitan Washington D.C. Airport Authority	5.000		10/01/2044	25,017,600
1,810,000	Metropolitan Washington D.C. Airport Authority	5.000		10/01/2048	2,211,349

					292,515,332
Florida—6.7%
750,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000		10/01/2032	857,235
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000		10/01/2042	1,138,580
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)	8.000		10/01/2046	1,135,440
3,035,000	Amelia Concourse, FL Community Devel. District	5.650		05/01/2049	3,234,733

27          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$4,655,000	Amelia Concourse, FL Community Devel. District[3,4]	5.750%		05/01/2038	$4,329,150
2,990,000	Amelia Concourse, FL Community Devel. District	6.000		05/01/2047	3,143,955
1,415,000	Amelia Concourse, FL Community Devel. District	7.250		05/01/2029	1,502,574
4,315,000	Arlington Ridge, FL Community Devel. District	5.500		05/01/2036	4,315,000
1,045,000	Avignon Villages, FL Community Devel. District[3,4]	5.300		05/01/2014	73,150
755,000	Avignon Villages, FL Community Devel. District[3,4]	5.400		05/01/2037	52,850
7,555,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)	6.000		10/01/2042	8,133,033
5,845,000	Buckeye Park, FL Community Devel. District[3,4]	7.875		05/01/2038	2,513,350
765,000	Carlton Lakes, FL Community Devel. District Special Assessment	5.625		11/01/2036	828,870
1,875,000	Carlton Lakes, FL Community Devel. District Special Assessment	5.750		11/01/2047	2,041,669
7,612,827	CFM, FL Community Devel. District	0.000	[2]	05/01/2035	5,586,521
8,285,000	CFM, FL Community Devel. District	6.250		05/01/2035	8,284,172
1,987,173	CFM, FL Community Devel. District, Series A3,4	6.250		05/01/2035	397,435
7,075,000	Chapel Creek, FL Community Devel. District Special Assessment[3,4]	5.500		05/01/2038	6,367,500
13,074,058	Clearwater Cay, FL Community Devel. District[3,4]	5.500		05/01/2037	7,452,213
1,150,000	Collier County, FL IDA (Gulf Coast Charter Academy South)	5.000		12/01/2037	1,220,863
1,875,000	Collier County, FL IDA (Gulf Coast Charter Academy South)	5.000		12/01/2047	1,963,819
1,690,000	Creekside, FL Community Devel. District[3,4]	5.200		05/01/2038	760,500
815,000	Crosscreek, FL Community Devel. District	5.600		05/01/2037	806,826
20,000	Crosscreek, FL Community Devel. District[3]	5.600		05/01/2039	19,418
1,210,000	Crosscreek, FL Community Devel. District	6.750		11/30/2021	1,214,417
55,000	Dade County, FL HFA (Golden Lakes Apartments)	6.050		11/01/2039	55,112
3,230,000	FL Capital Trust Agency (AHFP/AAD/AAHI/APH/ AWHC/AAHII/AW Obligated Group)	6.000		07/01/2042	3,342,921
1,025,000	FL Capital Trust Agency (Elim Senior Hsg.)	5.625		08/01/2037	1,083,507
3,850,000	FL Capital Trust Agency (Elim Senior Hsg.)	5.875		08/01/2052	4,062,481
850,000	FL Capital Trust Agency (Florida Charter Educational Foundation)	5.375		06/15/2038	961,987
1,590,000	FL Capital Trust Agency (Florida Charter Educational Foundation)	5.375		06/15/2048	1,769,113
1,545,000	FL Capital Trust Agency (IAS/ASchH/CAMS/ CAM&S Obligated Group)	5.000		12/15/2049	1,701,354
1,085,000	FL Capital Trust Agency (IAS/ASchH/CAMS/ CAM&S Obligated Group)	5.000		12/15/2054	1,187,901
3,735,000	FL Capital Trust Agency (Paragon Academy of Techonolgy/Sunshine Elementary Charter School Obligation Group)	5.750		06/01/2054	3,916,297
390,000	FL Capital Trust Agency (Paragon Academy of Techonolgy/Sunshine Elementary Charter School Obligation Group)	6.000		06/01/2028	406,520
1,100,000	FL Capital Trust Agency (Viera Charter School)	5.000		10/15/2047	1,176,318

28          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$755,000	FL Capital Trust Agency (Viera Charter School)	5.000%		10/15/2052	$801,999
3,725,000	FL Dept. of Transportation (Acquisition & Bridge Construction)[1]	4.000		07/01/2037	4,333,386
4,030,000	FL Dept. of Transportation (Acquisition & Bridge Construction)[1]	4.000		07/01/2038	4,675,925
4,195,000	FL Dept. of Transportation (Acquisition & Bridge Construction)[1]	4.000		07/01/2039	4,855,503
4,360,000	FL Dept. of Transportation (Acquisition & Bridge Construction)[1]	4.000		07/01/2040	5,034,176
6,045,000	FL Devel. Finance Corp. (Florida Charter Educational Foundation)	5.000		07/15/2046	6,243,095
300,000	FL Devel. Finance Corp. (Learning Gate Community School)	5.000		02/15/2038	331,833
985,000	FL Devel. Finance Corp. (Learning Gate Community School)	5.000		02/15/2048	1,085,283
13,000,000	FL Devel. Finance Corp. (Virgin Trains USA Florida)	6.375	[9]	01/01/2049	12,444,510
17,000,000	FL Devel. Finance Corp. (Virgin Trains USA Florida)	6.500	[9]	01/01/2049	16,214,430
2,388,640	FL Lake Ashton II Community Devel. District	5.375		05/01/2036	2,325,675
3,019,862	Glades, FL Correctional Devel. Corp.	0.000	[2]	03/01/2030	362,383
5,428,094	Glades, FL Correctional Devel. Corp.	7.000		03/01/2030	4,890,930
2,730,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District	5.500		05/01/2038	2,607,232
1,555,000	Harbor Bay, FL Community Devel. District	6.750		05/01/2034	1,561,282
325,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A	5.500		05/01/2036	325,052
13,120,000	Hillsborough County, FL Aviation Authority (Tampa International Airport)	5.000		10/01/2043	16,135,632
1,500,000	Hillsborough County, FL Aviation Authority (Tampa International Airport)	5.000		10/01/2048	1,816,185
4,775,000	Indigo, FL Community Devel. District[3,4]	5.750		05/01/2036	3,342,500
635,000	Lake County, FL Educational Facilities	5.000		01/15/2054	680,955
820,000	Lake County, FL Educational Facilities (Imagine South Lake Charter School)	5.000		01/15/2049	889,036
15,300,000	Lake County, FL Senior Living (Village Veranda at Lady Lake/VVLL Properties Obligated Group)	7.125		01/01/2052	15,901,443
1,685,000	Lake Helen, FL Educational Facilities (Ivy Hawn Charter School)	5.500		07/15/2048	1,801,231
1,830,000	Lake Helen, FL Educational Facilities (Ivy Hawn Charter School)	5.750		07/15/2053	1,971,990
16,715,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)	5.400		05/01/2037	16,783,532
1,785,000	Lee County, FL IDA (VOA Lee County Health Care Facility)	5.750		12/01/2052	1,914,216
2,980,000	Legends Bay, FL Community Devel. District	5.875		05/01/2038	2,982,503
5,000,000	Magnolia Creek, FL Community Devel. District[3,4]	5.600		05/01/2014	900,000
5,360,000	Magnolia Creek, FL Community Devel. District[3,4]	5.900		05/01/2039	964,800
190,000	Magnolia West, FL Community Devel. District Special Assessment	5.350		05/01/2037	205,409

29          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$2,000,000	Martin County, FL Health Facilities Authority (Cleveland Clinic Health System)	4.000%		01/01/2046	$2,262,000
1,715,000	Miami, FL World Center Community Devel. District	5.125		11/01/2039	1,894,492
2,570,000	Miami, FL World Center Community Devel. District	5.250		11/01/2049	2,842,471
18,645,000	Miami-Dade County, FL Aviation	5.000		10/01/2040	22,560,077
30,790,000	Miami-Dade County, FL Aviation	5.000		10/01/2049	38,015,181
10,000	Miami-Dade County, FL School Board	5.000		05/01/2032	11,829
2,460,000	Miami-Dade County, FL Seaport	6.000		10/01/2042	2,860,045
11,000,000	Miami-Dade County, FL Transit System[1]	4.000		07/01/2045	12,376,073
5,310,385	Montecito, FL Community Devel. District[3,4]	5.100		05/01/2013	5,097,969
5,310,000	Montecito, FL Community Devel. District[3,4]	5.500		05/01/2037	5,097,600
9,515,000	Nassau County, FL (Nassau Care Centers)	6.900		01/01/2038	9,555,534
3,640,000	Naturewalk, FL Community Devel. District[3,4]	5.300		05/01/2016	2,875,600
4,345,000	Naturewalk, FL Community Devel. District[3,4]	5.500		05/01/2038	3,432,550
3,000,000	Palm Beach County, FL Health Facilities Authority (Sinai Residences Boca Raton)	7.500		06/01/2049	3,395,910
11,270,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700		05/01/2037	11,274,508
1,850,000	Palm River, FL Community Devel. District[3,4]	5.150		05/01/2013	925,000
1,565,000	Palm River, FL Community Devel. District[3,4]	5.375		05/01/2036	782,500
5,097,649	Pine Ridge Plantation, FL Community Devel. District	5.400		05/01/2037	4,745,911
2,250,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)	7.125		09/15/2041	2,506,500
1,750,000	Pinellas County, FL IDA (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding)	5.000		07/01/2039	2,063,793
800,000	Polk County, FL IDA (Carpenter’s Home Estates)	5.000		01/01/2055	895,264
5,000,000	Pompano Beach, FL GO	4.000		07/01/2048	5,698,250
9,000,000	Portico, FL Community Devel. District	5.450		05/01/2037	8,883,450
5,905,000	Portofino Isles, FL Community Devel. District (Portofino Court)[3,4]	5.600		05/01/2036	2,480,100
2,470,000	Portofino Vista, FL Community Devel. District[3,4]	5.000		05/01/2013	1,235,000
3,420,000	Reunion East, FL Community Devel. District[3,4]	5.800		05/01/2036	34
1,410,000	Reunion East, FL Community Devel. District	6.600		05/01/2033	1,537,253
3,380,000	Reunion East, FL Community Devel. District	6.600		05/01/2036	3,685,045
1,425,000	Reunion East, FL Community Devel. District[3,4]	7.375		05/01/2033	14
135,000	Ridgewood Trails, FL Community Devel. District	5.650		05/01/2038	132,547
7,580,000	River Glen, FL Community Devel. District Special Assessment[3,4]	5.450		05/01/2038	4,169,000
140,928	Santa Rosa Bay, FL Bridge Authority	6.250		07/01/2028	141,282
1,895,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)	6.500		07/01/2040	1,931,611
3,670,000	Seminole County, FL IDA (Progressive Health)	7.500		03/01/2035	3,674,367
7,035,000	South Bay, FL Community Devel. District	5.125		05/01/2020	7,043,723
6,780,000	South Bay, FL Community Devel. District	5.950		05/01/2036	6,715,793
5,110,000	South Bay, FL Community Devel. District[3,4]	5.950		05/01/2036	51
3,240,000	South Bay, FL Community Devel. District[3,4]	6.600	[2]	05/01/2025	1,631,534

30          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$8,750,000	South Bay, FL Community Devel. District[3,4]	6.600%[2]		05/01/2036	$4,410,613
3,450,000	South Fork East, FL Community Devel. District	6.500	[2]	05/01/2038	3,500,750
14,000,000	South Miami, FL Health Facilities Authority (BHSF/BHM/HHI/SMH/MarH/DrsH/WKBP/ BOS/FHlth/BHlth/BethH Obligated Group)[1]	4.000		08/15/2036	15,733,690
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)	5.875		08/01/2040	3,648,645
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)	6.000		08/01/2045	3,652,565
1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250		10/01/2041	853,450
610,000	Tern Bay, FL Community Devel. District	5.375		05/01/2037	610,287
12,705,000	Town Center, FL at Palm Coast Community Devel. District	6.000		05/01/2036	12,755,312
4,950,000	Treeline, FL Preservation Community Devel. District[3,4]	6.800		05/01/2039	2,722,500
480,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	4.750		05/01/2026	485,198
1,080,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	5.250		05/01/2036	1,099,958
2,470,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	5.375		05/01/2046	2,513,349
1,815,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	5.375		05/01/2046	1,846,853
3,346,447	Waterford Estates, FL Community Devel. District Special Assessment[3,4]	5.125		05/01/2013	3,179,124
2,754,253	Waterford Estates, FL Community Devel. District Special Assessment[3,4]	5.500		05/01/2037	2,616,540
122,000	Waters Edge, FL Community Devel. District	5.350		05/01/2039	122,049
2,455,000	Waters Edge, FL Community Devel. District	6.600	[2]	05/01/2039	2,478,691
1,214,282	Waterstone, FL Community Devel. District[4]	0.000	[2]	05/01/2037	970,661
8,231,933	Waterstone, FL Community Devel. District[4]	5.020	[5]	11/01/2028	4,875,774
2,327,525	Waterstone, FL Community Devel. District[3,4]	5.500		05/01/2018	1,512,891
1,215,000	West Villages, FL Improvement District[3,4]	5.350		05/01/2015	972,000
18,150,000	West Villages, FL Improvement District[3,4]	5.800		05/01/2036	14,520,000
1,615,000	Westridge, FL Community Devel. District[3,4]	5.800		05/01/2037	1,615,000
250,000	Westside, FL Community Devel. District[3,4]	5.650		05/01/2037	87,500
4,490,000	Westside, FL Community Devel. District	5.650		05/01/2037	4,491,482
1,475,000	Westside, FL Community Devel. District[3]	5.650		05/01/2037	1,373,948
6,520,000	Westside, FL Community Devel. District	7.200		05/01/2038	6,521,500
705,000	Westside, FL Community Devel. District[3]	7.200		05/01/2038	654,515
500,000	Westside, FL Community Devel. District[3,4]	7.200		05/01/2038	175,000
7,420,000	Wyld Palms, FL Community Devel. District[3,4]	5.400		05/01/2015	2,300,200
4,340,000	Wyld Palms, FL Community Devel. District[3,4]	5.500		05/01/2038	1,345,400
3,786,132	Zephyr Ridge, FL Community Devel. District[3,4]	5.250		05/01/2013	3,180,351

31          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$2,634,476	Zephyr Ridge, FL Community Devel. District[3,4]	5.625%		05/01/2037	$2,212,959

					514,887,526
Georgia—1.6%
1,445,000	Cobb County, GA Devel. Authority (Provident Group-Creekside Properties)	6.000		07/01/2036	1,452,081
5,440,000	Cobb County, GA Devel. Authority (Provident Group-Creekside Properties)	6.000		07/01/2051	5,259,827
3,100,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)	5.750		12/01/2033	3,226,046
17,030,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)	6.250		12/01/2048	17,847,440
9,710,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)	6.500		12/01/2053	10,263,470
6,850,000	Floyd County, GA Devel. Authority (Spires at Berry College)	6.000		12/01/2038	7,139,413
1,270,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)	5.125		03/15/2031	1,273,556
3,400,000	GA Main Street Natural Gas	5.000		05/15/2043	4,110,124
17,330,000	GA Main Street Natural Gas	5.000		05/15/2049	24,864,564
9,100,000	GA Road & Tollway Authority (I-75 S Express Lanes)	0.000	[2]	06/01/2049	7,200,284
2,250,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.246	[5]	06/01/2024	1,776,915
3,750,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.748	[5]	06/01/2034	1,574,475
1,720,000	Gainesville & Hall County, GA Devel. Authority Educational Facilities (Riverside Military Academy)	5.000		03/01/2047	1,921,911
1,720,000	Gainesville & Hall County, GA Devel. Authority Educational Facilities (Riverside Military Academy)	5.125		03/01/2052	1,922,943
9,000,000	Houston County, GA Healthcare System	5.000		10/01/2031	10,031,490
6,375,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	5.500		12/01/2028	6,504,923
2,090,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	5.500	[9]	12/01/2053	2,167,288
2,635,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	6.125		12/01/2038	2,825,800
3,675,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	6.250		12/01/2048	3,935,447
3,090,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	6.375		12/01/2053	3,308,957

					118,606,954
Hawaii—0.4%
9,355,000	HI Airports System	5.000		07/01/2043	11,464,365
15,450,000	HI Airports System	5.000		07/01/2048	18,796,779
610,000	HI Dept. of Transportation (Continental Airlines)	5.625		11/15/2027	615,661

32          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Hawaii (Continued)
$1,105,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)	6.300%	07/01/2022	$1,108,437

				31,985,242
Idaho—0.0%
960,000	ID Health Facilities Authority (Valley Vista Care Corp./Vista Community Hsg. Corp. Obligated Group)	5.250	11/15/2047	1,027,863
100,000	ID Hsg. & Finance Assoc. (Compass Public Charter School)	5.875	07/01/2022	101,530
370,000	ID Hsg. & Finance Assoc. (Compass Public Charter School)	6.000	07/01/2039	435,993
1,135,000	ID Hsg. & Finance Assoc. (Compass Public Charter School)	6.000	07/01/2054	1,310,539
92,400	Nampa, ID Local Improvement District No. 148[6]	6.625	09/01/2030	95,976

				2,971,901
Illinois—5.6%
3,000,000	Carol Stream, IL Park District	5.000	01/01/2037	3,521,730
30,685,000	Caseyville, IL Tax (Forest Lakes)[3,4]	7.000	12/30/2022	306,850
7,555,000	Chicago, IL Board of Education	5.000	04/01/2046	8,619,953
5,700,000	Chicago, IL Board of Education	6.000	04/01/2046	6,909,369
1,850,000	Chicago, IL Board of Education (School Reform)	5.000	12/01/2023	2,077,587
3,500,000	Chicago, IL Board of Education (School Reform)	5.000	12/01/2024	4,026,610
2,500,000	Chicago, IL Board of Education (School Reform)	5.000	12/01/2025	2,942,550
1,725,000	Chicago, IL Board of Education (School Reform)	5.000	12/01/2026	2,071,949
2,100,000	Chicago, IL Board of Education (School Reform)	5.000	12/01/2027	2,566,032
2,000,000	Chicago, IL Board of Education (School Reform)	5.000	12/01/2029	2,470,980
1,250,000	Chicago, IL Board of Education (School Reform)	5.000	12/01/2032	1,524,350
3,000,000	Chicago, IL Board of Education (School Reform)	5.000	12/01/2035	3,626,100
1,500,000	Chicago, IL Board of Education (School Reform)	6.500	12/01/2046	1,820,850
7,000,000	Chicago, IL Board of Education (School Reform)	7.000	12/01/2044	8,538,670
3,580,000	Chicago, IL Metropolitan Water Reclamation	5.000	12/01/2028	4,410,130
6,870,000	Chicago, IL Metropolitan Water Reclamation	5.000	12/01/2044	7,805,694
3,000,000	Chicago, IL Midway Airport, Series A	5.000	01/01/2033	3,373,350
30,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)	6.125	02/20/2042	30,048
2,500,000	Chicago, IL O’Hare International Airport	5.000	01/01/2047	2,932,100
10,000,000	Chicago, IL O’Hare International Airport	5.000	01/01/2048	12,070,300
3,750,000	Chicago, IL O’Hare International Airport	5.000	07/01/2048	4,437,225
5,000,000	Chicago, IL O’Hare International Airport	5.000	01/01/2052	5,835,200
16,890,000	Chicago, IL O’Hare International Airport	5.000	01/01/2053	20,664,577
2,755,000	Chicago, IL Waterworks	5.250	11/01/2030	3,432,482
2,900,000	Chicago, IL Waterworks	5.250	11/01/2031	3,597,218
2,135,000	Chicago, IL Waterworks	5.250	11/01/2032	2,641,870
2,000,000	Chicago, IL Waterworks	5.250	11/01/2033	2,469,260
2,885,000	Chicago, IL Waterworks	5.250	11/01/2035	3,541,684
1,190,000	Cook County, IL School District No. 111 Burbank	4.000	12/01/2033	1,318,484
1,000,000	Cook County, IL School District No. 111 Burbank	4.000	12/01/2034	1,104,920

33          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$1,000,000	Cook County, IL School District No. 111 Burbank	4.000%	12/01/2035	$1,102,180
10,032,000	Cortland, IL Special Tax (Sheaffer System)[3,4]	5.500	03/01/2017	2,006,400
900,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.625	03/01/2036	905,301
1,585,000	Franklin Park, IL GO	6.250	07/01/2030	1,720,010
2,069,343	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375	03/01/2034	2,069,591
6,165,000	Harvey, IL GO3	5.500	12/01/2027	3,716,878
1,800,000	Harvey, IL GO3	5.625	12/01/2032	1,085,220
9,645,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)	6.500	12/01/2037	9,658,407
1,000,000	IL Finance Authority (Admiral at the Lake)	5.125	05/15/2038	1,079,780
3,220,000	IL Finance Authority (Admiral at the Lake)	5.250	05/15/2042	3,473,704
2,825,000	IL Finance Authority (Admiral at the Lake)	5.250	05/15/2054	3,029,869
100,000	IL Finance Authority (Art Institute of Chicago)	5.250	03/01/2040	101,915
12,500,000	IL Finance Authority (CDHS)[1]	5.500	11/01/2039	12,586,188
5,000,000	IL Finance Authority (CDHS/CDHA)[1]	5.375	11/01/2039	5,033,488
5,425,000	IL Finance Authority (DeKalb Supportive Living)	6.100	12/01/2041	5,426,085
2,000,000	IL Finance Authority (Friendship Village Schaumburg)	5.000	02/15/2027	2,083,180
7,000,000	IL Finance Authority (Friendship Village Schaumburg)	5.000	02/15/2037	7,034,370
3,120,000	IL Finance Authority (Friendship Village Schaumburg)	5.125	02/15/2045	3,116,381
1,000,000	IL Finance Authority (Lake Forest College)	6.000	10/01/2048	1,084,070
645,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2026	645,677
1,500,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2039	1,500,990
575,000	IL Finance Authority (Rogers Park Montessori School)	6.000	02/01/2034	635,950
1,310,000	IL Finance Authority (Rogers Park Montessori School)	6.125	02/01/2045	1,436,402
575,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)	5.000	08/01/2042	662,618
700,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)	5.000	08/01/2047	803,747
11,745,000	IL Finance Authority (St. Anthony Lassing)	6.500	12/01/2032	12,130,471
1,500,000	IL Finance Authority (The New Admiral at the Lake)	8.000	05/15/2040	1,570,140
5,775,000	IL Finance Authority (The New Admiral at the Lake)	8.000	05/15/2046	6,045,039
3,935,000	IL Finance Authority (Villa St. Benedict)	6.125	11/15/2035	4,442,615
4,400,000	IL Finance Authority (Villa St. Benedict)	6.375	11/15/2043	4,988,896
4,625,000	IL GO	5.000	10/01/2028	5,539,594
3,000,000	IL GO	5.000	10/01/2028	3,593,250
5,000,000	IL GO	5.000	10/01/2029	5,959,700
6,500,000	IL GO	5.000	10/01/2029	7,747,610
3,000,000	IL GO	5.000	10/01/2030	3,555,750
10,000,000	IL GO	5.000	10/01/2030	11,852,500
3,360,000	IL GO	5.000	10/01/2033	3,942,557

34          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Illinois (Continued)
$5,000,000	IL GO	5.500%		01/01/2029	$6,211,650
1,640,000	IL Hsg. Devel. Authority (Stonebridge Gurnee)	5.450		01/01/2046	1,642,476
1,775,000	IL Hsg. Devel. Authority (Stonebridge Gurnee)	5.600		01/01/2056	1,785,171
31,755,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.418	[5]	06/15/2047	12,556,245
6,450,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.509	[5]	06/15/2043	2,984,931
15,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.539	[5]	06/15/2046	6,191,250
22,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.549	[5]	12/15/2056	6,020,300
10,225,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.609	[5]	06/15/2044	4,561,577
5,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.628	[5]	12/15/2041	2,442,550
15,580,000	IL Sales Tax	4.000		06/15/2028	17,055,738
5,000,000	IL Sales Tax	4.000		06/15/2029	5,442,150
10,625,000	IL Sales Tax	4.000		06/15/2030	11,416,137
2,010,000	IL Sales Tax	4.000		06/15/2031	2,167,604
5,000,000	IL Sales Tax	4.000		06/15/2032	5,321,700
5,820,000	IL Sales Tax	4.000		06/15/2032	6,194,459
12,830,000	IL Sales Tax Securitization Corp.	5.000		01/01/2038	14,945,924
4,000,000	IL Sales Tax Securitization Corp.	5.000		01/01/2048	4,597,600
1,395,000	IL Sports Facilities Authority[6]	5.000		06/15/2028	1,695,106
1,545,000	IL Sports Facilities Authority[6]	5.000		06/15/2029	1,894,556
855,000	IL Sports Facilities Authority[6]	5.000		06/15/2030	1,044,827
1,778,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)[3,4]	5.750		03/01/2022	444,500
3,485,000	Plano, IL Special Service Area No. 5[3,4]	6.000		03/01/2036	2,962,250
5,280,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)[4]	6.375		08/01/2040	3,976,104
162	Robbins, IL Res Rec (Robbins Res Rec Partners)	7.250		10/15/2024	165
1,340,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)	6.625		06/01/2037	964,023
1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850		12/01/2036	1,447,785
10,395,000	Southwestern IL Devel. Authority (Local Government Programming)[4]	7.000		10/01/2022	6,029,100
3,215,000	Southwestern IL Devel. Authority (Village of Sauget)	5.625		11/01/2026	3,198,861
12,555,000	Upper, IL River Valley Devel. Authority (DeerPath Huntley)	6.500		12/01/2032	12,780,237
4,000,000	Will County, IL GO	4.000		11/15/2047	4,539,000

					426,568,621
Indiana—2.3%
10,000,000	Allen County, IN Multifamily Hsg. (Evergreen Village Fort Wayne)	6.375		02/01/2039	10,754,100
4,300,000	Carmel, IN Redevel. District COP	6.500		07/15/2035	4,609,127

35          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Indiana (Continued)
$11,925,000	Columbus, IN Multifamily Hsg. (Vivera Senior Living)	5.625%	05/01/2039	$12,480,228
3,430,000	Evansville, IN Multifamily Hsg. (Silver Birch Evansville)	5.450	01/01/2038	3,631,958
7,000,000	Fort Wayne, IN Multifamily Hsg. (Silver Birch at Cook Road)	5.625	01/01/2038	7,533,120
595,000	Fort Wayne, IN Multifamily Hsg. (Silver Birch Fort Wayne)	5.125	01/01/2032	630,920
3,850,000	Fort Wayne, IN Multifamily Hsg. (Silver Birch Fort Wayne)	5.350	01/01/2038	4,050,315
2,050,000	IN Finance Authority (Avondale Meadows Academy)	5.375	07/01/2047	2,233,352
1,675,000	IN Finance Authority (BHI Senior Living)	5.500	11/15/2031	1,798,950
2,850,000	IN Finance Authority (BHI Senior Living)	5.750	11/15/2041	3,060,757
11,505,000	IN Finance Authority (Marian University)	6.375	09/15/2041	12,498,112
10,000,000	IN Finance Authority (Parkview Health System/Parkview Hospital Obligated Group)[1]	4.000	11/01/2048	11,034,525
3,950,000	IN Hsg. & Community Devel. Authority (Evergreen Village Bloomington)	5.500	01/01/2037	4,156,190
6,225,000	IN Hsg. & Community Devel. Authority (Hammond Assisted Living Community)	5.750	01/01/2036	6,405,276
3,365,000	IN Hsg. & Community Devel. Authority (Lake Meadows Assisted Living)	5.000	01/01/2039	3,475,608
770,000	Indiana, IA Finance Authority (Irvington Community School)	5.900	07/01/2038	811,742
685,000	Indiana, IA Finance Authority (Irvington Community School)	6.000	07/01/2048	722,264
10,000,000	Indianapolis, IN Local Public Improvement Bond Bank	5.000	02/01/2049	12,496,000
1,095,000	Kokomo, IN Multifamily Hsg. (Silver Birch of Kokomo)	5.750	01/01/2034	1,183,443
4,570,000	Kokomo, IN Multifamily Hsg. (Silver Birch of Kokomo)	5.875	01/01/2037	4,930,984
1,060,000	Lafayette, IN Multifamily Hsg. (Glasswater Creek of Lafayette)	5.600	01/01/2033	1,148,616
5,160,000	Lafayette, IN Multifamily Hsg. (Glasswater Creek of Lafayette)	5.800	01/01/2037	5,575,535
4,965,000	Merrillville, IN Economic Devel. (Belvedere Hsg.)	5.750	04/01/2036	5,010,678
14,565,000	Michigan City, IN Multifamily Hsg. (Silver Birch Project)	5.150	01/01/2037	14,891,693
17,510,000	Mishawaka, IN Multifamily Hsg. (Hellenic Senior Living of Mishawaka)	5.750	10/01/2038	18,935,314
4,975,000	Mishawaka, IN Multifamily Hsg. (Silver Birch Mishawaka)	5.375	01/01/2038	5,242,357
2,560,000	Muncie, IN Multifamily Hsg. (Silver Birch Project)	5.250	01/01/2037	2,665,472
8,000,000	Plainfield, IN Multifamily Hsg. (Glasswater Creek)	5.375	09/01/2038	8,325,680
3,880,000	Terre Haute, IN Multifamily Hsg. (Silver Birch of Terre Haute)	5.350	01/01/2038	4,081,876

36          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Indiana (Continued)
$3,225,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)	6.250%	01/01/2029	$3,306,786

				177,680,978
Iowa—0.2%
1,405,000	Clear Lake, IA Senior Hsg. (Timbercrest Apartments)	6.000	10/01/2043	1,563,807
2,780,000	Clear Lake, IA Senior Hsg. (Timbercrest Apartments)	6.000	10/01/2048	3,070,899
1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)[3,4]	5.900	12/01/2028	58,000
750,000	IA Finance Authority Senior Hsg. (PHS Council Bluffs)	5.000	08/01/2038	798,435
1,750,000	IA Finance Authority Senior Hsg. (PHS Council Bluffs)	5.125	08/01/2048	1,858,360
2,500,000	IA Finance Authority Senior Hsg. (PHS Council Bluffs)	5.250	08/01/2055	2,659,450
640,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)	5.375	06/01/2025	640,045
2,725,000	IA Tobacco Settlement Authority (TASC)	6.500	06/01/2023	2,762,823

				13,411,819
Kansas—0.0%
2,961,065	Olathe, KS Tax Increment (Gateway)[4,7]	5.000	03/01/2026	1,628,586
675,000	Pittsburgh, KS Special Obligation (North Broadway Redevel.)	4.900	04/01/2024	626,110

				2,254,696
Kentucky—0.3%
1,660,000	Kuttawa, KY (1st Mtg.-GF/Kentucky)	6.750	03/01/2029	1,661,477
1,250,000	KY EDFA (Masonic Homes of Kentucky/Masonic Home Independent Living II Obligated Group)	7.250	05/15/2041	1,377,538
1,000,000	KY EDFA (Masonic Homes of Kentucky/Masonic Home Independent Living II Obligated Group)	7.375	05/15/2046	1,104,130
1,000,000	KY EDFA (Owensboro Health/Owensboro Health Medical Group Obligated Group)	5.000	06/01/2045	1,141,650
6,785,000	KY Municipal Power Agency	5.000	09/01/2034	8,057,391
5,000,000	KY Municipal Power Agency	5.000	09/01/2036	5,871,300
1,900,000	KY Property & Building Commission	5.000	05/01/2031	2,379,028
1,900,000	KY Property & Building Commission	5.000	05/01/2032	2,370,820
900,000	KY Property & Building Commission	5.000	05/01/2033	1,120,374
900,000	KY Property & Building Commission	5.000	05/01/2034	1,117,134

				26,200,842
Louisiana—0.4%
11,415,000	LA HFA (La Chateau)	7.250	09/01/2039	11,417,511
1,220,000	LA Local Government EF&CD Authority (Better Waterworks)	5.250	05/01/2043	1,257,808

37          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Louisiana (Continued)
$3,385,000	LA Local Government EF&CD Authority (St. Martin Parish)	4.400%		11/01/2044	$3,480,694
2,575,000	LA Local Government EF&CD Authority (Tangipahoa Parish Gomesa)	5.375		11/01/2038	2,820,346
2,300,000	New Orleans, LA Aviation Board (Parking Facilities)	5.000		10/01/2043	2,799,077
4,220,000	New Orleans, LA Aviation Board (Parking Facilities)	5.000		10/01/2048	5,105,736

					26,881,172
Maine—0.3%
2,000,000	ME Finance Authority (Casella Waste Systems)	4.375	[9]	08/01/2035	2,208,220
2,000,000	ME H&HEFA (Maine General Medical Center)	6.750		07/01/2041	2,164,460
4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)	6.625		07/01/2020	4,865,040
12,265,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)	6.875		10/01/2026	12,431,191

					21,668,911
Maryland—0.9%
9,525,000	Baltimore County, MD GO1	4.000		03/01/2040	10,878,798
1,100,000	Baltimore, MD Special Obligation (Center/West Devel.)	5.375		06/01/2036	1,175,130
1,360,000	Baltimore, MD Special Obligation (Center/West Devel.)	5.500		06/01/2043	1,456,179
1,000,000	MD EDC (Air Cargo)	4.000		07/01/2039	1,123,140
500,000	MD EDC (Air Cargo)	4.000		07/01/2044	555,540
45,950,000	MD Stadium Authority (Construction & Revitalization Program)[1]	5.000		05/01/2047	55,881,627

					71,070,414
Massachusetts—1.1%
6,905,000	MA Devel. Finance Agency (Lasell College)	6.000		07/01/2041	7,362,664
1,600,702	MA Devel. Finance Agency (Linden Ponds)	1.009	[5]	11/15/2056	477,457
4,565,000	MA Devel. Finance Agency (Linden Ponds)	5.125		11/15/2046	5,203,917
8,665,000	MA GO	5.000		11/01/2043	10,660,896
9,820,000	MA H&EFA (Milford Regional Medical Center)	5.000		07/15/2032	9,908,675
4,850,000	MA HFA, Series C1	5.350		12/01/2042	4,874,493
5,000,000	MA Port Authority Facilities	5.000		07/01/2038	6,295,900
6,000,000	MA Port Authority Facilities	5.000		07/01/2039	7,535,280
4,000,000	MA Port Authority Facilities	5.000		07/01/2040	5,010,480
10,735,000	MA School Building Authority	4.000		02/15/2039	11,638,780
2,240,000	Saugus, MA GO1	4.000		03/01/2039	2,574,824
2,500,000	Saugus, MA GO1	4.000		03/01/2040	2,858,863
2,670,000	Saugus, MA GO1	4.000		03/01/2041	3,040,765

38          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Massachusetts (Continued)
$2,750,000	Saugus, MA GO1	4.000%		03/01/2042	$3,126,692

					80,569,686
Michigan—3.2%
1,600,000	American Montessori Academy, MI Public School Academy	7.000		12/01/2046	1,669,888
3,465,000	Arts & Technology Academy Pontiac, MI Public School Academy	6.000		11/01/2046	3,505,506
2,740,000	Charyl Stockwell Academy, MI Public School Academy	5.500		10/01/2035	2,819,159
4,140,000	Charyl Stockwell Academy, MI Public School Academy	5.750		10/01/2045	4,273,722
10,100,000	Detroit, MI City School District[1]	6.000		05/01/2029	12,845,534
1,550,000	Detroit, MI Downtown Devel. Authority	5.000		07/01/2043	1,744,773
13,450,000	Detroit, MI Downtown Devel. Authority	5.000		07/01/2048	15,107,981
803,643	Detroit, MI GO	5.000		04/01/2020	803,667
906,750	Detroit, MI GO	5.000		04/01/2021	905,000
155,000	Detroit, MI GO	5.250		04/01/2020	155,011
350,300	Detroit, MI GO	5.250		04/01/2020	350,325
342,550	Detroit, MI GO	5.250		04/01/2021	342,571
206,150	Detroit, MI GO	5.250		04/01/2022	206,148
15,500	Detroit, MI GO	5.250		04/01/2023	15,499
810,000	Detroit, MI Local Devel. Finance Authority	6.700		05/01/2021	812,665
365,000	Detroit, MI Local Devel. Finance Authority	6.850		05/01/2021	366,241
3,150,000	Haslett, MI Public School District	5.000		05/01/2048	3,810,523
15,000,000	MI Finance Authority (Henry Ford Health System)	4.000		11/15/2050	16,695,150
200,000	MI Finance Authority (HFHS/HFMHCT/HFWH/ WAFMH Obligated Group)	5.000		11/15/2041	239,160
3,000,000	MI Finance Authority (Lawrence Technological University)	5.250		02/01/2032	3,346,050
22,220,000	MI Finance Authority (Thomas M Cooley Law School)	6.750		07/01/2044	23,515,648
2,000,000	MI Finance Authority (Universal Learning Academy)	5.750		11/01/2040	2,119,560
12,000,000	MI Hospital Finance Authority (McLaren Health Care Corp.)	4.000		02/15/2050	13,428,480
1,215,000	MI Hospital Finance Authority (McLaren Health Care Corp.)	5.000		05/15/2034	1,431,185
5,000,000	MI Hsg. Devel. Authority, Series A	4.000		12/01/2044	5,481,900
2,500,000	MI Hsg. Devel. Authority, Series A	4.000		06/01/2049	2,724,475
595,000	MI Public Educational Facilities Authority (American Montessori)	6.500		12/01/2037	595,422
1,400,000	MI Public Educational Facilities Authority (Old Redford Academy)	6.000		12/01/2035	1,400,644
1,002,750	MI Strategic Fund Limited Obligation (Wolverine Human Services)	7.875		08/31/2028	1,004,395
2,200,000	MI Strategic Fund Solid Waste (Genesee Power Station)	7.500		01/01/2021	2,199,670
2,725,780,000	MI Tobacco Settlement Finance Authority	7.965	[5]	06/01/2058	87,333,991

39          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Michigan (Continued)
$3,820,000	Michigan State University	5.000%	02/15/2044	$4,791,273
5,350,000	Michigan State University	5.000	02/15/2048	6,673,429
1,400,000	Old Redford Academy, MI Public School Academy	5.900	12/01/2030	1,415,204
3,500,000	Summit Academy North, MI Public School Academy	5.000	11/01/2031	3,588,270
2,800,000	Summit Academy North, MI Public School Academy	5.000	11/01/2035	2,855,496
13,540,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)	6.000	12/01/2029	13,579,943

				244,153,558
Minnesota—0.7%
3,330,000	Bethel, MN Hsg. & Healthcare (Benedictine Living Communities - St. Peter Communities)	5.500	12/01/2048	3,528,701
2,610,000	Bethel, MN Senior Hsg. (Birchwood Landing)	5.000	05/01/2054	2,767,383
1,000,000	Bethel, MN Senior Hsg. (Lodge at Lakes at Stillwater)	5.000	06/01/2048	1,059,520
600,000	Bethel, MN Senior Hsg. (Lodge at Lakes at Stillwater)	5.000	06/01/2053	633,552
1,625,000	Bethel, MN Senior Hsg. (Lodge at Lakes at Stillwater)	5.250	06/01/2058	1,729,894
6,915,000	Brooklyn Center, MN Multifamily Hsg. (Sanctuary Brooklyn Center)	5.500	11/01/2035	7,173,690
3,115,000	Brooklyn Center, MN Multifamily Hsg. (Sanctuary Brooklyn Center)	6.500	11/01/2035	3,114,844
5,735,000	Dakota County, MN Community Devel. Agency (Sanctuary at West St. Paul)	6.000	08/01/2035	5,943,754
380,000	Duluth, MN EDA Health Care Facilities (Cambia Hills of Bethel)	5.450	12/01/2046	409,047
1,000,000	Duluth, MN EDA Health Care Facilities (Cambia Hills of Bethel)	5.625	12/01/2055	1,077,480
6,570,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)	6.850	12/01/2029	6,659,023
1,075,000	Minneapolis, MN Charter School (Spero Academy)	6.250	07/01/2037	1,132,588
4,740,000	Minneapolis, MN Charter School (Spero Academy)	6.500	07/01/2048	5,022,220
500,000	Minneapolis, MN Student Hsg. (Riverton Community Hsg.)	5.000	08/01/2053	535,630
515,000	Red Wing, MN Senior Hsg. (Benedictine Living Community of Northfield)	5.000	08/01/2053	541,038
1,400,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[6]	7.000	09/15/2037	1,400,644
1,459,941	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)	5.630	10/01/2033	1,460,963
2,003,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[6]	6.250	03/01/2029	1,940,426
1,075,000	St. Paul, MN Hsg. & Redevel. Authority (Great River School)	5.500	07/01/2052	1,163,591

40          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Minnesota (Continued)
$1,000,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (German Immersion School)[6]	5.000%		07/01/2049	$1,115,430
1,000,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (German Immersion School)[6]	5.000		07/01/2055	1,108,170
2,305,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (Hmong College Prep Academy)	5.500		09/01/2043	2,365,437
1,000,000	Wayzata, MN Senior Hsg. (Folkstone Senior Living Community)	5.000		08/01/2049	1,106,450

					52,989,475
Mississippi—0.5%
1,670,000	Meridian, MS Tax Increment (Meridian Crossroads)	8.750		12/01/2024	1,712,067
13,015,000	Mississippi State University Educational Building[1]	4.000		08/01/2043	14,465,558
10,000,000	MS Devel. Bank (Capital City Convention Center)	5.000		03/01/2036	13,404,600
2,250,000	MS Devel. Bank (Hancock County Gomesa Project)	4.550		11/01/2039	2,323,080
1,395,000	Ridgeland, MS Tax Increment (Colony Park)	5.250		10/01/2027	1,398,781
1,755,000	Ridgeland, MS Tax Increment (Colony Park)	5.375		10/01/2028	1,759,914
16,410,000	Stonebridge, MS Public Improvement District Special Assessment[3]	7.500		10/01/2042	1,312,800

					36,376,800
Missouri—0.9%
4,900,000	Branson, MO Commerce Park Community Improvement District[3]	5.750		06/01/2026	1,078,000
2,310,000	Branson, MO IDA (Branson Hills Redevel.)	5.750		05/01/2026	1,691,382
12,200,000	Branson, MO IDA (Branson Hills Redevel.)[4]	7.050		05/01/2027	8,892,458
275,000	Branson, MO IDA (Branson Landing)	5.250		06/01/2021	275,047
2,970,000	Branson, MO IDA (Branson Landing)	5.500		06/01/2029	2,970,475
570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)[4,7]	6.125		12/01/2036	370,500
5,000,000	Chesterfield Valley, MO Transportation Devel. District	0.000	[2]	05/15/2046	2,906,200
545,000	Chillicothe, MO Tax Increment (South U.S. 65)[4]	5.500		04/01/2021	496,184
3,100,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625		04/01/2027	2,664,512
5,000,000	Kansas City, MO IDA (Kansas City International Airport Terminal)	5.000		03/01/2049	6,146,050
5,835,000	Kansas City, MO IDA (Platte Purchase)	5.000		07/01/2040	5,962,203
1,000,000	Kansas City, MO IDA (Sales Tax)	5.000		04/01/2036	1,054,330
740,000	Kansas City, MO IDA (Sales Tax)	5.000		04/01/2046	769,800
1,095,000	Kansas City, MO IDA (West Paseo)	6.750		07/01/2036	1,095,657
1,200,000	Lees Summit, MO IDA (Kensington Farms)[3]	5.500		03/01/2021	768,000
750,000	Lees Summit, MO IDA (Kensington Farms)[3]	5.750		03/01/2029	480,000
2,800,000	Lees Summit, MO Tax (Summit Fair Community Improvement District)	6.000		05/01/2042	2,816,968
3,020,000	MO Dardenne Town Square Transportation Devel. District[7]	5.000		05/01/2026	1,359,000

41          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Missouri (Continued)
$3,825,000	MO Dardenne Town Square Transportation Devel. District[7]	5.000%	05/01/2036	$1,721,250
180,000	MO Grindstone Plaza Transportation Devel. District	5.250	10/01/2021	180,014
400,000	MO Grindstone Plaza Transportation Devel. District	5.400	10/01/2026	400,016
115,000	MO Grindstone Plaza Transportation Devel. District	5.550	10/01/2036	111,462
2,000,000	Move Rolla, MO Transportation Devel. District	4.625	06/01/2042	2,192,960
700,000	Northwoods, MO Transportation Devel. District	5.850	02/01/2031	691,369
795,000	Rock Hill, MO IDA (Market McKnight Redevel.)	4.500	11/01/2028	827,237
2,750,000	Saint Charles County, MO IDA (Suemandy/Mid-Rivers Community Improvement District)	5.000	10/01/2046	2,822,270
3,100,000	St. Louis County, MO IDA (University Place Transportation Development District)	5.875	03/01/2033	3,294,587
4,580,000	St. Louis, MO IDA (Railway Exchange Building Redevel.)[3,4]	8.000	04/27/2033	137,400
2,000,000	St. Louis, MO Land Clearance Redevel. Authority (14th & Market Community Improvement District)	6.375	04/01/2043	2,084,500
4,000,000	St. Louis, MO Land Clearance Redevel. Authority (Scottrade Center)	5.000	04/01/2038	4,848,200
2,442,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)[4,7]	6.000	08/21/2026	805,860
2,030,982	St. Louis, MO Tax Increment (Pet Building Redevel.)[4]	5.500	05/29/2028	824,802
1,660,000	St. Louis, MO Tax Increment (Printers Lofts)[4,7]	6.000	08/21/2026	415,000
3,043,000	St. Louis, MO Tax Increment (Security Building Redevel.)[4,7]	6.300	04/01/2027	699,890
2,285,000	St. Louis, MO Tax Increment (Washington East Condominiums)[4]	5.500	01/20/2028	1,142,500
1,510,000	St. Louis, MO Tax Increment (Washington East Condominiums)[4,7]	5.500	01/20/2028	362,400
1,108,000	St. Louis, MO Tax Increment Financing, Series A4	5.500	09/02/2028	498,600
1,865,000	Stone Canyon, MO Improvement District (Infrastructure)[3,4]	5.700	04/01/2022	484,900
975,000	Stone Canyon, MO Improvement District (Infrastructure)[3,4]	5.750	04/01/2027	253,500

42          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Missouri (Continued)
$4,900,000	Western Gateway, MO Transportation Devel. District (I-470)	5.250%		12/01/2048	$5,164,894

					71,760,377
Montana—0.0%
5,935,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[4,7]	6.250	[2]	09/01/2031	860,575
Nebraska—0.0%
2,500,000	NE Central Plains Gas Energy	5.000		09/01/2042	3,551,300
Nevada—1.2%
17,500,000	Clark County, NV GO	5.000		05/01/2048	21,449,750
27,500,000	Clark County, NV GO1	5.000		05/01/2048	33,626,381
26,160,000	Clark County, NV GO (Stadium Improvements)	5.000		06/01/2043	32,270,453
975,000	Clark County, NV Improvement District	5.000		02/01/2026	983,707
750,000	Clark County, NV Improvement District	5.050		02/01/2031	756,240
80,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.400		08/01/2020	80,743
280,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.500		08/01/2025	281,733
29,000,000	Reno, NV Sales Tax	6.143	[5]	07/01/2058	4,213,990

					93,662,997
New Hampshire—0.2%
1,400,000	National Finance Authority NH (Christian Health Care Center)	5.250		07/01/2039	1,530,326
770,000	National Finance Authority NH (Christian Health Care Center)	5.625		07/01/2046	849,756
1,930,000	National Finance Authority NH (Christian Health Care Center)	5.750		07/01/2054	2,128,481
1,340,000	NH Business Finance Authority (Huggins Hospital)	6.875		10/01/2039	1,345,749
100,000	NH H&EFA (Hillside Village)	5.250		07/01/2027	104,253
1,725,000	NH H&EFA (Hillside Village)	6.125		07/01/2037	1,883,821
3,875,000	NH H&EFA (Hillside Village)	6.125		07/01/2052	4,212,319
865,000	NH H&EFA (Hillside Village)	6.250		07/01/2042	946,898

					13,001,603
New Jersey—1.7%
3,583,000	Newark, NJ GO	5.000		07/15/2029	3,984,690
5,000,000	NJ EDA	5.000		06/15/2041	5,780,700
40,000	NJ EDA (Continental Airlines)	4.875		09/15/2019	40,036
3,750,000	NJ EDA (Continental Airlines)	5.625		11/15/2030	4,362,487
2,055,000	NJ EDA (Friends of Teaneck Community Charter School)	5.125		09/01/2052	2,261,959
690,000	NJ EDA (Golden Door Charter School)	6.500		11/01/2052	786,476
1,865,000	NJ EDA (Hatikvah International Academy Charter School)	5.375		07/01/2047	1,982,887
565,000	NJ EDA (Leap Academy Charter School)	6.000		10/01/2034	603,313

43          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$750,000	NJ EDA (Leap Academy Charter School)	6.200%		10/01/2044	$796,763
500,000	NJ EDA (Leap Academy Charter School)	6.300		10/01/2049	532,245
5,000,000	NJ EDA (Marion P Thomas Charter School)	5.375		10/01/2050	5,280,850
80,000	NJ EDA (Marion P Thomas Charter School)[6]	5.500		10/01/2020	80,207
3,320,000	NJ EDA (Newark Downtown District Management Corp.)	5.125		06/15/2037	4,048,308
1,875,000	NJ EDA (North Star Academy Charter School of Newark)	5.000		07/15/2047	2,158,687
1,000,000	NJ EDA (Paterson Charter School Science & Technology)	6.100		07/01/2044	1,033,880
650,000	NJ EDA (Provident Group-Kean Properties)	5.000		07/01/2047	727,252
2,630,000	NJ EDA (University Heights Charter School)	5.750		09/01/2050	2,877,010
5,000,000	NJ Educational Facilities Authority (College of St. Elizabeth)	5.000		07/01/2046	5,388,650
5,000,000	NJ Health Care Facilities Financing Authority (Village Drive Healthcare Urban Renewal)	5.750		10/01/2038	5,259,500
44,350,000	NJ Tobacco Settlement Financing Corp.	5.000		06/01/2046	49,674,661
18,650,000	NJ Tobacco Settlement Financing Corp. (TASC)	5.000		06/01/2046	21,421,390
10,000,000	NJ Transportation Trust Fund Authority	4.497	[5]	12/15/2037	6,012,200
3,300,000	NJ Transportation Trust Fund Authority	5.000		06/15/2031	3,905,088
210,000	Weehawken Township, NJ GO	6.000		08/01/2021	218,822
210,000	Weehawken Township, NJ GO	6.000		08/01/2022	218,770

					129,436,831
New Mexico—0.0%
615,000	Boulders, NM Pubic Improvement District	5.750		10/01/2044	641,168
65,000	Mariposa East, NM Public Improvement District[6]	5.900		09/01/2032	67,351
450,000	Mariposa East, NM Public Improvement District	5.900	[2]	09/01/2032	466,272
510,000	Mariposa East, NM Public Improvement District[6]	5.900		09/01/2032	518,991
410,000	Mariposa East, NM Public Improvement District	12.874	[5]	03/01/2032	188,600
1,925,000	NM Trails Public Improvement District	7.750		10/01/2038	1,926,983

					3,809,365
New York—12.1%
5,000,000	Erie County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2038	5,001,200
17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	5.630	[5]	06/01/2055	1,121,472
4,245,000	Essex County, NY IDA (Champlain Valley Milling Corp.)	6.250		06/01/2047	4,516,171
5,400,000	Guilderland, NY IDA (Promenade Albany Senior Living)	5.875		01/01/2052	5,559,570
8,500,000	Hudson Yards, NY Infrastructure Corp.	5.000		02/15/2037	10,515,180
5,000,000	L.I., NY Power Authority	5.000		09/01/2042	6,137,100
1,000,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	6.000		06/01/2030	1,081,720
2,937,408	Nassau County, NY IDA (Amsterdam at Harborside)[3]	2.000		01/01/2049	477,329

44          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$911,543	Nassau County, NY IDA (Amsterdam at Harborside)	5.500%		07/01/2020	$911,962
144,966	Nassau County, NY IDA (Amsterdam at Harborside)	5.875		01/01/2023	146,655
922,500	Nassau County, NY IDA (Amsterdam at Harborside)	6.500		01/01/2032	943,708
1,761,557	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2049	1,766,895
6,100,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2049	6,118,483
234,000,000	NY Counties Tobacco Trust V	6.732	[5]	06/01/2060	9,465,300
37,380,000	NY Liberty Devel. Corp. (Bank of America Tower)[1]	5.125		01/15/2044	37,947,580
5,005,000	NY MTA	5.250		11/15/2056	5,978,372
3,000,000	NY MTA (Green Bond)	5.000		11/15/2042	3,707,340
22,270,000	NY MTA (Green Bond)	5.000		11/15/2045	27,416,820
10,470,000	NY MTA (Green Bond)	5.000		11/15/2051	12,527,250
10,000,000	NY MTA (Green Bond)[1]	5.250		11/15/2057	12,292,175
13,190,000	NY MTA Hudson Rail Yards	5.000		11/15/2056	14,781,110
4,680,000	NY MTA, Series D	4.000		11/15/2042	5,255,827
900,000	NY MTA, Series D	5.250		11/15/2029	1,061,703
900,000	NY MTA, Series D	5.250		11/15/2033	1,061,703
1,975,000	NYC GO	5.000		04/01/2039	2,467,051
10,000,000	NYC GO	5.000		12/01/2040	12,609,400
9,850,000	NYC GO	5.000		12/01/2041	12,398,589
8,670,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	6.200		10/01/2022	9,670,518
5,000,000	NYC Municipal Water Finance Authority	5.000		06/15/2038	6,177,400
16,810,000	NYC Transitional Finance Authority[1]	5.000		05/01/2041	20,802,732
5,000,000	NYC Transitional Finance Authority (Building Aid)	4.000		07/15/2037	5,796,400
25,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000		07/15/2035	31,618,313
15,000,000	NYC Transitional Finance Authority (Future Tax)[1]	4.000		08/01/2041	16,824,638
1,360,000	NYC Transitional Finance Authority (Future Tax)	5.000		02/01/2032	1,695,213
9,545,000	NYC Transitional Finance Authority (Future Tax)	5.000		08/01/2040	11,725,078
2,450,000	NYC Transitional Finance Authority (Future Tax)	5.000		08/01/2040	3,060,956
53,425,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000		08/01/2041	65,329,829
75,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000		05/01/2042	91,166,250
13,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000		08/01/2042	16,136,153
20,140,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000		08/01/2045	24,368,343
12,095,000	NYC Transitional Finance Authority (Future Tax)	5.000		08/01/2045	14,674,501
16,675,000	NYS DA (Personal Income Tax)	5.000		03/15/2046	20,854,422
25,000,000	NYS DA (Sales Tax)[1]	5.000		03/15/2037	31,323,000
6,500,000	NYS DA (Sales Tax)	5.000		03/15/2037	8,255,845
13,270,000	NYS DA (Sales Tax)[1]	5.000		03/15/2039	16,519,284
15,000,000	NYS DA (Sales Tax)[1]	5.000		03/15/2040	18,604,050
10,000,000	NYS DA (Sales Tax)	5.000		03/15/2040	12,434,000
10,000,000	NYS DA (Sales Tax)[1]	5.000		03/15/2041	12,490,100
31,720,000	NYS DA (Sales Tax)[1]	5.000		03/15/2041	39,238,988
5,000,000	NYS DA (Sales Tax)	5.000		03/15/2042	6,249,450
15,000,000	NYS DA (Sales Tax)[1]	5.000		03/15/2044	18,184,538

45          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$17,200,000	NYS DA (St. Mary’s Hospital for Children)	7.875%	11/15/2041	$17,788,068
6,500,000	NYS DA (State Personal Income Tax Authority)	5.000	02/15/2043	7,820,410
30,690,000	NYS DA (State Personal Income Tax Authority)	5.000	03/15/2047	38,328,127
6,705,000	NYS DA (State University of New York)	5.000	07/01/2048	7,891,852
8,320,000	NYS EFC (Clean Water & Drinking Revolving Funds)	5.000	06/15/2048	10,384,691
21,750,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.750	11/15/2051	23,909,557
13,000,000	NYS Transportation Devel. Corp. (American Airlines/JFK International Airport)	5.000	08/01/2026	13,780,520
5,150,000	NYS Transportation Devel. Corp. (Delta Air Lines/ LaGuardia Airport Terminals)	4.000	01/01/2036	5,696,982
2,525,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)	4.000	07/01/2031	2,728,490
2,500,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)	5.000	07/01/2034	2,842,725
2,500,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)	5.000	07/01/2046	2,797,700
9,500,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)	5.250	01/01/2050	10,712,200
5,750,000	NYS UDC (State Personal Income Tax Authority)	5.000	03/15/2041	7,065,370
200,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750	12/01/2025	207,372
810,000	Port Authority NY/NJ (KIAC)	6.750	10/01/2019	826,751
11,050,000	Port Authority NY/NJ, 200th Series1	5.000	04/15/2057	13,258,000
13,000,000	Port Authority NY/NJ, 205th Series1	5.000	05/15/2057	15,780,083
2,000,000	Port Authority NY/NJ, 206th Series1	5.000	11/15/2042	2,428,140
19,725,000	Port Authority NY/NJ, 206th Series1	5.000	11/15/2047	23,787,172
8,385,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000	06/01/2048	8,398,332
600,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-C	6.200	03/01/2020	600,690

				923,500,898
North Carolina—0.3%
1,000,000	Charlotte, NC COP	4.000	06/01/2038	1,163,900
750,000	Charlotte, NC COP	4.000	06/01/2039	868,447
13,905,000	NC Medical Care Commission (Novant Health)	4.000	11/01/2049	15,901,202
1,650,000	NC Medical Care Commission (Whitestone)	7.750	03/01/2031	1,807,757
5,415,000	NC Turnpike Authority	5.000	01/01/2038	6,751,909

				26,493,215
North Dakota—0.1%
6,500,000	Grand Forks, ND (Red River Biorefinery)	5.375	09/15/2038	6,396,910
Ohio—7.1%
9,950,000	Allen County, OH Hospital Facilities (Catholic Healthcare)[1]	5.000	06/01/2038	10,229,005
7,385,000	Brecksville-Broadview Heights, OH City School District	5.250	12/01/2054	8,390,837

46          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Ohio (Continued)
$10,840,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125%		06/01/2024	$10,840,217
17,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375		06/01/2024	17,116,369
9,195,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750		06/01/2034	9,208,701
43,385,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2030	43,660,929
85,985,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2047	86,415,785
13,227,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.000		06/01/2042	13,326,335
62,055,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.250	[2]	06/01/2037	63,988,013
68,160,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.500		06/01/2047	69,864,682
433,800,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.542	[5]	06/01/2052	18,675,090
5,645,000	Butler County, OH Port Authority (Maple Knoll Communities)	7.000		07/01/2043	6,303,376
815,000	Cleveland-Cuyahoga County, OH Port Authority (Playhouse Square Foundation)	5.250		12/01/2038	956,981
735,000	Cleveland-Cuyahoga County, OH Port Authority (Playhouse Square Foundation)	5.500		12/01/2043	868,638
2,900,000	Cleveland-Cuyahoga County, OH Port Authority (Playhouse Square Foundation)	5.500		12/01/2053	3,401,961
205,000	Columbus-Franklin County, OH Finance Authority, Series A	6.000		05/15/2035	207,331
14,550,000	Cuyahoga County, OH Hospital (Metro Health System)	5.500		02/15/2052	17,182,822
4,900,000	Cuyahoga County, OH Hospital (Metro Health System)	5.500		02/15/2057	5,768,623
1,000,000	Drake County, OH Hospital Facilities (Wayne Hospital)[6]	4.000		09/01/2040	1,062,460
1,750,000	Drake County, OH Hospital Facilities (Wayne Hospital)[6]	4.000		09/01/2045	1,841,997
35,450,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/HMCG/HMCJ Obligated Group)	8.000		07/01/2042	40,366,206
1,450,000	Hancock County, OH Hospital (BVRHC/BVHF Obligated Group)	6.250		12/01/2034	1,578,180
20,000	Lake County, OH Hospital Facilities (Lake Hospital System)	5.750		08/15/2038	20,065
315,000	Lorain County, OH Port Authority (Alumalloy LLC)	6.000		11/15/2025	315,151
10,000,000	Montgomery County, OH (Miami Valley Hospital)[1]	5.750		11/15/2023	10,478,375
1,090,000	Norwood, OH Special Obligation (Central Parke)	6.000		12/01/2046	1,157,722
10,000,000	OH Air Quality Devel. Authority (AMG Vanadium)	5.000		07/01/2049	11,158,200
700,000	OH Air Quality Devel. Authority (First Energy Generation)[3]	5.625		06/01/2018	714,000

47          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Ohio (Continued)
$2,000,000	OH Air Quality Devel. Authority (FirstEnergy Generation)[3]	3.100%[9]		03/01/2023	$1,747,500
7,750,000	OH Air Quality Devel. Authority (FirstEnergy Generation)[3]	3.750	[9]	12/01/2023	6,771,562
10,795,000	OH Air Quality Devel. Authority (FirstEnergy Generation)[3]	4.250	[9]	08/01/2029	11,118,850
5,400,000	OH HFA (Sanctuary at Springboro)	5.450		01/01/2038	5,684,580
10,960,000	OH Higher Educational Facility Commission (Denison University)	5.000		11/01/2044	13,922,598
23,700,000	OH Higher Educational Facility Commission (Hiram College)	6.000		10/01/2041	25,580,358
5,750,000	OH Higher Educational Facility Commission (Menorah Park)	5.250		01/01/2048	6,091,377
1,500,000	OH Water Devel. Authority (FirstEnergy Generation)[3]	3.000		05/15/2019	1,310,625
1,125,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300		02/15/2024	1,120,657
2,500,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400		02/15/2034	2,476,675
1,450,000	South Western City, OH School District (School Facilities Constriction)[6]	4.000		12/01/2048	1,663,976
4,100,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)	5.750		12/01/2032	4,517,052
1,436,519	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400		11/01/2036	1,436,706

					538,540,567
Oklahoma—0.1%
5,000,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)	6.625		10/01/2037	4,000,000
100,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)	6.500		09/01/2026	100,333

					4,100,333
Oregon—0.3%
17,045,000	Clackamas County, OR School District No. 62C (Oregon City)	5.000		06/15/2049	21,029,951
700,000	OR Facilities Authority (Concordia University)	6.125		09/01/2030	731,087
2,625,000	OR Facilities Authority (Personalized Learning-Redmond Proficiency Academy)	5.250		06/15/2051	2,707,871
1,740,000	OR Facilities Authority (Personalized Learning-Redmond Proficiency Academy)	5.750		06/15/2046	1,847,671

					26,316,580
Pennsylvania—3.1%
17,800,000	Allegheny County, PA HDA (Allegheny Health Network)	5.000		04/01/2047	21,314,076
1,000,000	Allentown, PA Neighborhood Improvement Zone	5.000		05/01/2033	1,178,180
3,000,000	Allentown, PA Neighborhood Improvement Zone	5.000		05/01/2042	3,412,740

48          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$8,000,000	Allentown, PA Neighborhood Improvement Zone	5.375%		05/01/2042	$9,047,840
22,300,000	Beaver County, PA IDA (FirstEnergy Generation)[3]	4.500	[9]	06/01/2028	22,969,000
2,700,000	Chester County, PA H&EFA (Immaculata University)	7.000		11/01/2041	3,335,769
1,710,000	Chester County, PA IDA (Hickman Friends Senior Community of West Chester)	5.250		01/01/2037	1,791,310
11,080,000	Chester County, PA IDA (Hickman Friends Senior Community of West Chester)	5.500		01/01/2052	11,602,200
525,000	Chester County, PA IDA (Woodlands at Graystone)	5.000		03/01/2038	564,832
1,050,000	Chester County, PA IDA (Woodlands at Graystone)	5.125		03/01/2048	1,128,078
2,750,000	Crawford County, PA Hospital Authority (MMedC/COHS/MMedCF/MPS/HCCO/TAHC/ TAH/TAHCF/TAHS/CVHC/HCrawC/FCIM Obligated Group)	6.000		06/01/2046	3,204,245
3,215,000	Crawford County, PA Hospital Authority (MMedC/COHS/MMedCF/MPS/HCCO/TAHC/ TAH/TAHCF/TAHS/CVHC/HCrawC/FCIM Obligated Group)	6.000		06/01/2051	3,717,858
5,000	Lancaster, PA GO	4.000		11/01/2040	5,626
4,775,000	Lancaster, PA GO	4.000		11/01/2043	5,347,904
185,000	Luzerne County, PA IDA	7.500		12/15/2019	188,243
500,000	Luzerne County, PA IDA	7.750		12/15/2027	509,115
1,260,000	Montgomery County, PA HEHA (Pennsylvania LTC)	5.000		12/01/2032	1,301,139
1,705,000	Montgomery County, PA HEHA (Pennsylvania LTC)	5.250		12/01/2037	1,764,811
500,000	Montgomery County, PA HEHA (Pennsylvania LTC)	5.300		12/01/2038	517,500
3,140,000	Montgomery County, PA HEHA (Pennsylvania LTC)	5.375		12/01/2047	3,210,870
10,000,000	Montgomery County, PA HEHA (Thomas Jefferson University)	4.000		09/01/2049	11,032,900
1,992,121	Northampton County, PA IDA (Northampton Generating)[4,7,8]	5.000		12/31/2023	597,636
8,238,655	Northampton County, PA IDA (Northampton Generating)[4,7,8]	5.000		12/31/2023	2,471,596
5,000,000	PA EDFA (Carbonlite)	5.750		06/01/2036	5,381,900
15,000,000	PA EDFA (FirstEnergy Generation)[3]	4.500	[9]	06/01/2028	15,450,000
1,210,000	PA EDFA (UPMC/M-WHOUPMC/UPMC-P/UPMC-PS/UPMC-SM Obligated Group)	4.000		03/15/2036	1,356,035
2,980,000	PA GO	4.000		09/15/2032	3,400,985
12,500,000	PA GO	4.000		03/01/2035	14,305,125
4,000,000	PA HEFA (Shippensburg University)	6.250		10/01/2043	4,424,920
1,370,000	PA HEFA (Ursinus College)	5.000		01/01/2027	1,462,639
13,395	PA HFA Multifamily Hsg. (Country Commons Apartments)	3.600		08/01/2035	15,246
3,000,000	PA Public School Building Authority (School District of Philadelphia)	5.000		04/01/2030	3,250,860

49          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$7,500,000	PA Southcentral General Authority (Wellspan Health Obligated Group)	5.000%		06/01/2049	$9,263,325
20,000,000	PA State Public School Building Authority (Philadelphia School District)	5.000		06/01/2032	24,029,400
1,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[4]	6.125		03/15/2043	1,500,000
560,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)	5.500		06/15/2022	586,471
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)	5.500		06/15/2032	2,121,340
8,430,000	Philadelphia, PA Authority for Industrial Devel. (University of the Arts)	5.000		03/15/2045	9,059,300
2,390,000	Philadelphia, PA Gas Works	5.000		10/01/2033	2,890,442
3,350,000	Philadelphia, PA H&HEFA (Temple University Health System)	5.625		07/01/2036	3,660,311
5,250,000	Philadelphia, PA H&HEFA (Temple University Health System)	5.625		07/01/2042	5,718,143
4,000,000	Philadelphia, PA School District	5.250		09/01/2023	4,158,720
785,000	Reading, PA School District	5.000		03/01/2035	948,586
720,000	Reading, PA School District	5.000		03/01/2036	867,910
2,500,000	Wilkes-Barre, PA Area School District	4.000		04/15/2049	2,807,175
5,470,000	York, PA GO	7.250		11/15/2041	6,191,274

					233,063,575
Rhode Island—0.3%
44,240,000	Central Falls, RI Detention Facility[3]	7.250		07/15/2035	7,963,200
5,000,000	RI Tobacco Settlement Financing Corp. (TASC)	5.000		06/01/2035	5,659,350
5,000,000	RI Tobacco Settlement Financing Corp. (TASC)	5.000		06/01/2040	5,605,100

					19,227,650
South Carolina—1.1%
6,144,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)	7.750		11/01/2039	6,151,803
12,555,000	Lancaster County, SC School District[1]	4.000		03/01/2036	14,195,242
12,791,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)[4]	6.200		11/01/2036	11,552,447
6,915,055	SC Connector 2000 Assoc. Toll Road, Series B	2.871	[5]	01/01/2020	6,765,759
186,954	SC Connector 2000 Assoc. Toll Road, Series B	6.295	[5]	01/01/2026	122,735
7,875,561	SC Connector 2000 Assoc. Toll Road, Series B	6.620	[5]	01/01/2024	5,903,442
5,000,000	SC Jobs-EDA (Green Bond-AAC East)	7.000		05/01/2039	5,126,200
1,500,000	SC Ports Authority	5.000		07/01/2043	1,818,105
3,750,000	SC Ports Authority	5.000		07/01/2055	4,463,475
11,000,000	SC Public Service Authority	5.000		12/01/2055	12,582,350
5,070,000	SC Public Service Authority (Santee Cooper)	5.000		12/01/2029	5,460,390
6,465,000	SC Public Service Authority (Santee Cooper)	5.500		12/01/2033	7,457,959

					81,599,907
Tennessee—0.5%
1,000,000	Bristol, TN Industrial Devel. Board	5.022	[5]	12/01/2022	871,730

50          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Tennessee (Continued)
$775,000	Chattanooga, TN HE&HFB (Commonspirit Health)	4.000%	08/01/2038	$871,860
1,545,000	Chattanooga, TN HE&HFB (Commonspirit Health)	4.000	08/01/2044	1,712,045
1,160,000	Chattanooga, TN HE&HFB (Commonspirit Health)	5.000	08/01/2044	1,414,701
1,545,000	Chattanooga, TN HE&HFB (Commonspirit Health)	5.000	08/01/2049	1,879,724
10,765,000	Memphis, TN GO1	4.000	06/01/2047	11,802,130
7,250,000	Memphis-Shelby County, TN Airport Authority	5.000	07/01/2043	8,768,223
600,000	Nashville, TN Metropolitan Development & Hsg. Agency (Fifth & Broadway Devel. District)	5.125	06/01/2036	669,024
9,000,000	Shelby County, TN HE&HFB (Trezevant Manor)	5.500	09/01/2047	9,288,990
6,350,000	Shelby County, TN HE&HFB (Trezevant Manor)	8.000	09/01/2044	317,500

				37,595,927
Texas—8.5%
890,000	Argyle, TX Special Assessment (Highlands Argyle Public Improvement District No. 1)	5.000	09/01/2037	928,697
1,475,000	Argyle, TX Special Assessment (Highlands Argyle Public Improvement District No. 1)	5.250	09/01/2047	1,539,502
1,325,000	Arlington, TX Higher Education Finance Corp. (Leadership Prep School)	5.000	06/15/2046	1,354,799
785,000	Arlington, TX Higher Education Finance Corp. (UMEP)	5.000	08/15/2053	824,878
4,115,000	Arlington, TX Higher Education Finance Corp. (Winfree Academy Charter School)	5.750	08/15/2043	4,551,560
675,000	Aubrey, TX Special Assessment (Jackson Ridge Public Improvement District No. 1)	7.250	09/01/2045	723,789
260,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)	7.750	12/01/2028	249,839
15,135,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)[3,4]	7.000	11/01/2039	6,054,000
575,000	Celina, TX Special Assessment[6]	5.375	09/01/2028	597,816
400,000	Celina, TX Special Assessment	5.500	09/01/2032	415,676
1,100,000	Celina, TX Special Assessment	5.875	09/01/2040	1,142,889
1,845,000	Celina, TX Special Assessment[6]	6.250	09/01/2045	1,961,659
3,915,000	Celina, TX Special Assessment[6]	7.500	09/01/2045	4,290,214
1,000,000	Celina, TX Special Assessment (Sutton Fields II)	7.250	09/01/2045	1,052,140
750,000	Clifton, TX Higher Education Finance Corp. (Idea Public Schools)	5.750	08/15/2041	815,325
5,000,000	Clifton, TX Higher Education Finance Corp. (International American Education Federation)	6.000	08/15/2038	5,645,750
1,250,000	Crane, TX Independent School District	5.000	02/15/2030	1,253,725
5,000,000	Cypress-Fairbanks, TX Independent School District	4.000	02/15/2043	5,686,850
4,250,000	Denton, TX Independent School District	4.000	08/15/2048	4,809,682
34,970,000	Denton, TX Independent School District[1]	5.000	08/15/2045	41,061,680
14,860,000	Denton, TX Independent School District	5.000	08/15/2048	18,085,660
1,645,000	Edinburg, TX Economic Devel. Corp.	5.000	08/15/2044	1,741,019
1,200,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)	6.125	09/01/2028	1,200,000
1,500,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)	6.500	09/01/2036	1,500,000

51          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$2,000,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)	6.750%	09/01/2043	$2,000,000
1,950,000	Galveston, TX Special Assessment[6]	5.625	09/01/2028	1,680,373
3,700,000	Galveston, TX Special Assessment	6.000	09/01/2038	3,136,860
3,500,000	Galveston, TX Special Assessment	6.125	09/01/2044	2,956,030
15,000,000	Grand Parkway, TX Transportation Corp.[1]	5.000	10/01/2043	18,415,763
32,525,000	Grand Parkway, TX Transportation Corp.[1]	5.000	10/01/2048	39,682,824
5,000,000	Grand Parkway, TX Transportation Corp.	5.000	10/01/2048	6,114,400
10,000,000	Grand Parkway, TX Transportation Corp.[1]	5.000	04/01/2053	11,220,750
20,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)	8.000	04/01/2028	20,103
8,250,000	Houston, TX Airport System (United Airlines)	5.000	07/15/2028	10,060,215
380,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	6.500	05/15/2031	413,258
435,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	6.500	05/15/2031	473,071
700,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000	08/15/2036	721,532
950,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000	08/15/2041	977,455
7,500,000	Katy, TX Independent School District	4.000	02/15/2047	8,420,925
5,000,000	Katy, TX Independent School District	4.000	02/15/2048	5,657,550
375,000	Leander, TX Special Assessment (Oak Creek Public Improvement District)[6]	5.375	09/01/2028	381,671
600,000	Leander, TX Special Assessment (Oak Creek Public Improvement District)	5.750	09/01/2038	611,190
575,000	Leander, TX Special Assessment (Oak Creek Public Improvement District)	5.875	09/01/2044	586,103
12,875,000	Little Elm, TX Independent School District	5.000	08/15/2046	15,823,504
450,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)	5.375	09/15/2035	468,531
400,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)	5.500	09/15/2040	416,304
8,645,000	Mission, TX EDC (Carbonlite Recycling)	6.500	12/01/2033	9,006,275
20,000,000	Mission, TX EDC (Natgasoline)	4.625	10/01/2031	21,625,000
520,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Beta Foundation)[6]	5.000	08/15/2049	550,779
3,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. (CHSTX/CMCD/CMCtrF Obligated Group)	4.000	08/15/2033	3,413,820
2,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. (CHSTX/CMCD/CMCtrF Obligated Group)	4.000	08/15/2034	2,268,980
3,280,000	New Hope, TX Cultural Educational Facilities Finance Corp. (CHSTX/CMCD/CMCtrF Obligated Group)	4.000	08/15/2035	3,710,828
700,000	New Hope, TX Cultural Educational Facilities Finance Corp. (East Grand Preparatory Academy)	5.500	08/15/2046	720,524

52          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$1,200,000	New Hope, TX Cultural Educational Facilities Finance Corp. (East Grand Preparatory Academy)	5.500%	08/15/2051	$1,234,044
2,085,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Jubilee Academic Center)	5.125	08/15/2047	2,142,254
8,250,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Legacy at Midtown Park)	5.500	07/01/2054	8,782,950
1,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Legacy Preparatory Charter Academy)	6.000	08/15/2037	1,084,170
13,435,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Legacy Preparatory Charter Academy)	6.000	08/15/2047	14,489,110
2,500,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Presbyterian Village-North)	5.250	10/01/2049	2,788,000
500,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Women’s University-COHF-Collegiate Hsg. Denton)	5.000	07/01/2038	592,590
1,750,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Women’s University-COHF-Collegiate Hsg. Denton)	5.000	07/01/2048	2,050,125
2,400,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Women’s University-COHF-Collegiate Hsg. Denton)	5.000	07/01/2058	2,769,432
350,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)	5.000	07/01/2031	402,209
1,750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)	5.000	07/01/2046	1,953,052
1,750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)	5.000	07/01/2051	1,930,390
400,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living-Langford Project)	5.375	11/15/2036	432,520
650,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living-Langford Project)	5.500	11/15/2046	695,312
1,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living-Langford Project)	5.500	11/15/2052	1,065,890
1,080,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University - Collegiate Hsg. Corpus Christi II)	5.000	04/01/2048	1,104,235
2,315,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University - Collegiate Hsg. San Antonio I)	5.000	04/01/2048	2,466,656
1,300,000	New Hope, TX Educational Facilities Finance Corp. Retirement Facility (Wesleyan Homes)	5.500	01/01/2049	1,412,086

53          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Texas (Continued)
$785,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	5.875%		04/01/2036	$873,823
1,950,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	6.000		04/01/2045	2,161,010
375,000	Newark, TX Higher Education Finance Corp. (Austin Achieve Public Schools)	5.000		06/15/2038	389,659
750,000	Newark, TX Higher Education Finance Corp. (Austin Achieve Public Schools)	5.000		06/15/2048	774,893
1,600,000	North Central TX HFC (Village Kaufman Apartments)	6.150	[9]	01/01/2043	1,676,272
655,000	Pottsboro, TX Higher Education Finance Corp. (Imagine International Academy of North Texas)	5.000		08/15/2036	712,168
1,000,000	Pottsboro, TX Higher Education Finance Corp. (Imagine International Academy of North Texas)	5.000		08/15/2046	1,069,500
5,975,000	Prosper, TX Independent School District	5.000		02/15/2044	7,383,367
6,300,000	Prosper, TX Independent School District	5.000		02/15/2048	7,745,976
5,370,000	Red River, TX Educational Finance Corp. (Houston Baptist University)	5.500		10/01/2046	6,220,877
3,000,000	Red River, TX Health Facilities Devel. Corp. (Happy Harbor Methodist Home)	8.000		11/15/2049	3,604,590
455,000	Rowlett, TX Special Assessment (Bayside Public Improvement District)	6.000		09/15/2046	462,840
1,995,000	Sabine Neches, TX HFC (Fox Run Apartments)	6.150		01/01/2043	2,049,543
26,820,000	Sanger, TX Industrial Devel. Corp. (Texas Pellets)[3,4]	7.500		07/01/2038	6,705,000
11,000,000	Sherman, TX Independent School District	5.000		02/15/2045	13,538,360
3,810,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)[3]	5.750		11/15/2037	2,667,000
3,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living Ventana)	6.750		11/15/2047	4,059,090
2,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living Ventana)	6.750		11/15/2052	2,312,380
13,500,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center)[1]	5.000		12/01/2033	13,602,870
27,525,000	Travis County, TX HFDC (Longhorn Village)	7.125		01/01/2046	29,657,912
1,000,000	Trinity River Authority, TX Central Regional Wastewater System	5.000		08/01/2033	1,250,380
1,000,000	Trinity River Authority, TX Central Regional Wastewater System	5.000		08/01/2034	1,246,730
2,000,000	Trinity River Authority, TX Central Regional Wastewater System	5.000		08/01/2035	2,485,000
1,000,000	Trinity River Authority, TX Central Regional Wastewater System	5.000		08/01/2037	1,235,760
34,600,000	TX Angelina & Neches River Authority (Aspen Power)[3,4]	6.500		11/01/2029	346
53,695,000	TX Municipal Gas Acquisition & Supply Corp.	6.250		12/15/2026	63,356,341
5,250,000	TX Private Activity (NTE Mobility Partners)	6.875		12/31/2039	5,351,378

54          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Texas (Continued)
$400,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)	6.250%		09/01/2036	$400,560
285,000	TX Student Hsg. Corp. (University of North Texas)	6.750		07/01/2021	285,117
215,000	TX Student Hsg. Corp. (University of North Texas)	6.850		07/01/2031	215,034
3,750,000	TX Transportation Commission (State Highway 249 System)	4.785	[5]	08/01/2043	1,378,088
4,400,000	TX Transportation Commission (State Highway 249 System)	4.815	[5]	08/01/2044	1,529,220
1,000,000	TX Transportation Commission (State Highway 249 System)	4.848	[5]	08/01/2046	312,620
1,000,000	TX Transportation Commission (State Highway 249 System)	4.862	[5]	08/01/2047	296,750
1,000,000	TX Transportation Commission (State Highway 249 System)	4.875	[5]	08/01/2048	281,550
1,500,000	TX Transportation Commission (State Highway 249 System)	4.916	[5]	08/01/2050	376,785
5,000,000	TX Water Devel. Board	4.000		10/15/2041	5,611,800
33,660,000	TX Water Devel. Board[1]	5.000		04/15/2049	41,809,648
41,015,000	TX Water Devel. Board	5.000		04/15/2049	51,100,999
13,515,000	TX Water Devel. Board[1]	5.000		10/15/2053	16,751,891
2,033,000	Vintage Township, TX Public Facilities Corp.	7.375		10/01/2038	2,034,606
6,375,000	Waxahachie, TX Special Assessment	6.000		08/15/2045	6,549,994
2,920,000	Wise County, TX (Parket County Junior College District)	7.500		08/15/2025	3,162,039
4,615,000	Wise County, TX (Parket County Junior College District)	7.750		08/15/2028	5,000,952

					646,107,510
Utah—0.8%
170,000	Hideout, UT Local District No. 1 Special Assessment	7.750		08/01/2024	186,782
610,000	Hideout, UT Local District No. 1 Special Assessment	8.250		08/01/2034	656,842
14,600,000	Salt Lake City, UT Airport	5.000		07/01/2043	17,748,198
4,000,000	Salt Lake City, UT Airport	5.000		07/01/2048	4,830,920
7,410,000	Salt Lake City, UT Airport	5.250		07/01/2048	9,135,789
385,000	UT Charter School Finance Authority (Endeavor Hall)	5.500		07/15/2022	394,382
1,750,000	UT Charter School Finance Authority (Endeavor Hall)	6.000		07/15/2032	1,792,753
3,870,000	UT Charter School Finance Authority (Endeavor Hall)	6.250		07/15/2042	3,955,914
50,000	UT Charter School Finance Authority (Esperanza Elementary School)	5.000		10/15/2038	51,305
1,435,000	UT Charter School Finance Authority (Esperanza Elementary School)	5.250		10/15/2048	1,471,420
4,810,000	UT Charter School Finance Authority (Freedom Academy Foundation)	5.250		06/15/2037	5,105,863

55          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Utah (Continued)
$7,415,000	UT Charter School Finance Authority (Freedom Academy Foundation)	5.375%		06/15/2048	$7,816,448
3,645,000	UT Charter School Finance Authority (Merit Preparatory Academy)	5.375		06/15/2049	3,744,253
750,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)	6.300		07/15/2032	810,923
1,640,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)	6.550		07/15/2042	1,775,366
775,000	Utah County, UT Charter School (Renaissance Academy)	5.625		07/15/2037	775,876
415,000	Utah County, UT Charter School (Ronald Wilson Reagan Academy)	5.000		02/15/2036	448,403
855,000	Utah County, UT Charter School (Ronald Wilson Reagan Academy)	5.000		02/15/2046	909,643
					61,611,080
Vermont—0.1%
960,000	East Central, VT Telecommunications District	5.600		12/01/2043	993,341
1,450,000	East Central, VT Telecommunications District	5.750		12/01/2036	1,555,357
1,650,000	VT EDA (Casella Waste Systems)	4.625	[9]	04/01/2036	1,893,144
					4,441,842
Virginia—0.7%
1,608,000	Celebrate, VA North CDA Special Assessment[3,4]	6.750		03/01/2034	964,800
8,000,000	Chesapeake Bay, VA Bridge & Tunnel District	5.000		07/01/2046	9,311,440
1,238,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050		03/01/2044	1,200,451
2,825,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050		03/01/2044	2,739,289
1,965,000	Lewistown, VA Commerce Center Community Devel. Authority[3]	6.050		03/01/2054	358,613
3,300,000	Norfolk, VA Redevel. & Hsg. Authority (Fort Norfolk Retirement Community-Harbors Edge)	5.250		01/01/2054	3,609,573
1,750,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation	5.000		09/01/2037	1,982,330
2,350,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation	5.000		09/01/2045	2,622,741
2,160,000	Richmond, VA Redevel. & Hsg. Authority (American Tobacco Apartments)	5.550		01/01/2037	2,304,202
14,735,000	Roanoke County, VA EDA Residential Care Facility (Richfield Living)	5.250		09/01/2049	15,411,189
7,215,000	Roanoke County, VA EDA Residential Care Facility (Richfield Living)	5.375		09/01/2054	7,617,453
1,690,000	VA Small Business Financing Authority (Covanta Holding Corp.)	5.000	[9]	01/01/2048	1,812,474
1,515,000	VA Tobacco Settlement Financing Corp.	5.000		06/01/2047	1,518,818

56          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Virginia (Continued)
$2,404,674	West Point, VA IDA Solid Waste (Chesapeake Corp.)[3,4]	6.375%	03/01/2019	$240
				51,453,613
Washington—0.9%
750,000	Greater Wenatchee, WA Regional Events Center	5.000	09/01/2027	777,585
185,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600	03/01/2028	185,179
50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)	6.100	10/01/2031	50,059
3,000,000	Port of Seattle, WA Revenue	5.000	05/01/2043	3,585,840
2,354,358	Tacoma, WA Consolidated Local Improvements District No. 65	5.750	04/01/2043	2,368,720
27,655,000	WA EDFA (Columbia Pulp I)	7.500	01/01/2032	28,635,646
2,425,000	WA GO	5.000	02/01/2030	3,045,849
17,410,000	WA Health Care Facilities Authority (Peacehealth)[1]	5.000	11/01/2028	17,514,373
1,000,000	WA Hsg. Finance Commission (Heron’s Key)	7.000	07/01/2045	1,084,670
1,700,000	WA Hsg. Finance Commission (Heron’s Key)	7.000	07/01/2050	1,839,519
2,250,000	WA Kalispel Tribe Indians Priority District	5.000	01/01/2032	2,540,340
500,000	WA Kalispel Tribe Indians Priority District	5.000	01/01/2032	564,520
3,000,000	WA Kalispel Tribe Indians Priority District	5.250	01/01/2038	3,357,780
1,000,000	WA Kalispel Tribe Indians Priority District	5.250	01/01/2038	1,119,260
				66,669,340
West Virginia—0.8%
3,000,000	Brooke County, WV (Bethany College)	6.500	10/01/2031	3,049,020
4,500,000	Brooke County, WV (Bethany College)	6.750	10/01/2037	4,574,025
19,000,000	Harrison County, WV Special District Excise Tax (Charles Pointe Ecomonic Opportunity Devel. District)	5.750	06/01/2042	19,195,700
6,140,000	Harrison County, WV Special District Excise Tax (Charles Pointe Ecomonic Opportunity Devel. District)	7.500	06/01/2042	6,185,252
27,145,000	Harrison County, WV Tax Increment (Charles Pointe)[3]	7.000	06/01/2035	13,572,500
3,435,000	Monongalia County, WV Special District Excise Tax (University Town Center)	5.750	06/01/2043	3,802,682
10,465,000	Ohio County, WV Devel. Authority (Ohio County Sports Complex)	5.000	09/01/2048	10,934,983
				61,314,162
Wisconsin—2.9%
3,000,000	WI H&EFA (AE Nursing Centers)[3,4]	7.250	06/01/2038	540,000
750,000	WI H&EFA (Beloit College)	6.125	06/01/2035	777,690
2,015,000	WI H&EFA (Beloit College)	6.125	06/01/2039	2,089,394
2,750,000	WI H&EFA (Clement Manor)	5.000	08/01/2049	2,810,253
63,000,000	WI Public Finance Authority (American Dream at Meadowlands Project)	6.750	08/01/2031	75,566,610

57          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Wisconsin (Continued)
$33,850,000	WI Public Finance Authority (American Dream at Meadowlands Project)	7.000%		12/01/2050	$40,890,800
2,075,000	WI Public Finance Authority (Bancroft Neurohealth/Bancroft Rehabilitation Services Obligated Group)	5.125		06/01/2048	2,233,198
7,900,000	WI Public Finance Authority (CHF-Wilmington- University of North Carolina)	5.000		07/01/2058	9,139,589
1,821,047	WI Public Finance Authority (Conference Center & Hotel)	5.360	[5]	01/01/2067	59,548
151,210	WI Public Finance Authority (Conference Center & Hotel)	5.449	[5]	01/01/2066	4,957
7,500,378	WI Public Finance Authority (Conference Center & Hotel)[8]	5.500		07/01/2056	7,368,971
140,331	WI Public Finance Authority (Conference Center & Hotel)	5.542	[5]	01/01/2065	4,613
142,507	WI Public Finance Authority (Conference Center & Hotel)	5.638	[5]	01/01/2064	4,697
145,770	WI Public Finance Authority (Conference Center & Hotel)	5.738	[5]	01/01/2063	4,818
149,034	WI Public Finance Authority (Conference Center & Hotel)	5.841	[5]	01/01/2062	4,940
153,385	WI Public Finance Authority (Conference Center & Hotel)	5.948	[5]	01/01/2061	5,102
155,561	WI Public Finance Authority (Conference Center & Hotel)	6.059	[5]	01/01/2060	5,190
158,824	WI Public Finance Authority (Conference Center & Hotel)	6.175	[5]	01/01/2059	5,317
163,176	WI Public Finance Authority (Conference Center & Hotel)	6.294	[5]	01/01/2058	5,483
167,527	WI Public Finance Authority (Conference Center & Hotel)	6.418	[5]	01/01/2057	5,649
151,210	WI Public Finance Authority (Conference Center & Hotel)	6.548	[5]	01/01/2056	5,118
154,473	WI Public Finance Authority (Conference Center & Hotel)	6.682	[5]	01/01/2055	5,251
157,737	WI Public Finance Authority (Conference Center & Hotel)	6.823	[5]	01/01/2054	5,384
163,176	WI Public Finance Authority (Conference Center & Hotel)	6.969	[5]	01/01/2053	5,595
165,352	WI Public Finance Authority (Conference Center & Hotel)	7.122	[5]	01/01/2052	5,696
127,277	WI Public Finance Authority (Conference Center & Hotel)	7.282	[5]	01/01/2051	4,406
129,453	WI Public Finance Authority (Conference Center & Hotel)	7.449	[5]	01/01/2050	4,506
133,804	WI Public Finance Authority (Conference Center & Hotel)	7.624	[5]	01/01/2049	4,683
135,980	WI Public Finance Authority (Conference Center & Hotel)	7.807	[5]	01/01/2048	4,788

58          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Wisconsin (Continued)
$155,561	WI Public Finance Authority (Conference Center & Hotel)	8.000%[5]		01/01/2047	$5,512
865,000	WI Public Finance Authority (DHSEP/NMA/CAA/ HCA/HAA/HA/LV/MwA/WA/WHA Obligated Group)	5.000		12/01/2052	897,437
1,055,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.210	[5]	10/01/2042	545,931
6,657,500	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000		10/01/2042	6,804,697
2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)[4]	36.095	[5]	10/01/2042	41,200
520,000	WI Public Finance Authority (North Carolina Leadership Academy)	5.000		06/15/2049	555,038
455,000	WI Public Finance Authority (North Carolina Leadership Academy)	5.000		06/15/2054	482,177
660,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)	7.000		07/01/2031	660,878
1,480,000	WI Public Finance Authority (Traders Point Christian Schools)	5.375		06/01/2044	1,553,882
1,840,000	WI Public Finance Authority (Traders Point Christian Schools)	5.500		06/01/2054	1,928,375
7,720,000	WI Public Finance Authority (University of Kansas)	5.000		03/01/2046	9,059,034
6,225,000	WI Public Finance Authority Charter School (Denver International Airport Great Hall)	5.000		09/30/2049	6,455,698
2,500,000	WI Public Finance Authority Charter School (Envision Science Academy)	5.250		05/01/2046	2,556,150
1,120,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	5.750		07/15/2032	1,217,955
1,345,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	6.000		07/15/2042	1,457,429
1,910,000	WI Public Finance Authority Educational Facility (Ask Academy)	6.000		02/01/2045	1,963,919
5,875,000	WI Public Finance Authority Educational Facility (Horizon Academy West Charter School)	6.000		09/01/2045	6,056,303
7,210,000	WI Public Financing Authority (Multifamily Hsg.)	5.000		12/01/2045	7,344,827
2,570,000	WI Public Financing Authority (Multifamily Hsg.)	5.000		12/01/2045	2,812,814
4,450,000	WI Public Financing Authority (Multifamily Hsg.)	5.150		12/01/2050	4,556,933
1,600,000	WI Public Financing Authority (Multifamily Hsg.)	5.150		12/01/2050	1,754,112
5,000,000	WI Public Financing Authority (Multifamily Hsg.)	5.350		12/01/2052	5,168,200
1,790,000	WI Public Financing Authority (Multifamily Hsg.)	5.350		12/01/2052	1,966,798
10,960,000	WI Public Financing Authority Multifamily Hsg. (Trinity-Eagle’s Point)	5.250		01/01/2052	11,858,391
					219,275,936
U.S. Possessions—12.6%
25,745,000	Northern Mariana Islands Commonwealth, Series B	5.000		10/01/2033	25,423,187
10,000	Puerto Rico Aqueduct & Sewer Authority, AGC	5.000		07/01/2025	10,253
19,468,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	20,344,060

59          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$8,130,000	Puerto Rico Aqueduct & Sewer Authority	5.250%		07/01/2029	$8,556,825
10,000,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2042	10,500,000
250,000	Puerto Rico Aqueduct & Sewer Authority	5.500		07/01/2028	265,000
25,035,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	26,599,687
3,325,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	3,374,875
13,645,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	13,849,675
37,380,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	39,809,700
8,650,000	Puerto Rico Children’s Trust Fund (TASC)	5.375		05/15/2033	8,776,982
33,540,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	34,113,534
96,100,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	97,743,310
28,000,000	Puerto Rico Children’s Trust Fund (TASC)	6.749	[5]	05/15/2050	3,937,080
127,450,000	Puerto Rico Children’s Trust Fund (TASC)	9.377	[5]	05/15/2055	9,516,691
285,000	Puerto Rico Commonwealth GO, AGC[10]	1.040		07/01/2020	284,732
1,500,000	Puerto Rico Commonwealth GO3	5.000		07/01/2024	1,093,125
2,550,000	Puerto Rico Commonwealth GO3	5.000		07/01/2033	1,625,625
10,000	Puerto Rico Commonwealth GO, AGC	5.000		07/01/2034	10,188
1,660,000	Puerto Rico Commonwealth GO3	5.000		07/01/2034	1,209,725
6,765,000	Puerto Rico Commonwealth GO3	5.000		07/01/2041	4,261,950
450,000	Puerto Rico Commonwealth GO3	5.125		07/01/2031	329,062
2,000,000	Puerto Rico Commonwealth GO3	5.125		07/01/2037	1,275,000
5,000	Puerto Rico Commonwealth GO, AGC	5.250		07/01/2024	5,280
1,920,000	Puerto Rico Commonwealth GO3	5.250		07/01/2026	1,406,400
2,165,000	Puerto Rico Commonwealth GO3	5.250		07/01/2037	1,585,862
40,000	Puerto Rico Commonwealth GO3	5.500		07/01/2018	29,200
3,255,000	Puerto Rico Commonwealth GO3	5.500		07/01/2026	2,099,475
14,695,000	Puerto Rico Commonwealth GO3	5.500		07/01/2026	9,478,275
340,000	Puerto Rico Commonwealth GO3	5.500		07/01/2027	219,300
11,540,000	Puerto Rico Commonwealth GO3	5.750		07/01/2036	7,991,450
1,345,000	Puerto Rico Commonwealth GO, AGC	5.750		07/01/2037	1,387,610
3,000,000	Puerto Rico Commonwealth GO3	5.750		07/01/2038	2,145,000
65,250,000	Puerto Rico Commonwealth GO3	5.750		07/01/2041	45,185,625
2,625,000	Puerto Rico Commonwealth GO3	6.000		07/01/2035	1,817,812
9,265,000	Puerto Rico Commonwealth GO3	6.000		07/01/2039	6,624,475
12,250,000	Puerto Rico Commonwealth GO3	6.000		07/01/2039	8,973,125
14,550,000	Puerto Rico Commonwealth GO3	6.500		07/01/2037	10,730,625
13,000,000	Puerto Rico Commonwealth GO3	6.500		07/01/2040	9,035,000
480,000	Puerto Rico Electric Power Authority[3]	7.000		07/01/2040	395,400
9,080,000	Puerto Rico Electric Power Authority[3]	7.000		07/01/2043	7,479,650
160,000	Puerto Rico Electric Power Authority[3]	7.250		07/01/2030	132,800
3,100,000	Puerto Rico Electric Power Authority, Series A3	5.000		07/01/2029	2,480,000
11,925,000	Puerto Rico Electric Power Authority, Series A3	5.050		07/01/2042	9,540,000
1,501,705	Puerto Rico Electric Power Authority, Series A-4[3]	10.000		07/01/2019	1,285,835
40,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250		07/01/2021	32,100
40,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250		07/01/2022	32,100
10,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250		07/01/2023	8,025
4,570,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250		07/01/2026	3,667,425
2,600,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250		07/01/2028	2,086,500
445,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250		07/01/2029	357,113

60          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$95,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250%		07/01/2030	$76,238
1,501,705	Puerto Rico Electric Power Authority, Series B-4[3]	10.000		07/01/2019	1,285,835
310,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.000		07/01/2022	248,775
35,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.000		07/01/2024	28,088
285,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.000		07/01/2027	228,713
540,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.000		07/01/2028	433,350
2,570,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.250		07/01/2027	2,062,425
185,000	Puerto Rico Electric Power Authority, Series DDD[3]	5.000		07/01/2022	148,463
1,629,052	Puerto Rico Electric Power Authority, Series E-1[3]	10.000		01/01/2021	1,443,747
1,629,051	Puerto Rico Electric Power Authority, Series E-2[3]	10.000		07/01/2021	1,443,746
543,017	Puerto Rico Electric Power Authority, Series E-2[3]	10.000		01/01/2022	481,249
543,018	Puerto Rico Electric Power Authority, Series E-4[3]	10.000		07/01/2022	481,250
15,000	Puerto Rico Electric Power Authority, Series NN3	5.500		07/01/2020	12,037
170,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2017	134,938
20,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2018	15,875
5,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2020	4,000
55,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2021	44,000
210,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2022	168,000
15,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2024	12,000
895,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2026	716,000
1,990,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2027	1,592,000
3,680,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2032	2,944,000
390,000	Puerto Rico Electric Power Authority, Series UU3	1.159	[9]	07/01/2017	277,388
7,905,000	Puerto Rico Electric Power Authority, Series UU, AGC	5.000		07/01/2026	8,099,937
22,000,000	Puerto Rico Electric Power Authority, Series VV, NPFGC	5.250		07/01/2033	23,832,600
465,000	Puerto Rico Electric Power Authority, Series VV, NPFGC	5.250		07/01/2035	502,656
415,000	Puerto Rico Electric Power Authority, Series WW3	5.250		07/01/2033	333,038
85,000	Puerto Rico Electric Power Authority, Series WW3	5.375		07/01/2022	68,213
390,000	Puerto Rico Electric Power Authority, Series WW3	5.375		07/01/2024	312,975
60,000	Puerto Rico Electric Power Authority, Series WW3	5.500		07/01/2021	48,150
605,000	Puerto Rico Electric Power Authority, Series WW3	5.500		07/01/2038	485,513
10,000	Puerto Rico Electric Power Authority, Series XX3	5.250		07/01/2026	8,025
845,000	Puerto Rico Electric Power Authority, Series XX3	5.250		07/01/2027	678,113
2,660,000	Puerto Rico Electric Power Authority, Series XX3	5.250		07/01/2035	2,134,650
28,430,000	Puerto Rico Electric Power Authority, Series XX3	5.250		07/01/2040	22,815,075
18,575,000	Puerto Rico Electric Power Authority, Series XX3	5.750		07/01/2036	14,999,313
190,000	Puerto Rico Electric Power Authority, Series ZZ3	4.625		07/01/2025	151,525
820,000	Puerto Rico Electric Power Authority, Series ZZ3	5.000		07/01/2017	648,825
95,000	Puerto Rico Electric Power Authority, Series ZZ3	5.000		07/01/2021	76,238
850,000	Puerto Rico Electric Power Authority, Series ZZ3	5.000		07/01/2022	682,125
215,000	Puerto Rico Electric Power Authority, Series ZZ3	5.000		07/01/2024	172,538
10,000	Puerto Rico Electric Power Authority, Series ZZ3	5.000		07/01/2026	8,025
25,000	Puerto Rico Electric Power Authority, Series ZZ3	5.250		07/01/2021	20,063
50,000	Puerto Rico Electric Power Authority, Series ZZ3	5.250		07/01/2022	40,125
275,000	Puerto Rico Electric Power Authority, Series ZZ3	5.250		07/01/2025	220,688

61          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$1,135,000	Puerto Rico Electric Power Authority, Series ZZ3	5.250%	07/01/2026	$910,838
215,000	Puerto Rico Highway & Transportation Authority, AGC	5.000	07/01/2023	220,106
45,000	Puerto Rico Highway & Transportation Authority, AGC	5.000	07/01/2027	46,105
1,360,000	Puerto Rico Highway & Transportation Authority[3]	5.000	07/01/2028	1,173,000
2,175,000	Puerto Rico Highway & Transportation Authority[3]	5.000	07/01/2028	261,000
250,000	Puerto Rico Highway & Transportation Authority, NPFGC	5.000	07/01/2029	251,972
1,035,000	Puerto Rico Highway & Transportation Authority[3]	5.000	07/01/2035	892,687
80,000	Puerto Rico Highway & Transportation Authority, AGC	5.250	07/01/2033	89,651
165,000	Puerto Rico Highway & Transportation Authority, NPFGC	5.250	07/01/2033	178,744
60,000	Puerto Rico Highway & Transportation Authority, AGC	5.250	07/01/2034	67,187
7,895,000	Puerto Rico Highway & Transportation Authority[3]	5.300	07/01/2035	6,809,437
25,000	Puerto Rico Highway & Transportation Authority, AGC	5.500	07/01/2023	27,147
5,000,000	Puerto Rico Highway & Transportation Authority[3]	5.500	07/01/2029	4,312,500
3,250,000	Puerto Rico Highway & Transportation Authority[3]	5.500	07/01/2030	2,803,125
350,000	Puerto Rico Highway & Transportation Authority, FGIC[11]	5.750	07/01/2021	289,625
9,000,000	Puerto Rico Highway & Transportation Authority, AGC	5.750	07/01/2022	9,320,130
605,000	Puerto Rico Highway & Transportation Authority, Series H3	5.450	07/01/2035	234,437
1,490,000	Puerto Rico Highway & Transportation Authority, Series L, NPFGC	5.250	07/01/2035	1,604,983
125,000	Puerto Rico Highway & Transportation Authority, Series L, AMBAC	5.250	07/01/2038	136,329
4,715,000	Puerto Rico Highway & Transportation Authority, Series M3	5.000	07/01/2046	1,827,062
5,000,000	Puerto Rico Infrastructure[3]	5.000	07/01/2031	1,187,500
3,000,000	Puerto Rico Infrastructure[3]	5.000	07/01/2037	712,500
7,300,000	Puerto Rico Infrastructure (Mepsi Campus)[3]	6.500	10/01/2037	1,478,250
25,000	Puerto Rico Infrastructure Financing Authority, AGC	5.000	07/01/2041	25,340
5,600,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	5,747,000
4,050,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)	6.000	07/01/2033	4,266,068
300,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2020	296,250
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2021	98,500
3,870,000	Puerto Rico Public Buildings Authority[3]	5.000	07/01/2032	3,221,775
150,000	Puerto Rico Public Buildings Authority[3]	5.000	07/01/2037	124,875
100,000	Puerto Rico Public Buildings Authority[3]	5.250	07/01/2023	71,625
73,395,000	Puerto Rico Public Buildings Authority[3]	5.250	07/01/2042	52,569,169
383,024	Puerto Rico Public Buildings Authority, AMBAC	5.500	07/01/2021	396,506

62          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$260,000	Puerto Rico Public Buildings Authority[3]	5.500%		07/01/2023	$213,200
200,000	Puerto Rico Public Buildings Authority[3]	5.500		07/01/2037	167,000
5,860,000	Puerto Rico Public Buildings Authority[3]	5.625		07/01/2039	4,929,725
12,845,000	Puerto Rico Public Buildings Authority[3]	5.750		07/01/2022	10,677,406
7,000,000	Puerto Rico Public Buildings Authority[3]	5.875		07/01/2039	5,845,000
8,825,000	Puerto Rico Public Buildings Authority[3]	6.000		07/01/2041	7,457,125
12,000,000	Puerto Rico Public Buildings Authority[3]	6.125		07/01/2023	10,275,000
5,100,000	Puerto Rico Public Buildings Authority[3]	6.250		07/01/2026	4,290,375
4,980,000	Puerto Rico Public Buildings Authority[3]	6.750		07/01/2036	4,301,475
1,515,000	Puerto Rico Public Buildings Authority, Series D3	5.250		07/01/2036	1,263,131
49,020,000	Puerto Rico Public Finance Corp., Series B3	5.500		08/01/2031	2,941,200
9,944,256	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.242	[5]	08/01/2043	7,234,446
11,108,275	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.252	[5]	08/01/2042	8,081,270
4,359,223	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.264	[5]	08/01/2041	3,171,335
3,274,529	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.330	[5]	08/01/2043	450,248
3,657,898	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.344	[5]	08/01/2042	502,961
1,435,428	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.359	[5]	08/01/2041	197,371
6,929,000	Puerto Rico Sales Tax Financing Corp., Series A	4.839	[5]	07/01/2031	4,697,446
7,799,000	Puerto Rico Sales Tax Financing Corp., Series A	5.090	[5]	07/01/2033	4,823,993
2,886,000	Puerto Rico Sales Tax Financing Corp., Series A-1	3.973	[5]	07/01/2024	2,518,064
5,519,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.259	[5]	07/01/2027	4,367,130
11,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.500		07/01/2034	11,775
2,892,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.550		07/01/2040	2,985,093
11,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.560	[5]	07/01/2029	8,091
31,297,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.750		07/01/2053	32,167,370
56,654,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.000		07/01/2058	59,212,495
150,103,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.760	[5]	07/01/2046	40,308,660
111,236,000	Puerto Rico Sales Tax Financing Corp., Series A-1	6.011	[5]	07/01/2051	21,617,604
51,599,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.329		07/01/2040	52,566,481
876,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.536		07/01/2053	890,209
14,781,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.784		07/01/2058	15,205,954
50,000	University of Puerto Rico, Series P	5.000		06/01/2021	50,125
100,000	University of Puerto Rico, Series P	5.000		06/01/2022	100,125
5,260,000	University of Puerto Rico, Series P	5.000		06/01/2030	5,233,700
1,025,000	University of Puerto Rico, Series Q	5.000		06/01/2036	1,019,869
					961,176,130
Total Municipal Bonds and Notes (Cost $8,123,506,070)					8,315,717,686
Corporate Bonds and Notes—0.0%
678,688	Texas Pellets Inc / German Pellets Texas LLC[4,12] (Acquisition 06/15/16, Cost $678,688)	8.000		03/29/2020	678,688

63          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Corporate Bonds and Notes (Continued)
$711,565	Texas Pellets Inc / German Pellets Texas LLC[4,12] (Acquisition 04/24/17, Cost $711,565)	8.000%		03/29/2020	$711,565
Total Corporate Bonds and Notes (Cost $1,390,253)					1,390,253
Corporate Loans—0.0%
7,000,000	Aspen Power Senior Secured Bridge Promissory Note[3,4,12]	9.000	[9]	11/15/2019	520,727
3,500,000	Aspen Power Senior Secured Bridge Promissory Note[3,4,12]	9.000	[9]	11/15/2019	260,364
6,000,000	Aspen Power Senior Secured Bridge Promissory Note[3,4,12]	9.000	[9]	11/15/2019	446,338
2,750,000	Aspen Power Senior Secured Bridge Promissory Note[3,4,12]	9.000	[9]	11/15/2019	204,571
Total Corporate Loans (Cost $19,250,000)					1,432,000

Shares
Common Stocks—0.0%
7,679	Delta Air Lines, Inc.[12]				444,307
2,919	General Motors Co.[12]				108,266
Total Common Stocks (Cost $54,137)					552,573
Total Investments, at Value (Cost $8,144,200,460)—109.0%					8,319,092,512
Net Other Assets (Liabilities)—(9.0)					(685,131,788)
Net Assets—100.0%					$7,633,960,724

Footnotes to Schedule of Investments

1. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

2. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

3. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

4. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Notes.

5. Zero coupon bond reflects effective yield on the original acquisition date.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

7. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

8. Interest or dividend is paid-in-kind, when applicable.

9. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

10. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

11. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

64          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

12. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:
AAC	Auto Aerated Concrete
AAD	AHFO-Arbors at Denton
AAHI	AHFO-Arbors at Huntsville I
AAHII	AHFO-Arbors at Huntsville II
AE	American Eagle
AGC	Assured Guaranty Corp.
AHFP	Atlantic Housing Foundation Properties
AMBAC	AMBAC Indemnity Corp.
AMG	Aurora Medical Group
APH	AHFO-Palm House
ASchH	Advantage School of Hillsborough
ASU	Arizona State University
AWHC	AHFO-Windover Health Club
BethH	Bethesda Hospital
BHI	Baptist Homes of Indiana
BHlth	Bethesda Health
BHM	Baptist Hospital of Miami
BHSF	Baptist Health South Florida
BOS	Baptist Outpatient Services
BVHF	Blanchard Valley Health Foundation
BVRHC	Blanchard Valley Regional Health Care
CAA	Cooks Avenue Affordable
CAM&S	Channelside Academy of Math & Science
CAMS	Channelside Academy Middle School
CDA	Communities Devel. Authority
CDHA	Central Dupage Hospital Association
CDHS	Central Dupage Health System
CHCC	Community Hospitals of Central California
CHF	City Hospital Foundation
CHSTX	Children’s Health System of Texas
CMCD	Children’s Medical Center of Dallas
CMCtrF	Children’s Medical Center Foundation
COFINA	Corporación del Fondo de Interés Apremiante
COHF	Collegiate Housing Foundation
COHS	Community Health Service
COP	Certificates of Participation
CVHC	Conneaut Valley Health Center
DA	Dormitory Authority
DHSEP	Dogwoood Housing Southeast Portfolio
DrsH	Doctors Hospital
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
EFC	Environmental Facilities Corp.
ELGS	Evangelical Lutheran Good Samaritan
ELGSF	Evangelical Lutheran Good Samaritan Foundation
ELGSS	Evangelical Lutheran Good Samaritan Society

65          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
FCHMC	Fresno Community Hospital & Medical Center
FCIM	French Creek Internal Medicine
FGIC	Financial Guaranty Insurance Co.
FHlth	Fishermen’s Health
GO	General Obligation
GSSH	Good Samaritan Society HCBS
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HA	Heatherwood Affordable
HAA	Hidden Acres Affordable
HCA	Hickory Creek Affordable
HCCO	Homecare Connections
HCrawC	Hospice of Crawford County
HDA	Hospital Devel. Authority
HDC	Housing Devel. Corp.
HE&HFB	Higher Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HFHS	Henry Ford Health System
HFMHCT	Henry Ford Macomb Hospital Corp.-Clinton Township
HFWH	Henry Ford Wyandotte Hospital
HHI	Homestead Hospital
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
IAS	Independence Academy of Schools
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KGC	Kuakini Geriatric Care
KHS	Kuakini Health System
KMC	Kuakini Medical Center
KSS	Kuakini Support Services
L.I.	Long Island
LV	Lakeview Affordable
M-WHOUPMC	Magee-Womens Hospital of UPMC
MarH	Mariners Hospital
MMedC	Meadville Medical Center
MMedCF	Meadville Medical Center Foundation
MPS	Meadville Physician Services
MRC	Methodist Retirement Communities
MTA	Metropolitan Transportation Authority
MwA	Mary Washington Hospital
NCCD	National Campus and Community Development
NCCU	North Carolina Central University
NMA	New Main Affordable
NPFGC	National Public Finance Guarantee Corp.

66          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
NTE	North Tarrant Express
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PHS	Pinnacle Health System
PV-ERU	Park Valley-Equivalent Residentail Unit
RBM	Rocketship Brilliant Minds
RDP	Rocketship Discovery Prep
RE	Rocketship Education
Res Rec	Resource Recovery Facility
REW	Rocketship Education Wisconsin
RLSA	Rocketship Los Suenos Academy
RMS	Rocketship Mateo Sheedy
RNNE	Rocketship Nashville Northeast Elementary
RRCP	Rocketship Redwood City Prep
RSA	Rocketship Spark Academy
RSCP	Rocketship Southside Community Prep
RSSPA	Rocketship Si Se Puede Academy
SMH	South Miami Hospital
TAH	Titusville Area Hospital
TAHC	Titusville Area Health Center
TAHCF	Titusville Area Health Foundation
TAHS	Titusville Area Health Service
TASC	Tobacco Settlement Asset-Backed Bonds
UDC	Urban Development Corporation
UMEP	UME Preparatory Academy
UPMC	University of Pittsburgh Medical Center
UPMC-P	UPMC Passavant
UPMC-PS	UPMC Presbyterian Shadyside
UPMC-SM	UPMC St. Margaret
VOA	Volunteers of America
WA	Westlake Affordable
WAFMH	W A Foote Memorial Hospital
WHA	Weeden Heights Affordable
WKBP	West Kendall Baptist Hospital

See accompanying Notes to Financial Statements.

67          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS July 31, 2019

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—110.2%
Alabama—4.7%
$5,000,000	AL Economic Settlement Authority (BP Exploration & Production)[1]	4.000%		09/15/2033	$5,438,700
2,710,000	AL Port Authority (Alabama Docks Dept.)[1]	5.000		10/01/2028	3,282,786
2,380,000	AL Port Authority (Alabama Docks Dept.)[1]	5.000		10/01/2029	2,866,377
1,700,000	Birmingham, AL GO Warrants[1]	5.000		12/01/2036	2,067,795
1,535,000	Birmingham, AL GO Warrants[1]	5.000		12/01/2037	1,859,284
1,575,000	Birmingham, AL GO Warrants[1]	5.000		12/01/2038	1,901,056
5,190,000	Birmingham, AL GO Warrants[1]	5.000		12/01/2043	6,194,732
3,140,000	Birmingham-Jefferson, AL Civic Center Authority[1]	4.000		07/01/2043	3,360,428
1,365,000	Birmingham-Jefferson, AL Civic Center Authority[1]	5.000		05/01/2035	1,640,361
1,170,000	Birmingham-Jefferson, AL Civic Center Authority[1]	5.000		05/01/2036	1,401,309
12,870,000	Birmingham-Jefferson, AL Civic Center Authority[2]	5.000		05/01/2048	15,036,030
18,120,000	Birmingham-Jefferson, AL Civic Center Authority[2]	5.000		07/01/2048	21,218,067
10,500,000	Birmingham-Jefferson, AL Civic Center Authority[1]	5.000		07/01/2048	12,314,505
4,500,000	Homewood, AL Educational Building Authority (Samford University)[1]	5.000		12/01/2047	5,188,590
21,895,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2039	20,862,213
20,045,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2046	19,212,531
30,000,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2046	28,471,500
17,500,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2050	16,733,150
44,050,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2050	41,706,100
5,000,000	Jefferson County, AL Sewer[1]	5.500		10/01/2053	5,731,100
51,500,000	Jefferson County, AL Sewer[1]	6.500		10/01/2053	61,732,535
25,000,000	Jefferson County, AL Sewer[1]	7.000		10/01/2051	30,502,750
8,000,000	Lower AL Gas District[1]	5.000		09/01/2046	10,895,040
500,000	Mobile, AL Improvement District (McGowin Park)[1]	5.250		08/01/2030	522,600
1,300,000	Mobile, AL Improvement District (McGowin Park)[1]	5.500		08/01/2035	1,357,148
15,365,000	Tuscaloosa County, AL IDA (Hunt Refining)	5.250		05/01/2044	17,072,205
					338,568,892
Alaska—0.3%
1,650,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[4,5]	5.875		12/01/2027	82,500
500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[4,5]	6.000		12/01/2036	25,000
1,755,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2030	2,084,414
1,365,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2031	1,613,717
1,960,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2032	2,310,134
2,055,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2033	2,414,933
10,350,000	Koyukuk, AK (Tanana Chiefs Conference Health Care Facility)[1]	7.750		10/01/2041	10,460,745
					18,991,443
Arizona—2.1%
1,165,000	AZ IDA (Academies of Mathematics & Science)[1]	5.500		07/01/2038	1,262,895
2,250,000	AZ IDA (Academies of Mathematics & Science)[1]	5.625		07/01/2048	2,425,612
3,500,000	AZ IDA (Academies of Mathematics & Science)[1]	5.750		07/01/2053	3,782,205
2,515,000	AZ IDA (Accel Schools)[1]	5.125		08/01/2038	2,670,377

68          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Arizona (Continued)
$3,945,000	AZ IDA (Accel Schools)[1]	5.250%	08/01/2048	$4,170,891
580,000	AZ IDA (Franklin Phonetic Charter School)[1]	5.500	07/01/2037	599,500
680,000	AZ IDA (Franklin Phonetic Charter School)[1]	5.750	07/01/2047	706,214
645,000	AZ IDA (Franklin Phonetic Charter School)[1]	5.875	07/01/2052	670,800
1,415,000	AZ IDA (Mater Academy of Nevada)[1]	5.250	12/15/2038	1,523,120
2,260,000	AZ IDA (Mater Academy of Nevada)[1]	5.500	12/15/2048	2,436,958
2,250,000	AZ IDA (Provident Group-NCCU Properties)[1]	5.000	06/01/2049	2,635,740
3,250,000	AZ IDA (Provident Group-NCCU Properties)[1]	5.000	06/01/2054	3,770,520
1,930,000	AZ IDA (Provident Group-NCCU Properties)[1]	5.000	06/01/2058	2,224,962
3,399,000	Buckeye, AZ Watson Road Community Facilities District	6.000	07/01/2030	3,390,751
450,000	Cadence, AZ Community Facilities District[1]	4.500	07/01/2043	454,764
3,180,000	East San Luis, AZ Community Facilities District Special Assessment (Area One)[4,5]	6.375	01/01/2028	1,749,000
140,000	East San Luis, AZ Community Facilities District Special Assessment (Area Two)[4,5]	8.500	01/01/2028	91,000
3,100,000	Glendale, AZ IDA (Beatitudes Campus)[1]	5.000	11/15/2045	3,305,282
500,000	La Paz County, AZ IDA (Harmony Public Schools)[1]	5.000	02/15/2038	574,565
1,200,000	La Paz County, AZ IDA (Harmony Public Schools)[1]	5.000	02/15/2048	1,354,344
7,225,000	Maricopa County, AZ IDA (Christian Care Surprise)	6.000	01/01/2048	7,580,976
220,000	Maricopa County, AZ IDA (Greathearts Arizona)[1]	5.000	07/01/2037	259,079
405,000	Maricopa County, AZ IDA (Greathearts Arizona)[1]	5.000	07/01/2048	469,840
1,870,000	Maricopa County, AZ IDA (Immanuel Campus Care)[4,5]	8.500	04/20/2041	1,290,300
265,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	5.250	07/01/2024	265,424
810,000	Merrill Ranch, AZ Community Facilities District No. 2[1]	5.250	07/15/2040	918,516
225,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.250	07/01/2024	225,360
551,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.300	07/01/2030	551,738
420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.300	07/15/2025	393,070
350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.350	07/15/2031	305,791
10,000,000	Phoenix, AZ Civic Improvement Corp. Airport[1]	5.000	07/01/2048	11,814,600
1,000,000	Phoenix, AZ IDA (Downtown Phoenix Student Hsg.)[1]	5.000	07/01/2042	1,146,980
1,625,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	1,625,894
4,135,000	Phoenix, AZ IDA (Freedom Academy)[1]	5.500	07/01/2046	4,490,651
2,855,000	Phoenix, AZ IDA (Gourmet Boutique West)[5]	5.875	11/01/2037	2,461,724
595,000	Phoenix, AZ IDA (Leman Academy of Excellence)[1]	5.000	07/01/2049	609,226
530,000	Phoenix, AZ IDA (Leman Academy of Excellence)[1]	5.000	07/01/2054	540,144
5,530,000	Phoenix, AZ IDA (Milestone Charter School)	6.500	11/01/2047	5,617,374
1,185,000	Phoenix, AZ IDA (Vista College Preparatory)[1]	5.000	07/01/2048	1,381,639

69          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Arizona (Continued)
$2,970,000	Pima County, AZ IDA (American Leadership Academy)[1]	5.000%		06/15/2052	$3,046,388
2,250,000	Pima County, AZ IDA (American Leadership Academy)[1]	5.625		06/15/2045	2,443,140
1,550,000	Pima County, AZ IDA (Christian Care Tucson)[1]	5.000		06/15/2037	1,778,005
2,830,000	Pima County, AZ IDA (Christian Care Tucson)[1]	5.000		12/15/2047	3,209,616
2,400,000	Pima County, AZ IDA (Excalibur Charter School)[1]	5.500		09/01/2046	2,492,448
2,955,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)	8.125		07/01/2041	2,954,675
3,315,000	Pima County, AZ IDA (P.L.C. Charter Schools)[1]	6.000		12/01/2036	3,564,487
6,310,000	Pima County, AZ IDA (P.L.C. Charter Schools)[1]	6.000		12/01/2046	6,716,679
5,730,000	Pima County, AZ IDA (P.L.C. Charter Schools)[1]	7.500		04/01/2041	6,670,236
650,000	Pima County, AZ IDA (Paideia Academies)[1]	5.125		07/01/2039	650,793
810,000	Pima County, AZ IDA (Paideia Academies)[1]	5.250		07/01/2049	812,001
1,025,000	Pima County, AZ IDA (Paideia Academies)[1]	6.000		07/01/2035	1,081,160
3,310,000	Pima County, AZ IDA (Paideia Academies)[1]	6.125		07/01/2045	3,486,324
500,000	Pinal County, AZ IDA (San Manuel Facility)[1]	6.250		06/01/2026	524,430
20,000,000	Pinal County, AZ IDA (WOF SW GGP 1)	7.250		10/01/2033	21,931,800
1,022,000	Prescott Valley, AZ Southside Community Facilities District No. 1	7.250		07/01/2032	620,865
220,000	Show Low Bluff, AZ Community Facilities District	5.600		07/01/2031	204,950
1,010,000	Tempe, AZ IDA (Mirabella at ASU)[1]	6.000		10/01/2037	1,157,016
2,360,000	Tempe, AZ IDA (Mirabella at ASU)[1]	6.125		10/01/2052	2,671,095
695,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.000		12/01/2032	735,122
1,550,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.250		12/01/2042	1,641,651
675,000	Verrado, AZ Community Facilities District No. 1[1]	5.700		07/15/2029	716,810
1,800,000	Verrado, AZ Community Facilities District No. 1[1]	6.000		07/15/2027	1,939,932
610,000	Verrado, AZ Community Facilities District No. 1[1]	6.000		07/15/2033	648,906
					153,446,355
Arkansas—0.0%
5,045,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[4,5]	6.250		02/01/2038	3,682,850
California—13.2%
7,300,000	Alameda, CA Corridor Transportation Authority[1]	5.000		10/01/2034	8,675,977
750,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.625		01/01/2040	770,460
50,000	Beaumont, CA Financing Authority, Series C1	5.000		09/01/2022	50,083
175,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	6.200		05/01/2031	175,194
5,500,000	Brea, CA Community Facilities District (Brea Plaza Area)[1]	7.375		09/01/2039	5,527,005
127,310,000	CA County Tobacco Securitization Agency	5.307	[6]	06/01/2046	22,886,519
107,400,000	CA County Tobacco Securitization Agency	5.502	[6]	06/01/2050	11,671,158
212,950,000	CA County Tobacco Securitization Agency	6.341	[6]	06/01/2055	11,756,969
33,920,000	CA County Tobacco Securitization Agency	6.647	[6]	06/01/2046	5,438,733
215,100,000	CA County Tobacco Securitization Agency	6.998	[6]	06/01/2055	13,676,058
6,620,000	CA County Tobacco Securitization Agency	8.145	[6]	06/01/2033	3,016,602
7,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	6,999,860

70          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$520,920,000	CA County Tobacco Securitization Agency (TASC)	5.559%[6]		06/01/2050	$79,054,819
18,500,000	CA County Tobacco Securitization Agency (TASC)[1]	5.650	[3]	06/01/2041	18,649,480
18,030,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700	[3]	06/01/2046	18,166,667
2,775,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	2,803,804
7,145,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	7,248,245
19,120,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	19,308,332
5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2038	5,000,700
9,125,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	9,569,753
16,780,000	CA GO1	4.000		11/01/2033	19,268,977
24,160,000	CA GO1	4.000		11/01/2034	27,597,002
20,000,000	CA GO1	4.000		11/01/2035	22,734,000
3,740,000	CA GO1	5.000		08/01/2030	4,705,930
2,160,000	CA GO1	5.000		09/01/2031	2,647,620
3,200,000	CA GO1	5.000		04/01/2049	3,931,808
555,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000		06/01/2029	657,003
25,350,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.300	[3]	06/01/2037	26,144,723
1,835,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)[1]	6.250		07/15/2050	1,900,803
10,000,000	CA Infrastructure and Economic Devel. (SanfordConsortium)[2]	5.000		05/15/2040	10,322,600
31,530,000	CA Infrastructure and Economic Devel. (University of California)[2]	5.000		05/15/2052	37,517,066
4,500,000	CA Morongo Band of Mission Indians[1]	5.000		10/01/2042	5,058,855
5,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[1]	5.000		02/01/2047	5,718,400
750,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	8.500		11/01/2039	763,717
10,800,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)[1]	5.000		12/31/2043	12,671,748
2,750,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)[1]	5.000		12/31/2047	3,212,357
2,575,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)	5.000		06/01/2048	3,003,351
3,000,000	CA Pollution Control Financing Authority (Aemerge Redpak Services Southern CA)[4]	8.000		12/01/2027	1,950,000
6,075,000	CA Pollution Control Financing Authority (Calplant I)	7.500		07/01/2032	6,375,530
14,995,000	CA Pollution Control Financing Authority (Calplant I)	8.000		07/01/2039	16,319,958
5,945,000	CA School Finance Authority Charter School (Grimmway Schools)[1]	5.250		07/01/2051	6,479,693
385,000	CA School Finance Authority Charter School (Kepler Neighborhood School)	5.000		05/01/2027	380,592
900,000	CA School Finance Authority Charter School (Kepler Neighborhood School)	5.750		05/01/2037	903,816
1,230,000	CA School Finance Authority Charter School (Kepler Neighborhood School)	5.875		05/01/2047	1,234,797

71          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$595,000	CA School Finance Authority Charter School (RE/REW/RLSA/RDP/RRCP/RSCP/ RNNE/RMS/RSSPA/ RBM/RSA Obligated Group)	5.125%		06/01/2047	$636,466
665,000	CA School Finance Authority Charter School (RE/REW/RLSA/RDP/RRCP/RSCP/ RNNE/RMS/RSSPA/RBM/RSA Obligated Group)	5.250		06/01/2052	712,168
4,330,000	CA School Finance Authority School Facility (Escuela Popular Del Pueblo)	6.500		07/01/2050	4,478,303
61,600,000	CA Silicon Valley Tobacco Securitization Authority	8.146	[6]	06/01/2056	5,380,144
58,990,000	CA Silicon Valley Tobacco Securitization Authority	8.898	[6]	06/01/2047	11,853,451
60,785,000	CA Silicon Valley Tobacco Securitization Authority	8.995	[6]	06/01/2036	23,895,191
13,505,000	CA Silicon Valley Tobacco Securitization Authority	8.998	[6]	06/01/2047	2,468,849
25,920,000	CA State University[1]	5.000		11/01/2047	30,863,722
10,000	CA Statewide CDA (Escrow Term)[1]	6.750		09/01/2037	10,014
4,020,000	CA Statewide CDA (Guidance Charter School)[4,5]	6.500		07/01/2037	1,567,800
14,690,000	CA Statewide CDA (Guidance Charter School)[4,5]	6.750		07/01/2052	5,729,100
1,450,000	CA Statewide CDA (NCCD-Hooper Street - College of the Arts)[1]	5.250		07/01/2052	1,641,487
7,645,000	CA Statewide CDA (Yucaipa Valley Water Reservoir)[7]	6.000		09/02/2044	7,810,285
4,515,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	4,547,192
1,120,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	1,126,754
100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	100,603
2,500,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)[1]	7.250		08/01/2033	2,751,575
1,440,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[1]	6.625		09/01/2039	1,446,494
1,215,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation[1]	5.000		09/01/2030	1,498,921
18,275,000	Fremont, CA Union High School District[2]	4.000		08/01/2043	19,346,025
7,780,000	Fresno, CA Unified School District	4.319	[6]	08/01/2042	3,498,822
4,320,000	Garden Grove, CA Unified School District[1]	4.000		08/01/2045	4,741,200
8,915,000	Garden Grove, CA Unified School District[1]	4.000		08/01/2047	9,747,126
9,625,000	Garden Grove, CA Unified School District[1]	4.000		08/01/2048	10,514,543
1,175,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[1]	7.000		09/01/2033	1,178,854
4,000,000	Long Beach, CA Harbor Revenue[1]	5.000		05/15/2043	4,706,600
13,345,000	Los Angeles County, CA Facilities (Vermont Corridor County Administration Building)[1]	5.000		12/01/2043	16,107,548
7,875,000	Los Angeles County, CA Facilities (Vermont Corridor County Administration Building)[1]	5.000		12/01/2051	9,422,910
1,625,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)[1]	5.750		09/01/2040	1,644,971
1,500,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.000		05/15/2033	1,777,530

72          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.000%		05/15/2035	$1,219,160
1,385,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.000		05/15/2036	1,682,858
25,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.000		05/15/2043	30,268,313
55,750,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.000		05/15/2044	65,923,691
10,000,000	Los Angeles, CA Dept. of Water & Power[1]	5.000		07/01/2047	11,850,400
20,000,000	Los Angeles, CA Dept. of Water & Power[1]	5.250		07/01/2049	24,993,000
6,580,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)[1,7]	9.250		08/01/2024	6,627,837
255,000	Maywood, CA Public Financing Authority[1]	7.000		09/01/2038	255,421
10,200,000	Northern CA Tobacco Securitization Authority (TASC)[1]	5.375		06/01/2038	10,244,880
45,000	Placer County, CA Improvement Bond Act 1915[1]	6.500		09/02/2030	45,042
3,975,000	Rialto, CA Redevel. Agency (Merged Project Area)[1]	5.000		09/01/2037	4,854,230
1,750,000	Riverside County, CA Redevel. Agency[1]	7.125		10/01/2042	1,978,848
27,015,000	Riverside County, CA Transportation Commission[2]	4.000		06/01/2036	30,417,561
10,000,000	Sacramento, CA Convention Center Complex[1]	5.000		06/01/2048	11,930,300
2,000,000	San Buenaventura, CA Community Memorial Health Systems[1]	8.000		12/01/2031	2,258,820
10,000,000	San Francisco, CA City & County Airports Commission[1]	5.000		05/01/2044	12,031,600
4,700,000	San Francisco, CA City & County Airports Commission[1]	5.000		05/01/2048	5,543,462
13,000,000	San Francisco, CA City & County Airports Commission[1]	5.000		05/01/2049	15,518,100
750,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750		08/01/2041	815,108
1,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000		08/01/2041	1,089,890
15,920,000	Santa Clara County, CA GO2	4.000		08/01/2040	16,823,261
6,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750		06/01/2026	6,528,240
12,115,000	Stockton, CA Unified School District	5.918	[6]	08/01/2038	6,812,386
14,735,000	Stockton, CA Unified School District	5.948	[6]	08/01/2041	7,379,141
17,145,000	Stockton, CA Unified School District	5.948	[6]	08/01/2043	7,919,961
6,245,000	Stockton, CA Unified School District	5.997	[6]	08/01/2037	3,670,436
1,335,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	5.875		06/01/2035	1,366,292
1,425,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	6.000		06/01/2045	1,456,920

73          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$3,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.500%	09/01/2042	$3,952,200
				958,608,770
Colorado—4.1%
1,075,000	Amber Creek, CO Metropolitan District	5.125	12/01/2047	1,105,627
515,000	Amber Creek, CO Metropolitan District	7.750	12/15/2047	526,835
1,240,000	Arista, CO Metropolitan District	5.000	12/01/2038	1,297,189
3,500,000	Arista, CO Metropolitan District	5.125	12/01/2048	3,664,010
3,260,000	Banning Lewis Ranch, CO Metropolitan District No. 2	5.750	12/01/2048	3,402,169
2,195,000	Banning Lewis Ranch, CO Metropolitan District No. 2	5.750	12/01/2048	2,290,724
500,000	Banning Lewis Ranch, CO Metropolitan District No. 2	8.000	12/15/2048	519,660
3,100,000	Base Village, CO Metropolitan District No. 2[1]	5.750	12/01/2046	3,257,108
3,000,000	Berthoud-Heritage, CO Metropolitan District No. 1	5.625	12/01/2048	3,090,450
500,000	Blue Lake, CO Metropolitan District No. 2	8.000	12/15/2046	517,385
1,750,000	Blue Lake, CO Metropolitan District No. 3[1]	5.250	12/01/2048	1,792,630
551,000	BNC, CO Metropolitan District No. 1	7.375	12/15/2047	566,070
670,000	Brighton Crossing, CO Metropolitan District No. 4	7.000	12/15/2047	681,042
1,000,000	Bromley Park, CO Metropolitan District No. 2	6.375	12/15/2047	1,026,720
2,734,000	Buffalo Ridge, CO Metropolitan District	7.375	12/15/2047	2,816,539
1,345,000	Cherrylane, CO Metropolitan District[1]	5.250	12/01/2047	1,392,021
574,000	Cherrylane, CO Metropolitan District	7.375	12/15/2047	591,662
500,000	Clear Creek Station, CO Metropolitan District No. 2	7.375	12/15/2047	515,735
4,500,000	CO Canyons Metropolitan District No. 5	6.125	12/01/2047	4,655,520
2,000,000	CO Canyons Metropolitan District No. 6	6.125	12/01/2047	2,040,200
1,025,000	CO Country Club Highlands Metropolitan District[5,8]	7.250	12/01/2037	871,250
2,600,000	CO Elbert and Highway 86 Metropolitan District[1]	5.750	12/01/2046	2,832,726
4,475,000	CO Elbert and Highway 86 Metropolitan District[5,8]	7.500	12/01/2032	3,356,250
1,780,000	CO Fossil Ridge Metropolitan District No. 1[1]	7.250	12/01/2040	1,839,416
6,000,000	CO Health Facilities Authority (Ascension Health System Sunbelt)[1,7]	4.000	11/15/2043	6,632,220
1,100,000	CO Health Facilities Authority (Catholic Health Initiatives)[1]	5.000	09/01/2036	1,111,715
4,425,000	CO Health Facilities Authority (ELGS/ELGSS/ ELGSF/GSSH Obligated Group)[1]	5.000	06/01/2047	5,502,266
14,350,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System)[2]	5.000	01/01/2044	15,819,511
1,030,000	CO Health Facilities Authority Health & Residential Care Facilities (Volunteers of America)[1]	5.300	07/01/2037	1,030,371
1,040,000	CO International Center Metropolitan District No. 3	7.500	12/15/2038	1,066,177

74          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$1,919,000	CO Midcities Metropolitan District No. 2	7.750%		12/15/2046	$1,947,497
1,590,000	CO Potomac Farms Metropolitan District	7.250		12/01/2037	1,590,700
196,000	CO Potomac Farms Metropolitan District	7.625	[3]	12/01/2023	196,143
1,720,000	CO Sorrell Ranch Metropolitan District[4,5]	6.750		12/15/2036	481,600
569,000	CO Table Mountain Metropolitan District	7.750		12/15/2045	593,598
8,000,000	CO Talon Pointe Metropolitan District[4,5]	8.000		12/01/2039	960,000
500,000	Copperleaf, CO Metropolitan District No. 3	5.000		12/01/2037	519,190
700,000	Copperleaf, CO Metropolitan District No. 3	5.125		12/01/2047	724,213
506,000	Copperleaf, CO Metropolitan District No. 3	7.625		12/15/2047	519,966
3,415,000	Cundall Farms, CO Metropolitan District[1]	6.875		12/01/2044	3,474,728
750,000	Cundall Farms, CO Metropolitan District	7.375		12/15/2047	759,840
785,000	Cundall Farms, CO Metropolitan District[1]	7.750		12/15/2044	825,977
792,000	Cundall Farms, CO Metropolitan District	12.000		12/15/2049	799,659
34,120,000	Denver, CO City & County Airport[1]	5.000		12/01/2048	40,354,748
26,450,000	Denver, CO City & County Airport[1]	5.250		12/01/2048	31,847,916
1,250,000	Denver, CO Connection West Metropolitan District	5.375		08/01/2047	1,292,887
1,360,000	Denver, CO Gateway Center Metropolitan District	5.500		12/01/2038	1,434,474
2,130,000	Denver, CO Gateway Center Metropolitan District	5.625		12/01/2048	2,249,493
2,290,000	Denver, CO International Business Center Metropolitan District No. 1	6.000		12/01/2048	2,373,196
1,285,000	Dinosaur Ridge, CO Metropolitan District	5.000		06/01/2049	1,292,350
1,690,000	Dublin North, CO Metropolitan District No. 2[1]	5.125		12/01/2047	1,731,895
2,000,000	Erie Farm, CO Metropolitan District	5.500		12/01/2045	2,065,020
600,000	Erie Farm, CO Metropolitan District	7.750		12/15/2045	611,796
2,965,000	Flying Horse, CO Metropolitan District No. 3	6.000		12/01/2049	2,950,397
920,000	Godding Hollow, CO Metropolitan District	6.500		12/01/2034	956,809
2,065,000	Hawthorn, CO Metropolitan District No. 2[1]	6.375		12/01/2044	2,100,580
950,000	Hawthorn, CO Metropolitan District No. 2	7.750		12/15/2044	1,001,129
928,000	Hawthorn, CO Metropolitan District No. 2	10.000		12/15/2051	937,633
5,015,000	Hunting Hill, CO Metropolitan District	5.625		12/01/2048	5,234,707
775,000	Iliff Commons, CO Metropolitan District No. 3[1]	6.000		12/01/2046	800,094
2,235,000	Interpark, CO Metropolitan District	5.500		12/01/2048	2,280,728
1,365,000	Interquest South, CO Business Improvement District[1]	5.000		12/01/2047	1,387,864
1,619,000	Lewis Pointe, CO Metropolitan District	7.750		12/15/2047	1,631,288
500,000	Leyden Ranch, CO Metropolitan District	7.000		12/15/2047	518,185
1,195,000	Leyden Rock, CO Metropolitan District No. 10	7.250		12/15/2045	1,225,903
1,025,000	Leyden Rock, CO Metropolitan District No. 10	10.750		12/15/2049	1,033,846
1,140,000	Littleton Village, CO Metropolitan District No. 2	7.625		12/15/2028	1,172,102
8,065,000	Millers Landing, CO Business Improvement District	6.000		12/01/2048	8,280,416
2,185,000	Millers Landing, CO Business Improvement District	8.000		12/01/2048	2,228,176
1,000,000	Mountain Shadows, CO Metropolitan District[1]	5.000		12/01/2046	1,033,900
1,760,000	North Holly, CO Metropolitan District	5.500		12/01/2048	1,799,230
2,290,000	Powhaton Road, CO Metropolitan District No. 2	5.625		12/01/2048	2,370,379
2,290,000	Prairie Farm, CO Metropolitan District	5.250		12/01/2048	2,364,448
1,270,000	Prairie Farm, CO Metropolitan District	7.375		12/15/2048	1,301,483

75          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$2,595,000	Prairiestar, CO Metropolitan District No. 2	5.750%		12/01/2046	$2,730,070
12,585,000	PV-ERU Holding Trust, CO	7.957	[6]	2/14/2039	2,642,850
4,340,000	Rendezvous, CO Metropolitan District No. 4	5.625		12/01/2048	4,483,177
2,000,000	Ritoro, CO Metropolitan District	5.000		12/01/2049	2,022,336
1,200,000	Sheridan Station West, CO Metropolitan District	6.000		12/01/2047	1,221,984
2,815,000	South Aurora, CO Regional Improvement Authority	6.250		12/01/2057	2,928,332
1,000,000	South Timnath, CO Metropolitan District No. 1	5.500		12/01/2048	1,028,080
2,208,000	South Timnath, CO Metropolitan District No. 1	8.000		12/15/2048	2,262,979
810,000	Southglenn, CO Metropolitan District[1]	5.000		12/01/2036	842,181
2,000,000	Stone Creek, CO Metropolitan District	5.625		12/01/2047	2,054,780
600,000	Stone Creek, CO Metropolitan District	7.875		12/15/2047	618,882
680,000	Tabernash Meadows, CO Water & Sanitation District[1]	7.125		12/01/2034	701,148
7,550,000	Tailholt, CO Metropolitan District No. 3	6.000		12/01/2048	8,001,188
294,000	Tallyns Reach, CO Metropolitan District No. 3[1]	5.000		12/01/2033	312,416
1,220,000	Tallyns Reach, CO Metropolitan District No. 3	6.750		11/01/2038	1,242,350
749,000	Thompson Crossing, CO Metropolitan District No. 6[1]	6.000		12/01/2044	768,406
1,500,000	Timnath Ranch, CO Metropolitan District No. 4[1]	5.250		12/01/2037	1,540,260
1,900,000	Timnath Ranch, CO Metropolitan District No. 4[1]	5.375		12/01/2047	1,951,357
953,000	Timnath Ranch, CO Metropolitan District No. 4	7.750		12/15/2047	976,444
2,000,000	Trails at Crowfoot, CO Metropolitan District No. 3	5.000		12/01/2049	2,025,340
1,610,000	Two Bridges, CO Metropolitan District	5.625		08/01/2048	1,648,672
508,000	Two Bridges, CO Metropolitan District	7.875		08/01/2048	518,866
1,570,000	Village at Dry Creek, CO Metropolitan District No. 2[1]	4.375		12/01/2044	1,579,491
1,375,000	Village at Southgate, CO Metropolitan District	5.625		12/01/2048	1,409,292
1,645,000	Villas Eastlake Reservoir, CO Metropolitan District[1]	6.500		12/01/2046	1,736,495
1,300,000	Westcreek, CO Metropolitan District No. 2	5.375		12/01/2048	1,327,378
5,191,763	Woodmen Heights, CO Metropolitan District No. 1[1]	6.000		12/01/2041	5,264,344
27,590,594	Woodmen Heights, CO Metropolitan District No. 1	7.300	[3]	12/15/2041	23,890,143
1,245,000	York Street, CO Metropolitan District	6.250		12/01/2047	1,280,582
					296,077,204
Connecticut—0.6%
5,295,000	CT GO1	4.000		08/15/2031	5,931,089
4,500,000	CT GO1	5.000		09/15/2033	5,582,160
2,000,000	CT GO1	5.000		09/15/2034	2,470,660
2,500,000	CT GO1	5.000		09/15/2035	3,076,850
2,000,000	CT GO1	5.000		09/15/2037	2,443,780
2,500,000	CT H&EFA (Ascension Health Credit Group)[1]	5.000		11/15/2040	2,525,400
6,000,000	CT Special Tax (Transportation Infrastructure)[1]	5.000		08/01/2032	7,008,960
7,965,000	CT Special Tax (Transportation Infrastructure)[1]	5.000		08/01/2033	9,283,287
470,000	Georgetown, CT Special Taxing District[4,5]	5.125		10/01/2036	150,400
1,580,000	Hartford, CT GO1	5.000		10/01/2033	1,800,410

76          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Connecticut (Continued)
$13,082,023	Mashantucket Western Pequot Tribe CT4,9	6.050%		07/01/2031	$448,059
					40,721,055
Delaware—0.0%
1,100,000	Bridgeville, DE Special Obligation (Heritage Shores)[1]	5.450		07/01/2035	1,100,242
District of Columbia—3.8%
4,745,000	District of Columbia (Howard University)[1]	6.250		10/01/2032	5,145,905
5,255,000	District of Columbia (Howard University)[1]	6.250		10/01/2032	5,503,719
315,000	District of Columbia (Howard University)[1]	6.500		10/01/2041	342,853
19,295,000	District of Columbia (Howard University)[1]	6.500		10/01/2041	20,170,607
310,000	District of Columbia (Rocketship Public School)	5.300		06/01/2023	313,202
2,900,000	District of Columbia Center for Strategic & International Studies[1]	6.375		03/01/2031	3,124,257
2,000,000	District of Columbia Center for Strategic & International Studies[1]	6.625		03/01/2041	2,170,340
30,840,000	District of Columbia GO1	5.000		10/15/2044	37,714,236
32,955,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750		05/15/2040	34,110,732
1,275,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	5.912	[6]	06/15/2055	55,568,621
1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.211	[6]	06/15/2055	41,461,500
11,045,000	District of Columbia Water & Sewer Authority[1]	5.000		10/01/2049	13,230,695
11,530,000	Metropolitan Washington D.C. Airport Authority[2]	4.000		10/01/2035	12,644,879
6,375,000	Metropolitan Washington D.C. Airport Authority[1]	5.000		10/01/2034	7,815,176
11,000,000	Metropolitan Washington D.C. Airport Authority[1]	5.000		10/01/2037	13,338,380
20,000,000	Metropolitan Washington D.C. Airport Authority[1]	5.000		10/01/2044	24,224,400
1,810,000	Metropolitan Washington D.C. Airport Authority[1]	5.000		10/01/2048	2,150,642
					279,030,144
Florida—7.1%
750,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000		10/01/2032	853,665
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000		10/01/2042	1,133,730
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000		10/01/2046	1,130,530
3,035,000	Amelia Concourse, FL Community Devel. District	5.650		05/01/2049	3,159,314
4,655,000	Amelia Concourse, FL Community Devel. District[4,5]	5.750		05/01/2038	4,329,150
2,990,000	Amelia Concourse, FL Community Devel. District[1]	6.000		05/01/2047	3,062,208
1,415,000	Amelia Concourse, FL Community Devel. District	7.250		05/01/2029	1,464,723
4,315,000	Arlington Ridge, FL Community Devel. District[1]	5.500		05/01/2036	4,303,565
1,045,000	Avignon Villages, FL Community Devel. District[4,5]	5.300		05/01/2014	73,150
755,000	Avignon Villages, FL Community Devel. District[4,5]	5.400		05/01/2037	52,850

77          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$7,555,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)[1]	6.000%	10/01/2042	$8,075,842
5,845,000	Buckeye Park, FL Community Devel. District[4]	7.875	05/01/2038	2,513,350
765,000	Carlton Lakes, FL Community Devel. District Special Assessment[1,7]	5.625	11/01/2036	813,845
1,875,000	Carlton Lakes, FL Community Devel. District Special Assessment[1,7]	5.750	11/01/2047	2,004,881
17,885,000	CFM, FL Community Devel. District, Series A4,5	6.250	05/01/2035	11,982,950
7,075,000	Chapel Creek, FL Community Devel. District Special Assessment[4,5]	5.500	05/01/2038	6,367,500
13,074,058	Clearwater Cay, FL Community Devel. District[4,5]	5.500	05/01/2037	7,452,213
1,150,000	Collier County, FL IDA (Gulf Coast Charter Academy South)[1]	5.000	12/01/2037	1,198,438
1,875,000	Collier County, FL IDA (Gulf Coast Charter Academy South)[1]	5.000	12/01/2047	1,927,613
1,690,000	Creekside, FL Community Devel. District[4,5]	5.200	05/01/2038	760,500
815,000	Crosscreek, FL Community Devel. District	5.600	05/01/2037	793,484
20,000	Crosscreek, FL Community Devel. District[4]	5.600	05/01/2039	19,079
1,210,000	Crosscreek, FL Community Devel. District	6.750	11/30/2021	1,210,823
55,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.050	11/01/2039	55,108
3,230,000	FL Capital Trust Agency (AHFP/AAD/AAHI/APH/ AWHC/AAHII/AW Obligated Group)[1]	6.000	07/01/2042	3,283,037
1,025,000	FL Capital Trust Agency (Elim Senior Hsg.)	5.625	08/01/2037	1,070,233
3,850,000	FL Capital Trust Agency (Elim Senior Hsg.)	5.875	08/01/2052	4,023,404
850,000	FL Capital Trust Agency (Florida Charter Educational Foundation)	5.375	06/15/2038	943,882
1,590,000	FL Capital Trust Agency (Florida Charter Educational Foundation)	5.375	06/15/2048	1,735,676
1,545,000	FL Capital Trust Agency (IAS/ASchH/CAMS/ CAM&S Obligated Group)[1]	5.000	12/15/2049	1,672,602
1,085,000	FL Capital Trust Agency (IAS/ASchH/CAMS/ CAM&S Obligated Group)[1]	5.000	12/15/2054	1,167,764
3,735,000	FL Capital Trust Agency (Paragon Academy of Techonolgy/Sunshine Elementary Charter School Obligation Group)	5.750	06/01/2054	3,836,256
390,000	FL Capital Trust Agency (Paragon Academy of Techonolgy/Sunshine Elementary Charter School Obligation Group)	6.000	06/01/2028	398,451
1,100,000	FL Capital Trust Agency (Viera Charter School)[1]	5.000	10/15/2047	1,155,011
755,000	FL Capital Trust Agency (Viera Charter School)[1]	5.000	10/15/2052	787,442
3,725,000	FL Dept. of Transportation (Acquisition & Bridge Construction)[2]	4.000	07/01/2037	4,210,602
4,030,000	FL Dept. of Transportation (Acquisition & Bridge Construction)[2]	4.000	07/01/2038	4,541,848
4,195,000	FL Dept. of Transportation (Acquisition & Bridge Construction)[2]	4.000	07/01/2039	4,714,824
4,360,000	FL Dept. of Transportation (Acquisition & Bridge Construction)[2]	4.000	07/01/2040	4,887,309

78          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$6,045,000	FL Devel. Finance Corp. (Florida Charter Educational Foundation)[1]	5.000%		07/15/2046	$6,144,198
300,000	FL Devel. Finance Corp. (Learning Gate Community School)[1]	5.000		02/15/2038	327,339
985,000	FL Devel. Finance Corp. (Learning Gate Community School)[1]	5.000		02/15/2048	1,070,084
13,000,000	FL Devel. Finance Corp. (Virgin Trains USA Florida)	6.375	[10]	01/01/2049	12,434,630
17,000,000	FL Devel. Finance Corp. (Virgin Trains USA Florida)	6.500	[10]	01/01/2049	16,226,670
2,388,640	FL Lake Ashton II Community Devel. District[1]	5.375		05/01/2036	2,287,959
3,019,862	Glades, FL Correctional Devel. Corp.	0.000	[3]	03/01/2030	362,383
5,428,094	Glades, FL Correctional Devel. Corp.	7.000		03/01/2030	4,791,759
2,730,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District[1]	5.500		05/01/2038	2,562,733
1,555,000	Harbor Bay, FL Community Devel. District[1]	6.750		05/01/2034	1,562,309
325,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A	5.500		05/01/2036	325,020
13,120,000	Hillsborough County, FL Aviation Authority (Tampa International Airport)[1]	5.000		10/01/2043	15,629,331
1,500,000	Hillsborough County, FL Aviation Authority (Tampa International Airport)[1]	5.000		10/01/2048	1,770,270
4,775,000	Indigo, FL Community Devel. District[4,5]	5.750		05/01/2036	3,342,500
820,000	Lake County, FL Educational Facilities (Imagine South Lake Charter School)[1]	5.000		01/15/2049	871,512
635,000	Lake County, FL Educational Facilities (Imagine South Lake Charter School)[1]	5.000		01/15/2054	667,661
15,300,000	Lake County, FL Senior Living (Village Veranda at Lady Lake/VVLL Properties Obligated Group)	7.125		01/01/2052	15,681,888
1,685,000	Lake Helen, FL Educational Facilities (Ivy Hawn Charter School)	5.500		07/15/2048	1,766,857
1,830,000	Lake Helen, FL Educational Facilities (Ivy Hawn Charter School)	5.750		07/15/2053	1,934,804
16,715,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)[1]	5.400		05/01/2037	16,787,209
1,785,000	Lee County, FL IDA (VOA Lee County Health Care Facility)	5.750		12/01/2052	1,883,871
2,980,000	Legends Bay, FL Community Devel. District[1]	5.875		05/01/2038	2,982,026
5,000,000	Magnolia Creek, FL Community Devel. District[4,5]	5.600		05/01/2014	900,000
5,360,000	Magnolia Creek, FL Community Devel. District[4,5]	5.900		05/01/2039	964,800
190,000	Magnolia West, FL Community Devel. District Special Assessment[1]	5.350		05/01/2037	197,976
1,715,000	Miami, FL World Center Community Devel. District[1]	5.125		11/01/2039	1,855,493
2,570,000	Miami, FL World Center Community Devel. District[1]	5.250		11/01/2049	2,784,235
18,645,000	Miami-Dade County, FL Aviation[1]	5.000		10/01/2040	21,948,521
30,790,000	Miami-Dade County, FL Aviation[1]	5.000		10/01/2049	36,833,461
10,000	Miami-Dade County, FL School Board[1]	5.000		05/01/2032	11,670
2,460,000	Miami-Dade County, FL Seaport[1]	6.000		10/01/2042	2,828,262
11,000,000	Miami-Dade County, FL Transit System[2]	4.000		07/01/2045	12,013,293

79          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$5,310,385	Montecito, FL Community Devel. District[4,5]	5.100%		05/01/2013	$5,097,969
5,310,000	Montecito, FL Community Devel. District[4,5]	5.500		05/01/2037	5,097,600
9,515,000	Nassau County, FL (Nassau Care Centers)	6.900		01/01/2038	9,556,866
3,640,000	Naturewalk, FL Community Devel. District[4,5]	5.300		05/01/2016	2,875,600
4,345,000	Naturewalk, FL Community Devel. District[4,5]	5.500		05/01/2038	3,432,550
3,000,000	Palm Beach County, FL Health Facilities Authority (Sinai Residences Boca Raton)[1]	7.500		06/01/2049	3,384,480
11,270,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700		05/01/2037	11,272,141
1,850,000	Palm River, FL Community Devel. District[4,5]	5.150		05/01/2013	925,000
1,565,000	Palm River, FL Community Devel. District[4,5]	5.375		05/01/2036	782,500
5,097,649	Pine Ridge Plantation, FL Community Devel. District	5.400		05/01/2037	4,667,050
2,250,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)[1]	7.125		09/15/2041	2,514,510
1,750,000	Pinellas County, FL IDA (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding)[1,7]	5.000		07/01/2039	1,993,793
800,000	Polk County, FL IDA (Carpenter’s Home Estates)[1]	5.000		01/01/2055	888,341
5,000,000	Pompano Beach, FL GO1	4.000		07/01/2048	5,551,150
9,000,000	Portico, FL Community Devel. District	5.450		05/01/2037	8,734,950
5,905,000	Portofino Isles, FL Community Devel. District (Portofino Court)[4,5]	5.600		05/01/2036	2,480,100
2,470,000	Portofino Vista, FL Community Devel. District[4,5]	5.000		05/01/2013	1,235,000
3,420,000	Reunion East, FL Community Devel. District[4,5]	5.800		05/01/2036	34
1,410,000	Reunion East, FL Community Devel. District	6.600		05/01/2033	1,426,723
3,380,000	Reunion East, FL Community Devel. District	6.600		05/01/2036	3,420,087
1,425,000	Reunion East, FL Community Devel. District[4,5]	7.375		05/01/2033	14
135,000	Ridgewood Trails, FL Community Devel. District	5.650		05/01/2038	130,299
7,580,000	River Glen, FL Community Devel. District Special Assessment[4,5]	5.450		05/01/2038	4,548,000
140,928	Santa Rosa Bay, FL Bridge Authority	6.250		07/01/2028	141,306
1,895,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.500		07/01/2040	1,930,342
3,670,000	Seminole County, FL IDA (Progressive Health)[1]	7.500		03/01/2035	3,674,147
7,035,000	South Bay, FL Community Devel. District[1]	5.125		05/01/2020	7,037,251
5,110,000	South Bay, FL Community Devel. District[4,5]	5.950		05/01/2036	51
6,780,000	South Bay, FL Community Devel. District	5.950		05/01/2036	6,611,042
3,240,000	South Bay, FL Community Devel. District[4,5]	6.600	[3]	05/01/2025	1,631,534
8,750,000	South Bay, FL Community Devel. District[4,5]	6.600	[3]	05/01/2036	4,410,613
3,450,000	South Fork East, FL Community Devel. District[1]	6.500	[3]	05/01/2038	3,503,648
14,000,000	South Miami, FL Health Facilities Authority (BHSF/ BHM/HHI/SMH/MarH/DrsH/ WKBP/BOS/FHlth/ BHlth/BethH Obligated Group)[2]	4.000		08/15/2036	15,374,240
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	5.875		08/01/2040	3,661,350
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	6.000		08/01/2045	3,665,690
1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250		10/01/2041	837,750

80          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$610,000	Tern Bay, FL Community Devel. District	5.375%		05/01/2037	$610,165
12,705,000	Town Center, FL at Palm Coast Community Devel. District[1]	6.000		05/01/2036	12,757,726
4,950,000	Treeline, FL Preservation Community Devel. District[4,5]	6.800		05/01/2039	2,722,500
480,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	4.750		05/01/2026	479,419
1,080,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	5.250		05/01/2036	1,075,151
1,815,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	5.375		05/01/2046	1,800,843
2,470,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	5.375		05/01/2046	2,450,734
3,346,447	Waterford Estates, FL Community Devel. District Special Assessment[4,5]	5.125		05/01/2013	3,179,124
2,754,253	Waterford Estates, FL Community Devel. District Special Assessment[4,5]	5.500		05/01/2037	2,616,540
122,000	Waters Edge, FL Community Devel. District[1]	5.350		05/01/2039	122,023
2,455,000	Waters Edge, FL Community Devel. District[1]	6.600	[3]	05/01/2039	2,470,172
1,214,282	Waterstone, FL Community Devel. District	0.000	[3]	05/01/2037	952,252
8,231,933	Waterstone, FL Community Devel. District	5.020	[6]	11/01/2028	4,786,128
2,327,525	Waterstone, FL Community Devel. District[4,5]	5.500		05/01/2018	1,512,891
1,215,000	West Villages, FL Improvement District[4,5]	5.350		05/01/2015	972,000
18,150,000	West Villages, FL Improvement District[4,5]	5.800		05/01/2036	14,520,000
14,925,000	Westridge, FL Community Devel. District[4,5]	5.800		05/01/2037	11,193,750
1,475,000	Westside, FL Community Devel. District[4]	5.650		05/01/2037	1,351,557
4,490,000	Westside, FL Community Devel. District	5.650		05/01/2037	4,490,943
250,000	Westside, FL Community Devel. District[4,5]	5.650		05/01/2037	87,500
6,520,000	Westside, FL Community Devel. District	7.200		05/01/2038	6,520,587
500,000	Westside, FL Community Devel. District[4,5]	7.200		05/01/2038	175,000
705,000	Westside, FL Community Devel. District[4]	7.200		05/01/2038	644,807
7,420,000	Wyld Palms, FL Community Devel. District[4,5]	5.400		05/01/2015	2,300,200
4,340,000	Wyld Palms, FL Community Devel. District[4,5]	5.500		05/01/2038	1,345,400
3,786,132	Zephyr Ridge, FL Community Devel. District[4,5]	5.250		05/01/2013	3,180,351
2,634,476	Zephyr Ridge, FL Community Devel. District[4,5]	5.625		05/01/2037	2,212,959

					513,942,019
Georgia—1.6%
1,445,000	Cobb County, GA Devel. Authority (Provident Group-Creekside Properties)	6.000		07/01/2036	1,406,043
5,440,000	Cobb County, GA Devel. Authority (Provident Group-Creekside Properties)	6.000		07/01/2051	5,048,048
3,100,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)[1]	5.750		12/01/2033	3,191,326
17,030,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)[1]	6.250		12/01/2048	17,659,258
9,710,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)[1]	6.500		12/01/2053	10,157,048

81          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Georgia (Continued)
$6,850,000	Floyd County, GA Devel. Authority (Spires at Berry College)[1]	6.000%		12/01/2038	$7,063,172
1,315,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125		03/15/2031	1,318,906
3,400,000	GA Main Street Natural Gas[1]	5.000		05/15/2043	3,988,676
17,330,000	GA Main Street Natural Gas[1]	5.000		05/15/2049	23,444,197
9,100,000	GA Road & Tollway Authority (I-75 S Express Lanes)[1]	0.000	[3]	06/01/2049	6,852,027
2,250,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.246	[6]	06/01/2024	1,722,375
3,750,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.748	[6]	06/01/2034	1,483,425
1,720,000	Gainesville & Hall County, GA Devel. Authority Educational Facilities (Riverside Military Academy)[1]	5.000		03/01/2047	1,885,636
1,720,000	Gainesville & Hall County, GA Devel. Authority Educational Facilities (Riverside Military Academy)[1]	5.125		03/01/2052	1,887,838
9,000,000	Houston County, GA Healthcare System[1]	5.000		10/01/2031	9,922,950
6,375,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	5.500		12/01/2028	6,474,641
2,090,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	5.500	[10]	12/01/2053	2,148,081
2,635,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	6.125		12/01/2038	2,777,290
3,675,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	6.250		12/01/2048	3,868,232
3,090,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	6.375		12/01/2053	3,252,719

					115,551,888
Hawaii—0.4%
9,355,000	HI Airports System[1]	5.000		07/01/2043	11,120,663
15,450,000	HI Airports System[1]	5.000		07/01/2048	18,266,999
610,000	HI Dept. of Transportation (Continental Airlines)[1]	5.625		11/15/2027	618,625
1,105,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)[1]	6.300		07/01/2022	1,108,779

					31,115,066
Idaho—0.0%
960,000	ID Health Facilities Authority (Valley Vista Care Corp./Vista Community Hsg. Corp. Obligated Group)[1]	5.250		11/15/2047	1,011,312
100,000	ID Hsg. & Finance Assoc. (Compass Public Charter School)[1]	5.875		07/01/2022	101,038
370,000	ID Hsg. & Finance Assoc. (Compass Public Charter School)[1]	6.000		07/01/2039	428,016
1,135,000	ID Hsg. & Finance Assoc. (Compass Public Charter School)[1]	6.000		07/01/2054	1,286,454

82          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Idaho (Continued)
$92,400	Nampa, ID Local Improvement District No. 148[7]	6.625%	09/01/2030	$94,351

				2,921,171
Illinois—5.8%
3,000,000	Carol Stream, IL Park District[1]	5.000	01/01/2037	3,458,160
30,685,000	Caseyville, IL Tax (Forest Lakes)[4,5]	7.000	12/30/2022	306,850
7,555,000	Chicago, IL Board of Education[1]	5.000	04/01/2046	8,347,746
5,700,000	Chicago, IL Board of Education[1]	6.000	04/01/2046	6,700,578
1,850,000	Chicago, IL Board of Education (School Reform)[1]	5.000	12/01/2023	2,075,829
3,500,000	Chicago, IL Board of Education (School Reform)[1]	5.000	12/01/2024	4,012,400
2,500,000	Chicago, IL Board of Education (School Reform)[1]	5.000	12/01/2025	2,918,150
1,725,000	Chicago, IL Board of Education (School Reform)[1]	5.000	12/01/2026	2,045,505
2,100,000	Chicago, IL Board of Education (School Reform)[1]	5.000	12/01/2027	2,527,056
2,000,000	Chicago, IL Board of Education (School Reform)[1]	5.000	12/01/2029	2,422,760
1,250,000	Chicago, IL Board of Education (School Reform)[1]	5.000	12/01/2032	1,489,788
3,000,000	Chicago, IL Board of Education (School Reform)[1]	5.000	12/01/2035	3,534,900
1,500,000	Chicago, IL Board of Education (School Reform)[1]	6.500	12/01/2046	1,796,160
7,000,000	Chicago, IL Board of Education (School Reform)[1]	7.000	12/01/2044	8,421,350
3,580,000	Chicago, IL Metropolitan Water Reclamation[1]	5.000	12/01/2028	4,348,196
6,870,000	Chicago, IL Metropolitan Water Reclamation[1]	5.000	12/01/2044	7,685,126
3,000,000	Chicago, IL Midway Airport, Series A1	5.000	01/01/2033	3,369,960
30,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)[1]	6.125	02/20/2042	30,044
2,500,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2047	2,864,750
10,000,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2048	11,746,100
3,750,000	Chicago, IL O’Hare International Airport[1]	5.000	07/01/2048	4,327,650
5,000,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2052	5,705,500
16,890,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2053	20,281,681
2,755,000	Chicago, IL Waterworks[1]	5.250	11/01/2030	3,370,467
2,900,000	Chicago, IL Waterworks[1]	5.250	11/01/2031	3,517,004
2,135,000	Chicago, IL Waterworks[1]	5.250	11/01/2032	2,580,575
2,000,000	Chicago, IL Waterworks[1]	5.250	11/01/2033	2,408,060
2,885,000	Chicago, IL Waterworks[1]	5.250	11/01/2035	3,449,162
1,190,000	Cook County, IL School District No. 111 Burbank[1]	4.000	12/01/2033	1,292,114
1,000,000	Cook County, IL School District No. 111 Burbank[1]	4.000	12/01/2034	1,082,080
1,000,000	Cook County, IL School District No. 111 Burbank[1]	4.000	12/01/2035	1,078,760
10,032,000	Cortland, IL Special Tax (Sheaffer System)[4,5]	5.500	03/01/2017	2,006,400
900,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.625	03/01/2036	900,585
1,585,000	Franklin Park, IL GO1	6.250	07/01/2030	1,725,003
2,069,343	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375	03/01/2034	2,069,301
6,165,000	Harvey, IL GO4	5.500	12/01/2027	3,390,750
1,800,000	Harvey, IL GO4	5.625	12/01/2032	990,000
9,645,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)[1]	6.500	12/01/2037	9,656,381
1,000,000	IL Finance Authority (Admiral at the Lake)	5.125	05/15/2038	1,037,940
3,220,000	IL Finance Authority (Admiral at the Lake)	5.250	05/15/2042	3,355,433
2,825,000	IL Finance Authority (Admiral at the Lake)	5.250	05/15/2054	2,919,553

83          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Illinois (Continued)
$100,000	IL Finance Authority (Art Institute of Chicago)[1]	5.250%		03/01/2040	$102,229
12,500,000	IL Finance Authority (CDHS)[2]	5.500		11/01/2039	12,633,812
5,000,000	IL Finance Authority (CDHS/CDHA)[2]	5.375		11/01/2039	5,051,987
5,425,000	IL Finance Authority (DeKalb Supportive Living)[1]	6.100		12/01/2041	5,425,054
2,000,000	IL Finance Authority (Friendship Village Schaumburg)	5.000		02/15/2027	2,047,860
7,000,000	IL Finance Authority (Friendship Village Schaumburg)	5.000		02/15/2037	6,840,050
3,120,000	IL Finance Authority (Friendship Village Schaumburg)	5.125		02/15/2045	3,010,176
1,000,000	IL Finance Authority (Lake Forest College)[1]	6.000		10/01/2048	1,076,690
645,000	IL Finance Authority (Luther Oaks)[7]	6.000		08/15/2026	645,619
1,500,000	IL Finance Authority (Luther Oaks)	6.000		08/15/2039	1,500,810
105,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/ PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group)[1]	7.750		08/15/2034	105,248
11,050,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/ PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group)[1]	7.750		08/15/2034	11,076,078
575,000	IL Finance Authority (Rogers Park Montessori School)[1]	6.000		02/01/2034	630,079
1,310,000	IL Finance Authority (Rogers Park Montessori School)[1]	6.125		02/01/2045	1,422,974
575,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)[1]	5.000		08/01/2042	647,013
700,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)[1]	5.000		08/01/2047	785,414
11,745,000	IL Finance Authority (St. Anthony Lassing)[1]	6.500		12/01/2032	12,133,642
1,500,000	IL Finance Authority (The New Admiral at the Lake)[1]	8.000		05/15/2040	1,578,675
5,775,000	IL Finance Authority (The New Admiral at the Lake)[1]	8.000		05/15/2046	6,077,899
3,935,000	IL Finance Authority (Villa St. Benedict)[1]	6.125		11/15/2035	4,390,791
4,400,000	IL Finance Authority (Villa St. Benedict)[1]	6.375		11/15/2043	4,931,300
4,625,000	IL GO1	5.000		10/01/2028	5,372,585
3,000,000	IL GO1	5.000		10/01/2028	3,484,920
6,500,000	IL GO1	5.000		10/01/2029	7,503,080
5,000,000	IL GO1	5.000		10/01/2029	5,771,600
3,000,000	IL GO1	5.000		10/01/2030	3,439,320
10,000,000	IL GO1	5.000		10/01/2030	11,464,400
3,360,000	IL GO1	5.000		10/01/2033	3,802,109
5,000,000	IL GO1	5.500		01/01/2029	6,021,950
1,640,000	IL Hsg. Devel. Authority (Stonebridge Gurnee)	5.450		01/01/2046	1,590,816
1,775,000	IL Hsg. Devel. Authority (Stonebridge Gurnee)	5.600		01/01/2056	1,737,122
31,755,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.418	[6]	06/15/2047	11,452,758
6,450,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.509	[6]	06/15/2043	2,770,662

84          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Illinois (Continued)
$15,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.539%[6]		06/15/2046	$5,649,300
22,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.549	[6]	12/15/2056	5,277,580
10,225,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.609	[6]	06/15/2044	4,204,622
5,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.628	[6]	12/15/2041	2,278,750
15,580,000	IL Sales Tax[1]	4.000		06/15/2028	16,807,704
5,000,000	IL Sales Tax[1]	4.000		06/15/2029	5,366,000
10,625,000	IL Sales Tax[1]	4.000		06/15/2030	11,248,263
2,010,000	IL Sales Tax[1]	4.000		06/15/2031	2,135,786
5,820,000	IL Sales Tax[1]	4.000		06/15/2032	6,102,852
5,000,000	IL Sales Tax[1]	4.000		06/15/2032	5,243,000
12,830,000	IL Sales Tax Securitization Corp.[1]	5.000		01/01/2038	14,696,637
4,000,000	IL Sales Tax Securitization Corp.[1]	5.000		01/01/2048	4,520,600
1,778,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)[4,5]	5.750		03/01/2022	444,500
3,485,000	Plano, IL Special Service Area No. 5[4,5]	6.000		03/01/2036	2,613,750
5,280,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)[5,7]	6.375		08/01/2040	3,927,475
162	Robbins, IL Res Rec (Robbins Res Rec Partners)[1]	7.250		10/15/2024	163
1,340,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)	6.625		06/01/2037	958,998
1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850		12/01/2036	1,409,730
10,395,000	Southwestern IL Devel. Authority (Local Government Programming)[5]	7.000		10/01/2022	6,029,100
3,195,000	Southwestern IL Devel. Authority (Village of Sauget)[1]	5.625		11/01/2026	3,128,736
12,555,000	Upper, IL River Valley Devel. Authority (DeerPath Huntley)[1]	6.500		12/01/2032	12,691,724
4,000,000	Will County, IL GO1	4.000		11/15/2047	4,385,680

					422,891,479
Indiana—2.4%
10,000,000	Allen County, IN Multifamily Hsg. (Evergreen Village Fort Wayne)	6.375		02/01/2039	10,594,600
4,300,000	Carmel, IN Redevel. District COP[1]	6.500		07/15/2035	4,625,897
11,925,000	Columbus, IN Multifamily Hsg. (Vivera Senior Living)[1]	5.625		05/01/2039	12,252,580
3,430,000	Evansville, IN Multifamily Hsg. (Silver Birch Evansville)[1]	5.450		01/01/2038	3,573,065
7,000,000	Fort Wayne, IN Multifamily Hsg. (Silver Birch at Cook Road)[1]	5.625		01/01/2038	7,400,400
595,000	Fort Wayne, IN Multifamily Hsg. (Silver Birch Fort Wayne)[1]	5.125		01/01/2032	621,103
3,850,000	Fort Wayne, IN Multifamily Hsg. (Silver Birch Fort Wayne)[1]	5.350		01/01/2038	3,984,211

85          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Indiana (Continued)
$2,050,000	IN Finance Authority (Avondale Meadows Academy)[1]	5.375%	07/01/2047	$2,194,996
1,675,000	IN Finance Authority (BHI Senior Living)[1]	5.500	11/15/2031	1,792,719
2,850,000	IN Finance Authority (BHI Senior Living)[1]	5.750	11/15/2041	3,045,567
11,505,000	IN Finance Authority (Marian University)[1]	6.375	09/15/2041	12,325,191
10,000,000	IN Finance Authority (Parkview Health System/ Parkview Hospital Obligated Group)[2]	4.000	11/01/2048	10,745,875
3,950,000	IN Hsg. & Community Devel. Authority (Evergreen Village Bloomington)[1]	5.500	01/01/2037	4,103,141
6,225,000	IN Hsg. & Community Devel. Authority (Hammond Assisted Living Community)[1]	5.750	01/01/2036	6,334,498
770,000	Indiana, IA Finance Authority (Irvington Community School)	5.900	07/01/2038	801,070
685,000	Indiana, IA Finance Authority (Irvington Community School)	6.000	07/01/2048	712,804
10,000,000	Indianapolis, IN Local Public Improvement Bond Bank[1]	5.000	02/01/2049	12,066,200
1,095,000	Kokomo, IN Multifamily Hsg. (Silver Birch of Kokomo)[1]	5.750	01/01/2034	1,176,567
4,570,000	Kokomo, IN Multifamily Hsg. (Silver Birch of Kokomo)[1]	5.875	01/01/2037	4,893,190
1,060,000	Lafayette, IN Multifamily Hsg. (Glasswater Creek of Lafayette)[1]	5.600	01/01/2033	1,133,108
5,160,000	Lafayette, IN Multifamily Hsg. (Glasswater Creek of Lafayette)[1]	5.800	01/01/2037	5,499,683
4,965,000	Merrillville, IN Economic Devel. (Belvedere Hsg.)[1]	5.750	04/01/2036	4,922,549
14,565,000	Michigan City, IN Multifamily Hsg. (Silver Birch Project)[1]	5.150	01/01/2037	14,631,562
17,510,000	Mishawaka, IN Multifamily Hsg. (Hellenic Senior Living of Mishawaka)[1]	5.750	10/01/2038	18,385,850
4,975,000	Mishawaka, IN Multifamily Hsg. (Silver Birch Mishawaka)[1]	5.375	01/01/2038	5,156,936
2,560,000	Muncie, IN Multifamily Hsg. (Silver Birch Project)[1]	5.250	01/01/2037	2,628,506
8,000,000	Plainfield, IN Multifamily Hsg. (Glasswater Creek)[1]	5.375	09/01/2038	8,222,800
3,880,000	Terre Haute, IN Multifamily Hsg. (Silver Birch of Terre Haute)[1]	5.350	01/01/2038	4,015,257
3,225,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)	6.250	01/01/2029	3,300,626

				171,140,551
Iowa—0.2%
1,405,000	Clear Lake, IA Senior Hsg. (Timbercrest Apartments)[1]	6.000	10/01/2043	1,542,662
2,780,000	Clear Lake, IA Senior Hsg. (Timbercrest Apartments)[1]	6.000	10/01/2048	3,029,199
1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)[4,5]	5.900	12/01/2028	58,000

86          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Iowa (Continued)
$750,000	IA Finance Authority Senior Hsg. (PHS Council Bluffs)[1]	5.000%		08/01/2038	$791,970
1,750,000	IA Finance Authority Senior Hsg. (PHS Council Bluffs)[1]	5.125		08/01/2048	1,841,665
2,500,000	IA Finance Authority Senior Hsg. (PHS Council Bluffs)[1]	5.250		08/01/2055	2,637,900
640,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)	5.375		06/01/2025	639,975
2,725,000	IA Tobacco Settlement Authority (TASC)[1]	6.500		06/01/2023	2,766,638

					13,308,009
Kansas—0.0%
2,961,065	Olathe, KS Tax Increment (Gateway)[5,8]	5.000		03/01/2026	1,628,586
675,000	Pittsburgh, KS Special Obligation (North Broadway Redevel.)	4.900		04/01/2024	621,472

					2,250,058
Kentucky—0.4%
1,660,000	Kuttawa, KY (1st Mtg.-GF/Kentucky)[1]	6.750		03/01/2029	1,661,312
1,250,000	KY EDFA (Masonic Home Independent Living II)[1]	7.250		05/15/2041	1,382,975
1,000,000	KY EDFA (Masonic Home Independent Living II)[1]	7.375		05/15/2046	1,108,580
1,000,000	KY EDFA (Owensboro Health/Owensboro Health Medical Group Obligated Group)[1]	5.000		06/01/2045	1,115,880
6,785,000	KY Municipal Power Agency[1]	5.000		09/01/2034	7,906,764
5,000,000	KY Municipal Power Agency[1]	5.000		09/01/2036	5,754,650
1,900,000	KY Property & Building Commission[1]	5.000		05/01/2031	2,331,756
1,900,000	KY Property & Building Commission[1]	5.000		05/01/2032	2,321,686
900,000	KY Property & Building Commission[1]	5.000		05/01/2033	1,096,137
900,000	KY Property & Building Commission[1]	5.000		05/01/2034	1,091,943

					25,771,683
Louisiana—0.4%
1,200,000	Juban Park, LA Community Devel. District Special Assessment[4,5]	5.150		10/01/2014	324,000
11,415,000	LA HFA (La Chateau)[1]	7.250		09/01/2039	11,415,114
1,220,000	LA Local Government EF&CD Authority (Better Waterworks)[1]	5.250		05/01/2043	1,239,422
3,385,000	LA Local Government EF&CD Authority (St. Martin Parish)	4.400		11/01/2044	3,431,781
2,575,000	LA Local Government EF&CD Authority (Tangipahoa Parish Gomesa)	5.375		11/01/2038	2,783,189
2,300,000	New Orleans, LA Aviation Board (Parking Facilities)[1]	5.000		10/01/2043	2,725,500
4,220,000	New Orleans, LA Aviation Board (Parking Facilities)[1]	5.000		10/01/2048	4,976,604

					26,895,610
Maine—0.3%
2,000,000	ME Finance Authority (Casella Waste Systems)[1]	4.375	[10]	08/01/2035	2,153,320

87          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Maine (Continued)
$2,000,000	ME H&HEFA (Maine General Medical Center)[1]	6.750%		07/01/2041	$2,157,560
4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)[1]	6.625		07/01/2020	4,872,000
12,265,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)[1]	6.875		10/01/2026	12,448,975

					21,631,855
Maryland—0.9%
9,525,000	Baltimore County, MD GO2	4.000		03/01/2040	10,602,615
1,100,000	Baltimore, MD Special Obligation (Center/West Devel.)[1]	5.375		06/01/2036	1,155,330
1,360,000	Baltimore, MD Special Obligation (Center/West Devel.)[1]	5.500		06/01/2043	1,431,767
45,950,000	MD Stadium Authority (Construction & Revitalization Program)[2]	5.000		05/01/2047	54,545,210

					67,734,922
Massachusetts—1.1%
6,905,000	MA Devel. Finance Agency (Lasell College)[1]	6.000		07/01/2041	7,343,053
1,600,702	MA Devel. Finance Agency (Linden Ponds)	1.009	[6]	11/15/2056	450,598
4,565,000	MA Devel. Finance Agency (Linden Ponds)[1]	5.125		11/15/2046	4,992,010
1,000,000	MA Devel. Finance Agency (VOA Concord)[1]	5.200		11/01/2041	1,000,640
8,665,000	MA GO1	5.000		11/01/2043	10,429,281
9,820,000	MA H&EFA (Milford Regional Medical Center)[1]	5.000		07/15/2032	9,916,432
5,755,000	MA HFA, Series C2	5.350		12/01/2042	5,794,370
5,000,000	MA Port Authority Facilities[1]	5.000		07/01/2038	6,140,600
6,000,000	MA Port Authority Facilities[1]	5.000		07/01/2039	7,347,000
4,000,000	MA Port Authority Facilities[1]	5.000		07/01/2040	4,884,200
10,735,000	MA School Building Authority[1]	4.000		02/15/2039	11,476,896
2,240,000	Saugus, MA GO2	4.000		03/01/2039	2,492,202
2,500,000	Saugus, MA GO2	4.000		03/01/2040	2,786,281
2,670,000	Saugus, MA GO2	4.000		03/01/2041	2,963,319
2,750,000	Saugus, MA GO2	4.000		03/01/2042	3,046,962

					81,063,844
Michigan—3.2%
1,600,000	American Montessori Academy, MI Public School Academy	7.000		12/01/2046	1,641,344
3,465,000	Arts & Technology Academy Pontiac, MI Public School Academy	6.000		11/01/2046	3,441,611
2,740,000	Charyl Stockwell Academy, MI Public School Academy[1]	5.500		10/01/2035	2,785,265
4,140,000	Charyl Stockwell Academy, MI Public School Academy[1]	5.750		10/01/2045	4,222,883
10,100,000	Detroit, MI City School District[2]	6.000		05/01/2029	12,679,842
1,550,000	Detroit, MI Downtown Devel. Authority[1]	5.000		07/01/2043	1,712,052
13,450,000	Detroit, MI Downtown Devel. Authority[1]	5.000		07/01/2048	14,808,450
803,643	Detroit, MI GO1	5.000		04/01/2020	803,579
906,750	Detroit, MI GO1	5.000		04/01/2021	904,039

88          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Michigan (Continued)
$155,000	Detroit, MI GO	5.250%		04/01/2020	$155,005
350,300	Detroit, MI GO1	5.250		04/01/2020	350,311
342,550	Detroit, MI GO	5.250		04/01/2021	342,557
206,150	Detroit, MI GO1	5.250		04/01/2022	206,138
15,500	Detroit, MI GO	5.250		04/01/2023	15,471
810,000	Detroit, MI Local Devel. Finance Authority[1]	6.700		05/01/2021	812,867
365,000	Detroit, MI Local Devel. Finance Authority[1]	6.850		05/01/2021	366,336
3,150,000	Haslett, MI Public School District[1]	5.000		05/01/2048	3,717,976
15,000,000	MI Finance Authority (Henry Ford Health System)[1]	4.000		11/15/2050	16,147,350
200,000	MI Finance Authority (HFHS/HFMHCT/HFWH/ WAFMH Obligated Group)[1]	5.000		11/15/2041	232,308
3,000,000	MI Finance Authority (Lawrence Technological University)[1]	5.250		02/01/2032	3,291,660
22,220,000	MI Finance Authority (Thomas M Cooley Law School)[1]	6.750		07/01/2044	23,264,340
2,000,000	MI Finance Authority (Universal Learning Academy)[1]	5.750		11/01/2040	2,078,280
12,000,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[1]	4.000		02/15/2050	12,931,440
1,215,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[1]	5.000		05/15/2034	1,406,934
5,000,000	MI Hsg. Devel. Authority, Series A1	4.000		12/01/2044	5,360,650
2,500,000	MI Hsg. Devel. Authority, Series A1	4.000		06/01/2049	2,655,625
595,000	MI Public Educational Facilities Authority (American Montessori)	6.500		12/01/2037	595,339
1,400,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000		12/01/2035	1,400,406
1,002,750	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875		08/31/2028	1,004,465
2,200,000	MI Strategic Fund Solid Waste (Genesee Power Station)[1]	7.500		01/01/2021	2,193,708
2,725,780,000	MI Tobacco Settlement Finance Authority	7.965	[6]	06/01/2058	78,393,433
3,820,000	Michigan State University[1]	5.000		02/15/2044	4,661,584
5,350,000	Michigan State University[1]	5.000		02/15/2048	6,498,056
1,400,000	Old Redford Academy, MI Public School Academy[1]	5.900		12/01/2030	1,411,256
3,500,000	Summit Academy North, MI Public School Academy[1]	5.000		11/01/2031	3,569,195
2,800,000	Summit Academy North, MI Public School Academy[1]	5.000		11/01/2035	2,839,760
13,540,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)[1]	6.000		12/01/2029	13,581,297

					232,482,812
Minnesota—0.7%
3,330,000	Bethel, MN Hsg. & Healthcare (Benedictine Living Communities—St. Peter Communities)[1]	5.500		12/01/2048	3,472,025
2,610,000	Bethel, MN Senior Hsg. (Birchwood Landing)[1]	5.000		05/01/2054	2,729,851
1,000,000	Bethel, MN Senior Hsg. (Lodge at Lakes at Stillwater)[1]	5.000		06/01/2048	1,049,900

89          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$600,000	Bethel, MN Senior Hsg. (Lodge at Lakes at Stillwater)[1]	5.000%	06/01/2053	$626,772
1,625,000	Bethel, MN Senior Hsg. (Lodge at Lakes at Stillwater)[1]	5.250	06/01/2058	1,716,569
6,915,000	Brooklyn Center, MN Multifamily Hsg. (Sanctuary Brooklyn Center)[1]	5.500	11/01/2035	7,083,104
3,115,000	Brooklyn Center, MN Multifamily Hsg. (Sanctuary Brooklyn Center)[1]	6.500	11/01/2035	3,032,764
5,735,000	Dakota County, MN Community Devel. Agency (Sanctuary at West St. Paul)	6.000	08/01/2035	5,883,938
380,000	Duluth, MN EDA Health Care Facilities (Cambia Hills of Bethel)[1]	5.450	12/01/2046	405,464
1,000,000	Duluth, MN EDA Health Care Facilities (Cambia Hills of Bethel)[1]	5.625	12/01/2055	1,068,080
6,570,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)	6.850	12/01/2029	6,668,550
1,075,000	Minneapolis, MN Charter School (Spero Academy)	6.250	07/01/2037	1,113,560
4,740,000	Minneapolis, MN Charter School (Spero Academy)	6.500	07/01/2048	4,938,748
500,000	Minneapolis, MN Student Hsg. (Riverton Community Hsg.)[1]	5.000	08/01/2053	528,690
515,000	Red Wing, MN Senior Hsg. (Benedictine Living Community of Northfield)[1]	5.000	08/01/2053	533,437
1,425,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[1]	7.000	09/15/2037	1,425,698
1,459,941	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)[1]	5.630	10/01/2033	1,461,605
2,091,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[1]	6.250	03/01/2029	2,003,763
1,075,000	St. Paul, MN Hsg. & Redevel. Authority (Great River School)	5.500	07/01/2052	1,143,660
2,305,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (Hmong College Prep Academy)[1]	5.500	09/01/2043	2,361,726
1,000,000	Wayzata, MN Senior Hsg. (Folkstone Senior Living Community)[1,7]	5.000	08/01/2049	1,089,860

				50,337,764
Mississippi—0.3%
1,670,000	Meridian, MS Tax Increment (Meridian Crossroads)[1]	8.750	12/01/2024	1,714,055
13,015,000	Mississippi State University Educational Building[2]	4.000	08/01/2043	14,120,658
2,250,000	MS Devel. Bank (Hancock County Gomesa Project)	4.550	11/01/2039	2,290,680
1,395,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.250	10/01/2027	1,402,714
1,755,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.375	10/01/2028	1,765,003

90          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Mississippi (Continued)
$16,410,000	Stonebridge, MS Public Improvement District Special Assessment[4]	7.500%		10/01/2042	$1,312,800

					22,605,910
Missouri—0.9%
4,900,000	Branson, MO Commerce Park Community Improvement District[4]	5.750		06/01/2026	1,078,000
2,310,000	Branson, MO IDA (Branson Hills Redevel.)	5.750		05/01/2026	1,672,810
12,200,000	Branson, MO IDA (Branson Hills Redevel.)	7.050		05/01/2027	8,797,298
275,000	Branson, MO IDA (Branson Landing)	5.250		06/01/2021	274,997
2,970,000	Branson, MO IDA (Branson Landing)	5.500		06/01/2029	2,969,851
570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)[5,8]	6.125		12/01/2036	370,500
5,000,000	Chesterfield Valley, MO Transportation Devel. District[1]	0.000	[3]	05/15/2046	2,800,200
545,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500		04/01/2021	492,522
3,100,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625		04/01/2027	2,636,984
5,000,000	Kansas City, MO IDA (Kansas City International Airport Terminal)[1]	5.000		03/01/2049	5,927,950
1,000,000	Kansas City, MO IDA (Sales Tax)[1]	5.000		04/01/2036	1,036,610
740,000	Kansas City, MO IDA (Sales Tax)[1]	5.000		04/01/2046	756,776
1,095,000	Kansas City, MO IDA (West Paseo)[1]	6.750		07/01/2036	1,095,515
1,200,000	Lees Summit, MO IDA (Kensington Farms)[4]	5.500		03/01/2021	768,000
750,000	Lees Summit, MO IDA (Kensington Farms)[4]	5.750		03/01/2029	480,000
2,800,000	Lees Summit, MO Tax (Summit Fair Community Improvement District)[1]	6.000		05/01/2042	2,812,880
3,020,000	MO Dardenne Town Square Transportation Devel. District[8]	5.000		05/01/2026	1,359,000
3,825,000	MO Dardenne Town Square Transportation Devel. District[8]	5.000		05/01/2036	1,721,250
180,000	MO Grindstone Plaza Transportation Devel. District	5.250		10/01/2021	179,995
400,000	MO Grindstone Plaza Transportation Devel. District	5.400		10/01/2026	399,968
115,000	MO Grindstone Plaza Transportation Devel. District	5.550		10/01/2036	109,650
2,000,000	Move Rolla, MO Transportation Devel. District[1]	4.625		06/01/2042	2,147,140
700,000	Northwoods, MO Transportation Devel. District	5.850		02/01/2031	674,506
795,000	Rock Hill, MO IDA (Market McKnight Redevel.)[1]	4.500		11/01/2028	817,014
2,750,000	Saint Charles County, MO IDA (Suemandy/Mid- Rivers Community Improvement District)[1]	5.000		10/01/2046	2,777,417
3,100,000	St. Louis County, MO IDA (University Place Transportation Development District)[1]	5.875		03/01/2033	3,210,918
4,580,000	St. Louis, MO IDA (Railway Exchange Building Redevel.)[4,5]	8.000		04/27/2033	137,400
2,000,000	St. Louis, MO Land Clearance Redevel. Authority (14th & Market Community Improvement District)[1]	6.375		04/01/2043	2,035,500

91          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Missouri (Continued)
$4,000,000	St. Louis, MO Land Clearance Redevel. Authority (Scottrade Center)[1]	5.000%		04/01/2038	$4,742,200
2,442,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)[5,8]	6.000		08/21/2026	683,760
2,030,982	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500		05/29/2028	814,302
1,660,000	St. Louis, MO Tax Increment (Printers Lofts)[5,8]	6.000		08/21/2026	415,000
3,043,000	St. Louis, MO Tax Increment (Security Building Redevel.)[5,8]	6.300		04/01/2027	699,890
2,285,000	St. Louis, MO Tax Increment (Washington East Condominiums)[5]	5.500		01/20/2028	1,142,500
1,510,000	St. Louis, MO Tax Increment (Washington East Condominiums)[5,8]	5.500		01/20/2028	362,400
1,108,000	St. Louis, MO Tax Increment Financing, Series A5	5.500		09/02/2028	498,600
1,865,000	Stone Canyon, MO Improvement District (Infrastructure)[4,5]	5.700		04/01/2022	484,900
975,000	Stone Canyon, MO Improvement District (Infrastructure)[4,5]	5.750		04/01/2027	253,500
4,900,000	Western Gateway, MO Transportation Devel. District (I-470)[1]	5.250		12/01/2048	5,071,304

					64,709,007
Montana—0.0%
5,935,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[5,8]	6.250	[3]	09/01/2031	860,575
Nebraska—0.0%
2,500,000	NE Central Plains Gas Energy[1]	5.000		09/01/2042	3,341,550
Nevada—1.2%
17,500,000	Clark County, NV GO1	5.000		05/01/2048	20,849,150
27,500,000	Clark County, NV GO2	5.000		05/01/2048	32,709,875
26,160,000	Clark County, NV GO (Stadium Improvements)[1]	5.000		06/01/2043	31,333,925
975,000	Clark County, NV Improvement District[1]	5.000		02/01/2026	983,989
750,000	Clark County, NV Improvement District[1]	5.050		02/01/2031	756,120
80,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,7]	5.400		08/01/2020	80,810
280,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,7]	5.500		08/01/2025	281,786
29,000,000	Reno, NV Sales Tax	6.143	[6]	07/01/2058	3,964,590

					90,960,245
New Hampshire—0.1%
1,340,000	NH Business Finance Authority (Huggins Hospital)[1]	6.875		10/01/2039	1,352,516
100,000	NH H&EFA (Hillside Village)	5.250		07/01/2027	103,158
1,725,000	NH H&EFA (Hillside Village)	6.125		07/01/2037	1,865,691
3,875,000	NH H&EFA (Hillside Village)	6.125		07/01/2052	4,171,515

92          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Hampshire (Continued)
$865,000	NH H&EFA (Hillside Village)	6.250%		07/01/2042	$937,850

					8,430,730
New Jersey—1.7%
3,583,000	Newark, NJ GO1	5.000		07/15/2029	3,934,707
5,000,000	NJ EDA1	5.000		06/15/2041	5,591,450
40,000	NJ EDA (Continental Airlines)[1]	4.875		09/15/2019	40,136
3,750,000	NJ EDA (Continental Airlines)[1]	5.625		11/15/2030	4,319,062
2,055,000	NJ EDA (Friends of Teaneck Community Charter School)[1]	5.125		09/01/2052	2,222,072
690,000	NJ EDA (Golden Door Charter School)[1]	6.500		11/01/2052	771,786
1,865,000	NJ EDA (Hatikvah International Academy Charter School)	5.375		07/01/2047	1,948,571
565,000	NJ EDA (Leap Academy Charter School)[1]	6.000		10/01/2034	596,437
750,000	NJ EDA (Leap Academy Charter School)[1]	6.200		10/01/2044	787,672
500,000	NJ EDA (Leap Academy Charter School)[1]	6.300		10/01/2049	526,200
5,000,000	NJ EDA (Marion P Thomas Charter School)	5.375		10/01/2050	5,177,050
195,000	NJ EDA (Marion P Thomas Charter School)	5.500		10/01/2020	195,528
3,320,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2037	3,929,751
1,875,000	NJ EDA (North Star Academy Charter School of Newark)[1]	5.000		07/15/2047	2,081,100
1,000,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.100		07/01/2044	1,027,250
650,000	NJ EDA (Provident Group-Kean Properties)[1]	5.000		07/01/2047	714,057
2,630,000	NJ EDA (University Heights Charter School)	5.750		09/01/2050	2,846,212
5,000,000	NJ Educational Facilities Authority (College of St. Elizabeth)[1]	5.000		07/01/2046	5,305,450
5,000,000	NJ Health Care Facilities Financing Authority (Village Drive Healthcare Urban Renewal)	5.750		10/01/2038	5,168,600
44,350,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2046	48,053,669
18,650,000	NJ Tobacco Settlement Financing Corp. (TASC)[1]	5.000		06/01/2046	20,863,755
10,000,000	NJ Transportation Trust Fund Authority	4.497	[6]	12/15/2037	5,612,200
3,300,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2031	3,842,982
210,000	Weehawken Township, NJ GO1	6.000		08/01/2021	219,559
210,000	Weehawken Township, NJ GO1	6.000		08/01/2022	219,484

					125,994,740
New Mexico—0.1%
615,000	Boulders, NM Pubic Improvement District[1]	5.750		10/01/2044	631,291
70,000	Mariposa East, NM Public Improvement District[1]	5.900		09/01/2032	71,463
450,000	Mariposa East, NM Public Improvement District[1]	5.900	[3]	09/01/2032	459,405
535,000	Mariposa East, NM Public Improvement District	5.900		09/01/2032	536,322
410,000	Mariposa East, NM Public Improvement District	12.874	[6]	03/01/2032	188,600

93          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New Mexico (Continued)
$1,925,000	NM Trails Public Improvement District	7.750%		10/01/2038	$1,926,983

					3,814,064
New York—12.4%
5,000,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2038	5,000,250
17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	5.630	[6]	06/01/2055	1,014,918
4,245,000	Essex County, NY IDA (Champlain Valley Milling Corp.)	6.250		06/01/2047	4,429,106
5,400,000	Guilderland, NY IDA (Promenade Albany Senior Living)	5.875		01/01/2052	5,541,480
8,500,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2037	10,294,435
5,000,000	L.I., NY Power Authority[1]	5.000		09/01/2042	5,992,800
1,000,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2030	1,080,400
2,937,408	Nassau County, NY IDA (Amsterdam at Harborside)[4]	2.000		01/01/2049	477,329
911,543	Nassau County, NY IDA (Amsterdam at Harborside)	5.500		07/01/2020	914,879
144,966	Nassau County, NY IDA (Amsterdam at Harborside)	5.875		01/01/2023	147,491
922,500	Nassau County, NY IDA (Amsterdam at Harborside)	6.500		01/01/2032	945,775
1,761,557	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2049	1,762,350
6,100,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2049	6,102,745
234,000,000	NY Counties Tobacco Trust V	6.732	[6]	06/01/2060	8,454,420
37,380,000	NY Liberty Devel. Corp. (Bank of America Tower)[2]	5.125		01/15/2044	37,993,009
5,005,000	NY MTA[1]	5.250		11/15/2056	5,834,629
3,000,000	NY MTA (Green Bond)[1]	5.000		11/15/2042	3,618,270
22,270,000	NY MTA (Green Bond)[1]	5.000		11/15/2045	26,805,285
10,470,000	NY MTA (Green Bond)[1]	5.000		11/15/2051	12,270,421
10,000,000	NY MTA (Green Bond)[2]	5.250		11/15/2057	12,018,275
13,190,000	NY MTA Hudson Rail Yards[1]	5.000		11/15/2056	14,605,815
4,680,000	NY MTA, Series D1	4.000		11/15/2042	5,115,193
900,000	NY MTA, Series D1	5.250		11/15/2029	1,062,153
900,000	NY MTA, Series D1	5.250		11/15/2033	1,062,153
1,975,000	NYC GO1	5.000		04/01/2039	2,405,886
10,000,000	NYC GO1	5.000		12/01/2040	12,243,300
9,850,000	NYC GO1	5.000		12/01/2041	12,037,783
8,670,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	6.200		10/01/2022	9,695,488
5,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2038	6,022,950
16,810,000	NYC Transitional Finance Authority[2]	5.000		05/01/2041	20,304,145
5,000,000	NYC Transitional Finance Authority (Building Aid)[1]	4.000		07/15/2037	5,639,800
25,000,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000		07/15/2035	30,884,750
15,000,000	NYC Transitional Finance Authority (Future Tax)[2]	4.000		08/01/2041	16,440,825

94          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,360,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000%	02/01/2032	$1,665,633
2,450,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2040	2,985,986
9,545,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2040	11,452,568
53,425,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	08/01/2041	63,849,006
75,000,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	05/01/2042	89,160,938
13,000,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	08/01/2042	15,739,490
12,095,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2045	14,410,104
20,140,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	08/01/2045	23,940,871
16,675,000	NYS DA (Personal Income Tax)[1]	5.000	03/15/2046	20,279,301
25,000,000	NYS DA (Sales Tax)[2]	5.000	03/15/2037	30,528,000
6,500,000	NYS DA (Sales Tax)[1]	5.000	03/15/2037	8,029,125
13,270,000	NYS DA (Sales Tax)[2]	5.000	03/15/2039	16,100,134
15,000,000	NYS DA (Sales Tax)[2]	5.000	03/15/2040	18,140,513
10,000,000	NYS DA (Sales Tax)[1]	5.000	03/15/2040	12,115,800
10,000,000	NYS DA (Sales Tax)[2]	5.000	03/15/2041	12,161,250
31,720,000	NYS DA (Sales Tax)[2]	5.000	03/15/2041	38,258,761
5,000,000	NYS DA (Sales Tax)[1]	5.000	03/15/2042	6,080,400
15,000,000	NYS DA (Sales Tax)[2]	5.000	03/15/2044	17,795,513
17,200,000	NYS DA (St. Mary’s Hospital for Children)[1]	7.875	11/15/2041	17,813,352
6,500,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2043	7,659,860
30,690,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2047	37,273,926
6,705,000	NYS DA (State University of New York)[1]	5.000	07/01/2048	7,762,378
8,320,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000	06/15/2048	10,086,502
21,750,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750	11/15/2051	23,807,985
13,000,000	NYS Transportation Devel. Corp. (American Airlines/JFK International Airport)[1]	5.000	08/01/2026	13,753,740
5,150,000	NYS Transportation Devel. Corp. (Delta Air Lines/ LaGuardia Airport Terminals)[1]	4.000	01/01/2036	5,555,305
2,525,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	4.000	07/01/2031	2,694,024
2,500,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.000	07/01/2034	2,805,225
2,500,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.000	07/01/2046	2,757,025
9,500,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.250	01/01/2050	10,559,915
5,750,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000	03/15/2041	6,898,562
200,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	208,214
810,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	828,541
11,050,000	Port Authority NY/NJ, 200th Series[2]	5.000	04/15/2057	12,978,992
13,000,000	Port Authority NY/NJ, 205th Series[2]	5.000	05/15/2057	15,424,598
2,000,000	Port Authority NY/NJ, 206th Series[2]	5.000	11/15/2042	2,366,390
19,725,000	Port Authority NY/NJ, 206th Series[2]	5.000	11/15/2047	23,217,397
8,385,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000	06/01/2048	8,398,081

95          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$600,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-C	6.200%		03/01/2020	$600,696

					904,362,609
North Carolina—0.1%
1,000,000	Charlotte, NC COP[1]	4.000		06/01/2038	1,127,470
750,000	Charlotte, NC COP[1]	4.000		06/01/2039	843,045
1,650,000	NC Medical Care Commission (Whitestone)[1]	7.750		03/01/2031	1,815,660
5,415,000	NC Turnpike Authority[1]	5.000		01/01/2038	6,574,027

					10,360,202
North Dakota—0.1%
6,500,000	Grand Forks, ND (Red River Biorefinery)	5.375		09/15/2038	6,342,570
Ohio—7.2%
9,950,000	Allen County, OH Hospital Facilities (Catholic Healthcare)[2]	5.000		06/01/2038	10,258,983
7,385,000	Brecksville-Broadview Heights, OH City School District[1]	5.250		12/01/2054	8,372,448
10,840,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125		06/01/2024	10,629,162
17,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375		06/01/2024	16,924,168
9,195,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750		06/01/2034	8,974,228
43,385,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2030	42,843,121
85,985,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875		06/01/2047	84,587,744
12,937,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.000		06/01/2042	12,887,710
62,055,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.250	[3]	06/01/2037	62,511,104
68,160,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.500		06/01/2047	68,712,096
433,800,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.542	[6]	06/01/2052	14,653,764
5,645,000	Butler County, OH Port Authority (Maple Knoll Communities)[1]	7.000		07/01/2043	6,263,466
815,000	Cleveland-Cuyahoga County, OH Port Authority (Playhouse Square Foundation)[1]	5.250		12/01/2038	938,163
735,000	Cleveland-Cuyahoga County, OH Port Authority (Playhouse Square Foundation)[1]	5.500		12/01/2043	851,755
2,900,000	Cleveland-Cuyahoga County, OH Port Authority (Playhouse Square Foundation)[1]	5.500		12/01/2053	3,335,725
205,000	Columbus-Franklin County, OH Finance Authority, Series A1	6.000		05/15/2035	207,542
14,550,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500		02/15/2052	16,823,146

96          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Ohio (Continued)
$4,900,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500%		02/15/2057	$5,647,789
35,450,000	Gallia County, OH Hospital Facilities (Holzer/ HHlthS/HMCG/HMCJ Obligated Group)	8.000		07/01/2042	40,115,220
1,450,000	Hancock County, OH Hospital (BVRHC/BVHF Obligated Group)[1]	6.250		12/01/2034	1,583,269
20,000	Lake County, OH Hospital Facilities (Lake Hospital System)[1]	5.750		08/15/2038	20,071
315,000	Lorain County, OH Port Authority (Alumalloy LLC)[1]	6.000		11/15/2025	315,120
10,000,000	Montgomery County, OH (Miami Valley Hospital)[2]	5.750		11/15/2023	10,507,100
1,090,000	Norwood, OH Special Obligation (Central Parke)[1]	6.000		12/01/2046	1,136,162
10,000,000	OH Air Quality Devel. Authority (AMG Vanadium)[1]	5.000		07/01/2049	10,757,600
700,000	OH Air Quality Devel. Authority (First Energy Generation)[4]	5.625		06/01/2018	714,000
2,000,000	OH Air Quality Devel. Authority (FirstEnergy Generation)[4]	3.100	[10]	03/01/2023	1,885,000
7,750,000	OH Air Quality Devel. Authority (FirstEnergy Generation)[4]	3.750	[10]	12/01/2023	7,304,375
10,795,000	OH Air Quality Devel. Authority (FirstEnergy Generation)[4]	4.250	[10]	08/01/2029	11,118,850
5,400,000	OH HFA (Sanctuary at Springboro)	5.450		01/01/2038	5,602,932
10,960,000	OH Higher Educational Facility Commission (Denison University)[1]	5.000		11/01/2044	13,551,821
23,700,000	OH Higher Educational Facility Commission (Hiram College)[1]	6.000		10/01/2041	25,236,234
5,750,000	OH Higher Educational Facility Commission (Menorah Park)[1]	5.250		01/01/2048	5,991,788
1,500,000	OH Water Devel. Authority (FirstEnergy Generation)[4]	3.000		05/15/2019	1,413,750
1,125,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300		02/15/2024	1,114,076
2,500,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400		02/15/2034	2,442,250
4,100,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)[1]	5.750		12/01/2032	4,458,176
1,436,519	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[1]	5.400		11/01/2036	1,436,548

					522,126,456
Oklahoma—0.1%
5,000,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)	6.625		10/01/2037	4,000,000
100,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)[1]	6.500		09/01/2026	100,352

					4,100,352
Oregon—0.4%
17,045,000	Clackamas County, OR School District No. 62C (Oregon City)[1]	5.000		06/15/2049	20,511,442

97          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Oregon (Continued)
$700,000	OR Facilities Authority (Concordia University)[1]	6.125%		09/01/2030	$732,130
2,625,000	OR Facilities Authority (Personalized Learning-Redmond Proficiency Academy)[1]	5.250		06/15/2051	2,671,226
1,740,000	OR Facilities Authority (Personalized Learning-Redmond Proficiency Academy)[1]	5.750		06/15/2046	1,823,572

					25,738,370
Pennsylvania—2.9%
17,800,000	Allegheny County, PA HDA (Allegheny Health Network)[1]	5.000		04/01/2047	20,719,200
1,000,000	Allentown, PA Neighborhood Improvement Zone[1]	5.000		05/01/2033	1,149,510
3,000,000	Allentown, PA Neighborhood Improvement Zone[1]	5.000		05/01/2042	3,326,850
8,000,000	Allentown, PA Neighborhood Improvement Zone	5.375		05/01/2042	8,841,920
22,300,000	Beaver County, PA IDA (FirstEnergy Generation)[4]	4.500	[10]	06/01/2028	22,969,000
2,700,000	Chester County, PA H&EFA (Immaculata University)[1]	7.000		11/01/2041	3,340,170
11,080,000	Chester County, PA IDA (Hickman Friends Senior Community of West Chester)	5.500		01/01/2052	11,419,159
1,710,000	Chester County, PA IDA (Hickman Friends Senior Community Of West Chester)	5.250		01/01/2037	1,764,994
525,000	Chester County, PA IDA (Woodlands at Graystone)	5.000		03/01/2038	555,366
1,050,000	Chester County, PA IDA (Woodlands at Graystone)	5.125		03/01/2048	1,109,262
2,750,000	Crawford County, PA Hospital Authority (MMedC/COHS/MMedCF/MPS/HCCO/ TAHC/TAH/TAHCF/ TAHS/CVHC/HCrawC/FCIM Obligated Group)	6.000		06/01/2046	3,143,387
3,215,000	Crawford County, PA Hospital Authority (MMedC/COHS/MMedCF/MPS/HCCO/ TAHC/TAH/TAHCF/ TAHS/CVHC/HCrawC/FCIM Obligated Group)	6.000		06/01/2051	3,647,739
5,000	Lancaster, PA GO1	4.000		11/01/2040	5,468
4,775,000	Lancaster, PA GO1	4.000		11/01/2043	5,199,163
185,000	Luzerne County, PA IDA[1]	7.500		12/15/2019	189,259
500,000	Luzerne County, PA IDA[1]	7.750		12/15/2027	511,965
1,260,000	Montgomery County, PA HEHA (Pennsylvania LTC)[1]	5.000		12/01/2032	1,279,643
1,705,000	Montgomery County, PA HEHA (Pennsylvania LTC)[1]	5.250		12/01/2037	1,735,963
500,000	Montgomery County, PA HEHA (Pennsylvania LTC)[1]	5.300		12/01/2038	509,060
3,140,000	Montgomery County, PA HEHA (Pennsylvania LTC)[1]	5.375		12/01/2047	3,175,231
8,238,655	Northampton County, PA IDA (Northampton Generating)[5,8,9]	5.000		12/31/2023	2,471,596
1,992,121	Northampton County, PA IDA (Northampton Generating)[5,8,9]	5.000		12/31/2023	597,636
5,000,000	PA EDFA (Carbonlite)	5.750		06/01/2036	5,265,975
15,000,000	PA EDFA (FirstEnergy Generation)[4]	4.500	[10]	06/01/2028	15,450,000

98          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$1,210,000	PA EDFA (UPMC/M-WHOUPMC/UPMC-P/UPMC-PS/UPMC-SM Obligated Group)[1]	4.000%		03/15/2036	$1,327,951
2,980,000	PA GO1	4.000		09/15/2032	3,338,941
12,500,000	PA GO1	4.000		03/01/2035	13,962,625
4,000,000	PA HEFA (Shippensburg University)[1]	6.250		10/01/2043	4,432,840
1,370,000	PA HEFA (Ursinus College)[1]	5.000		01/01/2027	1,459,228
13,395	PA HFA Multifamily Hsg. (Country Commons Apartments)[1]	3.600		08/01/2035	14,708
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2030	3,236,130
7,500,000	PA Southcentral General Authority (Wellspan Health Obligated Group)[1]	5.000		06/01/2049	9,012,525
20,000,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2032	23,606,600
1,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[5]	6.125		03/15/2043	1,500,000
560,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)[1]	5.500		06/15/2022	585,726
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)[1]	5.500		06/15/2032	2,109,340
8,430,000	Philadelphia, PA Authority for Industrial Devel. (University of the Arts)[1]	5.000		03/15/2045	8,888,171
2,390,000	Philadelphia, PA Gas Works[1]	5.000		10/01/2033	2,834,349
3,350,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	5.625		07/01/2036	3,634,516
5,250,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	5.625		07/01/2042	5,674,358
785,000	Reading, PA School District[1]	5.000		03/01/2035	929,401
720,000	Reading, PA School District[1]	5.000		03/01/2036	849,859
2,500,000	Wilkes-Barre, PA Area School District[1]	4.000		04/15/2049	2,691,000
5,470,000	York, PA GO1	7.250		11/15/2041	6,178,310

					214,644,094
Rhode Island—0.3%
44,240,000	Central Falls, RI Detention Facility[4]	7.250		07/15/2035	7,963,200
5,000,000	RI Tobacco Settlement Financing Corp. (TASC)[1]	5.000		06/01/2035	5,546,550
5,000,000	RI Tobacco Settlement Financing Corp. (TASC)[1]	5.000		06/01/2040	5,480,500

					18,990,250
South Carolina—1.1%
6,144,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)	7.750		11/01/2039	6,151,127
12,555,000	Lancaster County, SC School District[2]	4.000		03/01/2036	13,892,546
12,791,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)[5]	6.200		11/01/2036	11,375,676
6,915,055	SC Connector 2000 Assoc. Toll Road, Series B	2.871	[6]	01/01/2020	6,721,986
186,954	SC Connector 2000 Assoc. Toll Road, Series B	6.295	[6]	01/01/2026	120,881
7,875,561	SC Connector 2000 Assoc. Toll Road, Series B	6.620	[6]	01/01/2024	5,831,065
5,000,000	SC Jobs-EDA (Green Bond-AAC East)	7.000		05/01/2039	5,042,730

99          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
South Carolina (Continued)
$1,500,000	SC Ports Authority[1]	5.000%		07/01/2043	$1,771,335
3,750,000	SC Ports Authority[1]	5.000		07/01/2055	4,352,438
11,000,000	SC Public Service Authority[1]	5.000		12/01/2055	12,373,570
5,070,000	SC Public Service Authority (Santee Cooper)[1]	5.000		12/01/2029	5,441,986
6,465,000	SC Public Service Authority (Santee Cooper)[1]	5.500		12/01/2033	7,381,284

					80,456,624
Tennessee—0.4%
1,000,000	Bristol, TN Industrial Devel. Board	5.022	[6]	12/01/2022	861,400
10,765,000	Memphis, TN GO2	4.000		06/01/2047	11,565,141
7,250,000	Memphis-Shelby County, TN Airport Authority[1]	5.000		07/01/2043	8,567,760
600,000	Nashville, TN Metropolitan Development & Hsg. Agency (Fifth & Broadway Devel. District)[1]	5.125		06/01/2036	654,900
9,000,000	Shelby County, TN HE&HFB (Trezevant Manor)	5.500		09/01/2047	9,180,450
6,350,000	Shelby County, TN HE&HFB (Trezevant Manor)	8.000		09/01/2044	317,500

					31,147,151
Texas—8.7%
890,000	Argyle, TX Special Assessment (Highlands Argyle Public Improvement District No. 1)	5.000		09/01/2037	910,150
1,475,000	Argyle, TX Special Assessment (Highlands Argyle Public Improvement District No. 1)	5.250		09/01/2047	1,509,043
1,325,000	Arlington, TX Higher Education Finance Corp. (Leadership Prep School)[1]	5.000		06/15/2046	1,345,948
785,000	Arlington, TX Higher Education Finance Corp. (UMEP)[1]	5.000		08/15/2053	810,144
4,115,000	Arlington, TX Higher Education Finance Corp. (Winfree Academy Charter School)[1]	5.750		08/15/2043	4,372,846
675,000	Aubrey, TX Special Assessment (Jackson Ridge Public Improvement District No. 1)[1]	7.250		09/01/2045	713,522
260,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)[1]	7.750		12/01/2028	245,456
15,135,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)[4,5]	7.000		11/01/2039	6,054,000
575,000	Celina, TX Special Assessment[1,7]	5.375		09/01/2028	593,112
400,000	Celina, TX Special Assessment[1]	5.500		09/01/2032	411,592
1,100,000	Celina, TX Special Assessment[1]	5.875		09/01/2040	1,130,998
1,845,000	Celina, TX Special Assessment[1,7]	6.250		09/01/2045	1,937,139
3,915,000	Celina, TX Special Assessment[7]	7.500		09/01/2045	4,239,710
1,000,000	Celina, TX Special Assessment (Sutton Fields II)	7.250		09/01/2045	1,035,780
750,000	Clifton, TX Higher Education Finance Corp. (Idea Public Schools)[1]	5.750		08/15/2041	817,320
5,000,000	Clifton, TX Higher Education Finance Corp. (International American Education Federation)	6.000		08/15/2038	5,574,000
1,250,000	Crane, TX Independent School District[1]	5.000		02/15/2030	1,254,112
5,000,000	Cypress-Fairbanks, TX Independent School District[1]	4.000		02/15/2043	5,539,150
4,250,000	Denton, TX Independent School District[1]	4.000		08/15/2048	4,683,925
34,970,000	Denton, TX Independent School District[2]	5.000		08/15/2045	40,273,318

100          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$14,860,000	Denton, TX Independent School District[1]	5.000%	08/15/2048	$17,694,842
1,645,000	Edinburg, TX Economic Devel. Corp.[1]	5.000	08/15/2044	1,703,019
1,300,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.125	09/01/2028	1,339,962
1,500,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.500	09/01/2036	1,545,990
2,000,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.750	09/01/2043	2,057,300
1,950,000	Galveston, TX Special Assessment[7]	5.625	09/01/2028	1,661,400
3,700,000	Galveston, TX Special Assessment	6.000	09/01/2038	3,086,392
3,500,000	Galveston, TX Special Assessment	6.125	09/01/2044	2,904,125
15,000,000	Grand Parkway, TX Transportation Corp.[2]	5.000	10/01/2043	18,019,650
32,525,000	Grand Parkway, TX Transportation Corp.[2]	5.000	10/01/2048	38,784,557
5,000,000	Grand Parkway, TX Transportation Corp.[1]	5.000	10/01/2048	5,972,150
10,000,000	Grand Parkway, TX Transportation Corp.[2]	5.000	04/01/2053	11,094,349
20,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)[1]	8.000	04/01/2028	20,111
3,225,000	Harris County, TX Cultural Education Facilities Finance Corp. (Space Center Houston)[1]	7.000	08/15/2028	3,231,837
8,250,000	Houston, TX Airport System (United Airlines)[1]	5.000	07/15/2028	9,883,830
380,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	414,626
435,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	474,637
700,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2036	714,126
950,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2041	967,527
7,500,000	Katy, TX Independent School District[1]	4.000	02/15/2047	8,215,350
5,000,000	Katy, TX Independent School District[1]	4.000	02/15/2048	5,504,000
375,000	Leander, TX Special Assessment (Oak Creek Public Improvement District)[1,7]	5.375	09/01/2028	378,847
600,000	Leander, TX Special Assessment (Oak Creek Public Improvement District)[1]	5.750	09/01/2038	606,192
575,000	Leander, TX Special Assessment (Oak Creek Public Improvement District)[1]	5.875	09/01/2044	581,325
12,875,000	Little Elm, TX Independent School District[1]	5.000	08/15/2046	15,444,078
450,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)[1]	5.375	09/15/2035	463,950
400,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)[1]	5.500	09/15/2040	411,824
8,645,000	Mission, TX EDC (Carbonlite Recycling)	6.500	12/01/2033	8,880,144
20,000,000	Mission, TX EDC (Natgasoline)[1]	4.625	10/01/2031	21,422,600
3,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. (CHSTX/CMCD/CMCtrF Obligated Group)[1]	4.000	08/15/2033	3,340,770
2,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. (CHSTX/CMCD/CMCtrF Obligated Group)[1]	4.000	08/15/2034	2,218,620

101          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$3,280,000	New Hope, TX Cultural Educational Facilities Finance Corp. (CHSTX/CMCD/CMCtrF Obligated Group)[1]	4.000%	08/15/2035	$3,626,040
700,000	New Hope, TX Cultural Educational Facilities Finance Corp. (East Grand Preparatory Academy)[1]	5.500	08/15/2046	717,570
1,200,000	New Hope, TX Cultural Educational Facilities Finance Corp. (East Grand Preparatory Academy)[1]	5.500	08/15/2051	1,228,944
2,085,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Jubilee Academic Center)[1]	5.125	08/15/2047	2,127,117
8,250,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Legacy at Midtown Park)	5.500	07/01/2054	8,648,310
1,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Legacy Preparatory Charter Academy)	6.000	08/15/2037	1,071,640
13,435,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Legacy Preparatory Charter Academy)	6.000	08/15/2047	14,234,517
2,500,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Presbyterian Village-North)[1]	5.250	10/01/2049	2,720,625
500,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Women’s University-COHF- Collegiate Hsg. Denton)[1]	5.000	07/01/2038	579,110
1,750,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Women’s University-COHF- Collegiate Hsg. Denton)[1]	5.000	07/01/2048	2,004,713
2,400,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Women’s University-COHF- Collegiate Hsg. Denton)[1]	5.000	07/01/2058	2,707,368
350,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2031	412,731
1,750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2046	1,983,573
1,750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2051	1,976,590
400,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living- Langford Project)	5.375	11/15/2036	428,692
650,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living- Langford Project)	5.500	11/15/2046	689,540
1,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living- Langford Project)	5.500	11/15/2052	1,057,010
1,080,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University - Collegiate Hsg. Corpus Christi II)[1]	5.000	04/01/2048	1,087,225

102          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Texas (Continued)
$2,315,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University - Collegiate Hsg. San Antonio I)[1]	5.000%		04/01/2048	$2,427,046
1,300,000	New Hope, TX Educational Facilities Finance Corp. Retirement Facility (Wesleyan Homes)	5.500		01/01/2049	1,394,029
785,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	5.875		04/01/2036	863,288
1,950,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	6.000		04/01/2045	2,140,788
375,000	Newark, TX Higher Education Finance Corp. (Austin Achieve Public Schools)	5.000		06/15/2038	387,210
750,000	Newark, TX Higher Education Finance Corp. (Austin Achieve Public Schools)	5.000		06/15/2048	769,905
1,600,000	North Central TX HFC (Village Kaufman Apartments)[1]	6.150	[10]	01/01/2043	1,668,608
655,000	Pottsboro, TX Higher Education Finance Corp. (Imagine International Academy of North Texas)[1]	5.000		08/15/2036	701,033
1,000,000	Pottsboro, TX Higher Education Finance Corp. (Imagine International Academy of North Texas)[1]	5.000		08/15/2046	1,052,640
5,975,000	Prosper, TX Independent School District[1]	5.000		02/15/2044	7,202,803
6,300,000	Prosper, TX Independent School District[1]	5.000		02/15/2048	7,562,079
5,370,000	Red River, TX Educational Finance Corp. (Houston Baptist University)[1]	5.500		10/01/2046	6,114,336
3,000,000	Red River, TX Health Facilities Devel. Corp. (Happy Harbor Methodist Home)	8.000		11/15/2049	3,549,150
455,000	Rowlett, TX Special Assessment (Bayside Public Improvement District)	6.000		09/15/2046	455,209
1,995,000	Sabine Neches, TX HFC (Fox Run Apartments)[1]	6.150		01/01/2043	2,038,810
26,820,000	Sanger, TX Industrial Devel. Corp. (Texas Pellets)[4,5]	7.500		07/01/2038	6,705,000
11,000,000	Sherman, TX Independent School District[1]	5.000		02/15/2045	13,229,590
3,810,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)[4]	5.750		11/15/2037	2,667,000
3,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living Ventana)	6.750		11/15/2047	4,002,250
2,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living Ventana)	6.750		11/15/2052	2,279,960
13,500,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center)[2]	5.000		12/01/2033	13,642,088
27,525,000	Travis County, TX HFDC (Longhorn Village)[1]	7.125		01/01/2046	29,779,848
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000		08/01/2033	1,225,440
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000		08/01/2034	1,220,810
2,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000		08/01/2035	2,431,760

103          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Texas (Continued)
$1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000%		08/01/2037	$1,207,970
34,600,000	TX Angelina & Neches River Authority (Aspen Power)[4,5]	6.500		11/01/2029	346
53,695,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250		12/15/2026	62,921,412
1,250,000	TX Private Activity (NTE Mobility Partners)[1]	6.875		12/31/2039	1,277,488
400,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[1]	6.250		09/01/2036	400,532
285,000	TX Student Hsg. Corp. (University of North Texas)[1]	6.750		07/01/2021	285,105
215,000	TX Student Hsg. Corp. (University of North Texas)[1]	6.850		07/01/2031	215,017
3,750,000	TX Transportation Commission (State Highway 249 System)	4.785	[6]	08/01/2043	1,326,675
4,400,000	TX Transportation Commission (State Highway 249 System)	4.815	[6]	08/01/2044	1,472,680
1,000,000	TX Transportation Commission (State Highway 249 System)	4.848	[6]	08/01/2046	301,210
1,000,000	TX Transportation Commission (State Highway 249 System)	4.862	[6]	08/01/2047	285,930
1,000,000	TX Transportation Commission (State Highway 249 System)	4.875	[6]	08/01/2048	271,430
1,500,000	TX Transportation Commission (State Highway 249 System)	4.916	[6]	08/01/2050	363,120
5,000,000	TX Water Devel. Board[1]	4.000		10/15/2041	5,476,400
33,660,000	TX Water Devel. Board[2]	5.000		04/15/2049	40,712,956
41,015,000	TX Water Devel. Board[1]	5.000		04/15/2049	49,724,945
13,515,000	TX Water Devel. Board[2]	5.000		10/15/2053	16,263,684
2,033,000	Vintage Township, TX Public Facilities Corp.[1]	7.375		10/01/2038	2,034,260
6,375,000	Waxahachie, TX Special Assessment	6.000		08/15/2045	6,465,844
2,920,000	Wise County, TX (Parket County Junior College District)[1]	7.500		08/15/2025	3,157,746
4,615,000	Wise County, TX (Parket County Junior College District)[1]	7.750		08/15/2028	4,991,446

					634,457,586
Utah—0.8%
170,000	Hideout, UT Local District No. 1 Special Assessment[7]	7.750		08/01/2024	185,125
610,000	Hideout, UT Local District No. 1 Special Assessment	8.250		08/01/2034	649,327
14,600,000	Salt Lake City, UT Airport[1]	5.000		07/01/2043	17,304,504
4,000,000	Salt Lake City, UT Airport[1]	5.000		07/01/2048	4,715,440
7,410,000	Salt Lake City, UT Airport[1]	5.250		07/01/2048	8,920,084
385,000	UT Charter School Finance Authority (Endeavor Hall)	5.500		07/15/2022	392,646
1,750,000	UT Charter School Finance Authority (Endeavor Hall)	6.000		07/15/2032	1,780,625
3,870,000	UT Charter School Finance Authority (Endeavor Hall)	6.250		07/15/2042	3,929,056

104          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Utah (Continued)
$1,385,000	UT Charter School Finance Authority (Esperanza Elementary School)	5.250%		10/15/2048	$1,405,997
4,810,000	UT Charter School Finance Authority (Freedom Academy Foundation)	5.250		06/15/2037	5,017,455
7,415,000	UT Charter School Finance Authority (Freedom Academy Foundation)	5.375		06/15/2048	7,681,347
3,645,000	UT Charter School Finance Authority (Merit Preparatory Academy)	5.375		06/15/2049	3,701,643
750,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)[1]	6.300		07/15/2032	806,662
1,640,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)[1]	6.550		07/15/2042	1,764,804
775,000	Utah County, UT Charter School (Renaissance Academy)[1]	5.625		07/15/2037	775,659
415,000	Utah County, UT Charter School (Ronald Wilson Reagan Academy)[1]	5.000		02/15/2036	441,846
855,000	Utah County, UT Charter School (Ronald Wilson Reagan Academy)[1]	5.000		02/15/2046	896,220

					60,368,440
Vermont—0.1%
960,000	East Central, VT Telecommunications District	5.600		12/01/2043	985,238
1,450,000	East Central, VT Telecommunications District	5.750		12/01/2036	1,543,438
1,650,000	VT EDA (Casella Waste Systems)[1]	4.625	[10]	04/01/2036	1,825,395

					4,354,071
Virginia—0.7%
1,608,000	Celebrate, VA North CDA Special Assessment[4,5]	6.750		03/01/2034	964,800
8,000,000	Chesapeake Bay, VA Bridge & Tunnel District[1]	5.000		07/01/2046	9,121,600
1,238,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050		03/01/2044	1,178,081
2,825,000	Lewistown, VA Commerce Center Community Devel. Authority[1]	6.050		03/01/2044	2,688,242
1,965,000	Lewistown, VA Commerce Center Community Devel. Authority[4]	6.050		03/01/2054	358,612
3,300,000	Norfolk, VA Redevel. & Hsg. Authority (Fort Norfolk Retirement Community-Harbors Edge)[1]	5.250		01/01/2054	3,577,530
1,750,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	5.000		09/01/2037	1,913,992
2,350,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	5.000		09/01/2045	2,549,656
2,160,000	Richmond, VA Redevel. & Hsg. Authority (American Tobacco Apartments)[1]	5.550		01/01/2037	2,266,834
14,735,000	Roanoke County, VA EDA Residential Care Facility (Richfield Living)	5.250		09/01/2049	15,117,226
7,215,000	Roanoke County, VA EDA Residential Care Facility (Richfield Living)	5.375		09/01/2054	7,473,153
1,690,000	VA Small Business Financing Authority (Covanta Holding Corp.)[1]	5.000	[10]	01/01/2048	1,769,937

105          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Virginia (Continued)
$1,515,000	VA Tobacco Settlement Financing Corp.[1]	5.000%	06/01/2047	$1,508,198
2,404,674	West Point, VA IDA Solid Waste (Chesapeake Corp.)[4,5]	6.375	03/01/2019	240

				50,488,101
Washington—0.9%
750,000	Greater Wenatchee, WA Regional Events Center[1]	5.000	09/01/2027	774,142
185,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600	03/01/2028	185,159
50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)[1]	6.100	10/01/2031	50,055
3,000,000	Port of Seattle, WA Revenue[1]	5.000	05/01/2043	3,481,890
2,354,358	Tacoma, WA Consolidated Local Improvements District No. 65	5.750	04/01/2043	2,365,635
27,655,000	WA EDFA (Columbia Pulp I)	7.500	01/01/2032	29,021,710
2,425,000	WA GO1	5.000	02/01/2030	2,992,426
17,410,000	WA Health Care Facilities Authority (Peacehealth)[2]	5.000	11/01/2028	17,572,608
1,000,000	WA Hsg. Finance Commission (Heron’s Key)	7.000	07/01/2045	1,072,710
1,700,000	WA Hsg. Finance Commission (Heron’s Key)	7.000	07/01/2050	1,819,187
2,250,000	WA Kalispel Tribe Indians Priority District[1]	5.000	01/01/2032	2,509,695
500,000	WA Kalispel Tribe Indians Priority District[1]	5.000	01/01/2032	557,710
3,000,000	WA Kalispel Tribe Indians Priority District[1]	5.250	01/01/2038	3,317,490
1,000,000	WA Kalispel Tribe Indians Priority District[1]	5.250	01/01/2038	1,105,830

				66,826,247
West Virginia—0.5%
3,000,000	Brooke County, WV (Bethany College)[1]	6.500	10/01/2031	3,038,250
4,500,000	Brooke County, WV (Bethany College)[1]	6.750	10/01/2037	4,557,870
27,145,000	Harrison County, WV Tax Increment (Charles Pointe)[4]	7.000	06/01/2035	13,572,500
3,435,000	Monongalia County, WV Special District Excise Tax (University Town Center)	5.750	06/01/2043	3,732,024
10,465,000	Ohio County, WV Devel. Authority (Ohio County Sports Complex)	5.000	09/01/2048	10,632,545

				35,533,189
Wisconsin—3.0%
3,000,000	WI H&EFA (AE Nursing Centers)[4,5]	7.250	06/01/2038	1,500,000
750,000	WI H&EFA (Beloit College)[1]	6.125	06/01/2035	780,743
2,015,000	WI H&EFA (Beloit College)[1]	6.125	06/01/2039	2,097,595
2,750,000	WI H&EFA (Clement Manor)	5.000	08/01/2049	2,756,435
63,000,000	WI Public Finance Authority (American Dream at Meadowlands Project)	6.750	08/01/2031	74,422,530
33,850,000	WI Public Finance Authority (American Dream at Meadowlands Project)	7.000	12/01/2050	40,451,766
2,075,000	WI Public Finance Authority (Bancroft Neurohealth/Bancroft Rehabilitation Services Obligated Group)[1]	5.125	06/01/2048	2,152,875

106          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Wisconsin (Continued)
$7,900,000	WI Public Finance Authority (CHF-Wilmington-University of North Carolina)[1]	5.000%		07/01/2058	$8,911,358
1,821,047	WI Public Finance Authority (Conference Center & Hotel)	5.360	[6]	01/01/2067	55,232
151,210	WI Public Finance Authority (Conference Center & Hotel)	5.449	[6]	01/01/2066	4,604
7,500,378	WI Public Finance Authority (Conference Center & Hotel)[9]	5.500		07/01/2056	7,200,288
140,331	WI Public Finance Authority (Conference Center & Hotel)	5.542	[6]	01/01/2065	4,291
142,507	WI Public Finance Authority (Conference Center & Hotel)	5.638	[6]	01/01/2064	4,375
145,770	WI Public Finance Authority (Conference Center & Hotel)	5.738	[6]	01/01/2063	4,494
149,034	WI Public Finance Authority (Conference Center & Hotel)	5.841	[6]	01/01/2062	4,616
153,385	WI Public Finance Authority (Conference Center & Hotel)	5.948	[6]	01/01/2061	4,770
155,561	WI Public Finance Authority (Conference Center & Hotel)	6.059	[6]	01/01/2060	4,861
158,824	WI Public Finance Authority (Conference Center & Hotel)	6.175	[6]	01/01/2059	4,985
163,176	WI Public Finance Authority (Conference Center & Hotel)	6.294	[6]	01/01/2058	5,148
167,527	WI Public Finance Authority (Conference Center & Hotel)	6.418	[6]	01/01/2057	5,311
151,210	WI Public Finance Authority (Conference Center & Hotel)	6.548	[6]	01/01/2056	4,819
154,473	WI Public Finance Authority (Conference Center & Hotel)	6.682	[6]	01/01/2055	4,949
157,737	WI Public Finance Authority (Conference Center & Hotel)	6.823	[6]	01/01/2054	5,081
163,176	WI Public Finance Authority (Conference Center & Hotel)	6.969	[6]	01/01/2053	5,287
165,352	WI Public Finance Authority (Conference Center & Hotel)	7.122	[6]	01/01/2052	5,389
127,277	WI Public Finance Authority (Conference Center & Hotel)	7.282	[6]	01/01/2051	4,175
129,453	WI Public Finance Authority (Conference Center & Hotel)	7.449	[6]	01/01/2050	4,273
133,804	WI Public Finance Authority (Conference Center & Hotel)	7.624	[6]	01/01/2049	4,446
135,980	WI Public Finance Authority (Conference Center & Hotel)	7.807	[6]	01/01/2048	4,551
155,561	WI Public Finance Authority (Conference Center & Hotel)	8.000	[6]	01/01/2047	5,246
865,000	WI Public Finance Authority (DHSEP/NMA/CAA/ HCA/HAA/HA/LV/MwA/WA/WHA Obligated Group)[1]	5.000		12/01/2052	876,574

107          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Wisconsin (Continued)
$9,780,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)[1]	5.000%		12/01/2045	$9,816,186
6,050,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)[1]	5.150		12/01/2050	6,104,813
6,790,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)[1]	5.350		12/01/2052	6,917,109
1,055,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.210	[6]	10/01/2042	532,142
6,657,500	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000		10/01/2042	6,779,665
2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)[5]	36.095	[6]	10/01/2042	41,200
520,000	WI Public Finance Authority (North Carolina Leadership Academy)[1]	5.000		06/15/2049	546,478
455,000	WI Public Finance Authority (North Carolina Leadership Academy)[1]	5.000		06/15/2054	474,711
660,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[1]	7.000		07/01/2031	660,587
1,480,000	WI Public Finance Authority (Traders Point Christian Schools)	5.375		06/01/2044	1,527,094
1,840,000	WI Public Finance Authority (Traders Point Christian Schools)	5.500		06/01/2054	1,895,274
7,720,000	WI Public Finance Authority (University of Kansas)[1]	5.000		03/01/2046	8,888,499
7,000,000	WI Public Finance Authority Charter School (Denver International Airport Great Hall)[1]	5.000		09/30/2049	7,984,480
2,500,000	WI Public Finance Authority Charter School (Envision Science Academy)	5.250		05/01/2046	2,516,725
1,120,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	5.750		07/15/2032	1,189,115
1,345,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	6.000		07/15/2042	1,423,023
1,910,000	WI Public Finance Authority Educational Facility (Ask Academy)[1]	6.000		02/01/2045	1,939,414
5,875,000	WI Public Finance Authority Educational Facility (Horizon Academy West Charter School)[1]	6.000		09/01/2045	6,032,097
10,960,000	WI Public Financing Authority Multifamily Hsg. (Trinity-Eagle’s Point)[1]	5.250		01/01/2052	11,774,438

					218,344,117
U.S. Possessions—12.9%
25,745,000	Northern Mariana Islands Commonwealth, Series B	5.000		10/01/2033	25,423,187
10,000	Puerto Rico Aqueduct & Sewer Authority, AGC	5.000		07/01/2025	10,283
19,468,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	19,662,680
8,130,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	8,272,275

108          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$10,000,000	Puerto Rico Aqueduct & Sewer Authority	5.250%		07/01/2042	$10,125,000
250,000	Puerto Rico Aqueduct & Sewer Authority	5.500		07/01/2028	256,250
25,035,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	25,723,462
3,325,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	3,366,562
13,645,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	13,815,562
37,380,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	38,501,400
8,650,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	8,789,784
33,540,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	34,172,900
96,100,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	97,913,407
28,000,000	Puerto Rico Children’s Trust Fund (TASC)	6.749	[6]	05/15/2050	3,907,400
127,450,000	Puerto Rico Children’s Trust Fund (TASC)	9.377	[6]	05/15/2055	8,614,345
285,000	Puerto Rico Commonwealth GO, AGC[11]	3.016		07/01/2020	284,732
1,500,000	Puerto Rico Commonwealth GO4	5.000		07/01/2024	1,113,750
2,550,000	Puerto Rico Commonwealth GO4	5.000		07/01/2033	1,584,187
1,660,000	Puerto Rico Commonwealth GO4	5.000		07/01/2034	1,232,550
10,000	Puerto Rico Commonwealth GO, AGC[1]	5.000		07/01/2034	10,210
6,765,000	Puerto Rico Commonwealth GO4	5.000		07/01/2041	4,152,019
450,000	Puerto Rico Commonwealth GO4	5.125		07/01/2031	333,000
2,000,000	Puerto Rico Commonwealth GO4	5.125		07/01/2037	1,242,500
5,000	Puerto Rico Commonwealth GO, AGC	5.250		07/01/2024	5,289
1,920,000	Puerto Rico Commonwealth GO4	5.250		07/01/2026	1,420,800
2,165,000	Puerto Rico Commonwealth GO4	5.250		07/01/2037	1,607,512
40,000	Puerto Rico Commonwealth GO4	5.500		07/01/2018	29,500
3,255,000	Puerto Rico Commonwealth GO4	5.500		07/01/2026	2,030,306
14,695,000	Puerto Rico Commonwealth GO4	5.500		07/01/2026	9,166,006
340,000	Puerto Rico Commonwealth GO4	5.500		07/01/2027	212,075
11,540,000	Puerto Rico Commonwealth GO4	5.750		07/01/2036	8,352,075
1,345,000	Puerto Rico Commonwealth GO, AGC	5.750		07/01/2037	1,392,653
3,000,000	Puerto Rico Commonwealth GO4	5.750		07/01/2038	2,227,500
65,250,000	Puerto Rico Commonwealth GO4	5.750		07/01/2041	47,224,687
2,625,000	Puerto Rico Commonwealth GO4	6.000		07/01/2035	1,899,844
9,265,000	Puerto Rico Commonwealth GO4	6.000		07/01/2039	6,856,100
12,250,000	Puerto Rico Commonwealth GO4	6.000		07/01/2039	9,141,562
14,550,000	Puerto Rico Commonwealth GO4	6.500		07/01/2037	10,857,937
13,000,000	Puerto Rico Commonwealth GO4	6.500		07/01/2040	9,408,750
480,000	Puerto Rico Electric Power Authority[4]	7.000		07/01/2040	378,600
9,080,000	Puerto Rico Electric Power Authority[4]	7.000		07/01/2043	7,161,850
160,000	Puerto Rico Electric Power Authority[4]	7.250		07/01/2030	126,200
3,100,000	Puerto Rico Electric Power Authority, Series A4	5.000		07/01/2029	2,356,000
11,925,000	Puerto Rico Electric Power Authority, Series A4	5.050		07/01/2042	9,063,000
1,501,705	Puerto Rico Electric Power Authority, Series A-4[4]	10.000		07/01/2019	1,298,975
40,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2021	30,500
40,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2022	30,500
10,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2023	7,625
4,570,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2026	3,484,625
2,600,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2028	1,982,500
445,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2029	339,313
95,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2030	72,438

109          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$1,501,705	Puerto Rico Electric Power Authority, Series B-4[4]	10.000%		07/01/2019	$1,298,975
310,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.000		07/01/2022	235,600
35,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.000		07/01/2024	26,600
20,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.000		07/01/2025	15,200
285,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.000		07/01/2027	216,600
540,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.000		07/01/2028	410,400
2,570,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.250		07/01/2027	1,959,625
185,000	Puerto Rico Electric Power Authority, Series DDD[4]	5.000		07/01/2022	140,600
1,629,052	Puerto Rico Electric Power Authority, Series E-1[4]	10.000		01/01/2021	1,413,203
1,629,051	Puerto Rico Electric Power Authority, Series E-2[4]	10.000		07/01/2021	1,413,202
543,017	Puerto Rico Electric Power Authority, Series E-2[4]	10.000		01/01/2022	471,067
543,018	Puerto Rico Electric Power Authority, Series E-4[4]	10.000		07/01/2022	471,068
15,000	Puerto Rico Electric Power Authority, Series NN4	5.500		07/01/2020	11,531
170,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2017	128,350
20,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2018	15,100
5,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2020	3,800
55,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2021	41,800
210,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2022	159,600
280,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2023	212,800
15,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2024	11,400
895,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2026	680,200
1,990,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2027	1,512,400
3,680,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2032	2,796,800
390,000	Puerto Rico Electric Power Authority, Series UU4	1.159	[10]	07/01/2017	274,463
7,905,000	Puerto Rico Electric Power Authority, Series UU, AGC	5.000		07/01/2026	8,122,862
22,000,000	Puerto Rico Electric Power Authority, Series VV, NPFGC	5.250		07/01/2033	23,347,500
465,000	Puerto Rico Electric Power Authority, Series VV, NPFGC	5.250		07/01/2035	490,989
415,000	Puerto Rico Electric Power Authority, Series WW4	5.250		07/01/2033	316,438
85,000	Puerto Rico Electric Power Authority, Series WW4	5.375		07/01/2022	65,131
390,000	Puerto Rico Electric Power Authority, Series WW4	5.375		07/01/2024	298,838
60,000	Puerto Rico Electric Power Authority, Series WW4	5.500		07/01/2021	46,125
605,000	Puerto Rico Electric Power Authority, Series WW4	5.500		07/01/2038	465,094
10,000	Puerto Rico Electric Power Authority, Series XX4	5.250		07/01/2026	7,625
845,000	Puerto Rico Electric Power Authority, Series XX4	5.250		07/01/2027	644,313
2,660,000	Puerto Rico Electric Power Authority, Series XX4	5.250		07/01/2035	2,028,250
28,430,000	Puerto Rico Electric Power Authority, Series XX4	5.250		07/01/2040	21,677,875
18,575,000	Puerto Rico Electric Power Authority, Series XX4	5.750		07/01/2036	14,279,531
190,000	Puerto Rico Electric Power Authority, Series ZZ4	4.625		07/01/2025	142,975
820,000	Puerto Rico Electric Power Authority, Series ZZ4	5.000		07/01/2017	619,100
95,000	Puerto Rico Electric Power Authority, Series ZZ4	5.000		07/01/2021	72,200
850,000	Puerto Rico Electric Power Authority, Series ZZ4	5.000		07/01/2022	646,000
215,000	Puerto Rico Electric Power Authority, Series ZZ4	5.000		07/01/2024	163,400
10,000	Puerto Rico Electric Power Authority, Series ZZ4	5.000		07/01/2026	7,600
25,000	Puerto Rico Electric Power Authority, Series ZZ4	5.250		07/01/2021	19,063
50,000	Puerto Rico Electric Power Authority, Series ZZ4	5.250		07/01/2022	38,125

110          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$275,000	Puerto Rico Electric Power Authority, Series ZZ4	5.250%	07/01/2025	$209,688
1,135,000	Puerto Rico Electric Power Authority, Series ZZ4	5.250	07/01/2026	865,438
215,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.000	07/01/2023	220,706
45,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.000	07/01/2027	46,235
1,360,000	Puerto Rico Highway & Transportation Authority[4]	5.000	07/01/2028	1,118,600
2,175,000	Puerto Rico Highway & Transportation Authority[4]	5.000	07/01/2028	258,281
250,000	Puerto Rico Highway & Transportation Authority, NPFGC[1]	5.000	07/01/2029	252,200
1,035,000	Puerto Rico Highway & Transportation Authority[4]	5.000	07/01/2035	851,287
7,895,000	Puerto Rico Highway & Transportation Authority[4]	5.300	07/01/2035	6,493,637
25,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.500	07/01/2023	26,975
5,000,000	Puerto Rico Highway & Transportation Authority[4]	5.500	07/01/2029	4,112,500
3,250,000	Puerto Rico Highway & Transportation Authority[4]	5.500	07/01/2030	2,673,125
350,000	Puerto Rico Highway & Transportation Authority, FGIC[12]	5.750	07/01/2021	289,625
9,000,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.750	07/01/2022	9,358,200
605,000	Puerto Rico Highway & Transportation Authority, Series H4	5.450	07/01/2035	213,262
4,715,000	Puerto Rico Highway & Transportation Authority, Series M4	5.000	07/01/2046	1,662,037
5,000,000	Puerto Rico Infrastructure[4]	5.000	07/01/2031	1,137,500
3,000,000	Puerto Rico Infrastructure[4]	5.000	07/01/2037	682,500
7,300,000	Puerto Rico Infrastructure (Mepsi Campus)[4]	6.500	10/01/2037	1,478,250
25,000	Puerto Rico Infrastructure Financing Authority, AGC[1]	5.000	07/01/2041	25,380
5,600,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	5,747,000
4,050,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.000	07/01/2033	4,251,123
300,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2020	296,250
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2021	98,500
3,870,000	Puerto Rico Public Buildings Authority[4]	5.000	07/01/2032	3,231,450
150,000	Puerto Rico Public Buildings Authority[4]	5.000	07/01/2037	125,250
100,000	Puerto Rico Public Buildings Authority[4]	5.250	07/01/2023	72,750
73,395,000	Puerto Rico Public Buildings Authority[4]	5.250	07/01/2042	53,394,863
383,024	Puerto Rico Public Buildings Authority, AMBAC	5.500	07/01/2021	394,239
260,000	Puerto Rico Public Buildings Authority[4]	5.500	07/01/2023	213,200
200,000	Puerto Rico Public Buildings Authority[4]	5.500	07/01/2037	167,500
5,860,000	Puerto Rico Public Buildings Authority[4]	5.625	07/01/2039	4,951,700
12,845,000	Puerto Rico Public Buildings Authority[4]	5.750	07/01/2022	10,661,350
7,000,000	Puerto Rico Public Buildings Authority[4]	5.875	07/01/2039	5,845,000
8,825,000	Puerto Rico Public Buildings Authority[4]	6.000	07/01/2041	7,457,125
12,000,000	Puerto Rico Public Buildings Authority[4]	6.125	07/01/2023	10,320,000
5,100,000	Puerto Rico Public Buildings Authority[4]	6.250	07/01/2026	4,309,500
4,980,000	Puerto Rico Public Buildings Authority[4]	6.750	07/01/2036	4,320,150

111          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$1,515,000	Puerto Rico Public Buildings Authority, Series D4	5.250%		07/01/2036	$1,268,813
49,020,000	Puerto Rico Public Finance Corp., Series B4	5.500		08/01/2031	2,941,200
9,944,256	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.242	[6]	08/01/2043	7,234,446
11,108,275	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.252	[6]	08/01/2042	8,081,270
4,359,223	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.264	[6]	08/01/2041	3,171,335
3,274,529	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.330	[6]	08/01/2043	450,248
3,657,898	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.344	[6]	08/01/2042	502,961
1,435,428	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.359	[6]	08/01/2041	197,371
6,929,000	Puerto Rico Sales Tax Financing Corp., Series A	4.839	[6]	07/01/2031	4,365,339
7,799,000	Puerto Rico Sales Tax Financing Corp., Series A	5.090	[6]	07/01/2033	4,384,442
2,886,000	Puerto Rico Sales Tax Financing Corp., Series A-1	3.973	[6]	07/01/2024	2,475,611
5,519,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.259	[6]	07/01/2027	4,244,111
11,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	4.500		07/01/2034	11,378
2,892,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	4.550		07/01/2040	2,900,965
11,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.560	[6]	07/01/2029	7,746
31,297,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	4.750		07/01/2053	30,680,449
56,654,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	5.000		07/01/2058	56,792,802
150,103,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.760	[6]	07/01/2046	34,673,793
111,236,000	Puerto Rico Sales Tax Financing Corp., Series A-1	6.011	[6]	07/01/2051	18,961,289
51,599,000	Puerto Rico Sales Tax Financing Corp., Series A-2[1]	4.550		07/01/2040	49,665,069
876,000	Puerto Rico Sales Tax Financing Corp., Series A-2[1]	4.750		07/01/2053	824,544
14,781,000	Puerto Rico Sales Tax Financing Corp., Series A-2[1]	5.000		07/01/2058	14,208,236
50,000	University of Puerto Rico, Series P	5.000		06/01/2021	49,938
100,000	University of Puerto Rico, Series P	5.000		06/01/2022	99,750
5,260,000	University of Puerto Rico, Series P	5.000		06/01/2030	5,115,350
1,025,000	University of Puerto Rico, Series Q	5.000		06/01/2036	986,563
					936,218,980
Total Municipal Bonds and Notes (Cost $8,001,631,397)					8,014,841,916
Corporate Bonds and Notes—0.0%
678,688	TX German Pellets Series Secured Note Series 2016[1,5,13]	8.000		03/29/2020	678,688
711,565	TX German Pellets Series Secured Note Series 2016[1,5,13]	8.000		03/29/2020	711,565
Total Corporate Bonds and Notes (Cost $1,390,253)					1,390,253
Corporate Loans—0.0%
7,000,000	Aspen Power Senior Secured Bridge Promissory Note[4,5,13]	9.000	[10]	11/15/2019	520,727

112          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Corporate Loans (Continued)
3,500,000	Aspen Power Senior Secured Bridge Promissory Note[4,5,13]	9.000	% [10]	11/15/2019	$260,364
6,000,000	Aspen Power Senior Secured Bridge Promissory Note[4,5,13]	9.000	[10]	11/15/2019	446,338
2,750,000	Aspen Power Senior Secured Bridge Promissory Note[4,5,13]	9.000	[10]	11/15/2019	204,571
Total Corporate Loans (Cost $19,250,000)					1,432,000
Shares
Common Stocks—0.0%
7,679	Delta Air Lines, Inc.[13]				468,726
2,919	General Motors Co.[13]				117,752
Total Common Stocks (Cost $54,137)					586,478
Total Investments, at Value (Cost $8,022,325,787)—110.2%					8,018,250,647
Net Other Assets (Liabilities)—(10.2)					(742,874,121)
Net Assets—100.0%					$7,275,376,526

Footnotes to Schedule of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

5. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

6. Zero coupon bond reflects effective yield on the original acquisition date.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

8. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

9. Interest or dividend is paid-in-kind, when applicable.

10. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

11. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

12. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

13. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

AAC	Auto Aerated Concrete
AAD	AHFO-Arbors at Denton
AAHI	AHFO-Arbors at Huntsville I

113          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

AAHII	AHFO-Arbors at Huntsville II
AE	American Eagle
AGC	Assured Guaranty Corp.
AHFP	Atlantic Housing Foundation Properties
AMBAC	AMBAC Indemnity Corp.
AMG	Aurora Medical Group
APH	AHFO-Palm House
ASchH	Advantage School of Hillsborough
ASU	Arizona State University
AWHC	AHFO-Windover Health Club
BethH	Bethesda Hospital
BHI	Baptist Homes of Indiana
BHlth	Bethesda Health
BHM	Baptist Hospital of Miami
BHSF	Baptist Health South Florida
BOS	Baptist Outpatient Services
BVHF	Blanchard Valley Health Foundation
BVRHC	Blanchard Valley Regional Health Care
CAA	Cooks Avenue Affordable
CAM&S	Channelside Academy of Math & Science
CAMS	Channelside Academy Middle School
CDA	Communities Devel. Authority
CDHA	Central Dupage Hospital Association
CDHS	Central Dupage Health System
CHCC	Community Hospitals of Central California
CHF	City Hospital Foundation
CHSTX	Children’s Health System of Texas
CMCD	Children’s Medical Center of Dallas
CMCtrF	Children’s Medical Center Foundation
COFINA	Corporación del Fondo de Interés Apremiante
COHF	Collegiate Housing Foundation
COHS	Community Health Service
COP	Certificates of Participation
CVHC	Conneaut Valley Health Center
DA	Dormitory Authority
DHSEP	Dogwoood Housing Southeast Portfolio
DrsH	Doctors Hospital
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
EFC	Environmental Facilities Corp.
ELGS	Evangelical Lutheran Good Samaritan
ELGSF	Evangelical Lutheran Good Samaritan Foundation
ELGSS	Evangelical Lutheran Good Samaritan Society
FBA	FFAH Beaumont Avenue
FCHMC	Fresno Community Hospital & Medical Center
FCIM	French Creek Internal Medicine
FCP	FFAH Coleridge Road
FFC	FFAH Franklin Court

114          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

FGC	FFAH Glendale Court
FGIC	Financial Guaranty Insurance Co.
FHlth	Fishermen’s Health
FJC	FFAH Johnson Court
FJeffC	FFAH Jefferson Court
FMN	FFAH Market North
FNC&M	FFAH North Carolina and Missouri
FP1	FFAH Plaza 1
FP2	FFAH Plaza 2
FRB	FFAH Riverview Bend
FTS	FFAH Tucker Street
GO	General Obligation
GSSH	Good Samaritan Society HCBS
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HA	Heatherwood Affordable
HAA	Hidden Acres Affordable
HCA	Hickory Creek Affordable
HCCO	Homecare Connections
HCrawC	Hospice of Crawford County
HDA	Hospital Devel. Authority
HDC	Housing Devel. Corp.
HE&HFB	Higher Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HFHS	Henry Ford Health System
HFMHCT	Henry Ford Macomb Hospital Corp.-Clinton Township
HFWH	Henry Ford Wyandotte Hospital
HHI	Homestead Hospital
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
IAS	Independence Academy of Schools
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KGC	Kuakini Geriatric Care
KHS	Kuakini Health System
KMC	Kuakini Medical Center
KSS	Kuakini Support Services
L.I.	Long Island
LV	Lakeview Affordable
M-WHOUPMC	Magee-Womens Hospital of UPMC
MarH	Mariners Hospital
MMedC	Meadville Medical Center
MMedCF	Meadville Medical Center Foundation
MPS	Meadville Physician Services

115          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

MRC	Methodist Retirement Communities
MTA	Metropolitan Transportation Authority
MwA	Mary Washington Hospital
NCCD	National Campus and Community Development
NCCU	North Carolina Central University
NMA	New Main Affordable
NPFGC	National Public Finance Guarantee Corp.
NTE	North Tarrant Express
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PAS	Presence Ambulatory Services
PBH	Presence Behavioral Health
PC&SHN	Presence Central & Suburban Hospitals Network
PCHN	Presence Chicago Hospitals Network
PCTC	Presence Care Transformation Corp.
PHCr	Presence Home Care
PHFBT	Presence Health Food Foundation Board of Trustees
PHN	Presence Health Network
PHS	Pinnacle Health System
PLC	Presence Life Connections
PSSC	Presence Senior Services—Chicagoland
PV-ERU	Park Valley-Equivalent Residentail Unit
RBM	Rocketship Brilliant Minds
RDP	Rocketship Discovery Prep
RE	Rocketship Education
Res Rec	Resource Recovery Facility
REW	Rocketship Education Wisconsin
RLSA	Rocketship Los Suenos Academy
RMS	Rocketship Mateo Sheedy
RNNE	Rocketship Nashville Northeast Elementary
RRCP	Rocketship Redwood City Prep
RSA	Rocketship Spark Academy
RSCP	Rocketship Southside Community Prep
RSSPA	Rocketship Si Se Puede Academy
SMH	South Miami Hospital
TAH	Titusville Area Hospital
TAHC	Titusville Area Health Center
TAHCF	Titusville Area Health Foundation
TAHS	Titusville Area Health Service
TASC	Tobacco Settlement Asset-Backed Bonds
UDC	Urban Development Corporation
UMEP	UME Preparatory Academy
UPMC	University of Pittsburgh Medical Center
UPMC-P	UPMC-P
UPMC-PS	UPMC Presbyterian Shadyside
UPMC-SM	UPMC St. Margaret
VOA	Volunteers of America
WA	Westlake Affordable
WAFMH	W A Foote Memorial Hospital

116          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

WHA	Weeden Heights Affordable
WICF	W.I. Cook Foundation
WKBP	West Kendall Baptist Hospital

See accompanying Notes to Financial Statements.

117          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES

	August 31, 2019 (Unaudited)	July 31, 2019
Assets
Investments, at value (cost $8,144,200,460 (Unaudited) and $8,022,325,787)—see accompanying schedule of investments	$8,319,092,512	$8,018,250,647
Cash	24,347,849	2,613,884
Receivables and other assets:
Interest and dividends	87,080,322	77,353,362
Shares of beneficial interest sold	9,803,611	12,701,975
Investments sold	8,939,067	27,292,983
Other	2,029,845	2,284,148
Total assets	8,451,293,206	8,140,496,999

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued	772,305,000	772,755,000
Payable for borrowings	—	22,100,000
Investments purchased	31,824,205	52,502,295
Shares of beneficial interest redeemed	5,669,553	6,112,778
Dividends	3,842,813	5,963,574
Distribution and service plan fees	1,616,148	1,595,899
Transfer and shareholder servicing agent fees	1,041,230	792,449
Trustees’ compensation	592,081	578,156
Advisory fees	147,513	2,472,648
Shareholder communications	46,523	34,750
Interest expense on borrowings	17,846	8,197
Administration fees	5,883	262
Other	223,687	204,465
Total liabilities	817,332,482	865,120,473

Net Assets	$7,633,960,724	$7,275,376,526

Composition of Net Assets
Shares of beneficial interest	$8,816,088,741	$8,630,418,938
Total accumulated loss	(1,182,128,017)	(1,355,042,412)
Net Assets	$7,633,960,724	$7,275,376,526

118          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

	August 31, 2019 (Unaudited)	July 31, 2019
Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $3,980,583,903 and 498,138,972 at August 31, 2019 (Unaudited) and $3,825,645,652 and 490,036,328 at July 31, 2019)	$7.99	$7.81

Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$8.34	$8.16

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding of $1,037,095,257 and 130,386,148 at August 31, 2019 (Unaudited) and $1,019,083,783 and 131,140,177 at July 31, 2019)	$7.95	$7.77

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $2,616,235,635 and 327,770,044 at August 31, 2019 (Unaudited) and $2,430,626,845 and 311,693,113 at July 31, 2019)	$7.98	$7.80

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $10,361 and 1,297 at August 31, 2019 (Unaudited) and $10,123 and 1,297 at July 31, 2019)	$7.99	$7.80

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $35,568 and 4,453 at August 31, 2019 (Unaudited) and $10,123 and 1,297 at July 31, 2019)	$7.99	$7.80

See accompanying Notes to Financial Statements.

119          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF

OPERATIONS

	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019
Investment Income
Interest	$28,991,963	$376,495,560
Dividends	—	15,591
Total investment income	28,991,963	376,511,151

Expenses
Advisory fees	2,241,307	23,822,605
Administration fees	89,391	85,245
Distribution and service plan fees:
Class A	827,427	8,083,001
Class C	788,741	10,938,811
Transfer and shareholder servicing agent fees:
Class A	221,750	3,045,571
Class C	58,718	1,147,846
Class Y	143,398	1,825,055
Class R5	1	1
Class R6	1	1
Shareholder communications:
Class A	6,159	45,310
Class C	1,631	22,662
Class Y	3,983	31,961
Interest expense and fees on short-term floating rate notes issued	1,284,410	20,184,993
Borrowing fees	385,285	7,016,901
Interest expense on borrowings	17,846	1,466,338
Trustees’ compensation	5,251	85,864
Custodian fees and expenses	2,947	96,459
Other	24,902	2,545,774
Total expenses	6,103,148	80,444,398
Net Investment Income	22,888,815	296,066,753
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (includes net gains from securities sold to affiliates of $0 (Unaudited) and $3,142, respectively)	(4,795,999)	(194,746,898)
Net change in unrealized appreciation on investment transactions	178,967,192	595,643,647
Net Increase in Net Assets Resulting from Operations	$197,060,008	$696,963,502

See accompanying Notes to Financial Statements.

120          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$22,888,815	$296,066,753	$276,050,998
Net realized loss	(4,795,999)	(194,746,898)	(137,548,911)
Net change in unrealized appreciation/(depreciation)	178,967,192	595,643,647	210,391,735
Net increase in net assets resulting from operations	197,060,008	696,963,502	348,893,822

Dividends and/or Distributions to Shareholders[1]
Distributions to shareholders from distributable earnings:
Class A	(12,628,841)	(146,096,755)	(159,145,298)
Class B	—	—	(329,684)
Class C	(2,786,707)	(46,788,387)	(56,369,148)
Class Y	(8,729,927)	(93,038,150)	(74,938,103)
Class R5	(35)	(86)	—
Class R6	(103)	(86)	—
Total distributions from distributable earnings	(24,145,613)	(285,923,464)	(290,782,233)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	64,391,868	453,950,332	(46,720,186)
Class B	—	—	(14,915,107)
Class C	(6,005,432)	(287,744,063)	(79,703,206)
Class Y	127,258,533	477,395,184	470,600,102
Class R5	—	10,000	—
Class R6	24,834	10,000	—
Total beneficial interest transactions	185,669,803	643,621,453	329,261,603

Net Assets
Total increase	358,584,198	1,054,661,491	387,373,192
Beginning of period	7,275,376,526	6,220,715,035	5,833,341,843
End of period	$7,633,960,724	$7,275,376,526	$6,220,715,035

1. Securities Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended July 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements.

121          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF

CASH FLOWS

	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019
Cash Flows from Operating Activities
Net increase in net assets from operations	$197,060,008	$696,963,502
Adjustments to reconcile net change in net assets from operations to net cash provided operating activities:
Purchase of investment securities	(180,686,910)	(3,631,194,667)
Proceeds from disposition of investment securities	59,077,521	3,168,722,617
Short-term investment securities, net	(4,144,293)	(43,054,135)
Premium amortization	3,505,863	48,091,481
Discount accretion	(4,422,853)	(88,496,551)
Net realized loss on investment transactions	4,795,999	194,746,898
Net change in unrealized appreciation/depreciation on investment transactions	(178,967,192)	(595,643,647)
Change in assets:
Decrease in other assets	254,303	80,294
Increase in interest receivable	(9,726,960)	(8,693,162)
Decrease in receivable for securities sold	18,353,916	65,087,264
Change in liabilities:
Increase/Decrease in other liabilities	(1,995,915)	3,772,797
Decrease in payable for securities purchased	(20,678,090)	(138,636,499)
Net cash used in operating activities	(117,574,603)	(328,253,808)

Cash Flows from Financing Activities
Proceeds from borrowings	33,800,000	1,460,500,000
Payments on borrowings	(55,900,000)	(1,571,300,000)
Proceeds from TOB Trusts	455,000	513,985,000
Repayments of TOB Trusts	(905,000)	(425,155,000)
Proceeds from shares sold	276,555,246	2,394,049,312
Payments on shares redeemed	(111,277,499)	(2,002,321,379)
Cash distributions paid	(3,419,179)	(39,324,737)

Net cash provided by financing activities	139,308,568	330,433,196
Net increase in cash	21,733,965	2,179,388
Cash, beginning balance	2,613,884	434,496
Cash, ending balance	$24,347,849	$2,613,884

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $22,847,195 (Unaudited) and $245,662,405.

Cash paid for interest on borrowings—$8,197 (Unaudited) and $1,540,495

Cash paid for interest on short-term floating rate notes issued— $1,284,410 (Unaudited) and $20,184,993

See accompanying Notes to Financial Statements.

122          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$7.81	$7.34	$7.27	$7.37	$6.86	$7.01
Income (loss) from investment operations:
Net investment income[1]	0.02	0.35	0.36	0.39	0.46	0.51
Net realized and unrealized gain (loss)	0.19	0.45	0.08	(0.07)	0.52	(0.18)
Total from investment operations	0.21	0.80	0.44	0.32	0.98	0.33
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.33)	(0.37)	(0.42)	(0.47)	(0.48)
Net asset value, end of period	$7.99	$7.81	$7.34	$7.27	$7.37	$6.86

Total Return, at Net Asset Value[2]	2.63%	11.26%	6.34%	4.47%	14.91%	4.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,980,584	$3,825,646	$3,164,888	$3,182,443	$3,245,013	$2,968,690
Average net assets (in thousands)	$3,914,230	$3,260,474	$3,060,512	$3,159,138	$3,064,632	$3,258,788
Ratios to average net assets:[3]
Net investment income	3.62%	4.64%	4.94%	5.36%	6.54%	7.19%
Expenses excluding specific expenses listed below	0.70%	0.76%	0.81%	0.75%	0.74%	0.74%
Interest and fees from borrowings	0.06%	0.13%	0.15%	0.13%	0.09%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.20%	0.31%	0.08%	0.18%	0.17%	0.17%
Total expenses	0.96%	1.20%	1.04%	1.06%	1.00%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%	1.20%	1.04%	1.06%	1.00%	0.99%
Portfolio turnover rate[5]	1%	34%	34%	29%	20%	16%

123          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

124          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Class C	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$7.77	$7.31	$7.24	$7.35	$6.83	$6.99
Income (loss) from investment operations:
Net investment income[1]	0.02	0.30	0.31	0.33	0.41	0.46
Net realized and unrealized gain (loss)	0.18	0.45	0.09	(0.07)	0.53	(0.20)
Total from investment operations	0.20	0.75	0.40	0.26	0.94	0.26
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.29)	(0.33)	(0.37)	(0.42)	(0.42)
Net asset value, end of period	$7.95	$7.77	$7.31	$7.24	$7.35	$6.83

Total Return, at Net Asset Value[2]	2.59%	10.45%	5.68%	3.74%	14.13%	3.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,037,095	$1,019,084	$1,231,057	$1,301,304	$1,375,239	$1,234,906
Average net assets (in thousands)	$1,035,512	$1,215,006	$1,231,693	$1,327,082	$1,289,508	$1,344,166
Ratios to average net assets:[3]
Net investment income	2.97%	3.98%	4.29%	4.66%	5.80%	6.43%
Expenses excluding specific expenses listed below	1.35%	1.42%	1.46%	1.47%	1.49%	1.50%
Interest and fees from borrowings	0.06%	0.13%	0.15%	0.13%	0.09%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.20%	0.31%	0.08%	0.18%	0.17%	0.17%
Total expenses	1.61%	1.86%	1.69%	1.78%	1.75%	1.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.61%	1.86%	1.69%	1.78%	1.75%	1.75%
Portfolio turnover rate[5]	1%	34%	34%	29%	20%	16%

125          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

126          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Class Y	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$7.80	$7.33	$7.26	$7.37	$6.85	$7.00
Income (loss) from investment operations:
Net investment income[1]	0.03	0.37	0.38	0.39	0.47	0.52
Net realized and unrealized gain (loss)	0.18	0.45	0.08	(0.06)	0.53	(0.18)
Total from investment operations	0.21	0.82	0.46	0.33	1.00	0.34
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.35)	(0.39)	(0.44)	(0.48)	(0.49)
Net asset value, end of period	$7.98	$7.80	$7.33	$7.26	$7.37	$6.85

Total Return, at Net Asset Value[2]	2.66%	11.55%	6.61%	4.66%	15.10%	4.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,616,236	$2,430,627	$1,824,770	$1,334,351	$920,958	$692,717
Average net assets (in thousands)	$2,535,628	$1,966,765	$1,381,976	$1,061,569	$804,978	$700,339
Ratios to average net assets:[3]
Net investment income	3.87%	4.89%	5.19%	5.40%	6.68%	7.33%
Expenses excluding specific expenses listed below	0.45%	0.51%	0.56%	0.57%	0.59%	0.59%
Interest and fees from borrowings	0.06%	0.13%	0.15%	0.13%	0.09%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.20%	0.31%	0.08%	0.18%	0.17%	0.17%
Total expenses	0.71%	0.95%	0.79%	0.88%	0.85%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.95%	0.79%	0.88%	0.85%	0.84%
Portfolio turnover rate[5]	1%	34%	34%	29%	20%	16%

127          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

128          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Class R5	One Month Ended August 31, 2019 (Unaudited)	Period Ended July 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$7.80	$7.71
Income (loss) from investment operations:
Net investment income[2]	0.03	0.07
Net realized and unrealized gain	0.19	0.08
Total from investment operations	0.22	0.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.06)
Net asset value, end of period	$7.99	$7.80

Total Return, at Net Asset Value[3]	2.79%	2.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$10
Average net assets (in thousands)	$10	$10
Ratios to average net assets:[4]
Net investment income	3.83%	4.93%
Expenses excluding specific expenses listed below	0.49%	0.47%
Interest and fees from borrowings	0.06%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.20%	0.31%
Total expenses	0.75%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.91%
Portfolio turnover rate[6]	1%	34%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

129          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class R6	One Month Ended August 31, 2019 (Unaudited)	Period Ended July 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$7.80	$7.71
Income (loss) from investment operations:
Net investment income[2]	0.03	0.07
Net realized and unrealized gain	0.19	0.08
Total from investment operations	0.22	0.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.06)
Net asset value, end of period	$7.99	$7.80

Total Return, at Net Asset Value[3]	2.79%	2.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36	$10
Average net assets (in thousands)	$31	$10
Ratios to average net assets:[4]
Net investment income	3.90%	4.93%
Expenses excluding specific expenses listed below	0.42%	0.47%
Interest and fees from borrowings	0.06%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.20%	0.31%
Total expenses	0.68%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.91%
Portfolio turnover rate[6]	1%	34%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

130          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2019 (Unaudited) and July 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Rochester High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Rochester High Yield Municipal Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R5 and Class R6 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek tax-free income.

Effective August 31, 2019, the Fund changed its fiscal year end from July 31 to February 28.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest

131          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the

132          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principals generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table for the fiscal year ended July 31, 2019 represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

133          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$279,275,208	$—	$1,503,808,507	$123,974,234

1. At July 31, 2019, the Fund had $1,503,808,507 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $35,463,515 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period ended July 31, 2019. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Total Accumulated Loss

$31,743,397	$31,743,397

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2019	Year Ended July 31, 2018

Distributions paid from:
Exempt-interest dividends	$272,655,911	$282,958,494
Ordinary income	13,267,553	7,823,739

Total	$285,923,464	$290,782,233

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

134          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

	One Month Ended August 31, 2019 (Unaudited)		Year Ended July 31, 2019

Federal tax cost of securities	$7,375,317,895	[1]	$7,372,754,349[2]

Gross unrealized appreciation	$720,831,192		$574,187,767
Gross unrealized depreciation	(545,939,140)		(698,162,001)

Net unrealized appreciation/(depreciation)	$174,892,052		$(123,974,234)

1. The Federal tax cost of securities does not include cost of $768,882,565, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 1.

2. The Federal tax cost of securities does not include cost of $769,470,532, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 1.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market

135          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

J.

Cash and Cash Equivalents - For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

K.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater

136          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Payable for short-term floating rate notes issued” on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of “Interest expense and fees on short-term floating rate notes issued” on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the

137          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim. The Fund will seek to gain exposure to Regulation S securities primarily through an investment in the Subsidiary. Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

138          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fee Schedule*

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $10 billion	0.35
Over $11 billion	0.34

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the one month ended August 31, 2019 (Unaudited), the effective annualized advisory fees incurred by the Fund was 0.35% and for the year ended July 31, 2019, the effective advisory fees incurred by the Fund was 0.37%.

From August 1, 2018 until the date of the Reorganization, the Acquired Fund paid $19,001,478 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.82%, 1.47%, 0.57%, 0.52% and 0.47%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/ or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees

139          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

During the one-month period ended August 31, 2019 (Unaudited) and one-year period ended July 31, 2019, the Adviser and OFI Global Asset Management, Inc. did not waive fees and/or reimburse the Fund or Acquired Fund, respectively in relation to this arrangement.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the one-month period ended August 31, 2019 (Unaudited) and the year ended July 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the one-month ended August 31, 2019 (Unaudited) and the year ended July 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C, pays IDI compensation at the annual rate of 0.90% of the average daily net assets of Class C. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the one-month period ended August 31, 2019 (Unaudited) and the year ended July 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded

140          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the one-month ended August 31, 2019 (Unaudited), IDI advised the Fund that IDI retained $24,783 in front-end sales commissions from the sale of Class A shares and $780 and $8,668 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended July 31, 2019, IDI advised the Fund that IDI retained $85,250 in front-end sales commissions from the sale of Class A shares and $2,194 and $14,034 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $483,597 in front–end sales commissions from the sale of Class A shares and $43,046 and $66,441 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value

141          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

received upon actual sale of those investments.

The following is a summary of the tiered valuation input levels, as of August 31, 2019 (Unaudited).

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$350,338,153	$—	$350,338,153
Alaska	—	18,975,451	107,500	19,082,951
Arizona	—	154,642,213	5,632,165	160,274,378
Arkansas	—	—	3,682,850	3,682,850
California	—	981,055,428	7,296,900	988,352,328
Colorado	—	310,111,873	5,669,100	315,780,973
Connecticut	—	51,193,041	150,400	51,343,441
Delaware	—	1,100,462	—	1,100,462
District of Columbia	—	292,515,332	—	292,515,332
Florida	—	413,310,613	101,576,913	514,887,526
Georgia	—	118,606,954	—	118,606,954
Hawaii	—	31,985,242	—	31,985,242
Idaho	—	2,971,901	—	2,971,901
Illinois	—	410,843,417	15,725,204	426,568,621
Indiana	—	177,680,978	—	177,680,978
Iowa	—	13,353,819	58,000	13,411,819
Kansas	—	626,110	1,628,586	2,254,696
Kentucky	—	26,200,842	—	26,200,842
Louisiana	—	26,881,172	—	26,881,172
Maine	—	21,668,911	—	21,668,911
Maryland	—	71,070,414	—	71,070,414
Massachusetts	—	80,569,686	—	80,569,686
Michigan	—	244,153,558	—	244,153,558
Minnesota	—	52,989,475	—	52,989,475
Mississippi	—	36,376,800	—	36,376,800
Missouri	—	56,376,383	15,383,994	71,760,377
Montana	—	—	860,575	860,575
Nebraska	—	3,551,300	—	3,551,300
Nevada	—	93,662,997	—	93,662,997
New Hampshire	—	13,001,603	—	13,001,603
New Jersey	—	129,436,831	—	129,436,831
New Mexico	—	3,809,365	—	3,809,365
New York	—	923,500,898	—	923,500,898
North Carolina	—	26,493,215	—	26,493,215
North Dakota	—	6,396,910	—	6,396,910
Ohio	—	538,540,567	—	538,540,567
Oklahoma	—	4,100,333	—	4,100,333
Oregon	—	26,316,580	—	26,316,580

142          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Pennsylvania	$—	$228,494,343	$4,569,232	$233,063,575
Rhode Island	—	19,227,650	—	19,227,650
South Carolina	—	70,047,460	11,552,447	81,599,907
Tennessee	—	37,595,927	—	37,595,927
Texas	—	633,348,164	12,759,346	646,107,510
Utah	—	61,611,080	—	61,611,080
Vermont	—	4,441,842	—	4,441,842
Virginia	—	50,488,573	965,040	51,453,613
Washington	—	66,669,340	—	66,669,340
West Virginia	—	61,314,162	—	61,314,162
Wisconsin	—	218,694,736	581,200	219,275,936
U.S. Possessions	—	961,176,130	—	961,176,130
Corporate Bonds and Notes	—	—	1,390,253	1,390,253
Corporate Loans	—	—	1,432,000	1,432,000
Common Stocks	552,573	—	—	552,573

Total Assets	$552,573	$8,127,518,234	$191,021,705	$8,319,092,512

The following is a summary of the tiered valuation input levels, as of July 31, 2019.
	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$338,568,892	$—	$338,568,892
Alaska	—	18,883,943	107,500	18,991,443
Arizona	—	147,854,331	5,592,024	153,446,355
Arkansas	—	—	3,682,850	3,682,850
California	—	951,311,870	7,296,900	958,608,770
Colorado	—	290,408,104	5,669,100	296,077,204
Connecticut	—	40,570,655	150,400	40,721,055
Delaware	—	1,100,242	—	1,100,242
District of Columbia	—	279,030,144	—	279,030,144
Florida	—	399,181,626	114,760,393	513,942,019
Georgia	—	115,551,888	—	115,551,888
Hawaii	—	31,115,066	—	31,115,066
Idaho	—	2,921,171	—	2,921,171
Illinois	—	407,563,404	15,328,075	422,891,479
Indiana	—	171,140,551	—	171,140,551
Iowa	—	13,250,009	58,000	13,308,009
Kansas	—	621,472	1,628,586	2,250,058
Kentucky	—	25,771,683	—	25,771,683
Louisiana	—	26,571,610	324,000	26,895,610
Maine	—	21,631,855	—	21,631,855

143          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Maryland	$—	$67,734,922	$—	$67,734,922
Massachusetts	—	81,063,844	—	81,063,844
Michigan	—	232,482,812	—	232,482,812
Minnesota	—	50,337,764	—	50,337,764
Mississippi	—	22,605,910	—	22,605,910
Missouri	—	59,660,557	5,048,450	64,709,007
Montana	—	—	860,575	860,575
Nebraska	—	3,341,550	—	3,341,550
Nevada	—	90,960,245	—	90,960,245
New Hampshire	—	8,430,730	—	8,430,730
New Jersey	—	125,994,740	—	125,994,740
New Mexico	—	3,814,064	—	3,814,064
New York	—	904,362,609	—	904,362,609
North Carolina	—	10,360,202	—	10,360,202
North Dakota	—	6,342,570	—	6,342,570
Ohio	—	522,126,456	—	522,126,456
Oklahoma	—	4,100,352	—	4,100,352
Oregon	—	25,738,370	—	25,738,370
Pennsylvania	—	210,074,862	4,569,232	214,644,094
Rhode Island	—	18,990,250	—	18,990,250
South Carolina	—	69,080,948	11,375,676	80,456,624
Tennessee	—	31,147,151	—	31,147,151
Texas	—	621,698,240	12,759,346	634,457,586
Utah	—	60,368,440	—	60,368,440
Vermont	—	4,354,071	—	4,354,071
Virginia	—	49,523,061	965,040	50,488,101
Washington	—	66,826,247	—	66,826,247
West Virginia	—	35,533,189	—	35,533,189
Wisconsin	—	216,802,917	1,541,200	218,344,117
U.S. Possessions	—	936,218,980	—	936,218,980
Corporate Bonds and Notes	—	—	1,390,253	1,390,253
Corporate Loans	—	—	1,432,000	1,432,000
Common Stocks	586,478	—	—	586,478

Total Assets	$586,478	$7,823,124,569	$194,539,600	$8,018,250,647

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value for the one-month reporting period ended August 31, 2019 (Unaudited):

144          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

	Value as of July 31, 2019	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$107,500	$—	$—	$—
Arizona	5,592,024	—	40,141	—
Arkansas	3,682,850	—	—	—
California	7,296,900	—	—	—
Colorado	5,669,100	—	—	—
Connecticut	150,400	—	—	—
Florida	114,760,393	(4,394,548)	5,804,940	14,262
Illinois	15,328,075	—	397,129	—
Iowa	58,000	—	—	—
Kansas	1,628,586	—	—	—
Louisiana	324,000	(888,300)	876,000	—
Missouri	5,048,450	—	228,016	3,406
Montana	860,575	—	—	—
Pennsylvania	4,569,232	—	—	—
South Carolina	11,375,676	—	176,771	—
Texas	12,759,346	—	—	—
Virginia	965,040	—	—	—
Wisconsin	1,541,200	—	(960,000)	—
Non-Convertible Corporate Bonds and Notes	1,390,253	—	—	—
Corporate Loans	1,432,000	—	—	—

Total Assets	$194,539,600	$(5,282,848)	$6,562,997	$17,668

a. Included in net investment income.

	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of August 31, 2019
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$—	$—	$—	$—	$107,500
Arizona	—	—	—	—	5,632,165
Arkansas	—	—	—	—	3,682,850
California	—	—	—	—	7,296,900
Colorado	—	—	—	—	5,669,100
Connecticut	—	—	—	—	150,400
Florida	—	(22,859,864)	8,251,730	—	101,576,913
Illinois	—	—	—	—	15,725,204
Iowa	—	—	—	—	58,000
Kansas	—	—	—	—	1,628,586
Louisiana	—	(311,700)	—	—	—
Missouri	—	—	10,104,122	—	15,383,994
Montana	—	—	—	—	860,575

145          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of August 31, 2019
Assets Table Continued

Municipal Bonds and Notes (Continued)
Pennsylvania	$—	$—	$—	$—	$4,569,232
South Carolina	—	—	—	—	11,552,447
Texas	—	—	—	—	12,759,346
Virginia	—	—	—	—	965,040
Wisconsin	—	—	—	—	581,200
Non-Convertible Corporate
Bonds and Notes	—	—	—	—	1,390,253
Corporate Loans	—	—	—	—	1,432,000

Total Assets	$—	$(23,171,564)	$18,355,852	$—	$191,021,705

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value for the year ended July 31, 2019:

	Value as of July 31, 2018	Realized gain (loss)	Change in unrealized appreciation/ depreciation		Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$145,125	$—	$(37,625	) $	—
Arizona	4,754,221	—	179,306		(140)
Arkansas	3,993,100	97,220	(4,781)		22,311
California	13,813,520	(1,945,909)	(1,640,800)		(277,079)
Colorado	8,032,350	(9,799,563)	10,074,853		4,310
Connecticut	—	—	179		(179)
Florida	148,705,486	(21,407,552)	32,297,315		(4,266,417)
Illinois	11,130,256	—	655,904		—
Indiana	11	(385,576)	402,124		883
Iowa	78,300	—	(20,300)		—
Kansas	1,905,874	18,003	123,572		(125,222)
Louisiana	336,000	—	(12,000)		—
Maryland	788,513	(1,624,320)	1,683,455		861
Missouri	5,574,360	—	44,710		41,296
Montana	771,550	—	152,233		48,742
Pennsylvania	2,921,340	—	404,355		—
South Carolina	11,868,631	45,170	(166,057)		8,932
Texas	6,437,258	(11,072,644)	5,758,162		—
Virginia	3,881,048	(2,974,835)	4,552,804		(6,812)
Wisconsin	41,200	—	(1,353,450)		—
Non-Convertible Corporate Bonds and Notes	4,736,000	—	1,184,000		—
Corporate Loans	1,432,000	—	—		—

Total Assets	$231,346,143	$(49,050,006)	$54,277,959		$(4,548,514)

a. Included in net investment income.

146          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of July 31, 2019
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$—	$—	$—	$—	$107,500
Arizona	840,000	(181,363)	—	—	5,592,024
Arkansas	—	(425,000)	—	—	3,682,850
California	—	(2,652,832)	—	—	7,296,900
Colorado	—	(2,642,850)	—	—	5,669,100
Connecticut	—	—	150,400	—	150,400
Florida	3,129,728	(37,498,792)	—	(6,199,375)	114,760,393
Illinois	52,275	(751,000)	4,240,640	—	15,328,075
Indiana	—	(17,442)	—	—	—
Iowa	—	—	—	—	58,000
Kansas	—	(293,641)	—	—	1,628,586
Louisiana	—	—	—	—	324,000
Maryland	—	(848,509)	—	—	—
Missouri	—	(611,916)	—	—	5,048,450
Montana	—	(111,950)	—	—	860,575
Pennsylvania	147,892	—	1,095,645	—	4,569,232
South Carolina	—	(381,000)	—	—	11,375,676
Texas	—	(82,763)	11,719,333	—	12,759,346
Virginia	—	(4,487,165)	—	—	965,040
Wisconsin	—	—	2,853,450	—	1,541,200
Non-Convertible Corporate
Bonds and Notes	—	(4,529,747)	—	—	1,390,253
Corporate Loans	—	—	—	—	1,432,000

Total Assets	$4,169,895	$(55,515,970)	$20,059,468	$(6,199,375)	$194,539,600

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held for the one-month reporting period at August 31, 2019 (Unaudited):

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$40,141
Florida	5,804,940
Illinois	397,129
Missouri	228,016
South Carolina	176,771
Wisconsin	(960,000)

Total Assets	$5,686,997

The total change in unrealized appreciation/depreciation included in the Statement of

147          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Operations attributable to Level 3 investments still held for the fiscal year reporting period at July 31, 2019:

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$(37,625)
Arizona	179,306
Arkansas	(4,781)
California	(3,929,100)
Colorado	239,120
Connecticut	179
Florida	25,238,371
Illinois	655,904
Iowa	(20,300)
Kansas	123,572
Louisiana	(12,000)
Missouri	44,710
Montana	152,233
Pennsylvania	404,355
South Carolina	(166,057)
Texas	(5,397,133)
Virginia	192
Wisconsin	(1,353,450)
Corporate Bonds and Notes	1,184,000

Total Assets	$17,301,496

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 for the one-month reporting period at August 31, 2019 (Unaudited):

148          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

	Value as of August 31, 2019	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$107,500	Pricing service	N/A	N/A	N/A (a)
Arizona	5,632,165	Pricing service	N/A	N/A	N/A (a)
Arkansas	3,682,850	Pricing service	N/A	N/A	N/A (a)
California	7,296,900	Pricing service	N/A	N/A	N/A (a)
Colorado	5,669,100	Pricing service	N/A	N/A	N/A (a)
Connecticut	150,400	Pricing service	N/A	N/A	N/A (a)
Florida	101,576,913	Pricing service	N/A	N/A	N/A (a)
Illinois	15,725,204	Pricing service	N/A	N/A	N/A (a)
Iowa	58,000	Pricing service	N/A	N/A	N/A (a)
Kansas	1,628,586	Pricing service	N/A	N/A	N/A (a)
Louisiana	—	Pricing service	N/A	N/A	N/A (a)
Missouri	15,383,994	Pricing service	N/A	N/A	N/A (a)
Montana	860,575	Pricing service	N/A	N/A	N/A (a)
Pennsylvania	4,569,232	Pricing service	N/A	N/A	N/A (a)
South Carolina	11,552,447	Pricing service	N/A	N/A	N/A (a)
Texas	12,759,346	Pricing service	N/A	N/A	N/A (a)
Virginia	965,040	Pricing service	N/A	N/A	N/A (a)
Wisconsin	581,200	Pricing service	N/A	N/A	N/A (a)
		Expected	Expected
		recovery	recovery		100% of par
Corporate Bond and Note	1,390,253	proceeds	proceeds	N/A	(b)
		Discount to	Discounted rate	N/A	20% (c)
		Expected	Expected
		recovery	recovery		$1.79
Corporate Loans	1,432,000	proceeds	proceeds	$1.79 Million	Million (c)

Total	$191,021,705

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

(b) The Fund fair values certain corporate bonds at the expected recovery value when a pricing vendor is unable to provide coverage. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

(c) The Fund fair values certain corporate loans at a discount to the expected recovery proceeds to reflect uncertainty and illiquidity. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) to the discount rate or a significant decrease (increase) to the expected recovery value will result in a significant decrease (increase) to the fair value of the investment.

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 for the fiscal year end reporting period at July 31, 2019:

149          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Value as of July 31, 2019	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$107,500	Pricing service	N/A	N/A	N/A (a)
Arizona	5,592,024	Pricing service	N/A	N/A	N/A (a)
Arkansas	3,682,850	Pricing service	N/A	N/A	N/A (a)
California	7,296,900	Pricing service	N/A	N/A	N/A (a)
Colorado	5,669,100	Pricing service	N/A	N/A	N/A (a)
Connecticut	150,400	Pricing service	N/A	N/A	N/A (a)
Florida	114,760,393	Pricing service	N/A	N/A	N/A (a)
Illinois	15,328,075	Pricing service	N/A	N/A	N/A (a)
Iowa	58,000	Pricing service	N/A	N/A	N/A (a)
Kansas	1,628,586	Pricing service	N/A	N/A	N/A (a)
Louisiana	324,000	Pricing service	N/A	N/A	N/A (a)
Missouri	5,048,450	Pricing service	N/A	N/A	N/A (a)
Montana	860,575	Pricing service	N/A	N/A	N/A (a)
Pennsylvania	4,569,232	Pricing service	N/A	N/A	N/A (a)
South Carolina	11,375,676	Pricing service	N/A	N/A	N/A (a)
Texas	12,759,346	Pricing service	N/A	N/A	N/A (a)
Virginia	965,040	Pricing service	N/A	N/A	N/A (a)
Wisconsin	1,541,200	Pricing service	N/A	N/A	N/A (a)
		Expected	Expected
		recovery	recovery		100% of par
Corporate Bond and Note	1,390,253	proceeds	proceeds	N/A	(b)
		Discount to	Discounted rate	N/A	20%(c)
		Expected	Expected
		recovery	recovery		$1.79
Corporate Loans	1,432,000	proceeds	proceeds	$1.79 Million	Million (c)

Total	$194,539,600

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

(b) The Fund fair values certain corporate bonds at the expected recovery value when a pricing vendor is unable to provide coverage. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

(c) The Fund fair values certain corporate loans at a discount to the expected recovery proceeds to reflect uncertainty and illiquidity. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) to the discount rate or a significant decrease (increase) to the expected recovery value will result in a significant decrease (increase) to the fair value of the investment.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities

150          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the period August 1, 2018 through May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities sales of $13,502,796, which resulted in net realized gains of $3,142. For the period August 1, 2019 to August 31, 2019 (Unaudited) and May 25, 2019 to July 31, 2019, the Fund did not engage in transactions with affiliates.

Note 5 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period ended August 31, 2019 (Unaudited), the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$12,141
Payments Made to Retired Trustees	—
Accumulated Liability as of August 31, 2019	223,110

During the reporting period ended July 31, 2019, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	24,836
Accumulated Liability as of July 31, 2019	210,969

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until

151          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

distributed in accordance with the compensation deferral plan.

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the one-month period ended August 31, 2019 (Unaudited) was $180,686,910 and $59,532,521, respectively. The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended July 31, 2019 was $3,144,969,678 and $2,456,176,540, respectively.

Note 8 - Share Information

Transactions in shares of beneficial interest were as follows:

	One Month Ended August 31, 2019 (Unaudited)[1]		Year Ended July 31, 2019[2]		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	12,316,193	$97,778,953	131,054,012	$989,975,095	98,331,285	$699,504,436
Dividends and/or distributions reinvested	1,462,413	11,669,719	16,454,954	122,957,474	19,048,153	135,863,268
Redeemed	(5,675,962)	(45,056,804)	(88,765,384)	(658,982,237)	(124,100,367)	(882,087,890)

Net increase (decrease)	8,102,644	$64,391,868	58,743,582	$453,950,332	(6,720,929)	$(46,720,186)

152          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

	One Month Ended August 31, 2019 (Unaudited)[1]		Year Ended July 31, 2019[2]		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class B
Sold	—	$—	—	$—	15,892	$112,381
Dividends and/or distributions reinvested	—	—	—	—	44,586	317,880
Redeemed[3]	—	—	—	—	(2,148,003)	(15,345,368)

Net decrease	—	$—	—	$—	(2,087,525)	$(14,915,107)

Class C
Sold	2,239,440	$17,707,230	27,892,637	$207,446,026	24,981,691	$177,177,211
Dividends and/or distributions reinvested	337,380	2,678,730	5,592,006	41,526,613	7,003,230	49,723,326
Redeemed	(3,330,849)	(26,391,392)	(70,838,918)	(536,716,702)	(43,327,687)	(306,603,743)

Net decrease	(754,029)	$(6,005,432)	(37,354,275)	$(287,744,063)	(11,342,766)	$(79,703,206)

Class Y
Sold	19,975,394	$158,145,921	160,665,832	$1,198,634,680	144,887,702	$1,035,490,313
Dividends and/or distributions reinvested	1,066,335	8,498,690	10,851,809	81,178,318	9,090,124	64,858,937
Redeemed	(4,964,798)	(39,386,078)	(108,775,595)	(802,417,814)	(88,858,588)	(629,749,148)

Net increase	16,076,931	$127,258,533	62,742,046	$477,395,184	65,119,238	$470,600,102

Class R5[4]
Sold	—	$—	1,297	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase	—	$—	1,297	$10,000	—	$—

Class R6[4]
Sold	3,149	$24,778	1,297	$10,000	—	$—
Dividends and/or distributions reinvested	7	56	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase	3,156	$24,834	1,297	$10,000	—	$—

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

153          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3. All outstanding Class B shares converted to Class A shares on June 1, 2018.

4. Commencement date after the close of business on May 24, 2019.

Note 9 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act, a fund generally may not borrow money greater than 331/3 of the Fund’s total assets.

The Acquired Fund had entered into a Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enabled the Fund to participate with certain other Funds in a committed secured borrowing facility that permitted borrowing up to $2.5 billion, collectively, by certain Funds. This revolving credit agreement was secured by the assets of the Fund and terminated on May 24, 2019. In connection with this agreement, for the period August 1, 2018 to May 24, 2019, the Fund incurred fees of $5,666,655. The average daily balance borrowings under this agreement was $73,283,165 with a weighted average interest rate of 2.42%.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the period August 1, 2019 to August 31, 2019 (Unaudited), the Fund incurred fees of $403,130 and for the period May 24, 2019 to July 31, 2019, the Fund incurred fees of $846,354. The average daily balance of borrowings under this agreement for the period August 1, 2019 to August 31, 2019 (Unaudited) is $8,941,935 with a weighted average interest rate of 2.31% and for the period May 24, 2019 to July 31, 2019 is $8,365,294 with a weighted average interest rate of 2.45%. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

At August 31, 2019 (Unaudited), the Fund had no borrowings outstanding under this agreement.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the one-month period ended August 31, 2019 (Unaudited) were $ 772,530,000 and 1.96%, respectively. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended July 31, 2019 were $820,576,000 and 2.46%, respectively.

Note 10 - Reverse Repurchase Agreements

154          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Prior to the reorganization, the Acquired Fund engaged in reverse repurchase agreements.

A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement.

The Acquired Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enabled it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permitted aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest was charged to the Acquired Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Acquired Fund was also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Acquired Fund retained the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions were considered secured borrowings for financial reporting purposes. The Acquired Fund also received the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Acquired Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Acquired Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility were valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund had the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period. This Facility terminated on May 24, 2019.

155          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Oppenheimer Rochester® High Yield Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Rochester® High Yield Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations, the statement of changes in net assets and the statement of cash flows, for the year ended July 31, 2019, including the related notes, and the financial highlights for each of the periods ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations, changes in its net assets and its cash flows for the year ended July 31, 2019 and the financial highlights for each of the periods ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Rochester® High Yield Municipal Fund (formerly known as Oppenheimer Rochester® High Yield Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were

156          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, TX

October 14, 2019

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

157          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

158          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 95.36% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

159          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Rochester® High Yield Municipal Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

  The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

160          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

161          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

162          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

163          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

164          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

165          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Rochester® High Yield Municipal Fund was held on May 17, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Rochester® High Yield Municipal Fund into Invesco Oppenheimer Rochester® High Yield Municipal Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	373,944,959	16,451,334	56,223,485	0

166          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			240	None

Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	240	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

167          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

168          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)		company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

169          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	240

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	240	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown [3] – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	240

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry	240	None

3 Mss. Brown and Krentzman and Messrs. Motley, Vandivort and Vaughn were appointed as Trustees of the Trust effective June 10, 2019.

170          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Jack M. Fields (Continued)		company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	240

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	240	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman [3] – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the

			240

Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

171          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Elizabeth Krentzman (Continued)		Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	240	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	240	None

Joel W. Motley [3] – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			240

Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	240	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

172          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	240	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	240	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	240	None

Daniel S. Vandivort [3] –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	240	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn [3] – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	240

Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee and Vice Chair	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios);	240	ISO New England, Inc. (non-profit organization managing regional electricity market)

173          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Christopher L. Wilson (Continued)

Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

174          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco

			N/A	N/A

175          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary, Jemstep, Inc.

Formerly: Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.;

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.

			N/A	N/A

176          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)

Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and

			N/A	N/A

177          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)

General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

178          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer –Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

179          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1000 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	Suite 5800
		Houston, TX	Houston, TX 77002-5021
		77046-1173	Custodian
Counsel to the Fund	Counsel to the	Transfer Agent	Citibank, N.A.
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Investment	111 Wall Street
2005 Market Street,	Goodwin Procter LLP	Services, Inc.	New York, NY 10005
Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza,
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Suite 1000
Houston, TX
77046-1173

180          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

181          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

182          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

183          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE Continued

• Request that we amend, rectify, delete or update the personal data we hold about you;

• Where possible (e.g. in relation to marketing) amend or update your choices around processing;

• Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

184          INVESCO OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-ROHYM-AR-1	09272019

Shareholder Report
For the One Month Ended 8/31/2019
Annual Report 7/31/2019

Invesco

Oppenheimer

Rochester® Limited

Term California

Municipal Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Rochester Limited Term California Municipal Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays 5-Year (4-6) Municipal Bond Index
1-Month	1.40%	-1.28%	0.57%
1-Year	7.97	5.33	6.34
5-Year	3.44	2.88	2.42
10-Year	4.09	3.84	3.15

3          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays 5-Year (4-6) Municipal Bond Index
1-Year	7.69%	5.03%	5.69%
5-Year	3.46	2.96	2.44
10-Year	4.25	3.99	3.11

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 2.50% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund as they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes and sales charges. Fund literature is available at invesco.com.

4          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Fund Performance Discussion

Performance summary

For the fiscal year ended July 31, 2019, the Class A shares of Invesco Oppenheimer Rochester Limited Term California Municipal Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Barclays 5-Year (4-6) Municipal Bond Index, the Fund’s benchmark. Please note that the fiscal year-end for the Fund has changed from July 31 to February 28. The below is a discussion of the Fund’s performance as of its last fiscal year ended July 31, 2019.

Market conditions and your Fund

California’s financial condition continued to improve through the 2017-2018 fiscal year, with total revenue rising 6.3% year-over-year to $284.74 billion.1 This improvement was driven by a 10.6% year-over-year increase in income tax revenues to $107.08 billion.1 The state continues to maintain a large and diverse economy, low unemployment, and high median household income. California’s $3.05 trillion economy accounted for 14.5% of the nation’s economy in the first quarter of 2019. 2

California’s financial condition is volatile relative to most states because the state’s income tax revenue is sensitive to both national economic conditions and equity market valuations. California’s highest income earners account for a large and disproportionate share of the state’s income tax revenue. In 2012, California voters approved a temporary tax originally designed to expire in 2018. However, voters extended the tax through 2030. While this temporary tax improved the state’s financial standing, it also increased the sensitivity of tax revenues to the economic cycle.

California maintains a rainy-day fund, which the state can tap if certain spending criteria are met, or in the event of a natural disaster. Going forward, the rainy-day fund may assist the state’s budget process during periods of weak economic and revenue growth. As of the close of the reporting period, the state’s general obligation bonds were rated AA- by Standard & Poor’s (S&P); AA- by Fitch Ratings; and Aa3 by Moody’s. All three agencies have assigned stable outlooks.3

The broad municipal bond market experienced positive returns for the fifth consecutive year in 2018, and performance remained strong throughout this fiscal year. Investment grade municipals returned 7.31% and high yield municipals returned 8.08% during the fiscal year.4 Performance has been particularly strong the first seven months of 2019 with investment grade municipals returning 5.94% and high yield municipals returning 7.33%.4

5          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

The fiscal year was characterized by supportive technical conditions (supply and demand balances) as new issuance of municipal bonds underwhelmed, totaling $342 billion — down nearly 18% from the previous fiscal year.5 Flows into the municipal bond asset class were positive for the last 30 weeks of the fiscal year.6 Consistent positive flow pattern, coupled with continued limited supply, resulted in strong performance across the municipal market. Fund flows totaled $54.2 billion from August 2018 through July 2019.7

The high yield municipal bond market outperformed the investment grade bond segment, led by improved price discovery on Puerto Rico bonds as a result of developments in the commonwealth’s debt restructuring and strong performance of high yield general obligation securities.

Municipal bonds withstood considerable headwinds during the fiscal year, including interest rate movements that had the 10-year US Treasury yield breaching 2.00% in July 2019. Additionally, the US government shutdown, which occurred midway through the fiscal year and lasted 35 days, along with ongoing US-China trade negotiations and Brexit developments created a challenging market environment. Both investment grade municipals and high yield municipals posted negative returns for the months of September and October 2018: Worsening market conditions exposed the municipal bond market to more sensitivity relating to a sell-off in US Treasuries in September. Despite these challenges, the municipal market continued to perform positively this fiscal year as technical conditions provided tailwinds.

Investors’ concerns about the future of interest rates, meanwhile, created increased demand for Treasuries and high-grade municipal bonds alike, and yields continued to fall at all maturities as high yield securities rallied. The yield curve for 30-year, AAA-rated municipal bonds continued to flatten as trade tensions between the US and China increased worries about inflationary pressures.

During the fiscal year, the US Federal Reserve (the Fed) raised the federal funds rate two times (in September and December 2018) before lowering it in July 2019.8 The two rate hikes, the eighth and ninth since December 2008, were anticipated and reflected increased confidence in the US economy amid low unemployment, relatively stable inflation and overall robust economic growth. This expansionary monetary policy significantly flattened the US Treasury yield curve with a slight inversion on the short end occurring in December 2018.

However, the Fed’s dovish stance at the beginning of calendar year 2019 took the market by surprise, leading economists to change their predictions from two interest rate increases in 2019, to just one. Amid political pressure and despite favorable growth and labor trends, the Fed ultimately reversed course and lowered the Fed Funds rate in July, citing uncertainty about the global economic outlook. The Treasury curve

6          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

was inverted at fiscal year-end with investors preferring 2- to 7-year paper over shorter and longer maturities. Economists were mixed as to whether this particular inversion, the first since mid-2007, portends a recession.

Earlier in the fiscal year, as anticipated, US midterm election results had a positive impact on municipal securities as perceived threats to municipal tax exemptions, further tax reform and changes to the Affordable Care Act were greatly reduced. News of a possible ban on flavored e-cigarettes and menthol cigarettes made headlines, which caused a short-lived decline in the valuations of below-investment-grade tobacco settlement bonds. Meanwhile, year-end demand for yield and coupon payments caused the asset class to end 2018 on a strong note. Investors affected by the $10,000 cap on state and local tax (SALT) deductions poured a record $18.9 billion into municipal bond funds in the first 8 weeks of calendar year 2019, the most over that period in at least 13 years.7

At the close of the fiscal year, we believed municipal fundamentals remained strong and viewed the ongoing impact of the Tax Cut and Jobs Act of 2018 as a potential market factor. As a result, demand for municipal bond investments could remain strong as retail investors continue to seek tax-exempt income.

Over the fiscal year, security selection in sales tax revenue and marine/aviation facilities bonds, the Fund’s eleventh and third largest sectors, respectively, significantly contributed to the Fund’s performance. By far, the Fund’s holdings in the sales tax revenue sector produced the strongest single-sector returns this fiscal year; COFINAs, issued in the Commonwealth of Puerto Rico, represented more than three-quarters of the assets in this sector at fiscal year-end. The government appropriations, student housing, education, and energy equipment and services sectors also outperformed. In aggregate, the Fund’s diverse holdings in securities issued in Puerto Rico provided a larger contribution to the Fund’s total return than any single sector. While none of the Fund’s sectors detracted from performance, pre-refunded bonds and the gas utilities and correctional facilities sectors, among others, underperformed the Bloomberg Barclays 5-Year (4-6) Municipal Bond Index.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary

7          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments. Investors are reminded that the Fund is not and will not be managed based on predictions of interest rate changes.

Oppenheimer Rochester Limited Term California Municipal Fund (the predecessor fund) was renamed Invesco Oppenheimer Rochester Limited Term California Municipal Fund after the close of business on May 24, 2019, when Invesco’s acquisition of OppenheimerFunds was finalized. Prior to the commencement of the Fund’s operations, Michael Camarella managed the predecessor fund since 2008. Effective June 21, 2019, the portfolio management team of this fund was changed to Mr. Camarella (lead manager) and Mark Paris.

Thank you for investing in Invesco Oppenheimer Rochester Limited Term California Municipal Fund and for sharing our long-term investment horizon.

1 Bloomberg LP

2 Source: Bureau of Economic Analysis

3 Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

4 Sources: Bloomberg Barclays Municipal Bond Index, Bloomberg Barclays High Yield Municipal Bond Index

5 Source: The Bond Buyer

6 Source: Lipper

7 Source: Strategic Insight

8 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	10.9%
Special Tax	10.4
Hospital/Healthcare	10.0
Marine/Aviation Facilities	9.8
General Obligation	8.0
Housing - Student	6.4
Municipal Leases	6.3
Electric Utilities	4.5
Transportation Infrastructure	4.2
Housing - Multi-Family	3.8

Holdings are subject to change and are not buy/sell recommendations. Percentages are as of August 31, 2019 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Adviser- Rated	Total
AAA	0.9%	0.3%	1.2%
AA	31.5	0.0	31.5
A	30.3	2.4	32.7
BBB	17.0	9.4	26.4
BB or lower	6.2	2.0	8.2
Total	85.9%	14.1%	100.0%

The percentages above are based on the market value of the securities as of August 31, 2019 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

9          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	11.0%
Special Tax	10.6
Marine/Aviation Facilities	9.8
Hospital/Healthcare	9.7
General Obligation	8.1
Municipal Leases	7.0
Housing - Student	6.4
Electric Utilities	4.6
Transportation Infrastructure	4.2
Water Utilities	3.7

Holdings are subject to change and are not buy/sell recommendations. Percentages are as of July 31, 2019 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Adviser- Rated	Total
AAA	0.9%	0.4%	1.3%
AA	30.1	0.0	30.1
A	32.2	2.4	34.6
BBB	15.9	9.5	25.4
BB or lower	6.2	2.4	8.6
Total	85.3%	14.7%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2019 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

For more current Fund holdings, please visit invesco.com.

10          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/19
	Inception					Since
	Date	1-Month	1-Year	5-Year	10-Year	Inception
Class A (OLCAX)	2/25/04	1.40%	7.97%	3.44%	4.09%	4.10%
Class C (OLCCX)	2/25/04	1.34	7.19	2.67	3.31	3.57
Class Y (OLCYX)	11/29/10	1.41	8.20	3.68	N/A	4.05
Class R6* (IORLX)	5/24/19	1.42	8.02	3.45	4.10	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/19
	Inception					Since
	Date	1-Month	1-Year	5-Year	10-Year	Inception
Class A (OLCAX)	2/25/04	-1.28%	5.33%	2.88%	3.84%	3.92%
Class C (OLCCX)	2/25/04	0.34	6.19	2.67	3.31	3.57
Class Y (OLCYX)	11/29/10	1.41	8.20	3.68	N/A	4.05
Class R6* (IORLX)	5/24/19	1.42	8.02	3.45	4.10	N/A

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/19
	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (OLCAX)	2/25/04	7.69%	3.46%	4.25%	4.03%
Class C (OLCCX)	2/25/04	6.91	2.70	3.47	3.50
Class Y (OLCYX)	11/29/10	7.93	3.70	N/A	3.92
Class R6* (IORLX)	5/24/19	7.72	3.47	4.25	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/19
	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (OLCAX)	2/25/04	5.03%	2.96%	3.99%	3.85%
Class C (OLCCX)	2/25/04	5.91	2.70	3.47	3.50
Class Y (OLCYX)	11/29/10	7.93	3.70	N/A	3.92
Class R6* (IORLX)	5/24/19	7.72	3.47	4.25	N/A

*Class R6 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

11          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 2.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, and Class Y shares of the predecessor fund were reorganized into Class A, Class C, and Class Y shares, respectively, of the Fund. Class R6 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Bloomberg Barclays 5-Year Municipal Bond Index, which is an index of a broad range of investment-grade municipal bonds and the 4- to 6-year component of the Bloomberg Barclays Municipal Bond Index, itself a measure of the general municipal bond market. The Fund’s performance is also compared to the U.S. Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged, and an investment cannot be made into an index. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

12          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Distribution yields for Class A shares are based on dividends of $0.007 for the 28-day accrual period ended July 23, 2019. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on July 23, 2019; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0051 and $0.0076, respectively, for the 28-day accrual period ended July 23, 2019 and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended July 31, 2019 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended July 31, 2019. The calculation excludes any expense reimbursements and thus may result in a lower yield.

Taxable equivalent yield is based on the standardized yield and the 2019 top combined federal and California tax rate of 49.18%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; Invesco does not offer tax advice. Please consult your tax adviser for information regarding your own personal tax situation. This Report must be preceded or accompanied by a Fund prospectus.

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

Before investing in any of the Invesco funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting invesco.com, or calling 1.800.AIM.LINE (246-5463). Read prospectuses and summary prospectuses carefully before investing.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

13          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Actual	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During 6 Months Ended August 31, 2019[1,2]
Class A	$1,000.00	$1,053.00	$4.29
Class C	1,000.00	1,052.50	8.18
Class Y	1,000.00	1,054.10	3.00
Class R6	1,000.00	1,053.50	1.45

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.96	4.23
Class C	1,000.00	1,017.19	8.04
Class Y	1,000.00	1,022.22	2.95
Class R6	1,000.00	1,022.52	2.65

1. Actual expenses paid for Class A, C, and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Actual expenses paid for Class R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 99/366 to reflect the period from after the close of business on

May 24, 2019 (inception of offering) to August 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2019 for Classes A, C, and Y and for the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019 for Class R6 are as follows:

Class	Expense Ratios
Class A	0.83%
Class C	1.58
Class Y	0.58
Class R6	0.52

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

15          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During 6 Months Ended July 31, 2019[1,2]
Class A	$1,000.00	$1,050.20	$4.64
Class C	1,000.00	1,046.50	8.46
Class Y	1,000.00	1,051.30	3.46
Class R6	1,000.00	1,050.50	1.15

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.28	4.57
Class C	1,000.00	1,016.56	8.33
Class Y	1,000.00	1,021.42	3.41
Class R6	1,000.00	1,021.82	3.01

1. Actual expenses paid for Class A, C, and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Actual expenses paid for Class R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 68/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2019 for Classes A, C, and Y and for the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019 for Class R6 are as follows:

Class	Expense Ratios
Class A	0.91%
Class C	1.66
Class Y	0.68
Class R6	0.60

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

17          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS August 31, 2019 Unaudited

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—97.3%
California—88.5%
$25,000	Adelanto, CA Elementary School District COP	4.375%	09/01/2036	09/30/2019	A	$25,039
405,000	Adelanto, CA Improvement Agency, Series B	5.500	12/01/2023	12/01/2019	A	406,142
625,000	Adelanto, CA Public Financing Authority, Series B1	6.300	09/01/2028	02/22/2020	A	641,737
3,615,000	Adelanto, CA Public Utility Authority	5.000	07/01/2024	09/30/2019	A	3,623,278
10,000	Alameda County, CA Redevel. Agency (Eden Area Redevel.)	4.375	08/01/2030	09/30/2019	A	10,014
1,750,000	Alameda, CA Corridor Transportation Authority	5.000	10/01/2029	10/01/2023	A	2,009,770
55,000	Apple Valley, CA Redevel. Agency Tax Allocation	4.750	06/01/2037	09/30/2019	A	55,125
180,000	Arcadia, CA Redevel. Agency Tax Allocation (Central Redevel.)	5.125	05/01/2023	09/30/2019	A	180,542
3,490,000	Azusa, CA Special Tax Community Facilities District No. 05-1	5.000	09/01/2027	09/01/2019	A	3,490,000
655,000	Beaumont, CA Financing Authority, Series A	5.000	09/01/2027	09/01/2023	A	730,024
200,000	Beaumont, CA Financing Authority, Series A	6.375	09/01/2042	09/01/2021	A	217,834
80,000	Beaumont, CA Financing Authority, Series A1	7.000	09/01/2023	09/25/2019	A	80,150
740,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2025	09/12/2024	B	854,049
25,000	Bell, CA Community Redevel. Agency Tax Allocation	5.625	10/01/2033	09/30/2019	A	25,086
80,000	Blythe, CA Financing Authority (City Hall & County Courthouse)[1]	5.500	09/01/2027	02/14/2020	A	81,214
100,000	Buena Park, CA Community Redevel. Agency	5.250	09/01/2025	09/30/2019	A	100,287
100,000	Buena Park, CA Community Redevel. Agency	5.625	09/01/2033	09/30/2019	A	100,316
250,000	CA ABAG Finance Authority for NonProfit Corporations (Episcopal Senior Communities)	5.000	07/01/2024	07/01/2022	A	274,885
5,000	CA ABAG Finance Authority for NonProfit Corporations COP	5.800	03/01/2023	09/30/2019	A	5,018
215,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)	5.350	10/01/2029	09/30/2019	A	215,432
185,000	CA Bay Area Governments Association	6.000	12/15/2024	12/15/2019	A	187,779
490,000	CA Communities Transportation Revenue COP	5.250	06/01/2023	06/01/2022	A	542,425
515,000	CA Communities Transportation Revenue COP	5.250	06/01/2024	06/01/2022	A	568,236

18          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$545,000	CA Communities Transportation Revenue COP	5.250%	06/01/2025	06/01/2022	A	$599,751
575,000	CA Communities Transportation Revenue COP	5.250	06/01/2026	06/01/2022	A	632,989
605,000	CA Communities Transportation Revenue COP	5.250	06/01/2027	06/01/2022	A	665,833
25,000	CA Community College Financing Authority (GCCCD/PCCD/STTJCCD Obligated Group)	5.000	04/01/2021	10/01/2019	A	25,076
680,000	CA Community College Financing Authority (GCCCD/PCCD/STTJCCD Obligated Group)	5.625	04/01/2026	10/01/2019	A	682,332
600,000	CA Community College Financing Authority (NCCD-Orange Coast Properties)	5.000	05/01/2033	05/01/2028	A	728,766
4,760,000	CA County Tobacco Securitization Agency	4.000	06/01/2029	09/30/2019	A	4,840,063
190,000	CA County Tobacco Securitization Agency (TASC)	5.000	06/01/2026	09/30/2019	A	190,065
415,000	CA County Tobacco Securitization Agency (TASC)	5.100 [2]	06/01/2028	09/15/2019	A	415,166
2,125,000	CA County Tobacco Securitization Agency (TASC)	5.250 [2]	06/01/2021	09/15/2019	A	2,152,391
40,000	CA County Tobacco Securitization Agency (TASC)	5.450 [2]	06/01/2028	09/15/2019	A	40,559
1,650,000	CA County Tobacco Securitization Agency (TASC)	5.750	06/01/2029	09/30/2019	A	1,666,549
5,000	CA County Tobacco Securitization Agency (TASC)	5.875	06/01/2027	09/30/2019	A	5,006
390,000	CA County Tobacco Securitization Agency (TASC)	5.875	06/01/2035	09/30/2019	A	393,709
295,000	CA County Tobacco Securitization Agency (TASC)	5.875	06/01/2043	09/30/2019	A	298,879
5,230,000	CA County Tobacco Securitization Agency (TASC)	6.000	06/01/2035	09/30/2019	A	5,233,766
4,735,000	CA County Tobacco Securitization Agency (TASC)	6.000	06/01/2042	09/30/2019	A	4,777,757
335,000	CA Dept. of Water Resources (Center Valley)	5.250	07/01/2022	09/30/2019	A	336,065
1,135,000	CA Educational Facilities Authority (California College of Arts & Crafts)	5.000	06/01/2022	06/01/2022		1,246,559
400,000	CA Educational Facilities Authority (California College of Arts & Crafts)	5.000	06/01/2024	06/01/2022	A	436,740
710,000	CA Educational Facilities Authority (Loma Linda University)	5.000	04/01/2030	04/01/2027	A	888,544
1,250,000	CA Educational Facilities Authority (Loyola Marymount University)	5.125	10/01/2040	10/01/2019	A	1,254,400

19          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$120,000	CA Educational Facilities Authority (Southwestern Law School)	5.000%	11/01/2023	09/30/2019	A	$120,326
5,000	CA GO	5.000	10/01/2022	09/30/2019	A	5,015
105,000	CA GO	5.000	11/01/2022	11/01/2019	A	105,690
35,000	CA GO	5.000	11/01/2022	11/01/2019	A	35,230
20,000	CA GO	5.000	10/01/2023	09/30/2019	A	20,060
35,000	CA GO	5.000	10/01/2023	09/30/2019	A	35,105
5,000	CA GO	5.000	10/01/2028	09/30/2019	A	5,014
20,000	CA GO	5.125	10/01/2027	09/30/2019	A	20,059
5,000	CA GO	5.200	11/01/2031	09/30/2019	A	5,014
25,000	CA GO	5.250	04/01/2021	09/30/2019	A	25,078
95,000	CA GO	5.250	06/01/2021	12/01/2019	A	95,989
4,970,000	CA GO	5.250	09/01/2024	09/01/2021	A	5,393,593
110,000	CA GO	5.375	06/01/2026	12/01/2019	A	111,181
15,000	CA GO	5.375	06/01/2026	12/01/2019	A	15,161
5,000	CA GO	5.500	03/01/2020	03/01/2020		5,112
20,000	CA GO	5.500	10/01/2022	10/01/2019	A	20,070
40,000	CA GO1	5.600	09/01/2021	01/26/2020	A	40,934
5,000	CA GO	5.600	09/01/2021	12/31/2019	A	5,117
80,000	CA GO	5.625	10/01/2021	10/01/2019	A	80,287
235,000	CA GO	5.625	10/01/2023	10/01/2019	A	235,839
10,000	CA GO	5.625	09/01/2024	03/01/2020	A	10,233
40,000	CA GO	5.625	05/01/2026	09/30/2019	A	40,136
10,000	CA GO	5.625	10/01/2026	10/01/2019	A	10,035
85,000	CA GO	5.750	03/01/2023	03/01/2020	A	87,043
1,465,000	CA GO	5.900	04/01/2023	10/01/2019	A	1,470,538
230,000	CA GO	5.900	04/01/2023	10/01/2019	A	230,869
75,000	CA GO	5.900	03/01/2025	03/01/2020	A	76,843
55,000	CA GO	6.000	10/01/2021	10/01/2019	A	55,227
45,000	CA GO	6.000	03/01/2024	03/01/2020	A	46,116
5,000	CA GO	6.000	05/01/2024	11/01/2019	A	5,043
90,000	CA GO	6.000	08/01/2024	02/01/2020	A	92,001
9,595,000	CA GO	6.000	11/01/2039	11/01/2019	A	9,671,184
150,000	CA GO	6.250	10/01/2019	10/01/2019		150,597
230,000	CA GO	6.250	10/01/2019	10/01/2019		230,915
1,850,000	CA Golden State Tobacco Securitization Corp.	5.000	06/01/2027	06/01/2027		2,257,555
6,560,000	CA Golden State Tobacco Securitization Corp.	5.000	06/01/2028	06/01/2027	A	7,973,680
2,090,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000	06/01/2029	06/01/2027	A	2,527,500
1,750,000	CA Health Facilities Financing Authority (Cedars-Sinai Medical Center)	5.000	11/15/2032	11/15/2025	A	2,149,157
1,750,000	CA Health Facilities Financing Authority (El Camino Hospital)	5.000	02/01/2032	02/01/2025	A	2,085,545
3,000,000	CA Health Facilities Financing Authority (El Camino Hospital)	5.000	02/01/2033	02/01/2025	A	3,569,340

20          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$15,000	CA Health Facilities Financing Authority (Gateways Hospital & Mental Health Center)	4.300%	12/01/2023	09/30/2019	A	$15,038
10,000	CA Health Facilities Financing Authority (Gateways Hospital & Mental Health Center)	4.450	12/01/2024	09/30/2019	A	10,027
1,000,000	CA Health Facilities Financing Authority (Providence Health & Services Obligated Group)	5.500	10/01/2039	10/02/2019	A	1,003,520
25,000	CA Health Facilities Financing Authority (San Fernando Valley Community Mental Health Center)	5.250	06/01/2023	09/30/2019	A	25,040
1,000,000	CA Health Facilities Financing Authority (SHlth/EMC/MPHS/ PAMFHCR&E/SCHosp/SCVH/ SEBH/SGMF/SHSSR/SMF/SMCCV Obligated Group)	5.250	08/15/2031	08/15/2021	A	1,079,100
1,800,000	CA Health Facilities Financing Authority (SHlth/SBH/SVNA&H/ SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)	5.000	11/15/2032	11/15/2027	A	2,310,912
3,000,000	CA Health Facilities Financing Authority (SHlth/SBH/SVNA&H/ SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)	5.000	11/15/2033	11/15/2027	A	3,834,510
1,500,000	CA Health Facilities Financing Authority (SHlth/SBH/SVNA&H/ SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)	5.000	11/15/2035	11/15/2027	A	1,896,960
4,490,000	CA Health Facilities Financing Authority (SHlth/SBH/SVNA&H/ SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)	5.000	11/15/2037	11/15/2027	A	5,630,909
170,000	CA HFA (Multifamily Hsg.)	5.320 [3]	02/01/2037	09/05/2019	A	170,000
5,000,000	CA HFA, Series A	4.250	01/15/2035	01/15/2035		5,988,600
1,505,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)	5.000	05/01/2027	11/01/2026	A	1,891,740
775,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)	5.000	05/01/2028	11/01/2026	A	971,230
910,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)	5.000	05/01/2029	11/01/2026	A	1,136,399
740,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)	5.000	05/01/2030	11/01/2026	A	919,428
910,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)	5.000	05/01/2031	11/01/2026	A	1,125,615

21          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$5,000,000	CA Infrastructure and Economic Devel. (Segerstrom Center for the Arts)	5.000%	07/01/2026	07/01/2026		$6,229,000
40,000	CA M-S-R Public Power Agency (San Juan)	6.000	07/01/2022	12/31/2019	A	43,885
335,000	CA Municipal Finance Authority (Biola University)	5.000	10/01/2029	10/01/2023	A	381,166
465,000	CA Municipal Finance Authority (Biola University)	5.000	10/01/2030	10/01/2023	A	527,008
3,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2028	02/01/2027	A	3,722,790
3,400,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2029	02/01/2027	A	4,199,986
3,500,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2030	02/01/2027	A	4,299,120
2,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2031	02/01/2027	A	2,442,100
1,500,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2032	02/01/2027	A	1,825,065
10,385,000	CA Municipal Finance Authority (CHF-Davis-West Village Student Hsg.)	5.000	05/15/2033	11/15/2028	A	13,161,534
2,500,000	CA Municipal Finance Authority (CHF-Davis-West Village Student Hsg.)	5.000	05/15/2037	11/15/2028	A	3,075,200
2,120,000	CA Municipal Finance Authority (CHF-Riverside-UCR Dundee Glasgow Student Hsg.)	5.000	05/15/2032	11/15/2028	A	2,691,382
2,000,000	CA Municipal Finance Authority (CHF-Riverside-UCR Dundee Glasgow Student Hsg.)	5.000	05/15/2033	11/15/2028	A	2,534,720
1,260,000	CA Municipal Finance Authority (CHF-Riverside-UCR Dundee Glasgow Student Hsg.)	5.000	05/15/2034	11/15/2028	A	1,590,725
1,900,000	CA Municipal Finance Authority (CHF-Riverside-UCR Dundee Glasgow Student Hsg.)	5.000	05/15/2036	11/15/2028	A	2,380,662
2,275,000	CA Municipal Finance Authority (CHF-Riverside-UCR Dundee Glasgow Student Hsg.)	5.000	05/15/2038	11/15/2028	A	2,833,467
2,155,000	CA Municipal Finance Authority (Eisenhower Medical Center)	5.000	07/01/2030	07/01/2027	A	2,644,293
40,000	CA Municipal Finance Authority (Emerson College)	5.000	01/01/2028	01/01/2022	A	43,415
190,000	CA Municipal Finance Authority (Emerson College)	5.000	01/01/2028	01/01/2022	A	208,204
8,385,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)	5.000	12/31/2033	06/30/2028	A	10,446,788
6,500,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)	5.000	12/31/2034	06/30/2028	A	8,072,675

22          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$2,700,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)	5.000%	12/31/2035	06/30/2028	A	$3,343,653
1,000,000	CA Municipal Finance Authority (NorthBay Healthcare Group/NorthBay Healthcare Corp. Obligated Group)	5.000	11/01/2028	11/01/2026	A	1,194,650
440,000	CA Municipal Finance Authority (NorthBay Healthcare Group/NorthBay Healthcare Corp. Obligated Group)	5.000	11/01/2030	11/01/2024	A	502,018
1,100,000	CA Municipal Finance Authority (NorthBay Healthcare Group/NorthBay Healthcare Corp. Obligated Group)	5.000	11/01/2035	11/01/2024	A	1,239,205
750,000	CA Municipal Finance Authority (NorthBay Healthcare Group/NorthBay Healthcare Corp. Obligated Group)	5.250	11/01/2029	11/01/2026	A	904,192
3,080,000	CA Municipal Finance Authority (UCR North District Phase I Student Hsg.)	5.000	05/15/2040	11/15/2029	A	3,885,790
1,580,000	CA Municipal Financing Authority (San Bernardino Municipal Water Facilities)	5.000	08/01/2033	08/01/2026	A	1,913,364
1,715,000	CA Municipal Financing Authority (San Bernardino Municipal Water Facilities)	5.000	08/01/2035	08/01/2026	A	2,066,455
1,000,000	CA Pollution Control Financing Authority (Calplant I)	7.000	07/01/2022	10/09/2021	B	1,030,850
4,000,000	CA Pollution Control Financing Authority (Calplant I)	7.500	07/01/2032	07/01/2022	A	4,190,120
1,000,000	CA Pollution Control Financing Authority (Poseidon Resources Channelside)	5.000	07/01/2030	07/01/2022	A	1,090,130
1,500,000	CA Pollution Control Financing Authority (San Diego County Water Authority)	5.000	07/01/2039	01/01/2029	A	1,832,490
1,030,000	CA Pollution Control Financing Authority (Southern California Water Company)	5.500	12/01/2026	09/30/2019	A	1,031,669
250,000	CA Public Financing Authority (Trinity Classical Academy)	5.000	07/01/2036	05/10/2028	A	272,087
5,000	CA Public Works (California Community Colleges)	4.250	03/01/2026	09/30/2019	A	5,011
50,000	CA Public Works (California Community Colleges)	5.000	10/01/2024	09/30/2019	A	50,147
50,000	CA Public Works (California Community Colleges)	5.000	03/01/2027	09/30/2019	A	50,144
15,000	CA Public Works (California Community Colleges)	5.125	06/01/2025	09/30/2019	A	15,045

23          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$45,000	CA Public Works (California Community Colleges)	5.125%	06/01/2029	09/30/2019	A	$45,132
110,000	CA Public Works (California Community Colleges)	5.250	09/01/2019	09/01/2019		110,000
20,000	CA Public Works (California Highway Patrol)	5.250	11/01/2020	09/30/2019	A	20,062
2,000,000	CA Public Works (California State Prisons)	5.750	10/01/2031	10/01/2021	A	2,189,740
750,000	CA Public Works (Dept. of Corrections and Rehabilitation)	5.750	11/01/2029	11/01/2019	A	755,520
10,000	CA Public Works (Dept. of Corrections)	4.250	10/01/2021	09/30/2019	A	10,024
350,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2019	10/01/2019		351,148
45,000	CA Public Works (Dept. of Corrections)	5.625	10/01/2020	09/30/2019	A	45,152
2,000,000	CA Public Works (Dept. of Forestry & Fire Protection)	5.000	04/01/2026	09/30/2019	A	2,005,840
15,000	CA Public Works (Dept. of Justice Building)	5.250	11/01/2020	09/30/2019	A	15,046
5,000	CA Public Works (Dept. of Mental Health)	4.200	11/01/2026	09/30/2019	A	5,011
20,000	CA Public Works (Dept. of Mental Health)	5.250	04/01/2023	09/30/2019	A	20,069
875,000	CA Public Works (Judicial Council)	5.000	03/01/2026	03/01/2023	A	993,195
3,000,000	CA Public Works (Judicial Council)	5.250	12/01/2026	12/01/2021	A	3,276,750
10,000	CA School Facilities Financing Authority (Twin Rivers Unified School District)	4.625	08/01/2034	09/30/2019	A	10,024
640,000	CA School Finance Authority Charter School (Coastal Academy)	5.000	10/01/2022	04/24/2021	B	672,934
1,705,000	CA School Finance Authority Charter School (High Tech High Learning)	5.000	07/01/2032	07/01/2027	A	2,047,688
1,265,000	CA School Finance Authority Charter School (Inspire Charter Schools)	3.000	07/15/2020	07/15/2020		1,267,328
1,375,000	CA School Finance Authority School Facility (Escuela Popular Del Pueblo)	5.500	07/01/2027	04/09/2024	B	1,428,886
1,300,000	CA Statewide CDA	5.400 [3]	04/01/2028	09/30/2019	A	1,300,000
225,000	CA Statewide CDA (American Baptist Homes of the West)	6.000	10/01/2029	10/01/2019	A	225,846
1,500,000	CA Statewide CDA (American Baptist Homes of the West)	6.250	10/01/2039	10/01/2019	A	1,505,925
920,000	CA Statewide CDA (Cathedral City Heritage Park/Glendale Heritage Park Obligated Group)	5.200	06/01/2036	09/30/2019	A	924,140
1,500,000	CA Statewide CDA (CHF-Irvine)	5.000	05/15/2030	05/15/2026	A	1,814,385

24          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$310,000	CA Statewide CDA (CHF-Irvine- UCI East Campus Apartments)	5.125%	05/15/2031	05/15/2021	A	$332,611
1,000,000	CA Statewide CDA (CHF-Irvine- UCI East Campus Apartments)	5.375	05/15/2038	05/15/2021	A	1,072,790
45,000	CA Statewide CDA (Escrow Term)	6.750	09/01/2037	09/17/2019	A	45,054
175,000	CA Statewide CDA (Front Porch Communities & Services)	5.000	04/01/2031	04/01/2027	A	215,029
900,000	CA Statewide CDA (NCCD-Hooper Street - College of the Arts)	5.000	07/01/2029	08/07/2027	B	1,052,424
2,255,000	CA Statewide CDA (Second Street Senior Apartments)	1.350 [3]	12/15/2036	09/06/2019	A	2,255,000
1,800,000	CA Statewide CDA (Sherman Oaks Health System)	5.000	08/01/2022	06/16/2021	B	1,881,396
10,000,000	CA Statewide CDA (Southern California Edison)	4.500	09/01/2029	09/01/2020	A	10,314,300
25,000	CA Statewide CDA Community Facilities District	6.350	09/01/2021	09/17/2019	A	25,032
650,000	CA Statewide CDA COP (CVHP/ CVMC/FH Obligated Group)	5.125	04/01/2023	09/30/2019	A	652,255
185,000	CA Statewide CDA School Facilities (47th & Main)	5.125	07/01/2022	03/24/2021	A	197,312
15,000	CA Statewide CDA Water & Wastewater	4.250	10/01/2021	09/30/2019	A	15,044
5,000	CA Statewide CDA Water & Wastewater	5.250	10/01/2027	09/30/2019	A	5,016
2,183,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	5.625	05/01/2029	09/30/2019	A	2,198,041
995,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	5.625	05/01/2029	09/30/2019	A	1,001,856
3,395,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000	05/01/2037	09/30/2019	A	3,417,373
25,000	CA Water Resource Devel. GO, Series N & P	5.000	06/01/2020	09/30/2019	A	25,073
3,480,000	California State University	4.000	11/01/2041	11/01/2029	A	4,075,846
15,000	Carlsbad, CA Hsg. & Redevel. Commission (Village Redevel.)	5.300	09/01/2023	03/01/2020	A	15,081
10,000	Carlsbad, CA Hsg. & Redevel. Commission Tax Allocation	5.250	09/01/2019	09/01/2019		10,000
5,000	Carlsbad, CA Improvement Bond Act 1915	5.550	09/02/2028	02/17/2020	A	5,084
25,000	Carson, CA Improvement Bond Act 1915[1]	7.375	09/02/2022	01/21/2020	A	25,661
560,000	Castaic, CA Union School District Community Facilities District No. 92-1	9.000	10/01/2019	10/01/2019		561,954
5,000	Ceres, CA Redevel. Agency Tax Allocation	4.250	11/01/2025	09/30/2019	A	5,012
5,000	Cerritos, CA Public Financing Authority	4.550	11/01/2024	11/01/2019	A	5,027

25          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,230,000	Chino, CA Public Financing Authority	5.000%	09/01/2028	09/01/2025	A	$1,498,939
1,280,000	Chino, CA Public Financing Authority	5.000	09/01/2029	09/01/2025	A	1,553,267
900,000	Chino, CA Public Financing Authority	5.000	09/01/2030	09/01/2025	A	1,088,100
950,000	Chino, CA Public Financing Authority	5.000	09/01/2031	09/01/2025	A	1,144,911
1,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)	5.875	01/01/2034	09/30/2019	A	1,003,660
5,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)	5.875	02/15/2034	09/30/2019	A	5,018,300
15,000	Colton, CA Public Financing Authority, Series A	4.700	04/01/2032	09/30/2019	A	15,041
1,710,000	Compton, CA Community College District	5.000	07/01/2020	07/01/2020		1,767,473
1,895,000	Compton, CA Community College District	5.000	07/01/2021	07/01/2021		2,034,946
1,310,000	Compton, CA Community College District	5.000	07/01/2023	07/01/2022	A	1,453,379
225,000	Compton, CA Sewer[1]	5.375	09/01/2023	09/25/2019	A	225,742
155,000	Cudahy, CA Community Devel. Commission Tax Allocation	6.875	10/01/2019	10/01/2019		155,682
35,000	Cudahy, CA Community Devel. Commission Tax Allocation	6.875	10/01/2020	10/01/2020		37,236
185,000	Cudahy, CA Community Devel. Commission Tax Allocation	7.000	10/01/2021	10/01/2021		208,186
110,000	Cudahy, CA Community Devel. Commission Tax Allocation	7.125	10/01/2020	10/01/2020		117,209
130,000	Cudahy, CA Community Devel. Commission Tax Allocation	7.250	10/01/2021	10/01/2021		146,816
315,000	Cudahy, CA Community Devel. Commission Tax Allocation	7.750	10/01/2027	10/01/2021	A	358,974
10,000	Cypress, CA Improvement Bond Act 1915 (Business and Professional Center)[1]	5.700	09/02/2022	09/24/2019	A	10,013
1,000,000	Davis, CA Redevel. Agency Tax Allocation	6.500	12/01/2026	12/01/2021	A	1,120,340
975,000	Delano, CA Union High School District	5.100	02/01/2023	02/01/2023		1,104,422
200,000	Dinuba, CA Redevel. Agency Tax Allocation[1]	5.750	09/01/2028	04/22/2021	C	214,402
80,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)	5.125	08/01/2020	02/01/2020	A	80,577

26          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$50,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)	5.125%	08/01/2028	02/01/2020	A	$50,445
630,000	El Dorado County, CA Special Tax Community Facilities District No. 9288	5.000	09/01/2026	09/01/2022	A	699,810
800,000	El Dorado County, CA Special Tax Community Facilities District No. 9288	5.000	09/01/2027	09/01/2022	A	887,880
1,440,000	El Monte, CA Union High School District	4.000	06/01/2037	06/01/2027	A	1,646,467
290,000	Fontana, CA Special Tax Community Facilities District No. 80	5.000	09/01/2026	09/01/2026		351,013
175,000	Fontana, CA Special Tax Community Facilities District No. 80	5.000	09/01/2029	09/01/2027	A	213,812
675,000	Fresno, CA Joint Powers Financing Authority	5.000	04/01/2030	04/01/2027	A	839,822
1,000,000	Fresno, CA Joint Powers Financing Authority	5.000	04/01/2031	04/01/2027	A	1,234,330
500,000	Fresno, CA Joint Powers Financing Authority	5.000	04/01/2032	04/01/2027	A	615,550
400,000	Galt, CA Redevel. Agency Tax Allocation	7.375	09/01/2033	09/01/2021	A	449,084
20,000	Granada, CA Sanitation District Improvement Bond Act 1915	6.125	09/02/2022	03/02/2020	A	20,423
425,000	Grand Terrace, CA Community Redevel. Agency	5.100	09/01/2022	09/30/2019	A	430,453
5,000	Greenfield, CA Union Elementary School District	4.000	08/01/2021	09/30/2019	A	5,011
3,220,000	Hawthorne, CA Community Redevel. Agency Special Tax	6.125	10/01/2025	10/01/2019	A	3,230,368
45,000	Hawthorne, CA Parking Authority	8.125	09/01/2019	09/01/2019		45,000
20,000	Huntington Beach, CA Community Facilities District Special Tax	6.250	09/01/2027	03/01/2020	A	20,551
1,055,000	Huntington Beach, CA Community Facilities District Special Tax (Huntington Center)	5.250	09/01/2025	09/30/2019	A	1,057,616
1,115,000	Huntington Beach, CA Community Facilities District Special Tax (Huntington Center)	5.250	09/01/2026	09/30/2019	A	1,117,765
15,000	Huntington Beach, CA Redevel. Agency (Huntington Beach Redevel.)	5.000	08/01/2024	09/30/2019	A	15,046
25,000	Huntington Park, CA Public Financing Authority	5.000	09/01/2022	09/30/2019	A	25,072
2,735,000	Imperial, CA Public Financing Authority (Water Facility)	5.000	10/15/2026	10/15/2022	A	3,045,942

27          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$4,500,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	3.678%	06/01/2038	12/22/2025	B	$4,729,680
710,000	Irvine, CA Improvement Bond Act 1915	5.000	09/02/2025	09/02/2023	A	818,630
45,000	Kern Valley, CA Healthcare District	5.250	08/01/2021	09/30/2019	A	45,140
5,000	La Habra, CA Redevel. Agency Community Facilities District	6.000	09/01/2019	09/01/2019		5,000
25,000	La Mesa, CA Improvement Bond Act 1915[1]	5.750	09/02/2023	01/29/2020	A	25,383
615,000	Lancaster, CA Redevel. Agency	5.500	12/01/2028	12/01/2020	A	639,809
2,000,000	Lodi, CA Public Financing Authority	5.250	10/01/2026	04/01/2022	A	2,190,740
1,435,000	Long Beach, CA Bond Finance Authority	5.250	11/15/2023	11/15/2023		1,649,145
100,000	Long Beach, CA Bond Finance Authority Natural Gas	5.500	11/15/2037	05/23/2037	B	144,930
850,000	Long Beach, CA Marina System	5.000	05/15/2027	05/15/2025	A	978,231
40,000	Long Beach, CA Special Tax (Pike)[1]	6.250	10/01/2026	09/30/2019	A	40,061
30,000	Long Beach, CA Unified School District	5.750	08/01/2033	09/30/2019	A	30,104
5,000	Los Angeles County, CA Community Facilities District No. 5 (Rowland Heights Area)	5.000	09/01/2019	09/01/2019		5,000
40,000	Los Angeles, CA Community Facilities District Special Tax (Cascade Business Park)[1]	6.400	09/01/2022	03/01/2020	A	40,447
2,000,000	Los Angeles, CA Community Redevel. Agency (Hollywood & Vine Apartments)	1.360 [3]	04/15/2042	09/06/2019	A	2,000,000
1,000,000	Los Angeles, CA Dept. of Airports	5.000	05/15/2034	05/15/2028	A	1,252,080
12,570,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)	5.000	05/15/2030	05/15/2029	A	16,318,625
5,000,000	Los Angeles, CA Dept. of Water & Power	5.000	07/01/2038	01/01/2028	A	6,306,350
25,000	Los Angeles, CA Mtg. (Section 8)	5.350	07/01/2022	09/30/2019	A	25,071
5,000	Los Angeles, CA Mtg. (Section 8)	6.500	07/01/2022	09/30/2019	A	5,018
325,000	Madera County, CA Board of Education COP	6.125	10/01/2036	10/01/2021	A	360,256
830,000	Madera County, CA COP (Valley Children’s Hospital)	5.000	03/15/2023	09/30/2019	A	832,822
455,000	Madera County, CA COP (Valley Children’s Hospital)	5.750	03/15/2028	09/30/2019	A	456,629
1,285,000	Manteca, CA Unified School District Special Tax Community Facilities District No. 1989	5.000	09/01/2027	09/01/2023	A	1,467,637
250,000	Marina, CA Redevel. Agency Tax Allocation	5.000	09/01/2033	09/01/2025	A	288,150
340,000	Marina, CA Redevel. Agency Tax Allocation	5.000	09/01/2033	09/01/2025	A	397,273

28          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,025,000	Marysville, CA (Fremont-Rideout Health Group/Rideout Memorial Hospital/United Com-Serve Obligated Group)	5.250%	01/01/2027	01/01/2021	A	$1,083,722
20,000	Maywood, CA Public Financing Authority[1]	7.000	09/01/2028	09/28/2019	A	20,036
295,000	Modesto, CA COP (Golf Course)	5.000	11/01/2023	12/06/2021	B	308,207
1,000,000	Monrovia, CA Redevel. Agency (Central Redev. Project Area No. 1)	5.000	08/01/2026	08/01/2022	A	1,101,180
2,000,000	Montclair, CA Redevel. Agency Tax Allocation	5.300	10/01/2030	09/30/2019	A	2,002,200
470,000	Montebello, CA Public Financing Authority (Montebello Hotel)	5.000	12/01/2024	09/30/2019	A	471,387
1,050,000	Montebello, CA Public Financing Authority (Montebello Hotel)	5.000	12/01/2028	09/30/2019	A	1,052,762
10,000	Mountain View, CA Water	4.500	06/01/2026	09/30/2019	A	10,023
10,000	Murrieta Valley, CA Unified School District	4.000	09/01/2020	09/30/2019	A	10,022
5,000,000	Northern CA Energy Authority	4.000 [3]	07/01/2049	04/01/2024	A	5,521,350
835,000	Northern, CA Inyo County Local Hospital District	6.375	12/01/2025	12/01/2020	A	864,776
550,000	Oakland, CA Unified School District	5.000	08/01/2022	09/29/2021	B	593,148
5,000,000	Oakland, CA Unified School District	5.000	08/01/2030	08/01/2026	A	6,179,850
685,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2026	09/01/2023	A	764,857
745,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2027	09/01/2023	A	830,034
805,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2028	09/01/2023	A	892,487
295,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108[1]	7.500	09/02/2020	12/05/2019	A	304,508
1,495,000	Orange, CA Community Facilities District Special Tax (Serrano Heights Public Improvements)	5.000	10/01/2028	10/01/2022	A	1,659,495
255,000	Oro Grande, CA Elementary District COP	5.625	09/15/2030	09/15/2020	A	265,146
50,000	Oxnard, CA Financing Authority	5.300	06/01/2029	06/01/2021	A	53,722
2,000,000	Oxnard, CA Financing Authority Wastewater	5.000	06/01/2029	06/01/2024	A	2,354,980
845,000	Oxnard, CA Harbor District	5.000	08/01/2020	08/01/2020		873,443
460,000	Oxnard, CA School District	5.000	08/01/2026	08/01/2023	A	527,841
530,000	Oxnard, CA School District	5.000	08/01/2027	08/01/2023	A	607,290
130,000	Palo Alto, CA Utility	5.250	06/01/2021	12/01/2019	A	131,388

29          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$15,000	Palo Alto, CA Utility	5.250%	06/01/2024	12/01/2019	A	$15,158
1,625,000	Palomar, CA Health	5.000	11/01/2031	11/01/2026	A	1,924,049
185,000	Perris, CA Elementary School District	6.000	08/01/2027	08/01/2024	A	226,373
205,000	Perris, CA Elementary School District	6.000	08/01/2028	08/01/2024	A	250,082
2,000,000	Perris, CA Union High School District	4.000	09/01/2040	09/01/2029	A	2,342,660
850,000	Poway, CA Unified School District Public Financing Authority Special Tax	5.000	09/15/2025	09/15/2023	A	984,275
1,200,000	Poway, CA Unified School District Public Financing Authority Special Tax[1]	5.000	09/15/2029	09/15/2023	A	1,383,396
1,800,000	Rancho Cucamonga, CA Community Facilities District Special Tax No. 2003-1	5.750	09/01/2028	09/30/2019	A	1,805,490
15,000	Rancho Mirage, CA Improvement Bond Act 1915[1]	5.500	09/02/2024	02/05/2020	A	15,105
20,000	Rancho Mirage, CA Improvement Bond Act 1915[1]	5.750	09/02/2022	01/20/2020	A	20,200
20,000	Rancho Mirage, CA Improvement Bond Act 1915	5.750	09/02/2026	03/02/2020	A	20,184
10,000	Redlands, CA Community Facilities District	5.850	09/01/2033	03/01/2020	A	10,080
690,000	Redwood City, CA Special Tax	5.000	09/01/2029	09/01/2022	A	750,237
6,530,000	Richmond, CA Joint Powers Financing Authority	5.500	11/01/2029	12/03/2024	A	7,942,113
450,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2028	09/01/2022	A	489,825
235,000	Riverside County, CA Public Financing Authority COP (Air Force Village West)[4]	5.750	05/15/2019	05/15/2019		199,750
305,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	5.750	10/01/2020	10/01/2020		320,314
315,000	Riverside, CA Improvement Bond Act 1915 (Riverside Auto Center Assessment District)	5.000	09/02/2023	03/02/2020	A	326,375
335,000	Riverside, CA Improvement Bond Act 1915 (Riverside Auto Center Assessment District)	5.000	09/02/2024	03/02/2020	A	346,963
200,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Business)	6.250	09/02/2029	03/02/2020	A	205,348
1,640,000	Riverside, CA Public Financing Authority	5.000	11/01/2027	11/01/2022	A	1,843,508
1,155,000	Riverside, CA Public Financing Authority	5.000	11/01/2028	11/01/2022	A	1,297,943

30          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$365,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000%	09/01/2025	09/01/2023	A	$410,694
440,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2026	09/01/2023	A	494,538
405,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2027	09/01/2023	A	453,705
500,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2028	09/01/2023	A	558,700
190,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2021	02/15/2021		199,637
80,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2023	02/15/2023		89,230
265,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2024	02/15/2024		303,860
100,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2025	02/15/2025		117,811
795,000	Sacramento County, CA (Juvenile Courthouse) COP	5.000	12/01/2021	09/30/2019	A	797,242
555,000	Sacramento County, CA (Juvenile Courthouse) COP	5.000	12/01/2022	09/30/2019	A	556,560
430,000	Sacramento County, CA (Juvenile Courthouse) COP	5.000	12/01/2023	09/30/2019	A	431,204
3,830,000	Sacramento County, CA (Single Family Mtg.)	7.250	10/01/2023	09/30/2021	B	4,226,711
2,200,000	Sacramento County, CA Airport System	5.000	07/01/2037	07/01/2028	A	2,716,296
3,800,000	Sacramento County, CA Airport System	5.000	07/01/2038	07/01/2028	A	4,679,700
2,975,000	Sacramento County, CA COP	5.750	02/01/2030	02/01/2020	A	3,029,353
335,000	Sacramento County, CA Hsg. Authority (Vintage Willow Creek Senior Apartments)	5.250	06/01/2027	09/30/2019	A	335,355
5,000	Sacramento County, CA Public Financing Authority (County & City Redevel.)	5.000	12/01/2022	09/30/2019	A	5,013
15,000	Sacramento County, CA Public Financing Authority (County & City Redevel.)	5.125	12/01/2028	09/30/2019	A	15,041
325,000	Sacramento, CA City Financing Authority (North Natomas CFD No. 2)[1]	6.250	09/01/2023	01/30/2020	A	333,200
1,840,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)	5.000	09/01/2024	03/01/2023	A	2,063,358

31          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$850,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)	5.000%	09/01/2025	03/01/2023	A	$953,420
785,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)	5.000	09/01/2026	03/01/2023	A	883,062
455,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)	5.000	09/01/2027	03/01/2023	A	509,841
1,235,000	Sacramento, CA Municipal Utility District	5.000	07/01/2030	07/01/2025	A	1,497,796
55,000	Salinas, CA Redevel. Agency Tax Allocation (Central City Revitalization)	5.500	11/01/2023	09/30/2019	A	55,186
5,000	San Bernardino County, CA (Single Family Mtg.)	3.974 [5]	05/01/2031	09/30/2019	A	2,700
200,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2019	10/01/2019		200,692
50,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2022	10/01/2022		56,237
180,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2023	10/01/2023		208,103
70,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2023	10/01/2023		80,959
30,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500	09/01/2020	09/16/2019	A	30,098
250,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)	5.500	09/01/2024	09/30/2019	A	250,790
20,000	San Bernardino, CA Redevel. Agency (Ramona Senior Complex)	7.875	07/01/2025	07/01/2020	A	20,578
100,000	San Buenaventura, CA COP	4.750	06/01/2032	09/30/2019	A	100,275
1,520,000	San Diego County, CA Regional Airport Authority	5.000	07/01/2026	07/01/2023	A	1,733,378
1,000,000	San Diego County, CA Regional Airport Authority	5.000	07/01/2037	07/01/2027	A	1,228,010
95,000	San Diego County, CA Water Authority	4.750	05/01/2028	09/30/2019	A	95,257
545,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2025	09/01/2023	A	600,421
610,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2027	09/01/2023	A	667,108
640,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2028	09/01/2023	A	698,227
720,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2030	09/01/2023	A	782,546
165,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2021	03/02/2020	A	166,932

32          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$165,000	San Diego, CA Improvement Bond Act 1915	5.000%	09/02/2022	03/02/2020	A	$166,737
175,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2023	03/02/2020	A	176,757
185,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2024	03/02/2020	A	186,774
190,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2025	03/02/2020	A	191,683
205,000	San Diego, CA Improvement Bond Act 1915	5.125	09/02/2026	03/02/2020	A	206,917
215,000	San Diego, CA Improvement Bond Act 1915	5.125	09/02/2027	03/02/2020	A	216,950
225,000	San Diego, CA Improvement Bond Act 1915	5.250	09/02/2028	03/02/2020	A	227,045
240,000	San Diego, CA Improvement Bond Act 1915	5.375	09/02/2029	03/02/2020	A	242,280
250,000	San Diego, CA Improvement Bond Act 1915	5.375	09/02/2030	03/02/2020	A	252,253
260,000	San Diego, CA Improvement Bond Act 1915	5.500	09/02/2031	03/02/2020	A	262,462
280,000	San Diego, CA Improvement Bond Act 1915	5.500	09/02/2032	03/02/2020	A	282,632
1,250,000	San Diego, CA Public Facilities Financing Authority	5.000	10/15/2033	10/15/2025	A	1,522,700
1,000,000	San Diego, CA Public Facilities Financing Authority	5.000	10/15/2034	10/15/2025	A	1,214,880
100,000	San Diego, CA Redevel. Agency (Centre City)	5.200	09/01/2019	09/01/2019		100,000
95,000	San Diego, CA Redevel. Agency (Centre City)	5.250	09/01/2026	09/30/2019	A	95,299
275,000	San Diego, CA Redevel. Agency (Centre City)	6.400	09/01/2019	09/01/2019		275,000
4,000,000	San Francisco, CA City & County (T8 Urban Hsg. Assoc./T8 Urban Condo Owner/Transbay Block 8 Tower Apartments Obligated Group)	1.400 [3]	11/01/2056	09/06/2019	A	4,000,000
8,000,000	San Francisco, CA City & County Airports Commission	5.000	05/01/2037	05/01/2029	A	10,051,520
8,000,000	San Francisco, CA City & County Airports Commission (San Francisco International Airport)	5.250	05/01/2048	05/01/2028	A	9,890,160
35,000	San Francisco, CA City & County COP	4.750	04/01/2035	09/30/2019	A	35,085
25,000	San Francisco, CA City & County Improvement Bond Act 1915[1]	6.850	09/02/2026	02/14/2020	A	26,111
500,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2023	08/01/2022	A	550,215

33          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$920,000	San Gorgonio, CA Memorial Health Care District	5.000%	08/01/2024	08/01/2020	A	$951,022
925,000	San Jacinta, CA Community Facilities District	5.000	09/01/2026	03/09/2021	B	1,115,273
500,000	San Jose, CA Airport (Norman Y Mineta San Jose International Airport)	5.000	03/01/2035	03/01/2027	A	608,470
1,000,000	San Jose, CA Airport (Norman Y Mineta San Jose International Airport)	5.000	03/01/2036	03/01/2027	A	1,213,950
1,250,000	San Jose, CA Airport (Norman Y Mineta San Jose International Airport)	5.000	03/01/2037	03/01/2027	A	1,513,488
1,000,000	San Jose, CA Airport (Norman Y Mineta San Jose International Airport)	6.250	03/01/2034	03/01/2021	A	1,073,260
95,000	San Jose, CA Improvement Bond Act 1915	5.750	09/02/2019	09/02/2019		95,000
60,000	San Jose, CA Improvement Bond Act 1915	5.750	09/02/2020	09/02/2020		61,178
220,000	San Jose, CA Multifamily Hsg. (Almaden Senior Hsg. Partners)	5.350 [3]	07/15/2034	09/10/2019	A	220,158
25,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)	6.100	01/01/2031	09/30/2019	A	25,015
1,915,000	San Jose, CA Multifamily Hsg. (Orvieto Family Apartments)	4.750	08/01/2029	07/31/2020	A	1,968,294
15,000	San Luis Obispo County, CA GO COP	4.250	10/15/2026	09/30/2019	A	15,038
5,000	Santa Clara County, CA Hsg. Authority (John Burns Gardens Apartments)	5.700	08/01/2021	09/30/2019	A	5,016
1,715,000	Santa Clara County, CA Hsg. Authority (John Burns Gardens Apartments)	5.850	08/01/2031	09/30/2019	A	1,720,488
1,430,000	Santa Clara County, CA Hsg. Authority (Julian Street Partners)	4.750	11/01/2027	11/01/2020	A	1,487,615
30,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)	5.700	08/01/2021	09/30/2019	A	30,063
635,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2023	11/15/2022	A	700,970
325,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2024	11/15/2022	A	358,228
925,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2025	11/15/2022	A	1,015,632
785,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2027	11/15/2022	A	858,837

34          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,170,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000%	11/15/2028	11/15/2022	A	$1,276,248
20,000	Santa Nella County, CA Water District	6.250	09/02/2028	02/17/2020	A	20,002
10,000	Santa Rosa, CA Improvement Bond Act 1915 (Nielson Ranch)	6.700	09/02/2022	01/20/2020	A	10,150
710,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2025	09/01/2023	A	795,094
770,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2026	09/01/2023	A	861,022
830,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2027	09/01/2023	A	924,736
895,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2028	09/01/2023	A	993,522
1,390,000	Selma, CA Redevel. Agency	5.750	09/01/2024	09/30/2019	A	1,391,418
10,000	Sequoia, CA Hospital District	5.375	08/15/2023	08/28/2021	A	10,986
40,000	Signal Hill CA Redevel. Agency	5.250	10/01/2024	10/01/2019	A	40,130
25,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)	5.000	09/01/2030	09/30/2019	A	25,070
525,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)	5.250	09/01/2019	09/01/2019		525,000
25,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)	5.250	09/01/2021	09/30/2019	A	25,078
1,020,000	Sonora, CA Union High School District	5.625	08/01/2029	08/01/2023	A	1,187,494
1,925,000	South Gate, CA Utility Authority	5.250	10/01/2027	10/01/2022	A	2,152,343
1,115,000	South Pasadena, CA Water	5.000	10/01/2036	10/01/2026	A	1,376,668
260,000	Southern CA Mono Health Care District	5.000	08/01/2021	08/01/2021		277,714
20,000	Southern CA Public Power Authority	5.750	07/01/2021	09/30/2019	A	20,071
1,450,000	Southern CA Tobacco Securitization Authority	4.750	06/01/2025	09/15/2019	A	1,456,873
5,000	Stockton, CA Improvement Bond Act 1915[1]	5.800	09/02/2020	12/05/2019	A	5,096
1,700,000	Stockton, CA Public Financing Authority (Build America Bonds - Delta Water Supply)	6.250	10/01/2040	10/01/2023	A	2,037,195
25,000	Stockton, CA Public Financing Authority (Parking & Capital Projects)	5.375	09/01/2021	09/30/2019	A	25,020
20,000	Sulphur Springs, CA Union School District	4.125	09/01/2033	03/01/2020	A	20,875

35          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$15,000	Sunnyvale, CA COP (Parking Facility)[1]	5.000%	10/01/2022	09/30/2019	A	$15,045
300,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2025	10/01/2023	A	343,809
415,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2026	10/01/2023	A	474,822
700,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2027	10/01/2023	A	794,969
1,465,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2028	10/01/2023	A	1,664,108
1,490,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2029	10/01/2023	A	1,687,768
825,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.250	09/01/2028	09/01/2022	A	903,746
35,000	Tracy, CA Community Facilities District	6.300	09/01/2026	02/12/2020	A	35,616
25,000	Tracy, CA Community Facilities District (205 Parcel Glen)	6.250	09/01/2032	09/30/2019	A	25,053
30,000	Truckee-Donner, CA Public Utility District Special Tax	5.800	09/01/2035	05/26/2033	B	29,778
420,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2024	09/01/2023	A	477,204
445,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2025	09/01/2023	A	505,382
470,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2026	09/01/2023	A	532,980
490,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2027	09/01/2023	A	554,019
515,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2028	09/01/2023	A	580,951
125,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)	7.125	09/01/2026	09/01/2021	A	140,219
250,000	Ukiah, CA Redevel. Agency (Ukiah Redevel.)	6.500	12/01/2028	06/01/2021	A	272,360
175,000	Vacaville, CA Redevel. Agency (Vacaville Community Hsg.)	6.000	11/01/2024	09/15/2019	A	175,690
5,000	Vallejo, CA Public Financing Authority, Series A1	7.500	09/01/2020	12/04/2019	A	5,130
30,000	Vallejo, CA Quadrant Improvement District No. 001	6.000	09/01/2026	03/01/2020	A	30,225
30,000	Vallejo, CA Quadrant Improvement District No. 001	6.125	09/01/2034	03/01/2020	A	30,208
1,230,000	Vernon, CA Electric System	5.125	08/01/2021	09/30/2019	A	1,234,170

36          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$850,000	Vernon, CA Electric System	5.125%	08/01/2033	08/01/2022	A	$910,962
25,000	Victorville, CA Redevel. Agency (Bear Valley Road)	5.125	12/01/2031	09/30/2019	A	25,073
5,000	Vista, CA Unified School District	5.125	05/01/2023	11/01/2019	A	5,032
5,000	Wasco, CA Public Financing Authority	7.500	09/15/2023	09/30/2019	A	5,011
875,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)	7.000	09/01/2026	09/01/2021	A	987,446
1,000,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)	7.250	09/01/2031	09/01/2021	A	1,131,250
20,000	West Kern, CA Community College District	4.500	11/01/2031	10/29/2019	A	20,100
1,150,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000	09/01/2025	09/30/2019	A	1,152,484
2,335,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000	09/01/2025	09/01/2023	A	2,670,796
1,255,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000	09/01/2027	09/30/2019	A	1,257,510
835,000	William S. Hart CA Union High School District	5.000	09/01/2025	09/01/2023	A	938,958
155,000	Yuba County, CA COP	5.000	02/01/2024	08/01/2020	A	160,329
165,000	Yuba County, CA COP	5.000	02/01/2025	08/01/2020	A	170,745
170,000	Yuba County, CA COP	5.000	02/01/2026	08/01/2020	A	175,950
180,000	Yuba County, CA COP	5.000	02/01/2027	08/01/2020	A	186,356
190,000	Yuba County, CA COP	5.000	02/01/2028	08/01/2020	A	196,703
200,000	Yuba County, CA COP	5.000	02/01/2029	08/01/2020	A	207,126

						500,119,862
U.S. Possessions—8.8%
1,250,000	Guam International Airport Authority	6.000	10/01/2023	09/30/2019	A	1,254,100
100,000	Guam Power Authority, Series A	5.000	10/01/2019	10/01/2019		100,273
150,000	Guam Power Authority, Series A	5.000	10/01/2020	10/01/2020		155,854
150,000	Guam Power Authority, Series A	5.000	10/01/2021	10/01/2021		161,125
155,000	Guam Power Authority, Series A	5.000	10/01/2022	10/01/2022		171,794
265,000	Guam Power Authority, Series A	5.000	10/01/2025	10/01/2022	A	294,646
225,000	Guam Power Authority, Series A	5.000	10/01/2026	10/01/2022	A	250,069
155,000	Guam Power Authority, Series A	5.000	10/01/2027	10/01/2022	A	172,027
12,509,000	Puerto Rico Children’s Trust Fund (TASC)	5.375	05/15/2033	09/30/2019	A	12,692,632
3,000,000	Puerto Rico Children’s Trust Fund (TASC)	5.500	05/15/2039	09/30/2019	A	3,051,300
130,000	Puerto Rico Commonwealth GO4	5.000	07/01/2018	07/01/2018		94,738
1,000,000	Puerto Rico Commonwealth GO4	5.000	07/01/2020	07/01/2020		728,750

37          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$200,000	Puerto Rico Commonwealth GO4	5.000%	07/01/2022	07/01/2022		$146,250
100,000	Puerto Rico Commonwealth GO4	5.375	07/01/2030	07/01/2030		69,250
126,075	Puerto Rico Commonwealth GO, FGIC[6]	5.500	07/01/2017	07/01/2017		104,327
1,270,000	Puerto Rico Commonwealth GO, NPFGC	5.500	07/01/2020	07/01/2020		1,298,766
560,000	Puerto Rico Commonwealth GO4	5.625	07/01/2031	02/04/2031	B	408,800
370,000	Puerto Rico Commonwealth GO, NPFGC	6.000	07/01/2027	09/30/2019	A	378,151
2,000,000	Puerto Rico Commonwealth GO4	6.000	07/01/2029	07/01/2029		1,390,000
45,000	Puerto Rico Commonwealth GO, AGC	6.125 [2]	07/01/2024	08/14/2022	B	48,556
175,000	Puerto Rico Electric Power Authority, Series PP, NPFGC	5.000	07/01/2022	09/30/2019	A	176,904
470,000	Puerto Rico Electric Power Authority, Series PP, NPFGC	5.000	07/01/2025	09/30/2019	A	474,587
3,690,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2023	09/30/2019	A	3,728,745
520,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2024	09/30/2019	A	525,268
100,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2024	09/30/2019	A	101,013
25,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2025	09/30/2019	A	25,244
455,000	Puerto Rico Electric Power Authority, Series UU, AGC	5.000	07/01/2024	09/30/2019	A	466,211
15,000	Puerto Rico HFA	5.500	12/01/2019	09/30/2019	A	15,106
175,000	Puerto Rico Highway & Transportation Authority, AGC	5.000	07/01/2028	09/30/2019	A	179,279
600,000	Puerto Rico Highway & Transportation Authority, NPFGC	5.000	07/01/2029	09/30/2019	A	604,734
1,000,000	Puerto Rico Highway & Transportation Authority, FGIC[6]	5.250	07/01/2022	07/01/2022		827,500
70,000	Puerto Rico Highway & Transportation Authority, Series G, FGIC[6]	5.000	07/01/2022	07/01/2022		57,925
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2021	04/01/2021		102,043
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2022	04/01/2022		102,004
2,365,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	09/30/2019	A	2,427,081
50,000	Puerto Rico ITEMECF (International American University)	5.000	10/01/2021	10/01/2021		51,882
40,000	Puerto Rico Municipal Finance Agency, Series A, AGC	4.750	08/01/2022	09/30/2019	A	40,503
830,000	Puerto Rico Municipal Finance Agency, Series A, AGC	5.250	08/01/2020	09/30/2019	A	841,612

38          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$1,750,000	Puerto Rico Public Finance Corp., Series B4	5.500%	08/01/2031	07/17/2029	B	$105,000
600,000	Puerto Rico Public Finance Corp., Series B4	6.000	08/01/2024	08/01/2024		36,000
1,400,000	Puerto Rico Public Finance Corp., Series B4	6.000	08/01/2025	08/01/2025		84,000
3,300,000	Puerto Rico Public Finance Corp., Series B4	6.000	08/01/2026	08/01/2026		198,000
8,544,000	Puerto Rico Sales Tax Financing Corp., Series A	4.552 [5]	07/01/2031	01/10/2031	B	5,792,319
1,125,000	Puerto Rico Sales Tax Financing Corp., Series A	4.886 [5]	07/01/2033	12/21/2032	B	695,858
151,000	Puerto Rico Sales Tax Financing Corp., Series A-1	3.973 [5]	07/01/2024	07/09/2023	B	131,749
290,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.259 [5]	07/01/2027	08/15/2026	B	229,474
754,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.381 [5]	07/01/2029	01/12/2029	B	554,635
4,057,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.500	07/01/2034	07/01/2025	A	4,342,856
4,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.550	07/01/2040	07/01/2028	A	4,129
4,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.750	07/01/2053	07/01/2028	A	4,111
5,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.000	07/01/2058	07/01/2028	A	5,226
5,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.894 [5]	07/01/2046	12/21/2042	A	1,343
5,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.951 [5]	07/01/2051	07/01/2028	A	972
1,547,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.329	07/01/2040	07/01/2028	A	1,576,006
46,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.536	07/01/2053	07/01/2028	A	46,746
620,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.784	07/01/2058	07/01/2028	A	637,825
315,000	University of Puerto Rico, Series P	5.000	06/01/2024	06/01/2024		314,606
100,000	University of Puerto Rico, Series P, NPFGC	5.000	06/01/2024	09/30/2019	A	101,013
540,000	University of Puerto Rico, Series Q	5.000	06/01/2021	09/30/2019	A	541,350
25,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000	10/01/2022	09/30/2019	A	25,189
300,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000	10/01/2023	09/30/2019	A	302,268
90,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000	10/01/2024	09/30/2019	A	90,682
170,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000	10/01/2025	09/30/2019	A	171,294

39          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$125,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000%	10/01/2026	09/30/2019	A	$125,955
						49,837,655

Total Investments, at Value (Cost $525,311,881)—97.3%						549,957,517
Net Other Assets (Liabilities)—2.7						15,115,329
Net Assets—100.0%						$565,072,846

Footnotes to Schedule of Investments

* Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

2. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

3. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

4. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

5. Zero coupon bond reflects effective yield on the original acquisition date.

6. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

To simplify the listings of securities, abbreviations are used per the table below:
ABAG	Association of Bay Area Governments
AGC	Assured Guaranty Corp.
CDA	Communities Devel. Authority
CFD	Community Facilities District
CHCC	Community Hospitals of Central California
CHF	City Hospital Foundation
COP	Certificates of Participation
CVHP	Citrus Valley Health Partners
CVMC	Citrus Valley Medical Center
EMC	Eden Medical Center
FCHMC	Fresno Community Hospital & Medical Center
FGIC	Financial Guaranty Insurance Co.
FH	Foothill Hospital
GCCCD	Grossmont-Cuyamaca Community College District
GO	General Obligation
HFA	Housing Finance Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MPHS	Mills-Peninsula Health Services

40          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
NCCD	National Campus and Community Development
NPFGC	National Public Finance Guarantee Corp.
PAMFHCR&E	Palo Alto Medical Foundation for Health Care Research & Education
PCCD	Palomar Community College District
SBH	Sutter Bay Hospitals
SBMF	Sutter Bay Medical Foundation
SCHosp	Sutter Coast Hospital
SCVH	Sutter Central Valley Hospitals
SEBH	Sutter East Bay Hospitals
SGMF	Sutter Gould Medical Foundation
SHlth	Sutter Health
SHSSR	Sutter Health Sacramento Sierra Regional
SMCCV	Sutter Medical Center of Castro Valley
SMF	Sutter Medical Foundation
STTJCCD	Shasta-Tehama-Trinity Joint Community College District
SVlyH	Sutter Valley Hospitals
SVMF	Sutter Valley Medical Foundation
SVNA&H	Sutter Visiting Nurse Association & Hospice

TASC	Tobacco Settlement Asset-Backed Bonds
UCI	University of California Irvine
UCR	University of California Riverside
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

41          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS July 31, 2019

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—98.4%
California—89.5%
$25,000	Adelanto, CA Elementary School District COP	4.375%	09/01/2036	09/01/2019	A	$25,036
405,000	Adelanto, CA Improvement Agency, Series B	5.500	12/01/2023	12/01/2019	A	406,235
655,000	Adelanto, CA Public Financing Authority, Series B	6.300	09/01/2028	09/01/2019	A	657,843
3,615,000	Adelanto, CA Public Utility Authority	5.000	07/01/2024	08/31/2019	A	3,623,712
10,000	Alameda County, CA Redevel. Agency (Eden Area Redevel.)	4.375	08/01/2030	08/31/2019	A	10,014
1,750,000	Alameda, CA Corridor Transportation Authority	5.000	10/01/2029	10/01/2023	A	2,009,665
55,000	Apple Valley, CA Redevel. Agency Tax Allocation	4.750	06/01/2037	08/31/2019	A	55,123
180,000	Arcadia, CA Redevel. Agency Tax Allocation (Central Redevel.)	5.125	05/01/2023	08/31/2019	A	180,596
3,490,000	Azusa, CA Special Tax Community Facilities District No. 05-1	5.000	09/01/2027	09/01/2019	A	3,501,238
655,000	Beaumont, CA Financing Authority, Series A	5.000	09/01/2027	09/01/2023	A	723,493
200,000	Beaumont, CA Financing Authority, Series A	6.375	09/01/2042	09/01/2021	A	215,866
95,000	Beaumont, CA Financing Authority, Series A	7.000	09/01/2023	09/01/2019	A	95,180
740,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2025	09/12/2024	B	845,073
20,000	Beaumont, CA Financing Authority, Series C	4.750	09/01/2028	08/24/2019	A	20,022
25,000	Bell, CA Community Redevel. Agency Tax Allocation	5.625	10/01/2033	08/31/2019	A	25,095
90,000	Blythe, CA Financing Authority (City Hall & County Courthouse)	5.500	09/01/2027	09/01/2019	A	90,204
100,000	Buena Park, CA Community Redevel. Agency	5.250	09/01/2025	09/01/2019	A	100,316
100,000	Buena Park, CA Community Redevel. Agency	5.625	09/01/2033	09/01/2019	A	100,349
250,000	CA ABAG Finance Authority for NonProfit Corporations (Episcopal Senior Communities)	5.000	07/01/2024	07/01/2022	A	274,950
5,000	CA ABAG Finance Authority for NonProfit Corporations COP	5.800	03/01/2023	09/01/2019	A	5,020
215,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)	5.350	10/01/2029	08/31/2019	A	215,434
185,000	CA Bay Area Governments Association	6.000	12/15/2024	12/15/2019	A	188,624
490,000	CA Communities Transportation Revenue COP	5.250	06/01/2023	06/01/2022	A	543,312

42          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$515,000	CA Communities Transportation Revenue COP	5.250%	06/01/2024	06/01/2022	A	$568,550
545,000	CA Communities Transportation Revenue COP	5.250	06/01/2025	06/01/2022	A	599,042
575,000	CA Communities Transportation Revenue COP	5.250	06/01/2026	06/01/2022	A	631,172
605,000	CA Communities Transportation Revenue COP	5.250	06/01/2027	06/01/2022	A	663,503
25,000	CA Community College Financing Authority (GCCCD/PCCD/STTJCCD Obligated Group)	5.000	04/01/2021	10/01/2019	A	25,162
680,000	CA Community College Financing Authority (GCCCD/PCCD/STTJCCD Obligated Group)	5.625	04/01/2026	10/01/2019	A	685,046
600,000	CA Community College Financing Authority (NCCD-Orange Coast Properties)	5.000	05/01/2033	05/01/2028	A	712,926
4,760,000	CA County Tobacco Securitization Agency	4.000	06/01/2029	08/31/2019	A	4,848,346
190,000	CA County Tobacco Securitization Agency (TASC)	5.000	06/01/2026	08/31/2019	A	190,030
415,000	CA County Tobacco Securitization Agency (TASC)	5.100 [1]	06/01/2028	08/15/2019	A	415,166
2,115,000	CA County Tobacco Securitization Agency (TASC)	5.250 [1]	06/01/2021	08/15/2019	A	2,149,601
40,000	CA County Tobacco Securitization Agency (TASC)	5.450 [1]	06/01/2028	08/15/2019	A	40,709
1,650,000	CA County Tobacco Securitization Agency (TASC)	5.750	06/01/2029	08/31/2019	A	1,668,100
5,000	CA County Tobacco Securitization Agency (TASC)	5.875	06/01/2027	08/31/2019	A	5,005
390,000	CA County Tobacco Securitization Agency (TASC)	5.875	06/01/2035	08/31/2019	A	394,048
295,000	CA County Tobacco Securitization Agency (TASC)	5.875	06/01/2043	08/31/2019	A	299,263
5,230,000	CA County Tobacco Securitization Agency (TASC)	6.000	06/01/2035	08/31/2019	A	5,233,033
4,735,000	CA County Tobacco Securitization Agency (TASC)	6.000	06/01/2042	08/31/2019	A	4,781,640
335,000	CA Dept. of Water Resources (Center Valley)	5.250	07/01/2022	08/31/2019	A	336,172
1,135,000	CA Educational Facilities Authority (California College of Arts & Crafts)	5.000	06/01/2022	06/01/2022		1,248,296
400,000	CA Educational Facilities Authority (California College of Arts & Crafts)	5.000	06/01/2024	06/01/2022	A	436,848
710,000	CA Educational Facilities Authority (Loma Linda University)	5.000	04/01/2030	04/01/2027	A	874,102

43          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,250,000	CA Educational Facilities Authority (Loyola Marymount University)	5.125%	10/01/2040	10/01/2019	A	$1,259,512
120,000	CA Educational Facilities Authority (Southwestern Law School)	5.000	11/01/2023	08/31/2019	A	120,359
5,000	CA GO	5.000	10/01/2022	08/31/2019	A	5,016
105,000	CA GO	5.000	11/01/2022	11/01/2019	A	106,054
35,000	CA GO	5.000	11/01/2022	11/01/2019	A	35,351
20,000	CA GO	5.000	10/01/2023	08/31/2019	A	20,065
35,000	CA GO	5.000	10/01/2023	08/31/2019	A	35,114
5,000	CA GO	5.000	10/01/2028	08/31/2019	A	5,016
20,000	CA GO	5.125	10/01/2027	08/31/2019	A	20,066
5,000	CA GO	5.200	11/01/2031	08/31/2019	A	5,017
25,000	CA GO	5.250	04/01/2021	08/31/2019	A	25,086
95,000	CA GO	5.250	06/01/2021	12/01/2019	A	96,366
4,970,000	CA GO	5.250	09/01/2024	09/01/2021	A	5,407,111
110,000	CA GO	5.375	06/01/2026	12/01/2019	A	111,545
15,000	CA GO	5.375	06/01/2026	12/01/2019	A	15,211
5,000	CA GO	5.500	03/01/2020	09/01/2019	A	5,019
20,000	CA GO	5.500	10/01/2022	10/01/2019	A	20,151
65,000	CA GO	5.600	09/01/2021	09/01/2019	A	65,245
5,000	CA GO	5.600	09/01/2021	09/01/2019	A	5,019
80,000	CA GO	5.625	10/01/2021	10/01/2019	A	80,616
235,000	CA GO	5.625	10/01/2023	10/01/2019	A	236,798
10,000	CA GO	5.625	09/01/2024	09/01/2019	A	10,037
40,000	CA GO	5.625	05/01/2026	08/31/2019	A	40,145
10,000	CA GO	5.625	10/01/2026	10/01/2019	A	10,073
85,000	CA GO	5.750	03/01/2023	09/01/2019	A	85,328
1,465,000	CA GO	5.900	04/01/2023	10/01/2019	A	1,476,866
230,000	CA GO	5.900	04/01/2023	10/01/2019	A	231,863
75,000	CA GO	5.900	03/01/2025	09/01/2019	A	75,298
55,000	CA GO	6.000	10/01/2021	10/01/2019	A	55,492
45,000	CA GO	6.000	03/01/2024	09/01/2019	A	45,181
5,000	CA GO	6.000	05/01/2024	11/01/2019	A	5,067
90,000	CA GO	6.000	08/01/2024	02/01/2020	A	92,414
9,595,000	CA GO	6.000	11/01/2039	11/01/2019	A	9,712,731
150,000	CA GO	6.250	10/01/2019	10/01/2019		151,300
230,000	CA GO	6.250	10/01/2019	10/01/2019		231,994
1,850,000	CA Golden State Tobacco Securitization Corp.	5.000	06/01/2027	06/01/2027		2,218,742
6,560,000	CA Golden State Tobacco Securitization Corp.	5.000	06/01/2028	06/01/2027	A	7,817,093
2,090,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000	06/01/2029	06/01/2027	A	2,474,121
1,750,000	CA Health Facilities Financing Authority (Cedars-Sinai Medical Center)	5.000	11/15/2032	11/15/2025	A	2,106,510
1,750,000	CA Health Facilities Financing Authority (El Camino Hospital)	5.000	02/01/2032	02/01/2025	A	2,059,470

44          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$3,000,000	CA Health Facilities Financing Authority (El Camino Hospital)	5.000%	02/01/2033	02/01/2025	A	$3,522,450
15,000	CA Health Facilities Financing Authority (Gateways Hospital & Mental Health Center)	4.300	12/01/2023	08/31/2019	A	15,042
10,000	CA Health Facilities Financing Authority (Gateways Hospital & Mental Health Center)	4.450	12/01/2024	08/31/2019	A	10,029
1,000,000	CA Health Facilities Financing Authority (Providence Health & Services Obligated Group)	5.500	10/01/2039	10/01/2019	A	1,007,600
25,000	CA Health Facilities Financing Authority (San Fernando Valley Community Mental Health Center)	5.250	06/01/2023	08/31/2019	A	25,043
1,000,000	CA Health Facilities Financing Authority (SHlth/EMC/MPHS/ PAMFHCR&E/SCHosp/SCVH/SEBH/SGMF/SHSSR/SMF/SMCCV Obligated Group)	5.250	08/15/2031	08/15/2021	A	1,081,030
1,800,000	CA Health Facilities Financing Authority (SHlth/SBH/SVNA&H/ SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)	5.000	11/15/2032	11/15/2027	A	2,249,010
3,000,000	CA Health Facilities Financing Authority (SHlth/SBH/SVNA&H/ SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)	5.000	11/15/2033	11/15/2027	A	3,736,080
1,500,000	CA Health Facilities Financing Authority (SHlth/SBH/SVNA&H/ SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)	5.000	11/15/2035	11/15/2027	A	1,852,110
4,490,000	CA Health Facilities Financing Authority (SHlth/SBH/SVNA&H/ SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)	5.000	11/15/2037	11/15/2027	A	5,495,984
150,000	CA HFA (Multifamily Hsg.)	5.850 [2]	02/01/2037	08/01/2019	A	150,000
1,505,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)	5.000	05/01/2027	11/01/2026	A	1,868,051
775,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)	5.000	05/01/2028	11/01/2026	A	958,520
910,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)	5.000	05/01/2029	11/01/2026	A	1,120,219
740,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)	5.000	05/01/2030	11/01/2026	A	905,257

45          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$910,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)	5.000%	05/01/2031	11/01/2026	A	$1,107,170
5,000,000	CA Infrastructure and Economic Devel. (Segerstrom Center for the Arts)	5.000	07/01/2026	07/01/2026		6,161,250
40,000	CA M-S-R Public Power Agency (San Juan)	6.000	07/01/2022	12/31/2019	A	44,030
335,000	CA Municipal Finance Authority (Biola University)	5.000	10/01/2029	10/01/2023	A	379,599
465,000	CA Municipal Finance Authority (Biola University)	5.000	10/01/2030	10/01/2023	A	524,473
3,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2028	02/01/2027	A	3,653,640
3,400,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2029	02/01/2027	A	4,117,638
3,500,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2030	02/01/2027	A	4,209,625
2,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2031	02/01/2027	A	2,388,740
1,500,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)	5.000	02/01/2032	02/01/2027	A	1,781,505
10,385,000	CA Municipal Finance Authority (CHF-Davis-West Village Student Hsg.)	5.000	05/15/2033	11/15/2028	A	12,890,070
2,500,000	CA Municipal Finance Authority (CHF-Davis-West Village Student Hsg.)	5.000	05/15/2037	11/15/2028	A	3,004,825
2,120,000	CA Municipal Finance Authority (CHF-Riverside-UCR Dundee Glasgow Student Hsg.)	5.000	05/15/2032	11/15/2028	A	2,646,523
2,000,000	CA Municipal Finance Authority (CHF-Riverside-UCR Dundee Glasgow Student Hsg.)	5.000	05/15/2033	11/15/2028	A	2,482,440
1,260,000	CA Municipal Finance Authority (CHF-Riverside-UCR Dundee Glasgow Student Hsg.)	5.000	05/15/2034	11/15/2028	A	1,556,377
1,900,000	CA Municipal Finance Authority (CHF-Riverside-UCR Dundee Glasgow Student Hsg.)	5.000	05/15/2036	11/15/2028	A	2,325,942
2,275,000	CA Municipal Finance Authority (CHF-Riverside-UCR Dundee Glasgow Student Hsg.)	5.000	05/15/2038	11/15/2028	A	2,767,742
2,155,000	CA Municipal Finance Authority (Eisenhower Medical Center)	5.000	07/01/2030	07/01/2027	A	2,598,758
40,000	CA Municipal Finance Authority (Emerson College)	5.000	01/01/2028	01/01/2022	A	43,299
190,000	CA Municipal Finance Authority (Emerson College)	5.000	01/01/2028	01/01/2022	A	208,607

46          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$8,385,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)	5.000%	12/31/2033	06/30/2028	A	$10,112,478
6,500,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)	5.000	12/31/2034	06/30/2028	A	7,802,600
2,700,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)	5.000	12/31/2035	06/30/2028	A	3,229,659
1,000,000	CA Municipal Finance Authority (NorthBay Healthcare Group/NorthBay Healthcare Corp. Obligated Group)	5.000	11/01/2028	11/01/2026	A	1,177,900
440,000	CA Municipal Finance Authority (NorthBay Healthcare Group/NorthBay Healthcare Corp. Obligated Group)	5.000	11/01/2030	11/01/2024	A	496,192
1,100,000	CA Municipal Finance Authority (NorthBay Healthcare Group/NorthBay Healthcare Corp. Obligated Group)	5.000	11/01/2035	11/01/2024	A	1,217,304
750,000	CA Municipal Finance Authority (NorthBay Healthcare Group/NorthBay Healthcare Corp. Obligated Group)	5.250	11/01/2029	11/01/2026	A	885,712
3,080,000	CA Municipal Finance Authority (UCR North District Phase I Student Hsg.)	5.000	05/15/2040	11/15/2029	A	3,784,642
1,580,000	CA Municipal Financing Authority (San Bernardino Municipal Water Facilities)	5.000	08/01/2033	08/01/2026	A	1,879,805
1,715,000	CA Municipal Financing Authority (San Bernardino Municipal Water Facilities)	5.000	08/01/2035	08/01/2026	A	2,027,473
1,000,000	CA Pollution Control Financing Authority (Calplant I)	7.000	07/01/2022	10/09/2021	B	1,029,770
4,000,000	CA Pollution Control Financing Authority (Calplant I)	7.500	07/01/2032	07/01/2022	A	4,197,880
1,000,000	CA Pollution Control Financing Authority (Poseidon Resources Channelside)	5.000	07/01/2030	07/01/2022	A	1,085,470
1,500,000	CA Pollution Control Financing Authority (San Diego County Water Authority)	5.000	07/01/2039	01/01/2029	A	1,800,255
1,030,000	CA Pollution Control Financing Authority (Southern California Water Company)	5.500	12/01/2026	08/31/2019	A	1,031,658
250,000	CA Public Financing Authority (Trinity Classical Academy)	5.000	07/01/2036	03/01/2029	A	266,700
5,000	CA Public Works (California Community Colleges)	4.250	03/01/2026	09/01/2019	A	5,012
50,000	CA Public Works (California Community Colleges)	5.000	10/01/2024	08/31/2019	A	50,162

47          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$50,000	CA Public Works (California Community Colleges)	5.000%	03/01/2027	09/01/2019	A	$50,158
15,000	CA Public Works (California Community Colleges)	5.125	06/01/2025	08/31/2019	A	15,049
45,000	CA Public Works (California Community Colleges)	5.125	06/01/2029	08/31/2019	A	45,145
110,000	CA Public Works (California Community Colleges)	5.250	09/01/2019	09/01/2019		110,375
20,000	CA Public Works (California Highway Patrol)	5.250	11/01/2020	08/31/2019	A	20,068
2,000,000	CA Public Works (California State Prisons)	5.750	10/01/2031	10/01/2021	A	2,195,540
750,000	CA Public Works (Dept. of Corrections and Rehabilitation)	5.750	11/01/2029	11/01/2019	A	758,527
10,000	CA Public Works (Dept. of Corrections)	4.250	10/01/2021	08/31/2019	A	10,026
350,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2019	08/31/2019	A	351,263
45,000	CA Public Works (Dept. of Corrections)	5.625	10/01/2020	08/31/2019	A	45,167
2,000,000	CA Public Works (Dept. of Forestry & Fire Protection)	5.000	04/01/2026	08/31/2019	A	2,006,440
15,000	CA Public Works (Dept. of Justice Building)	5.250	11/01/2020	08/31/2019	A	15,051
5,000	CA Public Works (Dept. of Mental Health)	4.200	11/01/2026	08/31/2019	A	5,012
20,000	CA Public Works (Dept. of Mental Health)	5.250	04/01/2023	08/31/2019	A	20,076
875,000	CA Public Works (Judicial Council)	5.000	03/01/2026	03/01/2023	A	994,052
3,000,000	CA Public Works (Judicial Council)	5.250	12/01/2026	12/01/2021	A	3,283,950
640,000	CA School Finance Authority Charter School (Coastal Academy)	5.000	10/01/2022	04/24/2021	B	671,200
1,705,000	CA School Finance Authority Charter School (High Tech High Learning)	5.000	07/01/2032	07/01/2027	A	1,994,628
1,265,000	CA School Finance Authority Charter School (Inspire Charter Schools)	3.000	07/15/2020	07/15/2020		1,266,999
1,375,000	CA School Finance Authority School Facility (Escuela Popular Del Pueblo)	5.500	07/01/2027	04/09/2024	B	1,405,896
1,200,000	CA Statewide CDA	1.008 [2]	04/01/2028	08/31/2019	A	1,200,000
225,000	CA Statewide CDA (American Baptist Homes of the West)	6.000	10/01/2029	10/01/2019	A	226,726
920,000	CA Statewide CDA (Cathedral City Heritage Park/Glendale Heritage Park Obligated Group)	5.200	06/01/2036	08/31/2019	A	925,318
1,500,000	CA Statewide CDA (CHF-Irvine)	5.000	05/15/2030	05/15/2026	A	1,787,985

48          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$310,000	CA Statewide CDA (CHF-Irvine- UCI East Campus Apartments)	5.125%	05/15/2031	05/15/2021	A	$332,056
1,000,000	CA Statewide CDA (CHF-Irvine- UCI East Campus Apartments)	5.375	05/15/2038	05/15/2021	A	1,069,750
45,000	CA Statewide CDA (Escrow Term)	6.750	09/01/2037	08/17/2019	A	45,063
175,000	CA Statewide CDA (Front Porch Communities & Services)	5.000	04/01/2031	04/01/2027	A	211,293
900,000	CA Statewide CDA (NCCD-Hooper Street - College of the Arts)	5.000	07/01/2029	08/07/2027	B	1,034,325
2,255,000	CA Statewide CDA (Second Street Senior Apartments)	1.440 [2]	12/15/2036	08/07/2019	A	2,255,000
1,800,000	CA Statewide CDA (Sherman Oaks Health System)[3]	5.000	08/01/2022	12/04/2020	B	1,885,932
10,000,000	CA Statewide CDA (Southern California Edison)	4.500	09/01/2029	09/01/2020	A	10,314,800
25,000	CA Statewide CDA Community Facilities District	6.350	09/01/2021	08/17/2019	A	25,038
650,000	CA Statewide CDA COP (CVHP/ CVMC/FH Obligated Group)	5.125	04/01/2023	08/31/2019	A	652,483
185,000	CA Statewide CDA School Facilities (47th & Main)	5.125	07/01/2022	03/24/2021	A	196,627
15,000	CA Statewide CDA Water & Wastewater	4.250	10/01/2021	08/31/2019	A	15,048
5,000	CA Statewide CDA Water & Wastewater	5.250	10/01/2027	08/31/2019	A	5,018
2,183,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	5.625	05/01/2029	08/31/2019	A	2,199,285
995,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	5.625	05/01/2029	08/31/2019	A	1,002,423
3,395,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000	05/01/2037	08/31/2019	A	3,419,206
25,000	CA Water Resource Devel. GO, Series N & P	5.000	06/01/2020	08/31/2019	A	25,081
3,480,000	California State University[3]	4.000	11/01/2041	11/01/2029	A	3,951,053
15,000	Carlsbad, CA Hsg. & Redevel. Commission (Village Redevel.)	5.300	09/01/2023	09/01/2019	A	15,012
10,000	Carlsbad, CA Hsg. & Redevel. Commission Tax Allocation	5.250	09/01/2019	09/01/2019		10,015
5,000	Carlsbad, CA Improvement Bond Act 1915	5.550	09/02/2028	09/02/2019	A	5,013
35,000	Carson, CA Improvement Bond Act 1915	7.375	09/02/2022	09/02/2019	A	35,154
560,000	Castaic, CA Union School District Community Facilities District No. 92-1	9.000	10/01/2019	10/01/2019		564,116
5,000	Ceres, CA Redevel. Agency Tax Allocation	4.250	11/01/2025	08/31/2019	A	5,013
5,000	Cerritos, CA Public Financing Authority	4.550	11/01/2024	11/01/2019	A	5,042

49          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,230,000	Chino, CA Public Financing Authority	5.000%	09/01/2028	09/01/2025	A	$1,488,976
1,280,000	Chino, CA Public Financing Authority	5.000	09/01/2029	09/01/2025	A	1,542,874
900,000	Chino, CA Public Financing Authority	5.000	09/01/2030	09/01/2025	A	1,080,774
950,000	Chino, CA Public Financing Authority	5.000	09/01/2031	09/01/2025	A	1,137,159
1,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)	5.875	01/01/2034	08/31/2019	A	1,004,040
5,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)	5.875	02/15/2034	08/31/2019	A	5,020,200
15,000	Colton, CA Public Financing Authority, Series A	4.700	04/01/2032	08/31/2019	A	15,045
1,710,000	Compton, CA Community College District	5.000	07/01/2020	07/01/2020		1,773,013
1,895,000	Compton, CA Community College District	5.000	07/01/2021	07/01/2021		2,039,835
1,310,000	Compton, CA Community College District	5.000	07/01/2023	07/01/2022	A	1,455,620
225,000	Compton, CA Sewer[3]	5.375	09/01/2023	09/01/2019	A	225,801
25,000	Covina, CA Public Financing Authority	4.125	10/01/2020	10/01/2019	A	25,123
155,000	Cudahy, CA Community Devel. Commission Tax Allocation	6.875	10/01/2019	10/01/2019		156,486
35,000	Cudahy, CA Community Devel. Commission Tax Allocation	6.875	10/01/2020	10/01/2020		37,398
185,000	Cudahy, CA Community Devel. Commission Tax Allocation	7.000	10/01/2021	10/01/2021	A	208,913
110,000	Cudahy, CA Community Devel. Commission Tax Allocation	7.125	10/01/2020	10/01/2020		117,735
130,000	Cudahy, CA Community Devel. Commission Tax Allocation	7.250	10/01/2021	10/01/2021		147,347
315,000	Cudahy, CA Community Devel. Commission Tax Allocation	7.750	10/01/2027	10/01/2021	A	360,398
15,000	Cypress, CA Improvement Bond Act 1915 (Business and Professional Center)	5.700	09/02/2022	08/31/2019	A	15,018
1,000,000	Davis, CA Redevel. Agency Tax Allocation	6.500	12/01/2026	12/01/2021	A	1,118,650
975,000	Delano, CA Union High School District	5.100	02/01/2023	02/01/2023		1,105,504
200,000	Dinuba, CA Redevel. Agency Tax Allocation[3]	5.750	09/01/2028	04/22/2021	C	214,500
80,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)[3]	5.125	08/01/2020	11/03/2019	A	80,686

50          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$50,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)	5.125%	08/01/2028	02/01/2020	A	$50,481
630,000	El Dorado County, CA Special Tax Community Facilities District No. 9288	5.000	09/01/2026	09/01/2022	A	697,152
800,000	El Dorado County, CA Special Tax Community Facilities District No. 9288	5.000	09/01/2027	09/01/2022	A	884,240
1,440,000	El Monte, CA Union High School District	4.000	06/01/2037	06/01/2027	A	1,608,293
290,000	Fontana, CA Special Tax Community Facilities District No. 80	5.000	09/01/2026	09/01/2026		345,361
175,000	Fontana, CA Special Tax Community Facilities District No. 80	5.000	09/01/2029	09/01/2027	A	209,583
675,000	Fresno, CA Joint Powers Financing Authority	5.000	04/01/2030	04/01/2027	A	826,132
1,000,000	Fresno, CA Joint Powers Financing Authority	5.000	04/01/2031	04/01/2027	A	1,212,920
500,000	Fresno, CA Joint Powers Financing Authority	5.000	04/01/2032	04/01/2027	A	604,390
20,000	Fresno, CA Sewer System	4.625	09/01/2037	09/01/2019	A	20,051
400,000	Galt, CA Redevel. Agency Tax Allocation	7.375	09/01/2033	09/01/2021	A	448,152
20,000	Granada, CA Sanitation District Improvement Bond Act 1915	6.125	09/02/2022	09/02/2019	A	20,069
425,000	Grand Terrace, CA Community Redevel. Agency	5.100	09/01/2022	09/01/2019	A	430,567
5,000	Greenfield, CA Union Elementary School District	4.000	08/01/2021	08/31/2019	A	5,012
3,220,000	Hawthorne, CA Community Redevel. Agency Special Tax	6.125	10/01/2025	10/01/2019	A	3,241,220
45,000	Hawthorne, CA Parking Authority	8.125	09/01/2019	09/01/2019		45,129
5,000	Hollister, CA Improvement Bond Act 1915	7.125	09/02/2022	09/02/2019	A	5,159
5,000	Huntington Beach, CA Community Facilities District	5.400	10/01/2020	10/01/2019	A	5,035
20,000	Huntington Beach, CA Community Facilities District Special Tax	6.250	09/01/2027	09/01/2019	A	20,085
1,055,000	Huntington Beach, CA Community Facilities District Special Tax (Huntington Center)	5.250	09/01/2025	09/01/2019	A	1,057,680
1,115,000	Huntington Beach, CA Community Facilities District Special Tax (Huntington Center)	5.250	09/01/2026	09/01/2019	A	1,117,810

51          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$15,000	Huntington Beach, CA Redevel. Agency (Huntington Beach Redevel.)	5.000%	08/01/2024	08/31/2019	A	$15,050
25,000	Huntington Park, CA Public Financing Authority	5.000	09/01/2022	09/01/2019	A	25,079
2,735,000	Imperial, CA Public Financing Authority (Water Facility)	5.000	10/15/2026	10/15/2022	A	3,033,334
4,500,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	3.678	06/01/2038	12/22/2025	B	4,641,255
710,000	Irvine, CA Improvement Bond Act 1915	5.000	09/02/2025	09/02/2023	A	815,705
60,000	Kern Valley, CA Healthcare District	5.250	08/01/2021	08/22/2019	A	60,205
5,000	La Habra, CA Redevel. Agency Community Facilities District	6.000	09/01/2019	09/01/2019		5,006
25,000	La Mesa, CA Improvement Bond Act 1915[3]	5.750	09/02/2023	09/02/2019	A	25,058
615,000	Lancaster, CA Redevel. Agency	5.500	12/01/2028	12/01/2020	A	639,422
2,000,000	Lodi, CA Public Financing Authority	5.250	10/01/2026	04/01/2022	A	2,184,360
1,435,000	Long Beach, CA Bond Finance Authority	5.250	11/15/2023	11/15/2023		1,647,968
850,000	Long Beach, CA Marina System	5.000	05/15/2027	05/15/2025	A	969,187
45,000	Long Beach, CA Special Tax (Pike)	6.250	10/01/2026	08/31/2019	A	45,066
30,000	Long Beach, CA Unified School District	5.750	08/01/2033	08/31/2019	A	30,112
470,000	Long Beach, CA Unified School District	5.750	08/01/2033	08/01/2019	A	470,000
5,000	Los Angeles County, CA Community Facilities District No. 5 (Rowland Heights Area)	5.000	09/01/2019	09/01/2019		5,015
40,000	Los Angeles, CA Community Facilities District Special Tax (Cascade Business Park)[3]	6.400	09/01/2022	09/01/2019	A	40,063
1,000,000	Los Angeles, CA Dept. of Airports	5.000	05/15/2034	05/15/2028	A	1,226,410
12,570,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)	5.000	05/15/2030	05/15/2029	A	16,029,641
5,000,000	Los Angeles, CA Dept. of Water & Power	5.000	07/01/2038	01/01/2028	A	6,156,050
25,000	Los Angeles, CA Mtg. (Section 8)	5.350	07/01/2022	08/31/2019	A	25,075
5,000	Los Angeles, CA Mtg. (Section 8)	6.500	07/01/2022	08/31/2019	A	5,019
325,000	Madera County, CA Board of Education COP	6.125	10/01/2036	10/01/2021	A	361,306
830,000	Madera County, CA COP (Valley Children’s Hospital)	5.000	03/15/2023	08/31/2019	A	833,279
455,000	Madera County, CA COP (Valley Children’s Hospital)	5.750	03/15/2028	08/31/2019	A	456,797
1,285,000	Manteca, CA Unified School District Special Tax Community Facilities District No. 1989	5.000	09/01/2027	09/01/2023	A	1,467,701

52          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$340,000	Marina, CA Redevel. Agency Tax Allocation	5.000%	09/01/2033	09/01/2025	A	$390,990
250,000	Marina, CA Redevel. Agency Tax Allocation	5.000	09/01/2033	09/01/2025	A	283,553
1,025,000	Marysville, CA (Fremont-Rideout Health Group/Rideout Memorial Hospital/United Com-Serve Obligated Group)	5.250	01/01/2027	01/01/2021	A	1,086,900
20,000	Maywood, CA Public Financing Authority[3]	7.000	09/01/2028	09/01/2019	A	20,037
295,000	Modesto, CA COP (Golf Course)	5.000	11/01/2023	12/06/2021	B	307,977
1,000,000	Monrovia, CA Redevel. Agency (Central Redev. Project Area No. 1)	5.000	08/01/2026	08/01/2022	A	1,097,160
2,000,000	Montclair, CA Redevel. Agency Tax Allocation	5.300	10/01/2030	08/31/2019	A	2,001,980
470,000	Montebello, CA Public Financing Authority (Montebello Hotel)	5.000	12/01/2024	08/31/2019	A	471,528
1,050,000	Montebello, CA Public Financing Authority (Montebello Hotel)	5.000	12/01/2028	08/31/2019	A	1,053,045
10,000	Mountain View, CA Water	4.500	06/01/2026	08/31/2019	A	10,025
10,000	Murrieta Valley, CA Unified School District	4.000	09/01/2020	09/01/2019	A	10,024
100,000	National City, CA Community Devel. Commission Tax Allocation (National City Redevel.)	5.250	08/01/2019	08/01/2019	A	100,000
5,000,000	Northern CA Energy Authority	4.000 [2]	07/01/2049	04/01/2024	A	5,482,950
835,000	Northern, CA Inyo County Local Hospital District	6.375	12/01/2025	12/01/2020	A	864,801
550,000	Oakland, CA Unified School District[3]	5.000	08/01/2022	05/16/2021	B	586,735
5,000,000	Oakland, CA Unified School District	5.000	08/01/2030	08/01/2026	A	6,039,000
685,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2026	09/01/2023	A	758,042
745,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2027	09/01/2023	A	822,599
805,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2028	09/01/2023	A	884,083
570,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500	09/02/2020	09/02/2019	A	573,095
1,495,000	Orange, CA Community Facilities District Special Tax (Serrano Heights Public Improvements)	5.000	10/01/2028	10/01/2022	A	1,651,586
255,000	Oro Grande, CA Elementary District COP	5.625	09/15/2030	09/15/2020	A	265,164

53          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$50,000	Oxnard, CA Financing Authority	5.300%	06/01/2029	06/01/2021	A	$53,864
2,000,000	Oxnard, CA Financing Authority Wastewater	5.000	06/01/2029	06/01/2024	A	2,352,060
845,000	Oxnard, CA Harbor District	5.000	08/01/2020	08/01/2020		875,792
460,000	Oxnard, CA School District	5.000	08/01/2026	08/01/2023	A	528,020
530,000	Oxnard, CA School District	5.000	08/01/2027	08/01/2023	A	607,481
125,000	Palmdale, CA Community Facilities District Special Tax	5.400	09/01/2035	09/01/2019	A	125,443
130,000	Palo Alto, CA Utility	5.250	06/01/2021	12/01/2019	A	131,873
15,000	Palo Alto, CA Utility	5.250	06/01/2024	12/01/2019	A	15,213
1,625,000	Palomar, CA Health	5.000	11/01/2031	11/01/2026	A	1,891,354
185,000	Perris, CA Elementary School District	6.000	08/01/2027	08/01/2024	A	226,140
205,000	Perris, CA Elementary School District	6.000	08/01/2028	08/01/2024	A	249,811
2,000,000	Perris, CA Union High School District	4.000	09/01/2040	09/01/2029	A	2,255,020
850,000	Poway, CA Unified School District Public Financing Authority Special Tax	5.000	09/15/2025	09/15/2023	A	984,496
1,205,000	Poway, CA Unified School District Public Financing Authority Special Tax	5.000	09/15/2029	09/15/2023	A	1,389,341
1,800,000	Rancho Cucamonga, CA Community Facilities District Special Tax No. 2003-1	5.750	09/01/2028	09/01/2019	A	1,805,670
15,000	Rancho Mirage, CA Improvement Bond Act 1915[3]	5.500	09/02/2024	09/02/2019	A	15,013
20,000	Rancho Mirage, CA Improvement Bond Act 1915[3]	5.750	09/02/2022	09/02/2019	A	20,028
20,000	Rancho Mirage, CA Improvement Bond Act 1915	5.750	09/02/2026	09/02/2019	A	20,025
10,000	Redlands, CA Community Facilities District	5.850	09/01/2033	09/01/2019	A	10,010
690,000	Redwood City, CA Special Tax	5.000	09/01/2029	09/01/2022	A	745,090
6,530,000	Richmond, CA Joint Powers Financing Authority	5.500	11/01/2029	12/03/2024	A	7,842,922
450,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2028	09/01/2022	A	486,612
235,000	Riverside County, CA Public Financing Authority COP (Air Force Village West)[4]	5.750	05/15/2019	05/15/2019		199,750
305,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	5.750	10/01/2020	10/01/2020		321,388
315,000	Riverside, CA Improvement Bond Act 1915 (Riverside Auto Center Assessment District)	5.000	09/02/2023	09/02/2019	A	322,081

54          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$335,000	Riverside, CA Improvement Bond Act 1915 (Riverside Auto Center Assessment District)	5.000%	09/02/2024	09/02/2019	A	$342,501
200,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Business)	6.250	09/02/2029	09/02/2019	A	200,882
1,640,000	Riverside, CA Public Financing Authority	5.000	11/01/2027	11/01/2022	A	1,837,948
1,155,000	Riverside, CA Public Financing Authority	5.000	11/01/2028	11/01/2022	A	1,293,623
365,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2025	09/01/2023	A	407,395
440,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2026	09/01/2023	A	490,191
405,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2027	09/01/2023	A	449,688
500,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2028	09/01/2023	A	553,520
190,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2021	02/15/2021		200,195
80,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2023	02/15/2023		89,278
265,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2024	02/15/2024		303,319
100,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2025	02/15/2025		117,143
795,000	Sacramento County, CA (Juvenile Courthouse) COP	5.000	12/01/2021	08/31/2019	A	797,465
555,000	Sacramento County, CA (Juvenile Courthouse) COP	5.000	12/01/2022	08/31/2019	A	556,721
430,000	Sacramento County, CA (Juvenile Courthouse) COP	5.000	12/01/2023	08/31/2019	A	431,329
3,830,000	Sacramento County, CA (Single Family Mtg.)	7.250	10/01/2023	09/30/2021	B	4,232,073
2,200,000	Sacramento County, CA Airport System	5.000	07/01/2037	07/01/2028	A	2,670,162
3,800,000	Sacramento County, CA Airport System	5.000	07/01/2038	07/01/2028	A	4,598,608
2,975,000	Sacramento County, CA COP	5.750	02/01/2030	02/01/2020	A	3,036,999
335,000	Sacramento County, CA Hsg. Authority (Vintage Willow Creek Senior Apartments)	5.250	06/01/2027	08/31/2019	A	335,322
5,000	Sacramento County, CA Public Financing Authority (County & City Redevel.)	5.000	12/01/2022	08/31/2019	A	5,015

55          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$15,000	Sacramento County, CA Public Financing Authority (County & City Redevel.)	5.125%	12/01/2028	08/31/2019	A	$15,044
410,000	Sacramento, CA City Financing Authority (North Natomas CFD No. 2)	6.250	09/01/2023	09/01/2019	A	411,607
1,840,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)	5.000	09/01/2024	03/01/2023	A	2,061,922
850,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)	5.000	09/01/2025	03/01/2023	A	950,547
785,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)	5.000	09/01/2026	03/01/2023	A	878,690
455,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)	5.000	09/01/2027	03/01/2023	A	507,111
1,235,000	Sacramento, CA Municipal Utility District	5.000	07/01/2030	07/01/2025	A	1,486,854
55,000	Salinas, CA Redevel. Agency Tax Allocation (Central City Revitalization)	5.500	11/01/2023	08/31/2019	A	55,205
5,000	San Bernardino County, CA (Single Family Mtg.)	3.974 [5]	05/01/2031	08/31/2019	A	2,687
3,200,000	San Bernardino County, CA COP (Arrowhead)	5.500	08/01/2021	08/01/2019	A	3,200,000
200,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2019	10/01/2019		201,494
50,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2022	10/01/2022		56,316
180,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2023	10/01/2023		208,121
70,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2023	10/01/2023		80,966
30,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[3]	5.500	09/01/2020	09/01/2019	A	30,108
250,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)	5.500	09/01/2024	09/01/2019	A	250,873
20,000	San Bernardino, CA Redevel. Agency (Ramona Senior Complex)	7.875	07/01/2025	07/01/2020	A	20,717
100,000	San Buenaventura, CA COP	4.750	06/01/2032	08/31/2019	A	100,303
1,520,000	San Diego County, CA Regional Airport Authority	5.000	07/01/2026	07/01/2023	A	1,734,001
1,000,000	San Diego County, CA Regional Airport Authority	5.000	07/01/2037	07/01/2027	A	1,200,670
95,000	San Diego County, CA Water Authority	4.750	05/01/2028	08/31/2019	A	95,284

56          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$545,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000%	09/01/2025	09/01/2023	A	$595,363
610,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2027	09/01/2023	A	660,905
640,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2028	09/01/2023	A	691,456
720,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2030	09/01/2023	A	774,612
165,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2021	09/02/2019	A	165,285
165,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2022	09/02/2019	A	165,252
175,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2023	09/02/2019	A	175,252
185,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2024	09/02/2019	A	185,250
190,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2025	09/02/2019	A	190,232
205,000	San Diego, CA Improvement Bond Act 1915	5.125	09/02/2026	09/02/2019	A	205,264
215,000	San Diego, CA Improvement Bond Act 1915	5.125	09/02/2027	09/02/2019	A	215,267
225,000	San Diego, CA Improvement Bond Act 1915	5.250	09/02/2028	09/02/2019	A	225,277
240,000	San Diego, CA Improvement Bond Act 1915	5.375	09/02/2029	09/02/2019	A	240,310
250,000	San Diego, CA Improvement Bond Act 1915	5.375	09/02/2030	09/02/2019	A	250,300
260,000	San Diego, CA Improvement Bond Act 1915	5.500	09/02/2031	09/02/2019	A	260,330
280,000	San Diego, CA Improvement Bond Act 1915	5.500	09/02/2032	09/02/2019	A	280,353
1,250,000	San Diego, CA Public Facilities Financing Authority	5.000	10/15/2033	10/15/2025	A	1,507,825
1,000,000	San Diego, CA Public Facilities Financing Authority	5.000	10/15/2034	10/15/2025	A	1,200,050
100,000	San Diego, CA Redevel. Agency (Centre City)	5.200	09/01/2019	09/01/2019		100,306
95,000	San Diego, CA Redevel. Agency (Centre City)	5.250	09/01/2026	09/01/2019	A	95,330
275,000	San Diego, CA Redevel. Agency (Centre City)	6.400	09/01/2019	09/01/2019		276,163
7,500,000	San Francisco, CA City & County (T8 Urban Hsg. Assoc./T8 Urban Condo Owner/Transbay Block 8 Tower Apartments Obligated Group)	1.400 [2]	11/01/2056	08/07/2019	A	7,500,000
8,000,000	San Francisco, CA City & County Airports Commission	5.000	05/01/2037	05/01/2029	A	9,780,640

57          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$8,000,000	San Francisco, CA City & County Airports Commission (San Francisco International Airport)	5.250%	05/01/2048	05/01/2028	A	$9,625,280
35,000	San Francisco, CA City & County COP	4.750	04/01/2035	08/31/2019	A	35,085
30,000	San Francisco, CA City & County Improvement Bond Act 1915	6.850	09/02/2026	09/02/2019	A	30,964
500,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2023	08/01/2022	A	547,400
920,000	San Gorgonio, CA Memorial Health Care District	5.000	08/01/2024	08/01/2020	A	953,065
925,000	San Jacinta, CA Community Facilities District	5.000	09/01/2026	03/09/2021	B	1,097,272
500,000	San Jose, CA Airport (Norman Y Mineta San Jose International Airport)	5.000	03/01/2035	03/01/2027	A	595,415
1,000,000	San Jose, CA Airport (Norman Y Mineta San Jose International Airport)	5.000	03/01/2036	03/01/2027	A	1,187,230
1,250,000	San Jose, CA Airport (Norman Y Mineta San Jose International Airport)	5.000	03/01/2037	03/01/2027	A	1,479,375
1,000,000	San Jose, CA Airport (Norman Y Mineta San Jose International Airport)	6.250	03/01/2034	03/01/2021	A	1,076,770
95,000	San Jose, CA Improvement Bond Act 1915	5.750	09/02/2019	09/02/2019		95,115
60,000	San Jose, CA Improvement Bond Act 1915	5.750	09/02/2020	09/02/2020		61,113
220,000	San Jose, CA Multifamily Hsg. (Almaden Senior Hsg. Partners)	5.350 [2]	07/15/2034	08/10/2019	A	220,295
25,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)	6.100	01/01/2031	08/31/2019	A	25,011
1,915,000	San Jose, CA Multifamily Hsg. (Orvieto Family Apartments)	4.750	08/01/2029	07/28/2020	A	1,968,275
15,000	San Luis Obispo County, CA GO COP	4.250	10/15/2026	08/31/2019	A	15,040
5,000	Santa Clara County, CA Hsg. Authority (John Burns Gardens Apartments)[3]	5.700	08/01/2021	08/25/2019	A	5,018
1,715,000	Santa Clara County, CA Hsg. Authority (John Burns Gardens Apartments)	5.850	08/01/2031	08/31/2019	A	1,720,694
30,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[3]	5.700	08/01/2021	08/25/2019	A	30,069
635,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2023	11/15/2022	A	697,192

58          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$325,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000%	11/15/2024	11/15/2022	A	$356,067
925,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2025	11/15/2022	A	1,009,406
785,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2027	11/15/2022	A	852,989
1,170,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2028	11/15/2022	A	1,267,075
20,000	Santa Nella County, CA Water District	6.250	09/02/2028	09/02/2024	B	19,832
10,000	Santa Rosa, CA Improvement Bond Act 1915 (Nielson Ranch)	6.700	09/02/2022	09/02/2019	A	10,023
710,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2025	09/01/2023	A	788,633
770,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2026	09/01/2023	A	853,376
830,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2027	09/01/2023	A	916,453
895,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2028	09/01/2023	A	984,187
1,390,000	Selma, CA Redevel. Agency	5.750	09/01/2024	09/01/2019	A	1,391,265
10,000	Sequoia, CA Hospital District	5.375	08/15/2023	08/28/2019	A	10,827
40,000	Signal Hill CA Redevel. Agency	5.250	10/01/2024	10/01/2019	A	40,282
25,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)	5.000	09/01/2030	09/01/2019	A	25,077
525,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)	5.250	09/01/2019	08/31/2019	A	526,859
25,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)	5.250	09/01/2021	09/01/2019	A	25,086
1,020,000	Sonora, CA Union High School District	5.625	08/01/2029	08/01/2023	A	1,188,249
1,925,000	South Gate, CA Utility Authority	5.250	10/01/2027	10/01/2022	A	2,155,076
1,115,000	South Pasadena, CA Water	5.000	10/01/2036	10/01/2026	A	1,349,429
260,000	Southern CA Mono Health Care District	5.000	08/01/2021	08/01/2021		278,213
20,000	Southern CA Public Power Authority	5.750	07/01/2021	08/31/2019	A	20,078
1,450,000	Southern CA Tobacco Securitization Authority	4.750	06/01/2025	08/15/2019	A	1,458,599
10,000	Stockton, CA Improvement Bond Act 1915	5.800	09/02/2020	09/02/2019	A	10,030

59          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,700,000	Stockton, CA Public Financing Authority (Build America Bonds - Delta Water Supply)	6.250%	10/01/2040	10/01/2023	A	$2,015,741
25,000	Stockton, CA Public Financing Authority (Parking & Capital Projects)	5.375	09/01/2021	09/01/2019	A	25,021
20,000	Sulphur Springs, CA Union School District	4.125	09/01/2033	09/01/2019	A	20,639
20,000	Sunnyvale, CA COP (Parking Facility)	5.000	10/01/2022	08/31/2019	A	20,066
300,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2025	10/01/2023	A	342,420
415,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2026	10/01/2023	A	471,872
700,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2027	10/01/2023	A	789,635
1,465,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2028	10/01/2023	A	1,652,124
1,490,000	Sutter Butte, CA Flood Agency Assessment	5.000	10/01/2029	10/01/2023	A	1,674,298
825,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.250	09/01/2028	09/01/2022	A	897,988
35,000	Tracy, CA Community Facilities District	6.300	09/01/2026	09/01/2019	A	35,092
25,000	Tracy, CA Community Facilities District (205 Parcel Glen)	6.250	09/01/2032	08/31/2019	A	25,053
30,000	Truckee-Donner, CA Public Utility District Special Tax	5.800	09/01/2035	05/26/2033	B	29,409
420,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2024	09/01/2023	A	476,624
445,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2025	09/01/2023	A	503,437
470,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2026	09/01/2023	A	529,714
490,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2027	09/01/2023	A	550,393
515,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)	5.000	09/01/2028	09/01/2023	A	576,862
125,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)	7.125	09/01/2026	09/01/2021	A	140,724
250,000	Ukiah, CA Redevel. Agency (Ukiah Redevel.)	6.500	12/01/2028	06/01/2021	A	273,260
175,000	Vacaville, CA Redevel. Agency (Vacaville Community Hsg.)	6.000	11/01/2024	08/15/2019	A	175,950

60          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$10,000	Vallejo, CA Public Financing Authority, Series A	7.500%	09/01/2020	09/01/2019	A	$10,040
30,000	Vallejo, CA Quadrant Improvement District No. 001	6.000	09/01/2026	09/01/2019	A	30,028
30,000	Vallejo, CA Quadrant Improvement District No. 001	6.125	09/01/2034	09/01/2019	A	30,024
1,230,000	Vernon, CA Electric System[3]	5.125	08/01/2021	08/21/2019	A	1,234,416
850,000	Vernon, CA Electric System	5.125	08/01/2033	08/01/2022	A	906,440
95,000	Vernon, CA Electric System Prerefunded	5.125	08/01/2021	08/01/2019	A	95,000
25,000	Victorville, CA Redevel. Agency (Bear Valley Road)	5.125	12/01/2031	08/31/2019	A	25,081
5,000	Vista, CA Unified School District	5.125	05/01/2023	11/01/2019	A	5,050
5,000	Wasco, CA Public Financing Authority	7.500	09/15/2023	08/31/2019	A	5,012
875,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)	7.000	09/01/2026	09/01/2021	A	987,884
1,000,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)	7.250	09/01/2031	09/01/2021	A	1,130,290
20,000	West Kern, CA Community College District	4.500	11/01/2031	09/29/2019	A	20,093
1,150,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000	09/01/2025	09/01/2019	A	1,152,530
2,335,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000	09/01/2025	09/01/2023	A	2,670,983
1,255,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000	09/01/2027	09/01/2019	A	1,257,472
835,000	William S. Hart CA Union High School District	5.000	09/01/2025	09/01/2023	A	931,409
155,000	Yuba County, CA COP	5.000	02/01/2024	08/01/2020	A	160,720
165,000	Yuba County, CA COP	5.000	02/01/2025	08/01/2020	A	171,087
170,000	Yuba County, CA COP	5.000	02/01/2026	08/01/2020	A	176,191
180,000	Yuba County, CA COP	5.000	02/01/2027	08/01/2020	A	186,541
190,000	Yuba County, CA COP	5.000	02/01/2028	08/01/2020	A	196,882
200,000	Yuba County, CA COP	5.000	02/01/2029	08/01/2020	A	207,290
						491,683,512
U.S. Possessions—8.9%
1,250,000	Guam International Airport Authority	6.000	10/01/2023	08/31/2019	A	1,254,500
100,000	Guam Power Authority, Series A	5.000	10/01/2019	10/01/2019		100,588
150,000	Guam Power Authority, Series A	5.000	10/01/2020	10/01/2020		156,244
150,000	Guam Power Authority, Series A	5.000	10/01/2021	10/01/2021		161,431
155,000	Guam Power Authority, Series A	5.000	10/01/2022	10/01/2022		171,973

61          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$265,000	Guam Power Authority, Series A	5.000%	10/01/2025	10/01/2022	A	$293,941
225,000	Guam Power Authority, Series A	5.000	10/01/2026	10/01/2022	A	249,055
155,000	Guam Power Authority, Series A	5.000	10/01/2027	10/01/2022	A	171,272
12,509,000	Puerto Rico Children’s Trust Fund (TASC)	5.375	05/15/2033	08/31/2019	A	12,711,145
3,000,000	Puerto Rico Children’s Trust Fund (TASC)	5.500	05/15/2039	08/31/2019	A	3,056,610
130,000	Puerto Rico Commonwealth GO4	5.000	07/01/2018	07/01/2018		95,875
1,000,000	Puerto Rico Commonwealth GO4	5.000	07/01/2020	07/01/2020		740,000
200,000	Puerto Rico Commonwealth GO4	5.000	07/01/2022	07/01/2022		148,000
100,000	Puerto Rico Commonwealth GO4	5.375	07/01/2030	07/01/2030		72,375
126,075	Puerto Rico Commonwealth GO, FGIC[6]	5.500	07/01/2017	07/01/2017		105,588
1,270,000	Puerto Rico Commonwealth GO, NPFGC	5.500	07/01/2020	07/01/2020		1,292,949
560,000	Puerto Rico Commonwealth GO4	5.625	07/01/2031	02/04/2031	B	417,200
370,000	Puerto Rico Commonwealth GO, NPFGC	6.000	07/01/2027	08/31/2019	A	379,106
2,000,000	Puerto Rico Commonwealth GO4	6.000	07/01/2029	07/01/2029		1,447,500
45,000	Puerto Rico Commonwealth GO, AGC	6.125 [1]	07/01/2024	08/14/2022	B	48,532
175,000	Puerto Rico Electric Power Authority, Series PP, NPFGC	5.000	07/01/2022	08/31/2019	A	177,125
470,000	Puerto Rico Electric Power Authority, Series PP, NPFGC	5.000	07/01/2025	08/31/2019	A	475,118
3,690,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2023	08/31/2019	A	3,733,247
520,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2024	08/31/2019	A	525,876
100,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2024	08/31/2019	A	101,130
25,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2025	08/31/2019	A	25,272
455,000	Puerto Rico Electric Power Authority, Series UU, AGC	5.000	07/01/2024	08/31/2019	A	467,531
15,000	Puerto Rico HFA	5.500	12/01/2019	08/31/2019	A	15,188
175,000	Puerto Rico Highway & Transportation Authority, AGC	5.000	07/01/2028	08/31/2019	A	179,781
600,000	Puerto Rico Highway & Transportation Authority, NPFGC	5.000	07/01/2029	08/31/2019	A	605,280
1,000,000	Puerto Rico Highway & Transportation Authority, FGIC[6]	5.250	07/01/2022	07/01/2022		827,500
70,000	Puerto Rico Highway & Transportation Authority, Series G, FGIC[6]	5.000	07/01/2022	07/01/2022		57,925
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2021	04/01/2021		102,043
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2022	04/01/2022		102,004

62          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$2,365,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625%	06/01/2026	08/31/2019	A	$2,427,081
50,000	Puerto Rico ITEMECF (International American University)	5.000	10/01/2021	10/01/2021		51,907
40,000	Puerto Rico Municipal Finance Agency, Series A, AGC	4.750	08/01/2022	08/31/2019	A	40,562
45,000	Puerto Rico Municipal Finance Agency, Series A, AGC	5.250	08/01/2019	08/01/2019		45,000
830,000	Puerto Rico Municipal Finance Agency, Series A, AGC	5.250	08/01/2020	08/31/2019	A	842,965
1,750,000	Puerto Rico Public Finance Corp., Series B4	5.500	08/01/2031	07/17/2029	B	105,000
600,000	Puerto Rico Public Finance Corp., Series B4	6.000	08/01/2024	08/01/2024		36,000
1,400,000	Puerto Rico Public Finance Corp., Series B4	6.000	08/01/2025	08/01/2025		84,000
3,300,000	Puerto Rico Public Finance Corp., Series B4	6.000	08/01/2026	08/01/2026		198,000
8,544,000	Puerto Rico Sales Tax Financing Corp., Series A	4.552 [5]	07/01/2031	01/10/2031	B	5,382,805
1,125,000	Puerto Rico Sales Tax Financing Corp., Series A	4.886 [5]	07/01/2033	12/21/2032	B	632,453
151,000	Puerto Rico Sales Tax Financing Corp., Series A-1	3.973 [5]	07/01/2024	07/09/2023	B	129,528
290,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.259 [5]	07/01/2027	08/15/2026	B	223,010
754,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.381 [5]	07/01/2029	01/12/2029	B	530,974
4,057,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.500	07/01/2034	07/01/2025	A	4,196,317
4,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.550	07/01/2040	07/01/2028	A	4,012
4,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.750	07/01/2053	01/04/2053	B	3,921
5,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.000	07/01/2058	07/01/2028	A	5,012
5,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.894 [5]	07/01/2046	12/31/2043	B	1,155
5,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.951 [5]	07/01/2051	07/01/2043	A	852
1,547,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.550	07/01/2040	04/28/2038	B	1,489,018
46,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.750	07/01/2053	01/04/2053	B	43,298
620,000	Puerto Rico Sales Tax Financing Corp., Series A-2	5.000	07/01/2058	08/05/2056	B	595,975
315,000	University of Puerto Rico, Series P	5.000	06/01/2024	06/01/2024		312,638
100,000	University of Puerto Rico, Series P, NPFGC	5.000	06/01/2024	08/31/2019	A	101,130

63          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$540,000	University of Puerto Rico, Series Q	5.000%	06/01/2021	06/01/2021		$539,325
25,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000	10/01/2022	08/31/2019	A	25,268
300,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000	10/01/2023	08/31/2019	A	303,600
90,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000	10/01/2024	08/31/2019	A	91,195
170,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000	10/01/2025	08/31/2019	A	172,258
125,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000	10/01/2026	08/31/2019	A	126,660
						49,209,823
Total Investments, at Value (Cost $522,787,393)—98.4%						540,893,335
Net Other Assets (Liabilities)—1.6						8,649,176
Net Assets—100.0%						$549,542,511

Footnotes to Schedule of Investments

*	Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

1. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

2. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

4. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

5. Zero coupon bond reflects effective yield on the original acquisition date.

6. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

To simplify the listings of securities, abbreviations are used per the table below:
ABAG	Association of Bay Area Governments
AGC	Assured Guaranty Corp.
CDA	Communities Devel. Authority
CFD	Community Facilities District
CHCC	Community Hospitals of Central California
CHF	City Hospital Foundation
COP	Certificates of Participation
CVHP	Citrus Valley Health Partners
CVMC	Citrus Valley Medical Center
EMC	Eden Medical Center

64          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
FCHMC	Fresno Community Hospital & Medical Center
FGIC	Financial Guaranty Insurance Co.
FH	Foothill Hospital
GCCCD	Grossmont-Cuyamaca Community College District
GO	General Obligation
HFA	Housing Finance Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MPHS	Mills-Peninsula Health Services
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
NCCD	National Campus and Community Development
NPFGC	National Public Finance Guarantee Corp.
PAMFHCR&E	Palo Alto Medical Foundation for Health Care Research & Education
PCCD	Palomar Community College District
SBH	Sutter Bay Hospitals
SBMF	Sutter Bay Medical Foundation
SCHosp	Sutter Coast Hospital
SCVH	Sutter Central Valley Hospitals
SEBH	Sutter East Bay Hospitals
SGMF	Sutter Gould Medical Foundation
SHlth	Sutter Health
SHSSR	Sutter Health Sacramento Sierra Regional
SMCCV	Sutter Medical Center of Castro Valley
SMF	Sutter Medical Foundation
STTJCCD	Shasta-Tehama-Trinity Joint Community College District
SVlyH	Sutter Valley Hospitals
SVMF	Sutter Valley Medical Foundation
SVNA&H	Sutter Visiting Nurse Association & Hospice
TASC	Tobacco Settlement Asset-Backed Bonds
UCI	University of California Irvine
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

65          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES

	August 31, 2019 (Unaudited)	July 31, 2019
Assets
Investments, at value (cost $525,311,881 (Unaudited) and $522,787,393)—see accompanying schedule of investments
	$549,957,517	$540,893,335
Cash	6,823,628	2,565,097
Receivables and other assets:
Interest	7,151,482	6,477,234
Investments sold	810,150	5,157,796
Shares of beneficial interest sold	765,114	128,410
Expense waivers/reimbursements due from manager	—	30,445
Other	164,892	179,471
Total assets	565,672,783	555,431,788

Liabilities
Payables and other liabilities:
Dividends	168,560	265,447
Distribution and service plan fees	112,743	111,469
Shares of beneficial interest redeemed	93,044	1,175,741
Transfer and shareholder servicing agent fees	81,852	62,023
Trustees’ compensation	36,660	31,934
Advisory fees	12,871	219,249
Shareholder communications	11,045	8,250
Administration fees	435	20
Investments purchased	—	3,937,505
Interest expense on borrowings	—	532
Other	82,727	77,107
Total liabilities	599,937	5,889,277

Net Assets	$565,072,846	$549,542,511

Composition of Net Assets
Shares of beneficial interest	$596,921,314	$588,140,420
Total accumulated loss	(31,848,468)	(38,597,909)
Net Assets	$565,072,846	$549,542,511

66          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

	August 31, 2019 (Unaudited)	July 31, 2019
Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $226,006,726 and 67,178,658 at August 31, 2019 (Unaudited) and $220,718,946 and 66,407,363 at July 31, 2019)	$3.36	$3.32

Maximum offering price per share (net asset value plus sales charge of 2.50% of offering price)	$3.45	$3.41
Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding of $77,164,218 and 23,037,079 at August 31, 2019 (Unaudited) and $76,761,284 and 23,196,287 at July 31, 2019)	$3.35	$3.31

Class Y Shares:

Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $261,708,789 and 77,567,424 at August 31, 2019 (Unaudited) and $251,896,689 and 75,574,397 at July 31, 2019)	$3.37	$3.33

Class R6 Shares:

Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $193,113 and 57,476 at August 31, 2019 (Unaudited) and $165,592 and 49,896 at July 31, 2019)	$3.36	$3.32

See accompanying Notes to Financial Statements.

67        INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT

OF OPERATIONS

	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019
Investment Income
Interest	$1,652,233	$18,351,028
Expenses
Advisory fees	197,309	2,155,124
Administration fees	6,674	6,455
Distribution and service plan fees:
Class A	47,343	474,493
Class C	65,400	906,265
Transfer and shareholder servicing agent fees:
Class A	13,067	179,405
Class C	4,512	86,103
Class Y	15,040	201,240
Class R6	8	13
Shareholder communications:
Class A	1,118	9,829
Class C	385	7,983
Class Y	1,291	15,761
Class R6	1	1
Borrowing fees	25,542	386,253
Trustees’ compensation	1,507	9,073
Custodian fees and expenses	230	2,861
Interest expense on borrowings	—	123,540
Interest expense and fees on short-term floating rate notes issued	—	115,417
Other	6,550	195,371
Total expenses	385,977	4,875,187
Less waivers and reimbursements of expenses	(6)	(30,454)
Net expenses	385,971	4,844,733

Net Investment Income	1,266,262	13,506,295
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(255)	(16,520,820)
Net change in unrealized appreciation/(depreciation) on investment transactions	6,539,694	40,907,799
Net Increase in Net Assets Resulting from Operations	$7,805,701	$37,893,274

See accompanying Notes to Financial Statements.

68          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	One Months Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$1,266,262	$13,506,295	$12,851,143
Net realized loss	(255)	(16,520,820)	(11,609,940)
Net change in unrealized appreciation/(depreciation)	6,539,694	40,907,799	9,626,108
Net increase in net assets resulting from operations	7,805,701	37,893,274	10,867,311

Dividends and/or Distributions to Shareholders[1]
Distributions to shareholders from distributable earnings:
Class A	(426,793)	(4,734,729)	(5,831,861)
Class B	—	—	(2,105)
Class C	(98,440)	(1,566,741)	(2,238,782)
Class Y	(530,638)	(5,846,566)	(5,046,994)
Class R6	(389)	(766)	—
Total distributions from distributable earnings	(1,056,260)	(12,148,802)	(13,119,742)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	2,589,164	28,410,581	(55,555,685)
Class B	—	—	(210,828)
Class C	(531,655)	(22,393,231)	(27,702,841)
Class Y	6,697,992	60,255,736	(11,891,142)
Class R6	25,393	164,630	—
Total beneficial interest transactions	8,780,894	66,437,716	(95,360,496)

Net Assets
Total increase (decrease)	15,530,335	92,182,188	(97,612,927)
Beginning of period	549,542,511	457,360,323	554,973,250
End of period	$565,072,846	$549,542,511	$457,360,323

1. The Securities Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended July 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements.

69          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$3.32	$3.16	$3.15	$3.29	$3.20	$3.29
Income (loss) from investment operations:
Net investment income[1]	0.01	0.09	0.09	0.10	0.11	0.12
Net realized and unrealized gain (loss)	0.04	0.15	0.01	(0.13)	0.10	(0.08)
Total from investment operations	0.05	0.24	0.10	(0.03)	0.21	0.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.08)	(0.09)	(0.11)	(0.12)	(0.13)
Net asset value, end of period	$3.36	$3.32	$3.16	$3.15	$3.29	$3.20

Total Return, at Net Asset Value[2]	1.40%	7.69%	3.19%	(0.81)%	6.52%	0.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$226,007	$220,719	$182,533	$239,256	$253,173	$299,041
Average net assets (in thousands)	$223,758	$191,185	$204,433	$254,686	$278,049	$345,303
Ratios to average net assets:[3]
Net investment income	2.66%	2.75%	2.79%	3.25%	3.54%	3.56%
Expenses excluding specific expenses listed below	0.78%	0.82%	0.85%	0.81%	0.81%	0.79%
Interest and fees from borrowings	0.05%	0.11%	0.11%	0.08%	0.13%	0.09%
Interest and fees on short-term floating rate notes issued	0.00%	0.02%[4]	0.02%[4]	0.02%[4]	0.01%[4]	0.01%[4]
Total expenses	0.83%	0.95%	0.98%	0.91%	0.95%	0.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.83%	0.94%	0.98%	0.91%	0.95%	0.89%
Portfolio turnover rate[5]	2%	36%	20%	21%	13%	39%

70          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

71        INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$3.31	$3.15	$3.14	$3.28	$3.19	$3.28
Income (loss) from investment operations:
Net investment income[1]	0.01	0.06	0.06	0.08	0.09	0.09
Net realized and unrealized gain (loss)	0.03	0.16	0.01	(0.13)	0.09	(0.08)
Total from investment operations	0.04	0.22	0.07	(0.05)	0.18	0.01
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[2]	(0.06)	(0.06)	(0.09)	(0.09)	(0.10)
Net asset value, end of period	$3.35	$3.31	$3.15	$3.14	$3.28	$3.19

Total Return, at Net Asset Value[3]	1.34%	6.91%	2.43%	(1.56)%	5.76%	0.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,164	$76,761	$94,579	$122,816	$137,410	$152,646
Average net assets (in thousands)	$77,237	$90,610	$106,144	$130,783	$146,397	$156,790
Ratios to average net assets:[4]
Net investment income	1.91%	1.99%	2.03%	2.50%	2.79%	2.77%
Expenses excluding specific expenses listed below	1.53%	1.58%	1.60%	1.57%	1.56%	1.55%
Interest and fees from borrowings	0.05%	0.11%	0.11%	0.08%	0.13%	0.09%
Interest and fees on short-term floating rate notes issued	0.00%	0.02%[5]	0.02%[5]	0.02%[5]	0.01%[5]	0.01%[5]
Total expenses	1.58%	1.71%	1.73%	1.67%	1.70%	1.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.70%	1.73%	1.67%	1.70%	1.65%
Portfolio turnover rate[6]	2%	36%	20%	21%	13%	39%

72        INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

73        INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$3.33	$3.17	$3.16	$3.30	$3.21	$3.30
Income (loss) from investment operations:
Net investment income[1]	0.01	0.10	0.09	0.11	0.12	0.12
Net realized and unrealized gain (loss)	0.04	0.15	0.02	(0.13)	0.09	(0.08)
Total from investment operations	0.05	0.25	0.11	(0.02)	0.21	0.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.09)	(0.10)	(0.12)	(0.12)	(0.13)
Net asset value, end of period	$3.37	$3.33	$3.17	$3.16	$3.30	$3.21

Total Return, at Net Asset Value[2]	1.41%	7.93%	3.43%	(0.57)%	6.76%	1.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$261,709	$251,897	$180,248	$192,683	$146,620	$160,037
Average net assets (in thousands)	$257,701	$215,197	$164,291	$164,605	$150,663	$161,312
Ratios to average net assets:[3]
Net investment income	2.91%	2.99%	3.03%	3.43%	3.78%	3.76%
Expenses excluding specific expenses listed below	0.53%	0.58%	0.60%	0.57%	0.57%	0.55%
Interest and fees from borrowings	0.05%	0.11%	0.11%	0.08%	0.13%	0.09%
Interest and fees on short-term floating rate notes issued	0.00%	0.02%[4]	0.02%[4]	0.02%[4]	0.01%[4]	0.01%[4]
Total expenses	0.58%	0.71%	0.73%	0.67%	0.71%	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.58%	0.70%	0.73%	0.67%	0.71%	0.65%
Portfolio turnover rate[5]	2%	36%	20%	21%	13%	39%

74        INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

75        INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class R6	One Month Ended August 31, 2019 (Unaudited)	Period Ended July 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$3.32	$3.29
Income (loss) from investment operations:
Net investment income[2]	0.01	0.02
Net realized and unrealized gain (loss)	0.04	0.03
Total from investment operations	0.05	0.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.02)
Net asset value, end of period	$3.36	$3.32

Total Return, at Net Asset Value[3]	1.42%	1.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$193	$166
Average net assets (in thousands)	$187	$143
Ratios to average net assets:[4]
Net investment income	2.97%	3.09%
Expenses excluding specific expenses listed below	0.51%	0.52%
Interest and fees from borrowings	0.05%	0.11%
Interest and fees on short-term floating rate notes issued	0.00%	0.02%[5]
Total expenses	0.56%	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.52%	0.60%
Portfolio turnover rate[6]	2%	36%

1. For the period from after close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

76        INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2019 (Unaudited) and July 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Rochester Limited Term California Municipal Fund (the “Fund”) is a series portfolio of AIM Tax Exempt Funds (Invesco Tax Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Rochester Limited Term California Municipal Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R6 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek tax-free income.

Effective August 31, 2019, the Fund changed its fiscal year end from July 31 to February 28.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y, and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest

77          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the

78          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table for the fiscal year ended July 31, 2019 represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

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NOTES TO FINANCIAL STATEMENTS Continued

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$4,986,206	$—	$60,897,992	$19,877,186

1. At period end, the Fund had $60,897,992 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $3,010,369 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period ended July 31, 2019. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss

$3,010,369	$3,010,369

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2019	Year Ended July 31, 2018

Distributions paid from:
Exempt-interest dividends	$12,088,966	$13,085,298
Ordinary income	59,836	34,444

Total	$12,148,802	$13,119,742

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

80          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019

Federal tax cost of securities	$525,311,881	$521,016,149

Gross unrealized appreciation	$33,396,724	$29,450,365
Gross unrealized depreciation	(8,751,088)	(9,573,179)

Net unrealized appreciation	$24,645,636	$19,877,186

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

J.	Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield

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NOTES TO FINANCIAL STATEMENTS Continued

of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured

82          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Payable for short-term floating rate notes issued” on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of “Interest expense and fees on short-term floating rate notes issued” on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they

83          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*

Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Over $2 billion	0.39

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the one month ended August 31, 2019 (Unaudited), the effective advisory fees incurred by the Fund were 0.42% and for the year ended July 31, 2019, the effective advisory fees incurred by the Fund were 0.43%.

From August 1, 2018 until the date of the Reorganization, the Acquired Fund paid $1,725,934 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated

84          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 28, 2021, to waive advisory fees and/or reimburse expenses of all shares to the to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.81%, 1.57%, 0.57% and 0.47%, respectively, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expense after fee waivers and/ or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the one month ended August 31, 2019 (Unaudited), the Adviser reimbursed fund expenses of $6 for Class R6.

For the year ended July 31, 2019, the Adviser reimbursed fund expenses of $18,035, $5,696, $6,709, and $14 for Class A, Class C, Class Y, and Class R6, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the one month period ended August 31, 2019 (unaudited) and the year ended July 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A., serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the one month period ended August 31, 2019 (Unaudited) and the year ended July 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the

85          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the one month period ended August 31, 2019 (Unaudited) and the year ended July 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the one month period ended August 31, 2019 (Unaudited), IDI advised the Fund that IDI retained $1,389 in front-end sales commissions from the sale of Class A shares and $0 and $342 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended July 31, 2019, IDI advised the Fund that IDI retained $3,046 in front-end sales commissions from the sale of Class A shares and $1,391 and $318 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $12,578 in front–end sales commissions from the sale of Class A shares and $3,177 and $4,102 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

86          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2019 (Unaudited) and July 31, 2019, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 4 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period ended August 31, 2019 (Unaudited), the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$494
Payments Made to Retired Trustees	—
Accumulated Liability as of August 31, 2019	9,066

During the reporting period ended July 31, 2019, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	1,009
Accumulated Liability as of July 31, 2019	8,572

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NOTES TO FINANCIAL STATEMENTS Continued

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 5 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 6 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the one month period ended August 31, 2019 (Unaudited) was $12,045,450 and $9,110,150, and during the year ended July 31, 2019 was $237,102,659 and $179,089,037, respectively.

Note 7 - Share Information

Transactions in shares of beneficial interest were as follows:

88          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

		One Month Ended
		August 31, 2019[1]	Year Ended July 31, 2019[2]		Year Ended July 31, 2018
		(Unaudited)
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	1,502,799	$5,044,561	19,934,970	$64,737,195	13,165,658	$40,690,654
Dividends and/or distributions reinvested	120,563	405,092	1,245,311	4,021,539	1,611,290	4,989,976
Redeemed	(852,067)	(2,860,489)	(12,543,890)	(40,348,153)	(32,869,514)	(101,236,315)

Net increase (decrease)	771,295	$2,589,164	8,636,391	$28,410,581	(18,092,566)	$(55,555,685)

Class B
Sold	—	$—	—	$—	158	$594
Dividends and/or distributions reinvested	—	—	—	—	688	2,105
Redeemed[3]	—	—	—	—	(67,755)	(213,527)

Net decrease	—	$—	—	$—	(66,909)	$(210,828)

Class C
Sold	291,797	$975,095	3,311,988	$10,619,660	3,095,609	$9,529,344
Dividends and/or distributions reinvested	23,505	78,742	370,885	1,190,862	553,571	1,707,372
Redeemed	(474,510)	(1,585,492)	(10,544,696)	(34,203,753)	(12,689,584)	(38,939,557)

Net decrease	(159,208)	$(531,655)	(6,861,823)	$(22,393,231)	(9,040,404)	$(27,702,841)

Class Y
Sold	3,082,098	$10,360,177	34,589,393	$111,574,259	32,839,142	$102,147,661
Dividends and/or distributions reinvested	151,590	510,860	1,544,428	5,007,152	1,313,059	4,080,536
Redeemed	(1,240,661)	(4,173,045)	(17,447,258)	(56,325,675)	(38,184,907)	(118,119,339)

Net increase (decrease)	1,993,027	$6,697,992	18,686,563	$60,255,736	(4,032,706)	$(11,891,142)

Class R6[4]
Sold	7,463	$25,004	50,014	$165,015	—	$—
Dividends and/or distributions reinvested	117	389	185	615	—	—
Redeemed	—	—	(303)	(1,000)	—	—

Net increase	7,580	$25,393	49,896	$164,630	—	$—

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 59% (Unaudited) of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The

89          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 64% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3. All outstanding Class B shares converted to Class A shares on June 1, 2018.

4. Commencement date after the close of business on May 24, 2019.

Note 8 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act, a fund generally may not borrow money greater than 33 1/3 of the Fund’s total assets.

The Acquired Fund had entered into a Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enabled the Fund to participate with certain other Funds in a committed secured borrowing facility that permitted borrowing up to $2.5 billion, collectively, by certain Funds. This revolving credit agreement was secured by the assets of the Fund and terminated on May 24, 2019. In connection with this agreement, for the period August 1, 2018 to May 24, 2019, the Fund incurred fees of $323,191. The average daily balance borrowings under this agreement was $5,000,673 with a weighted average interest rate of 2.50%.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the period May 24, 2019 to July 31, 2019, the Fund incurred fees of $85,796 and for the period August 1, 2019 to August 31, 2019 (Unaudited), the Fund incurred fees of $25,542. For the period May 24, 2019 to July 31, 2019, the average daily balance of borrowings under this agreement is $4,727,941 with a weighted average interest rate of 2.46%. For the period August 1, 2019 to August 31, 2019 (Unaudited) the Fund executed no transactions. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

At August 31, 2019 (Unaudited) and at July 31, 2019, the Fund had no borrowings outstanding under this agreement.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended July 31, 2019 were $4,899,000 and 2.36%, respectively.

Note 9 - Reverse Repurchase Agreements

Prior to the reorganization, the Acquired Fund engaged in reverse repurchase agreements.

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A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement.

The Acquired Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enabled it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permitted aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest was charged to the Acquired Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Acquired Fund was also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Acquired Fund retained the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions were considered secured borrowings for financial reporting purposes. The Acquired Fund also received the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Acquired Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Acquired Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility were valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund had the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period. This Facility terminated on May 24, 2019.

91          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Oppenheimer Rochester® Limited Term California Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Rochester® Limited Term California Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations and the statement of changes in net assets, for the year ended July 31, 2019, including the related notes, and the financial highlights for each of the periods ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations, changes in its net assets for the year ended July 31, 2019 and the financial highlights for each of the periods ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Rochester® Limited Term California Municipal Fund (formerly known as Oppenheimer Rochester® Limited Term California Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were

92          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, TX

October 14, 2019

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

93          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 99.51% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

95          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Rochester® Limited Term California Municipal Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

  The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

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The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

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APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub- Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the

98          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub- Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be

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APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

100          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-PORT. The most recent list of portfolio holdings is available at invesco. com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

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SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Rochester® Limited Term California Municipal Fund was held on May 17, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Rochester® Limited Term California Municipal Fund into Invesco Oppenheimer Rochester® Limited Term California Municipal Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	63,678,936	3,054,011	12,703,204	0

102          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified.

Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			240	None

Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	240	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

104          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

105        INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	240

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	240	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown [3] – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	240

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry	240	None

3 Mss. Brown and Krentzman and Messrs. Motley, Vandivort and Vaughn were appointed as Trustees of the Trust effective June 10, 2019.

106          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Jack M. Fields (Continued)		company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	240

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	240	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman [3] – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the

			240

Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Elizabeth Krentzman (Continued)		Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	240	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	240	None

Joel W. Motley [3] – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			240

Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	240	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

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Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	240	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	240	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	240	None

Daniel S. Vandivort [3] –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	240	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn [3] – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	240

Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee and Vice Chair	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios);	240	ISO New England, Inc. (non-profit organization managing regional electricity market)

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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Christopher L. Wilson (Continued)

Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

110          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco

			N/A	N/A

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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary, Jemstep, Inc.

Formerly: Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.;

			N/A	N/A

112          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)

Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and

			N/A	N/A

113        INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)

General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

114          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer –Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self- Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

115        INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopersLLP
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1000 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	Suite 5800
		Houston, TX	Houston, TX 77002-5021
77046-1173
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Investment	Citibank, N.A.
2005 Market Street,	Goodwin Procter LLP	Services, Inc.	111 Wall Street
Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza,	New York, NY 10005
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Suite 1000
Houston, TX
77046-1173

116          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

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INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

118          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

119        INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE Continued

• Request that we amend, rectify, delete or update the personal data we hold about you;

• Where possible (e.g. in relation to marketing) amend or update your choices around processing;

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Disclaimer

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120          INVESCO OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

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Explore High-Conviction Investing with Invesco

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-ROLTCAM-AR-1	09262019

Shareholder Report For the One Month Ended 8/31/2019 Annual Report 7/31/2019

Invesco

Oppenheimer

Rochester® New

Jersey Municipal

Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Rochester New Jersey Municipal Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Month	1.75%	-2.60%	1.58%
1-Year	9.83	5.12	8.72
5-Year	4.28	3.38	3.85
10-Year	5.77	5.31	4.62

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Year	10.29%	5.58%	7.31%
5-Year	4.56	3.65	3.77
10-Year	6.43	5.98	4.63

3          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund as they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes and sales charges. Fund literature is available at invesco.com.

4          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Fund Performance Discussion

Performance summary

For the fiscal year ended July 31, 2019, the Class A shares of Invesco Oppenheimer Rochester New Jersey Municipal Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Barclays Municipal Bond Index, the Fund’s benchmark. Please note that the fiscal year-end for the Fund has changed from July 31 to February 28. The below is a discussion of the Fund’s performance as of its last fiscal year ended July 31, 2019.

Market conditions and your Fund

New Jersey revenues are up 9.7% year over year through the end of May 2019.1 However, a large part of this was due to one-time, non-recurring sources, specifically corporate business tax (CBT) revenues that experienced a boost due to the implementation of a CBT surtax on January 1, 2018 (fiscal year 2018). The 2.5% surtax runs through the end of 2019, at which point the surtax drops to 1.5%; the surtax is set to expire at the end of 2021. Combine this with the fact that pension contributions are scheduled to increase by $700 million in FY21 (fiscal year end June 30), passing a structurally balanced budget for FY21 could prove challenging for New Jersey. Additionally, because New Jersey’s pension funded ratio is currently at 26% and because the state not yet fully funding its annual pension costs, budgetary flexibility is low.

Favorably, the state’s economic condition appears to be solid, with the six-month Philly Fed Leading Index projecting the state’s coincident index to increase by 3.2% over the next six months, compared to the national average of 1.25%.2 As of the close of the reporting period, the state’s general obligation bonds were rated A3 by Moody’s, A- by Standard & Poor’s (S&P); and A by Fitch Ratings. All three agencies have assigned stable outlooks.3

The broad municipal bond market experienced positive returns for the fifth consecutive year in 2018, and performance remained strong throughout this fiscal year. Investment grade municipals returned 7.31% and high yield municipals returned 8.08% during the fiscal year.4 Performance has been particularly strong the first seven months of 2019 with investment grade municipals returning 5.94% and high yield municipals returning 7.33%.4

The fiscal year was characterized by supportive technical conditions (supply and demand balances) as new issuance of municipal bonds underwhelmed, totaling $342 billion — down nearly 18% from the previous fiscal year.5 Flows into the municipal bond asset class were positive for the last 30 weeks of the fiscal year.6 Consistent positive

5          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

flow pattern, coupled with continued limited supply, resulted in strong performance across the municipal market. Fund flows totaled $54.2 billion from August 2018 through July 2019.7

The high yield municipal bond market outperformed the investment grade bond segment, led by improved price discovery on Puerto Rico bonds as a result of developments in the commonwealth’s debt restructuring and strong performance of high yield general obligation securities.

Municipal bonds withstood considerable headwinds during the fiscal year, including interest rate movements that had the 10-year US Treasury yield breaching 2.00% in July 2019. Additionally, the US government shutdown, which occurred midway through the fiscal year and lasted 35 days, along with ongoing US-China trade negotiations and Brexit developments created a challenging market environment. Both investment grade municipals and high yield municipals posted negative returns for the months of September and October 2018: Worsening market conditions exposed the municipal bond market to more sensitivity relating to a sell-off in US Treasuries in September. Despite these challenges, the municipal market continued to perform positively this fiscal year as technical conditions provided tailwinds.

Investors’ concerns about the future of interest rates, meanwhile, created increased demand for Treasuries and high-grade municipal bonds alike, and yields continued

to fall at all maturities as high yield securities rallied. The yield curve for 30-year, AAA-rated municipal bonds continued to flatten as trade tensions between the US and China increased worries about inflationary pressures.

During the fiscal year, the US Federal Reserve (the Fed) raised the federal funds rate two times (in September and December 2018) before lowering it in July 2019.8 The two rate hikes, the eighth and ninth since December 2008, were anticipated and reflected increased confidence in the US economy amid low unemployment, relatively stable inflation and overall robust economic growth. This expansionary monetary policy significantly flattened the US Treasury yield curve with a slight inversion on the short end occurring in December 2018.

However, the Fed’s dovish stance at the beginning of calendar year 2019 took the market by surprise, leading economists to change their predictions from two interest rate increases in 2019, to just one. Amid political pressure and despite favorable growth and labor trends, the Fed ultimately reversed course and lowered the Fed Funds rate in July, citing uncertainty about the global economic outlook. The Treasury curve was inverted at fiscal year-end with investors preferring 2- to 7-year paper over shorter and longer maturities. Economists were mixed as to whether this particular inversion, the first since mid-2007, portends a recession.

Earlier in the fiscal year, as anticipated, US midterm election results had a positive impact

6          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

on municipal securities as perceived threats to municipal tax exemptions, further tax reform and changes to the Affordable Care Act were greatly reduced. News of a possible ban on flavored e-cigarettes and menthol cigarettes made headlines, which caused a short-lived decline in the valuations of below-Investment-grade tobacco settlement bonds. Meanwhile, year-end demand for yield and coupon payments caused the asset class to end 2018 on a strong note. Investors affected by the $10,000 cap on state and local tax (SALT) deductions poured a record $18.9 billion into municipal bond funds in the first 8 weeks of calendar year 2019, the most over that period in at least 13 years.7

At the close of the fiscal year, we believed municipal fundamentals remained strong and viewed the ongoing impact of the Tax Cut and Jobs Act of 2018 as a potential market factor. As a result, demand for municipal bond investments could remain strong as retail investors continue to seek tax-exempt income.

Over the fiscal year, security selection in sales tax revenue, general obligation (G.O.), and tobacco settlement bonds, the Fund’s eighth largest, ninth largest and largest sectors, respectively, significantly contributed to the Fund’s performance. Sales tax revenue bonds issued by the Commonwealth of Puerto Rico (COFINAs) represented nearly 96% of the Fund’s assets in that sector at fiscal year-end. The Fund’s holdings in the Special Tax, sales tax revenue, and G.O. sectors produced the strongest single-sector returns this fiscal year. In aggregate, the Fund’s diverse holdings in securities issued in Puerto Rico provided a much larger contribution to the Fund’s total return than any single sector. None of the sectors in which the Fund was invested produced a negative return this fiscal year, and none detracted from the Fund’s performance. Pre-refunded bonds and the resource recovery sector, among others, were underperformers relative to the Bloomberg Barclays Municipal Bond Index.

During the fiscal year, leverage contributed to the Fund’s performance. The Fund achieved a leveraged position through the use of inverse floating rate securities and tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as

7          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments. Investors are reminded that the Fund is not and will not be managed based on predictions of interest rate changes.

Oppenheimer Rochester New Jersey Municipal Fund (the predecessor fund) was renamed Invesco Oppenheimer Rochester New Jersey Municipal Fund after the close of business on May 24, 2019, when Invesco’s acquisition of OppenheimerFunds was finalized. Prior to the commencement of the Fund’s operations, Elizabeth Mossow managed the predecessor fund since 2013. Effective June 21, 2019, the portfolio management team of this fund was changed to Mrs. Mossow (lead manager) and Mark Paris.

Thank you for investing in Invesco Oppenheimer Rochester New Jersey Municipal Fund and for sharing our long-term investment horizon.

1 Source: New Jersey Office of Legislative Services.

2 Source: Federal Reserve Bank of Philadelphia

3 Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

4 Sources: Bloomberg Barclays Municipal Bond Index, Bloomberg Barclays High Yield Municipal Bond Index

5 Source: The Bond Buyer

6 Source: Lipper

7 Source: Strategic Insight

8 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES
Tobacco Master Settlement Agreement	12.8%
Transportation Infrastructure	9.5
Government Appropriation	9.0
Higher Education	7.6
Education	7.6
General Obligation	7.2
Marine/Aviation Facilities	7.1
Sales Tax Revenue	6.3
Casino	4.5
Hospital/Healthcare	4.2

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019 and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Adviser- Rated	Total
AAA	9.6%	0.6%	10.2%
AA	42.8	0.0	42.8
A	11.6	0.8	12.4
BBB	8.2	7.8	16.0
BB or lower	8.2	10.4	18.6
Total	80.4%	19.6%	100.0%

The percentages above are based on the market value of the securities as of August 31, 2019 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

9          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TOP TEN CATEGORIES
Tobacco Master Settlement Agreement	13.3%
Transportation Infrastructure	9.9
Government Appropriation	9.2
Higher Education	8.0
Marine/Aviation Facilities	7.5
Education	7.3
Hospital/Healthcare	6.4
Sales Tax Revenue	6.3
General Obligation	6.1
Casino	4.7

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2019 and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Adviser- Rated	Total
AAA	0.6%	0.0%	0.6%
AA	14.7	2.2	16.9
A	22.2	0.0	22.2
BBB	34.8	1.3	36.1
BB or lower	13.1	11.1	24.2
Total	85.4%	14.6%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2019 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

For more current Fund holdings, please visit invesco.com.

10          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/19

	Inception Date	1-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	1.75%	9.83%	4.28%	5.77%	4.77%
Class C (ONJCX)	8/29/95	1.73	9.26	3.57	5.02	4.55
Class Y (ONJYX)	11/29/10	1.77	10.20	4.52	N/A	5.22
Class R6 (IORJX)[1]	5/24/19	1.75	9.86	4.29	5.77	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/19

	Inception Date	1-Month	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	-2.60%	5.12%	3.38%	5.31%	4.59%
Class C (ONJCX)	8/29/95	0.73	8.26	3.57	5.02	4.55
Class Y (ONJYX)	11/29/10	1.77	10.20	4.52	N/A	5.22
Class R6 (IORJX)[1]	5/24/19	1.75	9.86	4.29	5.77	N/A

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/19

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	10.29%	4.56%	6.43%	4.72%
Class C (ONJCX)	8/29/95	9.66	3.84	5.66	4.49
Class Y (ONJYX)	11/29/10	10.65	4.77	N/A	5.06
Class R6 (IORJX) [1]	5/24/19	10.31	4.56	6.44	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/19

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	5.58%	3.65%	5.98%	4.54%
Class C (ONJCX)	8/29/95	8.66	3.84	5.66	4.49
Class Y (ONJYX)	11/29/10	10.65	4.77	N/A	5.06
Class R6 (IORJX)[1]	5/24/19	10.31	4.56	6.44	N/A

1. Class R6 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

11          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, and Class Y shares of the predecessor fund were reorganized into Class A, Class C, and Class Y shares, respectively, of the Fund. Class R6 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, which is an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the U.S. Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged, and an investment cannot be made into an index. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

12          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing in any of the Invesco funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting invesco.com, or calling 1.800.AIM.LINE (246-5463). Read prospectuses and summary prospectuses carefully before investing.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

13          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Actual	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During 6 Months Ended August 31, 2019[1,2]
Class A	$1,000.00	$1,071.20	$6.37
Class C	1,000.00	1,069.20	9.77
Class Y	1,000.00	1,073.50	5.07
Class R6	1,000.00	1,071.50	2.47

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.00	6.21
Class C	1,000.00	1,015.74	9.52
Class Y	1,000.00	1,020.26	4.94
Class R6	1,000.00	1,020.71	4.48

1. Actual expenses paid for Class A, C and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Actual expenses paid for Class R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 99/366 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2019 for Classes A, C and Y and for the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019 for Class R6 are as follows:

Class	Expense Ratios
Class A	1.22%
Class C	1.87
Class Y	0.97
Class R6	0.88

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

15          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During 6 Months Ended July 31, 2019[1,2]
Class A	$1,000.00	$1,074.60	$6.91
Class C	1,000.00	1,072.10	10.32
Class Y	1,000.00	1,076.80	5.73
Class R6	1,000.00	1,074.80	1.92

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.15	6.73
Class C	1,000.00	1,014.88	10.04
Class Y	1,000.00	1,019.29	5.57
Class R6	1,000.00	1,019.89	4.97

1. Actual expenses paid for Class A, C and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Actual expenses paid for Class R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 68/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2019 for Classes A, C and Y and for the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019 for Class R6 are as follows:

Class	Expense Ratios
Class A	1.34%
Class C	2.00
Class Y	1.11
Class R6	0.99

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

17          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

SCHEDULE OF INVESTMENTS August 31, 2019 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—108.3%
New Jersey—80.5%
$1,250,000	Atlantic City, NJ GO1	5.000%	03/01/2042	$1,479,587
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2033	1,127,910
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2034	1,125,320
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2035	1,122,490
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000	11/01/2031	2,261,580
1,665,000	Casino Reinvestment Devel. Authority of NJ1	5.250	01/01/2024	1,669,246
3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250	11/01/2039	3,312,090
3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250	11/01/2044	3,308,160
420,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.000	01/01/2025	420,970
770,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.250	01/01/2022	772,071
1,000,000	Casino Reinvestment Devel. Authority of NJ (Luxury Tax)[1]	5.000	11/01/2028	1,138,900
25,000	Essex County, NJ Improvement Authority[1]	4.750	11/01/2032	25,060
120,000	Essex County, NJ Improvement Authority (Newark)[1]	5.125	04/01/2029	120,169
250,000	Essex County, NJ Improvement Authority (Newark)[1]	6.250	11/01/2030	264,595
75,000	Essex County, NJ Utilities Authority[1]	4.125	04/01/2022	75,128
50,000	Essex County, NJ Utilities Authority[1]	5.000	04/01/2020	50,115
140,000	Garden State Preservation Trust, NJ Open Space & Farmland Preservation	3.565 [2]	11/01/2026	123,609
460,000	Garden State Preservation Trust, NJ Open Space & Farmland Preservation[1]	5.750	11/01/2028	592,025
1,000,000	Hudson County, NJ Improvement Authority[1]	6.000	01/01/2040	1,015,660
2,655,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.500	06/01/2041	2,839,284
10,000	Lavallette, NJ School District[1]	4.200	02/01/2025	10,021
20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)[1]	5.500	09/01/2030	20,063
445,000	New Brunswick, NJ Parking Authority[1]	5.000	09/01/2027	491,534
605,000	New Brunswick, NJ Parking Authority[1]	5.000	09/01/2029	668,888
1,000,000	New Brunswick, NJ Parking Authority[1]	5.000	09/01/2047	1,208,980
3,000,000	Newark, NJ GO1	5.000	07/15/2029	3,336,330
430,000	Newark, NJ GO1	5.000	07/15/2029	476,982
1,000,000	Newark, NJ Hsg. Authority (Port Newark Marine Terminal Rental)[1]	4.000	01/01/2037	1,138,480
760,000	Newark, NJ Hsg. Authority (Port Newark Marine Terminal Rental)[1]	5.000	01/01/2032	977,953
25,000	NJ Building Authority[1]	4.000	12/15/2019	25,031
600,000	NJ Building Authority[1]	5.000	06/15/2028	722,820
300,000	NJ Building Authority[1]	5.000	06/15/2029	360,144
2,095,000	NJ EDA[1]	5.000	06/15/2028	2,262,851
750,000	NJ EDA[1]	5.000	06/15/2029	808,403

18          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New Jersey (Continued)
$3,000,000	NJ EDA[1]	5.000%	06/15/2035	$3,407,550
3,000,000	NJ EDA[1]	5.000	06/15/2036	3,402,810
725,000	NJ EDA (Beloved Community Charter School)[1]	5.000	06/15/2054	779,672
100,000	NJ EDA (Continental Airlines)[1]	5.250	09/15/2029	110,432
55,000	NJ EDA (Dept. of Human Services)[1]	6.250	07/01/2024	55,168
350,000	NJ EDA (Foundation Academy Charter School)[1]	5.000	07/01/2038	408,492
1,000,000	NJ EDA (Foundation Academy Charter School)[1]	5.000	07/01/2050	1,147,480
460,000	NJ EDA (Golden Door Charter School)[1]	6.000	11/01/2022	468,906
525,000	NJ EDA (Golden Door Charter School)[1]	6.250	11/01/2038	596,678
2,500,000	NJ EDA (Golden Door Charter School)[1]	6.500	11/01/2052	2,849,550
2,655,000	NJ EDA (Harrogate)[1]	5.875	12/01/2026	2,661,213
1,700,000	NJ EDA (Lions Gate)[1]	5.250	01/01/2044	1,777,350
1,000,000	NJ EDA (Marion P Thomas Charter School)	5.000	10/01/2033	1,058,270
2,500,000	NJ EDA (Marion P Thomas Charter School)	5.250	10/01/2038	2,634,525
90,000	NJ EDA (Metromall Urban Renewal)[1]	6.500	04/01/2031	101,428
1,000,000	NJ EDA (Middlesex Water Company)[1]	4.000	08/01/2059	1,102,600
3,000,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000	07/01/2033	3,624,180
5,320,000	NJ EDA (New Jersey American Water Company)[1]	5.600	11/01/2034	5,459,065
4,350,000	NJ EDA (New Jersey American Water Company)[1]	5.700	10/01/2039	4,364,398
2,515,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125	06/15/2037	3,066,716
1,000,000	NJ EDA (North Star Academy Charter School of Newark)[1]	5.000	07/15/2047	1,151,300
500,000	NJ EDA (Provident Group-Kean Properties)[1]	5.000	07/01/2037	567,920
1,000,000	NJ EDA (Provident Group-Montclair Properties)[1]	5.000	06/01/2042	1,186,450
1,000,000	NJ EDA (School Facilities)[1]	5.250	09/01/2026	1,057,250
65,000	NJ EDA (St. Barnabas Medical Center)	6.827 [2]	07/01/2021	63,469
25,000	NJ EDA (St. Barnabas Medical Center)	7.147 [2]	07/01/2020	24,738
3,000,000	NJ EDA (State Government Buildings)[1]	5.000	06/15/2047	3,489,960
20,000	NJ EDA (State Office Buildings)[1]	5.000	06/15/2020	20,052
3,000,000	NJ EDA (Team Academy Charter School)[1]	5.000	12/01/2048	3,485,250
3,200,000	NJ EDA (Team Academy Charter School)[1]	6.000	10/01/2043	3,648,256
10,650,000	NJ EDA (The Goethals Bridge Replacement)[1]	5.375	01/01/2043	12,032,689
1,515,000	NJ EDA (UMM Energy Partners)[1]	5.000	06/15/2037	1,614,384
1,250,000	NJ EDA (UMM Energy Partners)[1]	5.125	06/15/2043	1,333,387
275,000	NJ EDA (University Heights Charter School)[1]	5.375	09/01/2033	303,759
765,000	NJ EDA (University Heights Charter School)[1]	5.625	09/01/2038	844,132
1,395,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000	07/01/2030	1,572,946
1,590,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000	07/01/2033	1,775,919
1,485,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000	07/01/2035	1,648,573
1,640,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000	07/01/2036	1,816,218
10,000	NJ Educational Facilities Authority (New Jersey City University)[1]	4.125	07/01/2025	10,023
5,000	NJ Educational Facilities Authority (Public Library)[1]	5.000	09/01/2022	5,015

19          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New Jersey (Continued)
$185,000	NJ Educational Facilities Authority (Rider University)[1]	5.000%	07/01/2035	$216,317
300,000	NJ Educational Facilities Authority (Rider University)[1]	5.000	07/01/2036	349,920
1,000,000	NJ Educational Facilities Authority (Rider University)[1]	5.000	07/01/2037	1,042,910
3,250,000	NJ Educational Facilities Authority (Rider University)[1]	5.000	07/01/2047	3,715,173
2,000,000	NJ Educational Facilities Authority (William Patterson University)[1]	5.000	07/01/2047	2,395,940
5,000,000	NJ GO1,3	5.000	6/1/2027	6,265,100
5,000,000	NJ GO4	5.000	06/01/2028	6,228,713
3,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.000	07/01/2044	3,462,000
5,085,000	NJ Health Care Facilities Financing Authority (Catholic Health East)[1]	5.000	11/15/2033	5,322,622
2,000,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.000	10/01/2038	2,350,160
1,960,000	NJ Health Care Facilities Financing Authority (St. Luke’s Warren Hospital)[1]	5.000	08/15/2034	2,167,799
2,000,000	NJ Health Care Facilities Financing Authority (University Hospital)[1]	5.000	07/01/2046	2,288,920
1,000,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	3.625	12/01/2049	1,040,700
1,335,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	5.500	12/01/2025	1,428,637
35,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	5.750	12/01/2029	37,651
870,000	NJ Hsg. & Mtg. Finance Agency[1]	3.950	11/01/2043	948,187
980,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[1]	3.800	10/01/2032	1,061,487
2,000,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2037	2,371,660
7,400,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2046	8,288,444
3,350,000	NJ Tobacco Settlement Financing Corp.[1]	5.250	06/01/2046	3,925,664
1,200,000	NJ Transportation Trust Fund Authority	3.726 [2]	12/15/2028	973,320
2,000,000	NJ Transportation Trust Fund Authority	4.298 [2]	12/15/2037	1,202,440
3,540,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2031	4,189,094
1,625,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2038	1,743,414
5,000,000	NJ Transportation Trust Fund Authority[1]	5.500	06/15/2041	5,308,150
4,518,000	NJ Transportation Trust Fund Authority[1]	6.000	06/15/2035	4,847,769
2,000,000	NJ Turnpike Authority[1]	5.000	01/01/2048	2,487,440
6,330,000	Rutgers State University NJ4	5.000	05/01/2029	7,136,324
5,380,000	Rutgers State University NJ4	5.000	05/01/2030	6,052,787
4,000,000	Rutgers State University NJ4	5.000	05/01/2038	4,468,543
1,350,000	South Jersey, NJ Port Corp. (Marine Terminal)[1]	5.000	01/01/2039	1,546,520
3,650,000	South Jersey, NJ Transportation Authority[1]	5.000	11/01/2039	4,133,479

20          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$55,000	Union County, NJ Improvement Authority (Linden Airport)[1]	5.000%		03/01/2028	$55,147
					211,133,053
New York—7.1%
2,249,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2022	2,346,022
8,720,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2025	9,041,419
20,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.000		12/01/2042	21,150
5,100,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500		12/01/2028	5,316,954
825,000	Port Authority NY/NJ (KIAC)[1]	6.750		10/01/2019	842,061
850,000	Port Authority NY/NJ, 206th Series[1]	5.000		11/15/2037	1,046,945
					18,614,551
U.S. Possessions—20.7%
10,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	10,251
125,000	Guam Power Authority, Series A1	5.000		10/01/2024	139,040
250,000	Guam Power Authority, Series A1	5.000		10/01/2030	276,547
1,820,000	Northern Mariana Islands Ports Authority, Series A1	6.250		03/15/2028	1,759,503
19,000,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	19,324,900
2,150,000	Puerto Rico Commonwealth GO5	5.250		07/01/2037	1,574,875
3,000,000	Puerto Rico Commonwealth GO5	6.500		07/01/2040	2,085,000
45,000	Puerto Rico Electric Power Authority, Series A5	5.050		07/01/2042	36,000
168,096	Puerto Rico Electric Power Authority, Series A-4[5]	10.000		07/01/2019	143,932
2,000,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2030	1,605,000
550,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2031	441,375
168,097	Puerto Rico Electric Power Authority, Series B-4[5]	10.000		07/01/2019	143,933
165,099	Puerto Rico Electric Power Authority, Series E-1[5]	10.000		01/01/2021	146,319
165,099	Puerto Rico Electric Power Authority, Series E-2[5]	10.000		07/01/2021	146,319
55,033	Puerto Rico Electric Power Authority, Series E-2[5]	10.000		01/01/2022	48,773
55,033	Puerto Rico Electric Power Authority, Series E-4[5]	10.000		07/01/2022	48,773
45,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000		07/01/2020	45,288
575,000	Puerto Rico Infrastructure[5]	5.000		07/01/2027	136,562
4,750,000	Puerto Rico Infrastructure[5]	5.000		07/01/2037	1,128,125
2,610,000	Puerto Rico Infrastructure[5]	5.000		07/01/2041	619,875
975,000	Puerto Rico Infrastructure, AMBAC	6.995	[2]	07/01/2035	417,563
400,000	Puerto Rico Infrastructure (Mepsi Campus)[5]	6.500		10/01/2037	81,000
930,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	921,583
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	100,384
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	100,250
175,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	179,594
1,000,000	Puerto Rico ITEMECF (Polytechnic University), ACA[1]	5.000		08/01/2032	1,001,860

21          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$2,000,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.250%		08/01/2020	$2,027,980
1,000,000	Puerto Rico Public Buildings Authority, NPFGC[1]	6.000		07/01/2028	1,016,220
5,235,000	Puerto Rico Public Finance Corp., Series B5	6.000		08/01/2026	314,100
4,153,717	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.264	[2]	08/01/2041	3,021,829
1,367,758	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.359	[2]	08/01/2041	188,067
1,940,000	Puerto Rico Sales Tax Financing Corp., Series A	4.823	[2]	07/01/2033	1,199,968
486,000	Puerto Rico Sales Tax Financing Corp., Series A	4.839	[2]	07/01/2031	329,479
3,000	Puerto Rico Sales Tax Financing Corp., Series A-1	3.973	[2]	07/01/2024	2,618
387,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.259	[2]	07/01/2027	306,229
401,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	4.500		07/01/2034	429,254
203,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	4.550		07/01/2040	209,535
378,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.560	[2]	07/01/2029	278,053
1,489,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	4.750		07/01/2053	1,530,409
3,765,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	5.000		07/01/2058	3,935,027
5,210,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.894	[2]	07/01/2046	1,399,093
4,243,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.951	[2]	07/01/2051	824,585
2,062,000	Puerto Rico Sales Tax Financing Corp., Series A-2[1]	4.329		07/01/2040	2,100,663
60,000	Puerto Rico Sales Tax Financing Corp., Series A-2[1]	4.536		07/01/2053	60,973
827,000	Puerto Rico Sales Tax Financing Corp., Series A-2?[1]	4.784		07/01/2058	850,776
1,100,000	V.I. Tobacco Settlement Financing Corp.	6.497	[2]	05/15/2035	360,756
3,100,000	V.I. Tobacco Settlement Financing Corp.	7.622	[2]	05/15/2035	927,055
50,000	V.I. Water & Power Authority	5.000		07/01/2024	48,125
15,000	V.I. Water & Power Authority	5.000		07/01/2026	14,213
85,000	V.I. Water & Power Authority	5.000		07/01/2027	80,113
					54,117,744
Total Investments, at Value (Cost $277,747,202)—108.3%					283,865,348
Net Other Assets (Liabilities)—(8.3)					(21,777,816)
Net Assets—100.0%					$262,087,532

Footnotes to Schedule of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 1 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 8 of the accompanying Notes.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

5. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

22          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below:

ACA	American Capital Access
AGC	Assured Guaranty Corp.
AMBAC	AMBAC Indemnity Corp.
COFINA	Corporación del Fondo de Interés Apremiante
EDA	Economic Devel. Authority
GO	General Obligation
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
NPFGC	National Public Finance Guarantee Corp.
NY/NJ	New York/New Jersey
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

23          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

SCHEDULE OF INVESTMENTS July 31, 2019

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—107.2%
New Jersey—79.4%
$1,250,000	Atlantic City, NJ GO1	5.000%		03/01/2042	$1,446,600
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000		02/15/2033	1,108,700
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000		02/15/2034	1,105,520
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000		02/15/2035	1,102,250
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000		11/01/2031	2,233,780
1,665,000	Casino Reinvestment Devel. Authority of NJ1	5.250		01/01/2024	1,669,529
3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250		11/01/2039	3,280,260
3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250		11/01/2044	3,276,570
420,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.000		01/01/2025	421,025
770,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.250		01/01/2022	772,218
1,000,000	Casino Reinvestment Devel. Authority of NJ (Luxury Tax)[1]	5.000		11/01/2028	1,127,510
25,000	Essex County, NJ Improvement Authority[1]	4.750		11/01/2032	25,066
120,000	Essex County, NJ Improvement Authority (Newark)[1]	5.125		04/01/2029	120,162
250,000	Essex County, NJ Improvement Authority (Newark)[1]	6.250		11/01/2030	265,545
75,000	Essex County, NJ Utilities Authority[1]	4.125		04/01/2022	75,144
50,000	Essex County, NJ Utilities Authority[1]	5.000		04/01/2020	50,130
140,000	Garden State Preservation Trust, NJ Open Space & Farmland Preservation	3.565	[2]	11/01/2026	121,359
460,000	Garden State Preservation Trust, NJ Open Space & Farmland Preservation[1]	5.750		11/01/2028	585,194
1,000,000	Hudson County, NJ Improvement Authority[1]	6.000		01/01/2040	1,019,740
2,655,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.500		06/01/2041	2,846,160
10,000	Lavallette, NJ School District[1]	4.200		02/01/2025	10,023
20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)[1]	5.500		09/01/2030	20,069
445,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2027	489,451
605,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2029	665,464
1,000,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2047	1,181,410
3,000,000	Newark, NJ GO1	5.000		07/15/2029	3,294,480
430,000	Newark, NJ GO1	5.000		07/15/2029	470,988
1,000,000	Newark, NJ Hsg. Authority (Port Newark Marine Terminal Rental)[1]	4.000		01/01/2037	1,112,020
760,000	Newark, NJ Hsg. Authority (Port Newark Marine Terminal Rental)[1]	5.000		01/01/2032	950,616
25,000	NJ Building Authority[1]	4.000		12/15/2019	25,048
600,000	NJ Building Authority[1]	5.000		06/15/2028	714,930
300,000	NJ Building Authority[1]	5.000		06/15/2029	355,797
2,095,000	NJ EDA[1]	5.000		06/15/2028	2,252,879
750,000	NJ EDA[1]	5.000		06/15/2029	804,383

24          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$3,000,000	NJ EDA[1]	5.000%		06/15/2035	$3,340,710
3,000,000	NJ EDA[1]	5.000		06/15/2036	3,332,910
725,000	NJ EDA (Beloved Community Charter School)[1]	5.000		06/15/2054	768,137
100,000	NJ EDA (Continental Airlines)[1]	5.250		09/15/2029	109,815
55,000	NJ EDA (Dept. of Human Services)[1]	6.250		07/01/2024	55,183
350,000	NJ EDA (Foundation Academy Charter School)[1]	5.000		07/01/2038	394,488
1,000,000	NJ EDA (Foundation Academy Charter School)[1]	5.000		07/01/2050	1,109,250
460,000	NJ EDA (Golden Door Charter School)[1]	6.000		11/01/2022	466,458
525,000	NJ EDA (Golden Door Charter School)[1]	6.250		11/01/2038	585,417
2,500,000	NJ EDA (Golden Door Charter School)[1]	6.500		11/01/2052	2,796,325
2,655,000	NJ EDA (Harrogate)[1]	5.875		12/01/2026	2,655,558
1,700,000	NJ EDA (Lions Gate)[1]	5.250		01/01/2044	1,761,472
1,000,000	NJ EDA (Marion P Thomas Charter School)	5.000		10/01/2033	1,037,150
2,500,000	NJ EDA (Marion P Thomas Charter School)	5.250		10/01/2038	2,582,450
90,000	NJ EDA (Metromall Urban Renewal)[1]	6.500		04/01/2031	100,433
3,000,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2033	3,552,180
5,320,000	NJ EDA (New Jersey American Water Company)[1]	5.600		11/01/2034	5,463,906
4,350,000	NJ EDA (New Jersey American Water Company)[1]	5.700		10/01/2039	4,378,753
2,515,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2037	2,976,905
1,000,000	NJ EDA (North Star Academy Charter School of Newark)[1]	5.000		07/15/2047	1,109,920
500,000	NJ EDA (Provident Group-Kean Properties)[1]	5.000		07/01/2037	557,920
1,000,000	NJ EDA (Provident Group-Montclair Properties)[1]	5.000		06/01/2042	1,159,190
1,000,000	NJ EDA (School Facilities)[1]	5.250		09/01/2026	1,058,020
65,000	NJ EDA (St. Barnabas Medical Center)	6.827	[2]	07/01/2021	63,335
25,000	NJ EDA (St. Barnabas Medical Center)	7.147	[2]	07/01/2020	24,699
3,000,000	NJ EDA (State Government Buildings)[1]	5.000		06/15/2047	3,367,200
20,000	NJ EDA (State Office Buildings)[1]	5.000		06/15/2020	20,059
3,000,000	NJ EDA (Team Academy Charter School)[1]	5.000		12/01/2048	3,395,160
3,200,000	NJ EDA (Team Academy Charter School)[1]	6.000		10/01/2043	3,606,880
10,650,000	NJ EDA (The Goethals Bridge Replacement)[1]	5.375		01/01/2043	11,917,137
1,515,000	NJ EDA (UMM Energy Partners)[1]	5.000		06/15/2037	1,606,657
1,250,000	NJ EDA (UMM Energy Partners)[1]	5.125		06/15/2043	1,327,062
275,000	NJ EDA (University Heights Charter School)[1]	5.375		09/01/2033	297,234
765,000	NJ EDA (University Heights Charter School)[1]	5.625		09/01/2038	826,177
1,590,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2033	1,772,182
1,485,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2035	1,644,266
1,640,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2036	1,811,101
10,000	NJ Educational Facilities Authority (New Jersey City University)[1]	4.125		07/01/2025	10,025
5,000	NJ Educational Facilities Authority (Public Library)[1]	5.000		09/01/2022	5,016
185,000	NJ Educational Facilities Authority (Rider University)[1]	5.000		07/01/2035	211,670

25          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$300,000	NJ Educational Facilities Authority (Rider University)[1]	5.000%		07/01/2036	$342,213
1,000,000	NJ Educational Facilities Authority (Rider University)[1]	5.000		07/01/2037	1,038,030
3,250,000	NJ Educational Facilities Authority (Rider University)[1]	5.000		07/01/2047	3,631,128
2,000,000	NJ Educational Facilities Authority (William Patterson University)[1]	5.000		07/01/2047	2,342,300
5,000,000	NJ GO3	5.000		06/01/2027	6,172,912
5,000,000	NJ GO3	5.000		06/01/2028	6,141,538
3,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.000		07/01/2044	3,413,760
5,085,000	NJ Health Care Facilities Financing Authority (Catholic Health East)[1]	5.000		11/15/2033	5,323,944
2,000,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.000		10/01/2038	2,278,620
1,960,000	NJ Health Care Facilities Financing Authority (St. Luke’s Warren Hospital)[1]	5.000		08/15/2034	2,166,721
2,000,000	NJ Health Care Facilities Financing Authority (University Hospital)[1]	5.000		07/01/2046	2,250,020
1,000,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	3.625		12/01/2049	1,009,980
1,335,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	5.500		12/01/2025	1,426,367
35,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	5.750		12/01/2029	37,524
870,000	NJ Hsg. & Mtg. Finance Agency[1]	3.950		11/01/2043	924,236
980,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[1]	3.800		10/01/2032	1,038,790
2,000,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2037	2,328,720
7,400,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2046	8,017,974
3,350,000	NJ Tobacco Settlement Financing Corp.[1]	5.250		06/01/2046	3,824,528
1,200,000	NJ Transportation Trust Fund Authority	3.726	[2]	12/15/2028	950,904
2,000,000	NJ Transportation Trust Fund Authority	4.298	[2]	12/15/2037	1,122,440
3,540,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2031	4,122,472
1,625,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2038	1,729,861
5,000,000	NJ Transportation Trust Fund Authority[1]	5.500		06/15/2041	5,277,250
4,518,000	NJ Transportation Trust Fund Authority[1]	6.000		06/15/2035	4,833,853
2,000,000	NJ Turnpike Authority[1]	5.000		01/01/2048	2,420,820
6,330,000	Rutgers State University NJ3	5.000		05/01/2029	7,138,081
5,380,000	Rutgers State University NJ3	5.000		05/01/2030	6,056,212
4,000,000	Rutgers State University NJ3	5.000		05/01/2038	4,470,380
1,350,000	South Jersey, NJ Port Corp. (Marine Terminal)[1]	5.000		01/01/2039	1,517,427
3,650,000	South Jersey, NJ Transportation Authority[1]	5.000		11/01/2039	4,069,604

26          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$55,000	Union County, NJ Improvement Authority (Linden Airport)[1]	5.000%		03/01/2028	$55,162
					205,732,201
New York—7.2%
2,239,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2022	2,327,306
8,720,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2025	9,078,131
20,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.000		12/01/2042	21,126
5,100,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500		12/01/2028	5,341,638
825,000	Port Authority NY/NJ (KIAC)[1]	6.750		10/01/2019	843,884
850,000	Port Authority NY/NJ, 206th Series[1]	5.000		11/15/2037	1,018,938
					18,631,023
U.S. Possessions—20.6%
10,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	10,235
125,000	Guam Power Authority, Series A1	5.000		10/01/2024	138,994
250,000	Guam Power Authority, Series A1	5.000		10/01/2030	274,915
1,820,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	1,759,503
19,000,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	19,358,530
2,150,000	Puerto Rico Commonwealth GO4	5.250		07/01/2037	1,596,375
3,000,000	Puerto Rico Commonwealth GO4	6.500		07/01/2040	2,171,250
45,000	Puerto Rico Electric Power Authority, Series A4	5.050		07/01/2042	34,200
168,096	Puerto Rico Electric Power Authority, Series A-4[4]	10.000		07/01/2019	145,403
2,000,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2030	1,525,000
550,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2031	419,375
168,097	Puerto Rico Electric Power Authority, Series B-4[4]	10.000		07/01/2019	145,404
50,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.000		07/01/2021	38,000
90,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.000		07/01/2025	68,400
165,099	Puerto Rico Electric Power Authority, Series E-1[4]	10.000		01/01/2021	143,223
165,099	Puerto Rico Electric Power Authority, Series E-2[4]	10.000		07/01/2021	143,223
55,033	Puerto Rico Electric Power Authority, Series E-2[4]	10.000		01/01/2022	47,741
55,033	Puerto Rico Electric Power Authority, Series E-4[4]	10.000		07/01/2022	47,741
45,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000		07/01/2020	45,321
100,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2023	76,000
575,000	Puerto Rico Infrastructure[4]	5.000		07/01/2027	130,812
4,750,000	Puerto Rico Infrastructure[4]	5.000		07/01/2037	1,080,625
2,610,000	Puerto Rico Infrastructure[4]	5.000		07/01/2041	593,775
975,000	Puerto Rico Infrastructure, AMBAC	6.995	[2]	07/01/2035	415,574
400,000	Puerto Rico Infrastructure (Mepsi Campus)[4]	6.500		10/01/2037	81,000
930,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		03/01/2036	921,584
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	100,384
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	100,250
175,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	179,594

27          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$1,000,000	Puerto Rico ITEMECF (Polytechnic University), ACA[1]	5.000%		08/01/2032	$1,001,820
2,000,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.250		08/01/2020	2,031,240
1,000,000	Puerto Rico Public Buildings Authority, NPFGC[1]	6.000		07/01/2028	1,018,110
5,235,000	Puerto Rico Public Finance Corp., Series B4	6.000		08/01/2026	314,100
4,153,717	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.264	[2]	08/01/2041	3,021,829
1,367,758	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.359	[2]	08/01/2041	188,067
1,940,000	Puerto Rico Sales Tax Financing Corp., Series A	4.823	[2]	07/01/2033	1,090,629
486,000	Puerto Rico Sales Tax Financing Corp., Series A	4.839	[2]	07/01/2031	306,185
3,000	Puerto Rico Sales Tax Financing Corp., Series A-1	3.973	[2]	07/01/2024	2,573
387,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.259	[2]	07/01/2027	297,603
401,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	4.500		07/01/2034	414,770
203,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	4.550		07/01/2040	203,629
378,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.560	[2]	07/01/2029	266,191
1,489,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	4.750		07/01/2053	1,459,667
3,765,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	5.000		07/01/2058	3,774,224
5,210,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.894	[2]	07/01/2046	1,203,510
4,243,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.951	[2]	07/01/2051	723,262
2,062,000	Puerto Rico Sales Tax Financing Corp., Series A-2[1]	4.550		07/01/2040	1,984,716
60,000	Puerto Rico Sales Tax Financing Corp., Series A-2[1]	4.750		07/01/2053	56,476
827,000	Puerto Rico Sales Tax Financing Corp., Series A-2[1]	5.000		07/01/2058	794,954
1,100,000	V.I. Tobacco Settlement Financing Corp.	6.497	[2]	05/15/2035	344,047
3,100,000	V.I. Tobacco Settlement Financing Corp.	7.622	[2]	05/15/2035	883,748
50,000	V.I. Water & Power Authority	5.000		07/01/2024	48,125
15,000	V.I. Water & Power Authority	5.000		07/01/2026	14,213
85,000	V.I. Water & Power Authority	5.000		07/01/2027	80,113
					53,316,232
Total Investments, at Value (Cost $275,295,542)—107.2%					277,679,456
Net Other Assets (Liabilities)—(7.2)					(18,752,298)
Net Assets—100.0%					$258,927,158

Footnotes to Schedule of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 8 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

4. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

To simplify the listings of securities, abbreviations are used per the table below:

ACA	American Capital Access

28          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

AGC	Assured Guaranty Corp.
AMBAC	AMBAC Indemnity Corp.
COFINA	Corporación del Fondo de Interés Apremiante
EDA	Economic Devel. Authority
GO	General Obligation
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
NPFGC	National Public Finance Guarantee Corp.
NY/NJ	New York/New Jersey
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

29          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES

	August 31, 2019 (Unaudited)	July 31, 2019
Assets
Investments, at value (cost $277,747,202 (Unaudited) and $275,295,542)—see accompanying schedule of investments	$283,865,348	$277,679,456
Cash	354,977	276,551
Receivables and other assets:
Interest	3,099,808	2,273,900
Investments sold	2,548,314	25,000
Shares of beneficial interest sold	27,616	125,462
Other	99,676	112,783

Total assets	289,995,739	280,493,152

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued	15,530,000	19,280,000
Payable for borrowings	5,400,000	1,700,000
Investments purchased	6,326,289	—
Shares of beneficial interest redeemed	208,018	72,954
Due to manager	93,275	—
Dividends	88,254	140,003
Distribution and service plan fees	70,670	71,836
Trustees’ compensation	63,343	60,892
Transfer and shareholder servicing agent fees	38,633	31,261
Shareholder communications	10,376	7,750
Advisory fees	8,231	141,276
Interest expense on borrowings	7,232	3,350
Administration fees	202	9
Other	63,684	56,663

Total liabilities	27,908,207	21,565,994

Net Assets	$262,087,532	$258,927,158

Composition of Net Assets

Shares of beneficial interest	$399,907,867	$400,626,306

Total accumulated loss	(137,820,335)	(141,699,148)

Net Assets	$262,087,532	$258,927,158

30          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

	August 31, 2019 (Unaudited)	July 31, 2019
Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $193,800,456 and 19,376,268 shares of beneficial interest outstanding at August 31, 2019 (Unaudited) and $191,704,370 and 19,455,720 at July 31, 2019)	$10.00	$9.85

Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$10.44	$10.29

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $39,194,053 and 3,914,298 shares of beneficial interest outstanding at August 31, 2019 (Unaudited) and $38,797,939 and 3,931,299 at July 31, 2019)	$10.01	$9.87

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $29,082,753 and 2,904,066 shares of beneficial interest outstanding at August 31, 2019 (Unaudited) and $28,414,734 and 2,880,072 at July 31, 2019)	$10.01	$9.87

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,270 and 1,027 shares of beneficial interest outstanding at August 31, 2019 (Unaudited) and $10,115 and 1,027 at July 31, 2019)	$10.00	$9.85

See accompanying Notes to Financial Statements.

31          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT

OF OPERATIONS

	One Month Ended
	August 31, 2019	Year Ended
	(Unaudited)	July 31, 2019
Investment Income
Interest	$995,847	$13,776,239
Expenses
Advisory fees	126,907	1,488,013
Administration fees	3,118	3,051
Distribution and service plan fees:
Class A	40,871	392,027
Class C	29,801	606,470
Transfer and shareholder servicing agent fees:
Class A	11,935	151,971
Class C	2,417	64,767
Class Y	1,781	23,835
Class R6	—	1
Shareholder communications:
Class A	1,943	17,698
Class C	394	7,814
Class Y	289	3,816
Interest expense and fees on short-term floating rate notes issued	33,652	445,234
Borrowing fees	16,830	322,384
Interest expense on borrowings	7,232	148,830
Trustees’ compensation	1,338	5,886
Custodian fees and expenses	122	1,863
Other	6,359	154,665
Total expenses	284,989	3,838,325
Less waivers and reimbursements of expenses	—	(3,692)
Net expenses	284,989	3,834,633
Net Investment Income	710,858	9,941,606
Realized and Unrealized Gain/(Loss)
Net realized gain (loss) on investments transactions	12,913	(12,129,504)
Net change in unrealized appreciation/(depreciation) on investment transactions	3,734,232	26,566,793
Net Increase in Net Assets Resulting from Operations	$4,458,003	$24,378,895

See accompanying Notes to Financial Statements.

32          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018

Operations
Net investment income	$710,858	$9,941,606	$8,858,975
Net realized gain (loss)	12,913	(12,129,504)	(17,751,789)
Net change in unrealized appreciation/(depreciation)	3,734,232	26,566,793	17,551,210

Net increase in net assets resulting from operations	4,458,003	24,378,895	8,658,396

Dividends and/or Distributions to Shareholders[1]
Distributions to shareholders from distributable earnings:
Class A	(425,601)	(4,598,763)	(5,547,022)
Class B	—	—	(20,939)
Class C	(83,184)	(1,478,183)	(2,065,669)
Class Y	(70,382)	(780,744)	(914,187)
Class R6	(23)	(60)	—

Total distributions from distributable earnings	(579,190)	(6,857,750)	(8,547,817)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(788,324)	17,676,806	(45,576,678)
Class B	—	—	(1,609,917)
Class C	(169,508)	(37,356,560)	(26,229,722)
Class Y	239,393	4,762,512	(14,241,261)
Class R6	—	10,000	—

Total beneficial interest transactions	(718,439)	(14,907,242)	(87,657,578)

Net Assets
Total increase (decrease)	3,160,374	2,613,903	(87,546,999)
Beginning of period	258,927,158	256,313,255	343,860,254

End of period	$262,087,532	$258,927,158	$256,313,255

1. The Securities Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended July 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements.

33          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015

Per Share Operating Data
Net asset value, beginning of period	$9.85	$9.19	$9.02	$9.70	$9.34	$9.67
Income (loss) from investment operations:
Net investment income[1]	0.03	0.39	0.29	0.38	0.43	0.48
Net realized and unrealized gain (loss)	0.14	0.54	0.16	(0.66)	0.40	(0.31)
Total from investment operations	0.17	0.93	0.45	(0.28)	0.83	0.17
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.27)	(0.28)	(0.40)	(0.47)	(0.50)
Net asset value, end of period	$10.00	$9.85	$9.19	$9.02	$9.70	$9.34

Total Return, at Net Asset Value[2]	1.75%	10.29%	5.22%	(3.01)%	9.25%	1.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$193,800	$191,704	$162,955	$207,958	$257,608	$263,873
Average net assets (in thousands)	$193,113	$160,411	$170,793	$231,289	$260,521	$301,779
Ratios to average net assets:[3]
Net investment income	3.28%	4.08%	3.36%	4.05%	4.55%	4.89%
Expenses excluding specific expenses listed below	0.96%	1.01%	1.07%	0.90%	0.87%	0.87%
Interest and fees from borrowings	0.11%	0.19%	0.19%	0.13%	0.22%	0.23%
Interest and fees on short-term floating rate notes issued[4]	0.15%	0.17%	0.04%	0.06%	0.04%	0.07%
Total expenses	1.22%	1.37%	1.30%	1.09%	1.13%	1.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.22%	1.36%	1.30%	1.09%	1.13%	1.17%
Portfolio turnover rate[5]	0%	17%	23%	9%	11%	7%

34          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

35          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015

Per Share Operating Data
Net asset value, beginning of period	$9.87	$9.20	$9.04	$9.71	$9.35	$9.68
Income (loss) from investment operations:
Net investment income[1]	0.02	0.32	0.24	0.31	0.36	0.40
Net realized and unrealized gain (loss)	0.14	0.56	0.15	(0.64)	0.40	(0.30)
Total from investment operations	0.16	0.88	0.39	(0.33)	0.76	0.10
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.21)	(0.23)	(0.34)	(0.40)	(0.43)
Net asset value, end of period	$10.01	$9.87	$9.20	$9.04	$9.71	$9.35

Total Return, at Net Asset Value[2]	1.74%	9.66%	4.41%	(3.70)%	8.54%	0.87%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,194	$38,798	$71,388	$97,517	$124,488	$131,468
Average net assets (in thousands)	$39,114	$67,327	$79,705	$112,466	$125,656	$142,243
Ratios to average net assets:[3]
Net investment income	2.63%	3.42%	2.70%	3.36%	3.80%	4.06%
Expenses excluding specific expenses listed below	1.61%	1.66%	1.73%	1.62%	1.61%	1.62%
Interest and fees from borrowings	0.11%	0.19%	0.19%	0.13%	0.22%	0.23%
Interest and fees on short-term floating rate notes issued[4]	0.15%	0.17%	0.04%	0.06%	0.04%	0.07%
Total expenses	1.87%	2.02%	1.96%	1.81%	1.87%	1.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%	2.02%[5]	1.96%	1.81%	1.87%	1.92%
Portfolio turnover rate[6]	0%	17%	23%	9%	11%	7%

36          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

37          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015

Per Share Operating Data
Net asset value, beginning of period	$9.87	$9.20	$9.04	$9.71	$9.35	$9.68
Income (loss) from investment operations:
Net investment income[1]	0.03	0.41	0.32	0.38	0.44	0.49
Net realized and unrealized gain (loss)	0.14	0.55	0.14	(0.63)	0.40	(0.30)
Total from investment operations	0.17	0.96	0.46	(0.25)	0.84	0.19
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.29)	(0.30)	(0.42)	(0.48)	(0.52)
Net asset value, end of period	$10.01	$9.87	$9.20	$9.04	$9.71	$9.35

Total Return, at Net Asset Value[2]	1.77%	10.65%	5.35%	(2.83)%	9.51%	1.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,083	$28,415	$21,970	$36,708	$28,817	$23,579
Average net assets (in thousands)	$28,839	$25,202	$26,034	$32,570	$23,906	$25,005
Ratios to average net assets:[3]
Net investment income	3.53%	4.32%	3.61%	4.10%	4.66%	5.02%
Expenses excluding specific expenses listed below	0.71%	0.77%	0.83%	0.73%	0.71%	0.72%
Interest and fees from borrowings	0.11%	0.19%	0.19%	0.13%	0.22%	0.23%
Interest and fees on short-term floating rate notes issued[4]	0.15%	0.17%	0.04%	0.06%	0.04%	0.07%
Total expenses	0.97%	1.13%	1.06%	0.92%	0.97%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	1.13%	1.06%	0.92%	0.97%	1.02%
Portfolio turnover rate[5]	0%	17%	23%	9%	11%	7%

38          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

39          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class R6	One Month Ended August 31, 2019 (Unaudited)	Period Ended July 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$9.85	$9.74
Income (loss) from investment operations:
Net investment income[2]	0.03	0.08
Net realized and unrealized gain	0.15	0.08
Total from investment operations	0.18	0.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.05)
Net asset value, end of period	$10.00	$9.85

Total Return, at Net Asset Value[3]	1.75%	1.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$10
Average net assets (in thousands)	$10	$10
Ratios to average net assets:[4]
Net investment income	3.62%	4.46%
Expenses excluding specific expenses listed below	0.62%	0.71%
Interest and fees from borrowings	0.11%	0.19%
Interest and fees on short-term floating rate notes issued[5]	0.15%	0.17%

Total expenses	0.88%	1.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.99%
Portfolio turnover rate[6]	0%	17%

40          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. For the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

41          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2019 (Unaudited) and July 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Rochester New Jersey Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Rochester New Jersey Municipal Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R6 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek tax-free income.

Effective August 31, 2019, the Fund changed its fiscal year end from July 31 to February 28.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y, and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

42          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are

43          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principals generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table for the fiscal year ended July 31, 2019 represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

44          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$8,331,358	$—	$150,779,412	$3,288,502

1. At July 31, 2019, the Fund had $150,779,412 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

2. During the reporting period ended July 31, 2019, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2019	Year Ended July 31, 2018
Distributions paid from:
Exempt-interest dividends	$6,743,465	$8,341,469
Ordinary income	114,285	206,348
Total	$6,857,750	$8,547,817

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

	One Month Ended August 31, 2019 (Unaudited)		Year Ended July 31, 2019
Federal tax cost of securities	$262,552,697	[1]	$254,533,655	[2]

Gross unrealized appreciation	$20,598,246		$18,449,832
Gross unrealized depreciation	(14,480,100)		(15,161,330)
Net unrealized appreciation	$6,118,146		$3,288,502

45          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. The Federal tax cost of securities does not include cost of $15,194,505, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 1J.

2. The Federal tax cost of securities does not include cost of $19,857,299, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 1J.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

 Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

J.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”)

46          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Payable for short-term floating rate notes issued” on the Statement of Assets and Liabilities. The

47          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of “Interest expense and fees on short-term floating rate notes issued” on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of

48          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

such securities.

K.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For year ended July 31, 2019 and one month period ended August 31, 2019 (Unaudited), the effective annualized advisory fees incurred by the Fund was 0.59% and 0.57%, respectively.

From August 1, 2018 until the date of the Reorganization, the Acquired Fund paid $1,209,422 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with

49          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.97%, 1.62%, 0.73% and 0.63%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended July 31, 2019, the Adviser reimbursed fund expenses of $3,421, $270 and $1 for Class A, Class C and Class R6, respectively. During the one-month period ended August 31, 2019 (Unaudited), the Adviser did not waive fees and/or reimburse the Fund.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2019 and one-month period ended August 31, 2019 (Unaudited), expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended July 31, 2019 and the one-month period ended August 31, 2019 (Unaudited), expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average

50          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

daily net assets of Class A shares. The Fund pursuant to the Class C, pays IDI compensation at the annual rate of 0.90% of the average daily net assets of Class C. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor,

Inc. For the year ended July 31, 2019 and the one-month period ended August 31, 2019 (Unaudited), expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2019, IDI advised the Fund that IDI retained $3,048 in front-end sales commissions from the sale of Class A shares and $44 from Class C shares, for CDSC imposed on redemptions by shareholders. During the one-month period ended August 31, 2019 (Unaudited), IDI advised the Fund that IDI retained $822 in front-end sales commissions from the sale of Class A shares and $58 from Class C shares, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $12,978 in front–end sales commissions from the sale of Class A shares and $15 and $766 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may

51          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of July 31, 2019 and August 31, 2019 (Unaudited), all of the securities in this Fund were valued based on Level 2 inputs The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 4 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the one month period ended August 31, 2019 (Unaudited), the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$1,429
Payments Made to Retired Trustees	—
Accumulated Liability as of August 31, 2019	26,268

During the fiscal year ended July 31, 2019, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	2,924
Accumulated Liability as of July 31, 2019	24,839

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the

52          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 5 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 6 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the one-month period ended August 31, 2019 (Unaudited) was $2,671,814 and $190,913, respectively. The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during year ended July 31, 2019 was $47,594,854 and $62,478,445, respectively.

Note 7 - Share Information

Transactions in shares of beneficial interest were as follows:

	One Month Ended August 31, 2019 (Unaudited)[1]		Year Ended July 31, 2019[2]		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	91,784	$913,564	4,714,727	$45,818,878	1,247,452	$10,931,851
Dividends and/or distributions reinvested	39,999	399,988	403,248	3,823,677	544,997	4,746,712
Redeemed	(211,235)	(2,101,876)	(3,394,413)	(31,965,749)	(7,103,366)	(61,255,241)

Net increase (decrease)	(79,452)	$(788,324)	1,723,562	$17,676,806	(5,310,917)	$(45,576,678)

53          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

	One Month Ended August 31, 2019 (Unaudited)[1]		Year Ended July 31, 2019[2]		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class B
Sold	—	$—	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—	2,409	20,887
Redeemed[3]	—	—	—	—	(187,602)	(1,630,804)
Net decrease	—	$—	—	$—	(185,193)	$(1,609,917)

Class C
Sold	37,671	$376,356	596,803	$5,648,750	403,037	$3,471,733
Dividends and/or distributions reinvested	8,209	82,169	143,539	1,360,030	216,093	1,882,421
Redeemed	(62,881)	(628,033)	(4,567,086)	(44,365,340)	(3,652,882)	(31,583,876)
Net decrease	(17,001)	$(169,508)	(3,826,744)	$(37,356,560)	(3,033,752)	$(26,229,722)

Class Y
Sold	31,813	$321,927	1,464,606	$13,864,517	808,666	$7,129,287
Dividends and/or distributions reinvested	7,535	70,382	79,490	754,862	97,328	848,879
Redeemed	(15,354)	(152,916)	(1,051,885)	(9,856,867)	(2,581,033)	(22,219,427)
Net increase (decrease)	23,994	$239,393	492,211	$4,762,512	(1,675,039)	$(14,241,261)

Class R6[4]
Sold	—	$—	1,027	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—
Net increase	—	$—	1,027	$10,000	—	$—

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 46% (Unaudited) of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3. All outstanding Class B shares converted to Class A shares on June 1, 2018.

4. Commencement date after the close of business on May 24, 2019.

54          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Note 8 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act, a fund generally may not borrow money greater than 33 1/3 of the Fund’s total assets.

The Acquired Fund had entered into a Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enabled the Fund to participate with certain other Funds in a committed secured borrowing facility that permitted borrowing up to $2.5 billion, collectively, by certain Funds. This revolving credit agreement was secured by the assets of the Fund and terminated on May 24, 2019. In connection with this agreement, for the period August 1, 2018 to May 24, 2019, the Fund incurred fees of $346,012. The average daily balance borrowings under this agreement was $6,764,310 with a weighted average interest rate of 2.44%.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the period August 1, 2019 to August 31, 2019 (Unaudited) and May 24, 2019 to July 31, 2019, the Fund incurred fees of $ 24,062 and $45,083, respectively. The average daily balance of borrowings under this agreement is $3,703,226 with a weighted average interest rate of 2.28% for the one month period ended August 31, 2019 (Unaudited) and $2,677,941 with a weighted average interest rate of 2.44% for the period ended July 31, 2019. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the one-month ended August 31, 2019 (Unaudited) were $19,280,000 and 2.06%, respectively. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended July 31, 2019 were $19,280,000 and 2.31%, respectively.

Note 9 - Reverse Repurchase Agreements

Prior to the reorganization, the Acquired Fund engaged in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement.

The Acquired Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enabled it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permitted aggregate outstanding reverse repurchase agreements of up to $750 million,

55          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

collectively. Interest was charged to the Acquired Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Acquired Fund was also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Acquired Fund retained the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions were considered secured borrowings for financial reporting purposes. The Acquired Fund also received the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Acquired Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Acquired Fund’s average net assets on an annualized basis for the period ended July 31, 2019.

The securities subject to reverse repurchase agreements under the Facility were valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund had the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period. This Facility terminated on May 24, 2019.

56          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Oppenheimer Rochester® New Jersey Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Rochester® New Jersey Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations and the statement of changes in net assets for the year ended July 31, 2019, including the related notes, and the financial highlights for each of the periods ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations, changes in its net assets for the year ended July 31, 2019 and the financial highlights for each of the periods ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Rochester® New Jersey Municipal Fund (formerly known as Oppenheimer Rochester® New Jersey Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were

57          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, TX

October 14, 2019

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

58          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

59          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 98.33% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

60          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Rochester® New Jersey Municipal Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

61          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

62          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the

63          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be

64          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

65          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-PORT. The most recent list of portfolio holdings is available at invesco. com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

66          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Rochester® New Jersey Municipal Fund was held on May 17, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Rochester® New Jersey Municipal Fund into Invesco Oppenheimer Rochester® New Jersey Municipal Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	10,253,895	588,953	2,802,907	0

67          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified.

Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			240	None

Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	240	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

68          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

69          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

70          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	240

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	240	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown [3] – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	240

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry	240	None

3 Mss. Brown and Krentzman and Messrs. Motley, Vandivort and Vaughn were appointed as Trustees of the Trust effective June 10, 2019.

71          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Jack M. Fields (Continued)		company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	240

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	240	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman [3] – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the

			240

Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

72          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Elizabeth Krentzman (Continued)		Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	240	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	240	None

Joel W. Motley [3] – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			240

Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	240	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

73          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	240	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	240	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	240	None

Daniel S. Vandivort [3] –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	240	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn [3] – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	240

Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee and Vice Chair	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios);	240	ISO New England, Inc. (non-profit organization managing regional electricity market)

74          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Christopher L. Wilson (Continued)

Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

75          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco

			N/A	N/A

76          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary, Jemstep, Inc.

Formerly: Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.;

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.;

			N/A	N/A

77          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)

Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and

			N/A	N/A

78          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)		General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

79          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer –Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

80          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza,

Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street,

Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the

Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza,

Suite 1000

Houston, TX

77046-1173

Transfer Agent

Invesco Investment

Services, Inc.

11 Greenway Plaza,

Suite 1000

Houston, TX

77046-1173

Auditors

PricewaterhouseCoopers

LLP

1000 Louisiana Street,

Suite 5800

Houston, TX 77002-5021

Custodian

Citibank, N.A.

111 Wall Street

New York, NY 10005

81          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

82          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

83          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

84          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

●	Request that we amend, rectify, delete or update the personal data we hold about you;

●	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

85          INVESCO OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses

∎	Quarterly statements

∎	Daily confirmations

∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-RONJM-AR-1	09272019

Shareholder Report
For the One Month Ended 8/31/2019
Annual Report 7/31/2019

Invesco

Oppenheimer

Rochester®

Pennsylvania

Municipal Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Rochester Pennsylvania Municipal Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Month	2.13%	-2.24%	1.58%
1-Year	11.36	6.63	8.72
5-Year	6.45	5.53	3.85
10-Year	7.15	6.69	4.62
AVERAGE ANNUAL TOTAL RETURNS AT 7/31/19
	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Year	11.32%	6.60%	7.31%
5-Year	6.54	5.62	3.77
10-Year	7.52	7.05	4.63

3          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund as they have different expenses. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes and sales charges. Fund literature is available at invesco.com.

4          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Performance Discussion

Performance summary

For the fiscal year ended July 31, 2019, the Class A shares of Invesco Oppenheimer Rochester Pennsylvania Municipal Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Barclays Municipal Bond Index, the Fund’s benchmark. Please note that the fiscal year-end for the Fund has changed from July 31 to February 28. The below is a discussion of the Fund’s performance as of its last fiscal year ended July 31, 2019.

Market conditions and your Fund

Pennsylvania benefits from a highly diversified economy that tends to track the national economy, but with less volatility. During periods of national economic contraction, Pennsylvania may outperform the US in real gross state product, real personal income and employment. Pennsylvania’s economic performance is largely dependent on job growth.1 Pennsylvania’s population grew an estimated 0.8% between 2010 and 2018, to 12.8 million, lagging the country as a whole, which grew by 6.0%.2 Pennsylvania’s unemployment rate stood at 3.8% in June 2019 (latest available) versus 3.7% for the US.3

Pennsylvania is expected to add jobs at an average annual rate of 0.7% over the next several years. The Commonwealth continues to improve its overall financial condition; including raising several taxes as part of its fiscal 2018-19 budget. In addition to the enactment of recurring revenue streams, the government is also working to shrink its long-term cost drivers.1 As of the close of the reporting period, the state’s general obligation bonds were rated A+ by Standard & Poor’s (S&P); AA- by Fitch Ratings; and Aa3 by Moody’s. All three agencies have assigned stable outlooks.4

The broad municipal bond market experienced positive returns for the fifth consecutive year in 2018, and performance remained strong throughout this fiscal year. Investment grade municipals returned 7.31% and high yield municipals returned 8.08% during the fiscal year.5 Performance has been particularly strong the first seven months of 2019 with investment grade municipals returning 5.94% and high yield municipals returning 7.33%.5

The fiscal year was characterized by supportive technical conditions (supply and demand balances) as new issuance of municipal bonds underwhelmed, totaling $342 billion — down nearly 18% from the previous fiscal year.6 Flows into the municipal bond asset class were positive for the last 30 weeks of the fiscal year.7 Consistent positive flow pattern, coupled with continued limited supply, resulted in strong performance across

5          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

the municipal market. Fund flows totaled $54.2 billion from August 2018 through July 2019.8

The high yield municipal bond market outperformed the investment grade bond segment, led by improved price discovery on Puerto Rico bonds as a result of developments in the commonwealth’s debt restructuring and strong performance of high yield general obligation securities.

Municipal bonds withstood considerable headwinds during the fiscal year, including interest rate movements that had the 10-year US Treasury yield breaching 2.00% in July 2019. Additionally, the US government shutdown, which occurred midway through the fiscal year and lasted 35 days, along with ongoing US-China trade negotiations and Brexit developments created a challenging market environment. Both investment grade municipals and high yield municipals posted negative returns for the months of September and October 2018: Worsening market conditions exposed the municipal bond market to more sensitivity relating to a sell-off in US Treasuries in September. Despite these challenges, the municipal market continued to perform positively this fiscal year as technical conditions provided tailwinds.

Investors’ concerns about the future of interest rates, meanwhile, created increased demand for Treasuries and high-grade municipal bonds alike, and yields continued to fall at all maturities as high yield securities rallied. The yield curve for 30-year, AAA-rated municipal bonds continued to flatten as trade tensions between the US and China increased worries about inflationary pressures.

During the fiscal year, the US Federal Reserve (the Fed) raised the federal funds rate two times (in September and December 2018) before lowering it in July 2019.9 The two rate hikes, the eighth and ninth since December 2008, were anticipated and reflected increased confidence in the US economy amid low unemployment, relatively stable inflation and overall robust economic growth. This expansionary monetary policy significantly flattened the US Treasury yield curve with a slight inversion on the short end occurring in December 2018.

However, the Fed’s dovish stance at the beginning of calendar year 2019 took the market by surprise, leading economists to change their predictions from two interest rate increases in 2019, to just one. Amid political pressure and despite favorable growth and labor trends, the Fed ultimately reversed course and lowered the Fed Funds rate in July, citing uncertainty about the global economic outlook. The Treasury curve was inverted at fiscal year-end with investors preferring 2- to 7-year paper over shorter and longer maturities. Economists were mixed as to whether this particular inversion, the first since mid-2007, portends a recession.

Earlier in the fiscal year, as anticipated, US midterm election results had a positive impact on municipal securities as perceived threats to municipal tax exemptions, further tax reform

6          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

and changes to the Affordable Care Act were greatly reduced. News of a possible ban on flavored e-cigarettes and menthol cigarettes made headlines, which caused a short-lived decline in the valuations of below-investment-grade tobacco settlement bonds. Meanwhile, year-end demand for yield and coupon payments caused the asset class to end 2018 on a strong note. Investors affected by the $10,000 cap on state and local tax (SALT) deductions poured a record $18.9 billion into municipal bond funds in the first 8 weeks of calendar year 2019, the most over that period in at least 13 years.8

At the close of the fiscal year, we believed municipal fundamentals remained strong and viewed the ongoing impact of the Tax Cut and Jobs Act of 2018 as a potential market factor. As a result, demand for municipal bond investments could remain strong as retail investors continue to seek tax-exempt income.

Over the fiscal year, security selection in the general obligation (G.O.), education, and sales tax revenue sectors, the Fund’s third largest, largest and tenth largest sectors, respectively, significantly contributed to the Fund’s performance. Sales tax revenue bonds issued by the Commonwealth of Puerto Rico (COFINAs) represented 90% of the Fund’s assets in that sector at fiscal year-end. The Fund’s holdings in the Special Tax, sales tax revenue, and municipal leases sectors produced the strongest single-sector returns this fiscal year. In aggregate, the Fund’s diverse holdings in securities issued in Puerto Rico provided a much larger contribution to the Fund’s total return than any single sector. None of the sectors in which the Fund was invested produced a negative return this fiscal year, and none detracted from the Fund’s performance. Pre-refunded bonds and the resource recovery sector, among others, were underperformers relative to the Bloomberg Barclays Municipal Bond Index.

During the fiscal year, leverage contributed to the Fund’s performance. The Fund achieved a leveraged position through the use of inverse floating rate securities and tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and

7          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments. Investors are reminded that the Fund is not and will not be managed based on predictions of interest rate changes.

Oppenheimer Rochester Pennsylvania Municipal Fund (the predecessor fund) was renamed Invesco Oppenheimer Rochester Pennsylvania Municipal Fund after the close of business on May 24, 2019, when Invesco’s acquisition of OppenheimerFunds was finalized. Prior to the commencement of the Fund’s operations, Charlie Pulire managed the predecessor fund since 2010. Effective June 21, 2019, the portfolio management team of this fund was changed to Mr. Pulire (lead manager) and Mark Paris.

Thank you for investing in Invesco Oppenheimer Rochester Pennsylvania Municipal Fund and for sharing our long-term investment horizon.

1 Source: Commonwealth of Pennsylvania

2 Source: US Census Bureau

3 Source: Bureau of Labor Statistics

4 Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

5 Sources: Bloomberg Barclays Municipal Bond Index, High Yield Municipal Bond Index

6 Source: The Bond Buyer

7 Source: Lipper

8 Source: Strategic Insight

9 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Education	13.3%
Higher Education	13.2
General Obligation	8.9
Tobacco Master Settlement Agreement	8.0
U.S. Government Obligations	7.8
Hospital/Healthcare	7.2
Highways/Commuter Facilities	6.2
Water Utilities	5.3
Adult Living Facilities	3.9
Marine/Aviation Facilities	3.6

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Adviser- Rated	Total
AAA	0.0%	4.4%	4.4%
AA	17.5	0.0	17.5
A	34.9	0.0	34.9
BBB	16.0	2.6	18.6
BB or lower	12.5	12.1	24.6
Total	80.9%	19.1%	100.0%

The percentages above are based on the market value of the securities as of August 31, 2019 and are subject to change. Invesco Advisers, Inc. (the Adviser) determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco, converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A, and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

9          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TOP TEN CATEGORIES

Education	13.8%
Higher Education	13.6
General Obligation	9.3
U.S. Government Obligations	8.2
Tobacco Master Settlement Agreement	7.9
Hospital/Healthcare	7.3
Highways/Commuter Facilities	6.3
Adult Living Facilities	3.7
Marine/Aviation Facilities	3.7
Sales Tax Revenue	3.4

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2019 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Adviser- Rated	Total
AAA	0.0%	4.2%	4.2%
AA	18.1	0.0	18.1
A	33.1	0.0	33.1
BBB	16.5	2.5	19.0
BB or lower	13.5	12.1	25.6
Total	81.2%	18.8%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2019 and are subject to change. Invesco Advisers, Inc. (the Adviser) determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco, converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A, and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

For more current Fund holdings, please visit invesco.com.

10          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/19
	Inception					Since
	Date	1-Month	1-Year	5-Year	10-Year	Inception
Class A (OPATX)	9/18/89	2.13%	11.36%	6.45%	7.15%	5.82%
Class C (OPACX)	8/29/95	2.08	10.57	5.68	6.37	5.11
Class Y (OPAYX)	11/29/10	2.15	11.52	6.65	N/A	6.36
Class R6 (IORPX)[1]	5/24/19	2.16	11.31	6.44	7.15	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/19
	Inception					Since
	Date	1-Month	1-Year	5-Year	10-Year	Inception
Class A (OPATX)	9/18/89	-2.24%	6.63%	5.53%	6.69%	5.66%
Class C (OPACX)	8/29/95	1.08	9.57	5.68	6.37	5.11
Class Y (OPAYX)	11/29/10	2.15	11.52	6.65	N/A	6.36
Class R6 (IORPX)[1]	5/24/19	2.16	11.31	6.44	7.15	N/A

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/19
	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (OPATX)	9/18/89	11.32%	6.54%	7.52%	5.76%
Class C (OPACX)	8/29/95	10.52	5.77	6.72	5.04
Class Y (OPAYX)	11/29/10	11.58	6.74	N/A	6.16
Class R6 (IORPX)[1]	5/24/19	11.24	6.53	7.51	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/19
	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (OPATX)	9/18/89	6.60%	5.62%	7.05%	5.61%
Class C (OPACX)	8/29/95	9.52	5.77	6.72	5.04
Class Y (OPAYX)	11/29/10	11.58	6.74	N/A	6.16
Class R6 (IORPX)[1]	5/24/19	11.24	6.53	7.51	N/A

1. Class R6 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

11          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, and Class Y shares of the predecessor fund were reorganized into Class A, Class C, and Class Y shares, respectively, of the Fund. Class R6 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, which is an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the U.S. Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged, and an investment cannot be made into an index. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

12          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing in any of the Invesco funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting invesco.com, or calling 1.800.AIM.LINE (246-5463). Read prospectuses and summary prospectuses carefully before investing.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

13          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Actual	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During 6 Months Ended August 31, 2019[1,2]
Class A	$1,000.00	$1,090.10	$5.48
Class C	1,000.00	1,085.80	8.95
Class Y	1,000.00	1,091.40	4.21
Class R6	1,000.00	1,089.60	2.15

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.91	5.29
Class C	1,000.00	1,016.59	8.65
Class Y	1,000.00	1,021.11	4.07
Class R6	1,000.00	1,021.32	3.87

1. Actual expenses paid for Class A, C and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Actual expenses paid for Class R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 99/366 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2019 for Classes A, C and Y and for the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019 for Class R6 are as follows:

Class	Expense Ratios
Class A	1.04%
Class C	1.70
Class Y	0.80
Class R6	0.76

15          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During 6 Months Ended July 31, 2019[1,2]
Class A	$1,000.00	$1,084.50	$5.91
Class C	1,000.00	1,080.20	9.32
Class Y	1,000.00	1,084.70	4.71
Class R6	1,000.00	1,083.80	1.75

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.14	5.72
Class C	1,000.00	1,015.87	9.04
Class Y	1,000.00	1,020.28	4.57
Class R6	1,000.00	1,020.33	4.52

1. Actual expenses paid for Class A, C and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Actual expenses paid for Class R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 68/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2019 for Classes A, C and Y and for the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019 for Class R6 are as follows:

Class	Expense Ratios
Class A	1.14%
Class C	1.80
Class Y	0.91
Class R6	0.90

17          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS August 31, 2019 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—105.3%
Pennsylvania—83.9%
$30,000	Aliquippa, PA School District[1]	4.000%	12/01/2030	$30,064
1,750,000	Aliquippa, PA School District[1]	4.000	12/01/2041	1,949,185
11,500,000	Allegheny County, PA GO1	5.000	11/01/2041	13,724,445
4,960,000	Allegheny County, PA GO1	5.000	11/01/2043	6,164,685
12,500,000	Allegheny County, PA HDA (Allegheny Health Network)[1]	5.000	04/01/2047	14,967,750
830,000	Allegheny County, PA HEBA (Carlow University)[1]	6.000	11/01/2021	876,281
1,125,000	Allegheny County, PA HEBA (Carlow University)[1]	6.750	11/01/2031	1,258,380
1,000,000	Allegheny County, PA HEBA (Chatham University)[1]	5.000	09/01/2035	1,071,280
615,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.000	10/15/2037	709,821
1,500,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.000	10/15/2047	1,706,100
2,250,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.500	10/15/2030	2,337,322
3,650,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.750	10/15/2040	3,788,663
195,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	05/01/2028	228,339
1,200,000	Allegheny County, PA IDA (Propel Charter School-East)[1]	6.375	08/15/2035	1,241,976
700,000	Allegheny County, PA IDA (Propel Charter School-Montour)[1]	6.750	08/15/2035	726,929
1,500,000	Allegheny County, PA IDA (Propel Charter School-Sunrise)[1]	6.000	07/15/2038	1,604,670
270,000	Allegheny County, PA IDA (School Facility Devel.)[1]	5.900	08/15/2026	279,863
9,085,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.600	07/01/2023	9,059,471
1,545,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)[1]	5.950	01/20/2043	1,556,294
1,200,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)[1]	6.100	01/20/2043	1,213,608
1,550,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)[1]	6.160	01/20/2043	1,567,933
1,250,000	Allentown, PA City School District[1]	5.000	06/01/2036	1,477,637
1,255,000	Allentown, PA City School District[1]	5.000	06/01/2037	1,479,871
4,000,000	Allentown, PA Neighborhood Improvement Zone[1]	5.375	05/01/2042	4,523,920
375,000	Berks County, PA IDA (Highlands at Wyomissing Healthcare Facilities)[1]	5.000	05/15/2037	437,685
500,000	Berks County, PA IDA (Highlands at Wyomissing Healthcare Facilities)[1]	5.000	05/15/2042	576,415
600,000	Berks County, PA IDA (Highlands at Wyomissing Healthcare Facilities)[1]	5.000	05/15/2047	687,378
13,400,000	Berks County, PA IDA (THlth/RHosp/BHospital/CHH/JH/PHospital/PottsH Obligated Group)[2]	5.000	11/01/2047	15,717,290
6,500,000	Berks County, PA Municipal Authority (Tower Health)[2]	5.500	11/01/2031	6,543,680

18          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$6,500,000	Berks County, PA Municipal Authority (Tower Health)[2]	5.500%	11/01/2031	$6,543,680
3,000,000	Bethlehem, PA Area School District[1]	5.000	08/01/2035	3,561,930
1,750,000	Bethlehem, PA GO1	6.500	12/01/2032	1,913,502
950,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	6.250	11/15/2041	1,055,687
2,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	7.000	11/15/2046	2,252,620
2,830,000	Cheltenham Township, PA GO1	4.000	07/01/2048	2,975,773
2,000,000	Chester County, PA H&EFA (Main Line Health System)[1]	5.000	10/01/2052	2,373,480
1,000,000	Chester County, PA IDA (West Chester University Student Hsg.)[1]	5.000	08/01/2035	1,093,350
1,000,000	Clairton, PA Municipal Authority[1]	5.000	12/01/2037	1,092,980
1,220,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2024	1,348,222
2,430,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2029	2,652,005
3,500,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2033	3,783,990
2,310,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2034	2,466,271
1,000,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2045	1,051,320
2,750,000	Cumberland County, PA Municipal Authority (Asbury)[1]	5.250	01/01/2041	2,851,447
1,565,000	Cumberland County, PA Municipal Authority (Messiah Lifeways)[1]	5.000	07/01/2031	1,738,684
3,210,000	Cumberland County, PA Municipal Authority (Messiah Lifeways)[1]	5.000	07/01/2035	3,530,133
905,000	Dallas, PA Area Municipal Authority (Misericordia University)[1]	5.000	05/01/2039	1,046,895
3,440,000	Dallas, PA Area Municipal Authority (Misericordia University)[1]	5.000	05/01/2048	3,925,281
5,225,000	Delaware County, PA Authority (Eastern University)[1]	5.250	10/01/2032	5,303,218
1,750,000	Delaware County, PA Authority (Elwyn/ElwynNJ/ElwynCA/Family Support Services Obligated Group)[1]	5.000	06/01/2037	1,971,497
60,000	Delaware County, PA Authority (MAS/MCMCSPA/ MHH/MHP/MHSSPA Obligated Group)[1]	5.375	11/15/2023	61,591
1,150,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2025	1,197,943
1,425,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2031	1,621,750
2,305,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2035	2,596,744
1,250,000	Delaware County, PA Authority (Neumann University)[1]	5.250	10/01/2031	1,291,038

19          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$1,980,000	Delaware County, PA IDA (Chester Fund for Education & the Arts)[1]	5.125%		06/01/2046	$2,124,877
1,000,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2030	1,094,930
820,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2030	933,439
1,250,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2035	1,353,525
1,060,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2035	1,190,242
7,840,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.000		05/01/2038	8,536,584
1,000,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.375		05/01/2030	1,023,500
2,565,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.500		05/01/2040	2,620,609
1,280,000	Erie, PA Water Authority[1]	5.000		12/01/2043	1,588,429
5,000,000	Erie, PA Water Authority[1]	5.000		12/01/2049	5,810,450
760,000	Fayette County, PA Redevel. Authority (Fayette Crossing)[1]	7.000		09/01/2019	760,000
370,000	Franklin County, PA IDA (Menno-Haven)[1,3]	5.000		12/01/2039	413,579
510,000	Franklin County, PA IDA (Menno-Haven)[1,3]	5.000		12/01/2049	563,637
1,000,000	Franklin County, PA IDA (Menno-Haven)[1,3]	5.000		12/01/2054	1,102,190
2,100,000	Lackawanna County, PA GO1	6.000		09/15/2032	2,103,150
15,000	Langhorne Manor Boro, PA Higher Education Authority (WR/WSF/WS Obligated Group)[1]	4.000		11/15/2033	15,020
2,747,774	Lehigh County, PA GPA (Kidspeace)[1]	0.000	[4]	02/01/2044	1,300,576
2,721,970	Lehigh County, PA GPA (Kidspeace)[5]	7.500		02/01/2044	708
4,764,260	Lehigh County, PA GPA (Kidspeace/KC/KNCONY/KCH/KMAKNC/KNCONM/IRSch Obligated Group)[1]	7.500		02/01/2044	4,804,423
5,000,000	Luzerne County, PA IDA[1]	7.750		12/15/2027	5,091,150
4,000,000	Montgomery County, PA HEHA (Thomas Jefferson University)[1]	5.000		09/01/2048	4,836,840
11,075,000	Montgomery County, PA IDA (ARLC/LVE/ATI/ASCS/AMS Obligated Group)[1]	5.000		11/15/2036	13,105,823
300,000	Montgomery County, PA IDA (Philadelphia Presbyterian Homes)[1]	6.500		12/01/2025	335,625
4,500,000	Northampton County, PA General Purpose Authority (Lafayette College)[1]	5.000		11/01/2047	5,460,840
2,860,000	Northampton County, PA General Purpose Authority (Moravian College)[1]	5.000		07/01/2031	3,097,866
2,250,000	Northampton County, PA General Purpose Authority (Moravian College)[1]	5.000		10/01/2036	2,599,650
7,785,000	Northampton County, PA General Purpose Authority (St. Luke’s University Health Network)[1]	4.000		08/15/2048	8,449,995
14,826,610	Northampton County, PA IDA (Northampton Generating)[6,7,8]	5.000		12/31/2023	4,447,983

20          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$3,585,109	Northampton County, PA IDA (Northampton Generating)[6,7,8]	5.000%	12/31/2023	$1,075,533
120,000	Octorara, PA Area School District[1]	4.250	06/01/2022	120,271
4,500,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2035	5,548,500
3,000,000	PA EDFA (Forum)[1]	5.000	03/01/2029	3,218,280
8,500,000	PA EDFA (PA Bridges Finco)[1]	5.000	06/30/2042	9,754,175
3,000,000	PA EDFA (Philadelphia Biosolids Facility)[1]	6.250	01/01/2032	3,039,360
17,715,000	PA Geisinger Authority Health System[2]	5.000	02/15/2045	20,982,675
535,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.000	11/01/2042	548,782
3,000,000	PA HEFA (Edinboro University Foundation)[1]	5.800	07/01/2030	3,116,430
3,500,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2043	3,641,575
1,300,000	PA HEFA (Gwynedd Mercy College)[1]	5.375	05/01/2042	1,399,008
750,000	PA HEFA (Indiana University Foundation)[1]	5.000	07/01/2041	832,013
2,650,000	PA HEFA (La Salle University)[1]	5.000	05/01/2029	2,896,079
30,000	PA HEFA (Pennsylvania State University)[1]	5.000	03/01/2022	30,088
1,400,000	PA HEFA (Shippensburg University Student Services)[1]	5.000	10/01/2035	1,565,984
3,000,000	PA HEFA (Shippensburg University)[1]	6.000	10/01/2031	3,303,330
7,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	7,743,610
1,750,000	PA HEFA (St. Francis University)[1]	6.000	11/01/2031	1,933,960
2,250,000	PA HEFA (St. Francis University)[1]	6.250	11/01/2041	2,498,490
1,000,000	PA HEFA (Ursinus College)[1]	5.000	01/01/2029	1,063,060
1,000,000	PA HEFA (Widener University)[1]	5.000	07/15/2038	1,106,930
5,000,000	PA Public School Building Authority (Harrisburg Area Community College)[1]	5.000	10/01/2031	5,250,250
3,500,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2027	3,808,945
4,410,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2028	4,793,450
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2029	3,256,470
250,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2030	270,905
4,780,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2032	5,164,216
1,000,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000	12/01/2029	1,192,440
3,750,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000	06/01/2027	4,620,600
8,795,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000	06/01/2032	10,566,929
4,800,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000	06/01/2036	5,677,584
200,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000	06/01/2036	252,242
500,000	PA Turnpike Commission[1]	5.000	12/01/2030	603,970
1,000,000	PA Turnpike Commission[1]	5.000	12/01/2031	1,203,860
2,000,000	PA Turnpike Commission[1]	5.000	12/01/2032	2,304,180

21          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$1,050,000	PA Turnpike Commission[1]	5.000%		12/01/2035	$1,298,924
6,000,000	PA Turnpike Commission[1]	5.000		12/01/2048	7,446,660
4,100,000	PA Turnpike Commission[1]	5.500	[4]	12/01/2034	4,323,901
900,000	PA Turnpike Commission[1]	5.500	[4]	12/01/2034	949,149
5,000,000	PA Turnpike Commission[1]	5.500		12/01/2042	6,116,350
2,820,000	PA Turnpike Commission[1]	6.000	[4]	12/01/2034	2,991,343
610,000	PA Turnpike Commission[1]	6.000	[4]	12/01/2034	647,064
570,000	PA Turnpike Commission[1]	6.000	[4]	12/01/2034	604,633
10,000,000	PA Turnpike Commission[1]	6.375	[4]	12/01/2038	13,242,200
2,000,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	5.625		01/01/2032	2,188,560
1,835,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	6.500		01/01/2041	1,965,707
1,430,000	Pennsylvania State University[1]	5.000		09/01/2041	1,735,262
2,500,000	Pennsylvania State University[1]	5.000		09/01/2047	3,067,750
18,700,000	Philadelphia, PA Airport, Series B1	5.000		07/01/2047	22,195,404
2,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[8]	6.125		03/15/2043	2,500,000
450,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	5.875		04/01/2032	464,427
500,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	6.250		04/01/2042	515,145
1,000,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	5.750		11/15/2030	1,027,280
500,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	6.375		11/15/2040	514,600
2,040,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.375		06/15/2030	2,086,512
4,000,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.625		06/15/2042	4,084,520
1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)[1]	6.250		05/01/2033	1,528,660
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)[1]	6.750		06/15/2033	2,237,180
3,090,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)[1]	7.000		06/15/2043	3,444,145
13,365,000	Philadelphia, PA Authority for Industrial Devel. (TJU/TJUHS/TJUH/JUP/AHlth/AHlthF/ AMH/LHosp/AriaH/AHSys Obligated Group)[1]	5.000		09/01/2047	15,753,726
4,165,000	Philadelphia, PA Authority for Industrial Devel. (University Plaza Associates)[1]	5.000		12/01/2058	4,691,914
2,730,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Presbyterian Homes Germantown)[1]	5.625		07/01/2035	2,733,795
3,620,000	Philadelphia, PA Gas Works[1]	5.000		08/01/2047	4,308,633
3,500,000	Philadelphia, PA GO1	5.000		08/01/2035	4,316,725
6,260,000	Philadelphia, PA GO1	6.500		08/01/2041	6,563,422
250,000	Philadelphia, PA Hsg. Authority[1]	5.000		12/01/2021	250,810
1,300,000	Philadelphia, PA Hsg. Authority[1]	5.000		05/01/2039	1,532,362
2,415,000	Philadelphia, PA Hsg. Authority[1]	5.000		05/01/2042	2,831,660

22          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$3,335,000	Philadelphia, PA Hsg. Authority (PHA Headquarters)[1]	5.000%		05/01/2047	$3,883,407
25,000	Philadelphia, PA Parking Authority, Series A1	5.250		02/15/2029	25,081
20,000	Philadelphia, PA School District[1]	4.375		06/01/2034	20,050
10,000,000	Philadelphia, PA School District[1]	5.000		09/01/2028	12,129,900
10,000,000	Philadelphia, PA School District[1]	5.000		09/01/2029	12,083,000
1,000,000	Philadelphia, PA School District[1]	5.000		09/01/2032	1,195,080
1,895,000	Philadelphia, PA Water & Wastewater[1]	5.000		10/01/2052	2,282,755
7,000,000	Philadelphia, PA Water & Wastewater[1]	5.000		10/01/2053	8,586,200
15,665,000	Philadelphia, PA Water & Wastewater?[1]	5.000		11/01/2049	19,672,264
2,640,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)[1]	6.130		01/20/2043	2,666,954
4,000,000	Pottsville, PA Hospital Authority (LVHN/LVlyH/LVHM/SRehC/SRMC/NPHC/SMCSJS/PMCtr/PHSys Obligated Group)[1]	5.000		07/01/2041	4,706,440
900,000	Reading, PA Hsg. Auth (Goggle Works Apartments)[1]	5.625		06/01/2042	925,407
2,895,000	Reading, PA Hsg. Auth (Goggle Works Apartments)[1]	5.875		06/01/2052	2,979,968
1,500,000	Reading, PA School District[1]	5.000		03/01/2037	1,797,690
1,500,000	Reading, PA School District[1]	5.000		03/01/2038	1,787,520
820,000	Scranton, PA School District[1]	5.000		12/01/2034	1,003,819
750,000	Scranton, PA School District[1]	5.000		12/01/2035	915,630
1,350,000	Susquehanna, PA Area Regional Airport Authority[1]	5.000		01/01/2038	1,578,515
2,000,000	Westmoreland County, PA Municipal Authority[1]	5.000		08/15/2038	2,342,820
2,600,000	Wilkes-Barre, PA Area School District[1]	5.000		08/01/2034	3,130,972
2,125,000	Wilkes-Barre, PA Area School District[1]	5.000		08/01/2036	2,546,451
110,000	York County, PA IDA (York Water)[1]	4.750		10/01/2036	110,163
					584,486,289

U.S. Possessions—21.4%
700,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	717,584
185,000	Guam Power Authority, Series A1	5.000		10/01/2023	205,849
235,000	Guam Power Authority, Series A1	5.000		10/01/2024	261,395
420,000	Guam Power Authority, Series A1	5.000		10/01/2030	464,600
470,000	Northern Mariana Islands Commonwealth, Series A1	5.000		10/01/2022	470,353
1,065,000	Northern Mariana Islands Ports Authority, Series A1	6.250		03/15/2028	1,029,599
795,000	Northern Mariana Islands Ports Authority, Series A1	6.600		03/15/2028	799,595
3,000,000	Puerto Rico Aqueduct & Sewer Authority	5.125		07/01/2037	3,142,500
810,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	852,525
1,460,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	1,551,250
1,005,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	1,070,325
1,700,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[4]	07/01/2024	1,823,250
17,000,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	17,290,700
53,320,000	Puerto Rico Children’s Trust Fund (TASC)	7.153	[9]	05/15/2050	7,497,325

23          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$526,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.622%[9]		05/15/2057	$26,719,875
2,185,000	Puerto Rico Commonwealth GO5	5.000		07/01/2029	1,592,319
7,405,000	Puerto Rico Commonwealth GO, AGC[1]	5.125		07/01/2030	7,603,972
9,000,000	Puerto Rico Commonwealth GO5	5.750		07/01/2036	6,232,500
120,000	Puerto Rico Commonwealth GO5	5.750		07/01/2038	85,800
3,000,000	Puerto Rico Commonwealth GO5	5.750		07/01/2041	2,077,500
15,000	Puerto Rico Commonwealth GO, NPFGC[1]	6.000		07/01/2027	15,330
790,000	Puerto Rico Commonwealth GO5	6.000		07/01/2028	547,075
1,250,000	Puerto Rico Commonwealth GO5	6.000		07/01/2039	915,625
9,745,000	Puerto Rico Commonwealth GO5	6.000		07/01/2039	6,967,675
1,000,000	Puerto Rico Commonwealth GO5	6.500		07/01/2037	737,500
1,435,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2024	1,151,588
6,000,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000		07/01/2025	6,058,560
1,450,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2032	1,160,000
2,445,000	Puerto Rico Electric Power Authority, Series XX5	5.250		07/01/2040	1,962,113
1,000,000	Puerto Rico Highway & Transportation Authority[5]	5.300		07/01/2035	862,500
10,000	Puerto Rico Highway & Transportation Authority, Series A5	5.000		07/01/2038	3,875
965,000	Puerto Rico Highway & Transportation Authority, Series D, AGC[1]	5.000		07/01/2032	984,541
325,000	Puerto Rico Highway & Transportation Authority, Series H5	5.000		07/01/2028	125,938
270,000	Puerto Rico Infrastructure[5]	5.000		07/01/2041	64,125
1,400,000	Puerto Rico Infrastructure (Mepsi Campus)[5]	6.500		10/01/2037	283,500
1,250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	1,238,688
125,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	125,480
185,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	185,463
1,265,000	Puerto Rico Public Buildings Authority[5]	6.000		07/01/2019	1,083,156
2,070,000	Puerto Rico Public Buildings Authority[5]	6.000		07/01/2041	1,749,150
1,500,000	Puerto Rico Public Buildings Authority[5]	6.500		07/01/2030	1,288,125
1,000,000	Puerto Rico Public Buildings Authority[5]	6.750		07/01/2036	863,750
3,000,000	Puerto Rico Public Buildings Authority[5]	10.000		07/01/2034	2,681,250
1,000,000	Puerto Rico Public Buildings Authority, AMBAC	10.000	[10]	07/01/2035	1,064,000
1,015,000	Puerto Rico Public Buildings Authority, Series D5	5.250		07/01/2036	846,256
5,725,000	Puerto Rico Public Finance Corp., Series B5	5.500		08/01/2031	343,500
716,000	Puerto Rico Sales Tax Financing Corp., Series A	4.839	[9]	07/01/2031	485,405
5,940,000	Puerto Rico Sales Tax Financing Corp., Series A	5.091	[9]	07/01/2033	3,674,128
298,000	Puerto Rico Sales Tax Financing Corp., Series A-1	3.973	[9]	07/01/2024	260,008
569,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.259	[9]	07/01/2027	450,244
590,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	4.500		07/01/2034	631,571
298,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	4.550		07/01/2040	307,593
555,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.560	[9]	07/01/2029	408,252
2,190,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	4.750		07/01/2053	2,250,904
5,537,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	5.000		07/01/2058	5,787,051
7,662,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.894	[9]	07/01/2046	2,057,553
6,242,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.951	[9]	07/01/2051	1,213,070
3,033,000	Puerto Rico Sales Tax Financing Corp., Series A-2[1]	4.329		07/01/2040	3,089,869
91,000	Puerto Rico Sales Tax Financing Corp., Series A-2[1]	4.536		07/01/2053	92,476

24          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$1,216,000	Puerto Rico Sales Tax Financing Corp., Series A-2?[1]	4.784%		07/01/2058	$1,250,960
3,235,000	University of Puerto Rico, Series P	5.000		06/01/2030	3,218,825
1,300,000	University of Puerto Rico, Series Q	5.000		06/01/2030	1,293,500
2,500,000	V.I. Public Finance Authority, Series C	5.000		10/01/2039	2,381,250
2,195,000	V.I. Tobacco Settlement Financing Corp.	6.497	[9]	05/15/2035	719,872
4,150,000	V.I. Tobacco Settlement Financing Corp.	6.872	[9]	05/15/2035	1,241,058
7,000,000	V.I. Tobacco Settlement Financing Corp.	7.622	[9]	05/15/2035	2,093,350
1,255,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	1,257,535
					148,962,053

Total Investments, at Value (Cost $707,752,075)—105.3%					733,448,342
Net Other Assets (Liabilities)—(5.3)					(36,720,961)
Net Assets—100.0%					$696,727,381

Footnotes to Schedule of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

6. Interest or dividend is paid-in-kind, when applicable.

7. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

8. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Notes.

9. Zero coupon bond reflects effective yield on the original acquisition date.

10. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

To simplify the listings of securities, abbreviations are used per the table below:

AGC	Assured Guaranty Corp.
AHlth	Abington Health
AHlthF	Abington Health Foundation
AHSys	Aria Health System
AMBAC	AMBAC Indemnity Corp.
AMH	Abington Memorial Hospital
AMS	ACTS Management Services, Inc.
AriaH	Aria Health

25          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

ARLC	ACTS Retirement-Life Communities, Inc.
ASCS	ACTS Signature Community Services, Inc.
ATI	Azalea Trace, Inc.
BHospital	Brandywine Hospital
CHH	Chestnut Hill Hospital
EDFA	Economic Devel. Finance Authority
ElwynCA	Elwyn California
ElwynNJ	Elwyn New Jersey
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
HDA	Hospital Devel. Authority
HEBA	Higher Education Building Authority
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
IDA	Industrial Devel. Agency
IRSch	Iron Range School
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JH	Jennersville Hospital
JUP	Jefferson University Physicians
KC	Kidspeace Corporation
KCH	Kidspeace Childrens Hospital
KMAKNC	Kidspeace Mesabi Academy
KNCONM	Kidspeace National Centers of North America
KNCONY	Kidspeace National Centers of New York
LHosp	Landsdale Hospital
LVE	Lanier Village Estates, Inc.
LVHM	Lehigh Valley Hospital-Muhlenberg
LVHN	Lehigh Valley Health Network
LVlyH	Lehigh Valley Hospital
MAS	Mercy Adult Services
MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
MHH	Mercy Haverford Foundation
MHP	Mercy Health Plan
MHSSPA	Mercy Health System of Southeastern Pennsylvania
NPFGC	National Public Finance Guarantee Corp.
NPHC	Northeastern Pennsylvania Health Corp.
PHospital	Phoenixville Hospital
PHSys	Pocono Health System
PMCtr	Pocono Medical Center
PottsH	Pottstown Hospital
RHosp	Reading Hospital
SMCSJS	Schuylkill Medical Center South Jackson Street
SRehC	Simpson Retirement Communities
SRMC	Schuylkill Regional Medical Center
TASC	Tobacco Settlement Asset-Backed Bonds
THlth	Tower Health
TJU	Thomas Jefferson University
TJUH	Thomas Jefferson University Hospital
TJUHS	TJUH System

26          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

V.I.	United States Virgin Islands
WR	Woods Resources
WS	Woods Services
WSF	Woods Services Foundation

See accompanying Notes to Financial Statements.

27          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS July 31, 2019

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—103.2%
Pennsylvania—81.9%
$30,000	Aliquippa, PA School District	4.000%	12/01/2030	$30,064
1,750,000	Aliquippa, PA School District	4.000	12/01/2041	1,896,632
11,500,000	Allegheny County, PA GO	5.000	11/01/2041	13,432,230
4,960,000	Allegheny County, PA GO	5.000	11/01/2043	6,001,848
12,500,000	Allegheny County, PA HDA (Allegheny Health Network)	5.000	04/01/2047	14,550,000
35,000	Allegheny County, PA HDA (UPMC Health System)	5.375	08/15/2029	35,054
160,000	Allegheny County, PA HDA (UPMC Health System)	5.500	08/15/2034	160,254
830,000	Allegheny County, PA HEBA (Carlow University)	6.000	11/01/2021	879,460
1,125,000	Allegheny County, PA HEBA (Carlow University)	6.750	11/01/2031	1,262,194
1,000,000	Allegheny County, PA HEBA (Chatham University)	5.000	09/01/2035	1,060,220
615,000	Allegheny County, PA HEBA (Robert Morris University)	5.000	10/15/2037	686,291
1,500,000	Allegheny County, PA HEBA (Robert Morris University)	5.000	10/15/2047	1,647,930
2,250,000	Allegheny County, PA HEBA (Robert Morris University)	5.500	10/15/2030	2,330,752
3,650,000	Allegheny County, PA HEBA (Robert Morris University)	5.750	10/15/2040	3,776,764
195,000	Allegheny County, PA HEBA (Robert Morris University)	6.000	05/01/2028	224,162
1,200,000	Allegheny County, PA IDA (Propel Charter School-East)	6.375	08/15/2035	1,232,436
700,000	Allegheny County, PA IDA (Propel Charter School-Montour)[1]	6.750	08/15/2035	721,567
1,500,000	Allegheny County, PA IDA (Propel Charter School-Sunrise)	6.000	07/15/2038	1,591,200
630,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)	5.000	09/01/2021	631,575
1,225,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)	5.100	09/01/2026	1,227,548
430,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)	5.125	09/01/2031	430,555
270,000	Allegheny County, PA IDA (School Facility Devel.)[1]	5.900	08/15/2026	277,943
9,085,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)	5.600	07/01/2023	8,981,068
1,545,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)	5.950	01/20/2043	1,558,194
1,200,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)	6.100	01/20/2043	1,214,724
1,550,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)	6.160	01/20/2043	1,569,096
1,250,000	Allentown, PA City School District	5.000	06/01/2036	1,449,662
1,255,000	Allentown, PA City School District	5.000	06/01/2037	1,451,144
4,000,000	Allentown, PA Neighborhood Improvement Zone	5.375	05/01/2042	4,420,960

28          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$375,000	Berks County, PA IDA (Highlands at Wyomissing Healthcare Facilities)	5.000%	05/15/2037	$427,995
500,000	Berks County, PA IDA (Highlands at Wyomissing Healthcare Facilities)	5.000	05/15/2042	563,150
600,000	Berks County, PA IDA (Highlands at Wyomissing Healthcare Facilities)	5.000	05/15/2047	672,054
13,400,000	Berks County, PA IDA (THlth/RHosp/BHospital/CHH/JH/PHospital/PottsH Obligated Group)[2]	5.000	11/01/2047	15,399,963
6,500,000	Berks County, PA Municipal Authority (Tower Health)[2]	5.500	11/01/2031	6,567,649
6,500,000	Berks County, PA Municipal Authority (Tower Health)[2]	5.500	11/01/2031	6,567,649
3,000,000	Bethlehem, PA Area School District	5.000	08/01/2035	3,504,690
1,750,000	Bethlehem, PA GO	6.500	12/01/2032	1,920,082
950,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)	6.250	11/15/2041	1,058,528
2,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)	7.000	11/15/2046	2,259,800
2,830,000	Cheltenham Township, PA GO	4.000	07/01/2048	2,940,511
2,000,000	Chester County, PA H&EFA (Main Line Health System)	5.000	10/01/2052	2,318,980
1,000,000	Chester County, PA IDA (West Chester University Student Hsg.)	5.000	08/01/2035	1,071,690
1,000,000	Clairton, PA Municipal Authority	5.000	12/01/2037	1,080,450
1,220,000	Clarion County, PA IDA (Clarion University Foundation)	5.000	07/01/2024	1,324,286
2,430,000	Clarion County, PA IDA (Clarion University Foundation)	5.000	07/01/2029	2,599,978
3,500,000	Clarion County, PA IDA (Clarion University Foundation)	5.000	07/01/2033	3,704,225
2,310,000	Clarion County, PA IDA (Clarion University Foundation)	5.000	07/01/2034	2,439,475
1,000,000	Clarion County, PA IDA (Clarion University Foundation)	5.000	07/01/2045	1,039,650
2,750,000	Cumberland County, PA Municipal Authority (Asbury)	5.250	01/01/2041	2,839,127
1,565,000	Cumberland County, PA Municipal Authority (Messiah Lifeways)	5.000	07/01/2031	1,718,401
3,210,000	Cumberland County, PA Municipal Authority (Messiah Lifeways)	5.000	07/01/2035	3,488,596
905,000	Dallas, PA Area Municipal Authority (Misericordia University)	5.000	05/01/2039	1,024,234
3,440,000	Dallas, PA Area Municipal Authority (Misericordia University)	5.000	05/01/2048	3,838,765
5,225,000	Delaware County, PA Authority (Eastern University)	5.250	10/01/2032	5,262,411
1,750,000	Delaware County, PA Authority (Elwyn/ElwynNJ/ElwynCA/Family Support Services Obligated Group)	5.000	06/01/2037	1,937,792

29          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$60,000	Delaware County, PA Authority (MAS/MCMCSPA/MHH/MHP/MHSSPA Obligated Group)	5.375%		11/15/2023	$61,775
1,150,000	Delaware County, PA Authority (Neumann University)	5.000		10/01/2025	1,199,450
1,425,000	Delaware County, PA Authority (Neumann University)	5.000		10/01/2031	1,598,095
2,305,000	Delaware County, PA Authority (Neumann University)	5.000		10/01/2035	2,552,188
1,250,000	Delaware County, PA Authority (Neumann University)	5.250		10/01/2031	1,289,912
1,980,000	Delaware County, PA IDA (Chester Fund for Education & the Arts)	5.125		06/01/2046	2,092,484
820,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000		07/01/2030	906,371
1,000,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000		07/01/2030	1,073,700
1,060,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000		07/01/2035	1,154,287
1,250,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000		07/01/2035	1,325,975
7,840,000	Erie, PA Higher Education Building Authority (Gannon University)	5.000		05/01/2038	8,445,170
1,000,000	Erie, PA Higher Education Building Authority (Gannon University)	5.375		05/01/2030	1,024,500
2,565,000	Erie, PA Higher Education Building Authority (Gannon University)	5.500		05/01/2040	2,620,814
1,280,000	Erie, PA Water Authority	5.000		12/01/2043	1,546,150
5,000,000	Erie, PA Water Authority	5.000		12/01/2049	5,724,200
760,000	Fayette County, PA Redevel. Authority (Fayette Crossing)	7.000		09/01/2019	760,942
2,100,000	Lackawanna County, PA GO	6.000		09/15/2032	2,112,264
15,000	Langhorne Manor Boro, PA Higher Education Authority (WR/WSF/WS Obligated Group)	4.000		11/15/2033	15,018
2,747,774	Lehigh County, PA GPA (Kidspeace)	0.000	[3]	02/01/2044	1,273,154
2,721,970	Lehigh County, PA GPA (Kidspeace)[4]	7.500		02/01/2044	680
4,764,260	Lehigh County, PA GPA (Kidspeace/KC/KNCONY/KCH/KMAKNC/KNCONM/IRSch Obligated Group)	7.500		02/01/2044	4,790,130
5,000,000	Luzerne County, PA IDA	7.750		12/15/2027	5,119,650
4,000,000	Montgomery County, PA HEHA (Thomas Jefferson University)	5.000		09/01/2048	4,698,080
11,075,000	Montgomery County, PA IDA (ARLC/LVE/ATI/ASCS/AMS Obligated Group)	5.000		11/15/2036	12,837,586
300,000	Montgomery County, PA IDA (Philadelphia Presbyterian Homes)	6.500		12/01/2025	336,576
4,500,000	Northampton County, PA General Purpose Authority (Lafayette College)	5.000		11/01/2047	5,334,345
2,860,000	Northampton County, PA General Purpose Authority (Moravian College)	5.000		07/01/2031	3,079,591

30          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$2,250,000	Northampton County, PA General Purpose Authority (Moravian College)	5.000%	10/01/2036	$2,547,022
7,785,000	Northampton County, PA General Purpose Authority (St. Luke’s University Health Network)	4.000	08/15/2048	8,227,733
14,826,610	Northampton County, PA IDA (Northampton Generating)[5,6,7]	5.000	12/31/2023	4,447,983
3,585,109	Northampton County, PA IDA (Northampton Generating)[5,6,7]	5.000	12/31/2023	1,075,533
120,000	Octorara, PA Area School District	4.250	06/01/2022	120,298
4,500,000	PA Commonwealth Financing Authority	5.000	06/01/2035	5,421,870
3,000,000	PA EDFA (Forum)	5.000	03/01/2029	3,205,200
8,500,000	PA EDFA (PA Bridges Finco)	5.000	06/30/2042	9,553,830
3,000,000	PA EDFA (Philadelphia Biosolids Facility)	6.250	01/01/2032	3,046,290
17,715,000	PA Geisinger Authority Health System[2]	5.000	02/15/2045	20,542,917
535,000	PA HEFA (Delaware Valley College of Science & Agriculture)	5.000	11/01/2042	544,577
3,000,000	PA HEFA (Edinboro University Foundation)	5.800	07/01/2030	3,124,740
3,500,000	PA HEFA (Edinboro University Foundation)	6.000	07/01/2043	3,651,865
1,300,000	PA HEFA (Gwynedd Mercy College)	5.375	05/01/2042	1,388,712
750,000	PA HEFA (Indiana University Foundation)	5.000	07/01/2041	830,910
2,650,000	PA HEFA (La Salle University)	5.000	05/01/2029	2,862,212
10,000	PA HEFA (Pennsylvania State System of Higher Education)	4.375	06/15/2025	10,025
30,000	PA HEFA (Pennsylvania State University)	5.000	03/01/2022	30,097
1,400,000	PA HEFA (Shippensburg University Student Services)	5.000	10/01/2035	1,565,578
3,000,000	PA HEFA (Shippensburg University)	6.000	10/01/2031	3,308,670
7,000,000	PA HEFA (Shippensburg University)	6.250	10/01/2043	7,757,470
1,750,000	PA HEFA (St. Francis University)	6.000	11/01/2031	1,936,900
2,250,000	PA HEFA (St. Francis University)	6.250	11/01/2041	2,502,720
1,000,000	PA HEFA (Ursinus College)	5.000	01/01/2029	1,059,820
1,000,000	PA HEFA (Widener University)	5.000	07/15/2038	1,090,820
5,000,000	PA Public School Building Authority (Harrisburg Area Community College)	5.000	10/01/2031	5,238,500
3,500,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2027	3,796,485
4,410,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2028	4,776,515
3,000,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2029	3,243,420
250,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2030	269,678
4,780,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2032	5,136,827
1,000,000	PA Southcentral General Authority (Hanover Hospital)	5.000	12/01/2029	1,176,790
3,750,000	PA State Public School Building Authority (Philadelphia School District)	5.000	06/01/2027	4,560,938

31          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$8,795,000	PA State Public School Building Authority (Philadelphia School District)	5.000%		06/01/2032	$10,381,002
4,800,000	PA State Public School Building Authority (Philadelphia School District)	5.000		06/01/2036	5,562,096
200,000	PA State Public School Building Authority (Philadelphia School District)	5.000		06/01/2036	249,676
500,000	PA Turnpike Commission	5.000		12/01/2030	593,280
1,000,000	PA Turnpike Commission	5.000		12/01/2031	1,181,720
2,000,000	PA Turnpike Commission	5.000		12/01/2032	2,273,260
1,050,000	PA Turnpike Commission	5.000		12/01/2035	1,265,240
6,000,000	PA Turnpike Commission	5.000		12/01/2048	7,128,960
4,100,000	PA Turnpike Commission	5.500	[3]	12/01/2034	4,337,021
900,000	PA Turnpike Commission	5.500	[3]	12/01/2034	952,029
5,000,000	PA Turnpike Commission	5.500		12/01/2042	5,988,000
2,820,000	PA Turnpike Commission	6.000	[3]	12/01/2034	3,001,580
610,000	PA Turnpike Commission	6.000	[3]	12/01/2034	649,278
570,000	PA Turnpike Commission	6.000	[3]	12/01/2034	606,702
10,000,000	PA Turnpike Commission	6.375	[3]	12/01/2038	12,944,800
2,000,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)	5.625		01/01/2032	2,193,120
1,835,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)	6.500		01/01/2041	1,973,084
1,430,000	Pennsylvania State University	5.000		09/01/2041	1,699,369
2,500,000	Pennsylvania State University	5.000		09/01/2047	2,995,975
18,700,000	Philadelphia, PA Airport, Series B	5.000		07/01/2047	21,697,423
2,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[7]	6.125		03/15/2043	2,500,000
450,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)	5.875		04/01/2032	461,700
500,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)	6.250		04/01/2042	512,110
1,000,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)	5.750		11/15/2030	1,025,710
500,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)	6.375		11/15/2040	513,880
2,040,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)	5.375		06/15/2030	2,085,451
4,000,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)	5.625		06/15/2042	4,072,320
1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)	6.250		05/01/2033	1,511,932
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	6.750		06/15/2033	2,220,980
3,090,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	7.000		06/15/2043	3,419,085
13,365,000	Philadelphia, PA Authority for Industrial Devel. (TJU/TJUHS/TJUH/JUP/AHlth/AHlthF/AMH/ LHosp/AriaH/AHSys Obligated Group)	5.000		09/01/2047	15,503,133

32          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$4,165,000	Philadelphia, PA Authority for Industrial Devel. (University Plaza Associates)	5.000%	12/01/2058	$4,593,370
2,730,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Presbyterian Homes Germantown)	5.625	07/01/2035	2,733,658
3,620,000	Philadelphia, PA Gas Works	5.000	08/01/2047	4,211,110
3,500,000	Philadelphia, PA GO	5.000	08/01/2035	4,209,800
6,260,000	Philadelphia, PA GO	6.500	08/01/2041	6,589,839
250,000	Philadelphia, PA Hsg. Authority	5.000	12/01/2021	250,893
1,300,000	Philadelphia, PA Hsg. Authority	5.000	05/01/2039	1,497,808
2,415,000	Philadelphia, PA Hsg. Authority	5.000	05/01/2042	2,767,059
3,335,000	Philadelphia, PA Hsg. Authority (PHA Headquarters)	5.000	05/01/2047	3,797,565
25,000	Philadelphia, PA Parking Authority, Series A	5.250	02/15/2029	25,090
20,000	Philadelphia, PA School District	4.375	06/01/2034	20,050
10,000,000	Philadelphia, PA School District	5.000	09/01/2028	11,967,800
10,000,000	Philadelphia, PA School District	5.000	09/01/2029	11,907,100
1,000,000	Philadelphia, PA School District	5.000	09/01/2032	1,174,530
1,895,000	Philadelphia, PA Water & Wastewater	5.000	10/01/2052	2,218,325
7,000,000	Philadelphia, PA Water & Wastewater	5.000	10/01/2053	8,317,470
2,640,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)	6.130	01/20/2043	2,668,829
4,000,000	Pottsville, PA Hospital Authority (LVHN/LVlyH/LVHM/SRehC/SRMC/NPHC/SMCSJS/PMCtr/ PHSys Obligated Group)	5.000	07/01/2041	4,603,680
900,000	Reading, PA Hsg. Auth (Goggle Works Apartments)	5.625	06/01/2042	922,734
2,895,000	Reading, PA Hsg. Auth (Goggle Works Apartments)	5.875	06/01/2052	2,972,152
1,500,000	Reading, PA School District	5.000	03/01/2037	1,759,320
1,500,000	Reading, PA School District	5.000	03/01/2038	1,748,745
820,000	Scranton, PA School District	5.000	12/01/2034	981,778
750,000	Scranton, PA School District	5.000	12/01/2035	894,953
1,350,000	Susquehanna, PA Area Regional Airport Authority	5.000	01/01/2038	1,539,608
2,000,000	Westmoreland County, PA Municipal Authority	5.000	08/15/2038	2,302,080
2,600,000	Wilkes-Barre, PA Area School District	5.000	08/01/2034	3,069,404
2,125,000	Wilkes-Barre, PA Area School District	5.000	08/01/2036	2,493,496
110,000	York County, PA IDA (York Water)	4.750	10/01/2036	110,150
				557,176,002
U.S. Possessions—21.3%
700,000	Guam Hsg. Corp. (Single Family Mtg.)	5.750	09/01/2031	716,443
185,000	Guam Power Authority, Series A	5.000	10/01/2023	205,994
235,000	Guam Power Authority, Series A	5.000	10/01/2024	261,308
420,000	Guam Power Authority, Series A	5.000	10/01/2030	461,857
470,000	Northern Mariana Islands Commonwealth, Series A	5.000	10/01/2022	470,352
1,065,000	Northern Mariana Islands Ports Authority, Series A	6.250	03/15/2028	1,029,599

33          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$795,000	Northern Mariana Islands Ports Authority, Series A	6.600%		03/15/2028	$799,595
3,000,000	Puerto Rico Aqueduct & Sewer Authority	5.125		07/01/2037	3,030,000
810,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	824,175
1,460,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	1,500,150
1,005,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	1,035,150
1,700,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[3]	07/01/2024	1,776,500
17,000,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	17,320,790
53,320,000	Puerto Rico Children’s Trust Fund (TASC)	7.153	[8]	05/15/2050	7,440,806
526,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.622	[8]	05/15/2057	24,055,785
2,185,000	Puerto Rico Commonwealth GO4	5.000		07/01/2029	1,622,362
7,405,000	Puerto Rico Commonwealth GO, AGC	5.125		07/01/2030	7,627,446
9,000,000	Puerto Rico Commonwealth GO4	5.750		07/01/2036	6,513,750
120,000	Puerto Rico Commonwealth GO4	5.750		07/01/2038	89,100
3,000,000	Puerto Rico Commonwealth GO4	5.750		07/01/2041	2,171,250
15,000	Puerto Rico Commonwealth GO, NPFGC	6.000		07/01/2027	15,369
790,000	Puerto Rico Commonwealth GO4	6.000		07/01/2028	571,762
1,250,000	Puerto Rico Commonwealth GO4	6.000		07/01/2039	932,812
9,745,000	Puerto Rico Commonwealth GO4	6.000		07/01/2039	7,211,300
1,000,000	Puerto Rico Commonwealth GO4	6.500		07/01/2037	746,250
1,435,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250		07/01/2024	1,094,188
6,000,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000		07/01/2025	6,065,340
1,450,000	Puerto Rico Electric Power Authority, Series TT4	5.000		07/01/2032	1,102,000
2,445,000	Puerto Rico Electric Power Authority, Series XX4	5.250		07/01/2040	1,864,313
725,000	Puerto Rico Electric Power Authority, Series ZZ4	5.000		07/01/2022	551,000
1,000,000	Puerto Rico Highway & Transportation Authority[4]	5.300		07/01/2035	822,500
10,000	Puerto Rico Highway & Transportation Authority, Series A4	5.000		07/01/2038	3,525
965,000	Puerto Rico Highway & Transportation Authority, Series D, AGC	5.000		07/01/2032	986,828
325,000	Puerto Rico Highway & Transportation Authority, Series H4	5.000		07/01/2028	114,563
270,000	Puerto Rico Infrastructure[4]	5.000		07/01/2041	61,425
1,400,000	Puerto Rico Infrastructure (Mepsi Campus)[4]	6.500		10/01/2037	283,500
1,250,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		03/01/2036	1,238,688
125,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	125,480
185,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	185,463
1,265,000	Puerto Rico Public Buildings Authority[4]	6.000		07/01/2019	1,087,900
2,070,000	Puerto Rico Public Buildings Authority[4]	6.000		07/01/2041	1,749,150
1,500,000	Puerto Rico Public Buildings Authority[4]	6.500		07/01/2030	1,293,750
1,000,000	Puerto Rico Public Buildings Authority[4]	6.750		07/01/2036	867,500
3,000,000	Puerto Rico Public Buildings Authority[4]	10.000		07/01/2034	2,692,500
1,000,000	Puerto Rico Public Buildings Authority, AMBAC	10.000	[9]	07/01/2035	1,063,110
1,015,000	Puerto Rico Public Buildings Authority, Series D4	5.250		07/01/2036	850,063
5,725,000	Puerto Rico Public Finance Corp., Series B4	5.500		08/01/2031	343,500
716,000	Puerto Rico Sales Tax Financing Corp., Series A	4.839	[8]	07/01/2031	451,087
5,940,000	Puerto Rico Sales Tax Financing Corp., Series A	5.091	[8]	07/01/2033	3,339,349
298,000	Puerto Rico Sales Tax Financing Corp., Series A-1	3.973	[8]	07/01/2024	255,624

34          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$569,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.259%[8]		07/01/2027	$437,561
590,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.500		07/01/2034	610,261
298,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.550		07/01/2040	298,924
555,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.560	[8]	07/01/2029	390,837
2,190,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.750		07/01/2053	2,146,857
5,537,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.000		07/01/2058	5,550,566
7,662,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.894	[8]	07/01/2046	1,769,922
6,242,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.951	[8]	07/01/2051	1,064,011
3,033,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.550		07/01/2040	2,919,323
91,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.750		07/01/2053	85,655
1,216,000	Puerto Rico Sales Tax Financing Corp., Series A-2	5.000		07/01/2058	1,168,880
3,235,000	University of Puerto Rico, Series P	5.000		06/01/2030	3,146,038
1,300,000	University of Puerto Rico, Series Q	5.000		06/01/2030	1,264,250
2,500,000	V.I. Public Finance Authority, Series C	5.000		10/01/2039	2,381,249
2,195,000	V.I. Tobacco Settlement Financing Corp.	6.497	[8]	05/15/2035	686,530
4,150,000	V.I. Tobacco Settlement Financing Corp.	6.872	[8]	05/15/2035	1,183,082
7,000,000	V.I. Tobacco Settlement Financing Corp.	7.622	[8]	05/15/2035	1,995,560
1,255,000	V.I. Tobacco Settlement Financing Corp. (TASC)	5.000		05/15/2031	1,257,560
					145,279,317

Total Investments, at Value (Cost $689,427,520)—103.2%					702,455,319
Net Other Assets (Liabilities)—(3.2)					(21,768,182)
Net Assets—100.0%					$680,687,137

Footnotes to Schedule of Investments

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

5. Interest or dividend is paid-in-kind, when applicable.

6. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

7. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

8. Zero coupon bond reflects effective yield on the original acquisition date.

9. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

To simplify the listings of securities, abbreviations are used per the table below:

AGC	Assured Guaranty Corp.
AHlth	Abington Health

35          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

AHlthF	Abington Health Foundation
AHSys	Aria Health System
AMH	Abington Memorial Hospital
AMS	ACTS Management Services, Inc.
AriaH	Aria Health
ARLC	ACTS Retirement-Life Communities, Inc.
ASCS	ACTS Signature Community Services, Inc.
ATI	Azalea Trace, Inc.
BHospital	Brandywine Hospital
CHH	Chestnut Hill Hospital
EDFA	Economic Devel. Finance Authority
ElwynCA	Elwyn California
ElwynNJ	Elwyn New Jersey
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
HDA	Hospital Devel. Authority
HEBA	Higher Education Building Authority
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
IDA	Industrial Devel. Agency
IRSch	Iron Range School
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JH	Jennersville Hospital
JUP	Jefferson University Physicians
KC	Kidspeace Corporation
KCH	Kidspeace Childrens Hospital
KMAKNC	Kidspeace Mesabi Academy
KNCONM	Kidspeace National Centers of North America
KNCONY	Kidspeace National Centers of New York
LHosp	Landsdale Hospital
LVE	Lanier Village Estates, Inc.
LVHM	Lehigh Valley Hospital-Muhlenberg
LVHN	Lehigh Valley Health Network
LVlyH	Lehigh Valley Hospital
MAS	Mercy Adult Services
MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
MHH	Mercy Haverford Foundation
MHP	Mercy Health Plan
MHSSPA	Mercy Health System of Southeastern Pennsylvania
NPFGC	National Public Finance Guarantee Corp.
NPHC	Northeastern Pennsylvania Health Corp.
PHospital	Phoenixville Hospital
PHSys	Pocono Health System
PMCtr	Pocono Medical Center
PottsH	Pottstown Hospital
RHosp	Reading Hospital
RR	Residential Resources
RRDC	Residential Resources Devel. Corp.
RRSW	Residential Resources Southwest

36          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

SMCSJS	Schuylkill Medical Center South Jackson Street
SRehC	Simpson Retirement Communities
SRMC	Schuylkill Regional Medical Center
TASC	Tobacco Settlement Asset-Backed Bonds
THlth	Tower Health
TJU	Thomas Jefferson University
TJUH	Thomas Jefferson University Hospital
TJUHS	TJUH System
UPMC	University of Pittsburgh Medical Center
V.I.	United States Virgin Islands
WR	Woods Resources
WS	Woods Services
WSF	Woods Services Foundation

See accompanying Notes to Financial Statements.

37          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES

	August 31, 2019 (Unaudited)	July 31, 2019
Assets
Investments, at value (cost $707,752,075 (Unaudited) and $689,427,520)—see accompanying schedule of investments	$733,448,342	$702,455,319
Cash	445,869	4,378,121
Receivables and other assets:
Interest	8,098,636	7,257,457
Investments sold	2,295,103	130,000
Shares of beneficial interest sold	881,201	977,696
Other	227,117	254,075
Total assets	745,396,268	715,452,668

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued	32,855,000	32,855,000
Payable for borrowings	12,700,000	—
Investments purchased	2,070,435	—
Dividends	265,575	419,441
Shares of beneficial interest redeemed	249,402	703,868
Distribution and service plan fees	192,375	191,807
Trustees’ compensation	113,009	109,539
Transfer and shareholder servicing agent fees	95,631	79,581
Advisory fees	19,317	330,177
Interest expense on borrowings	16,221	602
Shareholder communications	13,053	9,750
Administration fees	536	23
Other	78,333	65,743
Total liabilities	48,668,887	34,765,531

Net Assets	$696,727,381	$680,687,137

Composition of Net Assets
Shares of beneficial interest	$786,425,528	$783,278,853
Total accumulated loss	(89,698,147)	(102,591,716)
Net Assets	$696,727,381	$680,687,137

38        INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

	August 31, 2019 (Unaudited)	July 31, 2019
Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $509,944,496 and 44,739,572 at August 31, 2019 (Unaudited) and $498,742,834 and 44,585,225 at July 31, 2019)	$11.40	$11.19

Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$11.91	$11.69
Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding of $112,667,003 and 9,914,395 at August 31, 2019 (Unaudited) and $110,165,617 and 9,877,730 at July 31, 2019)	$11.36	$11.15

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $74,080,098 and 6,495,481 at August 31, 2019 (Unaudited) and $71,768,565 and 6,411,926 at July 31, 2019)	$11.40	$11.19

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $35,784 and 3,142 at August 31, 2019 (Unaudited) and $10,121 and 905 at July 31, 2019)	$11.39	$11.18

See accompanying Notes to Financial Statements.

39        INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT

OF OPERATIONS

	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019
Investment Income
Interest	$2,282,215	$35,366,915
Expenses
Advisory fees	297,082	3,389,151
Administration fees	8,248	8,013
Distribution and service plan fees:
Class A	103,379	1,033,301
Class C	85,459	1,401,089
Transfer and shareholder servicing agent fees:
Class A	30,365	404,651
Class C	6,742	148,707
Class Y	4,384	55,671
Class R6	1	1
Shareholder communications:
Class A	2,418	21,776
Class C	536	9,334
Class Y	349	3,608
Interest expense and fees on short-term floating rate notes issued	51,027	840,654
Borrowing fees	39,613	640,372
Interest expense on borrowings	16,221	300,138
Trustees’ compensation	1,593	11,037
Custodian fees and expenses	305	4,919
Other	8,290	263,960
Total expenses	656,012	8,536,382

Net Investment Income	1,626,203	26,830,533
Realized and Unrealized Gain/(Loss)
Net realized gain (loss) on investment transactions (includes net gains from securities sold to affiliates of $0 (Unaudited) and $1,050, respectively)	278,770	(34,584,554)
Net change in unrealized appreciation/(depreciation) on investment transactions	12,668,468	76,354,420
Net Increase in Net Assets Resulting from Operations	$14,573,441	$68,600,399

See accompanying Notes to Financial Statements.

40          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$1,626,203	$26,830,533	$26,072,945
Net realized gain (loss)	278,770	(34,584,554)	(39,669,100)
Net change in unrealized appreciation/(depreciation)	12,668,468	76,354,420	31,315,112
Net increase in net assets resulting from operations	14,573,441	68,600,399	17,718,957

Dividends and/or Distributions to Shareholders[1]
Distributions to shareholders from distributable earnings:
Class A	(1,263,599)	(14,650,196)	(18,501,626)
Class B	—	—	(37,707)
Class C	(218,887)	(4,303,794)	(6,124,203)
Class Y	(197,300)	(2,165,871)	(2,018,635)
Class R6	(86)	(68)	—
Total distributions from distributable earnings	(1,679,872)	(21,119,929)	(26,682,171)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	1,761,821	44,220,407	(71,558,257)
Class B	—	—	(2,593,497)
Class C	411,393	(63,117,124)	(35,340,354)
Class Y	948,375	17,376,645	(3,952,301)
Class R6	25,086	10,000	—
Total beneficial interest transactions	3,146,675	(1,510,072)	(113,444,409)

Net Assets
Total increase (decrease)	16,040,244	45,970,398	(122,407,623)
Beginning of period	680,687,137	634,716,739	757,124,362
End of period	$696,727,381	$680,687,137	$634,716,739

1. The Securities Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended July 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements.

41          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$11.19	$10.40	$10.44	$10.67	$10.49	$10.38
Income (loss) from investment operations:
Net investment income[1]	0.03	0.46	0.41	0.47	0.59	0.63
Net realized and unrealized gain (loss)	0.21	0.69	(0.03)	(0.16)	0.20	0.09
Total from investment operations	0.24	1.15	0.38	0.31	0.79	0.72
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.36)	(0.42)	(0.54)	(0.61)	(0.61)
Net asset value, end of period	$11.40	$11.19	$10.40	$10.44	$10.67	$10.49

Total Return, at Net Asset Value[2]	2.13%	11.32%	3.84%	2.96%	7.84%	6.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$509,944	$498,743	$423,210	$500,340	$526,247	$552,146
Average net assets (in thousands)	$505,407	$428,934	$443,594	$509,600	$537,284	$589,000
Ratios to average net assets:[3]
Net investment income	2.86%	4.30%	4.09%	4.50%	5.59%	5.93%
Expenses excluding specific expenses listed below	0.85%	0.91%	0.97%	0.83%	0.80%	0.77%
Interest and fees from borrowings	0.10%	0.15%	0.18%	0.11%	0.11%	0.11%
Interest and fees on short-term floating rate notes issued[4]	0.09%	0.13%	0.03%	0.06%	0.06%	0.07%
Total expenses	1.04%	1.19%	1.18%	1.00%	0.97%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	1.19%	1.18%	1.00%	0.97%	0.95%
Portfolio turnover rate[5]	2%	21%	13%	20%	6%	12%

42          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

43        INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$11.15	$10.37	$10.42	$10.64	$10.47	$10.36
Income (loss) from investment operations:
Net investment income[1]	0.02	0.39	0.34	0.40	0.51	0.55
Net realized and unrealized gain (loss)	0.21	0.68	(0.04)	(0.15)	0.19	0.09
Total from investment operations	0.23	1.07	0.30	0.25	0.70	0.64
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.29)	(0.35)	(0.47)	(0.53)	(0.53)
Net asset value, end of period	$11.36	$11.15	$10.37	$10.42	$10.64	$10.47

Total Return, at Net Asset Value[2]	2.08%	10.52%	3.07%	2.23%	7.06%	6.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112,667	$110,166	$161,664	$199,497	$220,769	$226,296
Average net assets (in thousands)	$112,198	$155,694	$173,445	$209,822	$221,129	$239,680
Ratios to average net assets:[3]
Net investment income	2.20%	3.64%	3.43%	3.79%	4.84%	5.17%
Expenses excluding specific expenses listed below	1.51%	1.57%	1.62%	1.56%	1.55%	1.52%
Interest and fees from borrowings	0.10%	0.15%	0.18%	0.11%	0.11%	0.11%
Interest and fees on short-term floating rate notes issued[4]	0.09%	0.13%	0.03%	0.06%	0.06%	0.07%
Total expenses	1.70%	1.85%	1.83%	1.73%	1.72%	1.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.70%	1.85%	1.83%	1.73%	1.72%	1.70%
Portfolio turnover rate[5]	2%	21%	13%	20%	6%	12%

44        INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

45        INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$11.19	$10.40	$10.45	$10.68	$10.50	$10.38
Income (loss) from investment operations:
Net investment income[1]	0.03	0.49	0.44	0.47	0.60	0.65
Net realized and unrealized gain (loss)	0.21	0.69	(0.05)	(0.14)	0.20	0.10
Total from investment operations	0.24	1.18	0.39	0.33	0.80	0.75
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.39)	(0.44)	(0.56)	(0.62)	(0.63)
Net asset value, end of period	$11.40	$11.19	$10.40	$10.45	$10.68	$10.50

Total Return, at Net Asset Value[2]	2.15%	11.58%	3.98%	3.14%	7.99%	7.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74,080	$71,769	$49,843	$54,584	$30,357	$29,137
Average net assets (in thousands)	$73,008	$59,356	$45,899	$39,973	$28,378	$30,378
Ratios to average net assets:[3]
Net investment income	3.10%	4.54%	4.33%	4.53%	5.73%	6.07%
Expenses excluding specific expenses listed below	0.61%	0.67%	0.72%	0.65%	0.65%	0.62%
Interest and fees from borrowings	0.10%	0.15%	0.18%	0.11%	0.11%	0.11%
Interest and fees on short-term floating rate notes issued[4]	0.09%	0.13%	0.03%	0.06%	0.06%	0.07%
Total expenses	0.80%	0.95%	0.93%	0.82%	0.82%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.95%	0.93%	0.82%	0.82%	0.80%
Portfolio turnover rate[5]	2%	21%	13%	20%	6%	12%

46        INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

47        INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class R6	One Month Ended August 31, 2019 (Unaudited)	Period Ended July 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$11.18	$11.05
Income (loss) from investment operations:
Net investment income[2]	0.03	0.10
Net realized and unrealized gain	0.21	0.10
Total from investment operations	0.24	0.20
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.07)
Net asset value, end of period	$11.39	$11.18

Total Return, at Net Asset Value[3]	2.16%	1.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36	$10
Average net assets (in thousands)	$32	$10
Ratios to average net assets:[4]
Net investment income	3.14%	4.59%
Expenses excluding specific expenses listed below	0.57%	0.62%
Interest and fees from borrowings	0.10%	0.15%
Interest and fees on short-term floating rate notes issued[5]	0.09%	0.13%
Total expenses	0.76%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.90%
Portfolio turnover rate[6]	2%	21%

48        INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. For the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

49        INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2019 (Unaudited) and July 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Rochester Pennsylvania Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Rochester Pennsylvania Municipal Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R6 shares commenced operations on the Reorganization Date.

Effective August 31, 2019, the Fund changed its fiscal year end from July 31 to February 28.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

50          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are

51          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principals generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table for the fiscal year ended July 31, 2019 represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

52          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$11,741,732	$—	$128,748,517	$14,942,153

1. At July 31, 2019, the Fund had $128,748,517 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period ended July 31, 2019. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Loss

$346	$346

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2019	Year Ended July 31, 2018

Distributions paid from:
Exempt-interest dividends	$20,835,304	$26,429,383
Ordinary income	284,625	252,788

Total	$21,119,929	$26,682,171

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

53        INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

	One Month Ended August 31, 2019 (Unaudited)		Year Ended July 31, 2019
Federal tax cost of securities	$673,841,455	[1]	$653,594,727	[2]

Gross unrealized appreciation	$57,202,284		$48,759,041

Gross unrealized depreciation	(31,506,017)		(33,816,888)

Net unrealized appreciation	$25,696,267		$14,942,153

1. The Federal tax cost of securities does not include cost of $33,910,620, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 1J.

2. The Federal tax cost of securities does not include cost of $33,918,439, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 1J.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities

54          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

with the intention on acquiring such securities, they may sell such securities prior to the settlement date.
J.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the

55          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Payable for short-term floating rate notes issued” on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of “Interest expense and fees on short-term floating rate notes issued” on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

56          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the one-month period ended August 31, 2019 (Unaudited), the effective annualized advisory fees incurred by the Fund was 0.51% and for the year ended July 31, 2019, the effective annualized advisory fees incurred by the Fund was 0.53%.

From August 1, 2018 until the date of the Reorganization, the Acquired Fund paid $2,739,697 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of

57          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.98%, 1.62%, 0.72% and 0.62%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

During the year ended July 31, 2019 and the one-month period ended August 31, 2019 (Unaudited), the Adviser and OFI Global Asset Management, Inc. did not waive fees and/or reimburse the Fund or Acquired Fund, respectively in relation to this arrangement.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2019 and the one-month period ended August 31, 2019 (Unaudited), expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid

58          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended July 31, 2019 and the one-month period ended August 31, 2019 (Unaudited), expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 0.90% of the average daily net assets of Class C. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended July 31, 2019 and the one-month period ended August 31, 2019 (Unaudited), expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2019, IDI advised the Fund that IDI retained $8,651 in front-end sales commissions from the sale of Class A shares and $350 from Class C shares, for CDSC imposed on redemptions by shareholders. During the one-month period ended August 31, 2019 (Unaudited), IDI advised the Fund that IDI retained $2,323 in front-end sales commissions from the sale of Class A shares and $432 from Class C shares, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $56,849 in front–end sales commissions from the sale of Class A shares and $996 and $13,560 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted

59        INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following is a summary of the tiered valuation input levels, as of August 31, 2019 (Unaudited).

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$576,462,773	$8,023,516	$584,486,289
U.S. Possessions	—	148,962,053	—	148,962,053

Total Assets	$—	$725,424,826	$8,023,516	$733,448,342

The following is a summary of the tiered valuation input levels, as of July 31, 2019.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$549,152,486	$8,023,516	$557,176,002
U.S. Possessions	—	145,279,317	—	145,279,317

Total Assets	$—	$694,431,803	$8,023,516	$702,455,319

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The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value for the one-month period ended August 31, 2019 (Unaudited):

	Value as of July 31, 2019	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$8,023,516	$—	$—	$—

Total Assets	$8,023,516	$—	$—	$—

a. Included in net investment income.

			Transfers into Transfers out of		Value as of August 31, 2019
	Purchases	Sales	Level 3	Level 3	(Unaudited)
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$—	$—	$—	$8,023,516

Total Assets	$—	$—	$—	$—	$8,023,516

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value for the year ended July 31, 2019:

	Value as of July 31, 2018	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$5,257,362	$—	$673,925	$—

Total Assets	$5,257,362	$—	$673,925	$—

a. Included in net investment income.

			Transfers into Transfers out of		Value as of
	Purchases	Sales	Level 3	Level 3	July 31, 2019
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$266,154	$—	$1,826,075	$—	$8,023,516

Total Assets	$266,154	$—	$1,826,075	$—	$8,023,516

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held for the fiscal year reporting period at

61          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

July 31, 2019:

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$673,925

Total Assets	$673,925

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 for the fiscal year reporting period at July 31, 2019 and the one-month period ended August 31, 2019 (Unaudited):

	Value as of August 31, 2019 (Unaudited)	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$8,023,516	Pricing service	N/A	N/A	N/A (a)

Total	$8,023,516

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the period August 1, 2018 through May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities sales of $2,113,538, which resulted in net realized gains of $1,050. For the period August 1, 2019 to August 31, 2019 (Unaudited) and the period May 25, 2019 to July 31, 2019, the Fund did not engage in transactions with affiliates.

Note 5 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their

62        INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period ended August 31, 2019 (Unaudited), the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,424
Payments Made to Retired Trustees	—
Accumulated Liability as of August 31, 2019 (Unaudited)	44,548

During the reporting period ended July 31, 2019, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	4,959
Accumulated Liability as of July 31, 2019	42,124

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, NA, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

63          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the one-month period ended August 31, 2019 (Unaudited) was $33,460,527 and $15,434,781, respectively and year ended July 31, 2019 was $145,759,228 and $172,409,665, respectively.

Note 8 - Share Information

Transactions in shares of beneficial interest were as follows:

	One Month Ended
	August 31, 2019		Year Ended July 31, 2019[2]		Year Ended July 31, 2018
	(Unaudited)[1]
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	394,115	$4,475,849	8,440,089	$92,835,347	3,264,565	$32,744,691
Dividends and/or distributions reinvested	105,355	1,198,859	1,163,062	12,457,740	1,583,701	15,894,703
Redeemed	(345,123)	(3,912,887)	(5,718,182)	(61,072,680)	(12,061,229)	(120,197,651)

Net increase (decrease)	154,347	$1,761,821	3,884,969	$44,220,407	(7,212,963)	$(71,558,257)

Class B
Sold	—	$—	—	$—	34	$343
Dividends and/or distributions reinvested	—	—	—	—	3,459	34,714
Redeemed[3]	—	—	—	—	(262,554)	(2,628,554)

Net decrease	—	$—	—	$—	(259,061)	$(2,593,497)

Class C
Sold	165,594	$1,873,023	1,288,613	$13,745,931	1,216,982	$12,191,245
Dividends and/or distributions reinvested	19,354	218,887	372,761	3,972,929	562,752	5,632,066
Redeemed	(148,283)	(1,680,517)	(7,373,461)	(80,835,984)	(5,343,607)	(53,163,665)

Net increase (decrease)	36,665	$411,393	(5,712,087)	$(63,117,124)	(3,563,873)	$(35,340,354)

64          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

	One Month Ended August		Year Ended July 31, 2019[2]		Year Ended July 31, 2018
	31, 2019 (Unaudited) [1]
	Shares	Amount	Shares	Amount	Shares	Amount
Class Y
Sold	144,264	$1,643,251	2,576,054	$27,505,316	2,307,383	$23,263,618
Dividends and/or distributions reinvested	17,985	197,300	188,318	2,022,099	185,867	1,870,127
Redeemed	(78,694)	(892,176)	(1,143,062)	(12,150,770)	(2,926,787)	(29,086,046)

Net increase (decrease)	83,555	$948,375	1,621,310	$17,376,645	(433,537)	$(3,952,301)

Class R6[4]
Sold	4,464	$50,030	905	$10,000	—	$—
Dividends and/or distributions reinvested	5	56	—	—	—	—
Redeemed	(2,232)	(25,000)	—	—	—	—

Net increase	2,237	$25,086	905	$10,000	—	$—

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 43% (Unaudited) of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 43% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3. All outstanding Class B shares converted to Class A shares on June 1, 2018.

4. Commencement date after the close of business on May 24, 2019.

Note 9 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act, a fund generally may not borrow money greater than 33 1/3 of the Fund’s total assets.

The Acquired Fund had entered into a Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enabled the Fund to participate with certain other Funds in a committed secured borrowing facility that permitted borrowing up to $2.5 billion, collectively, by certain Funds. This revolving credit agreement was secured by the assets of the Fund and terminated on May 24, 2019. In connection with this agreement, for the period August 1, 2018 to May 24, 2019, the Fund incurred fees of $677,183. The average daily balance borrowings under this agreement was $13,591,246 with a weighted average interest rate of 2.50%.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security

65          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Agreement with conduit lenders and Citibank N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the period May 25, 2019 to July 31, 2019, the Fund incurred fees of $101,103 and for the period from August 1, 2019 to August 31, 2019 (Unaudited), the Fund incurred fees of $55,834. The average daily balance of borrowings under this agreement is $5,335,294 with a weighted average interest rate of 2.46% for the period from May 25, 2019 to July 31, 2019 and is $8,351,613 with a weighted average interest rate of 2.25% for the period from August 1, 2019 to August 31, 2019 (Unaudited). Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

At July 31, 2019, the Fund had no borrowings outstanding under this agreement.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the one-month period ended August 31, 2019 (Unaudited) were $32,855,000 and 1.83%, respectively. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended July 31, 2019 were $37,939,000 and 2.22%, respectively.

Note 10 - Reverse Repurchase Agreements

Prior to the reorganization, the Acquired Fund engaged in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement.

The Acquired Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enabled it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permitted aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest was charged to the Acquired Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Acquired Fund was also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Acquired Fund retained the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions were considered secured borrowings for financial reporting purposes. The Acquired Fund also received the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Acquired Fund’s participation in the Facility during the reporting period

66          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Acquired Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility were valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund had the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period. This Facility terminated on May 24, 2019.

67          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations and the statement of changes in net assets for the year ended July 31, 2019, including the related notes, and the financial highlights for each of the periods ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations, changes in its net assets for the year ended July 31, 2019 and the financial highlights for each of the periods ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund (formerly known as Oppenheimer Rochester® Pennsylvania Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were

68          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, TX

October 14, 2019

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

69          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

70          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 98.65% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

71          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

  The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

72          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

  Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

73          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds and closed-end funds in the Fund’s Lipper category advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual

74          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100%

75          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

76          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

• Fund reports and prospectuses

• Quarterly statements

• Daily confirmations

• Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-PORT. The most recent list of portfolio holdings is available at invesco. com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

77          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund was held on May 17, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Rochester® Pennsylvania Municipal Fund into Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	25,514,187	1,377,138	5,605,902	0

78          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified.

Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			240	None

Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	240	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

79          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

80          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

81        INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	240

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	240	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown [3] – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	240

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry	240	None

3 Mss. Brown and Krentzman and Messrs. Motley, Vandivort and Vaughn were appointed as Trustees of the Trust effective June 10, 2019.

82          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Jack M. Fields (Continued)		company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	240	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	240	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman [3] – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the	240	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

83          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Elizabeth Krentzman (Continued)		Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	240	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	240	None

Joel W. Motley [3] – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			240

Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	240	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

84          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	240	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	240	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	240	None

Daniel S. Vandivort [3] –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	240	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn [3] – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	240

Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee and Vice Chair	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios);	240	ISO New England, Inc. (non-profit organization managing regional electricity market)

85          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Christopher L. Wilson (Continued)

Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

86          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco

			N/A	N/A

87        INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary, Jemstep, Inc.

Formerly: Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.;

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco

Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.;

			N/A	N/A

88          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)

Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and

			N/A	N/A

89        INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)

General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

90          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer–Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

91        INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1000 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	Suite 5800
		Houston, TX	Houston, TX 77002-5021
77046-1173
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Investment	Citibank, N.A.
2005 Market Street,	Goodwin Procter LLP	Services, Inc.	111 Wall Street
Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza,	New York, NY 10005
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Suite 1000
Houston, TX
77046-1173

92          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

93          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

94          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

95        INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE Continued

• Request that we amend, rectify, delete or update the personal data we hold about you;

• Where possible (e.g. in relation to marketing) amend or update your choices around processing;

• Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

96          INVESCO OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-ROPAM-AR-1	09272019

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr., Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr., Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”) informed the Audit Committee that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On June 18, 2019, the SEC adopted amendments to the Loan Rule (the “Amendments”) addressing many of the issues that led to the issuance of the no-action letter. The Amendments become effective and supersede the no-action letter on October 3, 2019, 90 days after publication in the Federal Register. In connection with prior independence determinations, PwC communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PwC is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PwC also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PwC concluded that PwC could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of the Amendments.

During the reporting period, PwC advised the Audit Committee of the following matters for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Senior Associate, two PwC Managers, a PwC Senior Manager and a PwC Director each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments (or with respect to the PwC Senior Associate and one PwC Manager, was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibilities for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which they considered in reaching their conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversee.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

•	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;

•	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;

•

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

•

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

•

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

•

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

•	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;

•

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

•	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the series of the Registrant with a fiscal year end of July 31, 2019 (each a “Fund”) aggregate fees for services rendered to these Funds as shown in the following table. Each Fund is newly organized and was created, respectively, for the purpose of acquiring the assets and liabilities of a corresponding predecessor fund (each, a “Reorganization”). Each Reorganization was consummated after the close of business on May 24, 2019, prior to which each Fund had not yet commenced operations. Accordingly, the information shown in the following table has been provided for the period since each Fund’s commencement of operations. The Audit Committee pre-approved all audit and non-audit services provided to the Funds.

Fees Billed for Services Rendered to the Registrant for fiscal year end 2019
Audit Fees	$296,050
Audit-Related Fees	$0
Tax Fees(1)	$22,800
All Other Fees	$0

Total Fees	$318,850

(g) PwC billed the Registrant aggregate non-audit fees of $22,800 for the fiscal year ended 2019.

(1)	Tax Fees for the fiscal year end July 31, 2019 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), each Fund’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to each Fund (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the period since each Fund’s commencement of operations as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates.

Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$690,000
Tax Fees	$0
All Other Fees	$0

Total Fees	$690,000

(1)	Audit-Related Fees for the year end 2019 include fees billed related to reviewing controls at a service organization.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PwC billed Invesco and Invesco Affiliates aggregate non-audit fees of $3,901,000 for the fiscal year ended July 31, 2019 for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $34 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of September 19, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 19, 2019, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	October 14, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	October 14, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	October 14, 2019